SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 2-39334)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 120

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-02224

Amendment No. 105

MML SERIES INVESTMENT FUND

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street

Springfield, MA 01111-0001

(413) 744-1000

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Secretary, and Chief Legal Officer

MML Series Investment Fund

1295 State Street

Springfield, MA 01111-0001

Copy to:

Brian D. McCabe, Esq.

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

It is proposed that this filing become effective on April 24, 2026 pursuant to paragraph (b) of rule 485.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 120 to its Registration Statement No. 2-39334 under the Securities Act of 1933, as amended, and this Amendment No. 105 to its Registration Statement No. 811-02224 under the Investment Company Act of 1940, as amended. This Post-Effective Amendment relates to each series of the Registrant.

Prospectus Inside
MML Series
Investment Fund
MML Focused Equity Fund
MML Foreign Fund
MML Income & Growth Fund
MML Small/Mid Cap Value Fund
MML Sustainable Equity Fund
MML VIP American Century Mid Cap Value Fund
MML VIP American Century Small Company Value Fund
MML VIP BlackRock®  Equity Index Fund
MML VIP Fidelity Institutional AM® Core Plus Bond Fund
MML VIP Invesco Global Fund
MML VIP Invesco Main Street Equity Fund
MML VIP JPMorgan U.S. Research Enhanced Equity Fund
MML VIP Loomis Sayles Large Cap Growth Fund
MML VIP MFS® International Equity Fund
MML VIP T. Rowe Price Blue Chip Growth Fund
MML VIP T. Rowe Price Equity Income Fund
MML VIP T. Rowe Price Mid Cap Growth Fund
MML VIP Wellington Small Cap Growth Equity Fund
This prospectus describes certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.
April 24, 2026

MML SERIES INVESTMENT FUND
This Prospectus describes the following Funds:

•	MML Focused Equity Fund Class II Service Class I

•	MML Foreign Fund Initial Class Service Class

•	MML Income & Growth Fund Initial Class Service Class

•	MML Small/Mid Cap Value Fund Initial Class Service Class

•	MML Sustainable Equity Fund Initial Class Service Class

•	MML VIP American Century Mid Cap Value Fund Initial Class Service Class

•	MML VIP American Century Small Company Value Fund Class II Service Class I

•	MML VIP BlackRock® Equity Index Fund Class I Class II Class III Service Class I

•	MML VIP Fidelity Institutional AM® Core Plus Bond Fund Class II Service Class I

•	MML VIP Invesco Global Fund Class I Class II Service Class I

•	MML VIP Invesco Main Street Equity Fund Class II Service Class I

•	MML VIP JPMorgan U.S. Research Enhanced Equity Fund Initial Class Service Class

•	MML VIP Loomis Sayles Large Cap Growth Fund Initial Class Service Class

•	MML VIP MFS® International Equity Fund Class II Service Class I

•	MML VIP T. Rowe Price Blue Chip Growth Fund Initial Class Service Class

•	MML VIP T. Rowe Price Equity Income Fund Initial Class Service Class

•	MML VIP T. Rowe Price Mid Cap Growth Fund Initial Class Service Class

•	MML VIP Wellington Small Cap Growth Equity Fund Initial Class Service Class

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.
PROSPECTUS
April 24, 2026

Page
About the Funds
MML Focused Equity Fund.................................................	4
MML Foreign Fund.......................................................	9
MML Income & Growth Fund................................................	14
MML Small/Mid Cap Value Fund.............................................	19
MML Sustainable Equity Fund...............................................	24
MML VIP American Century Mid Cap Value Fund (formerly known as MML Mid Cap Value Fund).................................................................	29
MML VIP American Century Small Company Value Fund (formerly known as MML Small Company Value Fund).....................................................	35
MML VIP BlackRock® Equity Index Fund (formerly known as MML Equity Index Fund).....	40
MML VIP Fidelity Institutional AM® Core Plus Bond Fund (formerly known as MML Total Return Bond Fund)........................................................	44
MML VIP Invesco Global Fund (formerly known as MML Global Fund).................	51
MML VIP Invesco Main Street Equity Fund (formerly known as MML Fundamental Equity Fund).................................................................	56
MML VIP JPMorgan U.S. Research Enhanced Equity Fund (formerly known as MML Managed Volatility Fund)..........................................................	60
MML VIP Loomis Sayles Large Cap Growth Fund (formerly known as MML Large Cap Growth Fund).................................................................	65
MML VIP MFS® International Equity Fund (formerly known as MML International Equity Fund).................................................................	70
MML VIP T. Rowe Price Blue Chip Growth Fund (formerly known as MML Blue Chip Growth Fund).................................................................	75
MML VIP T. Rowe Price Equity Income Fund (formerly known as MML Equity Income Fund).	80
MML VIP T. Rowe Price Mid Cap Growth Fund (formerly known as MML Mid Cap Growth Fund).................................................................	85
MML VIP Wellington Small Cap Growth Equity Fund (formerly known as MML Small Cap Growth Equity Fund)......................................................	90
Additional Information Regarding Investment Objectives and Principal Investment Strategies.........	95
Disclosure of Portfolio Holdings...................................................	98
Additional Information Regarding Principal Risks.......................................	98
Management of the Funds.......................................................	116
Investment Adviser........................................................	116
Subadvisers and Portfolio Managers............................................	117
About the Classes of Shares......................................................	124
Distribution Plan, Shareholder Servicing, and Payments to Intermediaries......................	124
Buying and Redeeming Shares....................................................	125
Frequent Trading Policies.......................................................	126
Determining Net Asset Value.....................................................	127
Taxation and Distributions......................................................	128
Financial Highlights...........................................................	130

Page
Index Descriptions............................................................	148

MML Focused Equity Fund
INVESTMENT OBJECTIVE
The Fund seeks growth of capital over the long-term.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	0.70%	0.70%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	0.90%	1.15%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$92	$287	$498	$1,108
Service Class I	$117	$365	$633	$1,398
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs.
These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadviser, Wellington Management Company LLP (“Wellington Management”), believes are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants, of issuers of any size. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 30% of its total assets in foreign securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Wellington Management seeks long-term total returns in excess of the broad market by investing in a select number of high quality, reasonably-valued companies that have demonstrated the willingness to return value to shareholders. The investment process stresses security selection based on bottom-up fundamental research to identify attractively valued stocks that have the potential for significant longer-term rewards. Wellington Management’s investment philosophy is based on the premise that investing in high quality companies with superior prospects for dividend growth, and the fundamental strength to support that growth in the future, can provide superior long-term returns. Wellington Management typically sells a security when it achieves its price target or when it no longer exhibits superior upside return versus downside risk.

Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Focused Portfolio Risk Because the Fund tends to invest its assets in a relatively small number of stocks, rather than hundreds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of securities.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Russell 1000® Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares

Highest Quarter:	4Q ‘22,	13.66%	Lowest Quarter:	1Q ‘20,	-16.40%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Class II	7.90%	8.75%	12.51%
Service Class I	7.75%	8.48%	12.23%

	One Year	Five Years	Ten Years
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 1000 Index (reflects no deduction for fees, expenses, or taxes)	17.37%	13.59%	14.59%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Wellington Management Company LLP (“Wellington Management”)
Portfolio Manager(s):
Peter C. Fisher is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since December 2024.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML Foreign Fund
INVESTMENT OBJECTIVE
The Fund seeks long-term total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.86%	0.86%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.92%	1.17%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$94	$293	$509	$1,131
Service Class	$119	$372	$644	$1,420
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common stocks of companies listed on foreign securities exchanges. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests in equity securities of foreign companies representing at least three countries other than the United States. Equity securities may include common stocks, American, European, and Global depositary receipts, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Although the Fund may invest in companies of any size as measured by assets, sales, or market capitalization, the Fund will tend to focus on larger, more seasoned or established companies. The Fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The Fund may at times have significant exposure to one or more countries, industries, or sectors. It is expected that investments will be diversified around the world and within markets in an effort to minimize specific country and currency risks. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund’s  subadviser, Thompson, Siegel & Walmsley LLC (“TSW”), currently anticipates investing in at least 12 countries other than the United States. TSW emphasizes established companies in individual foreign markets and attempts to stress companies and markets that it believes are undervalued. TSW expects capital growth to be the predominant component of the Fund’s total return.
In selecting investments for the Fund, TSW employs a relative value process utilizing a combination of quantitative and qualitative methods based on a four factor valuation screen designed to outperform the MSCI EAFE Index. TSW’s analysts also perform rigorous fundamental analysis. A portfolio composed of approximately 80-110 stocks is selected as a result of this process. TSW generally limits its investment universe to companies with a minimum of three years of operating history. TSW employs a consistent sell discipline which includes a significant negative earnings revision, a stock being sold when the catalyst is no longer valid or another stock presents a more attractive opportunity.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds or the broader market as a whole.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, human error, or any technical issues with the design, construction, implementation, or maintenance of the models.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	4Q ‘22,	19.20%	Lowest Quarter:	1Q ‘20,	-26.93%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	32.60%	9.01%	6.72%
Service Class I	32.36%	8.76%	6.46%
MSCI EAFE Index (reflects no deduction for fees or expenses)	31.22%	8.92%	8.18%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Thompson, Siegel & Walmsley LLC (“TSW”)
Portfolio Manager(s):
Brandon H. Harrell, CFA is a Portfolio Manager at TSW. He has managed the Fund since January 2020.
Stedman D. Oakey, CFA is a Portfolio Manager at TSW. He has managed the Fund since July 2025.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML Income & Growth Fund
INVESTMENT OBJECTIVE
This Fund seeks long-term total return and current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.72%	0.97%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$74	$230	$401	$894
Service Class	$99	$309	$536	$1,190
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 33% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of issuers that the Fund’s subadviser, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which Barrow Hanley believes are generally above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Barrow Hanley employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, Barrow Hanley typically seeks to exploit market inefficiencies by using proprietary research to identify primarily large-capitalization companies that it considers to be undervalued and to have the potential to generate superior returns while subjecting the Fund to below average levels of risk. Barrow Hanley typically invests in approximately 75 – 100 securities. Barrow Hanley may consider selling a stock for the Fund if, in its judgment, the security has reached its valuation target, the company’s fundamentals begin to deteriorate, or other opportunities appear more attractive.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S.
currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Russell 1000® Value Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	4Q ‘20,	20.63%	Lowest Quarter:	1Q ‘20,	-30.48%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	13.34%	12.35%	10.73%
Service Class	13.11%	12.07%	10.45%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”)

Portfolio Manager(s):
Mark Giambrone is an Executive Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.
Brad Kinkelaar is a Senior Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since February 2019.
Michael B. Nayfa, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.
Terry L. Pelzel, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.
Brian F. Quinn, CFA is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since December 2017.
Luis P. Rhi is a Managing Director and Portfolio Manager at Barrow Hanley. He has managed the Fund since February 2026.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML Small/Mid Cap Value Fund
INVESTMENT OBJECTIVE
This Fund seeks long-term total return.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.82%	1.07%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$84	$262	$455	$1,014
Service Class	$109	$340	$590	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 65% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in securities that the subadviser, AllianceBernstein L.P. (“AllianceBernstein”) believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The subadviser currently considers small- and mid-cap companies to include companies with market capitalizations at the time of purchase that fall within the range of market capitalizations from the smallest company in the Russell 2500™ Index to the greater of $5 billion or the largest company in the Russell 2500 Index (as of February 28, 2026, the capitalization range of companies in the Russell 2500 Index was $6.34 million to $92.23 billion). Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund may invest in securities of domestic issuers and foreign issuers (up to 10% of its total assets), including American Depositary Receipts (“ADRs”). The Fund may also invest in real estate investment trusts (“REITs”). The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
AllianceBernstein seeks to invest primarily in a diversified portfolio of equity securities of small- and mid-sized companies that it determines, using its own fundamental value approach, to be undervalued. Using an investment process with three main components — identifying attractive opportunities, fundamental research, and portfolio construction —  AllianceBernstein seeks to identify companies whose ability to grow earnings over the long term does not appear to be reflected in their current market price. AllianceBernstein begins by using a proprietary quantitative tool to screen a universe of about 2,500 small- and mid-cap companies based on various valuation and success factors (e.g., price-to-forward earnings, return on equity) and ranks those stocks by their expected returns. AllianceBernstein then conducts intensive fundamental research into the most attractive 20%

of those stocks, as well as stock ideas generated by fundamental analysts. Based on this research, AllianceBernstein uses proprietary risk models to construct a portfolio on the basis of a stock’s expected return on a risk-adjusted basis.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, human error, or any technical issues with the design, construction, implementation, or maintenance of the models.

REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance  and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Russell 2500 Value Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	4Q ‘20,	29.16%	Lowest Quarter:	1Q ‘20,	-36.08%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	2.40%	8.68%	8.70%
Service Class	2.17%	8.41%	8.42%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2500 Value Index (reflects no deduction for fees, expenses, or taxes)	12.73%	10.02%	9.72%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): AllianceBernstein L.P. (“AllianceBernstein”)
Portfolio Manager(s):
James W. MacGregor, CFA is Chief Investment Officer for U.S. Small and Mid-Cap Value Equities and a Portfolio Manager at AllianceBernstein. He has managed the Fund since December 2007.
Erik A. Turenchalk, CFA is a Senior Vice President for U.S. Small and Mid-Cap Value Equities and a Portfolio Manager at AllianceBernstein. He has managed the Fund since January 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML Sustainable Equity Fund
INVESTMENT OBJECTIVE
This Fund seeks capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.50%	0.50%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses	0.56%	0.81%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$57	$179	$313	$701
Service Class	$83	$259	$450	$1,002
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in sustainable equity securities. Equity securities may include common stock, preferred stock, securities convertible into common or preferred stock, rights, and warrants. The Fund’s subadviser, American Century Investment Management, Inc. (“American Century”), currently considers sustainable securities to be those to which the subadviser’s proprietary model assigns an ESG score that is in the top three quartiles of the environmental, social, and governance (“ESG”) scores the model assigns to all of the securities in the Fund’s benchmark, the S&P 500® Index.
The Fund generally invests in large-capitalization companies American Century believes show improving business fundamentals and attractive  ESG characteristics compared to their peer companies, using a proprietary multi-factor model that combines fundamental measures of a stock’s value and growth potential with ESG metrics. The model assigns each security a financial metrics score and an ESG score that are combined to create an overall score. American Century currently defines large capitalization companies as companies with capitalizations in the capitalization range of the S&P 500 Index. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
To measure value, American Century may use ratios of stock price-to-earnings and stock price-to-cash flow. To measure growth, American Century may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates. The model also considers price momentum. American Century arrives at an  ESG score by evaluating multiple metrics of each ESG characteristic — environmental, social, and governance. American Century utilizes internal data and research, as well as third party commercial data sources and scoring systems, to evaluate each security’s ESG characteristics. To the extent such information is available and relevant for a particular company,

American Century will consider, among other things, a company’s carbon emission profile, energy and water usage, or waste generation (environmental), a company’s employee turnover rates, digital privacy, or worker safety (social), and a company’s corporate leadership, including board chair independence and the independence of audit and compensation committees or shareholder rights such as say on pay (governance). If an ESG score is unavailable or incomplete, a security may still be selected for the portfolio if American Century believes it can evaluate the security qualitatively, or if the financial metrics and/or remaining ESG data merit investment. Qualitative review of portfolio securities may include examination of registration statements and other information provided by the company as well as engagement with company management.
Final scores for each security are evaluated on a sector-specific basis, and the Fund seeks to hold securities with the strongest scores in their respective sectors. Using this process, American Century attempts to build a portfolio of stocks that has sustainable competitive advantages, provides better returns without taking on significant additional risk, and maintains a stronger  ESG profile than the S&P 500 Index.
Although American Century intends to invest the Fund’s assets primarily in  U.S. securities, the Fund may invest in securities of foreign companies when these securities meet American Century’s standards of selection.
When determining whether to sell a security, American Century considers among other things, a security’s price, whether a security’s risk parameters outweigh its return opportunities, general market conditions, and whether the security meets its  ESG criteria.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Style Risk Different investment styles tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. If at any time, the market is not favoring the Fund’s investment style, the Fund’s gains may not be as big as, or its losses may be bigger than, those of other funds using different investment styles.
ESG Risk To the extent the Fund’s investments are selected based in whole or in part on ESG factors or other non-financial considerations, the Fund may not invest in certain securities in which it might otherwise invest, and may experience less favorable performance than portfolios that do not consider ESG and other non-financial factors or that consider them differently. The securities of companies with favorable ESG scores may underperform similar companies that do not score as well or may underperform the stock market as a whole. Information developed or analyzed by the Fund’s managers or by third parties to determine a company’s ESG score may not be complete or accurate, and complete ESG-related information or data may not be available for many companies. Reliance on ESG scores and factors by the Fund’s managers may have the effect of prioritizing the Fund’s long-term returns over short-term returns.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name and investment strategy changed on April 29, 2022. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	2Q ‘20,	19.65%	Lowest Quarter:	1Q ‘20,	-20.38%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	11.50%	11.93%	12.98%
Service Class	11.32%	11.66%	12.71%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): American Century Investment Management, Inc. (“American Century”)

Portfolio Manager(s):
Rob Bove is a Portfolio Manager at American Century. He has managed the Fund since April 2022.
Justin Brown, CFA is a Vice President and Portfolio Manager at American Century. He has managed the Fund since April 2022.
Joe Reiland, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since April 2022.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP American Century Mid Cap Value Fund*
(formerly known as MML Mid Cap Value Fund)
INVESTMENT OBJECTIVE
This Fund seeks long-term capital growth. Income is a secondary objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.84%	0.84%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.89%	1.14%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$91	$284	$493	$1,096
Service Class	$116	$362	$628	$1,386
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser, American Century Investment Management, Inc. (“American Century”), believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. American Century currently considers “mid-cap” companies to include those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index, excluding the largest 100 such companies (as of February 28, 2026, between $1.14 billion and $114.04 billion). American Century intends to manage the Fund so that its dollar-weighted average market capitalization falls within the market capitalization range of companies included in the Russell Midcap® Index (as of February 28, 2026, between $1.14 billion and $128.84 billion). Equity securities may include common stock, preferred stock, securities convertible into common or preferred stock, stock futures contracts, and stock index futures contracts. The Fund may invest in real estate investment trusts (“REITs”). The Fund may use futures contracts as a substitute for direct investments in equity securities.
The Fund typically invests most of its assets in equity securities of  U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund’s investments in foreign securities are limited to 35% of its total assets. The

*	The “American Century” name is the property of American Century Proprietary Holdings, Inc. and is being used by the Fund with the permission of American Century.

Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. Use of derivatives by the Fund may create investment leverage. The Fund may invest a portion of its assets in debt securities of companies and debt obligations of governments and their agencies, and other similar securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting investments for the Fund, American Century seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows, and/or assets that may not be accurately reflected in the companies’ values, as determined by the managers. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. American Century uses a variety of analytical research tools and techniques to help it make decisions about buying or holding securities of companies that meet its investment criteria and selling the securities of companies that do not.
American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Russell Midcap Value Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	4Q ‘20,	16.89%	Lowest Quarter:	1Q ‘20,	-27.55%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	8.97%	8.80%	9.14%
Service Class	8.62%	8.51%	8.86%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell Midcap Value Index (reflects no deduction for fees, expenses, or taxes)	11.05%	9.83%	9.78%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): American Century Investment Management, Inc. (“American Century”)
Portfolio Manager(s):
Nathan Rawlins, CFA is a Portfolio Manager and Senior Investment Analyst at American Century. He has managed the Fund since February 2022.
Kevin Toney, CFA is the Chief Investment Officer - Global Value Equity, a Senior Vice President, and a Senior Portfolio Manager at American Century. He has managed the Fund since September 2008.
Brian Woglom, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since February 2012.

PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP American Century Small Company Value Fund*
(formerly known as MML Small Company Value Fund)
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.26%	0.26%
Total Annual Fund Operating Expenses	1.06%	1.31%
Expense Reimbursement	(0.07)%	(0.07)%
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	0.99%	1.24%
(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2027, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.99% and 1.24% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$101	$330	$578	$1,288
Service Class I	$126	$408	$711	$1,573
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities that the subadviser, American Century Investment Management, Inc. (“American Century”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of February 28, 2026, between $6.34 million and $39.26 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights,

*	The “American Century” name is the property of American Century Proprietary Holdings, Inc. and is being used by the Fund with the permission of American Century.

and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may invest in real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
American Century employs a value-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. In selecting investments for the Fund, American Century seeks to identify stocks of companies that it believes are undervalued at the time of purchase. American Century attempts to purchase the stocks of these undervalued companies and hold each stock until it has returned to favor in the market and the stock’s price has increased to, or is higher than, a level the managers believe more accurately reflects the fair value of the company. Companies may be undervalued due to market declines, poor economic conditions, actual or anticipated bad news regarding the issuer or its industry, or because they have been overlooked by the market. To identify these companies, American Century looks for companies with earnings, cash flows, and/or assets that may not be accurately reflected in the companies’ stock prices or may be outside the companies’ historical ranges. The managers also may consider whether the companies’ securities have a favorable income-paying history and whether income payments are expected to continue or increase. American Century may sell a stock from the Fund if, for example, in its judgment, a stock no longer meets its valuation criteria, a stock’s risk parameters outweigh its return opportunity, more attractive alternatives are identified, or specific events alter a stock’s prospects.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including ETFs, in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying fund or ETF when the Fund invests in shares of another registered investment company or ETF. ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Russell 2000 Value Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares

Highest Quarter:	4Q ‘20,	28.58%	Lowest Quarter:	1Q ‘20,	-30.85%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Class II	-3.39%	5.15%	8.54%
Service Class I	-3.60%	4.90%	8.28%

	One Year	Five Years	Ten Years
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2000 Value Index (reflects no deduction for fees, expenses, or taxes)	12.59%	8.88%	9.27%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): American Century Investment Management, Inc. (“American Century”)
Portfolio Manager(s):
Ryan Cope, CFA is a Vice President and Portfolio Manager at American Century. He has managed the Fund since November 2021.
Jeff John, CFA is a Vice President and Senior Portfolio Manager at American Century. He has managed the Fund since November 2021.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP BlackRock® Equity Index Fund
(formerly known as MML Equity Index Fund)
INVESTMENT OBJECTIVE
The Fund seeks to provide investment results that correspond to the total return performance of publicly traded common stocks in the aggregate as represented by the S&P 500® Index*.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II	Class III	Service Class I
Management Fees	0.10%	0.10%	0.10%	0.10%
Distribution and Service (Rule 12b-1) Fees	None	None	None	0.25%
Other Expenses	0.34%	0.19%	0.04%	0.34%
Total Annual Fund Operating Expenses	0.44%	0.29%	0.14%	0.69%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$45	$141	$246	$555
Class II	$30	$93	$163	$368
Class III	$14	$45	$79	$179
Service Class I	$70	$221	$384	$859
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies included within the S&P 500 Index (the “Index”). The Fund invests in the equity securities of companies included in the Index in weightings that approximate the relative composition of the securities contained in the Index, and in S&P 500 Index futures contracts. The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of February 28, 2026, the market capitalization range of companies included in the Index was $5.01 billion to $4.31 trillion. If the securities represented in the Index were to become

*The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P®, S&P 500®, SPX®, SPY®, US 500™, The 500™,  iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

concentrated in any particular industry, the Fund’s investments would likewise be concentrated in securities of issuers in that industry; the Index is not currently concentrated in any single industry.
The Fund is passively managed, which means it tries to replicate the investment composition and performance of the Index by using computer programs and statistical procedures. The Fund’s  subadviser, BlackRock Investment Management, LLC (“BlackRock”), will buy and sell securities in response to changes in the Index. The Fund may use Index futures contracts, a type of derivative, to gain exposure to the Index in lieu of investing in cash, or to reduce its exposure to the Index while it sells the securities in its portfolio. Use of Index futures contracts by the Fund may create investment leverage. Because the Fund, unlike the Index, is subject to fees and transaction expenses, the Fund’s returns are likely to be less than those of the Index. BlackRock expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the Index within a 0.95 correlation coefficient.
The Fund intends to be diversified in approximately the same proportion as the Index is diversified. The Fund may become “non-diversified,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. In these circumstances, the Fund may hold larger positions in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Fund becomes “non-diversified” due solely to a change in the relative market capitalization or index weighting of one or more constituents of the Index.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Indexing Risk The Fund’s performance may not track the performance of the index due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index which may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.
Industry Concentration Risk The Fund may concentrate its assets in a particular industry or group of industries. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in that industry or group of industries than if the Fund invested more broadly.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.

Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Non-Diversification Risk In seeking to track the Index, the Fund may become non-diversified solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index. In such circumstances, because the Fund may invest a larger percentage of its assets in a single issuer or in a smaller number of issuers as compared to a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.
Passive Management Risk With an indexing strategy, there is no attempt to seek returns in excess of a benchmark index, to use defensive strategies, or to reduce the effects of any long-term poor investment performance. Therefore, the Fund would not necessarily buy or sell a security unless that security is added to, or removed from, the index, even if that security generally is underperforming.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class I Shares

Highest Quarter:	2Q ‘20,	20.41%	Lowest Quarter:	1Q ‘20,	-19.69%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Class I	17.36%	13.92%	14.33%
Class II	17.57%	14.10%	14.50%
Class III	17.71%	14.26%	14.66%
Service Class I	17.07%	13.63%	14.05%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): BlackRock Investment Management, LLC (“BlackRock”)
Portfolio Manager(s):
Jennifer Hsui, CFA is a Managing Director at BlackRock. She has managed the Fund since April 2025.

Peter Sietsema, CFA is a Managing Director at BlackRock. He has managed the Fund since May 2025.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP Fidelity Institutional AM® Core Plus Bond Fund*
(formerly known as MML Total Return Bond Fund)
INVESTMENT OBJECTIVE
The Fund seeks a high level of current income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	0.40%	0.40%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.21%	0.21%
Total Annual Fund Operating Expenses	0.61%	0.86%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$62	$195	$340	$762
Service Class I	$88	$274	$477	$1,061
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 546% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser, FIAM LLC (“FIAM”), to be of comparable quality). The Fund allocates its assets across investment grade, high yield, and emerging markets debt securities. The Fund’s investment strategy is referred to as “Core Plus” because, in addition to investing in a core portfolio of investment grade debt securities, FIAM normally invests a portion of the Fund’s assets in below investment grade debt securities and/or emerging markets debt securities. The Fund may invest up to 20% of its net assets in below investment grade debt securities (“junk” or “high yield” bonds), including bank loans. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if FIAM considers doing so would be consistent with the Fund’s investment objective. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.
The Fund’s assets may be invested in securities of foreign issuers, including emerging markets, in addition to securities of domestic issuers. Emerging markets include countries that have an emerging stock market as defined by  MSCI, countries or markets with low-to middle-income economies as

*	Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.

classified by the World Bank, and other countries or markets that FIAM identifies as having similar emerging markets characteristics. Emerging markets tend to have relatively low gross national product per capita compared to the world’s major economies and may have the potential for rapid economic growth. The Fund may enter into repurchase agreement transactions. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund may purchase and sell securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis, and may enter into dollar roll or reverse repurchase agreement transactions. The Fund may also invest in collateralized loan obligations.
In pursuing its investment objective, the Fund may (but is not obligated to) invest a significant portion of its assets in a wide variety of exchange-traded and over-the-counter derivatives, including, but not limited to, interest rate swaps, total return swaps, credit default swaps, options (including options on futures and swaps), forwards, and futures contracts (both long and short positions) on securities, other instruments, indexes, or currencies. Depending on  FIAM’s outlook and market conditions, the Fund may engage in these transactions to increase or decrease its exposure to changing security prices, interest rates, credit qualities, foreign exchange rates, or other factors that affect security values, or to gain or reduce exposure to an asset, instrument, currency, or index. Use of derivatives by the Fund may create investment leverage.
FIAM uses the Bloomberg U.S. Aggregate Bond Index (the “Index”) as a guide in structuring the Fund and selecting its investments. FIAM manages the Fund to have similar overall interest rate risk to the Index. FIAM intends for the Fund’s portfolio dollar-weighted average duration generally to match (within 10%) the average duration of the Index (as of February 28, 2026, the average duration of the Index was 5.79 years). Duration measures the price sensitivity of a bond to changes in interest rates. Duration is the dollar weighted average time to maturity of a bond utilizing the present value of all future cash flows.
FIAM considers other factors when selecting the Fund’s investments, including the credit quality of the issuer, security-specific features, current valuation relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuation. In managing the Fund’s exposure to various risks, including interest rate risk, FIAM considers, among other things, the market’s overall risk characteristics, the market’s current pricing of those risks, and internal views of potential future market conditions.
FIAM allocates the Fund’s assets among different asset classes using the composition of the Index as a guide, and among different market sectors (for example, corporate, asset-backed, or government securities) and different maturities based on its view of the relative value of each sector or maturity.
In selecting foreign securities,  FIAM’s analysis also considers the credit, currency, and economic risks associated with the security and the country of its issuer. FIAM may also consider an issuer’s potential for success in light of its current financial condition, its industry position, and economic and market conditions.
To earn additional income for the Fund,  FIAM may use a trading strategy that involves selling (or buying) mortgage securities and simultaneously agreeing to purchase (or sell) mortgage securities on a later date at a set price.
The Fund expects that it will engage in active and frequent trading and so will typically have a relatively high portfolio turnover rate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. The Fund’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Collateralized Loan Obligations and Other Collateralized Obligations Risk. An investment in a collateralized loan obligation can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The risks of investing in a collateralized loan obligation generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the collateralized loan obligation structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Leveraging Risk Instruments and transactions, including derivatives, dollar roll, and reverse repurchase agreement transactions, that create leverage may cause the value of an investment in the Fund to be more volatile, could result in larger losses than if they were not used, and tend to compound the effects of other risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Reinvestment Risk Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect the Fund’s overall return.
Repurchase Agreement Risk These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name, investment objective, and investment strategy changed on November 14, 2025. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares

Highest Quarter:	4Q ‘23,	7.63%	Lowest Quarter:	1Q ‘22,	-6.30%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Class II	7.41%	-0.83%	1.83%
Service Class I	7.03%	-1.10%	1.58%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.01%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): FIAM LLC (“FIAM”)

Portfolio Manager(s):
Jared Beckerman is a Portfolio Manager at FIAM. He has managed the Fund since November 2025.
Brian Day, CFA is a Portfolio Manager at FIAM. He has managed the Fund since November 2025.
Celso Muñoz, CFA is a Portfolio Manager at FIAM. He has managed the Fund since November 2025.
Michael Plage, CFA is a Portfolio Manager at FIAM. He has managed the Fund since November 2025.
Julian Potenza, CFA is a Portfolio Manager at FIAM. He has managed the Fund since April 2026.
Stacie Ware, PhD, OLY is a Portfolio Manager at FIAM. She has managed the Fund since November 2025.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP Invesco Global Fund
(formerly known as MML Global Fund)
INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class II	Service Class I
Management Fees	0.60%	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	None	None	0.25%
Other Expenses	0.21%	0.21%	0.21%
Total Annual Fund Operating Expenses	0.81%	0.81%	1.06%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I	$83	$259	$450	$1,002
Class II	$83	$259	$450	$1,002
Service Class I	$108	$337	$585	$1,294
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests mainly in common stock of U.S. and foreign companies. The Fund can invest without limit in foreign securities, including American Depositary Receipts (“ADRs”), and can invest in any country, including emerging market countries (i.e., those that are generally in the early stages of their industrial cycles). The Fund is not required to allocate its investments in any set percentages in any particular countries or geographic regions. However, the Fund currently emphasizes its investments in the United States, Europe, and Asia. The Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund does not limit its investments to companies in a particular market capitalization range, but primarily invests in mid- and large-cap companies. In addition to common stocks, the Fund can invest in preferred stocks. The Fund may purchase American Depositary Shares as part of  ADR issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. The Fund may (but is not obligated to) purchase exchange-traded options for hedging purposes or to take long or short positions on equity securities or indexes of equity securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
The Fund’s subadviser, Invesco Advisers, Inc. (“Invesco Advisers”), primarily looks for quality companies, regardless of domicile, that have sustainable growth. Invesco Advisers’ investment approach combines a thematic approach to idea generation with bottom-up, fundamental company analysis. Invesco Advisers seeks to identify secular changes in the world and looks for pockets of durable change that it believes will drive global growth for the next decade. These large scale structural themes are referred to collectively as MANTRA®: Mass Affluence, New Technology, Restructuring, and Aging. Invesco Advisers does not target a fixed allocation with regard to any particular theme, and may choose to focus on various sub-themes within each theme. Within each sub-theme, Invesco Advisers employs fundamental company analysis to select investments for the Fund’s portfolio. The economic characteristics Invesco Advisers seeks include a combination of high return on invested capital, good cash flow characteristics, high barriers to entry, dominant market share, a strong competitive position, talented management, and balance sheet strength that Invesco Advisers believes will enable the company to fund its own growth. These criteria may vary. Invesco Advisers also considers how industry dynamics, market trends, and general economic conditions may affect a company’s earnings outlook.
Invesco Advisers has a long-term investment horizon of typically three to five years. Invesco Advisers also has a contrarian buy discipline; Invesco Advisers buys high quality companies that fit its investment criteria when it believes valuations underestimate long-term earnings potential. For example, a company’s stock price may dislocate from its fundamental outlook due to a short-term earnings glitch or negative, short-term market sentiment, which can give rise to an investment opportunity. Invesco Advisers monitors individual issuers for changes in earnings potential or other effects of changing market conditions that may trigger a decision to sell a security, but do not require a decision to do so.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds or the broader market as a whole.

Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Issuer Focus Risk Although the Fund is classified as a diversified fund, it may focus its investments in a relatively small number of issuers. The greater the Fund’s exposure to any single investment or issuer, the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class I shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s investment strategy changed on April 25, 2025. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance
Class I Shares

Highest Quarter:	2Q ‘20,	17.23%	Lowest Quarter:	1Q ‘20,	-21.93%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Class I	23.00%	7.49%	9.95%
Class II	23.11%	7.51%	9.96%
Service Class I	22.69%	7.24%	9.68%
MSCI ACWI (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Invesco Advisers, Inc. (“Invesco Advisers”)
Portfolio Manager(s):
John  Delano, CFA is a Senior Portfolio Manager at Invesco Advisers. He has managed the Fund since April 2025.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP Invesco Main Street Equity Fund
(formerly known as MML Fundamental Equity Fund)
INVESTMENT OBJECTIVE
This Fund seeks capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	0.60%	0.60%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.20%	0.20%
Total Annual Fund Operating Expenses	0.80%	1.05%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$82	$255	$444	$990
Service Class I	$107	$334	$579	$1,283
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs.
These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 63% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser, Invesco Advisers, Inc. (“Invesco Advisers”), currently focuses on larger capitalization issuers. Invesco Advisers considers “larger capitalization” issuers to be those that have a market capitalization, at the time of purchase, within the range of market capitalizations of the issuers included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month (as of February 28, 2026, $1.14 billion to $4.32 trillion), although it may purchase stocks of companies with any market capitalization. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Invesco Advisers uses fundamental research to select securities for the Fund’s portfolio, which is comprised of both growth and value stocks. While the process may change over time or vary in particular cases, in general the selection process currently uses a fundamental approach in analyzing issuers on factors such as a company’s financial performance, competitive strength and prospects, industry position, and business model and management strength. Industry outlook, market trends, and general economic conditions may also be considered.
Invesco Advisers aims to maintain a broadly diversified portfolio across major economic sectors. In constructing the portfolio, Invesco Advisers seeks to limit exposure to so-called “top-down” or “macro” risks, such as overall stock market movements, economic cycles, and interest rate or currency fluctuations. Instead, Invesco Advisers seeks to add value by selecting individual securities that it believes have superior company-specific fundamental attributes or relative valuations that it expects to outperform their industry and sector peers. This is commonly referred to as a “bottom-up” approach to portfolio construction.
Invesco Advisers considers stock rankings, benchmark weightings, and capitalization outlooks in determining security weightings for individual issuers. Invesco Advisers uses the following sell criteria: the stock price is approaching its target, deterioration in the company’s competitive position, poor execution by the company’s management, or identification of more attractive alternative investment ideas.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Issuer Focus Risk Although the Fund is classified as a diversified fund, it may focus its investments in a relatively small number of issuers. The greater the Fund’s exposure to any single investment or issuer, the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name, investment objective, and investment strategy changed on March 2, 2020. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares

Highest Quarter:	2Q ‘20,	18.43%	Lowest Quarter:	2Q ‘22,	-16.72%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Class II	16.15%	12.47%	14.45%
Service Class I	15.90%	12.21%	14.17%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Invesco Advisers, Inc. (“Invesco Advisers”)

Portfolio Manager(s):
Manind Govil, CFA is a Lead Portfolio Manager at Invesco Advisers. He has managed the Fund since March 2020.
Benjamin Ram is a Portfolio Manager at  Invesco Advisers. He has managed the Fund since March 2020.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP JPMorgan U.S. Research Enhanced Equity Fund
(formerly known as MML Managed Volatility Fund)
INVESTMENT OBJECTIVE
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500® Index*.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees(1)	0.69%	0.69%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.08%	0.08%
Total Annual Fund Operating Expenses	0.77%	1.02%
(1)	Management Fees have been restated to reflect current fees.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$79	$246	$428	$954
Service Class	$104	$325	$563	$1,248
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, real estate investment trusts (“REITs”), rights, and warrants. The Fund primarily invests in the common stocks of U.S. companies in the S&P 500 Index (the “Index”). The Fund may also invest in securities not included within the Index, including foreign securities known as depositary receipts. As of February 28, 2026, the market capitalization range of companies included in the Index was $5.01 billion to $4.31 trillion. Sector by sector, the Fund’s weightings are similar to those of the Index. Within each sector, the Fund’s  subadviser,  J.P. Morgan Investment Management Inc.  (“J.P. Morgan”), modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity

*The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P®, S&P 500®, SPX®, SPY®, US 500™, The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

securities that appear overvalued. By owning a large number of equity securities within the Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility as compared to the Index.
The Fund may use derivatives as substitutes for investments in certain securities. The Fund may use derivatives, primarily futures contracts, to gain exposure to the Index or certain securities in the Index, or to more effectively gain targeted equity exposure from its cash positions. To the extent the Fund invests in index futures with exposure to securities in the Index, it may have the effect of increasing the Fund’s exposure to a relatively small number of securities. Use of derivatives by the Fund may create investment leverage.
In managing the investments of the Fund, J.P. Morgan employs a three-step process that combines research, valuation, and stock selection. J.P. Morgan takes an in-depth look at company prospects, which is designed to provide insight into a company’s real growth potential. The research findings allow J.P. Morgan to rank the companies in each sector group according to their relative values.
J.P. Morgan buys and sells equity securities, using the research and valuation rankings as a basis. Along with attractive valuation, J.P. Morgan often considers a number of other criteria:

•	catalysts that could trigger a rise in a stock’s price;

•	impact on the overall risk of the portfolio relative to the Index;

•	high perceived potential reward compared to perceived potential risk; and

•	possible temporary mispricings caused by apparent market overreactions.

J.P. Morgan may sell a security as its valuation or ranking changes or if more attractive investments become available.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Indexing Risk The Fund’s performance may not track the performance of the index due to a number of factors, including fees and expenses of the Fund, the Fund’s cash positions, and differences between securities held by the Fund and the securities comprising the index which may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.
Issuer Focus Risk Although the Fund is classified as a diversified fund, it may focus its investments in a relatively small number of issuers, or investments (including futures) whose performance relates in part to the economic results of a relatively small number of securities, or in a combination of the foregoing. The greater the Fund’s exposure to any single investment or issuer, the greater the losses the Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the Fund’s shares.

Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund
(or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. The Fund’s name, investment objective, and investment strategy changed on April 24, 2026. The performance results shown below would not necessarily have been achieved had the Fund’s current investment strategy been in effect for the entire period for which performance results are presented. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	2Q ‘20,	7.81%	Lowest Quarter:	1Q ‘20,	-9.74%

Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	10.59%	7.06%	6.11%
Service Class	10.32%	6.79%	5.84%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): J.P. Morgan Investment Management Inc. (“J.P. Morgan”)
Portfolio Manager(s):
Tim Snyder, CFA, CMT is an Executive Director and a portfolio manager at J.P. Morgan. He has managed the Fund since April 2026.
Raffaele Zingone, CFA is a Managing Director and a portfolio manager at J.P. Morgan. He has managed the Fund since April 2026.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP Loomis Sayles Large Cap Growth Fund
(formerly known as MML Large Cap Growth Fund)
INVESTMENT OBJECTIVE
This Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.65%	0.65%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.70%	0.95%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$72	$224	$390	$871
Service Class	$97	$303	$525	$1,166
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs.
These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 2% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in large-capitalization companies that the Fund’s subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index (as of February 28, 2026, $1.47 billion to $4.32 trillion). The Fund has the flexibility to invest in companies of any size, including small-capitalization companies (when Loomis Sayles believes such companies to be especially attractive). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund will normally be invested in 30 – 40 securities. The Fund may at times have significant exposure to one or more issuers, industries, or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
In selecting securities,  Loomis Sayles emphasizes companies with sustainable competitive advantages versus others, long-term structural growth drivers that will lead to above-average future cash flow growth, attractive cash flow returns on invested capital, and management teams focused on creating long-term value for shareholders. Loomis Sayles aims to invest in companies when they trade at a significant discount to Loomis Sayles’ estimate of intrinsic value (i.e., companies with share prices trading significantly below what Loomis Sayles believes the share price should be). Loomis Sayles will consider selling a portfolio investment when (i)

it believes an unfavorable structural change occurs within a given business or the markets in which it operates, (ii) a critical underlying investment assumption is flawed, (iii) a more attractive reward-to-risk opportunity becomes available, (iv) the current price fully reflects intrinsic value, or (v) for other investment reasons which it deems appropriate.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Focused Portfolio Risk Because the Fund tends to invest its assets in a relatively small number of stocks, rather than hundreds, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund invested in a larger number of securities.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Non-Diversification Risk Because the Fund may invest a larger percentage of its assets in a single issuer or in a smaller number of issuers as compared to a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Russell 1000 Growth Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	2Q ‘20,	23.93%	Lowest Quarter:	2Q ‘22,	-22.66%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	15.09%	14.97%	16.34%
Service Class	14.74%	14.67%	16.05%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Loomis, Sayles & Company, L.P. (“Loomis Sayles”)
Portfolio Manager(s):
Aziz V. Hamzaogullari, CFA is the Chief Investment Officer and Founder of the Growth Equity Strategies Team and a member of the Board of Directors at Loomis Sayles. He has managed the Fund since December 2016.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP MFS® International Equity Fund
(formerly known as MML International Equity Fund)
INVESTMENT OBJECTIVE
This Fund seeks long-term capital growth.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class II	Service Class I
Management Fees	0.80%	0.80%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.23%	0.23%
Total Annual Fund Operating Expenses	1.03%	1.28%
Expense Reimbursement	(0.10)%	(0.10)%
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	0.93%	1.18%
(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2027, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.93% and 1.18% for Class II and Service Class I shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class II	$95	$318	$559	$1,250
Service Class I	$120	$396	$693	$1,536
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 64% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights, and warrants of issuers of any size. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. The Fund may use futures contracts as a substitute for direct investments.
Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is subadvised by Massachusetts Financial Services Company (“MFS”). MFS may invest a significant percentage of the Fund’s assets in a single country or sector, a small number of countries or sectors, or a particular geographic region.
In selecting investments for the Fund,  MFS is not constrained by any particular investment style. MFS may invest the Fund’s assets in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies. MFS may invest the Fund’s assets in securities of companies of any size. MFS uses an active bottom-up investment approach to buying and selling investments for the Fund. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer’s earnings, cash flows, competitive position, and management ability. Quantitative screening tools that systematically evaluate an issuer’s valuation, price and earnings momentum, earnings quality, and other factors, may also be considered.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated.
Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.

Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds or the broader market as a whole.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class II shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Class II Shares

Highest Quarter:	4Q ‘20,	32.01%	Lowest Quarter:	1Q ‘20,	-37.03%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Class II	25.54%	7.32%	7.23%

	One Year	Five Years	Ten Years
Service Class I	25.20%	7.07%	6.97%
MSCI EAFE Index (reflects no deduction for fees or expenses)	31.22%	8.92%	8.18%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Massachusetts Financial Services Company (“MFS”)
Portfolio Manager(s):
Filipe Benzinho is an Investment Officer and Portfolio Manager at MFS. He has managed the Fund since November 2021.
Daniel Ling,  CFA is an Investment Officer and Portfolio Manager at MFS. He has managed the Fund since November 2021. He is expected to retire from  MFS on June 30, 2026.
Harry Purcell is an Investment Officer and Portfolio Manager at MFS. He has managed the Fund since May 2025.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP T. Rowe Price Blue Chip Growth Fund
(formerly known as MML Blue Chip Growth Fund)
INVESTMENT OBJECTIVE
This Fund seeks long-term capital growth. Income is a secondary objective.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.74%	0.74%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.78%	1.03%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$80	$249	$433	$966
Service Class	$105	$328	$569	$1,259
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
In selecting securities, T. Rowe Price generally seeks to identify companies with a leading market position, seasoned management, and strong financial fundamentals. T. Rowe Price believes that solid company fundamentals (with emphasis on the potential for above-average growth) combined with a positive industry outlook will result in a higher stock price. It is anticipated that some of the companies targeted will have good prospects for dividend growth and T. Rowe Price may at times invest significantly in stocks of information technology companies.

In pursuing the Fund’s investment objective,  T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
T. Rowe Price may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.

Non-Diversification Risk Because the Fund may invest a larger percentage of its assets in a single issuer or in a smaller number of issuers as compared to a diversified fund, the Fund’s performance could be closely tied to the value of one issuer or a small number of issuers and could be more volatile than the performance of a diversified fund.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Russell 1000® Growth Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	2Q ‘20,	27.72%	Lowest Quarter:	2Q ‘22,	-25.53%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	18.41%	11.08%	15.25%
Service Class	18.19%	10.81%	14.97%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Portfolio Manager(s):
Paul D. Greene II is a Portfolio Manager at T. Rowe Price. He has managed the Fund since October 2021.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP T. Rowe Price Equity Income Fund
(formerly known as MML Equity Income Fund)
INVESTMENT OBJECTIVE
This Fund seeks dividend income and long-term capital growth.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.75%	0.75%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Total Annual Fund Operating Expenses	0.79%	1.04%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$81	$252	$439	$978
Service Class	$106	$331	$574	$1,271
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 37% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in common stocks, with an emphasis on large-capitalization companies that have a strong track record of paying dividends or that the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. While most assets will be invested in U.S. common stocks, the Fund may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may also invest in securities convertible into common or preferred stock. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
T. Rowe Price typically employs a “value” approach in selecting investments, using internal research to identify companies that appear to be undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. T. Rowe Price generally looks for companies with one or more of the following: an established operating history; above-average dividend yield and low price/earnings ratio relative to the broader equity market; a sound balance sheet and other positive financial characteristics; and low stock price relative to T. Rowe Price’s view of the company’s underlying value as measured by assets, cash flow, or business franchises.

T. Rowe Price generally seeks investments in large-capitalization companies and the Fund’s yield, which reflects the level of dividends paid by the Fund, is expected to normally exceed the yield of the Russell 1000® Value Index.
In pursuing the Fund’s investment objective,  T. Rowe Price has the discretion to purchase some securities that do not meet its normal investment criteria described above, when it believes there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
T. Rowe Price may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Dividend-paying Stocks Risk The Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. Stocks of companies with a history of paying dividends may not participate in a broad market advance to the same degree as most other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.

Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Russell 1000 Value Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	4Q ‘20,	20.94%	Lowest Quarter:	1Q ‘20,	-28.44%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	14.45%	11.14%	10.52%
Service Class	14.10%	10.83%	10.24%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 1000 Value Index (reflects no deduction for fees, expenses, or taxes)	15.91%	11.33%	10.53%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)

Portfolio Manager(s):
John D. Linehan, CFA is a Vice President and Portfolio Manager at T. Rowe Price. He has managed the Fund since November 2015.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP T. Rowe Price Mid Cap Growth Fund
(formerly known as MML Mid Cap Growth Fund)
INVESTMENT OBJECTIVE
This Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.77%	0.77%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses	0.82%	1.07%
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$84	$262	$455	$1,014
Service Class	$109	$340	$590	$1,306
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs.
These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 72% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), and sub-subadviser, T. Rowe Price Investment Management, Inc. (“T. Rowe Price Investment Management”), believe offer the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. T. Rowe Price and T. Rowe Price Investment Management currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of February 28, 2026, between $1.47 billion and $106.18 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations at the time of investment are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund’s investments may include holdings in privately held companies and companies that only recently began to trade publicly. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
In selecting securities for the Fund, T. Rowe Price and T. Rowe Price Investment Management generally use a “growth” approach, seeking to identify companies that they believe have proven products or services, a record of above-average earnings growth, demonstrated potential to sustain earnings growth, stock prices that appear to undervalue their growth prospects, or a connection to industries experiencing increasing demand.
In pursuing the Fund’s investment objective, T. Rowe Price and T. Rowe Price Investment Management have the discretion to purchase some securities that do not meet those investment criteria when they believe there is an opportunity for substantial appreciation (such as, for example, T. Rowe Price or T. Rowe Price Investment Management believes a security could increase in value as a result of a change in management, an extraordinary corporate event, a new product introduction or innovation, or a favorable competitive development).
T. Rowe Price or T. Rowe Price Investment Management may sell assets for a variety of reasons, including in response to a change in the original investment considerations or to limit losses, adjust the characteristics of the overall portfolio, or redeploy assets into different opportunities.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. References in this section to the Fund’s subadviser may include any sub-subadvisers as applicable. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Restricted Securities Risk The Fund may hold securities that are restricted as to resale under the U.S. federal securities laws, such as securities in certain privately held companies. Such securities may be highly illiquid and their values may experience significant volatility. Restricted securities may be difficult to value.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Russell Midcap Growth Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	2Q ‘20,	29.00%	Lowest Quarter:	1Q ‘20,	-22.92%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	4.35%	3.82%	9.94%
Service Class	4.10%	3.56%	9.66%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell Midcap Growth Index (reflects no deduction for fees, expenses, or taxes)	8.66%	6.65%	12.49%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): T. Rowe Price Associates, Inc. (“T. Rowe Price”)
Sub-subadviser(s): T. Rowe Price Investment Management, Inc. (“T. Rowe Price Investment Management”)
Portfolio Manager(s):
Donald J. Easley is a Vice President and Portfolio Manager at T. Rowe Price Investment Management. He has managed the Fund since January 2025.
Ashley R. Woodruff is a Vice President and Portfolio Manager at T. Rowe Price Investment Management. She has managed the Fund since January 2025.

PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP Wellington Small Cap Growth Equity Fund
(formerly known as MML Small Cap Growth Equity Fund)
INVESTMENT OBJECTIVE
This Fund seeks long-term capital appreciation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	1.04%	1.04%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	1.11%	1.36%
Expense Reimbursement	(0.06%)	(0.06%)
Total Annual Fund Operating Expenses after Expense Reimbursement(1)	1.05%	1.30%
(1)	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2027, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 1.05% and 1.30% for Initial Class and Service Class shares, respectively. The Total Annual Fund Operating Expenses after Expense Reimbursement shown in the above table may exceed these amounts, because, as noted in the previous sentence, certain fees and expenses are excluded from the cap. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of  your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$107	$347	$606	$1,346
Service Class	$132	$425	$739	$1,630
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 67% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund invests primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of February 28, 2026, between $6.34 million and $39.26 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by Wellington Management Company LLP (“Wellington Management”). Wellington Management employs a growth-based investment approach and may perform a number of analyses in considering whether to buy or sell a security for the Fund. Wellington Management uses a combination of fundamental and quantitative analyses to identify small-cap companies that it believes are experiencing or will experience rapid earnings or revenue growth. Wellington Management may consider selling a security for the Fund if, for example, in its judgment, target prices are reached, future upside potential is limited, company fundamentals are no longer attractive, superior purchase candidates are identified, or market capitalization ceilings are exceeded.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Quantitative Models Risk The portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, human error, or any technical issues with the design, construction, implementation, or maintenance of the models.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Russell 2000 Growth Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	4Q ‘20,	32.36%	Lowest Quarter:	1Q ‘20,	-28.67%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	7.34%	2.67%	10.59%
Service Class	7.07%	2.41%	10.32%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)	17.15%	13.15%	14.29%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)	13.01%	3.18%	9.57%
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Subadviser(s): Wellington Management Company LLP (“Wellington Management”)
Portfolio Manager(s):
Daniel J. Fitzpatrick, CFA is a Senior Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since November 2001.
Ranjit Ramachandran, CFA is a Managing Director and Equity Portfolio Manager at Wellington Management. He has managed the Fund since February 2022.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.

TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Additional Information Regarding Investment Objectives and Principal Investment Strategies
Changes to Investment Objectives and Strategies.
Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the MML Series Investment Fund  (the “Trust”) without shareholder approval.
Note Regarding Percentage Limitations.
All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment, except as may be otherwise specified in the Statement of Additional Information (“SAI”). (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity. With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders.
Credit Ratings.
Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.
Duration.
Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, the value of a debt security with a duration of two years would be expected to decline 2% and the value of a debt security with a duration of four years would be expected to decline 4%. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Determining duration may involve estimates of future economic parameters, which may vary from actual future values.
Leverage.
Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.
Temporary Defensive Positions.
At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover.
Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs. Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.
Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements.
A Fund  may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the SAI or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the  SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indexes, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.
A Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33% of its total assets, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. Any losses from the investment of cash collateral received by the Fund will be for the Fund’s account and may exceed any income the Fund receives from its securities lending activities. A repurchase agreement is a transaction in which a Fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Fund at a higher price. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.
Foreign Securities.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
In addition, the Funds intend to treat derivative securities (e.g., call options) for this purpose by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
MML VIP Invesco Global Fund.
MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2028, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.81%, 0.81%, and 1.06% for Class I, Class II, and Service Class I shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
MML VIP Invesco Main Street Equity Fund.
MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2028, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.80% and 1.05% for Class II and Service Class I shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
MML VIP Loomis Sayles Large Cap Growth Fund.
MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2027, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.70% and 0.95% for Initial Class and Service Class shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
MML VIP T. Rowe Price Equity Income Fund.
MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2027, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.80% and 1.05% for Initial Class and Service Class shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
MML VIP T. Rowe Price Mid Cap Growth Fund.
MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2028, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.83% and 1.08% for Initial Class and Service Class shares, respectively. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.

Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.
Additional Information Regarding Principal Risks
A Fund, by itself, generally is not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Certain Funds may be more susceptible to some risks than others. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. The value of your investment in a Fund could go down as well as up. You can lose money by investing in the Funds. References in this section to a Fund’s  subadviser may include any sub-subadvisers as applicable.
The  SAI contains further information about the Funds, their investments and their related risks.
• Bank Loans Risk
Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities, although bank loans are typically (though not always) senior and secured, while below investment grade debt securities or investments are often subordinated and unsecured. Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after a Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In addition, some loans may be unsecured. Unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some bank loans may be illiquid, and bank loans generally tend to be less liquid than many other debt securities. The lack of a liquid secondary market may make it more difficult for the Fund to assign a value to such instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value (“NAV”). Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

• Below Investment Grade Debt Securities Risk
Below investment grade debt securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics, and changes in economic conditions, the financial condition of the issuer, and/or an unanticipated rise in interest rates or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment than in the case of higher grade securities. Below investment grade debt securities involve greater volatility of price and yield and greater risk of loss of principal and interest than do higher quality securities. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. Some below investment grade debt securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or  subadviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.
• Cash Position Risk
A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or  subadviser, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Fund’s net assets. To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.
• Collateralized Loan Obligations and Other Collateralized Obligations Risk
An investment in a collateralized loan obligation (“CLO”) can be viewed as investing in (or through) another investment adviser and is subject to the layering of fees associated with such an investment. The cash flows from a CLO are divided into two or more classes called “tranches,” each having a different risk-reward structure in terms of the right (or priority) to receive interest payments from the CLO. The risks of an investment in a CLO depend largely on the type of the collateral held in the CLO portfolio and the tranche of securities in which the Fund invests. The risks of investing in a CLO generally can be summarized as a combination of economic risks of the underlying loans combined with the risks associated with the CLO structure governing the priority of payments, and include interest rate risk, credit risk, liquidity risk, prepayment risk, and the risk of default of the underlying asset, among others.
• Convertible Securities Risk
Convertible securities are bonds, debentures, notes or other debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock (or cash or other securities of equivalent value), and so are subject to the risks of investments in both debt securities and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities may be interest-rate sensitive and tend to decline as interest rates rise and to rise when interest rates fall. A Fund may invest at times in securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

• Credit Risk
Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in  creditworthiness of an issuer of a fixed income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured. The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. In addition, below investment grade debt securities (i.e., “junk” or “high yield” bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturn than investment grade securities. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the investment adviser or subadviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages may affect the values of those securities.
The Fund may also be exposed to the credit risk of its  counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Among other things, such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty.
• Currency Risk
Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, currency exchange control regulations, intervention (or failure to intervene) by the  U.S. or foreign governments in currency markets, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the values of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns. Derivatives transactions providing exposure to foreign currencies may create investment leverage. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the  U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to sell portfolio investments to make such distributions. Similarly, if a Fund incurs an expense in a foreign currency and the exchange rate changes adversely to the Fund before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Investments in foreign currencies themselves (directly or through derivatives transactions) may be highly volatile and may create investment leverage.
• Cyber Security and Technology Risk
The Funds and their service providers (including the Funds’ investment adviser,  subadvisers, custodian, and transfer agent) are subject to operational and information security risks, including those resulting from cyber-attacks and other technological issues. Technological issues or failures, or interference or attacks by “hackers” or others, may have the effect of disabling or hindering the Funds’ operations or the operations of a service provider to the Funds. There are inherent limitations in business continuity plans and technology systems designed to prevent cyber-attacks and avoid operational incidents, including the possibility that certain risks have not been identified. The Funds’ investment adviser does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption, and telephone call-backs, may have an adverse impact on an investment in a Fund. Similar risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. Cyber security incidents and cyber-attacks (including denial of service attacks, ransomware attacks, and social engineering attempts (such as business email compromise attacks)) have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future (including as a consequence of the increased frequency of virtual working arrangements). Furthermore, there may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may have increased the scale and sophistication of deliberate cyber-attacks, particularly those from nation-states or from entities with nation-state backing.

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Artificial Intelligence Risk. The Funds’ investment adviser and subadvisers, the Funds and the issuers in which they invest, service providers, and other market participants may utilize artificial intelligence technologies in business operations. It is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate, or biased leading to adverse effects for a Fund, including, potentially, operational errors and investment losses. Moreover, recent technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Funds’ investment adviser, subadvisers, and the Funds. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of a Fund’s holdings may be impacted, which could significantly impact the overall performance of a Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

• Derivatives Risk
Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives can be highly volatile and are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of its underlying asset, rate, or index, and the risk that a derivative transaction may not have the effect or benefit the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, significant regulation of derivative instruments and the Funds’ use of such instruments. Such regulations can, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish additional margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its investment adviser or subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by rules and regulations concerning the derivatives market. Some derivatives transactions are centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.

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Futures Contract Risk. A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a futures contract could have a substantial impact on a Fund, favorable or unfavorable. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.

• Dividend-paying Stocks Risk
A Fund’s emphasis on dividend-paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends. There is no guarantee that the issuers of the stocks held by a Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. For example, a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. In addition, stocks of companies with a history of paying dividends may not benefit from a broad market advance to the same degree as the overall stock market.

• Dollar Roll and Reverse Repurchase Agreement Transaction Risk
In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price; a reverse repurchase agreement is similar to a secured borrowing by a Fund. Both types of transactions generally create leverage (see “Leveraging Risk” below). It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the  counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return any collateral it holds.
• Emerging Markets Risk
Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalizations of securities markets; significant price volatility;  illiquidity; limits on foreign investment; and possible limits on repatriation of investment income and capital. Future economic or political events or crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.
Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; less stringent investor protection and disclosure standards; less reliable settlement practices; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers or instruments; less developed legal, regulatory, and accounting systems; and greater environmental risk. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States, in part because a Fund will need to use brokers and  counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to more developed countries. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S., and a judgment against a foreign government may be unenforceable.
Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and  illiquidity.

• Equity Securities Risk
Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
• ESG Risk
To the extent a Fund’s investments are selected based in whole or in part on  ESG factors or other non-financial considerations, the Fund may not invest in certain securities in which it might otherwise invest, and may experience less favorable performance than portfolios that do not consider ESG and other non-financial factors or that consider them differently. The securities of companies with favorable ESG scores may underperform similar companies that do not score as well or may underperform the stock market as a whole. Information developed or analyzed by a Fund’s managers or by third parties to determine a company’s ESG score may not be complete or accurate, and complete ESG-related information or data may not be available for many companies. The ESG score developed by a Fund’s manager for a particular company may differ from that assigned by other investors to the same company. The extent to which the Fund’s managers weigh ESG considerations against other investment factors in determining whether to invest in a company will likely differ from the approaches of other investors. Reliance on ESG scores and factors by a Fund’s managers may have the effect of prioritizing the Fund’s long-term returns over short-term returns.
• Fixed Income Securities Risk
The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer  maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with variable and floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. The value of a debt security also depends on the issuer’s actual or perceived credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, regulatory, public health, and other conditions that affect a particular type of debt security or issuer or debt securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.

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Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

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Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

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Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and decrease in response to rises in interest rates. Interest rates can also change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed income and related markets to heightened levels of interest rate volatility and liquidity risk. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.

• Focused Portfolio Risk
Each of the MML Focused Equity Fund’s and MML VIP Loomis Sayles Large Cap Growth Fund’s portfolio tends to be invested in a relatively small number of stocks, rather than hundreds. As a result, for each of the MML Focused Equity Fund and MML VIP Loomis Sayles Large Cap Growth Fund, an increase or decrease in the value of the securities of a single issuer may have a greater impact on the Fund’s NAV and the Fund’s performance could be more volatile than the performance of funds invested in larger numbers of securities.
• Foreign Investment Risk
Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments,  U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other  trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund. Economic or other sanctions imposed on a foreign country or issuer by the  U.S., or on the U.S. by a foreign country, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, a Fund could lose its entire investment in a particular foreign issuer or country. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. There may be quotas or other limits on the ability of a Fund (or clients of a Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies.
Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a  non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can perform differently from U.S. markets and can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including for example the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. A Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the amount, timing, or character of the Fund’s distributions.
A Fund may invest in foreign securities known as depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. A Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
• Frequent Trading/Portfolio Turnover Risk
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s investment adviser or  subadviser believes to be temporary investment opportunities. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to a Fund, including brokerage commissions, bid-asked spreads, dealer mark-ups, and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect a Fund’s performance.
• Geographic Focus Risk
When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds or the broader market as a whole.
• Growth Company Risk
Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

• Hedging Risk
There can be no assurance that a Fund’s hedging transactions will be effective. If a Fund takes a short position in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for the Fund. Further, foreign currency transactions that are intended to hedge the currency risk associated with investing in foreign securities and minimize the risk of loss that would result from a decline in the value of the hedged currency may also limit any potential gain that might result should the value of such currency increase.
• Indexing Risk
There are several reasons why an index Fund’s performance may not track the performance of the relevant index. For example, the Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet  redemptions. The return on the sample of securities purchased by the investment adviser or subadviser, or futures or other derivative positions taken by the investment adviser or subadviser, to replicate the performance of the index may not correlate precisely with the return on the index. Differences between securities held by a Fund and the securities comprising the index may result from legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used.
• Industry Concentration Risk
If a Fund concentrates its assets in a particular industry or group of industries, economic, business, regulatory, or other developments affecting issuers in that industry or group of industries may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. A concentrated investment in any industry or group of industries may increase the volatility of a Fund’s portfolio, and may cause the Fund to  underperform other mutual funds.
• Issuer Focus Risk
Although each of the MML VIP Invesco Global Fund, MML VIP Invesco Main Street Equity Fund, and MML VIP JPMorgan U.S. Research Enhanced Equity Fund is classified as a diversified fund, each Fund may focus its investments in a relatively small number of issuers. The greater the MML VIP Invesco Global Fund’s, MML VIP Invesco Main Street Equity Fund’s, and MML VIP JPMorgan U.S. Research Enhanced Equity Fund’s exposure to any single investment or issuer, the greater the losses each Fund may experience upon any single economic, market, business, political, regulatory, or other occurrence. As a result, there may be more fluctuation in the price of the MML VIP Invesco Global Fund’s, MML VIP Invesco Main Street Equity Fund’s, and MML VIP JPMorgan U.S. Research Enhanced Equity Fund’s  shares. Although a Fund is considered “diversified” under applicable law, a relatively large portion of its portfolio at times may be (and as of the date of this Prospectus, is) invested in a relatively small number of securities. The  MML VIP JPMorgan U.S. Research Enhanced Equity Fund’s investments may include futures whose performance relates in part to the economic results of a relatively small number of securities, or in a combination of the foregoing. Significant investments in a relatively small number of securities increases the risk that the value of a Fund’s shares is more sensitive to economic results of the companies issuing the securities. The value of the shares of a Fund may also be more volatile than a fund that allocates its investments to a larger number of smaller positions.
• Large Company Risk
Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.

• Leveraging Risk
The use of leverage has the potential to increase returns to shareholders, but also involves additional risks. A Fund may create leverage by borrowing money (through traditional borrowings or by means of so-called reverse repurchase agreements); certain transactions, including, for example, when-issued, delayed-delivery, to-be-announced, and forward commitment purchases, loans of portfolio securities, dollar roll transactions, and the use of some derivatives, can also result in leverage. Leverage will increase the volatility of the Fund’s investment portfolio and could result in larger losses than if it were not used. The use of leverage is considered to be a speculative investment practice and may result in losses to a Fund. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A Fund will typically pay interest or incur other borrowing costs in connection with leverage transactions.
• Liquidity Risk
Liquidity risk is the risk that particular investments may be difficult to sell or terminate at approximately the price at which the Fund is carrying the investments. The ability of a Fund to dispose of illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or  subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, may trade in the over-the-counter (“OTC”) market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, public health, or other conditions, including trading halts, sanctions, or wars. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of  redemptions or in the case of a liquidation of a Fund, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions at a price or time that is not advantageous in order to meet redemptions or other cash needs or to pay liquidation proceeds. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. To the extent a Fund holds illiquid securities, it may be more likely to pay redemption proceeds in kind.
• Management and Operational Risk
Each Fund is subject to management risk because it relies on the investment adviser’s and/or  subadviser’s investment analysis and its selection of investments to achieve its investment objective, and each Fund is subject to the risk that the manager’s assessment of an investment is wrong. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the intended result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Funds are also subject to operational risks resulting from other services provided by a Fund’s investment adviser, subadviser, and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other operational services. Examples of such operational risks include the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for a Fund or share class on a timely basis. Additionally, legislative, regulatory, or tax developments may adversely affect management of a Fund and, therefore, the ability of the Fund to achieve its investment objective.

• Market Risk
The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical, public health, and other developments, including U.S. presidential elections, the imposition of tariffs or other protectionist actions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Likewise, terrorism, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), natural and environmental disasters, and epidemics or pandemics may be highly disruptive to economies and markets. For example, the global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread produced substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects. Such factors, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities’ prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union, and the European Union itself, has disrupted and may continue to disrupt markets in the  U.S. and around the world. The risks associated with investments in Europe may be heightened due to the United Kingdom’s exit from the European Union on January 31, 2020.  Any further exits from the European Union, the possibility of such exits, the partial or complete dissolution of the European Union, or the abandonment of the Euro may cause additional market disruption globally, adversely affect the world’s economies and securities markets, and introduce new legal and regulatory uncertainties.
Russia’s military action in Ukraine has had, and may continue to have, adverse affects on global energy and financial markets, including through global supply chain disruptions, increased inflationary pressures, and reduced economic activity, and therefore could affect the value of a Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. In addition, the Iranian conflict that commenced in February 2026 may result in similar, and potentially more severe, disruptions. Escalation of hostilities in the Middle East region could disrupt energy production or transportation, including through key shipping routes, which may lead to increased volatility in energy and other commodity prices. The extent and duration of these conflicts, sanctions, or the threat of sanctions (including any retaliatory responses to such sanctions), and resulting market disruptions are impossible to predict and could be substantial.
These events, as well as changes in foreign and domestic economic, social, and political conditions, also could impact securities markets and may adversely affect global economies and markets.
• Mortgage- and Asset-Backed Securities Risk
Investments in mortgage-related and other asset-backed securities are subject to the risk of severe credit downgrades,  illiquidity and defaults to a greater extent than many other types of fixed income investments. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or may be comparable unrated obligations.
Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable  maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”). During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables, and other obligations underlying mortgage-related and other asset-backed securities. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally. Furthermore, a Fund’s investments in mortgage-backed securities may make the Fund’s  NAV more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties.

Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their  servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the benefits of the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.
• Non-Diversification Risk
A “non-diversified” mutual  fund may invest a larger percentage of its assets in a single issuer or in a smaller number of issuers as compared to a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer or a small number of issuers may have a greater impact on the Fund’s  NAV and the Fund’s performance could be more volatile than the performance of diversified funds.
• Passive Management Risk
Unlike many investment companies that are “actively managed,” the MML VIP BlackRock Equity Index Fund is a “passive” investor and therefore does not utilize an investing strategy that seeks returns in excess of the index. Therefore, the MML VIP BlackRock Equity Index Fund  would not necessarily buy or sell a security unless that security is added to, or removed from, the index, even if that security generally is underperforming. If a specific security is removed from the index, the Fund may be forced to sell such security at an inopportune time. The index may not contain the appropriate mix of securities for any particular economic cycle. Additionally, the Fund rebalances its portfolio in accordance with its index, and, therefore, any changes to the index’s rebalance schedule will result in corresponding changes to the Fund’s rebalance schedule. Further, unlike with an actively managed fund, BlackRock does not use techniques or defensive strategies designed to lessen the impact of periods of market volatility or market decline. This means that, based on certain market and economic conditions, the Fund’s performance could be lower than other types of funds with investment advisers that actively manage their portfolio assets to take advantage of market opportunities or defend against market events.
• Preferred Stock Risk
Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
• Quantitative Models Risk
Certain portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, human error, or any technical issues with or errors in the design, construction, implementation, or maintenance of the models.
• Redemptions by Affiliated Funds and by Other Significant Investors
A Fund may be an investment option for other  MassMutual Funds that are managed as “funds of funds” and for other investors who may make substantial investments in the Fund. As a result, from time to time, a Fund may experience a relatively large redemption and could be required to liquidate assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, or if the Fund is unable to invest the cash in portfolio securities that it considers as desirable as the Fund’s portfolio securities.
• Reinvestment Risk
Income from a Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded, or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. A decline in income could affect a Fund’s overall return.
• REIT Risk
An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. When growth is slowing, demand for property decreases and prices may decline, which could impact the value of real estate investments as well as mortgage-backed securities that may be held by a Fund. Although interest rates have significantly increased in recent years, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt, and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. Exposure to such real estate may adversely affect a REIT’s performance, and therefore a Fund’s performance. In addition, an investment in a REIT may be subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. Real estate-related investments may entail leverage and may be highly volatile. The securities of small real-estate issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.
• Repurchase Agreement Risk
A Fund may enter into repurchase agreements. These transactions must be fully  collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.

• Restricted Securities Risk
A Fund may hold securities that are restricted as to resale under the  U.S. federal securities laws, such as securities in certain privately held companies. There can be no assurance that a trading market will exist at any time for any particular restricted security. Limitations on the resale of these securities may prevent the Fund from disposing of them promptly at reasonable prices or at all. Restricted securities may be highly illiquid. A Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration. Restricted securities may be difficult to value because market quotations may not be readily available, and there may be little publicly available information about the securities or their issuers. The values of restricted securities may be highly volatile.
• Risk of Investment in other Funds or Pools
A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), that are advised by the Fund’s investment adviser or subadviser, as applicable, their affiliates, or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company or other pool, the Fund, and indirectly that Fund’s shareholders, bear a ratable share of the investment company’s or pool’s expenses, including, but not limited to, advisory and administrative fees, and the Fund at the same time continues to pay its own fees and expenses. Investment companies or pools in which the Funds may invest may change their investment objectives or policies without the approval of a Fund, in which case a Fund may be forced to withdraw its investment from the investment company or pool at a disadvantageous time. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks). A Fund is exposed indirectly to all of the risks applicable to any other investment company or pool in which it invests, including that the investment company or pool will not perform as expected. Investments in other investment companies or private pools may be illiquid, may be leveraged, and may be highly volatile.
Investing in other investment companies or private investment vehicles sponsored or managed by the investment adviser or  subadviser, as applicable, or affiliates of the investment adviser or subadviser, as applicable, involves potential conflicts of interest. For example, the investment adviser or subadviser, as applicable, or their affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the investment adviser or subadviser, as applicable, receives for managing the investing Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the investment adviser or subadviser, as applicable, will have an incentive to invest a portion of a Fund’s assets in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment vehicles over non-affiliated investment companies to ensure an appropriate level of revenue to such investment adviser or subadviser, as applicable, or their affiliates. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing funds available to serve as an underlying investment vehicle. Similarly, the investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates.
ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that an ETF will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. ETFs are also subject to additional risks, including, among others, the risk that the market price of an ETF’s shares may trade above or below its NAV, the risk that an active trading market for an ETF’s shares may not develop or be maintained, the risk that trading of an ETF’s shares may be halted, and the risk that the ETF’s shares may be delisted from the listing exchange. A Fund will generally purchase and sell shares of ETFs in the secondary market and will be subject to these secondary market trading risks. Some ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge from the performance of any index or indexes it seeks to replicate. Because shares of ETFs may be actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market for shares of ETFs, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of an ETF may be purchased or redeemed directly from the ETF solely by Authorized Participants (“APs”) and only in aggregations of a specified number of shares (“Creation Units”). In addition, shares of ETFs may be purchased and sold in the secondary market at prevailing market prices, which may represent a premium or discount to NAV. ETFs may have a limited number of financial institutions that act as APs. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders for Creation Units, and no other AP steps forward to create and redeem ETF shares, the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. When a Fund buys or sells ETF shares on an exchange, it may incur certain costs, including brokerage commissions, the “bid-ask spread,” and other charges.
• Sector Risk
If a Fund allocates a substantial amount of its assets to one or more particular industries or to particular economic, market, or industry sectors, then economic, business, regulatory, or other developments affecting issuers in those industries or sectors may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. Examples might include investments in the technology, health care, or financial sectors or in one or more industries within those sectors. A substantial investment in one or more such industries or sectors has the potential to increase the volatility of a Fund’s portfolio, and may cause the Fund to  underperform other mutual funds.
• Small and Mid-Cap Company Risk
Small and medium-sized companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or  subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of small and medium-sized companies. The securities of small and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of small and medium-sized issuers may be illiquid or may be restricted as to resale.
• Sovereign Debt Obligations Risk
Investments in debt securities issued by governments or by government agencies and  instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade (“junk” or “high yield” bonds). Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier market countries. At times, certain emerging and frontier market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging and frontier market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders.

• Style Risk
Different investment styles tend to shift in and out of favor, depending on market and economic conditions as well as investor sentiment. If at any time, the market is not favoring a Fund’s investment style, the Fund’s gains may not be as big as, or its losses may be bigger than, those of other funds using different investment styles. The Fund may outperform or  underperform other Funds that employ a different investment style.
• U.S. Government Securities Risk
U.S. Government securities include a variety of securities that differ in their interest rates,  maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported only by the right of the issuer to borrow from the U.S. Government. Securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are not supported by the full faith and credit of the U.S. Government and are supported only by the credit of the issuer itself. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of each Fund that holds securities of the entity will be adversely impacted. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. Investments in these securities are also subject to, among other things, interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments. The downgrade in the long-term U.S. credit rating by all three major rating agencies has introduced greater uncertainty about the ability of the U.S. to repay its obligations. Further credit rating downgrades or a U.S. credit default may result in increased volatility or liquidity risk, higher interest rates, and lower prices for U.S. Government securities and increased costs for all kinds of debt.
• Valuation Risk
A portion of a Fund’s assets may be valued at fair value pursuant to guidelines that have been approved by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. The Fund, or persons acting on its behalf, may determine a fair value of a security based on such other information as may be available to them. There can be no assurance that any fair valuation of an investment held by a Fund will in fact approximate the price at which the Fund might sell the investment at the time. Technological issues or other service disruption issues involving third-party service providers may limit the ability of the Fund to value its investment accurately or timely. To the extent a Fund sells a security at a price lower than the price it has been using to value the security, its  NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

• Value Company Risk
A Fund may purchase some equity securities at prices below what the investment adviser or  subadviser considers to reflect their actual or potential fundamental values. The Fund bears the risk that the prices of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated the securities’ fundamental value or that it may take a substantial period of time to realize that value.
• When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk
A Fund may purchase securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions may create investment leverage. Financial Industry Regulatory Authority rules impose mandatory margin requirements for certain types of when-issued, TBA, or forward commitment transactions, with limited exceptions. Mandatory collateralization could increase the cost of such transactions and impose added operational complexity and may increase the credit risk of such transactions to a Fund.
Management of the Funds
Investment Adviser
MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 1295 State Street, Springfield, Massachusetts 01111-0001, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of December 31, 2025,  MML Advisers had assets under management of approximately $24.5 billion.
In 2025, each Fund paid  MML Advisers an investment management fee based on a percentage of each Fund’s average daily net assets as follows: 0.70% for the  MML Focused Equity Fund; 0.86% for the MML Foreign Fund; 0.65% for the MML Income & Growth Fund; 0.75% for the MML Small/Mid Cap Value Fund; 0.50% for the MML Sustainable Equity Fund; 0.84% for the MML VIP American Century Mid Cap Value Fund; 0.80% for the MML VIP American Century Small Company Value Fund; 0.10% for the MML VIP BlackRock Equity Index Fund; 0.40% for the MML VIP Fidelity Institutional AM Core Plus Bond Fund; 0.60% for the MML VIP Invesco Global Fund; 0.60% for the MML VIP Invesco Main Street Equity Fund; 0.75% for the MML VIP JPMorgan U.S. Research Enhanced Equity Fund; 0.65% for the MML VIP Loomis Sayles Large Cap Growth Fund; 0.80% for the MML VIP MFS International Equity Fund; 0.74% for the MML VIP T. Rowe Price Blue Chip Growth Fund; 0.75% for the MML VIP T. Rowe Price Equity Income Fund; 0.77% for the MML VIP T. Rowe Price Mid Cap Growth Fund; and 1.04% for the MML VIP Wellington Small Cap Growth Equity Fund.
A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ Form  N-CSR for the fiscal period ended June 30, 2025 and in the Funds’ Form N-CSR for the fiscal year ended December 31, 2025.
MML Advisers is also compensated by the Funds for providing general administrative services and providing or causing to be provided ongoing shareholder servicing to investors in the Funds. MML Advisers may, at its expense, employ others to supply all or any part of these services. MML Advisers has entered into agreements with both State Street Bank and Trust Company (“State Street”) and MassMutual pursuant to which each assist in many aspects of fund administration and are compensated by MML Advisers for providing administrative services.
Each of the MML Focused Equity Fund, MML VIP American Century Small Company Value Fund, MML VIP BlackRock Equity Index Fund, MML VIP Fidelity Institutional AM Core Plus Bond Fund, MML VIP Invesco Global Fund, MML VIP Invesco Main Street Equity Fund, and MML VIP MFS International Equity Fund  pays a separate administrative and shareholder services fee to compensate MML Advisers for providing these administrative services. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates: 0.15% for Class II of each Fund; 0.15% for Service Class I of each Fund other than the MML VIP BlackRock Equity Index Fund; 0.15% for Class I of the MML VIP Invesco Global Fund; and 0.30% for Class I and Service Class I of the MML VIP BlackRock Equity Index Fund.
Each Fund, other than the MML Focused Equity Fund, MML VIP American Century Small Company Value Fund, MML VIP BlackRock Equity Index Fund, MML VIP Fidelity Institutional AM Core Plus Bond Fund, MML VIP Invesco Global Fund, MML VIP Invesco Main Street Equity Fund, and MML VIP MFS International Equity Fund, does not pay a separate administrative and shareholder services fee to MML Advisers because its advisory contract provides that MML Advisers will perform these administrative functions.

Subadvisers and Portfolio Managers
MML Advisers contracts with the following subadvisers to help manage the Funds. Subject to the oversight of the Trustees, MML Advisers has the ultimate responsibility to oversee subadvisers and recommend their hiring, termination, and replacement. This responsibility includes, but is not limited to, analysis and review of subadviser performance, as well as assistance in the identification and vetting of new or replacement subadvisers. In addition, MML Advisers maintains responsibility for a number of other important obligations, including, among other things, board reporting, assistance in the annual advisory contract renewal process, and, in general, the performance of all obligations not delegated to a subadviser. MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund.
MML Advisers is responsible for determining the allocation of portfolio assets and/or cash flows among subadvisers for those Funds with multiple subadvisers.
AllianceBernstein L.P. (“AllianceBernstein”), located at 501 Commerce Street, Nashville, Tennessee 37203, manages the investments of the MML Small/Mid Cap Value Fund. AllianceBernstein is a Delaware limited partnership, the majority limited partnership interests in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P., a publicly traded partnership. As of December 31, 2025,  AllianceBernstein managed approximately $867 billion in assets.
James W. MacGregor,  CFA
is a portfolio manager of the MML Small/Mid Cap Value Fund. Mr. MacGregor became Chief Investment Officer for U.S. Small and Mid-Cap Value Equities in 2009. From 2004 to 2009 he was the Director of Research for U.S. Small and Mid-Cap Value Equities. Previously, he was a Senior Research Analyst covering the banking, energy, industrial commodity, transportation, and aerospace & defense industries for U.S. Small and Mid-Cap Value Equities. Prior to joining AllianceBernstein in 1998, he was a sell-side research analyst at Morgan Stanley and Co., where he covered U.S. Packaging and Canadian Paper stocks.
Erik A. Turenchalk, CFA
is a portfolio manager of the MML Small/Mid Cap Value Fund. Prior to January 1, 2020, Mr. Turenchalk served as a Global Industrial Sector Leader (2017-2019) and Senior Research Analyst (2012-2019) on the U.S. Small and Mid-Cap Value Equities team, responsible for covering industrial companies. He joined the firm in 1999, and was promoted to research analyst in 2005. From 1999 to 2007, Mr. Turenchalk worked on the Advanced Value Hedge Fund team, primarily researching short-position ideas with an emphasis on the consumer-cyclicals sector. In 2007, he relocated to London to support the firm’s international hedge-fund offerings. In 2010, Mr. Turenchalk returned to New York to oversee the research of short positions for the domestic hedge-fund portfolios. In 2012, he joined the U.S. Small and Mid-Cap Value Equities team. Prior to joining the firm, Mr. Turenchalk was a business analyst at Pratt & Whitney, a United Technologies company.

American Century Investment Management, Inc. (“American Century”), located at 4500 Main Street, Kansas City, Missouri 64111, manages the investments of the MML Sustainable Equity Fund, MML VIP American Century Mid Cap Value Fund, and MML VIP American Century Small Company Value Fund. American Century is a privately held subsidiary of American Century Companies, Inc. As of December 31, 2025, American Century had approximately $305.97 billion in total assets under management.
Rob Bove
is a portfolio manager of the MML Sustainable Equity Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Bove is a Portfolio Manager for American Century. Mr. Bove joined American Century in 2005 as an investment analyst and became a portfolio manager in 2016.
Justin Brown, CFA
is a portfolio manager of the MML Sustainable Equity Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Brown is a Vice President and Portfolio Manager for American Century. Mr. Brown joined American Century in 2000 as an investment analyst and became a portfolio manager in 2006.
Ryan Cope, CFA
is a portfolio manager of the MML VIP American Century Small Company Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Cope is a Vice President and Portfolio Manager for American Century. Mr. Cope joined American Century in 2009 and became a portfolio research analyst in 2010, an investment analyst in 2012, and a portfolio manager in 2020.
Jeff John, CFA
is a portfolio manager of the MML VIP American Century Small Company Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. John is a Vice President and Senior Portfolio Manager for American Century. He joined American Century in 2008 and became a portfolio manager in 2012.
Nathan Rawlins, CFA
is a portfolio manager of the MML VIP American Century Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Rawlins is a Portfolio Manager and Senior Investment Analyst for American Century. Mr. Rawlins joined American Century in 2015 as an investment analyst and became a portfolio manager in 2022.
Joe Reiland, CFA
is a portfolio manager of the MML Sustainable Equity Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Reiland is a Vice President and Senior Portfolio Manager for American Century. Mr. Reiland joined American Century in 2000 as an investment analyst and became a portfolio manager in 2005.
Kevin Toney, CFA
is a portfolio manager of the MML VIP American Century Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Toney is the Chief Investment Officer - Global Value Equity, Senior Vice President, and Senior Portfolio Manager for American Century. Mr. Toney joined American Century in 1999 as an investment analyst and became a portfolio manager in 2006.
Brian Woglom, CFA
is a portfolio manager of the MML VIP American Century Mid Cap Value Fund, which is managed on a team basis. He is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Woglom is a Vice President and Senior Portfolio Manager for American Century. Mr. Woglom joined American Century in 2005 as an investment analyst and became a portfolio manager in 2012.

Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201, manages the investments of the MML Income & Growth Fund. Barrow Hanley is majority owned by Perpetual Limited (Perpetual Group) (ASX: PPT), a global financial services firm operating a multi-boutique asset management business, as well as wealth management and trustee services businesses. As of December 31, 2025, Barrow  Hanley had approximately $59.0 billion in assets under management.
Mark Giambrone
is a portfolio manager of the MML Income & Growth Fund. Mr. Giambrone joined Barrow Hanley in 1999 and serves as an Executive Director. Prior to joining Barrow Hanley, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his 33-year investment career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal.
Brad Kinkelaar
is a portfolio manager of the MML Income & Growth Fund. Mr. Kinkelaar joined Barrow Hanley in 2017 and serves as a Senior Managing Director. Prior to joining Barrow Hanley, Mr. Kinkelaar was employed by Pacific Investment Management Company (PIMCO) as an equity portfolio manager and head of dividend strategies. During his 29-year investment career, Mr. Kinkelaar served as a managing director and equity portfolio manager at Thornburg Investment Management and as an equity analyst at State Farm Insurance Companies.
Michael B. Nayfa, CFA
is a portfolio manager of the MML Income & Growth Fund. Mr. Nayfa joined Barrow Hanley in 2008 and currently serves as a Managing Director. During his 21-year investment career, he has served as an analyst at HBK and in institutional equity sales at Natexis Bleichroeder. Prior to joining Barrow Hanley, Mr. Nayfa began his career in institutional sales at Sidoti & Company, LLC.
Terry L. Pelzel, CFA
is a portfolio manager of the MML Income & Growth Fund. Mr. Pelzel joined Barrow Hanley in 2010 and currently serves as a Managing Director. During his 20-year investment career, he has served as a senior portfolio analyst at Highland Capital Management, LP and as a financial analyst at Houlihan, Lokey, Howard & Zukin, Inc.
Brian F. Quinn, CFA
is a portfolio manager of the MML Income & Growth Fund. Mr. Quinn joined Barrow Hanley in 2005 and currently serves as a Managing Director. During his 24-year investment career, he has served as an equity analyst for Clover Partners, LP and as a credit analyst for Frost Bank.
Luis P. Rhi
is a portfolio manager of the MML Income & Growth Fund. Mr. Rhi joined Barrow Hanley in 2017 and currently serves as a Managing Director. Prior to joining Barrow Hanley, Mr. Rhi worked at BNY Mellon where he served as a senior equity analyst and sector portfolio manager.
BlackRock Investment Management, LLC (“BlackRock”), located at 1 University Square, Princeton, New Jersey 08540, manages the investments of the MML VIP BlackRock Equity Index Fund. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly-owned subsidiary of BlackRock, Inc. BlackRock and its affiliates had approximately $14.04 trillion in investment company and other portfolio assets under management as of December 31, 2025.
Jennifer Hsui, CFA
is jointly and primarily responsible for the day-to-day management of the MML VIP BlackRock Equity Index Fund‘s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Ms. Hsui is a Managing Director of BlackRock, Inc. and Global Head of Index Equity Investments within BlackRock Global Markets & Index Investments. Ms. Hsui’s service with the firm dates back to 2006, including her years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. Prior to her current role, Ms. Hsui was CIO and co-Head of Index Equity, with responsibility for setting direction, establishing policy, and guiding investment decisions across Index Equity products. Prior to joining BGI, she worked as an equity research analyst covering the medical devices industry at RBC Capital Markets.

Peter Sietsema, CFA
is jointly and primarily responsible for the day-to-day management of the  MML VIP BlackRock Equity Index Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund. Mr. Sietsema is a Managing Director of BlackRock, Inc. and the U.S. Head of North American Portfolio Management for Index Equity Investments within BlackRock Global Markets & Index Investments. Mr. Sietsema’s service with the firm dates back to 2007, including his years with Barclays Global Investors (“BGI”), which merged with BlackRock in 2009. At BGI, he was a portfolio manager within the U.S. Index Portfolio Management group in San Francsico. Mr. Sietsema began his career as Senior Manager of Alternative Investments at State Street.
FIAM LLC (“FIAM”), located at 900 Salem Street, Smithfield, Rhode Island 02917, manages the investments of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. FIAM is an indirectly held, wholly-owned subsidiary of FMR LLC (commonly known as Fidelity Investments). As of December 31, 2025, FIAM managed approximately $347.7 billion in assets worldwide.
FIAM replaced Metropolitan West Asset Management, LLC as subadviser of the Fund on November 14, 2025.
Jared Beckerman
is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the High Income and Alternatives Division at Fidelity Investments. In this role, Mr. Beckerman manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2012, Mr. Beckerman has worked as a research analyst and portfolio manager.
Brian Day, CFA
is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Mr. Day manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2012, Mr. Day has worked as a trader and portfolio manager.
Celso Muñoz, CFA
is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Mr. Muñoz manages portfolios across retail and institutional assets and serves as a member of the Bond Division’s Core/Core Plus team. Since joining Fidelity Investments in 2005, Mr. Muñoz has worked as a research analyst and portfolio manager.
Michael Plage, CFA
is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Mr. Plage manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2005, Mr. Plage has worked as a trader and portfolio manager.
Julian Potenza, CFA
is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. He is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Mr. Potenza manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2007, Mr. Potenza has worked as a research analyst and portfolio manager.
Stacie Ware, PhD, OLY
is a portfolio manager of the MML VIP Fidelity Institutional AM Core Plus Bond Fund. She is a Portfolio Manager in the Fixed Income Division at Fidelity Investments. In this role, Ms. Ware manages portfolios across retail and institutional assets. Since joining Fidelity Investments in 2018, Ms. Ware has worked as a quantitative analyst and portfolio manager.
Invesco Advisers, Inc. (“Invesco Advisers”), located at 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309, manages the investments of the MML VIP Invesco Global Fund and MML VIP Invesco Main Street Equity Fund. Invesco Advisers, as successor in interest to multiple investment advisers, is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis. As of December 31, 2025, Invesco Advisers had approximately $768.4 billion in assets under management.

John Delano, CFA
is the portfolio manager of the MML VIP Invesco Global Fund. Mr. Delano is a Senior Portfolio Manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, he was a senior portfolio manager of OppenheimerFunds, Inc. (“OFI”) since March 2017. Previously, he was a senior research analyst of OFI from May 2007 to March 2017. Prior to joining the firm, Mr. Delano worked at Putnam Investments as an analyst covering large-cap growth focusing on hardware, software, and telecommunications.
Manind Govil, CFA
is a portfolio manager of the MML VIP Invesco Main Street Equity Fund. Mr. Govil is a Lead Portfolio Manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, he was the Main Street Team Leader and a portfolio manager of OppenheimerFunds, Inc. (“OFI”) since May 2009. Prior to joining OFI, Mr.  Govil was a portfolio manager with RS Investment Management Co. LLC from October 2006 until March 2009. He served as the head of equity investments at The Guardian Life Insurance Company of America from August 2005 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.
Benjamin Ram
is a portfolio manager of the MML VIP Invesco Main Street Equity Fund. Mr. Ram is a Portfolio Manager at Invesco Advisers. He has been associated with Invesco Advisers and/or its affiliates since 2019. Prior to 2019, he was a portfolio manager of OppenheimerFunds, Inc. (“OFI”) since May 2009. Prior to joining OFI, Mr. Ram was sector manager for financial investments and a co-portfolio manager for mid-cap portfolios with the RS Core Equity Team of RS Investment Management Co. LLC from October 2006 to May 2009. He served as Portfolio Manager Mid Cap Strategies, Sector Manager Financials at The Guardian Life Insurance Company of America from January 2006 to October 2006 when Guardian Life Insurance acquired an interest in RS Investment Management Co. LLC.
J.P. Morgan Investment Management Inc. (“J.P. Morgan”), located at 270 Park Avenue, New York, New York 10017, manages the investments of the MML VIP JP Morgan U.S. Research Enhanced Equity Fund. J.P. Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JP Morgan Chase & Co., a bank holding company. As of December 31, 2025, J.P. Morgan and its affiliates had approximately $4.1 trillion in assets under management.
J.P. Morgan replaced Gateway Investment Advisers, LLC as subadviser of the Fund on April 24, 2026.
Tim Snyder, CFA, CMT
is a portfolio manager of the MML VIP JP Morgan U.S. Research Enhanced Equity Fund. Mr. Snyder, Executive Director, joined J.P. Morgan in 2003 and is a portfolio manager on the U.S. Core Equity Team. His responsibilities include managing Research Enhanced Index (REI) strategies with a particular focus on tax aware U.S. equity mandates. Mr. Snyder joined the U.S. Core Equity portfolio management team in 2004 as an analyst and worked on the daily analysis, implementation, and maintenance of the REI and Analyst Fund portfolios.
Raffaele Zingone, CFA
is a portfolio manager of the MML VIP JP Morgan U.S. Research Enhanced Equity Fund. Mr. Zingone, Managing Director, joined J.P. Morgan in 1991 and is a senior portfolio manager on the U.S. Core Equity Team. He is responsible for J.P. Morgan’s Research Enhanced Index (REI) strategies and serves as co-portfolio manager on its Hedged Equity and Equity Premium Income strategies. Prior to this role, he was a research analyst following the aerospace, environmental, and diversified manufacturing sectors. Upon joining J.P. Morgan, Mr. Zingone was a quantitative equity analyst and later served as a U.S. Equity portfolio manager in London and New York.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”), located at One Financial Center, Boston, Massachusetts 02111, manages the investments of the MML VIP Loomis Sayles Large Cap Growth Fund. Loomis Sayles is a Delaware limited partnership. Loomis Sayles’ sole limited partner, Natixis Investment Managers, LLC (“Natixis LLC”), owns 99% of Loomis Sayles. Loomis Sayles’ general partner, Loomis, Sayles & Company, Inc., owns 1% of Loomis Sayles. Natixis LLC owns 100% of Loomis, Sayles & Company, Inc. Natixis LLC is a direct subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by Groupe BPCE, France’s second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banques Populaires regional cooperative banks. As of December 31, 2025, Loomis Sayles managed approximately $431.4 billion in assets.
Aziz V. Hamzaogullari, CFA
is the portfolio manager of the MML VIP Loomis Sayles Large Cap Growth Fund. Mr. Hamzaogullari is the Chief Investment Officer and Founder of the Growth Equity Strategies Team at Loomis Sayles. He is the portfolio manager of the Loomis Sayles Large Cap Growth, All Cap Growth, Global Growth, and International Growth long-only strategies, as well as the Long/Short Growth Equity strategy. Offerings include the Loomis Sayles Growth, Global Growth, and International Growth mutual funds and products outside the U.S. Mr. Hamzaogullari is also a member of the Board of Directors at Loomis Sayles. Mr. Hamzaogullari joined Loomis Sayles in 2010 from Evergreen Investments where he was a senior portfolio manager and managing director. He joined Evergreen in 2001, was promoted to director of research in 2003 and portfolio manager in 2006. He was head of Evergreen’s Berkeley Street Growth Equity team and was founder of the research and investment process. Prior to Evergreen, Mr. Hamzaogullari was a senior equity analyst and portfolio manager at Manning & Napier Advisors. Mr. Hamzaogullari has 32 years of investment industry experience.
Massachusetts Financial Services Company (“MFS”), located at 111 Huntington Avenue, Boston, Massachusetts 02199, manages the investments of the MML VIP MFS International Equity Fund. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of December 31, 2025, the MFS organization had approximately $651 billion  in net assets under management.
Harris Associates L.P. was removed as a subadviser of the MML VIP MFS International Equity Fund on November 14, 2025.
Filipe Benzinho
is a portfolio manager of the MML VIP MFS International Equity Fund. Mr. Benzinho is an Investment Officer of MFS and has been employed in the investment area of MFS since 2009.
Daniel Ling, CFA
is a portfolio manager of the MML VIP MFS International Equity Fund. Mr. Ling is an Investment Officer of MFS and has been employed in the investment area of MFS since 2006. He is expected to retire from MFS on June 30, 2026.
Harry Purcell
is a portfolio manager of the MML VIP MFS International Equity Fund. Mr. Purcell is an Investment Officer of MFS and has been employed in the investment area of MFS since 2012.
Thompson, Siegel & Walmsley LLC (“TSW”), a Delaware limited liability company located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230, manages the investments of the MML Foreign Fund. TSW is an indirect wholly-owned subsidiary of Perpetual Limited. Since 1970, TSW has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates, and other institutions and individuals. As of December 31, 2025,  TSW managed approximately $20.6 billion in assets.
Brandon H. Harrell, CFA
is a portfolio manager of the MML Foreign Fund. Mr. Harrell has been a portfolio manager with TSW since he joined the firm in 1996.
Stedman D. Oakey, CFA
is a portfolio manager of the MML Foreign Fund. Mr. Oakey joined TSW as a research analyst in 2005.
T. Rowe Price Associates, Inc. (“T. Rowe Price”), located at 1307 Point Street, Baltimore, Maryland 21231, manages the investments of the MML VIP T. Rowe Price Blue Chip Growth Fund, MML VIP T. Rowe Price Equity Income Fund, and MML VIP T. Rowe Price Mid Cap Growth Fund. T. Rowe Price, a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly-traded financial services holding company, has been managing assets since 1937. In addition, T. Rowe Price Investment Management, Inc. (“T. Rowe Price Investment Management”) serves as sub-subadviser for the MML VIP T. Rowe Price Mid Cap Growth Fund. The

sub-subadviser, subject to the supervision of T. Rowe Price, is authorized to trade securities and make discretionary investment decisions on behalf of the Fund (which includes selecting foreign investments in developed and emerging market countries). T. Rowe Price Investment Management is a wholly-owned subsidiary of T. Rowe Price and its address is 1307 Point Street, Baltimore, Maryland 21231. As of December 31, 2025,  T. Rowe Price and its affiliates had approximately $1.78 trillion in assets under management.
Donald J. Easley
is a portfolio manager of the MML VIP T. Rowe Price Mid Cap Growth Fund. Mr. Easley is a Vice President and Portfolio Manager for T. Rowe Price Investment Management. He joined T. Rowe Price in 2000 and his investment experience dates from 1999. During the past five years, Mr. Easley has served as a portfolio manager and an associate portfolio manager for T. Rowe Price or T. Rowe Price Investment Management.
Paul D. Greene II
is the portfolio manager of the MML VIP T. Rowe Price Blue Chip Growth Fund. Mr. Greene is a Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 2006 and his investment experience dates from that time. Mr. Greene has served as a portfolio manager and associate portfolio manager for T. Rowe Price throughout the past five years.
John D. Linehan, CFA
is the portfolio manager of the MML VIP T. Rowe Price Equity Income Fund. Mr. Linehan is a Vice President and Portfolio Manager for T. Rowe Price. He joined T. Rowe Price in 1998 and his investment experience dates from 1989. Mr. Linehan has served as a portfolio manager for T. Rowe Price throughout the past five years.
Ashley R. Woodruff
is a portfolio manager of the MML VIP T. Rowe Price Mid Cap Growth Fund. Ms. Woodruff is a Vice President and Portfolio Manager for T. Rowe Price Investment Management. She worked for T. Rowe Price from 2007 through 2013 and rejoined T. Rowe Price in 2018, and her investment experience dates from 2001. During the past five years, Ms. Woodruff has served as an equity research analyst and an associate portfolio manager for T. Rowe Price or T. Rowe Price Investment Management.
Wellington Management Company LLP (“Wellington Management”), a Delaware limited liability partnership with principal offices located at 280 Congress Street, Boston, Massachusetts 02210, manages the investments of the MML Focused Equity Fund and MML VIP Wellington Small Cap Growth Equity Fund. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership. As of December 31, 2025, Wellington  Management and its investment advisory affiliates had investment management authority with respect to approximately $1.333 trillion in assets.
Peter C. Fisher
has served as the portfolio manager of the MML Focused Equity Fund  since 2024. Mr. Fisher is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2005.
Daniel J. Fitzpatrick, CFA
has been involved in portfolio management and securities analysis for the portion of the MML VIP Wellington Small Cap Growth Equity Fund  managed in the small capitalization opportunities style since 2001. Mr. Fitzpatrick is a Senior Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 1998.
Ranjit Ramachandran, CFA
has been involved in portfolio management and securities analysis for the portion of the MML VIP Wellington Small Cap Growth Equity Fund managed in the small capitalization growth style since 2022. Mr. Ramachandran is a Managing Director and Equity Portfolio Manager of Wellington Management and joined the firm as an investment professional in 2014.
The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund.

MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to change subadvisers or hire new subadvisers for a number of the series of the Trust from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to remove and replace a subadviser in a quick, efficient, and cost effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series’ investment objective and strategies. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.
About the Classes of Shares
Each Fund, other than the MML VIP BlackRock Equity Index Fund and MML VIP Invesco Global Fund, offers two classes of shares: Initial Class and Service Class shares, except that the MML Focused Equity Fund, MML VIP American Century Small Company Value Fund, MML VIP Fidelity Institutional AM Core Plus Bond Fund, MML VIP Invesco Main Street Equity Fund, and MML VIP MFS International Equity Fund offer Class II and Service Class I shares. MML VIP Invesco Global Fund offers three classes of shares: Class I, Class II, and Service Class I shares. MML VIP BlackRock Equity Index Fund offers four classes of shares: Class I, Class II, Class III, and Service Class I shares. For the MML VIP BlackRock Equity Index Fund, Class I is a redesignation of the shares of the MML VIP BlackRock Equity Index Fund  prior to May 1, 2000. From and after May 1, 2000, Class I shares are available only in connection with variable annuity contracts offered by MassMutual or its life insurance affiliates. Initial Class shares, Class II shares, Service Class shares, and Service Class I shares are available in connection with variable annuity contracts offered by MassMutual or its life insurance affiliates, certain variable life insurance policies offered by MassMutual or its life insurance affiliates, and in connection with certain variable life insurance policies and variable annuity contracts privately offered by MassMutual or its life insurance affiliates. Class III shares are available only in connection with certain variable life insurance policies and variable annuity contracts privately offered by MassMutual or its life insurance affiliates. Separate investment accounts which owned shares of the MML VIP BlackRock Equity Index Fund  prior to May 1, 2000 have the right to exchange their shares, if appropriate, for Class II shares.
The different Classes have different fees and expenses. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the “Financial Highlights” tables later in this Prospectus. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.
Except as described below, all Classes of shares of the Funds have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class that has adopted a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.
Each Class of a Fund’s shares represents an investment in the same portfolio of securities. Because the Classes will have different expenses, they will likely have different performance records and share prices.
Distribution Plan, Shareholder Servicing, and Payments to Intermediaries
Shares of all classes of the Funds are sold without a front-end sales charge, and none of the Funds’ shares are subject to a deferred sales charge.

Rule 12b-1 fees.
The Funds have adopted a Rule 12b-1 Plan (the “Plan”) for their Service Class and Service Class I shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Service Class or Service Class I shares. However, each Fund currently makes payments at an annual rate of 0.25% of the average daily net assets attributable to its Service Class or Service Class I shares. The Plan is a compensation plan, under which the Funds make payments to MML Distributors, LLC (the “Distributor”) for the services it provides and for the expenses it bears in connection with the distribution of shares of those classes and for the servicing of shareholders of those classes. Because Rule 12b-1 fees are paid out of the Funds’ Service Class and Service Class I assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Service Class and Service Class I shares share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.
The Distributor pays out all of the Rule 12b-1 fees it receives. The Distributor pays substantially all of the amounts it receives to  MassMutual. Such amounts are used to pay continuing compensation for services provided by MassMutual agents and third party firms, to compensate MassMutual for its promotional services in respect of the Funds, and to reimburse MassMutual for expenses incurred by it in connection with promoting the Funds.
Shareholder servicing payments.
MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from each Fund, as described above under “Management of the Funds – Investment Adviser,” to MassMutual as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds.
Buying and Redeeming Shares
The Trust provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by companies such as MassMutual. Shares of the Funds are not offered to the general public. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise due to differences in tax treatment and other considerations between owners of the variable life insurance policies and owners of the variable annuity contracts. The Funds’ Trustees follow monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance policies and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable life insurance policies and variable annuity contracts is contained in the prospectuses for the separate accounts.
The shares of each Fund are sold at their  NAV, without the deduction of any selling commission or “sales load” (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after your order is received in good order by the Funds or MML Advisers. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.
Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the  NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.
The Funds redeem their shares at their next  NAV computed after your redemption request is received in good order by the Funds or MML Advisers. You will usually receive payment for your shares within seven days after your written redemption request is received in good order. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs when converting the securities to cash.
Risk of Substantial Redemptions.
If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.
Frequent Trading Policies
The Funds are not designed to serve as vehicles for frequent trading or market timing activity. The Funds consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all of a Fund’s shareholders, including long-term shareholders who do not engage in these activities. Any Funds investing in foreign securities, small capitalization securities, and below investment grade debt securities (also known as “junk” or “high yield” bonds), may be particularly susceptible to frequent trading and market timing activities and their resulting disruptions due to the difficulty of pricing such securities.
The Funds’ shareholders are variable life and variable annuity separate investment accounts owned by MassMutual and certain of its life insurance affiliates. In the case of each Fund, the separate accounts aggregate the purchase and sale information of individual contract holders and provide the information to each Fund on a net basis. Accordingly, it is difficult or impossible for the Funds to determine if a particular contract holder is engaging in frequent trading or market timing activities, and the Funds do not impose specific restrictions on trading of Fund shares in order to deter such activities. In addition, certain trading activity, such as automatic transfer programs and rebalancing programs, is not considered frequent trading or market timing activity.
The Trustees, on behalf of the Funds, have adopted policies and procedures with respect to frequent trading and market timing activities, under which the Funds rely on the capabilities, policies, and procedures of  MassMutual to discourage frequent trading and market timing activity, and to not accommodate frequent purchases and sales of shares within a Fund or transfers of shares between Funds. MassMutual has adopted policies and procedures to help identify those individuals or entities that may be engaging in frequent trading and/or market timing activities. MassMutual monitors trading activity to uniformly enforce its procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and the market timing of Funds among the subaccounts of the separate accounts, there can be no assurance that MassMutual will be able to identify all those who trade frequently or employ a market  timing strategy, and curtail their trading in every instance.

If  MassMutual determines that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, MassMutual will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, telephone, internet, or any other type of electronic medium. Additionally, MassMutual may reject any single trade that MassMutual determines to be abusive or harmful to a Fund. It is possible that activity that MassMutual determines is not frequent trading or market timing may nonetheless adversely affect long-term shareholders of the Funds.
MassMutual, in the future, may take various restrictive actions designed to prevent the employment of a frequent trading or market timing strategy, including not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer; limiting the number of transfer requests that can be made during a contract year; and requiring the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund. MassMutual will apply any restrictive action it takes uniformly to all contract owners it believes are employing a frequent trading or market timing strategy. As noted above, however, these restrictive actions may not be effective in deterring frequent trading or market timing activity. For more information on restrictions specific to your variable life insurance policies and/or variable annuity contracts, please see the prospectus of the separate account of the specific insurance product that accompanies this Prospectus.
Determining Net Asset Value
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral.
The Trustees have designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.
The Funds’ valuation methods are also described in the SAI.
Taxation and Distributions
Each Fund has elected to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. Assuming the Funds so qualify, the Funds will not be subject to U.S. federal income tax on any net income or any capital gains that are distributed or deemed to have been distributed in a timely manner to shareholders.
Distributions, if any, are declared and paid annually by each Fund.
Generally, owners of variable life insurance policies and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state, or local taxes.
In order for investors to receive the favorable tax treatment available to holders of variable life insurance policies and variable annuity contracts, the separate accounts underlying such policies or contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income accrued under the policies or contracts for the current and all prior taxable years would be taxable currently to the holders of such policies or contracts.
A Fund’s investment in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased.

Please refer to the SAI for more information regarding the tax treatment of the Funds. For a discussion of the tax consequences of variable life insurance policies and variable annuity contracts, please refer to the prospectus for the applicable policy or contract.

Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. Any such charges and expenses would reduce the total return figures for the periods shown. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the Funds’ Form N-CSR for the fiscal year ended December 31, 2025, and are incorporated by reference into the SAI, and are available upon request.
MML FOCUSED EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gain	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Class II
12/31/25.............	$7.47	$0.04	$ 0.52	$ 0.56	$(0.07)	$(0.97)	$(1.04)	$6.99	7.90%	$209,656	0.90%	0.53%
12/31/24.............	7.16	0.06	0.68	0.74	(0.08)	(0.35)	(0.43)	7.47	10.09%	237,220	0.88%	0.75%
12/31/23.............	7.24	0.07	0.59	0.66	(0.07)	(0.67)	(0.74)	7.16	9.88%	266,763	0.87%	0.93%
12/31/22.............	8.30	0.06	(0.45)	(0.39)	(0.07)	(0.60)	(0.67)	7.24	(4.69%)	288,336	0.86%	0.85%
12/31/21.............	7.25	0.07	1.51	1.58	(0.08)	(0.45)	(0.53)	8.30	22.25%	338,277	0.87%	0.89%
Service Class I
12/31/25.............	$7.07	$0.02	$ 0.50	$ 0.52	$(0.05)	$(0.97)	$(1.02)	$6.57	7.75%	$ 18,591	1.15%	0.27%
12/31/24.............	6.80	0.04	0.64	0.68	(0.06)	(0.35)	(0.41)	7.07	9.78%	21,297	1.13%	0.50%
12/31/23.............	6.91	0.05	0.57	0.62	(0.06)	(0.67)	(0.73)	6.80	9.69%	22,935	1.12%	0.68%
12/31/22.............	7.96	0.04	(0.44)	(0.40)	(0.05)	(0.60)	(0.65)	6.91	(5.02%)	22,509	1.12%	0.60%
12/31/21.............	6.98	0.05	1.45	1.50	(0.07)	(0.45)	(0.52)	7.96	21.88%	22,988	1.12%	0.64%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	40%	44%	15%	24%	34%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML FOREIGN FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets before expense waivers[q]	Ratio of expenses to average daily net assets after expense waivers[j,q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25..............	$ 9.57	$0.23	$ 2.83	$ 3.06	$(0.29)	$(0.48)	$(0.77)	$11.86	32.60%	$158,602	0.92%	N/A	2.13%
12/31/24..............	9.53	0.21	0.14	0.35	(0.31)	—	(0.31)	9.57	3.46%	153,983	0.96%	0.96%[k]	2.16%
12/31/23..............	8.32	0.20	1.14	1.34	(0.13)	—	(0.13)	9.53	16.22%	170,360	0.95%	0.94%	2.22%
12/31/22..............	11.04	0.22	(1.88)	(1.66)	(0.37)	(0.69)	(1.06)	8.32	(14.58%)	175,988	0.95%	0.93%	2.40%
12/31/21..............	10.02	0.22	1.09	1.31	(0.29)	—	(0.29)	11.04	13.04%	237,547	0.94%	0.92%	1.99%
Service Class
12/31/25..............	$ 9.50	$0.20	$ 2.81	$ 3.01	$(0.26)	$(0.48)	$(0.74)	$11.77	32.36%	$ 11,577	1.17%	N/A	1.82%
12/31/24..............	9.47	0.19	0.12	0.31	(0.28)	—	(0.28)	9.50	3.12%	8,671	1.21%	1.21%[k]	1.91%
12/31/23..............	8.27	0.18	1.13	1.31	(0.11)	—	(0.11)	9.47	15.97%	9,250	1.20%	1.19%	1.98%
12/31/22..............	10.98	0.19	(1.87)	(1.68)	(0.34)	(0.69)	(1.03)	8.27	(14.87%)	8,819	1.20%	1.19%	2.06%
12/31/21..............	9.95	0.19	1.10	1.29	(0.26)	—	(0.26)	10.98	12.95%	8,063	1.19%	1.17%	1.72%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	12%	12%	14%	10%	16%
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML INCOME & GROWTH FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25.............	$ 9.83	$0.16	$ 1.08	$ 1.24	$(0.19)	$(2.03)	$(2.22)	$ 8.85	13.34%	$101,661	0.72%	1.73%
12/31/24.............	10.06	0.17	1.32	1.49	(0.24)	(1.48)	(1.72)	9.83	14.90%	106,081	0.73%	1.59%
12/31/23.............	10.82	0.19	0.67	0.86	(0.23)	(1.39)	(1.62)	10.06	9.19%	127,837	0.71%	1.80%
12/31/22.............	12.41	0.18	(0.25)	(0.07)	(0.18)	(1.34)	(1.52)	10.82	(0.31%)	188,904	0.70%	1.59%
12/31/21.............	10.00	0.15	2.47	2.62	(0.21)	—	(0.21)	12.41	26.27%	221,734	0.69%	1.29%
Service Class
12/31/25.............	$ 9.57	$0.14	$ 1.04	$ 1.18	$(0.16)	$(2.03)	$(2.19)	$ 8.56	13.11%	$ 29,723	0.97%	1.48%
12/31/24.............	9.84	0.14	1.28	1.42	(0.21)	(1.48)	(1.69)	9.57	14.55%	29,236	0.98%	1.35%
12/31/23.............	10.61	0.16	0.66	0.82	(0.20)	(1.39)	(1.59)	9.84	8.98%	28,234	0.96%	1.59%
12/31/22.............	12.20	0.15	(0.25)	(0.10)	(0.15)	(1.34)	(1.49)	10.61	(0.59%)	28,427	0.95%	1.35%
12/31/21.............	9.84	0.12	2.43	2.55	(0.19)	—	(0.19)	12.20	25.94%	31,557	0.94%	1.07%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	33%	29%	26%	21%	28%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML SMALL/MID CAP VALUE FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25.............	$ 9.20	$0.07	$ 0.16	$ 0.23	$(0.08)	$(1.02)	$(1.10)	$ 8.33	2.40%	$ 97,733	0.82%	0.86%
12/31/24.............	8.97	0.08	0.84	0.92	(0.08)	(0.61)	(0.69)	9.20	10.29%	106,271	0.83%	0.84%
12/31/23.............	8.88	0.08	1.30	1.38	(0.10)	(1.19)	(1.29)	8.97	17.12%	112,463	0.82%	0.90%
12/31/22.............	14.72	0.12	(2.23)	(2.11)	(0.16)	(3.57)	(3.73)	8.88	(15.69%)	109,598	0.83%	1.06%
12/31/21.............	10.94	0.13	3.79	3.92	(0.14)	—	(0.14)	14.72	35.94%	149,280	0.81%	0.99%
Service Class
12/31/25.............	$ 8.98	$0.05	$ 0.16	$ 0.21	$(0.06)	$(1.02)	$(1.08)	$ 8.11	2.17%	$ 21,564	1.07%	0.61%
12/31/24.............	8.78	0.05	0.82	0.87	(0.06)	(0.61)	(0.67)	8.98	9.89%	22,559	1.08%	0.59%
12/31/23.............	8.71	0.06	1.28	1.34	(0.08)	(1.19)	(1.27)	8.78	16.89%	24,607	1.07%	0.65%
12/31/22.............	14.51	0.09	(2.19)	(2.10)	(0.13)	(3.57)	(3.70)	8.71	(15.89%)	23,434	1.08%	0.81%
12/31/21.............	10.79	0.10	3.74	3.84	(0.12)	—	(0.12)	14.51	35.64%	29,951	1.06%	0.77%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	65%	55%	49%	42%	50%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML SUSTAINABLE EQUITY FUND

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25.............	$16.65	$0.10	$ 1.72	$ 1.82	$(0.16)	$(1.77)	$(1.93)	$16.54	11.50%	$ 86,607	0.56%	0.60%
12/31/24.............	14.72	0.13	2.78	2.91	(0.17)	(0.81)	(0.98)	16.65	19.94%	93,268	0.57%	0.78%
12/31/23.............	17.25	0.18	3.46	3.64	(0.19)	(5.98)	(6.17)	14.72	24.51%	91,796	0.56%	1.09%
12/31/22.............	24.54	0.18	(4.18)	(4.00)	(0.20)	(3.09)	(3.29)	17.25	(17.01%)	83,958	0.57%	0.90%
12/31/21.............	20.53	0.17	5.35	5.52	(0.20)	(1.31)	(1.51)	24.54	27.14%	112,894	0.56%	0.74%
Service Class
12/31/25.............	$16.33	$0.06	$ 1.69	$ 1.75	$(0.11)	$(1.77)	$(1.88)	$16.20	11.32%	$ 50,393	0.81%	0.35%
12/31/24.............	14.46	0.08	2.73	2.81	(0.13)	(0.81)	(0.94)	16.33	19.60%	51,143	0.82%	0.53%
12/31/23.............	17.03	0.14	3.40	3.54	(0.13)	(5.98)	(6.11)	14.46	24.20%	50,474	0.81%	0.84%
12/31/22.............	24.26	0.13	(4.12)	(3.99)	(0.15)	(3.09)	(3.24)	17.03	(17.20%)	46,580	0.82%	0.66%
12/31/21.............	20.33	0.10	5.29	5.39	(0.15)	(1.31)	(1.46)	24.26	26.78%	60,966	0.81%	0.44%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	30%	29%	29%	81%	12%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP AMERICAN CENTURY MID CAP VALUE FUND
(formerly known as MML Mid Cap Value Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25.............	$ 8.12	$0.14	$ 0.58	$ 0.72	$(0.22)	$(0.58)	$(0.80)	$ 8.04	8.97%	$192,246	0.89%	1.77%
12/31/24.............	7.90	0.15	0.53	0.68	(0.15)	(0.31)	(0.46)	8.12	8.53%	207,331	0.89%	1.86%
12/31/23.............	9.17	0.16	0.27	0.43	(0.24)	(1.46)	(1.70)	7.90	5.97%	223,312	0.89%	1.88%
12/31/22.............	12.58	0.19	(0.38)	(0.19)	(0.26)	(2.96)	(3.22)	9.17	(1.33%)	247,316	0.90%	1.76%
12/31/21.............	10.59	0.17	2.28	2.45	(0.18)	(0.28)	(0.46)	12.58	23.31%	295,384	0.88%	1.39%
Service Class
12/31/25.............	$ 7.83	$0.12	$ 0.55	$ 0.67	$(0.20)	$(0.58)	$(0.78)	$ 7.72	8.62%	$ 42,098	1.14%	1.52%
12/31/24.............	7.63	0.13	0.51	0.64	(0.13)	(0.31)	(0.44)	7.83	8.29%	43,930	1.14%	1.61%
12/31/23.............	8.91	0.14	0.26	0.40	(0.22)	(1.46)	(1.68)	7.63	5.70%	46,075	1.14%	1.63%
12/31/22.............	12.31	0.16	(0.37)	(0.21)	(0.23)	(2.96)	(3.19)	8.91	(1.56%)	50,294	1.15%	1.52%
12/31/21.............	10.38	0.14	2.22	2.36	(0.15)	(0.28)	(0.43)	12.31	22.95%	55,704	1.13%	1.16%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	67%	53%	44%	70%	46%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP AMERICAN CENTURY SMALL COMPANY VALUE FUND
(formerly known as MML Small Company Value Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets before expense waivers[q]	Ratio of expenses to average daily net assets after expense waivers[j,q]	Net investment income (loss) to average daily net assets
Class II
12/31/25..............	$9.02	$0.10	$(0.40)	$(0.30)	$(0.11)	$—	$(0.11)	$8.61	(3.39%)	$34,243	1.06%	0.99%	1.21%
12/31/24..............	8.52	0.11	0.50	0.61	(0.11)	—	(0.11)	9.02	7.18%	42,682	1.10%	0.97%	1.25%
12/31/23..............	7.43	0.09	1.10	1.19	(0.08)	(0.02)	(0.10)	8.52	16.14%	49,994	1.07%	0.92%	1.20%
12/31/22..............	17.91	0.10	(2.20)	(2.10)	(0.03)	(8.35)	(8.38)	7.43	(14.78%)	51,032	1.08%	0.93%	0.87%
12/31/21..............	15.25	0.03	3.77	3.80	(0.06)	(1.08)	(1.14)	17.91	25.47%	67,627	1.05%	0.98%	0.16%
Service Class I
12/31/25..............	$8.22	$0.08	$(0.37)	$(0.29)	$(0.09)	$—	$(0.09)	$7.84	(3.60%)	$18,987	1.31%	1.24%	0.96%
12/31/24..............	7.77	0.08	0.46	0.54	(0.09)	—	(0.09)	8.22	6.97%	22,292	1.35%	1.22%	1.00%
12/31/23..............	6.78	0.07	1.00	1.07	(0.06)	(0.02)	(0.08)	7.77	15.92%	25,335	1.32%	1.17%	0.95%
12/31/22..............	17.15	0.07	(2.09)	(2.02)	—	(8.35)	(8.35)	6.78	(15.06%)	24,640	1.33%	1.18%	0.63%
12/31/21..............	14.66	(0.01)bb	3.61	3.60	(0.03)	(1.08)	(1.11)	17.15	25.12%	30,943	1.30%	1.23%	(0.08%)

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	40%	39%	44%	42%	127%
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
bb	The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses.

MML VIP BLACKROCK EQUITY INDEX FUND
(formerly known as MML Equity Index Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Class I
12/31/25.............	$35.95	$0.30	$ 5.50	$ 5.80	$(0.40)	$(6.36)	$(6.76)	$34.99	17.36%	$ 56,566	0.44%	0.83%
12/31/24.............	30.08	0.32	6.96	7.28	(0.34)	(1.07)	(1.41)	35.95	24.44%	57,424	0.42%	0.96%
12/31/23.............	26.73	0.35	6.22	6.57	(0.38)	(2.84)	(3.22)	30.08	25.75%	55,380	0.43%	1.23%
12/31/22.............	35.26	0.35	(6.73)	(6.38)	(0.31)	(1.84)	(2.15)	26.73	(18.50%)	47,938	0.43%	1.18%
12/31/21.............	29.07	0.31	7.77	8.08	(0.43)	(1.46)	(1.89)	35.26	28.19%	65,271	0.42%	0.96%
Class II
12/31/25.............	$35.88	$0.35	$ 5.50	$ 5.85	$(0.46)	$(6.36)	$(6.82)	$34.91	17.57%	$277,768	0.29%	0.98%
12/31/24.............	30.03	0.37	6.94	7.31	(0.39)	(1.07)	(1.46)	35.88	24.59%	265,152	0.27%	1.10%
12/31/23.............	26.69	0.40	6.21	6.61	(0.43)	(2.84)	(3.27)	30.03	25.93%	229,066	0.28%	1.38%
12/31/22.............	35.22	0.39	(6.70)	(6.31)	(0.38)	(1.84)	(2.22)	26.69	(18.35%)	191,941	0.28%	1.32%
12/31/21.............	29.04	0.36	7.76	8.12	(0.48)	(1.46)	(1.94)	35.22	28.37%	299,922	0.27%	1.11%
Class III
12/31/25.............	$35.79	$0.40	$ 5.48	$ 5.88	$(0.52)	$(6.36)	$(6.88)	$34.79	17.71%	$321,043	0.14%	1.13%
12/31/24.............	29.94	0.42	6.94	7.36	(0.44)	(1.07)	(1.51)	35.79	24.82%	291,824	0.12%	1.26%
12/31/23.............	26.63	0.44	6.19	6.63	(0.48)	(2.84)	(3.32)	29.94	26.10%	335,587	0.13%	1.53%
12/31/22.............	35.15	0.44	(6.70)	(6.26)	(0.42)	(1.84)	(2.26)	26.63	(18.23%)	274,717	0.13%	1.48%
12/31/21.............	28.98	0.41	7.74	8.15	(0.52)	(1.46)	(1.98)	35.15	28.54%	359,612	0.12%	1.26%
Service Class I
12/31/25.............	$33.85	$0.19	$ 5.16	$ 5.35	$(0.28)	$(6.36)	$(6.64)	$32.56	17.07%	$ 27,531	0.69%	0.58%
12/31/24.............	28.38	0.22	6.55	6.77	(0.23)	(1.07)	(1.30)	33.85	24.09%	28,455	0.67%	0.71%
12/31/23.............	25.35	0.27	5.88	6.15	(0.28)	(2.84)	(3.12)	28.38	25.44%	33,270	0.68%	0.97%
12/31/22.............	33.55	0.26	(6.39)	(6.13)	(0.23)	(1.84)	(2.07)	25.35	(18.69%)	34,664	0.68%	0.92%
12/31/21.............	27.76	0.22	7.40	7.62	(0.37)	(1.46)	(1.83)	33.55	27.86%	52,483	0.67%	0.71%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	2%	2%	2%	2%	3%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP FIDELITY INSTITUTIONAL AM CORE PLUS BOND FUND
(formerly known as MML Total Return Bond Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Class II
12/31/25.............	$ 8.73	$0.35	$ 0.29	$ 0.64	$(0.31)	$ —	$(0.31)	$ 9.06	7.41%	$321,133	0.61%	3.85%
12/31/24.............	9.03	0.35	(0.30)	0.05	(0.35)	—	(0.35)	8.73	0.47%	264,460	0.63%	3.93%
12/31/23.............	8.78	0.34	0.13	0.47	(0.22)	—	(0.22)	9.03	5.45%	294,153	0.63%	3.82%
12/31/22.............	10.47	0.22	(1.75)	(1.53)	(0.16)	—	(0.16)	8.78	(14.70%)	256,760	0.64%	2.37%
12/31/21.............	11.28	0.12	(0.25)	(0.13)	(0.20)	(0.48)	(0.68)	10.47	(1.19%)	354,653	0.61%	1.12%
Service Class I
12/31/25.............	$ 8.61	$ 0.32	$ 0.28	$ 0.60	$(0.29)	$ —	$(0.29)	$ 8.92	7.03%	$ 46,678	0.86%	3.60%
12/31/24.............	8.91	0.32	(0.29)	0.03	(0.33)	—	(0.33)	8.61	0.26%	41,653	0.88%	3.68%
12/31/23.............	8.66	0.31	0.13	0.44	(0.19)	—	(0.19)	8.91	5.20%	38,390	0.88%	3.56%
12/31/22.............	10.32	0.20	(1.73)	(1.53)	(0.13)	—	(0.13)	8.66	(14.90%)	37,985	0.89%	2.13%
12/31/21.............	11.14	0.09	(0.25)	(0.16)	(0.18)	(0.48)	(0.66)	10.32	(1.51%)	50,391	0.86%	0.87%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	546%	514%	492%	417%	441%
Portfolio turnover excluding TBA transactions.....................................................	418%	380%	320%	255%	264%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP INVESCO GLOBAL FUND
(formerly known as MML Global Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets before expense waivers[q]	Ratio of expenses to average daily net assets after expense waivers[j,q]	Net investment income (loss) to average daily net assets
Class I
12/31/25..............	$ 4.21	$ 0.01	$ 0.95	$ 0.96	$(0.01)	$(0.13)	$(0.14)	$ 5.03	23.00%	$186,533	0.81%	0.81%[l]	0.15%
12/31/24..............	4.25	0.03	0.22	0.25	(0.05)	(0.24)	(0.29)	4.21	5.60%	86,182	0.87%	N/A	0.80%
12/31/23..............	4.00	0.04	0.52	0.56	(0.04)	(0.27)	(0.31)	4.25	14.51%	93,239	0.83%	N/A	0.99%
12/31/22..............	14.85	0.06	(2.61)	(2.55)	(0.19)	(8.11)	(8.30)	4.00	(17.78%)	103,424	0.85%	N/A	0.80%
12/31/21..............	13.96	0.09	2.30	2.39	(0.14)	(1.36)	(1.50)	14.85	17.32%	151,785	0.80%	N/A	0.61%
Class II
12/31/25..............	$ 4.59	$ 0.00[d]	$ 1.06	$ 1.06	$(0.02)	$(0.13)	$(0.15)	$ 5.50	23.11%	$280,103	0.81%	0.81%[l]	(0.01%)
12/31/24..............	4.61	0.04	0.23	0.27	(0.05)	(0.24)	(0.29)	4.59	5.59%	14,337	0.87%	N/A	0.81%
12/31/23..............	4.32	0.04	0.56	0.60	(0.04)	(0.27)	(0.31)	4.61	14.37%	15,621	0.83%	N/A	0.99%
12/31/22..............	15.27	0.06	(2.68)	(2.62)	(0.22)	(8.11)	(8.33)	4.32	(17.71%)	15,307	0.85%	N/A	0.81%
12/31/21..............	14.31	0.09	2.37	2.46	(0.14)	(1.36)	(1.50)	15.27	17.42%	20,021	0.80%	N/A	0.57%
Service Class I
12/31/25..............	$ 3.95	$(0.01)bb	$ 0.90	$ 0.89	$(0.01)	$(0.13)	$(0.14)	$ 4.70	22.69%	$ 71,861	1.06%	1.06%[l]	(0.17%)
12/31/24..............	4.00	0.02	0.21	0.23	(0.04)	(0.24)	(0.28)	3.95	5.46%	20,580	1.12%	N/A	0.55%
12/31/23..............	3.79	0.03	0.48	0.51	(0.03)	(0.27)	(0.30)	4.00	14.08%	21,662	1.08%	N/A	0.74%
12/31/22..............	14.62	0.04	(2.58)	(2.54)	(0.18)	(8.11)	(8.29)	3.79	(18.00%)	19,731	1.10%	N/A	0.54%
12/31/21..............	13.76	0.05	2.28	2.33	(0.11)	(1.36)	(1.47)	14.62	17.16%	19,585	1.05%	N/A	0.32%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	71%	19%	10%	14%	9%
c	Per share amount calculated on the average shares method.
d	Amount is less than $0.005 per share.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
bb	The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses.

MML VIP INVESCO MAIN STREET EQUITY FUND
(formerly known as MML Fundamental Equity Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets before expense waivers[q]	Ratio of expenses to average daily net assets after expense waivers[j,q]	Net investment income (loss) to average daily net assets
Class II
12/31/25..............	$11.49	$0.05	$1.74	$1.79	$(0.06)	$(1.24)	$(1.30)	$11.98	16.15%	$326,077	0.80%	0.80%[l]	0.39%
12/31/24..............	10.19	0.06	2.32	2.38	(0.09)	(0.99)	(1.08)	11.49	23.71%	112,239	0.81%	N/A	0.51%
12/31/23..............	8.36	0.07	1.85	1.92	(0.09)	—	(0.09)	10.19	23.00%	119,336	0.81%	N/A	0.71%
12/31/22..............	12.55	0.07	(2.50)	(2.43)	(0.06)	(1.70)	(1.76)	8.36	(20.24%)	147,522	0.81%	N/A	0.75%
12/31/21..............	10.73	0.09	2.81	2.90	(0.06)	(1.02)	(1.08)	12.55	27.67%	220,586	0.81%	N/A	0.77%
Service Class I
12/31/25..............	$10.82	$0.01	$1.65	$1.66	$(0.04)	$(1.24)	$(1.28)	$11.20	15.90%	$44,727	1.05%	1.05%[l]	0.10%
12/31/24..............	9.66	0.03	2.19	2.22	(0.07)	(0.99)	(1.06)	10.82	23.36%	26,129	1.06%	N/A	0.26%
12/31/23..............	7.93	0.04	1.76	1.80	(0.07)	—	(0.07)	9.66	22.76%	22,506	1.06%	N/A	0.46%
12/31/22..............	12.01	0.05	(2.39)	(2.34)	(0.04)	(1.70)	(1.74)	7.93	(20.44%)	19,691	1.06%	N/A	0.50%
12/31/21..............	10.31	0.06	2.70	2.76	(0.04)	(1.02)	(1.06)	12.01	27.38%	25,154	1.06%	N/A	0.52%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	63%	40%	61%	56%	56%
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP JPMORGAN U.S. RESEARCH ENHANCED EQUITY FUND
(formerly known as MML Managed Volatility Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25.............	$13.51	$0.06	$1.21	$1.27	$(0.03)	$(3.82)	$(3.85)	$10.93	10.65%	$78,099	0.83%	0.46%
12/31/24.............	12.23	0.03	1.76	1.79	(0.08)	(0.43)	(0.51)	13.51	14.85%	81,661	1.18%	0.21%
12/31/23.............	13.33	0.08	1.52	1.60	(0.08)	(2.62)	(2.70)	12.23	12.87%	80,913	1.06%	0.61%
12/31/22.............	15.23	0.07	(1.90)	(1.83)	(0.07)	—	(0.07)	13.33	(12.05%)	83,308	1.08%	0.50%
12/31/21.............	13.78	0.06	1.53	1.59	(0.14)	—	(0.14)	15.23	11.54%	114,646	0.99%	0.39%
Service Class
12/31/25.............	$13.40	$0.03	$1.19	$1.22	$—	$(3.82)	$(3.82)	$10.80	10.37%	$15,053	1.08%	0.21%
12/31/24.............	12.12	(0.01)bb	1.77	1.76	(0.05)	(0.43)	(0.48)	13.40	14.56%	16,685	1.43%	(0.04%)
12/31/23.............	13.22	0.05	1.51	1.56	(0.04)	(2.62)	(2.66)	12.12	12.59%	17,363	1.31%	0.36%
12/31/22.............	15.10	0.03	(1.88)	(1.85)	(0.03)	—	(0.03)	13.22	(12.27%)	19,280	1.34%	0.25%
12/31/21.............	13.67	0.02	1.52	1.54	(0.11)	—	(0.11)	15.10	11.26%	25,982	1.24%	0.14%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	2%	6%	2%	8%	5%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
bb	The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses.

MML VIP LOOMIS SAYLES LARGE CAP GROWTH FUND
(formerly known as MML Large Cap Growth Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets before expense waivers[q]	Ratio of expenses to average daily net assets after expense waivers[j,q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25..............	$17.20	$(0.03)	$ 2.49	$ 2.46	$—	$(3.40)	$(3.40)	$16.26	15.09%	$169,810	0.70%	0.70%[k]	(0.19%)
12/31/24..............	13.90	(0.03)	4.60	4.57	—	(1.27)	(1.27)	17.20	34.09%	175,412	0.70%	N/A	(0.17%)
12/31/23..............	9.81	(0.02)	4.99	4.97	—	(0.88)	(0.88)	13.90	51.71%	180,077	0.69%	N/A	(0.20%)
12/31/22..............	15.04	(0.01)	(4.04)	(4.05)	—	(1.18)	(1.18)	9.81	(27.55%)	132,218	0.72%	N/A	(0.12%)
12/31/21..............	13.98	(0.01)	2.59	2.58	(0.01)	(1.51)	(1.52)	15.04	18.41%	196,928	0.70%	N/A	(0.10%)
Service Class
12/31/25..............	$16.02	$(0.07)	$ 2.30	$ 2.23	$—	$(3.40)	$(3.40)	$14.85	14.74%	$ 45,687	0.95%	0.95%[k]	(0.44%)
12/31/24..............	13.05	(0.06)	4.30	4.24	—	(1.27)	(1.27)	16.02	33.77%	39,875	0.95%	N/A	(0.43%)
12/31/23..............	9.27	(0.05)	4.71	4.66	—	(0.88)	(0.88)	13.05	51.37%	28,785	0.94%	N/A	(0.45%)
12/31/22..............	14.33	(0.04)	(3.84)	(3.88)	—	(1.18)	(1.18)	9.27	(27.73%)	17,968	0.98%	N/A	(0.37%)
12/31/21..............	13.41	(0.05)	2.48	2.43	—	(1.51)	(1.51)	14.33	18.08%	25,902	0.95%	N/A	(0.33%)

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	2%	14%	8%	25%	21%
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
k	Amount waived had no impact on the ratio of expenses to average daily net assets.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP MFS INTERNATIONAL EQUITY FUND
(formerly known as MML International Equity Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets before expense waivers[q]	Ratio of expenses to average daily net assets after expense waivers[j,q]	Net investment income (loss) to average daily net assets
Class II
12/31/25..............	$10.20	$0.21	$2.38	$2.59	$(0.17)	$(0.18)	$(0.35)	$12.44	25.54%	$217,490	1.03%	0.92%	1.78%
12/31/24..............	10.27	0.16	(0.06)	0.10	(0.17)	—	(0.17)	10.20	0.84%	213,641	1.06%	0.96%	1.48%
12/31/23..............	8.78	0.15	1.47	1.62	(0.13)	—	(0.13)	10.27	18.51%	239,571	1.05%	0.95%	1.56%
12/31/22..............	11.08	0.13	(1.83)	(1.70)	(0.11)	(0.49)	(0.60)	8.78	(15.10%)	204,861	1.08%	0.98%	1.39%
12/31/21..............	9.98	0.14	1.03	1.17	(0.07)	—	(0.07)	11.08	11.77%	249,038	1.05%	0.97%	1.32%
Service Class I
12/31/25..............	$10.08	$0.17	$ 2.36	$2.53	$(0.17)	$(0.18)	$(0.35)	$12.26	25.20%	$22,517	1.28%	1.17%	1.44%
12/31/24..............	10.15	0.13	(0.05)	0.08	(0.15)	—	(0.15)	10.08	0.66%	9,913	1.31%	1.21%	1.21%
12/31/23..............	8.68	0.12	1.46	1.58	(0.11)	—	(0.11)	10.15	18.27%	9,967	1.30%	1.20%	1.28%
12/31/22..............	10.96	0.10	(1.81)	(1.71)	(0.08)	(0.49)	(0.57)	8.68	(15.35%)	8,051	1.33%	1.23%	1.12%
12/31/21..............	9.88	0.12	1.02	1.14	(0.06)	—	(0.06)	10.96	11.49%	8,452	1.29%	1.22%	1.09%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	64%	19%	23%	19%	75%
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP T. ROWE PRICE BLUE CHIP GROWTH FUND
(formerly known as MML Blue Chip Growth Fund)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25..............	$20.15	$(0.05)	$3.55	$3.50	$(4.00)	$(4.00)	$19.65	18.47%	$287,831	0.78%	(0.27%)
12/31/24..............	16.00	(0.04)	5.62	5.58	(1.43)	(1.43)	20.15	35.63%	306,266	0.77%	(0.23%)
12/31/23..............	10.70	(0.02)	5.32	5.30	—	—	16.00	49.53%	297,761	0.78%	(0.18%)
12/31/22..............	21.62	(0.04)	(8.02)	(8.06)	(2.86)	(2.86)	10.70	(39.50%)	243,726	0.78%	(0.28%)
12/31/21..............	20.51	(0.10)	3.48	3.38	(2.27)	(2.27)	21.62	16.34%	425,249	0.77%	(0.44%)
Service Class
12/31/25..............	$18.35	$(0.09)	$3.21	$3.12	$(4.00)	$(4.00)	$17.47	18.19%	$188,664	1.03%	(0.52%)
12/31/24..............	14.70	(0.08)	5.16	5.08	(1.43)	(1.43)	18.35	35.38%	184,661	1.02%	(0.48%)
12/31/23..............	9.86	(0.05)	4.89	4.84	—	—	14.70	49.09%	154,963	1.03%	(0.43%)
12/31/22..............	20.28	(0.07)	(7.49)	(7.56)	(2.86)	(2.86)	9.86	(39.65%)	116,192	1.03%	(0.53%)
12/31/21..............	19.40	(0.14)	3.29	3.15	(2.27)	(2.27)	20.28	16.08%	203,439	1.02%	(0.69%)

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	18%	16%	10%	24%	41%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP T. ROWE PRICE EQUITY INCOME FUND
(formerly known as MML Equity Income Fund)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets before expense waiver[q]	Ratio of expenses to average daily net assets after expense waivers[j,q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25..............	$10.10	$0.17	$ 1.24	$ 1.41	$(0.14)	$(0.95)	$(1.09)	$10.42	14.45%	$372,681	0.79%	0.79%[l]	1.67%
12/31/24..............	9.89	0.18	0.98	1.16	(0.22)	(0.73)	(0.95)	10.10	11.67%	256,858	0.79%	0.78%	1.71%
12/31/23..............	10.10	0.20	0.68	0.88	(0.24)	(0.85)	(1.09)	9.89	9.54%	278,158	0.79%	0.76%	2.01%
12/31/22..............	12.38	0.22	(0.64)	(0.42)	(0.21)	(1.65)	(1.86)	10.10	(3.57%)	305,370	0.79%	0.76%	1.92%
12/31/21..............	10.28	0.18	2.43	2.61	(0.27)	(0.24)	(0.51)	12.38	25.58%	368,999	0.78%	0.75%	1.57%
Service Class
12/31/25..............	$ 9.89	$0.14	$ 1.21	$ 1.35	$(0.12)	$(0.95)	$(1.07)	$10.17	14.10%	$ 87,022	1.04%	1.04%[l]	1.41%
12/31/24..............	9.70	0.15	0.97	1.12	(0.20)	(0.73)	(0.93)	9.89	11.41%	67,189	1.04%	1.03%	1.46%
12/31/23..............	9.92	0.17	0.67	0.84	(0.21)	(0.85)	(1.06)	9.70	9.28%	71,234	1.04%	1.01%	1.77%
12/31/22..............	12.19	0.19	(0.63)	(0.44)	(0.18)	(1.65)	(1.83)	9.92	(3.82%)	78,419	1.04%	1.01%	1.67%
12/31/21..............	10.14	0.15	2.39	2.54	(0.25)	(0.24)	(0.49)	12.19	25.18%	88,588	1.03%	1.00%	1.32%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	37%	19%	15%	15%	21%
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP T. ROWE PRICE MID CAP GROWTH FUND
(formerly known as MML Mid Cap Growth Fund)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets before expense waivers[q]	Ratio of expenses to average daily net assets after expense waivers[j,q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25..............	$11.33	$(0.02)	$ 0.49	$ 0.47	$ —	$(1.85)	$(1.85)	$ 9.95	4.35%	$311,015	0.82%	0.82%[l]	(0.18%)
12/31/24..............	10.78	(0.03)	1.21	1.18	—	(0.63)	(0.63)	11.33	11.16%	243,733	0.83%	N/A	(0.26%)
12/31/23..............	8.79	(0.01)	2.00	1.99	—	—	—	10.78	22.64%	251,300	0.82%	N/A	(0.15%)
12/31/22..............	16.52	(0.03)	(3.89)	(3.92)	—	(3.81)	(3.81)	8.79	(25.11%)	229,303	0.82%	N/A	(0.23%)
12/31/21..............	18.10	(0.07)	2.48	2.41	—	(3.99)	(3.99)	16.52	13.21%	343,781	0.80%	N/A	(0.38%)
Service Class
12/31/25..............	$10.03	$(0.04)	$ 0.43	$ 0.39	$ —	$(1.85)	$(1.85)	$ 8.57	4.10%	$ 68,812	1.07%	1.07%[l]	(0.44%)
12/31/24..............	9.64	(0.05)	1.07	1.02	—	(0.63)	(0.63)	10.03	10.82%	80,946	1.08%	N/A	(0.51%)
12/31/23..............	7.88	(0.03)	1.79	1.76	—	—	—	9.64	22.34%	87,772	1.07%	N/A	(0.40%)
12/31/22..............	15.34	(0.05)	(3.60)	(3.65)	—	(3.81)	(3.81)	7.88	(25.31%)	81,012	1.07%	N/A	(0.47%)
12/31/21..............	17.09	(0.11)	2.35	2.24	—	(3.99)	(3.99)	15.34	12.99%	118,139	1.05%	N/A	(0.63%)

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	72%	44%	39%	32%	33%
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP WELLINGTON SMALL CAP GROWTH EQUITY FUND
(formerly known as MML Small Cap Growth Equity Fund)

		Income (loss) from investment operations			Less distributions to shareholders				Ratios / Supplemental Data
	Net asset value, beginning of the period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets before expense waivers[q]	Ratio of expenses to average daily net assets after expense waivers[j,q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25..............	$10.85	$(0.02)	$ 0.82	$ 0.80	$(0.04)	$ —	$(0.04)	$11.61	7.34%	$113,979	1.11%	1.08%	(0.19%)
12/31/24..............	9.84	(0.01)	1.03	1.02	(0.01)	—	(0.01)	10.85	10.29%	123,205	1.11%	1.08%	(0.05%)
12/31/23..............	8.42	0.01	1.41	1.42	—	—	—	9.84	16.84%	126,158	1.11%	1.08%	0.13%
12/31/22..............	15.26	(0.01)	(3.26)	(3.27)	—	(3.57)	(3.57)	8.42	(23.15%)	116,615	1.13%	1.10%	(0.07%)
12/31/21..............	16.86	(0.09)	1.31	1.22	—	(2.82)	(2.82)	15.26	7.31%	165,781	1.10%	1.07%	(0.50%)
Service Class
12/31/25..............	$ 9.27	$(0.04)	$ 0.69	$ 0.65	$(0.01)	$ —	$(0.01)	$ 9.91	7.07%	$ 23,938	1.36%	1.33%	$(0.44%)
12/31/24..............	8.42	(0.03)	0.88	0.85	—	—	—	9.27	10.01%	25,394	1.36%	1.33%	(0.30%)
12/31/23..............	7.23	(0.01)bb	1.20	1.19	—	—	—	8.42	16.55%	25,011	1.36%	1.33%	(0.12%)
12/31/22..............	13.73	(0.03)	(2.90)	(2.93)	—	(3.57)	(3.57)	7.23	(23.35%)	22,650	1.38%	1.35%	(0.32%)
12/31/21..............	15.48	(0.11)	1.18	1.07	—	(2.82)	(2.82)	13.73	7.04%	32,665	1.35%	1.32%	(0.75%)

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate............................................................................	67%	46%	39%	68%	73%
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
bb	The amount shown for a share outstanding does not correspond with the aggregate net investment income (loss) as shown on the Statement of Operations for the period due to the timing of class-specific expenses.

Index Descriptions
The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar- denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The MSCI All Country World Index (ACWI) measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The MSCI EAFE Index measures the performance of the large- and mid-cap segments of developed markets, excluding the U.S. and Canada equity securities. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Russell 1000 Index measures the performance of the large-cap segment of U.S. equity securities. It is a subset of the Russell 3000 Index and includes approximately 1000 of the largest securities based on a combination of their market cap and current index membership. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 1000 Value Index measures the performance of the large-cap value segment of  U.S. equity securities. It includes the Russell 1000 Index companies with lower price-to-book ratios and lower expected growth values. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 2000 Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 2000 Value Index measures the performance of the small-cap value segment of the U.S. equity universe. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 2500 Value Index measures the performance of the small- to mid-cap value segment of the U.S. equity universe. It includes Russell 2500 Index companies with lower price-to-book and lower forecasted growth values. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 3000 Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell  Midcap Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe. It includes Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell Midcap Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

MML SERIES INVESTMENT FUND
1295 State Street
Springfield, Massachusetts 01111-0001
Learning More About the Funds
You can learn more about the Funds by reading the Funds’ Annual and Semi-annual Shareholder Reports, Form N-CSR, and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual Shareholder Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.
How to Obtain Information
From the Funds:
You may request information about the Funds free of charge (including the Annual/Semi-annual Shareholder Reports, the SAI, and other information such as Fund financial statements) and make shareholder inquiries by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com. You may also obtain copies of the Annual/Semi-annual Shareholder Reports, the SAI, and other information such as Fund financial statements free of charge at https://www.massmutual.com/product-performance/variable-insurance-funds.
From the SEC:
Information about the Funds (including the most recent Annual/Semi-annual Shareholder Reports, the Form N-CSR, which includes other information such as each Fund’s financial statements, and the SAI) is available on the SEC’s EDGAR database on its Internet site at https://www.sec.gov. You can also get copies of this information, upon payment of a copying fee, by electronic request at publicinfo@sec.gov.
When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-2224.

Underwriter:
MML Distributors, LLC 1295 State Street Springfield, Massachusetts 01111-0001

© 2026 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC

MMLPRO-26-00

Prospectus Inside
MML Series
Investment Fund
MML VIP Conservative Allocation Fund
MML VIP Balanced Allocation Fund
MML VIP Moderate Allocation Fund
MML VIP Growth Allocation Fund
MML VIP Aggressive Allocation Fund
MML VIP American Funds Growth Fund
MML VIP American Funds 65/35 Allocation Fund
MML VIP American Funds 80/20 Allocation Fund
This prospectus describes certain funds offered through the Series. Your variable product prospectus will list which of these funds are available through your variable product.
April 24, 2026

MML SERIES INVESTMENT FUND
This Prospectus describes the following Funds:

•	MML VIP Conservative Allocation Fund Initial Class Service Class

•	MML VIP Balanced Allocation Fund Initial Class Service Class

•	MML VIP Moderate Allocation Fund Initial Class Service Class

•	MML VIP Growth Allocation Fund Initial Class Service Class

•	MML VIP Aggressive Allocation Fund Initial Class Service Class

•	MML VIP American Funds Growth Fund Service Class I

•	MML VIP American Funds 65/35 Allocation Fund Service Class I

•	MML VIP American Funds 80/20 Allocation Fund Service Class I

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.
PROSPECTUS
April 24, 2026

Page
About the Funds
MML VIP Conservative Allocation Fund (formerly known as MML Conservative Allocation Fund).................................................................	3
MML VIP Balanced Allocation Fund (formerly known as MML Balanced Allocation Fund)....	12
MML VIP Moderate Allocation Fund (formerly known as MML Moderate Allocation Fund)...	21
MML VIP Growth Allocation Fund (formerly known as MML Growth Allocation Fund)......	30
MML VIP Aggressive Allocation Fund (formerly known as MML Aggressive Allocation Fund)..	39
MML VIP American Funds Growth Fund (formerly known as MML American Funds Growth Fund).................................................................	48
MML VIP American Funds 65/35 Allocation Fund (formerly known as MML American Funds Core Allocation Fund)......................................................	53
MML VIP American Funds 80/20 Allocation Fund.................................	60
Additional Information Regarding Investment Objectives and Principal Investment Strategies.........	67
Disclosure of Portfolio Holdings...................................................	69
Additional Information Regarding Principal Risks.......................................	69
Management of the Funds.......................................................	87
Investment Adviser........................................................	87
Investment Adviser to the Master Fund..........................................	88
Investment Management Fees of the Investment Adviser and Investment Adviser to the Master Fund..................................................................	88
Management of the Master-Feeder Fund and Master Fund.................................	89
Portfolio Management of the Master Fund.......................................	89
About the Classes of Shares......................................................	90
Distribution Plan, Shareholder Servicing, and Payments to Intermediaries......................	91
The Master-Feeder Structure.....................................................	91
Buying and Redeeming Shares....................................................	92
Frequent Trading Policies.......................................................	93
Determining Net Asset Value.....................................................	95
Taxation and Distributions......................................................	96
Financial Highlights...........................................................	97
Index Descriptions............................................................	104

MML VIP Conservative Allocation Fund (formerly known as MML Conservative Allocation Fund)
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.10%	0.10%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Acquired Fund Fees and Expenses	0.69%	0.69%
Total Annual Fund Operating Expenses(1)	0.83%	1.08%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$85	$265	$460	$1,025
Service Class	$110	$343	$595	$1,317
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“MML VIP Underlying Funds”) using an asset allocation strategy. The Fund is advised by  MML Investment Advisers, LLC (“MML Advisers”). MML VIP Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II advised by MML Advisers, and may also include other, non-affiliated mutual funds. MML VIP Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Fund has a conservative asset allocation strategy (relative to the other  MML VIP Allocation Funds), with approximately 35% to 45% of its assets invested in equity funds and approximately 55% to 65% invested in fixed income funds, including money market funds.  MML Advisers will generally attempt to select MML VIP Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or  subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage).

The Fund will normally invest most of its assets in  MML VIP Underlying Funds advised by  MML Advisers; the Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). MML Advisers will select MML VIP Underlying Funds from among mutual funds advised by it even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds and  MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as MML VIP Underlying Funds. These conflicts of interest may result in a portfolio of  MML VIP Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if  MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an MML VIP Underlying Fund will limit the ability of the Fund to buy or sell shares in that  MML VIP Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s expected approximate allocation, as of April 27, 2026, among various asset classes and  MML VIP Underlying Funds.  MML Advisers does not intend to trade actively among MML VIP Underlying Funds or to attempt to capture short-term market opportunities as primary activities.  MML Advisers in its absolute discretion may modify the asset allocation strategy or the selection of MML VIP Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different  MML VIP Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to  MML VIP Underlying Funds may be affected by a variety of factors (such as, for example, whether an  MML VIP Underlying Fund is accepting additional investments). Information regarding the Fund’s actual allocations to  MML VIP Underlying Funds is available in the Fund’s financial statements and at  https://www.massmutual.com/product-performance/variable-insurance-funds  from time to time. A brief description of the MML VIP Underlying Funds is included in Appendix  E of the Statement of Additional Information (“SAI”).

Equity Funds	40.00%
– U.S. Large Cap Equity Funds
MML Focused Equity Fund	4.64%
MML Income & Growth Fund	1.43%
MML VIP Invesco Main Street Equity Fund	2.38%
MML VIP JPMorgan U.S. Research Enhanced Equity Fund	3.57%
MML VIP Loomis Sayles Large Cap Growth Fund	3.09%
MML VIP T. Rowe Price Blue Chip Growth Fund	4.05%
MML VIP T. Rowe Price Equity Income Fund	4.64%
– U.S. Mid Cap Equity Funds
MML Small/Mid Cap Value Fund	0.58%
MML VIP American Century Mid Cap Value Fund	1.82%
MML VIP T. Rowe Price Mid Cap Growth Fund	2.40%
– U.S. Small Cap Equity Funds
MML VIP American Century Small Company Value Fund	1.04%
MML VIP Wellington Small Cap Growth Equity Fund	0.56%
– Global Developed Funds
MML VIP Invesco Global Fund	2.00%
– International Developed Funds
MML Foreign Fund	1.75%
MML VIP MFS® International Equity Fund	5.25%
– Emerging Markets Funds
Fidelity® VIP Emerging Markets Portfolio	0.80%
Fixed Income Funds	60.00%
– Global Bond Funds
Invesco Global Strategic Income Fund	2.10%
– High Yield Bond Funds
MML Barings High Yield Fund	0.30%
– Inflation Managed Funds
MML VIP Barings Inflation-Protected and Income Fund	2.40%
– U.S. Long-Term Bond Funds
PIMCO Long-Term U.S. Government Portfolio	1.40%
– U.S. Core/Core Plus Bond Funds
MML VIP Barings Core Bond Fund	25.41%

– U.S. Core/Core Plus Bond Funds
MML VIP Fidelity Institutional AM® Core Plus Bond Fund	22.99%
– U.S. Short-Term Bond Funds
MML VIP Barings Short-Duration Bond Fund	5.40%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in  MML VIP Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization  U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An MML VIP Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return, or to attempt to protect against adverse changes in currency exchange rates. An  MML VIP Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An  MML VIP Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an  MML VIP Underlying Fund may create investment leverage. An  MML VIP Underlying Fund may enter into repurchase agreement transactions. An  MML VIP Underlying Fund may invest in mortgage-backed or other asset-backed securities. An  MML VIP Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an  MML VIP Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. An  MML VIP Underlying Fund may engage in active and frequent trading and so could have a relatively high portfolio turnover rate. The Fund will bear a pro rata share of the  MML VIP Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the  MML VIP Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the MML VIP Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk There is no assurance that allocation decisions will result in the desired performance effects. The limited universe of MML VIP Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by  MML Advisers as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the MML VIP Underlying Funds, including exchange-traded funds (“ETFs”), in which it invests, including the risk that the MML VIP Underlying Funds will not perform as expected.  ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the MML VIP Underlying Fund or  ETF when the Fund invests in shares of another registered investment company or ETF. ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds or the broader market as a whole.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Index Funds Risk Certain MML VIP Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the  MML VIP Underlying Fund at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the  MML VIP Underlying Fund. While the investment adviser or  subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the MML VIP Underlying Fund’s return may not match the return of the index. The  MML VIP Underlying Fund incurs a number of operating expenses not applicable to the index, and may incur costs in buying and selling securities. In addition, the  MML VIP Underlying Fund may not be fully invested at times, generally as a result of cash flows into or out of the  MML VIP Underlying Fund or reserves of cash held by the  MML VIP Underlying Fund to meet  redemptions.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. The Fund’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Custom MML VIP Conservative Allocation Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	2Q ‘20,	11.10%	Lowest Quarter:	1Q ‘20,	-12.16%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	10.29%	3.98%	5.59%
Service Class	9.98%	3.73%	5.33%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.01%
Custom MML VIP Conservative Allocation Index (reflects no deduction for fees or expenses)(1)	12.75%	4.55%	6.54%
(1)	The Custom MML VIP Conservative Allocation Index is a hypothetical custom index which comprises the Bloomberg U.S. Aggregate Bond Index (60%), Russell 3000® Index (30%), and MSCI ACWI ex USA (10%).
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Michael J. Abata, CFA is a portfolio manager at MML Advisers. He has managed the Fund since May 2023.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP Balanced Allocation Fund (formerly known as MML Balanced Allocation Fund)
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.10%	0.10%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.04%	0.04%
Acquired Fund Fees and Expenses	0.72%	0.72%
Total Annual Fund Operating Expenses(1)	0.86%	1.11%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$88	$274	$477	$1,061
Service Class	$113	$353	$612	$1,352
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“MML VIP Underlying Funds”) using an asset allocation strategy. The Fund is advised by  MML Investment Advisers, LLC (“MML Advisers”). MML VIP Underlying Funds will include a combination of series of the MML Series Investment Fund and MML Series Investment Fund II advised by MML Advisers, and may also include other, non-affiliated mutual funds. MML VIP Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Fund has a balanced asset allocation strategy (relative to the other  MML VIP Allocation Funds), with approximately 45% to 55% of its assets invested in equity funds and approximately 45% to 55% invested in fixed income funds, including money market funds.  MML Advisers will generally attempt to select MML VIP Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or  subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage).

The Fund will normally invest most of its assets in MML VIP Underlying Funds advised by  MML Advisers; the Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). MML Advisers will select MML VIP Underlying Funds from among mutual funds advised by it even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds and  MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as MML VIP Underlying Funds. These conflicts of interest may result in a portfolio of  MML VIP Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if  MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an MML VIP Underlying Fund will limit the ability of the Fund to buy or sell shares in that  MML VIP Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s expected approximate allocation, as of April 27, 2026, among various asset classes and  MML VIP Underlying Funds.  MML Advisers does not intend to trade actively among MML VIP Underlying Funds or to attempt to capture short-term market opportunities as primary activities.  MML Advisers in its absolute discretion may modify the asset allocation strategy or the selection of MML VIP Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different  MML VIP Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to  MML VIP Underlying Funds may be affected by a variety of factors (such as, for example, whether an MML VIP Underlying Fund is accepting additional investments). Information regarding the Fund’s actual allocations to  MML VIP Underlying Funds is available in the Fund’s financial statements and at  https://www.massmutual.com/product-performance/variable-insurance-funds from time to time. A brief description of the MML VIP Underlying Funds is included in Appendix  E of the Statement of Additional Information (“SAI”).

Equity Funds	50.00%
– U.S. Large Cap Equity Funds
MML Focused Equity Fund	5.80%
MML Income & Growth Fund	1.79%
MML VIP Invesco Main Street Equity Fund	2.98%
MML VIP JPMorgan U.S. Research Enhanced Equity Fund	4.46%
MML VIP Loomis Sayles Large Cap Growth Fund	3.87%
MML VIP T. Rowe Price Blue Chip Growth Fund	5.06%
MML VIP T. Rowe Price Equity Income Fund	5.80%
– U.S. Mid Cap Equity Funds
MML Small/Mid Cap Value Fund	0.72%
MML VIP American Century Mid Cap Value Fund	2.28%
MML VIP T. Rowe Price Mid Cap Growth Fund	3.00%
– U.S. Small Cap Equity Funds
MML VIP American Century Small Company Value Fund	1.30%
MML VIP Wellington Small Cap Growth Equity Fund	0.70%
– Global Developed Funds
MML VIP Invesco Global Fund	2.50%
– International Developed Funds
MML Foreign Fund	2.19%
MML VIP MFS® International Equity Fund	6.56%
– Emerging Markets Funds
Fidelity® VIP Emerging Markets Portfolio	1.00%
Fixed Income Funds	50.00%
– Global Bond Funds
Invesco Global Strategic Income Fund	1.75%
– High Yield Bond Funds
MML Barings High Yield Fund	0.25%
– Inflation Managed Funds
MML VIP Barings Inflation-Protected and Income Fund	2.00%
– U.S. Long-Term Bond Funds
PIMCO Long-Term U.S. Government Portfolio	1.25%
– U.S. Core/Core Plus Bond Funds
MML VIP Barings Core Bond Fund	21.13%

– U.S. Core/Core Plus Bond Funds
MML VIP Fidelity Institutional AM® Core Plus Bond Fund	19.12%
– U.S. Short-Term Bond Funds
MML VIP Barings Short-Duration Bond Fund	4.50%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in  MML VIP Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization  U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An MML VIP Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return, or to attempt to protect against adverse changes in currency exchange rates. An  MML VIP Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An  MML VIP Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an  MML VIP Underlying Fund may create investment leverage. An  MML VIP Underlying Fund may enter into repurchase agreement transactions. An  MML VIP Underlying Fund may invest in mortgage-backed or other asset-backed securities. An  MML VIP Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an  MML VIP Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. An  MML VIP Underlying Fund may engage in active and frequent trading and so could have a relatively high portfolio turnover rate. The Fund will bear a pro rata share of the  MML VIP Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the  MML VIP Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the MML VIP Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk There is no assurance that allocation decisions will result in the desired performance effects. The limited universe of MML VIP Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by  MML Advisers as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the MML VIP Underlying Funds, including exchange-traded funds (“ETFs”), in which it invests, including the risk that the MML VIP Underlying Funds will not perform as expected.  ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the MML VIP Underlying Fund or  ETF when the Fund invests in shares of another registered investment company or ETF. ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds or the broader market as a whole.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Index Funds Risk Certain MML VIP Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the  MML VIP Underlying Fund at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the  MML VIP Underlying Fund. While the investment adviser or  subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the MML VIP Underlying Fund’s return may not match the return of the index. The  MML VIP Underlying Fund incurs a number of operating expenses not applicable to the index, and may incur costs in buying and selling securities. In addition, the  MML VIP Underlying Fund may not be fully invested at times, generally as a result of cash flows into or out of the  MML VIP Underlying Fund or reserves of cash held by the  MML VIP Underlying Fund to meet  redemptions.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. The Fund’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and two additional indexes that MML Advisers believes more closely reflect the market segments in which the Fund invests (Bloomberg U.S. Aggregate Bond Index and Custom MML VIP Balanced Allocation Index).

Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	2Q ‘20,	12.41%	Lowest Quarter:	1Q ‘20,	-13.65%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	11.10%	4.76%	6.33%
Service Class	10.80%	4.49%	6.06%
MSCI ACWI (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	7.30%	-0.36%	2.01%
Custom MML VIP Balanced Allocation Index (reflects no deduction for fees or expenses)(1)	14.11%	5.78%	7.64%
(1)	The Custom MML VIP Balanced Allocation Index is a hypothetical custom index which comprises the Bloomberg U.S. Aggregate Bond Index (50%), Russell 3000® Index (37.5%), and MSCI ACWI ex USA (12.5%).
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Michael J. Abata, CFA is a portfolio manager at MML Advisers. He has managed the Fund since May 2023.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP Moderate Allocation Fund (formerly known as MML Moderate Allocation Fund)
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.10%	0.10%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.75%	0.75%
Total Annual Fund Operating Expenses(1)	0.87%	1.12%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$89	$278	$482	$1,073
Service Class	$114	$356	$617	$1,363
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“MML VIP Underlying Funds”) using an asset allocation strategy. The Fund is advised by  MML Investment Advisers, LLC (“MML Advisers”). MML VIP Underlying Funds will include a combination of series of the  MML Series Investment Fund and MML Series Investment Fund II advised by MML Advisers, and may also include other, non-affiliated mutual funds. MML VIP Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Fund has a moderate asset allocation strategy (relative to the other  MML VIP Allocation Funds), with approximately 55% to 65% of its assets invested in equity funds and approximately 35% to 45% invested in fixed income funds, including money market funds.  MML Advisers will generally attempt to select MML VIP Underlying Funds that it expects will provide an aggregate exposure to “junk” or “high yield” bonds (securities rated below investment grade by Moody’s or Standard & Poor’s, or unrated securities determined to be of comparable quality by the applicable adviser or  subadviser), including securities in default, of not more than 10% of the Fund’s assets (although the Fund’s exposure may from time to time exceed that percentage).

The Fund will normally invest most of its assets in  MML VIP Underlying Funds advised by  MML Advisers; the Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). MML Advisers will select MML VIP Underlying Funds from among mutual funds advised by it even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds and  MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as MML VIP Underlying Funds. These conflicts of interest may result in a portfolio of  MML VIP Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if  MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an MML VIP Underlying Fund will limit the ability of the Fund to buy or sell shares in that  MML VIP Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s expected approximate allocation, as of April 27, 2026, among various asset classes and  MML VIP Underlying Funds.  MML Advisers does not intend to trade actively among MML VIP Underlying Funds or to attempt to capture short-term market opportunities as primary activities.  MML Advisers in its absolute discretion may modify the asset allocation strategy or the selection of MML VIP Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different  MML VIP Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to  MML VIP Underlying Funds may be affected by a variety of factors (such as, for example, whether an  MML VIP Underlying Fund is accepting additional investments). Information regarding the Fund’s actual allocations to  MML VIP Underlying Funds is available in the Fund’s financial statements and at  https://www.massmutual.com/product-performance/variable-insurance-funds  from time to time. A brief description of the MML VIP Underlying Funds is included in Appendix  E of the Statement of Additional Information (“SAI”).

Equity Funds	60.00%
– U.S. Large Cap Equity Funds
MML Focused Equity Fund	6.96%
MML Income & Growth Fund	2.14%
MML VIP Invesco Main Street Equity Fund	3.57%
MML VIP JPMorgan U.S. Research Enhanced Equity Fund	5.35%
MML VIP Loomis Sayles Large Cap Growth Fund	4.64%
MML VIP T. Rowe Price Blue Chip Growth Fund	6.07%
MML VIP T. Rowe Price Equity Income Fund	6.96%
– U.S. Mid Cap Equity Funds
MML Small/Mid Cap Value Fund	0.86%
MML VIP American Century Mid Cap Value Fund	2.74%
MML VIP T. Rowe Price Mid Cap Growth Fund	3.60%
– U.S. Small Cap Equity Funds
MML VIP American Century Small Company Value Fund	1.56%
MML VIP Wellington Small Cap Growth Equity Fund	0.84%
– Global Developed Funds
MML VIP Invesco Global Fund	3.00%
– International Developed Funds
MML Foreign Fund	2.63%
MML VIP MFS® International Equity Fund	7.88%
– Emerging Markets Funds
Fidelity® VIP Emerging Markets Portfolio	1.20%
Fixed Income Funds	40.00%
– Global Bond Funds
Invesco Global Strategic Income Fund	1.40%
– High Yield Bond Funds
MML Barings High Yield Fund	0.20%
– Inflation Managed Funds
MML VIP Barings Inflation-Protected and Income Fund	1.60%
– U.S. Long-Term Bond Funds
PIMCO Long-Term U.S. Government Portfolio	1.10%
– U.S. Core/Core Plus Bond Funds
MML VIP Barings Core Bond Fund	16.84%

– U.S. Core/Core Plus Bond Funds
MML VIP Fidelity Institutional AM® Core Plus Bond Fund	15.26%
– U.S. Short-Term Bond Funds
MML VIP Barings Short-Duration Bond Fund	3.60%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in  MML VIP Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization  U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An MML VIP Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return, or to attempt to protect against adverse changes in currency exchange rates. An  MML VIP Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An  MML VIP Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an  MML VIP Underlying Fund may create investment leverage. An  MML VIP Underlying Fund may enter into repurchase agreement transactions. An  MML VIP Underlying Fund may invest in mortgage-backed or other asset-backed securities. An  MML VIP Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an  MML VIP Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. An  MML VIP Underlying Fund may engage in active and frequent trading and so could have a relatively high portfolio turnover rate. The Fund will bear a pro rata share of the  MML VIP Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the  MML VIP Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the MML VIP Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk There is no assurance that allocation decisions will result in the desired performance effects. The limited universe of MML VIP Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by  MML Advisers as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the MML VIP Underlying Funds, including exchange-traded funds (“ETFs”), in which it invests, including the risk that the MML VIP Underlying Funds will not perform as expected.  ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the MML VIP Underlying Fund or  ETF when the Fund invests in shares of another registered investment company or ETF. ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.

Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds or the broader market as a whole.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Index Funds Risk Certain MML VIP Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the  MML VIP Underlying Fund at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the  MML VIP Underlying Fund. While the investment adviser or  subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the MML VIP Underlying Fund’s return may not match the return of the index. The  MML VIP Underlying Fund incurs a number of operating expenses not applicable to the index, and may incur costs in buying and selling securities. In addition, the  MML VIP Underlying Fund may not be fully invested at times, generally as a result of cash flows into or out of the  MML VIP Underlying Fund or reserves of cash held by the  MML VIP Underlying Fund to meet  redemptions.

Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. The Fund’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Custom MML VIP Moderate Allocation Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Initial Class Shares

Highest Quarter:	2Q ‘20,	13.81%	Lowest Quarter:	1Q ‘20,	-16.81%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	11.83%	5.72%	7.08%
Service Class	11.57%	5.46%	6.81%
MSCI ACWI (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Custom MML VIP Moderate Allocation Index (reflects no deduction for fees or expenses)(1)	15.47%	7.01%	8.72%
(1)	The Custom MML VIP Moderate Allocation Index is a hypothetical custom index which comprises the Bloomberg U.S. Aggregate Bond Index (40%), Russell 3000® Index (45%), and MSCI ACWI ex USA (15%).
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Michael J. Abata, CFA is a portfolio manager at MML Advisers. He has managed the Fund since May 2023.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP Growth Allocation Fund (formerly known as MML Growth Allocation Fund)
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.10%	0.10%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses	0.78%	0.78%
Total Annual Fund Operating Expenses(1)	0.90%	1.15%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$92	$287	$498	$1,108
Service Class	$117	$365	$633	$1,398
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“MML VIP Underlying Funds”) using an asset allocation strategy. The Fund is advised by  MML Investment Advisers, LLC (“MML Advisers”). MML VIP Underlying Funds will include a combination of series of the  MML Series Investment Fund and MML Series Investment Fund II advised by MML Advisers, and may also include other, non-affiliated mutual funds. MML VIP Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Fund has an asset allocation strategy that emphasizes the potential for growth (relative to the other  MML VIP Allocation Funds), with approximately 70% to 80% of its assets invested in equity funds and approximately 20% to 30% invested in fixed income funds, including money market funds.
The Fund will normally invest most of its assets in  MML VIP Underlying Funds advised by  MML Advisers; the Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). MML Advisers will select MML VIP Underlying Funds from among mutual funds advised by it even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds and  MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as MML VIP Underlying Funds. These conflicts of interest may result in a portfolio of  MML VIP Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if  MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an MML VIP Underlying Fund will limit the ability of the Fund to buy or sell shares in that  MML VIP Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s expected approximate allocation, as of April 27, 2026, among various asset classes and  MML VIP Underlying Funds.  MML Advisers does not intend to trade actively among MML VIP Underlying Funds or to attempt to capture short-term market opportunities as primary activities.  MML Advisers in its absolute discretion may modify the asset allocation strategy or the selection of MML VIP Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different  MML VIP Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to  MML VIP Underlying Funds may be affected by a variety of factors (such as, for example, whether an  MML VIP Underlying Fund is accepting additional investments). Information regarding the Fund’s actual allocations to  MML VIP Underlying Funds is available in the Fund’s financial statements and at  https://www.massmutual.com/product-performance/variable-insurance-funds  from time to time. A brief description of the MML VIP Underlying Funds is included in Appendix  E of the Statement of Additional Information (“SAI”).

Equity Funds	75.00%
– U.S. Large Cap Equity Funds
MML Focused Equity Fund	8.70%
MML Income & Growth Fund	2.68%
MML VIP Invesco Main Street Equity Fund	4.46%
MML VIP JPMorgan U.S. Research Enhanced Equity Fund	6.69%
MML VIP Loomis Sayles Large Cap Growth Fund	5.80%
MML VIP T. Rowe Price Blue Chip Growth Fund	7.59%
MML VIP T. Rowe Price Equity Income Fund	8.70%

– U.S. Mid Cap Equity Funds
MML Small/Mid Cap Value Fund	1.08%
MML VIP American Century Mid Cap Value Fund	3.42%
MML VIP T. Rowe Price Mid Cap Growth Fund	4.50%
– U.S. Small Cap Equity Funds
MML VIP American Century Small Company Value Fund	1.95%
MML VIP Wellington Small Cap Growth Equity Fund	1.05%
– Global Developed Funds
MML VIP Invesco Global Fund	3.75%
– International Developed Funds
MML Foreign Fund	3.28%
MML VIP MFS® International Equity Fund	9.84%
– Emerging Markets Funds
Fidelity® VIP Emerging Markets Portfolio	1.50%
Fixed Income Funds	25.00%
– Global Bond Funds
Invesco Global Strategic Income Fund	0.88%
– High Yield Bond Funds
MML Barings High Yield Fund	0.13%
– Inflation Managed Funds
MML VIP Barings Inflation-Protected and Income Fund	1.00%
– U.S. Long-Term Bond Funds
PIMCO Long-Term U.S. Government Portfolio	0.88%
– U.S. Core/Core Plus Bond Funds
MML VIP Barings Core Bond Fund	10.44%
MML VIP Fidelity Institutional AM® Core Plus Bond Fund	9.44%
– U.S. Short-Term Bond Funds
MML VIP Barings Short-Duration Bond Fund	2.25%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in  MML VIP Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization  U.S. or non-U.S. issuers

(including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An MML VIP Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return, or to attempt to protect against adverse changes in currency exchange rates. An  MML VIP Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An  MML VIP Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an  MML VIP Underlying Fund may create investment leverage. An  MML VIP Underlying Fund may enter into repurchase agreement transactions. An  MML VIP Underlying Fund may invest in mortgage-backed or other asset-backed securities. An  MML VIP Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an  MML VIP Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. An  MML VIP Underlying Fund may engage in active and frequent trading and so could have a relatively high portfolio turnover rate. The Fund will bear a pro rata share of the  MML VIP Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the  MML VIP Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the MML VIP Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk There is no assurance that allocation decisions will result in the desired performance effects. The limited universe of MML VIP Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by  MML Advisers as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the MML VIP Underlying Funds, including exchange-traded funds (“ETFs”), in which it invests, including the risk that the MML VIP Underlying Funds will not perform as expected.  ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the MML VIP Underlying Fund or  ETF when the Fund invests in shares of another registered investment company or ETF. ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds or the broader market as a whole.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Index Funds Risk Certain MML VIP Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the  MML VIP Underlying Fund at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the  MML VIP Underlying Fund. While the investment adviser or  subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the MML VIP Underlying Fund’s return may not match the return of the index. The  MML VIP Underlying Fund incurs a number of operating expenses not applicable to the index, and may incur costs in buying and selling securities. In addition, the  MML VIP Underlying Fund may not be fully invested at times, generally as a result of cash flows into or out of the  MML VIP Underlying Fund or reserves of cash held by the  MML VIP Underlying Fund to meet  redemptions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. The Fund’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Custom MML VIP Growth Allocation Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance
Initial Class Shares

Highest Quarter:	2Q ‘20,	15.63%	Lowest Quarter:	1Q ‘20,	-18.58%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	12.99%	7.08%	8.38%
Service Class	12.60%	6.78%	8.10%
MSCI ACWI (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Custom MML VIP Growth Allocation Index (reflects no deduction for fees or expenses)(1)	17.51%	8.85%	10.31%
(1)	The Custom MML VIP Growth Allocation Index is a hypothetical custom index which comprises the Bloomberg U.S. Aggregate Bond Index (25%), Russell 3000® Index (56.25%), and MSCI ACWI ex USA (18.75%).
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Michael J. Abata, CFA is a portfolio manager at MML Advisers. He has managed the Fund since May 2023.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP Aggressive Allocation Fund (formerly known as MML Aggressive Allocation Fund)
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital, and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Initial Class	Service Class
Management Fees	0.10%	0.10%
Distribution and Service (Rule 12b-1) Fees	None	0.25%
Other Expenses	0.06%	0.06%
Acquired Fund Fees and Expenses	0.82%	0.82%
Total Annual Fund Operating Expenses(1)	0.98%	1.23%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in each share class of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Initial Class	$100	$312	$542	$1,201
Service Class	$125	$390	$676	$1,489
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 28% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds (“MML VIP Underlying Funds”) using an asset allocation strategy. The Fund is advised by  MML Investment Advisers, LLC (“MML Advisers”). MML VIP Underlying Funds will include a combination of series of the  MML Series Investment Fund and MML Series Investment Fund II advised by MML Advisers, and may also include other, non-affiliated mutual funds. MML VIP Underlying Funds may invest in various asset classes, including equity securities, fixed income securities, and money market instruments. The Fund has an aggressive asset allocation strategy (relative to the other  MML VIP Allocation Funds), with approximately 85% to 95% of its assets invested in equity funds and approximately 5% to 15% invested in fixed income funds, including money market funds.
The Fund will normally invest most of its assets in MML VIP Underlying Funds advised by  MML Advisers; the Fund will normally invest no more than 10% of its assets in mutual funds not advised by MML Advisers (referred to here as “non-affiliated” funds). MML Advisers will select MML VIP Underlying Funds from among mutual funds advised by it even though they may have higher expense ratios or less favorable historical performance than non-affiliated funds and  MML Advisers will have no obligation to select the least expensive or best performing funds available to serve as MML VIP Underlying Funds. These conflicts of interest may result in a portfolio of  MML VIP Underlying Funds that achieves a level of performance, or incurs higher fees, less favorable to the Fund than if  MML Advisers did not consider such factors or was not subject to such conflicts of interest. There may be circumstances where MML Advisers’ possession of non-public information regarding an MML VIP Underlying Fund will limit the ability of the Fund to buy or sell shares in that  MML VIP Underlying Fund when it might otherwise do so, which might adversely affect the investment performance of the Fund.
The table below shows the Fund’s expected approximate allocation, as of April 27, 2026, among various asset classes and  MML VIP Underlying Funds.  MML Advisers does not intend to trade actively among MML VIP Underlying Funds or to attempt to capture short-term market opportunities as primary activities.  MML Advisers in its absolute discretion may modify the asset allocation strategy or the selection of MML VIP Underlying Funds at any time and from time to time, and may invest the Fund’s assets in additional or different  MML VIP Underlying Funds, including Funds that may be created in the future. At any given time, the Fund’s allocations to  MML VIP Underlying Funds may be affected by a variety of factors (such as, for example, whether an  MML VIP Underlying Fund is accepting additional investments). Information regarding the Fund’s actual allocations to  MML VIP Underlying Funds is available in the Fund’s financial statements and at  https://www.massmutual.com/product-performance/variable-insurance-funds  from time to time. A brief description of the MML VIP Underlying Funds is included in Appendix  E of the Statement of Additional Information (“SAI”).

Equity Funds	90.00%
– U.S. Large Cap Equity Funds
MML Focused Equity Fund	10.44%
MML Income & Growth Fund	3.21%
MML VIP Invesco Main Street Equity Fund	5.36%
MML VIP JPMorgan U.S. Research Enhanced Equity Fund	8.03%
MML VIP Loomis Sayles Large Cap Growth Fund	6.96%
MML VIP T. Rowe Price Blue Chip Growth Fund	9.10%
MML VIP T. Rowe Price Equity Income Fund	10.44%

– U.S. Mid Cap Equity Funds
MML Small/Mid Cap Value Fund	1.30%
MML VIP American Century Mid Cap Value Fund	4.10%
MML VIP T. Rowe Price Mid Cap Growth Fund	5.40%
– U.S. Small Cap Equity Funds
MML VIP American Century Small Company Value Fund	2.34%
MML VIP Wellington Small Cap Growth Equity Fund	1.26%
– Global Developed Funds
MML VIP Invesco Global Fund	4.50%
– International Developed Funds
MML Foreign Fund	3.94%
MML VIP MFS® International Equity Fund	11.81%
– Emerging Markets Funds
Fidelity® VIP Emerging Markets Portfolio	1.80%
Fixed Income Funds	10.00%
– Global Bond Funds
Invesco Global Strategic Income Fund	0.35%
– High Yield Bond Funds
MML Barings High Yield Fund	0.05%
– Inflation Managed Funds
MML VIP Barings Inflation-Protected and Income Fund	0.40%
– U.S. Long-Term Bond Funds
PIMCO Long-Term U.S. Government Portfolio	0.65%
– U.S. Core/Core Plus Bond Funds
MML VIP Barings Core Bond Fund	4.02%
MML VIP Fidelity Institutional AM® Core Plus Bond Fund	3.64%
– U.S. Short-Term Bond Funds
MML VIP Barings Short-Duration Bond Fund	0.90%
Note: Above allocations may not sum up to 100% due to rounding.
Through its investments in  MML VIP Underlying Funds, the Fund will be exposed to a wide range of securities and other instruments with differing characteristics (such as credit quality, duration, geography, industry, and market capitalization), which may include without limitation equity securities of small-, mid-, or large-capitalization  U.S. or non-U.S. issuers (including issuers that may only recently have become public companies), fixed income securities of U.S. or non-U.S. private or governmental issuers (including “junk” or “high yield” bonds, including securities in default), inflation-protected securities, bank loans, and short-term investments of any kind. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, real estate investment trusts (“REITs”), rights, and warrants. An MML VIP Underlying Fund may engage in foreign currency exchange transactions, including forward contracts, options on currency, futures contracts, and swap contracts, to take long or short positions in foreign currencies in order to enhance its investment return, or to attempt to protect against adverse changes in currency exchange rates. An  MML VIP Underlying Fund may be permitted to use a wide variety of additional exchange-traded and over-the-counter derivatives, including options, futures contracts, swap contracts (including interest rate swaps, total return swaps, and credit default swaps), and hybrid instruments. An  MML VIP Underlying Fund may typically use these derivatives for hedging purposes, as a substitute for direct investments, to earn additional income, to gain exposure to securities or markets in which it might not be able to invest directly, or to adjust various portfolio characteristics, including the duration (interest rate volatility) of the Fund’s portfolio of debt securities. Use of derivatives by an  MML VIP Underlying Fund may create investment leverage. An  MML VIP Underlying Fund may enter into repurchase agreement transactions. An  MML VIP Underlying Fund may invest in mortgage-backed or other asset-backed securities. An  MML VIP Underlying Fund may enter into dollar roll or reverse repurchase agreement transactions. Some investments by an  MML VIP Underlying Fund may be restricted as to resale or otherwise considered to be illiquid. An  MML VIP Underlying Fund may engage in active and frequent trading and so could have a relatively high portfolio turnover rate. The Fund will bear a pro rata share of the  MML VIP Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the  MML VIP Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the
Fund, many of the risks arise due to the investment activities of the MML VIP Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk There is no assurance that allocation decisions will result in the desired performance effects. The limited universe of MML VIP Underlying Funds and the requirement that a significant percentage of Fund assets be invested in mutual funds advised by  MML Advisers as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the MML VIP Underlying Funds, including exchange-traded funds (“ETFs”), in which it invests, including the risk that the MML VIP Underlying Funds will not perform as expected.  ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the MML VIP Underlying Fund or  ETF when the Fund invests in shares of another registered investment company or ETF. ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
Bank Loans Risk Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. Senior secured bank loans are typically supported by collateral; however the value of the collateral may be insufficient to cover the amount owed to the Fund, or the Fund may be prevented or delayed from realizing on the collateral. Some loans may be unsecured; unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. If the Fund relies on a third party to administer a loan, the Fund is subject to the risk that the third party will fail to perform its obligations. In addition, if the Fund holds only a participation interest in a loan made by a third party, the Fund’s receipt of payments on the loan will depend on the third party’s willingness and ability to make those payments to the Fund. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Defaulted and Distressed Securities Risk Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is uncertain. To the extent the Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll and Reverse Repurchase Agreement Transaction Risk These transactions generally create leverage and subject the Fund to the credit risk of the counterparty.

Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund. The trading costs associated with portfolio turnover may adversely affect the Fund’s performance.
Geographic Focus Risk When the Fund focuses investments on a particular country, group of countries, or geographic region, its performance will be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds or the broader market as a whole.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Hedging Risk The Fund’s attempts at hedging and taking long and short positions in currencies may not be successful and could cause the Fund to lose money or fail to get the benefit of a gain on a hedged position. If expected changes to securities prices, interest rates, currency values, and exchange rates, or the creditworthiness of an issuer are not accurately predicted, the Fund could be in a worse position than if it had not entered into such transactions.
Index Funds Risk Certain MML VIP Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the  MML VIP Underlying Fund at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the  MML VIP Underlying Fund. While the investment adviser or  subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the MML VIP Underlying Fund’s return may not match the return of the index. The  MML VIP Underlying Fund incurs a number of operating expenses not applicable to the index, and may incur costs in buying and selling securities. In addition, the  MML VIP Underlying Fund may not be fully invested at times, generally as a result of cash flows into or out of the  MML VIP Underlying Fund or reserves of cash held by the  MML VIP Underlying Fund to meet  redemptions.
Inflation Risk The value of assets or income from the Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.
Inflation-Linked Securities Risk Such securities may change in value in response to actual or anticipated changes in inflation rates in a manner unanticipated by the Fund’s portfolio manager or investors generally. Inflation-linked securities are subject to fixed income securities risks. When inflation is low, declining, or negative, the Fund’s performance could lag the performance of more conventional bond funds. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and the Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. The Fund’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Real Estate Risk; REIT Risk Real estate-related investments may decline in value as a result of factors affecting the real estate industry, such as the supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, delays in completion of construction, changes in real estate values, changes in property taxes, levels of occupancy, losses due to natural disasters, and local and regional market conditions. Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments. As a shareholder in a REIT, the Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.
Repurchase Agreement Risk These transactions must be fully collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Initial Class shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Custom MML VIP Aggressive Allocation Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Performance
Initial Class Shares

Highest Quarter:	2Q ‘20,	17.59%	Lowest Quarter:	1Q ‘20,	-21.65%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Initial Class	14.17%	8.36%	9.53%
Service Class	13.91%	8.11%	9.26%
MSCI ACWI (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Custom MML VIP Aggressive Allocation Index (reflects no deduction for fees or expenses)(1)	19.55%	10.69%	11.85%
(1)	The Custom MML VIP Aggressive Allocation Index is a hypothetical custom index which comprises the Bloomberg U.S. Aggregate Bond Index (10%), Russell 3000® Index (67.5%), and MSCI ACWI ex USA (22.5%).
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Michael J. Abata, CFA is a portfolio manager at MML Advisers. He has managed the Fund since May 2023.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP American Funds Growth Fund (formerly known as MML American Funds Growth Fund)
INVESTMENT OBJECTIVE
The Fund seeks to provide investors with growth of capital.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Service Class I(1)
Management Fees	0.45%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.32%
Total Annual Fund Operating Expenses(2)	1.02%
(1)	Reflects the combined expenses of the Master Fund and the Fund. The Fund has a management fee of 0.15%, Rule 12b-1 Fees of 0.25%, and other expenses of 0.29%. The Master Fund has a management fee of 0.30% and other expenses of 0.03%.
(2)	Because Total Annual Fund Operating Expenses include Master Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Master Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Service Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class I	$104	$325	$563	$1,248
Portfolio Turnover
The Master Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Master Fund’s portfolio turnover rate was  27% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund pursues its investment objective through a “master feeder” relationship. The Fund invests all of its assets in Class 1 shares of the American Funds Insurance Series – Growth Fund (the “Master Fund”), a series of the American Funds Insurance Series, a registered open-end investment company, managed by Capital Research and Management Company (“Capital Research”) with substantially the same investment objective. The Master Fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The Master Fund may invest up to 25% of its assets in common stocks and other securities outside the United States. The Master Fund may hold a portion of its assets in cash or cash equivalents.
Capital Research uses a system of multiple portfolio managers in managing the Master Fund’s assets. Under this approach, the portfolio of the Master Fund is divided into segments managed by individual managers.
The Master Fund relies on the professional judgment of its investment adviser, Capital Research, to make decisions about the Master Fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
Principal Risks
The following are the Principal Risks of the Fund, which the Fund is exposed to through its investment in the Master Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the Master Fund. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the underlying funds, including exchange-traded funds (“ETFs”), in which it invests, including the risk that the underlying funds will not perform as expected. ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value.  Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying fund or ETF when the Fund invests in shares of another registered investment company or ETF. ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
Master-Feeder Structure Risk Other feeder funds may also invest in the Master Fund, including larger feeder funds with more voting power than the Fund over the operations of the Master Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Fund borne by the Fund.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the

Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class I shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Russell 1000® Growth Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Service Class I Shares

Highest Quarter:	2Q ‘20,	28.59%	Lowest Quarter:	2Q ‘22,	-23.13%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Service Class I	19.66%	12.89%	17.47%
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	17.88%	14.42%	14.82%
Russell 1000 Growth Index (reflects no deduction for fees, expenses, or taxes)	18.56%	15.32%	18.13%
MANAGEMENT
Investment Adviser to the Fund: MML Investment Advisers, LLC (“MML Advisers”)
Investment Adviser to the Master Fund:  Capital Research and Management Company
Portfolio Managers of the Master Fund:
Julian N. Abdey is Partner – Capital World Investors, and has been an equity portfolio manager for the Master Fund since 2020.
Paul Benjamin is Partner – Capital World Investors, and has been an equity portfolio manager for the Master Fund since  2018.
Mark L. Casey is Partner – Capital International Investors, and has been an equity portfolio manager for the Master Fund since 2017.
Irfan M. Furniturewala is Partner – Capital International Investors, and has been an equity portfolio manager for the Master Fund since 2021.
Anne-Marie Peterson is Partner – Capital International Investors, and has been an equity portfolio manager for the Master Fund since 2018.
Andraz Razen is Partner – Capital World Investors, and has been an equity portfolio manager for the Master Fund since 2012.
Alan J. Wilson is Partner – Capital World Investors, and has been an equity portfolio manager for the Master Fund since 2014.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP American Funds 65/35 Allocation Fund (formerly known as MML American Funds Core Allocation Fund)
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Service Class I
Management Fees	0.20%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses	0.28%
Acquired Fund Fees and Expenses	0.29%
Total Annual Fund Operating Expenses(1)	1.02%
(1)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Service Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Class I	$104	$325	$563	$1,248
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 49% of the average value of its portfolio.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series (the “American Underlying Funds”), managed by Capital Research and Management Company (“Capital Research”), using a flexible asset allocation approach. The Fund’s investment adviser, MML Investment Advisers, LLC (the “Adviser”), invests the Fund’s assets in a combination of U.S. domestic and international American Underlying Funds. As of the date of this Prospectus, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series - Washington Mutual Investors Fund, the American Funds Insurance Series - Growth-Income Fund, the American Funds Insurance Series - Growth Fund, the American Funds Insurance Series - Global Growth Fund, and the American Funds Insurance Series - The Bond Fund of America. The Adviser allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions.
Through its investments in American Underlying Funds, the Fund may be exposed to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization),  U.S. and foreign fixed income securities of private or governmental issuers (including fixed income securities of any credit quality (including “junk” or “high yield” bonds) and having any maturity or duration), and derivatives (including futures contracts and swaps). Issuers located outside the United States may include issuers in emerging and developing countries. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An American Underlying Fund may invest in mortgage-backed or other asset-backed securities and may invest in dollar rolls and to-be-announced (“TBA”) contracts. The American Underlying Funds may hold a portion of their assets in cash or cash equivalents.
The Fund’s Adviser will rely on proprietary asset allocation models to adjust the amount of the Fund’s investments in the American Underlying Funds.
Exposure to different asset classes and strategies and American Underlying Funds will vary over time, in response to changes in the Adviser’s assessment of changing market, economic, and political factors and events that the Adviser believes may impact the value of the Fund’s investments. The Adviser in its absolute discretion may modify the selection of American Underlying Funds from time to time, and may invest in other American Underlying Funds, including any American Underlying Funds that may be created in the future. The amount of the Fund’s investment in certain investment companies or investment pools is limited by law or by tax considerations.
The table below shows the Fund’s expected approximate allocation to each of the identified asset classes and each American Underlying Fund as of April 27, 2026. It is possible that the allocations may be different from those shown in the table. Allocations and anticipated investment ranges will change over time. Information regarding the Fund’s actual allocations to American Underlying Funds is available in the Fund’s financial statements and at  https://www.massmutual.com/product-performance/variable-insurance-funds  from time to time. A brief description of the American Underlying Funds is included in Appendix F of the Statement of Additional Information (“SAI”).

Asset Class and American Underlying Funds	Allocation
Equity	65.00%
Large Cap Equity
American Funds Insurance Series - Washington Mutual Investors Fund	7.50%
American Funds Insurance Series - Growth-Income Fund	20.00%
American Funds Insurance Series - Growth Fund	17.50%
International/Global
American Funds Insurance Series - Global Growth Fund	20.00%

Fixed Income	35.00%
American Funds Insurance Series - The Bond Fund of America	35.00%
Note: Above allocations may not sum up to 100% due to rounding.
The Fund will bear a pro rata share of the American Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the American Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the American Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk There is no assurance that allocation decisions will result in the desired performance effects. The limited universe of American Underlying Funds and the requirement that all of the Fund’s assets be invested in mutual funds advised by Capital Research as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the American Underlying Funds, including exchange-traded funds (“ETFs”), in which it invests, including the risk that the American Underlying Funds will not perform as expected. ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the American Underlying Fund or ETF when the Fund invests in shares of another registered investment company or ETF. ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll Transaction Risk Dollar roll transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.

Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. The Fund’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the

Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Service Class I shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance and an additional index that MML Advisers believes more closely reflects the market segments in which the Fund invests (Custom MML VIP 65/35 Allocation Index). Performance shown does not reflect the fees and expenses deducted under the variable life insurance or variable annuity contract through which you invest in the Fund. If these amounts were reflected, returns would be less than those shown. Past performance is not necessarily an indication of how the Fund will perform in the future.
Annual Performance
Service Class I Shares

Highest Quarter:	2Q ‘20,	14.03%	Lowest Quarter:	1Q ‘20,	-14.25%
Average Annual Total Returns
(for the periods ended December 31, 2025)

	One Year	Five Years	Ten Years
Service Class I	14.54%	7.37%	8.39%
MSCI ACWI (reflects no deduction for fees or expenses)	22.34%	11.19%	11.72%
Custom MML VIP 65/35 Allocation Index (reflects no deduction for fees or expenses)(1)	15.64%	8.61%	9.87%
(1)	The Custom MML VIP 65/35 Allocation Index is a hypothetical custom index which comprises the S&P 500 Index (55%), Bloomberg U.S. Aggregate Bond Index (35%), and MSCI ACWI ex USA (10%).
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)

Portfolio Manager(s):
Michael J. Abata, CFA is a portfolio manager at MML Advisers. He has managed the Fund since May 2023.
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.
PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

MML VIP American Funds 80/20 Allocation Fund
INVESTMENT OBJECTIVE
The Fund seeks to achieve as high a total return over time as is considered consistent with prudent investment risk, preservation of capital and recognition of the Fund’s stated asset allocation.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. The expenses in the table do not reflect deductions at the separate account level or contract level for any charges that may be incurred under a variable life insurance or variable annuity contract. If these charges were reflected, the fees and expenses in the table would be higher.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Service Class I
Management Fees	0.20%
Distribution and Service (Rule 12b-1) Fees	0.25%
Other Expenses(1)	0.45%
Acquired Fund Fees and Expenses	0.31%
Total Annual Fund Operating Expenses(2)	1.21%
Expense Reimbursement	(0.08%)
Total Annual Fund Operating Expenses after Expense Reimbursement(3)	1.13%
(1)	Other expenses are based on estimated amounts for the current fiscal year of the Fund.
(2)	Because Total Annual Fund Operating Expenses include Acquired Fund Fees and Expenses, they may not correspond to the ratios of expenses to average daily net assets shown in the “Financial Highlights” tables in the Prospectus, which reflect the operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.
(3)	MML Advisers has agreed to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through April 30, 2027, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.82% for Service Class I shares. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MML Advisers.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Service Class I shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. If separate account or variable life insurance or variable annuity contract expenses were included, overall expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years
Service Class I	$115	$376
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.
INVESTMENTS, RISKS, AND PERFORMANCE
Principal Investment Strategies
The Fund is a “fund of funds” that seeks to achieve its investment objective by principally investing in a combination of series of the American Funds Insurance Series (the “American Underlying Funds”), managed by Capital Research and Management Company (“Capital Research”), using a flexible asset allocation approach. The Fund’s investment adviser, MML Investment Advisers, LLC (the “Adviser”), invests the Fund’s assets in a combination of U.S. domestic and international American Underlying Funds. As of the date of this Prospectus, it is expected that the American Underlying Funds will include Class 1 shares of the American Funds Insurance Series - Washington Mutual Investors Fund, the American Funds Insurance Series - Growth-Income Fund, the American Funds Insurance Series - Growth Fund, the American Funds Insurance Series - Global Growth Fund, and the American Funds Insurance Series - The Bond Fund of America. The Adviser

allocates the Fund’s assets among a variety of different asset classes through investing in American Underlying Funds in response to changing market, economic, and investment conditions.
Through its investments in American Underlying Funds, the Fund may be exposed to U.S. and foreign equity securities (including both growth and value style equities and equities of any market capitalization), U.S. and foreign fixed income securities of private or governmental issuers (including fixed income securities of any credit quality (including “junk” or “high yield” bonds) and having any maturity or duration), and derivatives (including futures contracts and swaps). Issuers located outside the United States may include issuers in emerging and developing countries. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. An American Underlying Fund may invest in mortgage-backed or other asset-backed securities and may invest in dollar rolls and to-be-announced (“TBA”) contracts. The American Underlying Funds may hold a portion of their assets in cash or cash equivalents.
The Fund’s Adviser will rely on proprietary asset allocation models to adjust the amount of the Fund’s investments in the American Underlying Funds.
Exposure to different asset classes and strategies and American Underlying Funds will vary over time, in response to changes in the Adviser’s assessment of changing market, economic, and political factors and events that the Adviser believes may impact the value of the Fund’s investments. The Adviser in its absolute discretion may modify the selection of American Underlying Funds from time to time, and may invest in other American Underlying Funds, including any American Underlying Funds that may be created in the future. The amount of the Fund’s investment in certain investment companies or investment pools is limited by law or by tax considerations.
The table below shows the Fund’s expected approximate allocation to each of the identified asset classes and each American Underlying Fund as of April 27, 2026. It is possible that the allocations may be different from those shown in the table. Allocations and anticipated investment ranges will change over time. Information regarding the Fund’s actual allocations to American Underlying Funds is available in the Fund’s financial statements and at  https://www.massmutual.com/product
-performance/variable-insurance-funds  from time to time. A brief description of the American Underlying Funds is included in Appendix F of the Statement of Additional Information (“SAI”).

Asset Class and American Underlying Funds	Allocation
Equity	80.00%
Large Cap Equity
American Funds Insurance Series - Washington Mutual Investors Fund	10.00%
American Funds Insurance Series - Growth-Income Fund	25.00%
American Funds Insurance Series - Growth Fund	20.00%
International/Global
American Funds Insurance Series - Global Growth Fund	25.00%
Fixed Income	20.00%
American Funds Insurance Series - The Bond Fund of America	20.00%
Note: Above allocations may not sum up to 100% due to rounding.
The Fund will bear a pro rata share of the American Underlying Funds’ expenses. The Fund also bears all of the risks associated with the investment strategies used by the American Underlying Funds.
Principal Risks
The following are the Principal Risks of the Fund. The value of your investment in the Fund could go down as well as up. You can lose money by investing in the Fund. Although the descriptions below refer to the risks relating to investment activities of the Fund, many of the risks arise due to the investment activities of the American Underlying Funds. Certain risks relating to instruments and strategies used in the management of the Fund are placed first. The significance of any specific risk to an investment in the Fund will vary over time, depending on the composition of the Fund’s portfolio, market conditions, and other factors. You should read all of the risk information presented below carefully, because any one or more of these risks may result in losses to the Fund.
Allocation Risk There is no assurance that allocation decisions will result in the desired performance effects. The limited universe of American Underlying Funds and the requirement that all of the Fund’s assets be invested in mutual funds advised by Capital Research as noted in “Principal Investment Strategies” may adversely affect Fund performance.
Risk of Investment in Other Funds or Pools The Fund is indirectly exposed to all of the risks of the American Underlying Funds, including exchange-traded funds (“ETFs”), in which it invests, including the risk that the American Underlying Funds will not perform as expected. ETFs are subject to additional risks, including secondary market trading risks and the risk that an ETF’s shares may trade above or below net asset value. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the American Underlying Fund or ETF when the Fund invests in shares of another registered investment company or ETF. ETFs may trade at a price above (premium) or below (discount) their net asset value, especially during periods of significant market volatility or stress, causing investors to pay significantly more or less than the value of the ETF’s underlying portfolio.
Below Investment Grade Debt Securities Risk Below investment grade debt securities, commonly known as “junk” or “high yield” bonds, have speculative characteristics and involve greater volatility of price and yield, greater risk of loss of principal and interest, and generally reflect a greater possibility of an adverse change in financial condition that could affect an issuer’s ability to honor its obligations.
Cash Position Risk If the Fund holds a significant portion of its assets in cash or cash equivalents, its investment returns may be adversely affected and the Fund may not achieve its investment objective.
Convertible Securities Risk Convertible securities are subject to the risks of both debt instruments and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. In general, the values of convertible securities tend to decline as interest rates rise and to rise when interest rates fall. A convertible security generally has less potential for gain or loss than the underlying equity security.
Credit Risk Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by the Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. The Fund may also be exposed to the credit risk of its counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.
Derivatives Risk Derivatives can be highly volatile and involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. If the value of a derivative does not correlate well with the particular market or asset class the derivative is designed to provide exposure to, the derivative may not have the effect or benefit anticipated. Derivatives can also reduce the opportunity for gains or result in losses by offsetting positive returns in other investments. Many derivatives are traded in the over-the-counter market and not on exchanges.
Dollar Roll Transaction Risk Dollar roll transactions generally create leverage and subject the Fund to the credit risk of the counterparty.
Equity Securities Risk Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
Fixed Income Securities Risk The values of fixed income securities typically will decline during periods of rising interest rates, and can also decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral assets, or changes in market, economic, industry, political, regulatory, public health, and other conditions affecting a particular type of security or issuer or fixed income securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, and potentially at unfavorable prices. Certain securities may be difficult to value during such periods. Fixed income securities are subject to interest rate risk (the risk that the value of a fixed income security will fall when interest rates rise), extension risk (the risk that the average life of a security will be extended through a slowing of principal payments), prepayment risk (the risk that a security will be prepaid and the Fund will be required to reinvest at a less favorable rate), duration risk (the risk that longer-term securities may be more sensitive to interest rate changes), inflation risk (the risk that as inflation increases, the present value of the Fund’s fixed income investment typically will decline), and credit risk. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.
Foreign Investment Risk; Emerging Markets Risk; Currency Risk Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments, U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Fund. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, the Fund could lose its entire investment in a particular foreign issuer or country. There may be quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or  subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of the Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies. Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the U.S. The securities of some non-U.S. companies, especially those in emerging markets, are less liquid and at times more volatile than securities of comparable U.S. companies. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, less stringent investor protection and disclosure standards, less reliable settlement practices, greater price volatility, higher relative rates of inflation, greater political, economic, and social instability, greater custody and operational risks, greater risk of new or inconsistent government treatment of or restrictions on issuers and instruments, and greater volatility in currency exchange rates, and are more susceptible to environmental problems. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and illiquidity. Non-U.S. transaction costs, such as brokerage commissions and custody costs, may be higher than in the United States. In addition, foreign markets can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market. The Fund may invest in foreign securities known as depositary receipts. Investments in depositary receipts are subject to the same risks as direct investment in foreign securities, which include market, political, currency, and regulatory risks.
Growth Company Risk The prices of growth securities are often highly sensitive to market fluctuations because of their heavy dependence on future earnings or cash flow expectations, and can be more volatile than the market in general.
Large Company Risk Large-capitalization stocks as a group could fall out of favor with the market, causing the Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges and may grow more slowly than smaller companies.
Liquidity Risk Certain securities may be difficult (or impossible) to sell or certain positions may be difficult to close out at a desirable time and price, and the Fund may be required to hold an illiquid investment that is declining in value, or it may be required to sell certain illiquid investments at a price or time that is not advantageous in order to meet redemptions or other cash needs. Some securities may be subject to restrictions on resale. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Fund may not receive the proceeds from the sale of certain investments for an extended period.
Management and Operational Risk The Fund relies on the manager’s investment analysis and its selection of investments to achieve its investment objective, and the Fund is subject to the risk that the manager’s assessment of an investment is wrong. There can be no assurance that the Fund will achieve the intended results and the Fund may incur significant losses. The Fund also runs the risk that deficiencies in the investment adviser’s, subadviser’s, or another service provider’s internal systems or controls will cause losses for the Fund or impair Fund operations.
Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock and bond markets can decline significantly in response to issuer, market, economic, industry, political, regulatory, geopolitical, public health, and other conditions, as well as investor perceptions of these conditions. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems, and reduced demand for goods or services.
Mortgage- and Asset-Backed Securities Risk Investments in mortgage- and asset-backed securities subject the Fund to credit risk, interest rate risk, extension risk, and prepayment risk, among other risks. Mortgage-backed and asset-backed securities not issued by a government agency generally involve greater credit risk than securities issued by government agencies. Payment of principal and interest generally depends on the cash flows generated by the underlying assets and the terms of the security. The types of mortgages (for example, residential or commercial mortgages) underlying securities held by the Fund may differ and be affected differently by market factors. The Fund’s investments in mortgage-backed securities may make the Fund’s net asset value more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Investments that receive only the interest portion or the principal portion of payments on the underlying assets may be highly volatile. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.

Preferred Stock Risk Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
Sector Risk The Fund may allocate more of its assets to particular industries or to particular economic, market, or industry sectors than to others. This could increase the volatility of the Fund’s portfolio, and the Fund’s performance may be more susceptible to developments affecting issuers in those industries or sectors than if the Fund invested more broadly.
Small and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of small and medium-sized companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Their shares can be less liquid than those of larger companies, especially during market declines. Small and medium-sized companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.
Sovereign Debt Obligations Risk Investments in debt securities issued by governments or by government agencies and instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. Many sovereign debt obligations may be rated below investment grade (“junk” or “high yield” bonds). Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt.
U.S. Government Securities Risk Obligations of certain U.S. Government agencies and instrumentalities are not backed by the full faith and credit of the U.S. Government, and there can be no assurance that the U.S. Government would provide financial support to such agencies and instrumentalities.
Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.
Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock the investment adviser or subadviser judges to be undervalued may actually be appropriately priced.
When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk These transactions may create leverage and involve a risk of loss if the value of the securities declines prior to settlement.
Performance Information
The Fund had not begun operations prior to the date of this Prospectus, and therefore has no performance history. Because the Fund is new, there is no table which shows how the Fund’s returns have deviated from the broad market. Performance history for the Fund, along with the performance of the MSCI ACWI as a primary index and the Custom MML VIP 80/20 Allocation Index as a secondary index, will be available after the Fund has been in operation for one calendar year.
MANAGEMENT
Investment Adviser: MML Investment Advisers, LLC (“MML Advisers”)
Portfolio Manager(s):
Michael J. Abata, CFA is a portfolio manager at MML Advisers. He has managed the Fund since its inception (April 2026).
PURCHASE AND SALE OF FUND SHARES
Shares of the Fund are generally available to separate investment accounts of variable life insurance and variable annuity contracts offered by companies such as MassMutual. An investor should consult the company issuing the investor’s variable life insurance or variable annuity contract to determine how to make redemptions.
TAX INFORMATION
Dividends and capital gain distributions are paid to the insurance company separate accounts. Variable life insurance and variable annuity contract owners should refer to the variable life insurance or variable annuity product prospectus or consult with their own tax adviser for information regarding the tax consequences of their investment.

PAYMENTS TO INSURANCE COMPANIES AND THEIR AFFILIATES
The Fund is not sold directly to the general public but instead is offered as an underlying investment option for variable insurance contracts. The Fund and its related companies may make payments to the sponsoring insurance company (or its affiliates) or other intermediary for distribution and/or other services. These payments may be a factor that the insurance company considers in including the Fund as an underlying investment option in the variable insurance contract or may create a conflict of interest by influencing the insurance company or other intermediary to recommend the variable insurance contract over another investment. The prospectus (or other offering document) for your variable insurance contract may contain additional information about these payments.

Additional Information Regarding Investment Objectives and Principal Investment Strategies
Except as otherwise stated, references hereinafter to “the Funds” or “a Fund” may relate to the Fund, one or more MML VIP Underlying Funds and American Underlying Funds (collectively, the “Underlying Funds”), or the Master Fund.
Changes to Investment Objectives and Strategies.
Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) of the MML Series Investment Fund  (the “Trust”) without shareholder approval.
Note Regarding Percentage Limitations.
All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment, except as may be otherwise specified in the SAI. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) However, if, through a change in values, net assets, or other circumstances, a Fund were in a position where more than 15% of its net assets was invested in illiquid securities, the Fund would take appropriate orderly steps, as deemed necessary, to protect liquidity.
Credit Ratings.
Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.
Duration.
Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. For example, if interest rates rise by 1%, the value of a debt security with a duration of two years would be expected to decline 2% and the value of a debt security with a duration of four years would be expected to decline 4%. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates. Determining duration may involve estimates of future economic parameters, which may vary from actual future values.
Leverage.
Leverage generally has the effect of increasing the amount of loss or gain a Fund might realize, and may increase volatility in the value of a Fund’s investments. Adverse changes in the value or level of the underlying asset, rate, or index may result in a loss substantially greater than the amount invested in the derivative itself.
Temporary Defensive Positions.
At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover.
Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs. Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.
Non-Principal Investments; Use of Derivatives; Repurchase Agreements.
A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the SAI or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain securities described in this Prospectus and in the  SAI, even though it has the ability to do so. Certain Funds may engage in transactions involving derivatives as part of their principal investment strategies; the disclosures of the principal investment strategies of those Funds include specific references to those derivatives transactions. Any of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and Funds that may use certain derivatives as part of their principal investment strategies may use other derivatives (not as part of their principal investment strategies), as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics, including duration (interest rate volatility), to gain exposure to securities or markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more indexes, securities, or foreign currencies. If a Fund takes a short position with respect to a particular index, security, or currency, it will lose money if the index, security, or currency appreciates in value, or an expected credit or other event that might affect the value of the index, security, or currency fails to occur. Losses could be significant. Derivatives transactions may include, but are not limited to, foreign currency exchange transactions, options, futures contracts, interest rate swaps, interest rate futures contracts, forward contracts, total return swaps, credit default swaps, and hybrid instruments. A Fund may use derivatives to create investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.
A Fund may enter into repurchase agreements, and an Underlying Fund may make loans of portfolio securities to broker-dealers and other financial intermediaries of up to 33 1/3% of its total assets. These transactions must be fully  collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. A repurchase agreement is a transaction in which a Fund purchases a security from a seller, subject to the obligation of the seller to repurchase that security from the Fund at a higher price. A Fund may enter into repurchase agreements as a non-principal investment strategy.
Foreign Securities.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds and other series of the Trust and series of MML Series Investment Fund II intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds and other series the greatest flexibility in seeking to achieve the investment objective(s) of the relevant series. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s or other series assets in foreign securities, etc., the Fund or other series will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:
(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or
(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.
In addition, the Funds and other series intend to treat derivative securities (e.g., call options) for this purpose by reference to the underlying security. Conversely, if the investment objective and/or strategy of a series limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a series intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
Disclosure of Portfolio Holdings
A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.
Additional Information Regarding Principal Risks
A Fund, by itself, generally is not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
The value of your investment in a Fund changes with the values of the investments in the Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” The Principal Risks of each Fund are identified in the foregoing Fund Summaries and are described in this section. Certain Funds may be more susceptible to some risks than others. Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. The value of your investment in a Fund could go down as well as up. You can lose money by investing in the Funds.
The  SAI contains further information about the Funds, their investments and their related risks.
• Allocation Risk
There is no assurance that allocation decisions will result in the desired performance effects. The limited universe of Underlying Funds and the requirement that a significant percentage of a Fund’s assets be invested in mutual funds advised by MML Advisers or Capital Research, as applicable, as noted in each fund of funds’ “Principal Investment Strategies” may adversely affect Fund performance.
• Bank Loans Risk
Many of the risks associated with bank loans are similar to the risks of investing in below investment grade debt securities, although bank loans are typically (though not always) senior and secured, while below investment grade debt securities or investments are often subordinated and unsecured. Senior loans are subject to the risk that a court could subordinate a senior loan, which typically holds the most senior position in the issuer’s capital structure, to presently existing or future indebtedness or take other action detrimental to the holders of senior loans. Changes in the financial condition of the borrower or economic conditions or other circumstances may reduce the capacity of the borrower to make principal and interest payments on such instruments and may lead to defaults. The value of any collateral securing a bank loan may decline after a Fund invests, and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund. In addition, collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law, or may be difficult to sell. In the event that a borrower defaults, a Fund’s access to the collateral may be limited by bankruptcy and other insolvency laws. There is also the risk that the collateral may be difficult to liquidate, or that a majority of the collateral may be illiquid. In addition, some loans may be unsecured. Unsecured loans generally present a greater risk of loss to the Fund if the issuer defaults. In some cases, the Fund may rely on a third party to administer its interest in a loan, and so is subject to the risk that the third party will be unwilling or unable to perform its obligations. The Fund may invest in a loan by purchasing an indirect interest in the loan held by a third party. In that case, the Fund will be subject to both the credit risk of the borrower and of the third party, and the Fund may be unable to realize some or all of the value of its interest in the loan in the event of the insolvency of the third party. The settlement time for certain loans is longer than the settlement time for many other types of investments, and the Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment. Interests in some bank loans may not be readily marketable and may be subject to restrictions on resale. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. Consequently, some indebtedness may be difficult or impossible to dispose of readily at what the Fund believes to be a fair price. Some bank loans may be illiquid, and bank loans generally tend to be less liquid than many other debt securities. The lack of a liquid secondary market may make it more difficult for the Fund to assign a value to such instruments for purposes of valuing the Fund’s portfolio and calculating its net asset value (“NAV”). Some loans may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.
• Below Investment Grade Debt Securities Risk
Below investment grade debt securities, which are also known as “junk” or “high yield” bonds, and comparable unrated securities in which a Fund may invest, have speculative characteristics, and changes in economic conditions, the financial condition of the issuer, and/or an unanticipated rise in interest rates or other circumstances are more likely to lead to a weakened capacity to make principal and interest payment than in the case of higher grade securities. Below investment grade debt securities involve greater volatility of price and yield and greater risk of loss of principal and interest than do higher quality securities. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. The prices for these instruments may be affected by legislative and regulatory developments. Some below investment grade debt securities are issued in connection with management buy-outs and other highly leveraged transactions, and may entail substantial risk of delays in payments of principal or interest or of defaults. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values the Fund has placed on such securities. In the absence of a liquid trading market for securities held by it, a Fund at times may be unable to establish the fair value of such securities. To the extent a Fund invests in securities in the lower rating categories, the achievement of the Fund’s goals is more dependent on the Fund investment adviser’s or  subadviser’s investment analysis than would be the case if the Fund were investing in securities in the higher rating categories. Securities that are rated CCC or below by Standard & Poor’s or Caa or below by Moody’s Investors Service, Inc. are generally regarded by the rating agencies as having extremely poor prospects of ever attaining any real investment standing.
• Cash Position Risk
A Fund may hold a significant portion of its assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or  subadviser, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Fund’s net assets. To the extent a Fund holds a significant portion of its assets in cash or cash equivalents, its investments returns may be adversely affected and the Fund may not achieve its investment objective.
• Cayman Subsidiary Risk
An Underlying Fund may have a wholly-owned subsidiary formed in the Cayman Islands in which it invests (a “Cayman Subsidiary”). Such an Underlying Fund will be indirectly exposed to the risks associated with the Cayman Subsidiary’s investments. A Cayman Subsidiary is not registered under the Investment Company Act of 1940, as amended (“1940 Act”), and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in an increase in expenses and could adversely affect the Underlying Fund. For example, the Cayman Islands does not currently impose any income, corporate, or capital gains tax, estate duty, inheritance tax, gift tax, or withholding tax on a Cayman Subsidiary. If Cayman Islands law changes such that a Cayman Subsidiary must pay Cayman Islands taxes, the Underlying Fund’s shareholders would likely experience decreased investment returns. In addition, changes in law, or interpretations of existing law, including tax law and the regulation of entities that invest in commodity interests, may limit the ability of the Underlying Fund to invest in the Cayman Subsidiary and may limit the ability of the Cayman Subsidiary to invest as actively or as broadly as it might otherwise, and/or increase expenses.
• Convertible Securities Risk
Convertible securities are bonds, debentures, notes or other debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock (or cash or other securities of equivalent value), and so are subject to the risks of investments in both debt securities and equity securities. The price of a convertible security may change in response to changes in price of the underlying equity security, the credit quality of the issuer, and interest rates. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities may be interest-rate sensitive and tend to decline as interest rates rise and to rise when interest rates fall. A Fund may invest at times in securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.
• Credit Risk
Credit risk is the risk that an issuer, guarantor, or liquidity provider of a fixed income security held by a Fund may be unable or unwilling, or may be perceived (whether by market participants, ratings agencies, pricing services or otherwise) as unable or unwilling, to make timely principal and/or interest payments, or to otherwise honor its obligations. It includes the risk that the security will be downgraded by a credit rating agency; generally, lower credit quality issuers present higher credit risks. An actual or perceived decline in  creditworthiness of an issuer of a fixed income security held by the Fund may result in a decrease in the value of the security. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of the issuer or that the issuer will default on its obligations or that the obligations of the issuer will be limited or restructured. The credit rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition and does not reflect an assessment of an investment’s volatility or liquidity. Securities rated in the lowest category of investment grade are considered to have speculative characteristics. In addition, below investment grade debt securities (i.e., “junk” or “high yield” bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturn than investment grade securities. If a security held by the Fund loses its rating or its rating is downgraded, the Fund may nonetheless continue to hold the security in the discretion of the investment adviser or subadviser. In the case of asset-backed or mortgage-related securities, changes in the actual or perceived ability of the obligors on the underlying assets or mortgages may affect the values of those securities.
The Fund may also be exposed to the credit risk of its  counterparty to repurchase agreements, reverse repurchase agreements, swap transactions, and other derivatives transactions, and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. The value of such transactions to the Fund will depend on the willingness and ability of the counterparty to perform its obligations, including among other things the obligation to return collateral or margin to the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract due to financial difficulties, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Among other things, such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty.

• Currency Risk
Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, currency exchange control regulations, intervention (or failure to intervene) by the  U.S. or foreign governments in currency markets, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the values of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns. Derivatives transactions providing exposure to foreign currencies may create investment leverage. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.
Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the  U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to sell portfolio investments to make such distributions. Similarly, if a Fund incurs an expense in a foreign currency and the exchange rate changes adversely to the Fund before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense. Investments in foreign currencies themselves (directly or through derivatives transactions) may be highly volatile and may create investment leverage.
• Cyber Security and Technology Risk
The Funds and their service providers (including the Funds’ investment adviser,  subadvisers, custodian, and transfer agent) are subject to operational and information security risks, including those resulting from cyber-attacks and other technological issues. Technological issues or failures, or interference or attacks by “hackers” or others, may have the effect of disabling or hindering the Funds’ operations or the operations of a service provider to the Funds. There are inherent limitations in business continuity plans and technology systems designed to prevent cyber-attacks and avoid operational incidents, including the possibility that certain risks have not been identified. The Funds’ investment adviser does not control the cyber security plans and systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption, and telephone call-backs, may have an adverse impact on an investment in a Fund. Similar risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. Cyber security incidents and cyber-attacks (including denial of service attacks, ransomware attacks, and social engineering attempts (such as business email compromise attacks)) have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future (including as a consequence of the increased frequency of virtual working arrangements). Furthermore, there may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may have increased the scale and sophistication of deliberate cyber-attacks, particularly those from nation-states or from entities with nation-state backing.

•
Artificial Intelligence Risk. The Funds’ investment adviser and subadvisers, the Funds and the issuers in which they invest, service providers, and other market participants may utilize artificial intelligence technologies in business operations. It is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate, or biased leading to adverse effects for a Fund, including, potentially, operational errors and investment losses. Moreover, recent technological developments in, and the increasingly widespread use of, artificial intelligence technologies may pose risks to the Funds’ investment adviser, subadvisers, and the Funds. For instance, the economy may be significantly impacted by the advanced development and increased regulation of artificial intelligence technologies. As artificial intelligence technologies are used more widely, the profitability and growth of a Fund’s holdings may be impacted, which could significantly impact the overall performance of a Fund. The legal and regulatory frameworks within which artificial intelligence technologies operate continue to rapidly evolve, and it is not possible to predict the full extent of current or future risks related thereto.

• Defaulted and Distressed Securities Risk
Defaulted securities risk refers to the uncertainty of repayment of defaulted securities and obligations of distressed issuers. Because the issuer of such securities is in default and is likely to be in distressed financial condition, repayment of defaulted securities and obligations of distressed issuers (including insolvent issuers or issuers in payment or covenant default, in workout or restructuring, or in bankruptcy or insolvency proceedings) is subject to significant uncertainties. The market will likely be less liquid for distressed or defaulted securities than for other types of securities. Reduced liquidity can affect the valuations of distressed or defaulted securities, make their valuation and sale more difficult, and result in greater volatility. Insolvency laws and practices in foreign countries are different than those in the  U.S. and the effect of these laws and practices cannot be predicted with certainty. Investments in defaulted securities and obligations of distressed issuers are considered speculative. To the extent a Fund is invested in distressed securities, its ability to achieve current income for its shareholders may be diminished.
• Derivatives Risk
Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate, or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes, or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives can be highly volatile and are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. Since the values of derivatives are calculated and derived from the values of other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with changes in the value of its underlying asset, rate, or index, and the risk that a derivative transaction may not have the effect or benefit the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act, have resulted in, and may in the future result in, significant regulation of derivative instruments and the Funds’ use of such instruments. Such regulations can, among other things, restrict a Fund’s ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish additional margin requirements and/or increase the costs of derivatives transactions, and a Fund may as a result be unable to execute its investment strategies in a manner its investment adviser or subadviser might otherwise choose. Counterparty risk with respect to derivatives has been and may continue to be affected by rules and regulations concerning the derivatives market. Some derivatives transactions are centrally cleared, and a party to a cleared derivatives transaction is subject to the credit risk of the clearing house and the clearing member through which it holds the position. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearing houses and clearing members, and it is not clear how an insolvency proceeding of a clearing house or clearing member would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearing house or clearing member would have on the financial system more generally.

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Futures Contract Risk. A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a futures contract could have a substantial impact on a Fund, favorable or unfavorable. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid market. Futures are subject to the creditworthiness of the futures commission merchants or brokers and clearing organizations involved in the transactions. In the event of the insolvency of its futures commission merchant or broker, a Fund may be delayed or prevented from recovering some or all of the margin it has deposited with the merchant or broker, or any increase in the value of its futures positions held through that merchant or broker.

• Dollar Roll and Reverse Repurchase Agreement Transaction Risk
In a dollar roll transaction, a Fund sells mortgage-backed securities for delivery to the buyer in the current month and simultaneously contracts to purchase similar securities on a specified future date from the same party. In a reverse repurchase agreement transaction, a Fund sells securities to a bank or securities dealer and agrees to repurchase them at an agreed time and price; a reverse repurchase agreement is similar to a secured borrowing by a Fund. Both types of transactions generally create leverage. It may be difficult or impossible for a Fund to exercise its rights under a dollar roll transaction or reverse repurchase agreement in the event of the insolvency or bankruptcy of the  counterparty, and the Fund may not be able to purchase the securities or other assets subject to the transaction and may be required to return any collateral it holds.
• Emerging Markets Risk
Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalizations of securities markets; significant price volatility;  illiquidity; limits on foreign investment; and possible limits on repatriation of investment income and capital. Future economic or political events or crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in those currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.
Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; greater custody and operational risks; unavailability of currency hedging techniques; less stringent investor protection and disclosure standards; less reliable settlement practices; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability or unreliability of material information about issuers or instruments; less developed legal, regulatory, and accounting systems; and greater environmental risk. Many emerging market countries are highly reliant on international trade and exports, including the export of commodities. Their economies may be significantly impacted by fluctuations in commodity prices and the global demand for certain commodities. In addition, pandemics and outbreaks of contagious diseases may exacerbate pre-existing problems in emerging market countries with less established health care systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement of securities transactions in emerging markets may be subject to risk of loss and may be delayed more often than transactions settled in the United States, in part because a Fund will need to use brokers and  counterparties that are less well capitalized, and custody and registration of assets in some countries may be unreliable compared to more developed countries. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending settlement, or be delayed in disposing of a portfolio security. It may be more difficult to obtain and/or enforce a judgment in a court outside the U.S., and a judgment against a foreign government may be unenforceable.
Frontier markets, a subset of emerging markets, generally have smaller economies and less mature capital markets than emerging markets. As a result, the risks of investing in emerging market countries are magnified in frontier market countries. Frontier markets are more susceptible to having abrupt changes in currency values, less mature markets and settlement practices, and lower trading volumes that could lead to greater price volatility and  illiquidity.
• Equity Securities Risk
Although stocks may have the potential to outperform other asset classes over the long term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, or investor confidence, or announcements of economic, political, or financial information.
• Fixed Income Securities Risk
The values of debt securities change in response to interest rate changes. In general, as interest rates rise, the value of a debt security is likely to fall. This risk is generally greater for obligations with longer  maturities or for debt securities that do not pay current interest (such as zero-coupon securities). Debt securities with variable and floating interest rates can be less sensitive to interest rate changes, although, to the extent a Fund’s income is based on short-term interest rates that fluctuate over short periods of time, income received by the Fund may decrease as a result of a decline in interest rates. The value of a debt security also depends on the issuer’s actual or perceived credit quality or ability to pay principal and interest when due. The value of a debt security is likely to fall if an issuer or the guarantor of a security is unable or unwilling (or is perceived to be unable or unwilling) to make timely principal and/or interest payments or otherwise to honor its obligations or if the debt security’s rating is downgraded by a credit rating agency. The value of a debt security can also decline in response to changes in market, economic, industry, political, regulatory, public health, and other conditions that affect a particular type of debt security or issuer or debt securities generally. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities.

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Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security’s duration, and reduce the value of the security.

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Prepayment Risk. Prepayment risk is the risk that principal of a debt obligation will be repaid at a faster rate than anticipated. In such a case, a Fund may lose the benefit of a favorable interest rate for the remainder of the term of the security in question, and may only be able to reinvest the amount of the prepayment at a less favorable rate.

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Interest Rate Risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. The values of debt instruments generally increase in response to declines in interest rates and decrease in response to rises in interest rates. Interest rates can also change in response to the supply and demand for credit, government and/or central bank monetary policy and action, inflation rates, and other factors. Interest rate risk is generally greater for fixed-rate instruments than floating-rate instruments and for investments with longer durations or maturities. Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, a Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. Negative or very low interest rates could magnify the risks associated with changes in interest rates. In general, changing interest rates, including rates that fall below zero, could have unpredictable effects on markets and may expose fixed income and related markets to heightened levels of interest rate volatility and liquidity risk. Potential future changes in government and/or central bank monetary policy and action may also affect the level of interest rates. Fiscal, economic, monetary, or other governmental policies or measures have in the past, and may in the future, cause or exacerbate certain risks, including interest rate risks.

• Foreign Investment Risk
Investments in securities of foreign issuers, securities of companies with significant foreign exposure, and foreign currencies can involve additional risks relating to market, industry, political, regulatory, public health, and other conditions. Political, social, diplomatic, and economic developments,  U.S. and foreign government action, or threat thereof, such as the imposition of currency or capital blockages, controls, or tariffs, economic and trade sanctions or embargoes, security trading suspensions, entering or exiting trade or other intergovernmental agreements, or the expropriation or nationalization of assets in a particular country, can cause dramatic declines in certain or all securities with exposure to that country and other countries. Sanctions, or the threat of sanctions, and other  trade disputes may cause volatility in regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of a Fund. Economic or other sanctions imposed on a foreign country or issuer by the  U.S., or on the U.S. by a foreign country, could impair a Fund’s ability to buy, sell, hold, receive, deliver, or otherwise transact in certain securities. In the event of nationalization, expropriation, confiscation, or other government action, intervention, or restriction, a Fund could lose its entire investment in a particular foreign issuer or country. Civil unrest, geopolitical tensions, armed conflicts, wars, and acts of terrorism are other potential risks that could adversely affect an investment in a foreign security or in foreign markets or issuers generally. There may be quotas or other limits on the ability of a Fund (or clients of a Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries. Enforcing legal rights can be more difficult, costly, and limited in certain foreign countries and with respect to certain types of investments, and can be particularly difficult against foreign governments. Because non-U.S. securities are normally denominated and traded in currencies other than the U.S. dollar, the value of a Fund’s assets may be affected favorably or unfavorably by changes in currency exchange rates, exchange control regulations, and restrictions or prohibitions on the repatriation of non-U.S. currencies.
Income and gains with respect to investments in certain countries may be subject to withholding and other taxes. There may be less information publicly available about a  non-U.S. company than about a U.S. company, and many non-U.S. companies are not subject to accounting, auditing, and financial reporting standards, regulatory framework and practices comparable to those in the United States. The securities of some non-U.S. companies are less liquid and at times more volatile than securities of comparable U.S. companies. Non-U.S. transaction costs, such as brokerage commissions and custody costs may be higher than in the United States. In addition, foreign markets can perform differently from U.S. markets and can react differently to market, economic, industry, political, regulatory, geopolitical, public health, and other conditions than the U.S. market.
The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including for example the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. A Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the amount, timing, or character of the Fund’s distributions.
A Fund may invest in foreign securities known as depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. A Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR.
• Frequent Trading/Portfolio Turnover Risk
The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s investment adviser or  subadviser believes to be temporary investment opportunities. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to a Fund, including brokerage commissions, bid-asked spreads, dealer mark-ups, and other transaction costs on the sale of securities and reinvestments in other securities. The trading costs associated with portfolio turnover may adversely affect a Fund’s performance.
• Geographic Focus Risk
When a Fund invests a relatively large percentage of its assets in issuers located in a single country, a small number of countries, or a particular geographic region, the Fund’s performance could be closely tied to the market, currency, economic, political, or regulatory conditions and developments in those countries or that region, and could be more volatile than the performance of more geographically diversified funds or the broader market as a whole.
• Growth Company Risk
Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.
• Hedging Risk
There can be no assurance that a Fund’s hedging transactions will be effective. If a Fund takes a short position in a particular currency, security, or bond market, it will lose money if the currency, security, or bond market appreciates in value, or an expected credit event fails to occur. Any efforts at buying or selling currencies could result in significant losses for the Fund. Further, foreign currency transactions that are intended to hedge the currency risk associated with investing in foreign securities and minimize the risk of loss that would result from a decline in the value of the hedged currency may also limit any potential gain that might result should the value of such currency increase.

• Index Funds Risk
Certain MML VIP Underlying Funds may attempt to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by the  MML VIP Underlying Fund at times when an actively managed fund would not do so. The structure and composition of the index will affect the performance, volatility, and risk of the index and, consequently, the performance, volatility, and risk of the  MML VIP Underlying Fund. While the investment adviser or  subadviser seeks to track the performance of the index (i.e., achieve a high degree of correlation with the index), the MML VIP Underlying Fund’s return may not match the return of the index. The  MML VIP Underlying Fund incurs a number of operating expenses not applicable to the index, and may incur costs in buying and selling securities. In addition, the  MML VIP Underlying Fund may not be fully invested at times, generally as a result of cash flows into or out of the  MML VIP Underlying Fund or reserves of cash held by the  MML VIP Underlying Fund to meet  redemptions.
• Inflation Risk
The value of assets or income from a Fund’s investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Fund’s assets can decline as can the value of the Fund’s distributions. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and a Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors. The market prices of debt securities generally fall as inflation increases because the purchasing power of the future income and repaid principal is expected to be worth less when received by the Fund. Debt securities that pay a fixed rather than variable interest rate are especially vulnerable to inflation risk because variable-rate debt securities may be able to participate, over the long term, in rising interest rates which have historically accompanied long-term inflationary trends.
• Inflation-Linked Securities Risk
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. Inflation rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that such policies will change), and a Fund’s investments may not keep pace with inflation, which may result in losses to the Fund’s investors. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of  U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income  even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
• Large Company Risk
Large-capitalization stocks as a group could fall out of favor with the market, causing a Fund’s investments in large-capitalization stocks to underperform investments that focus on small- or medium-capitalization stocks. Larger, more established companies may be slow to respond to challenges, including changes to technology or consumer tastes, and may grow more slowly than smaller companies, especially during market cycles corresponding to periods of economic expansion. Market capitalizations of companies change over time.
• Liquidity Risk
Liquidity risk is the risk that particular investments may be difficult to sell or terminate at approximately the price at which the Fund is carrying the investments. The ability of a Fund to dispose of illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or  subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, may trade in the over-the-counter (“OTC”) market, or may not have an active trading market due to adverse market, economic, industry, political, regulatory, geopolitical, public health, or other conditions, including trading halts, sanctions, or wars. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.
Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of  redemptions or in the case of a liquidation of a Fund, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions at a price or time that is not advantageous in order to meet redemptions or other cash needs or to pay liquidation proceeds. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV. To the extent a Fund holds illiquid securities, it may be more likely to pay redemption proceeds in kind.
• Management and Operational Risk
Each Fund is subject to management risk because it relies on the investment adviser’s and/or  subadviser’s investment analysis and its selection of investments to achieve its investment objective, and each Fund is subject to the risk that the manager’s assessment of an investment is wrong. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the intended result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund. There can be no assurance that there will be a liquid market for instruments held by the Fund at any time. The Funds are also subject to operational risks resulting from other services provided by a Fund’s investment adviser, subadviser, and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency, and other operational services. Examples of such operational risks include the possibility of loss caused by inadequate procedures and controls, human error, and system failures by a service provider. For example, trading delays or errors could prevent a Fund from benefiting from investment gains or avoiding losses. In addition, a service provider may be unable to provide an NAV for a Fund or share class on a timely basis. Additionally, legislative, regulatory, or tax developments may adversely affect management of a Fund and, therefore, the ability of the Fund to achieve its investment objective.
• Market Risk
The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, industry, political, regulatory, geopolitical, public health, and other developments, including U.S. presidential elections, the imposition of tariffs or other protectionist actions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. Likewise, terrorism, war, rapid technological developments or widespread adoption of new technologies (such as artificial intelligence), natural and environmental disasters, and epidemics or pandemics may be highly disruptive to economies and markets. For example, the global pandemic outbreak of the novel coronavirus known as COVID-19 and efforts to contain its spread produced substantial market volatility, severe market dislocations and liquidity constraints in many markets, exchange trading suspensions and closures, higher default rates, and global business disruption, and they may result in future significant adverse effects. Such factors, and the effects of other infectious illness outbreaks, epidemics, or pandemics, may have a significant adverse effect on a Fund’s performance and have the potential to impair the ability of a Fund’s investment adviser, subadviser, or other service providers to serve the Fund and could lead to disruptions that negatively impact the Fund. Different parts of the market and different types of securities can react differently to these conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance. In addition, the increasing popularity of passive index-based investing may have the potential to increase security price correlations and volatility. As passive strategies generally buy or sell securities based simply on inclusion and representation in an index, securities’ prices will have an increasing tendency to rise or fall based on whether money is flowing into or out of passive strategies rather than based on an analysis of the prospects and valuation of individual securities. This may result in increased market volatility as more money is invested through passive strategies.
Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the securities in which a Fund invests or the issuers of such securities in ways that are unforeseeable. The uncertainty surrounding the sovereign debt of a significant number of European Union countries, as well as the status of the Euro, the European Monetary Union, and the European Union itself, has disrupted and may continue to disrupt markets in the  U.S. and around the world. The risks associated with investments in Europe may be heightened due to the United Kingdom’s exit from the European Union on January 31, 2020.  Any further exits from the European Union, the possibility of such exits, the partial or complete dissolution of the European Union, or the abandonment of the Euro may cause additional market disruption globally, adversely affect the world’s economies and securities markets, and introduce new legal and regulatory uncertainties.
Russia’s military action in Ukraine has had, and may continue to have, adverse affects on global energy and financial markets, including through global supply chain disruptions, increased inflationary pressures, and reduced economic activity, and therefore could affect the value of a Fund’s investments, including beyond the Fund’s direct exposure to Russian issuers or nearby geographic regions. In addition, the Iranian conflict that commenced in February 2026 may result in similar, and potentially more severe, disruptions. Escalation of hostilities in the Middle East region could disrupt energy production or transportation, including through key shipping routes, which may lead to increased volatility in energy and other commodity prices. The extent and duration of these conflicts, sanctions, or the threat of sanctions (including any retaliatory responses to such sanctions), and resulting market disruptions are impossible to predict and could be substantial.
These events, as well as changes in foreign and domestic economic, social, and political conditions, also could impact securities markets and may adversely affect global economies and markets.
• Master-Feeder Structure Risk
A Fund that invests in a master fund in a master-feeder relationship is subject to risk because other “feeder” funds, in addition to the Fund, may also invest in the master fund. A larger feeder fund could have more voting power than the Fund over the operations of the master fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the master fund borne by the remaining feeder fund shareholders, including a Fund, or impair the ability of the master fund to achieve its objective. The ability of a Fund to meet redemption requests would depend on its ability to redeem its interest in the master fund. If the Fund’s investment adviser also serves as investment adviser to the master fund, the investment adviser may have an economic incentive to maintain the Fund’s investment in the master fund at a time when the Fund might otherwise choose not to do so.

• Mortgage- and Asset-Backed Securities Risk
Investments in mortgage-related and other asset-backed securities are subject to the risk of severe credit downgrades,  illiquidity and defaults to a greater extent than many other types of fixed income investments. Mortgage-backed securities, including collateralized mortgage obligations and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are generally structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sale or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, and student loan payments. Asset-backed securities also may be backed by pools of corporate or sovereign bonds, loans made to corporations, or a combination of these bonds and loans, commonly referred to as “collateralized debt obligations,” including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”). The assets backing collateralized debt obligations may consist in part or entirely of high risk, below investment grade debt obligations (or comparable unrated obligations). In the case of CBOs and certain other collateralized debt obligations, those may include, by way of example, high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. In the case of CLOs, they may include, among other things, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, any or all of which may be rated below investment grade or may be comparable unrated obligations.
Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed and many asset-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. The Fund may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable  maturities, although they may have a similar risk of decline in market value during periods of rising interest rates. Because the prepayment rate generally declines as interest rates rise, an increase in interest rates will likely increase the duration, and thus the volatility, of mortgage-backed and asset-backed securities. (Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of the security’s price to changes in interest rates. Unlike the maturity of a fixed income security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.) Prepayment rates are difficult to predict and the potential impact of prepayments on the value of a mortgage-related or other asset-backed security depends on the terms of the instrument and can result in significant volatility. In addition to interest rate risk (as described under “Interest Rate Risk”), investments in mortgage-backed securities composed of subprime mortgages and investments in CDOs and CLOs backed by pools of high-risk, below investment grade debt securities may be subject to a higher degree of credit risk, valuation risk, and liquidity risk (as described under “Credit Risk,” “Valuation Risk,” and “Liquidity Risk”). During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables, and other obligations underlying mortgage-related and other asset-backed securities. Litigation with respect to the representations and warranties given in connection with the issuance of mortgage-backed securities can be an important consideration in investing in such securities, and the outcome of any such litigation could significantly impact the value of the Fund’s mortgage-backed investments.
The types of mortgages underlying securities held by the Fund may differ and may be affected differently by market factors. For example, the Fund’s investments in residential mortgage-backed securities will likely be affected significantly by factors affecting residential real estate markets and mortgages generally; similarly, investments in commercial mortgage-backed securities will likely be affected significantly by factors affecting commercial real estate markets and mortgages generally. Furthermore, a Fund’s investments in mortgage-backed securities may make the Fund’s  NAV more susceptible to economic, market, political, and other developments affecting the residential and commercial real estate markets and the servicing of mortgage loans secured by real estate properties. During periods of difficult economic conditions, delinquencies and losses on commercial mortgage-backed investments in particular generally increase, including as a result of the effects of those conditions on commercial real estate markets, the ability of commercial tenants to make loan payments, and the ability of a property to attract and retain commercial tenants. Additionally, certain types of real estate may be adversely affected by changing usage trends, such as office buildings as a result of work-from-home practices and commercial facilities as a result of an increase in online shopping, which could in turn result in defaults and declines in value of mortgage-backed securities secured by such properties.
Some mortgage-backed and asset-backed investments receive only the interest portion (“IOs”) or the principal portion (“POs”) of payments on the underlying assets. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying assets. IOs tend to decrease in value if interest rates decline and rates of repayment (including prepayment) on the underlying mortgages or assets increase; it is possible that the Fund may lose the entire amount of its investment in an IO due to a decrease in interest rates. Conversely, POs tend to decrease in value if interest rates rise and rates of repayment decrease. Moreover, the market for IOs and POs may be volatile and limited, which may make them difficult for the Fund to buy or sell. The values of mortgage-related and other asset-backed securities may be substantially dependent on the servicing of the underlying asset pools, and are therefore subject to risks associated with the negligence or malfeasance by their  servicers and to the credit risk of their servicers. In certain situations, the mishandling of related documentation may also affect the rights of securities holders in and to the benefits of the underlying collateral. There may be legal and practical limitations on the enforceability of any security interest granted with respect to underlying assets, or the value of the underlying assets, if any, may be insufficient if the issuer defaults.
The Fund may gain investment exposure to mortgage-backed and asset-backed investments by entering into agreements with financial institutions to buy the investments at a fixed price at a future date. The Fund may or may not take delivery of the investments at the termination date of such an agreement, but will nonetheless be exposed to changes in value of the underlying investments during the term of the agreement. These transactions may create investment leverage.
• Preferred Stock Risk
Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities. Preferred stocks are also subject to additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.
• Quantitative Models Risk
Certain portfolio managers use quantitative models as part of the idea generation process. Quantitative models are based upon many factors that measure individual securities relative to each other. Such models may not produce the intended results and can be adversely affected by errors or imperfections in the factors or the data on which measurements are based, changing sources of market return or market risk, human error, or any technical issues with or errors in the design, construction, implementation, or maintenance of the models.
• Real Estate Risk;  REIT Risk
Investments in real estate are subject to a number of risks, including losses from casualty, condemnation or natural disasters, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, environmental regulations and other governmental action, regulatory limitations on rents, property taxes, and operating expenses. The  U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. When growth is slowing, demand for property decreases and prices may decline, which could impact the value of real estate investments as well as mortgage-backed securities that may be held by a Fund. Although interest rates have significantly increased in recent years, the prices of real estate-related assets generally have not decreased as much as may be expected based on historical correlations between interest rates and prices of real estate-related assets. This presents an increased risk of a correction or severe downturn in real estate-related asset prices, which could adversely impact the value of other investments as well (such as loans, securitized debt, and other fixed income securities). This risk is particularly present with respect to commercial real estate-related asset prices, and the value of other investments with a connection to the commercial real estate sector. Exposure to such real estate may adversely affect Fund performance. An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, and may be subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for favorable tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses. Real estate-related investments may entail leverage and may be highly volatile. The securities of small real-estate issuers can be more volatile and less liquid than securities of larger issuers and their issuers can have more limited financial resources.
• Redemptions by Significant Investors
A Fund may be an investment option for investors who may make substantial investments in the Fund. As a result, from time to time, a Fund may experience a relatively large redemption and could be required to liquidate assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would, or if the Fund is unable to invest the cash in portfolio securities that it considers as desirable as the Fund’s portfolio securities.
• Repurchase Agreement Risk
A Fund may enter into repurchase agreements. These transactions must be fully  collateralized, but involve credit risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral.
• Risk of Investment in other Funds or Pools
A Fund may invest in other investment companies or pooled vehicles, including closed-end funds, trusts, and exchange-traded funds (“ETFs”), that are advised by the Fund’s investment adviser or subadviser, as applicable, their affiliates, or by unaffiliated parties, to the extent permitted by applicable law. As a shareholder in an investment company or other pool, the Fund, and indirectly that Fund’s shareholders, bear a ratable share of the investment company’s or pool’s expenses, including, but not limited to, advisory and administrative fees, and the Fund at the same time continues to pay its own fees and expenses. Investment companies or pools in which the Funds may invest may change their investment objectives or policies without the approval of a Fund, in which case a Fund may be forced to withdraw its investment from the investment company or pool at a disadvantageous time. Private investment pools in which the Funds may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks). A Fund is exposed indirectly to all of the risks applicable to any other investment company or pool in which it invests, including that the investment company or pool will not perform as expected. Investments in other investment companies or private pools may be illiquid, may be leveraged, and may be highly volatile.
Investing in other investment companies or private investment vehicles sponsored or managed by the investment adviser or  subadviser, as applicable, or affiliates of the investment adviser or subadviser, as applicable, involves potential conflicts of interest. For example, the investment adviser or subadviser, as applicable, or their affiliates may receive fees based on the amount of assets invested in such other investment vehicles, which fees may be higher than the fees the investment adviser or subadviser, as applicable, receives for managing the investing Fund. Investment by a Fund in those other vehicles may be beneficial in the management of those other vehicles, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, the investment adviser or subadviser, as applicable, will have an incentive to invest a portion of a Fund’s assets in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such investment vehicles over non-affiliated investment companies to ensure an appropriate level of revenue to such investment adviser or subadviser, as applicable, or their affiliates. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing funds available to serve as an underlying investment vehicle. Similarly, the investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in investment vehicles sponsored or managed by the investment adviser or subadviser, as applicable, or their affiliates.
ETFs are subject to many of the same risks applicable to investments in mutual funds generally, including that an ETF will not perform as anticipated, that a Fund will bear its proportionate share of the ETF’s fees and expenses, and that the ETF will lose money. ETFs are also subject to additional risks, including, among others, the risk that the market price of an ETF’s shares may trade above or below its NAV, the risk that an active trading market for an ETF’s shares may not develop or be maintained, the risk that trading of an ETF’s shares may be halted, and the risk that the ETF’s shares may be delisted from the listing exchange. A Fund will generally purchase and sell shares of ETFs in the secondary market and will be subject to these secondary market trading risks. Some ETFs engage in derivatives strategies and use leverage, and as a result their values can be highly volatile. It is possible that an ETF’s performance will diverge from the performance of any index or indexes it seeks to replicate. Because shares of ETFs may be actively traded, their values may be affected in unanticipated ways by the effects of supply and demand in the market for shares of ETFs, activities of short sellers, or unusual speculative activity in their shares. Some ETFs may experience periods of reduced liquidity due to restrictions on trading activity or due to a general lack of investor interest in the asset class represented by the ETF. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of an ETF may be purchased or redeemed directly from the ETF solely by Authorized Participants (“APs”) and only in aggregations of a specified number of shares (“Creation Units”). In addition, shares of ETFs may be purchased and sold in the secondary market at prevailing market prices, which may represent a premium or discount to NAV. ETFs may have a limited number of financial institutions that act as APs. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders for Creation Units, and no other AP steps forward to create and redeem ETF shares, the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. When a Fund buys or sells ETF shares on an exchange, it may incur certain costs, including brokerage commissions, the “bid-ask spread,” and other charges.
• Sector Risk
If a Fund allocates a substantial amount of its assets to one or more particular industries or to particular economic, market, or industry sectors, then economic, business, regulatory, or other developments affecting issuers in those industries or sectors may affect the Fund adversely to a greater extent than if the Fund had invested more broadly. Examples might include investments in the technology, health care, or financial sectors or in one or more industries within those sectors. A substantial investment in one or more such industries or sectors has the potential to increase the volatility of a Fund’s portfolio, and may cause the Fund to  underperform other mutual funds.
• Short Sales Risk
If a Fund sells a security short, it will make money if the security’s price goes down (in an amount greater than any transaction costs) and will lose money if the security’s price goes up. There is no limit on the amount of money a Fund may lose on a short sale. A Fund may not be able to close out a short sale when it might wish to do so, or may only do so at an unfavorable price. Short sales can involve leverage. When the Fund engages in a short sale, it typically borrows the security sold short. The Fund will ordinarily have to pay a fee or premium to borrow the security and will be obligated to repay to the lender of the security any dividends or interest that accrue on the security during the period of the loan. If the Fund invests the proceeds from short positions in other securities the Fund could lose money both on the short positions and on the securities in which it has invested the short proceeds. Additionally, there have been legislative and regulatory initiatives and proposals in the United States and elsewhere, including in response to recent dislocations in the financial services industry and other market events. Securities regulators of many jurisdictions have implemented, or are considering implementing, certain restrictions and disclosure requirements on short selling of securities (including short positions on such securities acquired through derivatives), and the overall regulatory environment surrounding short selling remains marked by substantial uncertainty. Such events, and these and other restrictions, could make a Fund unable to execute its short selling strategy and could cause significant losses to the Fund.
• Small and Mid-Cap Company Risk
Small and medium-sized companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or  subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of small and medium-sized companies. The securities of small and medium-sized companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of small and medium-sized issuers may be illiquid or may be restricted as to resale.
• Sovereign Debt Obligations Risk
Investments in debt securities issued by governments or by government agencies and  instrumentalities involve the risk that the governmental entities responsible for repayment may be unable or unwilling to pay interest and repay principal when due. A governmental entity’s willingness or ability to pay interest and repay principal in a timely manner may be affected by a variety of factors, including its cash flow, the size of its reserves, its access to foreign exchange, the relative size of its debt service burden to its economy as a whole, and political constraints. A governmental entity may default on its obligations or may require renegotiation or rescheduling of debt payments. Any restructuring of a sovereign debt obligation held by the Fund will likely have a significant adverse effect on the value of the obligation. In the event of default of sovereign debt, the Fund may be unable to pursue legal action against the sovereign issuer or to realize on collateral securing the debt. The sovereign debt of many non-U.S. governments, including their sub-divisions and instrumentalities, is rated below investment grade (“junk” or “high yield” bonds). Sovereign debt risk may be greater for debt securities issued or guaranteed by emerging and/or frontier market countries. At times, certain emerging and frontier market countries have declared moratoria on the payment of principal and interest on external debt. Certain emerging and frontier market countries have experienced difficulty in servicing their sovereign debt on a timely basis, which has led to defaults and the restructuring of certain indebtedness to the detriment of debtholders.
• U.S. Government Securities Risk
U.S. Government securities include a variety of securities that differ in their interest rates,  maturities, and dates of issue. While securities issued or guaranteed by some agencies or instrumentalities of the U.S. Government (such as the Government National Mortgage Association) are supported by the full faith and credit of the United States, securities issued or guaranteed by certain other agencies or instrumentalities of the U.S. Government (such as Federal Home Loan Banks) are supported only by the right of the issuer to borrow from the U.S. Government. Securities issued or guaranteed by certain other agencies and instrumentalities of the U.S. Government (such as Fannie Mae and Freddie Mac) are not supported by the full faith and credit of the U.S. Government and are supported only by the credit of the issuer itself. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. For securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the securities for repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could increase the risk that the U.S. Government may default on payments on certain U.S. Government securities, cause the credit rating of the U.S. Government to be downgraded, increase volatility in the stock and bond markets, result in higher interest rates, reduce prices of U.S. Treasury securities, and/or increase the costs of various kinds of debt. If a U.S. Government-sponsored entity is negatively impacted by legislative or regulatory action (or lack thereof), is unable to meet its obligations, or its creditworthiness declines, the performance of each Fund that holds securities of the entity will be adversely impacted. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities. Investments in these securities are also subject to, among other things, interest rate risk, prepayment risk, extension risk, and the risk that the value of the securities will fluctuate in response to political, market, or economic developments. The downgrade in the long-term U.S. credit rating by all three major rating agencies has introduced greater uncertainty about the ability of the U.S. to repay its obligations. Further credit rating downgrades or a U.S. credit default may result in increased volatility or liquidity risk, higher interest rates, and lower prices for U.S. Government securities and increased costs for all kinds of debt.
• Valuation Risk
A portion of a Fund’s assets may be valued at fair value pursuant to guidelines that have been approved by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. The Fund, or persons acting on its behalf, may determine a fair value of a security based on such other information as may be available to them. There can be no assurance that any fair valuation of an investment held by a Fund will in fact approximate the price at which the Fund might sell the investment at the time. Technological issues or other service disruption issues involving third-party service providers may limit the ability of the Fund to value its investment accurately or timely. To the extent a Fund sells a security at a price lower than the price it has been using to value the security, its  NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.
• Value Company Risk
A Fund may purchase some equity securities at prices below what the investment adviser or  subadviser considers to reflect their actual or potential fundamental values. The Fund bears the risk that the prices of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated the securities’ fundamental value or that it may take a substantial period of time to realize that value.
• When-Issued, Delayed Delivery, TBA, and Forward Commitment Transaction Risk
A Fund may purchase securities on a when-issued, delayed delivery, to-be-announced, or forward commitment basis. These transactions involve a commitment by a Fund to purchase securities for a predetermined price or yield, with payments and delivery taking place more than seven days in the future, or after a period longer than the customary settlement period for that type of security. These transactions involve a risk of loss if the value of the securities declines prior to the settlement date. These transactions may create investment leverage. Financial Industry Regulatory Authority rules impose mandatory margin requirements for certain types of when-issued, TBA, or forward commitment transactions, with limited exceptions. Mandatory collateralization could increase the cost of such transactions and impose added operational complexity and may increase the credit risk of such transactions to a Fund.

Management of the Funds
Investment Adviser
MML Investment Advisers, LLC (“MML Advisers”), a Delaware limited liability company, located at 1295 State Street, Springfield, Massachusetts 01111-0001, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. MML Advisers, formed in 2013, is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”). Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses. As of December 31, 2025,  MML Advisers had assets under management of approximately $24.5 billion.
As the investment adviser to the MML VIP Conservative Allocation Fund, MML VIP Balanced Allocation Fund, MML VIP Moderate Allocation Fund, MML VIP Growth Allocation Fund, MML VIP Aggressive Allocation Fund, MML VIP American Funds 65/35 Allocation Fund, and MML VIP American Funds 80/20 Allocation Fund, MML Advisers is responsible for furnishing a continuous investment program for the Funds, determining the Underlying Funds in which the Funds will invest from time to time, and the portions of their assets the Funds will invest in those Underlying Funds. MML Advisers places purchase and redemption orders for shares of the Underlying Funds on behalf of the MML VIP Conservative Allocation Fund, MML VIP Balanced Allocation Fund, MML VIP Moderate Allocation Fund, MML VIP Growth Allocation Fund, MML VIP Aggressive Allocation Fund, MML VIP American Funds 65/35 Allocation Fund, and MML VIP American Funds 80/20 Allocation Fund. These functions are performed by portfolio manager Michael J. Abata, CFA. Mr. Abata joined MML Advisers in 2022. Mr. Abata is also Head of Multi-Asset Class Solutions at MassMutual, which he joined in 2022. Prior to joining MML Advisers and MassMutual, Mr. Abata was a Director of Research and Portfolio Manager for Quantitative Strategies at Invesco.
With respect to all of the Funds,  MML Advisers also provides advice and recommendations to the Trustees, and performs such review and oversight functions as the Trustees may reasonably request, as to the continuing appropriateness of the investment objective, strategies, and policies of each Fund, valuations of portfolio securities, and other matters relating generally to the investment program of each Fund. MML Advisers is also responsible for, among others things, board reporting and assistance in the annual advisory contract renewal process.
Additional information regarding the objectives and strategies for the  MML VIP Underlying Funds for the MML VIP Conservative Allocation Fund, MML VIP Balanced Allocation Fund, MML VIP Moderate Allocation Fund, MML VIP Growth Allocation Fund, and MML VIP Aggressive Allocation Fund  is included in the SAI in the section titled “Appendix E – Description of MML VIP Underlying Funds.” More detailed information about each  MML VIP Underlying Fund is available in each MML VIP Underlying Fund’s prospectus.
MML Advisers is also compensated by the Funds for providing general administrative services and providing or causing to be provided ongoing shareholder servicing to investors in the Funds. MML Advisers may, at its expense, employ others to supply all or any part of these services. MML Advisers has entered into agreements with both State Street Bank and Trust Company (“State Street”) and MassMutual pursuant to which each assist in many aspects of fund administration and are compensated by MML Advisers for providing administrative services.
Each of the  MML VIP American Funds Growth Fund, MML VIP American Funds 65/35 Allocation Fund, and MML VIP American Funds 80/20 Allocation Fund pays a separate administrative and shareholder services fee to compensate MML Advisers for providing these administrative services. The fee is calculated and paid based on the average daily net assets attributable to each share class of the Fund separately, and is paid at the following annual rates: 0.25% for Service Class I of each Fund.
Each Fund, other than the  MML VIP American Funds Growth Fund, MML VIP American Funds 65/35 Allocation Fund, and  MML VIP American Funds 80/20 Allocation Fund, does not pay a separate administrative and shareholder services fee to  MML Advisers because its advisory contract provides that MML Advisers will perform these administrative functions.

MML Advisers has received exemptive relief from the Securities and Exchange Commission (“SEC”) to permit it to hire or change subadvisers for a number of the series of the Trust from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MML Advisers believes having this authority is important, because it allows MML Advisers to hire, remove, or replace a subadviser in a quick, efficient, and cost-effective fashion. Pursuant to the exemptive relief, MML Advisers will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MML Advisers will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.

Investment Adviser to the Master Fund
Capital Research and Management Company (“Capital Research”), an experienced investment management organization founded in 1931, serves as the investment adviser to the Master Fund and to other funds, including the American Funds Insurance Series. Capital Research is a wholly-owned subsidiary of The Capital Group Companies, Inc., and is located at 333 South Hope Street, Los Angeles, California 90071. Capital Research manages the investment portfolios and business affairs of the Master Fund.
Capital Research manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions – Capital International Investors, Capital Research Global Investors, and Capital World Investors – make investment decisions independently of one another.
The equity investment divisions may, in the future, be incorporated as wholly owned subsidiaries of Capital Research. In that event, Capital Research would continue to be the investment adviser, and day-to-day investment management of equity assets would continue to be carried out through one or more of these subsidiaries. Although not currently contemplated, Capital Research could incorporate its fixed income investment division in the future and engage it to provide day-to-day investment management of fixed income assets. Capital Research and each of the funds it advises have received an exemptive order from the SEC that allows Capital Research to use, upon approval of the funds’ boards, its management subsidiaries and affiliates to provide day-to-day investment management services to the funds, including making changes to the management subsidiaries and affiliates providing such services. The Master Fund’s shareholders approved this arrangement; however, there is no assurance that Capital Research will incorporate its investment divisions or exercise any authority granted to it under the exemptive order.
In addition, shareholders of the American Funds Insurance Series have approved a proposal to reorganize the American Funds Insurance Series into a Delaware statutory trust. However, the American Funds Insurance Series reserved the right to delay implementing the reorganization and has elected to do so.

Investment Management Fees of the Investment Adviser and Investment Adviser to the Master Fund
The current investment management fee paid by each Fund and the Master Fund to MML Advisers and Capital Research, respectively, is identified under “Fees and Expenses of the Fund” for each Fund and the Master Fund, respectively. Please see the SAI for further details.
A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ Form  N-CSR for the fiscal period ended June 30, 2025. In addition, a discussion regarding the basis for the Master Fund’s Board of Trustees’ approval of the Investment Advisory and Service Agreement for the Master Fund is available in the Master Fund’s Form  N-CSR for the fiscal period ended June 30, 2025. The Master Fund’s Securities Act of 1933 and 1940 Act file numbers filed with the Securities and Exchange Commission (“SEC”) are 002-86838 and 811-03857, respectively.
The  SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds and Master Fund. All information contained in the Prospectus and relating to the Master Fund and the American Underlying Funds has been obtained by the Trust from documents of the Master Fund and the American Underlying Funds on file with the SEC. The Trust has not independently verified any of such information.

The Funds’ investments in the Master Fund or Underlying Funds are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity, or person.
Management of the Master-Feeder Fund and Master Fund
MASTER-FEEDER FUND STRUCTURE – MML VIP AMERICAN FUNDS GROWTH FUND
The MML VIP American Funds Growth Fund operates as a “Feeder Fund,” which means it generally does not buy individual securities and other investments directly. Instead, the Feeder Fund invests all of its assets in another mutual fund, American Funds Insurance Series-Growth Fund (the “Master Fund”), which invests directly in individual securities and other investments. The Master Fund is a series of the American Funds Insurance Series, which is managed by Capital Research, the Master Fund’s investment adviser. Shares of the Master Fund are currently offered only to insurance company separate accounts, as well as feeder funds. Individuals cannot directly purchase shares of the Master Fund.
The Feeder Fund has substantially the same investment objective and limitations as the Master Fund, and the investment return of the Feeder Fund will correspond directly to that of the Master Fund. Investment of its assets in the Master Fund is not a fundamental policy, and the Feeder Fund may withdraw its entire investment from the Master Fund, without shareholder approval. The differences in objective and policies of the Master Fund can be expected to affect the return of the Feeder Fund and the degree of market and financial risk to which the Fund is subject.
FUND OF FUNDS STRUCTURE – MML VIP AMERICAN FUNDS 65/35 ALLOCATION FUND AND MML VIP AMERICAN FUNDS 80/20 ALLOCATION FUND
The MML VIP American Funds 65/35 Allocation Fund and MML VIP American Funds 80/20 Allocation Fund are each a  “fund of funds” that seeks to achieve its investment objective by investing in a combination of series of the American Funds Insurance Series using a flexible asset allocation approach. As of the date of this Prospectus, it is expected that each of the MML VIP American Funds 65/35 Allocation Fund and MML VIP American Funds 80/20 Allocation Fund will invest in the Class 1 shares of the American Underlying Funds listed on pages 53 and 60, respectively of this Prospectus.  MML Advisers, the Funds’ investment adviser, may shift investments in these American Underlying Funds or invest in other American Underlying Funds in response to changing market, economic, and investment conditions. There is no limit on MML Advisers’ ability to shift allocations among the series of American Funds Insurance Series.
Additional information regarding the objectives, strategies, and risks of the Master Fund and American Underlying Funds is included in the  SAI in the section titled “Appendix F – Information Regarding the Master Fund and American Underlying Funds.” More detailed information about the Master Fund and American Underlying Funds is available in each of the Master Fund’s and American Underlying Funds’ prospectus.
PORTFOLIO MANAGEMENT OF THE MASTER FUND
Capital Research uses a system of multiple portfolio managers in managing fund assets. Under this approach, the portfolio of the Master Fund is divided into segments managed by individual managers. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of the Master Fund’s portfolio. Investment decisions are subject to the Master Fund’s objective(s), policies, and restrictions and the oversight of the appropriate investment-related committees of Capital Research and its investment divisions.
Certain senior members of the fixed income investment division of Capital Research serve on a portfolio strategy group. The group utilizes a research-driven process with input from Capital Research’s analysts, portfolio managers and economists to define investment themes on a range of  macroeconomic factors, including duration, yield curve, and sector allocation, for certain of Capital Research’s fixed income portfolios. The Master Fund’s portfolio managers are informed by the investment themes discussed by the group.

The portfolio managers primarily responsible for the day-to-day management of the Master Fund’s portfolios are listed below. The Funds’  SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the Master Fund.
AMERICAN FUNDS INSURANCE SERIES – GROWTH FUND TEAM MEMBERS
Julian N. Abdey
is Partner – Capital World Investors. Mr. Abdey has been employed with Capital Research or its affiliates since 2002. Mr.  Abdey has been an equity portfolio manager for the American Funds Insurance Series – Growth Fund since 2020, and prior to that an investment analyst for the American Funds Insurance Series – Growth Fund since 2005.
Paul Benjamin
is Partner – Capital World Investors. Mr. Benjamin has been employed with Capital Research or its affiliates since 2005. Mr. Benjamin has been an equity portfolio manger for the American Funds Insurance Series – Growth Fund since 2018, and prior to that an investment analyst for the American Funds  Insurance Series – Growth Fund since 2006.
Mark L. Casey
is Partner – Capital International Investors. Mr. Casey has been employed with Capital Research or its affiliates since 2000. Mr. Casey has been an equity portfolio manager for the American Funds Insurance Series – Growth Fund since 2017, and prior to that an investment analyst for the American Funds Insurance Series – Growth Fund since 2005.
Irfan M. Furniturewala
is Partner – Capital International Investors. Mr. Furniturewala has been employed with Capital Research or its affiliates since 2001. Mr.  Furniturewala has been an equity portfolio manager for the American Funds Insurance Series – Growth Fund since 2021, and prior to that an investment analyst for the American Funds Insurance Series – Growth Fund since 2018.
Anne-Marie Peterson
is Partner – Capital International Investors. Ms. Peterson has been employed with Capital Research or its affiliates since 2005. Ms. Peterson has been an equity portfolio manager for the American Funds Insurance Series – Growth Fund since 2018, and prior to that an investment analyst for the American Funds Insurance Series - Growth Fund since 2007.
Andraz Razen
is Partner – Capital World Investors. Mr. Razen has been employed with Capital Research or its affiliates since 2004. Mr.  Razen has been an equity portfolio manager for the American Funds Insurance Series – Growth Fund since 2012, and prior to that an investment analyst for the American Funds Insurance Series – Growth Fund since 2009.
Alan J. Wilson
is Partner – Capital World Investors. Mr. Wilson has been employed with Capital Research or its affiliates since 1991. Mr. Wilson has been an equity portfolio manager for the American Funds Insurance Series – Growth Fund since 2014.
About the Classes of Shares
Each Fund offers two classes of shares: Initial Class and Service Class shares, except that the MML VIP American Funds Growth Fund,  MML VIP American Funds 65/35 Allocation Fund, and MML VIP American Funds 80/20 Allocation Fund only offer Service Class I shares. Initial Class, Service Class, and Service Class I shares are available in connection with variable annuity contracts offered by MassMutual or its life insurance affiliates, certain variable life insurance policies offered by MassMutual or its life insurance affiliates, and in connection with certain variable life insurance policies and variable annuity contracts privately offered by MassMutual or its life insurance affiliates.

The different Classes have different fees and expenses. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the “Financial Highlights” tables later in this Prospectus. For additional information, call us toll free at 1-888-309-3539 or contact your registered representative.
Except as described below, all Classes of shares of the Funds have identical voting, dividend, liquidation, and other rights, preferences, terms, and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class that has adopted a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.
Each Class of a Fund’s shares represents an investment in the same portfolio of securities. Because the Classes will have different expenses, they will likely have different performance records and share prices.
Distribution Plan, Shareholder Servicing, and Payments to Intermediaries
Shares of all classes of the Funds are sold without a front-end sales charge, and none of the Funds’ shares are subject to a deferred sales charge.
Rule 12b-1 fees.
The Funds have adopted a Rule 12b-1 Plan (the “Plan”) for their Service Class and Service Class I shares. Under the Plan, a Fund may make payments at an annual rate of up to 0.35% of the average daily net assets attributable to its Service Class or Service Class I shares. However, each Fund currently makes payments at an annual rate of 0.25% of the average daily net assets attributable to its Service Class or Service Class I shares. The Plan is a compensation plan, under which the Funds make payments to MML Distributors, LLC (the “Distributor”) for the services it provides and for the expenses it bears in connection with the distribution of shares of those classes and for the servicing of shareholders of those classes. Because Rule 12b-1 fees are paid out of the Funds’ Service Class and Service Class I assets on an ongoing basis, they will increase the cost of your investment and may cost you more than paying other types of sales loads. All shareholders of Service Class and Service Class I shares share in the expense of Rule 12b-1 fees paid by those classes. A Fund may pay distribution fees and other amounts described in this Prospectus at a time when shares of that Fund are unavailable for purchase.
The Distributor pays out all of the Rule 12b-1 fees it receives. The Distributor pays substantially all of the amounts it receives to  MassMutual. Such amounts are used to pay continuing compensation for services provided by MassMutual agents and third party firms, to compensate MassMutual for its promotional services in respect of the Funds, and to reimburse MassMutual for expenses incurred by it in connection with promoting the Funds.
Shareholder servicing payments.
MML Advisers pays all or a portion of the administrative and shareholder services fee it receives from each Fund, as described above under “Management of the Funds – Investment Adviser,” to MassMutual as compensation for, or reimbursement of expenses relating to, services provided to shareholders of the Funds.
The Master-Feeder Structure
The Feeder Fund has substantially the same investment objective and limitations as the Master Fund, and the investment return of the Feeder Fund will correspond directly to that of the Master Fund. Investment of its assets in the Master Fund is not a fundamental policy and the Feeder Fund may withdraw its entire investment from the Master Fund without shareholder approval. The objectives and policies of the Master Fund can be expected to affect the return of the Feeder Fund and the degree of market and financial risk to which the Feeder Fund is subject.

The Feeder Fund’s assets are invested directly in the Master Fund’s portfolio. Under the  master-feeder structure, the Feeder Fund may withdraw its entire investment from the Master Fund if the Trust’s Board determines that it is in the best interests of the Feeder Fund and its shareholders to do so. The Feeder Fund’s inability to find a substitute investment company in which to invest or equivalent management services could adversely affect shareholders’ investments in the Feeder Fund.
The fundamental policies of the Master Fund cannot be changed without approval by the holders of a majority (as defined in the 1940 Act) of the Master Fund’s outstanding interests. Whenever the Feeder Fund, as an interest holder of the Master Fund, is requested to vote on any matter submitted to interest holders of  the Master Fund, the Feeder Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which the Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders) or cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.
Certain policies of the Master Fund that are non-fundamental may be changed by vote of the Master Fund’s trustees without interest holder approval. If the Master Fund’s investment objective or fundamental or non-fundamental policies are changed, the Feeder Fund may elect to change its objective or policies to correspond to those of the Master Fund.
Because the Feeder Fund invests all of its assets in the Master Fund, the Feeder Fund and its shareholders will bear the fees and expenses of both the Feeder Fund and the Master Fund, with the result that the Feeder Fund’s expenses may be higher than those of other mutual funds which invest directly in securities. This structure is different from that of other series of the Trust and many other investment companies, which directly acquire and manage their own portfolio of securities. The Master Fund may have other interest holders, each of whom, like the Feeder Fund, will pay its proportionate share of the Master Fund’s expenses. The expenses and, correspondingly, the returns of other shareholders of the Master Fund may differ from those of the Feeder Fund. The Master Fund is not established as a partnership, and therefore does not allocate income and expenses, but pay distributions to each Master Fund shareholder, including the Feeder Fund.
Other feeder funds may offer access to the Master Fund. Each feeder fund may set its own transaction minimums, fund-specific expenses, and other conditions. This means that one feeder fund could offer access to the Master Fund on more attractive terms, or could experience better performance, than other feeder funds. In addition, large purchases or  redemptions by one feeder fund could negatively affect the performance of other feeder funds that invest in the Master Fund.
Information about the Master Fund and Capital Research is provided with their permission and is based on information provided by Capital Research or derived from the American Funds Insurance Series.
Buying and Redeeming Shares
The Trust provides an investment vehicle for variable annuity contracts and variable life insurance policies offered by companies such as MassMutual. Shares of the Funds are not offered to the general public. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise due to differences in tax treatment and other considerations between owners of the variable life insurance policies and owners of the variable annuity contracts. The Funds’ Trustees follow monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance policies and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable life insurance policies and variable annuity contracts is contained in the prospectuses for the separate accounts.
The shares of each Fund are sold at their  NAV, without the deduction of any selling commission or “sales load” (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after your order is received in good order by the Funds or MML Advisers. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order and can suspend purchases if they believe it is in their best interest.

Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the  NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.
The Funds redeem their shares at their next  NAV computed after your redemption request is received in good order by the Funds or MML Advisers. You will usually receive payment for your shares within seven days after your written redemption request is received in good order. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. Under unusual circumstances, the Funds can also suspend or postpone payment, when permitted by applicable law and regulations. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs when converting the securities to cash.
Risk of Substantial Redemptions.
If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s NAV; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.
Shares of the Master Fund and the Underlying Funds are currently offered only to insurance company separate accounts and feeder funds under master-feeder arrangements sponsored by insurance companies as underlying investments for such insurance companies’ variable annuity contracts and variable life insurance policies. All such shares may be purchased or redeemed by the separate accounts or feeder funds at NAVs without any sales or redemption charges. These purchases and redemptions are made at the price next determined after such purchases and redemptions of units of the separate accounts or feeder funds.
Frequent Trading Policies
The Funds are not designed to serve as vehicles for frequent trading or market timing activity. The Funds consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and

•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all of a Fund’s shareholders, including long-term shareholders who do not engage in these activities. Any Funds investing in foreign securities, small capitalization securities, and below investment grade debt securities (also known as “junk” or “high yield” bonds), may be particularly susceptible to frequent trading and market timing activities and their resulting disruptions due to the difficulty of pricing such securities.

The Funds’ shareholders are variable life and variable annuity separate investment accounts owned by MassMutual and certain of its life insurance affiliates. In the case of each Fund, the separate accounts aggregate the purchase and sale information of individual contract holders and provide the information to each Fund on a net basis. Accordingly, it is difficult or impossible for the Funds to determine if a particular contract holder is engaging in frequent trading or market timing activities, and the Funds do not impose specific restrictions on trading of Fund shares in order to deter such activities. In addition, certain trading activity, such as automatic transfer programs and rebalancing programs, is not considered frequent trading or market timing activity.
The Trustees, on behalf of the Funds, have adopted policies and procedures with respect to frequent trading and market timing activities, under which the Funds rely on the capabilities, policies, and procedures of  MassMutual to discourage frequent trading and market timing activity, and to not accommodate frequent purchases and sales of shares within a Fund or transfers of shares between Funds. MassMutual has adopted policies and procedures to help identify those individuals or entities that may be engaging in frequent trading and/or market timing activities. MassMutual monitors trading activity to uniformly enforce its procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent frequent trading and the market timing of Funds among the subaccounts of the separate accounts, there can be no assurance that MassMutual will be able to identify all those who trade frequently or employ a market  timing strategy, and curtail their trading in every instance.
If  MassMutual determines that a contract owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, MassMutual will not allow the contract owner to submit transfer requests by overnight mail, facsimile transmissions, telephone, internet, or any other type of electronic medium. Additionally, MassMutual may reject any single trade that MassMutual determines to be abusive or harmful to a Fund. It is possible that activity that MassMutual determines is not frequent trading or market timing may nonetheless adversely affect long-term shareholders of the Funds.
MassMutual, in the future, may take various restrictive actions designed to prevent the employment of a frequent trading or market timing strategy, including not accepting transfer instructions from a contract owner or other person authorized to conduct a transfer; limiting the number of transfer requests that can be made during a contract year; and requiring the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund. MassMutual will apply any restrictive action it takes uniformly to all contract owners it believes are employing a frequent trading or market timing strategy. As noted above, however, these restrictive actions may not be effective in deterring frequent trading or market timing activity. For more information on restrictions specific to your variable life insurance policies and/or variable annuity contracts, please see the prospectus of the separate account of the specific insurance product that accompanies this Prospectus.
The Master Fund and American Underlying Funds
The Funds also may be affected if there is frequent trading of Master Fund or American Underlying Fund shares by other shareholders of the Master Fund or an American Underlying Fund.
The Master Fund, American Underlying Funds, and Capital Client Group, Inc., the Master Fund’s and the American Underlying Funds’ distributor, reserve the right to reject any purchase order for any reason. The Master Fund and American Underlying Funds are not designed to serve as vehicles for frequent trading. Frequent trading of the Master Fund’s or American Underlying Fund’s shares may lead to increased costs to that fund and less efficient management of the Master Fund’s or American Underlying Fund’s portfolio, potentially resulting in dilution of the value of the shares held by long-term shareholders. Accordingly, purchases, including those that are part of exchange activity, that the Master Fund, American Underlying Funds, or Capital Client Group, Inc. has determined could involve actual or potential harm to any fund may be rejected.
Each of the Master Fund and American Underlying Funds, through its transfer agent, American Funds Service Company, has agreements with the Master Fund’s or American Underlying Fund’s insurance relationships to maintain its surveillance procedures that are designed to detect frequent trading in Master Fund or American Underlying Fund shares. The agreements generally require the insurance companies to (i) provide, upon request from the Master Fund, an American Underlying Fund, or their agent, certain identifying and account information regarding contract owners who invest in Master Fund or American Underlying Fund shares through an insurance company account and (ii) execute instructions from the Master Fund, an American

Underlying Fund, or their agent to restrict further purchases or exchanges of Master Fund or American Underlying Fund shares by a contract owner who the Master Fund or American Underlying Fund has identified as having engaged in potentially harmful market timing or frequent trading. Under these procedures, various analytics are used to evaluate factors that may be indicative of frequent trading. For example, transactions in Master Fund or American Underlying Fund shares that exceed certain monetary thresholds may be scrutinized. American Funds Service Company may work with the insurance company separate accounts or feeder funds to apply their procedures that American Funds Service Company believes are reasonably designed to enforce the frequent trading policies of the Master Fund and the American Underlying Funds.
Under the Master Fund’s and American Underlying Funds’ frequent trading policy, certain trading activity will not be treated as frequent trading, such as: retirement plan contributions, loans, and distributions (including hardship withdrawals) identified as such on the retirement plan  recordkeeper’s system; purchases and redemptions in community foundation accounts; purchase transactions involving in-kind transfers of Master Fund or American Underlying Fund shares, where the entity maintaining the contract owner’s account is able to identify the transaction as one of these types of transactions; transactions by certain intermediaries in accordance with established hedging programs approved by the Master Fund’s or American Underlying Funds’ investment adviser, as applicable; and systematic redemptions and purchases where the entity maintaining the contract owner’s account is able to identify the transaction as a systematic redemption or purchase. Generally, purchases and redemptions will not be considered “systematic” unless the transaction is pre-scheduled for a specific date.
American Funds Service Company will monitor for other types of activity that could potentially be harmful to the Master Fund and American Underlying Funds - for example short-term trading activity in multiple funds. If American Funds Service Company identifies any activity that may constitute frequent trading, it reserves the right to contact the insurance company separate account or feeder fund and request that the separate account or feeder fund either provide information regarding an account owner’s transactions or restrict the account owner’s trading. If American Funds Service Company is not satisfied that insurance company separate account or feeder fund has taken appropriate action, American Funds Service Company may terminate the separate account’s or feeder fund’s ability to transact in Master Fund or American Underlying Fund shares.
There is no guarantee that all instances of frequent trading in shares of the Master Fund or American Underlying Funds will be prevented.
Determining Net Asset Value
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each Business Day. A “Business Day” is every day the NYSE is open. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the Business Day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NAV per share of the Feeder Fund is calculated by taking the NAV of the Master Fund, subtracting the Feeder Fund’s liabilities and dividing by the number of shares of the Feeder Fund that are outstanding. The NAV for the MML VIP Conservative Allocation Fund,  MML VIP Balanced Allocation Fund,  MML VIP Moderate Allocation Fund,  MML VIP Growth Allocation Fund,  MML VIP Aggressive Allocation Fund, MML VIP American Funds 65/35 Allocation Fund, and MML VIP American Funds 80/20 Allocation Fund is calculated by adding the value of its investments in the respective MML VIP Underlying Funds or American Underlying Funds (based on their  NAVs), subtracting the Fund’s liabilities and dividing by the number of shares of the Fund that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that the Master Fund or an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.

The  NAV of each Fund is based upon the NAV(s) of the Master Fund or Underlying Funds, as applicable. Shares of the Master Fund and Underlying Funds are valued at their closing NAVs as reported on each Business Day.
The Master Fund and certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next Business Day.
The prospectuses and SAIs for the Master Fund and Underlying Funds, as applicable, explain the valuation methods for the Master Fund and Underlying Funds, including the circumstances under which the Master Fund or Underlying Funds may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC’s EDGAR database on its Internet site at https://www.sec.gov.
Taxation and Distributions
Each Fund and each of the Master Fund and Underlying Funds has elected (or in the case of a new fund, intends to elect) to qualify each year for treatment as a regulated investment company under Subchapter M of the Code. Assuming they so qualify, none of the Funds, the Master Fund, or the Underlying Funds will be subject to U.S. federal income tax on any net income or any capital gains that are distributed or deemed to have been distributed in a timely manner to shareholders.
For each Fund, distributions, if any, are declared and paid annually.
Generally, owners of variable life insurance policies and variable annuity contracts are not taxed currently on income or gains realized with respect to such contracts. However, distributions from such contracts may be taxable at ordinary income tax rates. In addition, distributions made to an owner who is younger than 59½ years may be subject to a 10% penalty tax. Investors should ask their own tax advisers for more information on their own tax situation, including possible foreign, state, or local taxes.
In order for investors to receive the favorable tax treatment available to holders of variable life insurance policies and variable annuity contracts, the separate accounts underlying such policies or contracts, as well as the Funds in which these accounts invest, must meet certain diversification requirements. Each Fund intends to comply with these requirements. If a Fund does not meet these requirements, income accrued under the policies or contracts for the current and all prior taxable years would be taxable currently to the holders of such policies or contracts.
A Fund’s investment in foreign securities through its investment in the Master Fund or certain Underlying Funds may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased.
Please refer to the  SAI for more information regarding the tax treatment of the Funds. For a discussion of the tax consequences of variable life insurance policies and variable annuity contracts, please refer to the prospectus for the applicable policy or contract. In addition, please refer to the prospectus and SAI for each of the Master Fund and Underlying Funds which are available on the SEC’s EDGAR database on its Internet site at https://www.sec.gov.

Financial Highlights
The financial highlights tables are intended to help you understand the Funds’ financial performance for the past 5 years (or shorter periods for newer Funds). The MML VIP American Funds 80/20 Allocation Fund had not begun operations prior to the date of this Prospectus, and therefore has no financial results. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions) but do not include charges and expenses attributable to any insurance product. Any such charges and expenses would reduce the total return figures for the periods shown. This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with each Fund’s financial statements, are included in the Funds’ Form N-CSR for the fiscal year ended December 31, 2025, and are incorporated by reference into the SAI, and are available upon request.
MML VIP Conservative Allocation Fund
(formerly known as MML Conservative Allocation Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25.............	$ 8.32	$0.27	$ 0.58	$ 0.85	$(0.30)	$ —	$(0.30)	$ 8.87	10.29%	$ 51,341	0.14%	3.17%
12/31/24.............	8.01	0.23	0.30	0.53	(0.22)	—	(0.22)	8.32	6.61%	57,989	0.14%	2.83%
12/31/23.............	8.05	0.19	0.68	0.87	(0.28)	(0.63)	(0.91)	8.01	11.65%	65,534	0.13%	2.30%
12/31/22.............	10.77	0.18	(1.72)	(1.54)	(0.38)	(0.80)	(1.18)	8.05	(14.74%)	67,320	0.13%	1.94%
12/31/21.............	10.34	0.22	0.66	0.88	(0.13)	(0.32)	(0.45)	10.77	8.60%	86,161	0.12%	2.05%
Service Class
12/31/25.............	$ 8.21	$0.25	$ 0.56	$ 0.81	$(0.27)	$ —	$(0.27)	$ 8.75	9.98%	$156,428	0.39%	2.99%
12/31/24.............	7.90	0.21	0.30	0.51	(0.20)	—	(0.20)	8.21	6.41%	182,135	0.39%	2.58%
12/31/23.............	7.95	0.16	0.68	0.84	(0.26)	(0.63)	(0.89)	7.90	11.32%	212,455	0.38%	2.06%
12/31/22.............	10.64	0.15	(1.69)	(1.54)	(0.35)	(0.80)	(1.15)	7.95	(14.91%)	232,827	0.38%	1.66%
12/31/21.............	10.22	0.19	0.65	0.84	(0.10)	(0.32)	(0.42)	10.64	8.33%	314,582	0.37%	1.75%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate[x]...........................................................................	31%	14%	14%	21%	28%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
x	Amount does not include the portfolio activity of any underlying fund.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP Balanced Allocation Fund
(formerly known as MML Balanced Allocation Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25.............	$ 8.65	$0.26	$ 0.69	$ 0.95	$(0.27)	$(0.01)	$(0.28)	$ 9.32	11.10%	$ 68,203	0.14%	2.84%
12/31/24.............	8.22	0.22	0.41	0.63	(0.20)	—	(0.20)	8.65	7.70%	71,830	0.13%	2.57%
12/31/23.............	8.26	0.17	0.79	0.96	(0.28)	(0.72)	(1.00)	8.22	12.47%	77,063	0.13%	2.10%
12/31/22.............	10.88	0.16	(1.72)	(1.56)	(0.36)	(0.70)	(1.06)	8.26	(14.73%)	80,987	0.13%	1.76%
12/31/21.............	10.32	0.20	0.82	1.02	(0.14)	(0.32)	(0.46)	10.88	9.98%	106,757	0.12%	1.88%
Service Class
12/31/25.............	$ 8.55	$0.23	$ 0.69	$ 0.92	$(0.25)	$(0.01)	$(0.26)	$ 9.21	10.80%	$205,099	0.39%	2.57%
12/31/24.............	8.13	0.19	0.41	0.60	(0.18)	—	(0.18)	8.55	7.37%	219,357	0.38%	2.28%
12/31/23.............	8.17	0.15	0.78	0.93	(0.25)	(0.72)	(0.97)	8.13	12.26%	252,382	0.38%	1.85%
12/31/22.............	10.77	0.14	(1.71)	(1.57)	(0.33)	(0.70)	(1.03)	8.17	(14.97%)	267,476	0.38%	1.52%
12/31/21.............	10.22	0.17	0.81	0.98	(0.11)	(0.32)	(0.43)	10.77	9.70%	363,021	0.37%	1.62%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate[x]...........................................................................	29%	14%	12%	16%	25%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
x	Amount does not include the portfolio activity of any underlying fund.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP Moderate Allocation Fund
(formerly known as MML Moderate Allocation Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25.............	$ 9.04	$0.23	$ 0.83	$ 1.06	$(0.26)	$ —	$(0.26)	$ 9.84	11.83%	$ 184,092	0.12%	2.44%
12/31/24.............	8.48	0.20	0.55	0.75	(0.19)	—	(0.19)	9.04	8.87%	200,430	0.12%	2.24%
12/31/23.............	8.59	0.16	0.94	1.10	(0.30)	(0.91)	(1.21)	8.48	13.90%	211,139	0.12%	1.88%
12/31/22.............	11.54	0.16	(1.84)	(1.68)	(0.34)	(0.93)	(1.27)	8.59	(14.97%)	212,502	0.12%	1.64%
12/31/21.............	10.84	0.18	1.11	1.29	(0.16)	(0.43)	(0.59)	11.54	11.99%	284,654	0.11%	1.60%
Service Class
12/31/25.............	$ 8.90	$0.20	$ 0.82	$ 1.02	$(0.23)	$ —	$(0.23)	$ 9.69	11.57%	$ 713,876	0.37%	2.19%
12/31/24.............	8.35	0.17	0.55	0.72	(0.17)	—	(0.17)	8.90	8.58%	802,890	0.37%	1.93%
12/31/23.............	8.47	0.14	0.93	1.07	(0.28)	(0.91)	(1.19)	8.35	13.62%	955,873	0.37%	1.60%
12/31/22.............	11.38	0.13	(1.80)	(1.67)	(0.31)	(0.93)	(1.24)	8.47	(15.12%)	1,044,314	0.37%	1.37%
12/31/21.............	10.70	0.15	1.09	1.24	(0.13)	(0.43)	(0.56)	11.38	11.67%	1,461,553	0.36%	1.36%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate[x]...........................................................................	27%	12%	13%	15%	21%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
x	Amount does not include the portfolio activity of any underlying fund.
zThe net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP Growth Allocation Fund
(formerly known as MML Growth Allocation Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25.............	$ 7.87	$0.15	$ 0.85	$ 1.00	$(0.17)	$(0.34)	$(0.51)	$ 8.36	12.99%	$330,289	0.12%	1.88%
12/31/24.............	7.21	0.14	0.65	0.79	(0.12)	(0.01)	(0.13)	7.87	10.93%	340,085	0.12%	1.76%
12/31/23.............	7.38	0.11	0.97	1.08	(0.23)	(1.02)	(1.25)	7.21	15.98%	345,439	0.12%	1.52%
12/31/22.............	10.11	0.11	(1.61)	(1.50)	(0.24)	(0.99)	(1.23)	7.38	(15.30%)	337,615	0.12%	1.35%
12/31/21.............	9.38	0.14	1.19	1.33	(0.16)	(0.44)	(0.60)	10.11	14.33%	443,650	0.12%	1.36%
Service Class
12/31/25.............	$ 7.77	$0.13	$ 0.83	$ 0.96	$(0.15)	$(0.34)	$(0.49)	$ 8.24	12.60%	$561,922	0.37%	1.64%
12/31/24.............	7.13	0.11	0.64	0.75	(0.10)	(0.01)	(0.11)	7.77	10.50%	570,767	0.37%	1.50%
12/31/23.............	7.30	0.09	0.97	1.06	(0.21)	(1.02)	(1.23)	7.13	15.83%	604,363	0.37%	1.27%
12/31/22.............	10.00	0.09	(1.59)	(1.50)	(0.21)	(0.99)	(1.20)	7.30	(15.45%)	583,458	0.37%	1.10%
12/31/21.............	9.29	0.11	1.17	1.28	(0.13)	(0.44)	(0.57)	10.00	13.93%	763,680	0.37%	1.10%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate[x]...........................................................................	26%	14%	11%	15%	27%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
x	Amount does not include the portfolio activity of any underlying fund.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP Aggressive Allocation Fund
(formerly known as MML Aggressive Allocation Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[q]	Net investment income (loss) to average daily net assets
Initial Class
12/31/25.............	$ 9.12	$0.12	$ 1.16	$ 1.28	$(0.14)	$(0.29)	$(0.43)	$ 9.97	14.17%	$59,921	0.16%	1.28%
12/31/24.............	8.33	0.11	0.95	1.06	(0.10)	(0.17)	(0.27)	9.12	12.74%	58,693	0.16%	1.21%
12/31/23.............	8.26	0.09	1.32	1.41	(0.26)	(1.08)	(1.34)	8.33	18.32%	58,623	0.15%	1.09%
12/31/22.............	11.70	0.10	(1.90)	(1.80)	(0.21)	(1.43)	(1.64)	8.26	(15.90%)	54,729	0.16%	1.02%
12/31/21.............	10.58	0.12	1.63	1.75	(0.15)	(0.48)	(0.63)	11.70	16.65%	73,193	0.14%	1.05%
Service Class
12/31/25.............	$ 8.89	$0.10	$ 1.13	$ 1.23	$(0.12)	$(0.29)	$(0.41)	$ 9.71	13.91%	$64,562	0.41%	1.03%
12/31/24.............	8.12	0.08	0.94	1.02	(0.08)	(0.17)	(0.25)	8.89	12.54%	63,694	0.41%	0.95%
12/31/23.............	8.08	0.07	1.29	1.36	(0.24)	(1.08)	(1.32)	8.12	17.97%	70,520	0.40%	0.81%
12/31/22.............	11.48	0.07	(1.86)	(1.79)	(0.18)	(1.43)	(1.61)	8.08	(16.13%)	68,519	0.41%	0.79%
12/31/21.............	10.39	0.09	1.60	1.69	(0.12)	(0.48)	(0.60)	11.48	16.40%	95,028	0.39%	0.78%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate[x]...........................................................................	28%	18%	15%	23%	37%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
x	Amount does not include the portfolio activity of any underlying fund.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP American Funds Growth Fund
(formerly known as MML American Funds Growth Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets[u]	Net investment income (loss) to average daily net assets
Service Class I
12/31/25.............	$16.93	$(0.08)	$ 3.35	$ 3.27	$ —	$(1.27)	$(1.27)	$18.93	19.66%	$345,322	0.69%	(0.45%)
12/31/24.............	13.96	(0.02)	4.23	4.21	—	(1.24)	(1.24)	16.93	31.11%	293,709	0.68%	(0.10%)
12/31/23.............	12.15	(0.01)	4.29	4.28	(0.21)	(2.26)	(2.47)	13.96	37.96%	247,407	0.68%	(0.08%)
12/31/22.............	22.52	(0.02)	(6.38)	(6.40)	(0.08)	(3.89)	(3.97)	12.15	(30.29%)	195,283	0.69%	(0.11%)
12/31/21.............	19.56	(0.05)	4.20	4.15	—	(1.19)	(1.19)	22.52	21.48%	292,504	0.68%	(0.21%)

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate[x]...........................................................................	11%	9%	11%	10%	13%
c	Per share amount calculated on the average shares method.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
u	The fund does not directly bear expenses of the Master Fund which are not included in the Fund’s expense ratio. The Fund indirectly bears its proportionate share of the expenses of the Master Fund.
x	Amount does not include the portfolio activity of the Master Fund.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

MML VIP American Funds 65/35 Allocation Fund
(formerly known as MML American Funds Core Allocation Fund)

		Income (loss) from investment operations			Less distributions to shareholders					Ratios / Supplemental Data
	Net asset value, beginning of period	Net investment income (loss)[c,j]	Net realized and unrealized gain (loss) on investments	Total income (loss) from investment operations	From net investment income	From net realized gains	Total distributions	Net asset value, end of the period	Total return[m,z]	Net assets, end of the period (000’s)[z]	Ratio of expenses to average daily net assets before expense waivers[q]	Ratio of expenses to average daily net assets after expense waivers[j,q]	Net investment income (loss) to average daily net assets
Service Class I
12/31/25..............	$10.87	$0.16	$ 1.38	$ 1.54	$(0.22)	$(0.63)	$(0.85)	$11.56	14.54%	$548,886	0.73%	N/A	1.45%
12/31/24..............	10.06	0.18	1.02	1.20	(0.20)	(0.19)	(0.39)	10.87	11.87%	581,458	0.72%	0.72%[l]	1.64%
12/31/23..............	10.38	0.17	1.19	1.36	(0.43)	(1.25)	(1.68)	10.06	14.37%	671,962	0.72%	0.72%[l]	1.63%
12/31/22..............	13.22	0.19	(1.98)	(1.79)	(0.26)	(0.79)	(1.05)	10.38	(13.70%)	704,868	0.72%	0.61%	1.62%
12/31/21..............	12.16	0.13	1.42	1.55	(0.17)	(0.32)	(0.49)	13.22	12.85%	933,788	0.71%	0.65%	1.00%

	Year Ended December 31
	2025	2024	2023	2022	2021
Portfolio turnover rate[x]...........................................................................	49%	10%	8%	19%	11%
c	Per share amount calculated on the average shares method.
j	Computed after giving effect to an agreement by MML Advisers to waive certain fees and expenses of the Fund.
l	Expenses incurred during the period fell under the expense cap.
m	Total return does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
q	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds, as applicable.
x	Amount does not include the portfolio activity of any underlying fund.
z	The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

Index Descriptions
The Bloomberg U.S. Aggregate Bond Index measures the performance of investment grade, U.S. dollar- denominated, fixed-rate taxable bond market securities, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid ARM pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). It rolls up into other Bloomberg flagship indexes, such as the multi-currency Global Aggregate Index and the U.S. Universal Index, which includes high yield and emerging markets debt. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Custom MML VIP Aggressive Allocation Index comprises the Bloomberg U.S. Aggregate Bond Index, Russell 3000 Index, and MSCI ACWI ex USA. The weightings of each index are 10%, 67.5%, and 22.5%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Custom MML VIP Balanced Allocation Index comprises the Bloomberg U.S. Aggregate Bond Index, Russell 3000 Index, and MSCI ACWI ex USA. The weightings of each index are 50%, 37.5%, and 12.5%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Custom MML VIP Conservative Allocation Index comprises the Bloomberg U.S. Aggregate Bond Index, Russell 3000 Index, and MSCI ACWI ex USA. The weightings of each index are 60%, 30%, and 10%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Custom MML VIP 65/35 Allocation Index comprises the S&P 500 Index, Bloomberg U.S. Aggregate Bond Index, and MSCI ACWI ex USA. The weightings of each index are 55%, 35%, and 10%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Custom MML VIP 80/20 Allocation Index comprises the S&P 500 Index, Bloomberg U.S. Aggregate Bond Index, and MSCI ACWI ex USA. The weightings of each index are 67.5%, 20%, and 12.5%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Custom MML VIP Growth Allocation Index comprises the Bloomberg U.S. Aggregate Bond Index, Russell 3000 Index, and MSCI ACWI ex USA. The weightings of each index are 25%, 56.25%, and 18.75%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Custom MML VIP Moderate Allocation Index comprises the Bloomberg U.S. Aggregate Bond Index, Russell 3000 Index, and MSCI ACWI ex USA. The weightings of each index are 40%, 45%, and 15%, respectively. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The MSCI All Country World Index (ACWI) measures the performance of the large- and mid-cap segments of all country markets. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The MSCI All Country World Index (ACWI) ex USA measures the performance of the large- and mid-cap segments of the particular regions, excluding U.S. equity securities, including developed and emerging markets. It is free float-adjusted market-capitalization weighted. The Index does not reflect any deduction for fees or expenses and cannot be purchased directly by investors.
The Russell 1000 Growth Index measures the performance of the large-cap growth segment of U.S. equity securities. It includes the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.
The Russell 3000 Index measures the performance of the 3000 largest U.S. companies representing approximately 98% of the investable U.S. equity market. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

The S&P 500 Index measures the performance of 500 widely held stocks in the U.S. equity market. Standard and Poor’s chooses member companies for the index based on market size, liquidity, and industry group representation. Included are the stocks of industrial, financial, utility, and transportation companies. Since mid-1989, this composition has been more flexible and the number of issues in each sector has varied. It is market capitalization-weighted. The Index does not reflect any deduction for fees, expenses, or taxes and cannot be purchased directly by investors.

MML SERIES INVESTMENT FUND
1295 State Street
Springfield, Massachusetts 01111-0001
Learning More About the Funds
You can learn more about the Funds by reading the Funds’ Annual and Semi-annual Shareholder Reports, Form N-CSR, the SAI, and the SAI for the American Funds Insurance Series. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual Shareholder Reports, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report. In Form N-CSR, you will find each Fund’s annual and semi-annual financial statements. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.
How to Obtain Information
From the Funds:
You may request information about the Funds free of charge (including the Annual/Semi-annual Shareholder Reports, the SAI, and other information such as Fund financial statements) and make shareholder inquiries by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com. You may also obtain copies of the Annual/Semi-annual Shareholder Reports, the SAI, and other information such as Fund financial statements free of charge at https://www.massmutual.com/product-performance/variable-insurance-funds. Additionally, you may obtain a copy of the SAI for the American Funds Insurance Series by using the contact information above.
From the SEC:
Information about the Funds (including the most recent Annual/Semi-annual Shareholder Reports, the Form N-CSR, which includes other information such as each Fund’s financial statements, and the SAI) is available on the SEC’s EDGAR database on its Internet site at https://www.sec.gov. You can also get copies of this information, upon payment of a copying fee, by electronic request at publicinfo@sec.gov.
When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-2224.

Underwriter:
MML Distributors, LLC 1295 State Street Springfield, Massachusetts 01111-0001

© 2026 Massachusetts Mutual Life Insurance Company (MassMutual®), Springfield, MA 01111-0001. All rights reserved. www.MassMutual.com. Investment Adviser: MML Investment Advisers, LLC

MMLALLPRO-26-00

MML SERIES INVESTMENT FUND
1295 STATE STREET
SPRINGFIELD, MASSACHUSETTS 01111-0001
STATEMENT OF ADDITIONAL INFORMATION
THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS’ PROSPECTUS DATED APRIL 24, 2026, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FUNDS’ AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025 FROM THE FUNDS’ FORM N-CSR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025. THE FUNDS’ PROSPECTUS, SHAREHOLDER REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION ARE AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-888-309-3539, BY SENDING AN EMAIL REQUEST TO FUNDINFO@MASSMUTUAL.COM, OR BY VISITING MASSMUTUAL’S WEBSITE AT HTTPS://WWW.MASSMUTUAL.COM/PRODUCT-PERFORMANCE/VARIABLE-INSURANCE-FUNDS OR THE SEC’S WEBSITE AT HTTPS://WWW.SEC.GOV.
This SAI relates to the following Funds:

MML Focused Equity Fund
Class II
Service Class I
MML Foreign Fund
Initial Class
Service Class
MML Income & Growth Fund
Initial Class
Service Class
MML Small/Mid Cap Value Fund
Initial Class
Service Class
MML Sustainable Equity Fund
Initial Class
Service Class
MML VIP American Century Mid Cap Value Fund
Initial Class
Service Class
MML VIP American Century Small Company Value Fund
Class II
Service Class I
MML VIP BlackRock® Equity Index Fund
Class I
Class II
Class III
Service Class I
MML VIP Fidelity Institutional AM® Core Plus Bond Fund
Class II
Service Class I

MML VIP Invesco Global Fund
Class I
Class II
Service Class I
MML VIP Invesco Main Street Equity Fund
Class II
Service Class I
MML VIP JPMorgan U.S. Research Enhanced Equity Fund
Initial Class
Service Class
MML VIP Loomis Sayles Large Cap Growth Fund
Initial Class
Service Class
MML VIP MFS® International Equity Fund
Class II
Service Class I
MML VIP T. Rowe Price Blue Chip Growth Fund
Initial Class
Service Class
MML VIP T. Rowe Price Equity Income Fund
Initial Class
Service Class
MML VIP T. Rowe Price Mid Cap Growth Fund
Initial Class
Service Class
MML VIP Wellington Small Cap Growth Equity Fund
Initial Class
Service Class
Dated April 24, 2026

GENERAL INFORMATION
MML Series Investment Fund (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 16 diversified series of the Trust: (1) MML Focused Equity Fund (“Focused Equity Fund”), (2) MML Foreign Fund (“Foreign Fund”), (3) MML Income & Growth Fund (“Income & Growth Fund”), (4) MML Small/Mid Cap Value Fund (“Small/Mid Cap Value Fund”), (5) MML Sustainable Equity Fund (“Sustainable Equity Fund”), (6) MML VIP American Century Mid Cap Value Fund (formerly known as MML Mid Cap Value Fund) (“Mid Cap Value Fund”), (7) MML VIP American Century Small Company Value Fund (formerly known as MML Small Company Value Fund) (“Small Company Value Fund”), (8) MML VIP BlackRock® Equity Index Fund (formerly known as MML Equity Index Fund) (“Equity Index Fund”), (9) MML VIP Fidelity Institutional AM® Core Plus Bond Fund (formerly known as MML Total Return Bond Fund) (“Core Plus Bond Fund”), (10) MML VIP Invesco Global Fund (formerly known as MML Global Fund) (“Global Fund”), (11) MML VIP Invesco Main Street Equity Fund (formerly known as MML Fundamental Equity Fund) (“Main Street Equity Fund”), (12) MML VIP JPMorgan U.S. Research Enhanced Equity Fund (formerly known as MML Managed Volatility Fund) (“U.S. Research Enhanced Equity Fund”), (13) MML VIP MFS® International Equity Fund (formerly known as MML International Equity Fund) (“International Equity Fund”), (14) MML VIP T. Rowe Price Equity Income Fund (formerly known as MML Equity Income Fund) (“Equity Income Fund”), (15) MML VIP T. Rowe Price Mid Cap Growth Fund (formerly known as MML Mid Cap Growth Fund) (“Mid Cap Growth Fund”), and (16) MML VIP Wellington Small Cap Growth Equity Fund (formerly known as MML Small Cap Growth Equity Fund) (“Small Cap Growth Equity Fund”); and two non-diversified series of the Trust: MML VIP Loomis Sayles Large Cap Growth Fund (formerly known as MML Large Cap Growth Fund) (“Large Cap Growth Fund”) and MML VIP T. Rowe Price Blue Chip Growth Fund (formerly known as MML Blue Chip Growth Fund) (“Blue Chip Growth Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 26 separate series. Each series has its own investment objective and policies and is designed to meet different investment needs. Additional series may be created by the Trustees from time-to-time.
The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by its life insurance company subsidiaries, including MML Bay State Life Insurance Company (“MML Bay State”) and C.M. Life Insurance Company (“C.M. Life”). Shares of the Funds are offered solely to separate investment accounts established by MassMutual, its life insurance company subsidiaries, and the MML VIP Allocation Funds, which are “funds of funds” series of the Trust.
MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services for the Funds pursuant to investment management and administrative and shareholder services agreements. MML Advisers has entered into investment subadvisory agreements pursuant to which AllianceBernstein L.P. (“AllianceBernstein”) manages the investment of the assets of the Small/Mid Cap Value Fund; American Century Investment Management, Inc. (“American Century”) manages the investment of the assets of the Mid Cap Value Fund, Small Company Value Fund, and Sustainable Equity Fund; Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) manages the investment of the assets of the Income & Growth Fund; BlackRock Investment Management, LLC (“BlackRock”) manages the investment of the assets of the Equity Index Fund; FIAM LLC (“FIAM”) manages the investment of the assets of the Core Plus Bond Fund; Invesco Advisers, Inc. (“Invesco Advisers”) manages the investment of the assets of the Global Fund and Main Street Equity Fund; J.P. Morgan Investment Management Inc. (“J.P. Morgan”) manages the investment of the assets of the U.S. Research Enhanced Equity Fund; Loomis, Sayles & Company, L.P. (“Loomis Sayles”) manages the investment of the assets of the Large Cap Growth Fund; Massachusetts Financial Services Company (“MFS”) manages the investment of the assets of the International Equity; Thompson, Siegel & Walmsley LLC (“TSW”) manages the investment of the assets of the Foreign Fund; T. Rowe Price Associates, Inc. (“T. Rowe Price”) manages the investment of the assets of the Blue Chip Growth Fund, Equity Income Fund, and Mid Cap Growth Fund; and Wellington Management Company LLP (“Wellington Management”) manages the investment of the assets of the Focused Equity Fund and Small Cap Growth Equity Fund. In addition, T. Rowe Price Investment Management, Inc. (“T. Rowe Price Investment Management”) serves as a sub-subadviser for the Mid Cap

Growth Fund. MML Advisers, AllianceBernstein, American Century, Barrow Hanley, BlackRock, FIAM, Invesco Advisers, J.P. Morgan, Loomis Sayles, MFS, TSW, T. Rowe Price, T. Rowe Price Investment Management, and Wellington Management are registered with the Securities and Exchange Commission (the “SEC”) as investment advisers. References in this SAI to a Fund’s subadviser may include any sub-subadvisers as applicable.
ADDITIONAL INVESTMENT POLICIES
Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.
Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to Appendix A.
Core Plus Bond Fund
Disclaimer. Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
Equity Index Fund and U.S. Research Enhanced Equity Fund
Tracking Error. There are several reasons why the performance of the Equity Index Fund may not track its index. Unlike the S&P 500® Index, the Fund incurs administrative expenses and transaction costs in trading stocks. In addition, the composition of the S&P 500 Index and the Fund’s portfolio may occasionally diverge as the result of legal restrictions, costs, or liquidity constraints, especially during times when a sampling methodology is used. Furthermore, the timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash for the Fund. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” index. The Fund’s subadviser, BlackRock, expects that, under normal circumstances, the annual performance of the Fund, before fees and expenses, will track the performance of the S&P 500 Index within a 0.95 correlation coefficient.
Non-Diversification. The Equity Index Fund intends to be diversified in approximately the same proportion as the S&P 500 Index is diversified. The Equity Index Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the S&P 500 Index. In these circumstances, the Equity Index Fund may hold larger positions in a smaller number of issuers than a diversified fund. Shareholder approval will not be sought if the Equity Index Fund crosses from diversified to non-diversified status under such circumstances.
Disclaimer. The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P®, S&P 500®, SPX®, SPY®, US 500™, The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. It is not possible to invest directly in an index. The Equity Index Fund and U.S. Research Enhanced Equity Fund are not sponsored or sold by SPDJI, Dow Jones, S&P, or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Equity Index Fund or U.S. Research Enhanced Equity Fund or any member of the public regarding the advisability of investing in securities generally or in the Equity Index Fund or U.S. Research Enhanced Equity Fund particularly or the ability of the S&P 500 Index to track general market performance. Past performance of an index is not an indication or guarantee of future results. S&P Dow Jones Indices’ only relationship to MassMutual with respect to the S&P 500 Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to MassMutual or the Equity Index Fund and U.S. Research Enhanced Equity Fund, as applicable. S&P Dow Jones Indices has no obligation to take the needs of MassMutual or the owners of the Equity Index Fund or U.S. Research Enhanced Equity Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Equity Index Fund or U.S. Research Enhanced Equity Fund. There is no assurance that investment products based on the S&P 500 Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment adviser, commodity trading advisory, commodity pool operator, broker dealer, fiduciary, promoter (as defined in the 1940 Act ), “expert” (as enumerated within 15 U.S.C. § 77k(a)) or tax advisor. Inclusion of a security, commodity, crypto currency or other asset within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, commodity, crypto currency or other asset, nor is it considered to be investment advice or commodity trading advice. SPDJI provides indices that use environmental, social and/or governance (ESG) indicators (including, without limit, business involvement screens, conformance to voluntary corporate standards, GHG emissions data, and ESG scores) to select, weight and/or exclude constituents. ESG indicators seek to measure a company’s, or an asset’s performance, with respect to E, S and/or G criteria. ESG indicators are derived from publicly reported data, modelled data, or a combination of reported and modelled data. ESG indicators are based on a qualitative assessment due to the absence of well-defined uniform market standards and the use of multiple methodologies to assess ESG factors. No single clear, definitive test or framework (legal, regulatory, or otherwise) exists to determine labels such as, “ESG”, “sustainable”, “good governance”, “no adverse environmental, social and/or other impacts”, or other equivalently labelled objectives. Therefore, the exercise of subjective judgment is necessary. Different persons may classify the same investment, products and/or strategy differently regarding the foregoing labels.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY MASSMUTUAL, OWNERS OF THE EQUITY INDEX FUND OR U.S. RESEARCH ENHANCED EQUITY FUND OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DOW JONES INDICES HAS NOT REVIEWED, PREPARED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P DOW JONES INDICES HAVE ANY CONTROL OVER, THE EQUITY INDEX FUND OR U.S. RESEARCH ENHANCED EQUITY FUND REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND MASSMUTUAL, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.
Mid Cap Value Fund and Small Company Value Fund
Disclaimer. The “American Century” name is the property of American Century Proprietary Holdings, Inc. and is being used by the Fund with the permission of American Century.
Asset-Based Securities
A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements.

Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.
Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.
Bank Capital Securities
A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.
A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.
Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.
The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.
Below Investment Grade Debt Securities
A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)

Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).
Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default by an issuer of below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Borrowings
A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.
Cash and Short-Term Debt Securities
Money Market Instruments Generally. The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.
Recent Money Market Regulatory Reforms. Changes in government regulations may adversely affect the value of a security held by a Fund. The SEC has adopted amendments to money market fund regulation that permit a money market fund to impose discretionary liquidity fees, increase the fund’s daily and weekly liquid asset minimum requirements, and eliminate the ability of the fund to temporarily suspend redemptions due to declines in such fund’s weekly liquid assets, among other changes. As of the date of this SAI, the Board has elected not to subject any applicable Fund to such discretionary liquidity fees. These changes may result in reduced yields for money market funds, including funds that may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, which may impact the structure and operation or performance of a Fund.
Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.
The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.
Cash, Short-Term Instruments, and Temporary Investments. The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).
Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.
Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Commodities
A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth or decline and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, epidemics, war, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, insufficient storage capacity, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can bear on the Fund’s ability to qualify as such.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Concentration Policy
For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.
Convertible Securities
The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.
Cyber Security and Technology
With the increased use of technologies such as mobile devices and web-based or “cloud” applications, and the dependence on the Internet and computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, ransomware attacks, social engineering attempts (such as business email compromise attacks), and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption, and telephone call-backs, may have an adverse impact on an investment in a Fund. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The rapid development and increasingly widespread use of new technologies, including machine learning technology and generative models, could exacerbate these risks. As a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cyber-attacks, particularly those from nation-states or from entities with nation-state backing.
Artificial Intelligence. Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems.
The Funds’ investment adviser and subadvisers, as well as the Funds and the issuers in which they invest, service providers, and other market participants may use and/or expand use of artificial intelligence in connection with business, operating, and investment activities. Actual usage of such artificial intelligence, and users’ policies related thereto (if any), will vary, and there is a risk of misuse of artificial intelligence technologies.
Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate, or biased leading to adverse effects for a Fund, including, potentially, operational errors and investment losses.
Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of a Fund’s investment adviser and subadviser, as well as the Fund or the issuers in which it invests, service providers, or other market participants to utilize artificial intelligence in the manner used to-date, and may have an adverse impact on the ability of a Fund’s investment adviser and subadviser, as well as the Fund or the issuers in which it invests, service providers, or other market participants to continue to operate as intended.
Debtor-in-Possession Financings
The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.
Derivatives
General. Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); which exposes a Fund to increased counterparty credit risk, i.e., the ability and willingness of the Fund’s counterparty to perform its obligations under the transaction. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
A Fund is subject to the credit risk of its counterparty to derivative transactions (including repurchase and reverse repurchase agreements) and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a transaction. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union and the United Kingdom (sometimes referred to as a “bail in”).
A Fund may enter into cleared derivatives transactions and/or exchange-traded derivatives contracts. When a Fund enters into a cleared derivative transaction and/or an exchange-traded derivatives contract, it is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position. The clearing member or the clearinghouse could also fail to perform its obligations, causing losses to the Fund. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses and increasingly fewer clearing members. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing member is required to maintain customers’ assets in omnibus accounts for all of its customers segregated from the clearing member’s proprietary assets. If, for example, a clearing member fails to segregate customer assets, is unable to satisfy a substantial deficit in a customer account, or in the event of fraud or misappropriation of customer assets by a clearing member, clearing member customers may be subject to risk of loss of their funds in the event of that clearing member’s bankruptcy. A Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers by account class. It is not entirely clear how an insolvency proceeding of a clearinghouse, or the clearing member through which the Fund holds its positions at a clearinghouse, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearinghouse or clearing member would have on the financial system more generally.
U.S. and non-U.S. legislative and governmental authorities, various exchanges, and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are additional position limits and reporting requirements, daily price fluctuation limits for futures and options transactions, margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. Such legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, and may cause uncertainty in the markets for a variety of derivative instruments. It is also possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. For example, the SEC adopted

Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of Rule 18f-4 remains unclear. Rule 18f-4, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4), however, are not subject to the full requirements under the rule. Legislative and regulatory measures like this and others are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.
The CFTC, certain foreign regulators, and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals, and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits, unless an exemption applies. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the investment adviser or subadviser may be aggregated for this purpose. Therefore, the trading decisions of the investment adviser or subadviser or their respective affiliates may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.
No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.
Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they contemplate the purchase and sale of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.
A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.
A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.
The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.
Currency Forward and Futures Contracts. A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future sale of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.
Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to increased credit risk with respect to its counterparty, relative to foreign currency futures contracts that are traded on regulated exchanges. Because foreign currency forward contracts are private transactions between a Fund and its counterparty, the Fund will depend to a greater extent upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position as well as the risk that the clearing member or the clearinghouse could also fail to perform its obligations.
At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the contract is a non-deliverable or cash-settled contract, settle the contract on a net basis) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearinghouse associated with the exchange assumes responsibility for closing out such contracts.
Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that an active market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.
Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although certain options on foreign currencies may be listed on several exchanges. Although such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Foreign Currency Swap Agreements. A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)
Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.
Financial Futures Contracts
A Fund may enter into futures contracts, including interest rate futures contracts, index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).
A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to buy or sell a specified quantity of a financial instrument, such as a specific fixed income security, at a specified future time and at a specified price.
A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.
Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures.
There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid market for it.
The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid market. Futures are subject to the creditworthiness of the clearing members (i.e., futures commission merchants) and clearing organizations involved in the transactions.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction offsets the obligation to make or take delivery. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.
The investment adviser has claimed with respect to each Fund an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. For the investment adviser to be eligible to claim such an exclusion, a Fund’s exposure to futures contracts, options on such futures, commodity options and certain swaps may not exceed specified limits, as provided by CFTC Rule 4.5. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable with respect to a Fund, the investment adviser may be required to register with the CFTC as a commodity pool operator with respect to such Fund and additional requirements, including CFTC and National Futures Association (“NFA”)-mandated disclosure, reporting, and recordkeeping obligations, would apply with respect to that Fund. Compliance with such CFTC regulatory requirements and NFA rules could increase Fund expenses and potentially adversely affect a Fund’s total return.
Margin Payments. When a Fund purchases or sells a financial futures contract, it is required to deposit with the clearing member an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments to and from the clearing member occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the clearing member a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The clearing member then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.
When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option or only at expiration of the option, depending on the option’s terms. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to or on the exercise date suffer a loss of the premium paid.
Special Risks of Transactions in Financial Futures Contracts and Related Options. Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option (or a decrease in market value, in the case of a put option written by the Fund) may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.
If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.
Liquidity Risks. Positions in financial futures contracts may be closed out only on the exchange on which such contract is listed. Although the Funds intend to purchase or sell financial futures contracts for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.
Hedging Risks. There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.
Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction.
Other Risks. A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or security prices may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Swap Agreements and Options on Swap Agreements
A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.
A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. Swaptions are similar to options on securities except that they are traded over-the-counter (i.e., not on an exchange) and the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swaption contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the swaption contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract. A Fund may enter into swaptions for the same purposes as swaps.
Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
When a Fund enters into swap agreements, it is subject to the credit risk of its counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the agreement. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
Options, Rights, and Warrants
A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.
Call Options. A Fund may write call options on portfolio securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.
A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
Put Options. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.
By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing Put and Call Options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.
A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.
Options on Foreign Securities. A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on Securities Indexes. A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).
In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.
Risks Involved in the Sale of Options. The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.
Over-the-Counter Options. A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.
Rights and Warrants to Purchase Securities; Index Warrants; International. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.
A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.
There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.

Equity-Linked Notes
An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.
Hybrid Instruments
Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.
A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.
The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.
When a Fund invests in a hybrid instrument, it also takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.

Structured Investments
A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.
Commodity-Linked “Structured” Securities. Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.
Credit-Linked Securities. Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.
Event-Linked Securities. Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, and liquidity risk.
Structured Hybrid Instruments. Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.
The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.
A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions
A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.
Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market with limited exceptions. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. It is not clear the full impact the rules will have on the Funds.
Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Funds’ Board. The policies may be changed by the Board without obtaining shareholder approval. The Trust’s current non-fundamental policies are the following:
1. a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts; and
2. a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options.
Distressed Securities
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings, Inc. (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.
Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.
Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.
In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.
Environmental, Social, and Governance Considerations
With respect to certain Funds, certain environmental, social, and governance (“ESG”) factors, either quantitative or qualitative, may be considered by a Fund’s subadviser(s) in making investment decisions for the Fund as part of the investment process to implement the Fund’s investment strategy in pursuit of its investment objective. For these Funds, ESG factors are only one of many considerations that a subadviser may evaluate for any potential issuer or investment. The extent to which any ESG factors will affect a subadviser’s decision to invest in an issuer, if at all, will vary and depend on the analysis and judgment of the subadviser. The incorporation of ESG factors may not work as the subadviser intended.
A Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. The incorporation of ESG factors into a Fund’s investment process does not mean that every investment or potential investment undergoes an ESG review, and a Fund’s investment adviser or subadviser may not consider or identify every ESG factor for every investment the Fund makes, particularly, for example, in cases where ESG-related data for a potential investment is unavailable.
ESG considerations may affect a Fund’s exposure to certain issuers, industries, sectors, and factors that may impact the performance of a Fund. A Fund may forgo some market opportunities available to other funds that do not use these considerations, and an adviser or subadviser’s consideration of ESG factors may also impact a Fund’s performance relative to similar funds that do not consider ESG factors. A Fund may underperform other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. There is no guarantee that the evaluation of ESG considerations will be additive to a Fund’s performance.

Investors and other funds may differ in their views of what constitutes positive or negative ESG factors. As a result, a Fund may invest in issuers that do not reflect the ESG-related beliefs and values of any particular investor and that would not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used in the evaluation. ESG factors are expected to evolve over time, and one or more factors may not be relevant or material with respect to all issuers that are eligible for investment. In considering ESG factors, an adviser or subadviser may rely on proprietary research as well as third-party research, and such research may be incorrect, based on incomplete or inaccurate information, not sufficiently available, or subjective in nature, and thus could negatively affect the Fund’s performance. Complete ESG-related information or data may not be available for many issuers.
Exchange Traded Notes (ETNs)
ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.
The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.
A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.
Financial Services Companies
A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies. Events leading to limited liquidity, defaults, non-performance, or other adverse developments that affect the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of a Fund’s investments. Should such events occur, the U.S. Government may take measures to stabilize the financial system; however, uncertainty and liquidity concerns in the broader financial services industry may remain. Additionally, should there be additional systemic pressure on the financial system and capital markets, there can be no assurances of the response of any government or regulator, and any response may not be as favorable to industry participants as the measures currently being pursued. In addition, highly publicized issues related to the U.S. and global capital markets in the past have led to significant and widespread investor concerns over the integrity of the capital markets. Such events could in the future lead to further rules and regulations for public companies, banks, financial institutions, and other participants in the U.S. and global capital markets, and complying with the requirements of any such rules or regulations may be burdensome. Even if not adopted, evaluating and responding to any such proposed rules or regulations could result in increased costs and require significant attention from a Fund’s investment adviser and/or subadviser.
Fixed Income Securities
Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of debt securities, and a decline in interest rates will generally increase the value of debt securities. In addition, debt securities are subject to the ability of the issuer to make payment at maturity. As inflation increases, the present value of a Fund’s fixed income investment typically will decline. Investors’ expectation of future inflation can also adversely affect the current value of portfolio investments, resulting in lower asset values and potential losses.
To the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments, regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. Debt securities are subject to credit/counterparty risk. Credit/counterparty risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism, or other major events. U.S. Government securities are not generally perceived to involve credit/counterparty risks to the same extent as investments in other types of fixed income securities; as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate and municipal debt securities.
Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
Foreign Securities
Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or

“emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. A Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR. In addition, legislation passed in the U.S. could cause securities of a foreign issuer, including ADRs, to be delisted from U.S. stock exchanges if the issuer does not allow the U.S. Government to inspect or investigate the auditing of its financial information. Although the requirements of this legislation apply to securities of all foreign issuers, the U.S. Government has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The U.S. Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice, and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, including the threat of sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries, and are more susceptible to environmental problems. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.
A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. For example, certain European countries, as well as China, have developed increasingly strained relationships with the U.S., and if these relations were to worsen, they could adversely affect European and Chinese issuers that rely on the U.S. for trade. Moreover, the national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
Some countries, including the U.S., have adopted more protectionist trade policies. The U.S. Government recently altered its approach to international trade policy, resulting in significant impacts on international trade relations, certain tax and immigration policies, and other aspects of the national and international political and financial landscape. The rise in protectionist trade policies, slowing economic growth, changes to some major international trade agreements, risks associated with trade agreements between the U.S. and the European Union, and the risks associated with trade negotiations between the U.S. and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of a Fund and its investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which a Fund invests and other adverse impacts on a Fund’s overall performance.
In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may have less stringent investor protection and disclosure standards, and may be less liquid and more volatile than securities of comparable domestic issuers. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of material financial information about such companies and its reliability may be limited since such companies are generally not subject to the same regulatory, accounting, auditing, or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the PCAOB is unable to inspect audit work papers in certain emerging market countries. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the

Fund’s payments will not be returned. In addition, securities markets of emerging market countries are subject to the risk that such markets may close, sometimes for extended periods of time, due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice, and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.
Russia, the Middle East, and many other emerging market countries are highly reliant on income from oil sales. Oil prices can have a major impact on these economies. Other commodities such as base and precious metals are also important to these economies. As global supply and demand for commodities fluctuates, these economies can be significantly impacted by the prices of such commodities.
Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.
China Investment Risk. Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic, and social conditions, the impact of regional conflict on the economy, and hostile relations with neighboring countries.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements and religious and nationalist disputes with Tibet and the Xinjiang region. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia, and other neighbors due to territorial disputes, historical animosities, and other defense concerns. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs, or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy, and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. Chinese companies, such as those in the financial services or technology sectors, and potentially other sectors in the future, are subject to the risk that Chinese authorities can intervene in their operations and structure. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.
The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling, or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of the Funds. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Funds.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers, and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.
The Chinese government has taken positions that prevent the PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which the Funds invest may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
The Renminbi (“RMB”) is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of the Funds as capital may become trapped in the PRC. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Funds to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs and delays to the Funds.
While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on its economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability, and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing, and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.
From time to time, China has experienced outbreaks of infectious illnesses and the country may be subject to other public health threats, infectious illnesses, diseases, or similar issues in the future. Any spread of an infectious illness, public health threat, or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Fund’s investments.
Investments in Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. However, Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar, and free inward and outward movement of capital. By treaty, China has committed to preserve Hong Kong’s high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020, China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Hong Kong has experienced strong economic growth in recent years due, in part, to its close ties with China and a strong service sector, but the decline in growth rates in China could limit Hong Kong’s future growth. In addition, if China exerts its authority so as to alter the economic, political, or legal structures, or further alters the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. These and other factors could have a negative impact on a Fund’s performance.
Investments in Taiwan. For decades, a state of hostility has existed between Taiwan and China. The relationship with China remains a divisive political issue within Taiwan. As an export-oriented economy, Taiwan depends on a free-trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy, but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan’s exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan’s exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, among other things, entering into free-trade agreements. The Taiwanese economy’s long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan’s diplomatic isolation. These and other factors could have a negative impact on a Fund’s performance.
Risk of Investing in China through Stock Connect and Bond Connect. China A-shares are equity securities of companies domiciled in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”) and are denominated and traded in RMB whereas China B-shares are traded on Chinese stock exchanges and are denominated in RMB but traded in either U.S. dollars or Hong Kong dollars (“B-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“Renminbi QFII”) systems. Foreign investors may invest in B-shares directly. A Fund’s exposure to B-shares may be obtained through indirect exposure through investment in participation notes.

Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.
Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through a Stock Connect is subject to trading, clearance, and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency exchange risk if the Fund converts the local currency into RMB for investments in A-shares. A Fund may also incur conversion costs.
A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.

A Fund’s investments through a Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund carries out Northbound Trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.
Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearinghouse. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 and are both in their initial stages. The current regulations are relatively untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise from the differences on an ongoing basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
Some Funds may invest in onshore China bonds via a QFII license awarded to the Fund’s subadviser or through a China Interbank Bond Market (“CIBM”) registration through the Bond Connect program. CIBM is an OTC market outside the two main stock exchanges in the PRC, SSE, and SZSE, and was established in 1997. On CIBM, institutional investors (including domestic institutional investors but also QFIIs, Renminbi QFIIs as well as other offshore institutional investors, subject to authorization) trade certain debt instruments on a one-to-one quote-driven basis. CIBM accounts for a vast majority of outstanding bond values of total trading volume in the PRC. The main debt instruments traded on CIBM include government bonds, financial bonds, corporate bonds, bond repo, bond lending, and People’s Bank of China bills.
Investors should be aware that trading on CIBM exposes the applicable Fund to increased risks. CIBM is still in its development stage, and the market capitalization and trading volume may be lower than those of more developed markets. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in the prices of debt securities traded on such market to fluctuate significantly. Funds investing in such a market therefore may incur significant trading, settlement, and realization costs and may face counterparty default, liquidity, and volatility risks, resulting in significant losses for the Funds and their investors. Further, since a large portion of CIBM consists of Chinese state-owned entities, the policy priorities of the Chinese government, the strategic importance of the industry, and the strength of a company’s ties to the local, provincial, or central government may and will affect the pricing of such securities.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies, or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.

A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, a Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
Risks of Investing in China through Variable Interest Entities. Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and the rights of a foreign investor (such as a Fund) may be limited, including by actions of the Chinese government that could determine that the underlying contractual arrangements are invalid at any time and without notice. VIEs are a longstanding industry practice, and Chinese regulators have permitted such arrangements to proliferate. Historically, such arrangements have not been formally recognized under Chinese law and the Chinese government has never approved these structures; however, Chinese regulations regarding the structure are evolving. On February 17, 2023, the China Securities Regulatory Commission (“CRSC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which came into effect on March 31, 2023. The Trial Measures will require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement. It remains unclear whether any additional laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. However, prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss with little or no recourse available, and in turn, adversely affect a Fund’s returns and net asset value.
Investments in the Middle East. The economies of countries in the Middle East are all considered emerging markets economies and tend to be highly reliant on the exportation of commodities. Many Middle Eastern economies have little or no democratic tradition and are led by family structures. Opposition parties are often banned, leading to dissidence and militancy. Such developments, if they were to occur, could result in significant disruptions in securities markets. Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, defense concerns, or other reasons, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries may be heavily dependent upon international trade, and consequently have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed by the countries with which they trade. In addition, certain issuers in Middle Eastern countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer operating in, or having dealings with, such countries.
The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of a Fund. For example, in certain of these countries, a Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as an investor, including rights to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled.

Investments in Saudi Arabia. A Fund generally expects to conduct transactions in a manner in which it would not be limited by regulations to a single broker. However, there may be a limited number of brokers who can provide services to the Fund in Saudi Arabia, which may have an adverse impact on the prices, quantity, or timing of Fund transactions.
A Fund’s ability to invest in Saudi Arabian equity securities depends on the ability of the investment adviser or subadviser, as a Foreign Portfolio Manager, and the Fund, as a Qualified Foreign Investor (“QFI”), to obtain and maintain such authorizations from the Saudi Arabia Capital Market Authority (“CMA”). Even though a Fund may obtain a QFI approval, the Fund does not have an exclusive investment quota and is subject to foreign investment limitations and other regulations imposed by the CMA on QFIs, as well as local market participants. Any change in the QFI system generally, including the possibility of the investment adviser or subadviser or the Fund losing its respective Foreign Portfolio Manager or QFI status with the CMA, may adversely affect the Fund.
A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or held with a custodian, which is known as the Independent Custody Model. The Independent Custody Model approach is generally regarded as preferable because securities are under the safekeeping and control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a Fund utilizes the Independent Custody Model approach, it relies on a broker standing instruction letter to authorize the Fund’s sub-custodian to move securities to a trading account for settlement, based on the details supplied by the broker. However, an authorized broker could potentially either fraudulently or erroneously sell a Fund’s securities, although opportunities for a local broker to conduct fraudulent transactions are limited due to short trading hours (trading hours in Saudi Arabia are generally between 10 a.m. to 3 p.m.). In addition, the risk of fraudulent or erroneous transactions is further mitigated by a manual pre-matching process conducted by the custodian, which validates the Fund’s settlement instructions with the local broker contract note and the transaction report from the depositary. Similar risks also apply to using a direct broker trading account. When a Fund utilizes a direct broker trading account, the account is set up in the Fund’s name, and the assets are likely to be treated as ring-fenced and separated from any other accounts at the broker. However, if the broker defaults, there may be a delay in recovering the Fund’s assets that are held in the broker account, and legal proceedings may need to be initiated in order to do so.
Health Care Companies
A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.
Illiquid Securities
Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.
Index-Related Securities (Equity Equivalents)
The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.
The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.

IPOs and Other Limited Opportunities
A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Master Limited Partnerships
A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.
The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.
A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019, Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.
At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. Asset-backed securities also involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality assets, such as lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays, or a perceived increased risk of default, especially during periods when economic conditions worsen. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables, and other obligations underlying asset-backed securities. Mortgage-backed securities are subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. There are fewer investors in mortgage- and asset-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage- or asset-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.
CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.
Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.
A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.

For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.
CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Some of the loans in which a Fund may invest or to which a Fund may gain exposure through its investments in CDOs, CLOs, or other types of structured securities may be covenant-lite loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms that allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Other Income-Producing Securities
Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

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Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

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Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

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Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

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Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.
Other Investment Companies
A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, as well as private investment vehicles. Provisions of the 1940 Act may limit the ability of a Fund to invest in certain registered investment companies or private investment vehicles or may limit the amount of its assets that a Fund may invest in any investment vehicle.
A Fund may, for example, invest in other open- or closed-end investment companies, including ETFs, during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly. As a shareholder in an investment vehicle, a Fund would bear its ratable share of that vehicle’s expenses and would remain subject to payment of the Fund’s management fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent a Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).
If a Fund invests in another investment vehicle, it is exposed to the risk that the other investment vehicle will not perform as expected. A Fund is exposed indirectly to all of the risks applicable to an investment in such other investment vehicle. In addition, lack of liquidity in the other investment vehicle could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment vehicle at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private investment vehicles except at certain designated times. The investment policies and limitations of the other registered investment company or private investment vehicle may not be the same as those of the investing Fund; as a result, the

Fund may be subject to additional or different risks, or may achieve a reduced investment return, as a result of its investment in another investment vehicle. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. ETFs are also subject to additional risks, including, among others, the risk that the market price of an ETF’s shares may trade above or below its NAV, the risk that an active trading market for an ETF’s shares may not develop or be maintained, the risk that trading of an ETF’s shares may be halted, and the risk that the ETF’s shares may be delisted from the listing exchange. A Fund will generally purchase and sell shares of ETFs in the secondary market and will be subject to these secondary market trading risks. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of an ETF may be purchased or redeemed directly from the ETF solely by Authorized Participants (“APs”) and only in aggregations of a specified number of shares (“Creation Units”). In addition, shares of ETFs may be purchased and sold in the secondary market at prevailing market prices. ETFs may have a limited number of financial institutions that act as APs. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders for Creation Units, and no other AP steps forward to create and redeem ETF shares, the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Buying or selling ETF shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the ETF through a broker, a Fund will likely incur a brokerage commission and other charges. In addition, a Fund may incur the cost of the “bid-ask spread”; that is, the difference between what investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price). The bid-ask spread, which varies over time for shares of the ETF based on trading volume and market liquidity, is generally narrower if the ETF has more trading volume and market liquidity and wider if the ETF has less trading volume and market liquidity. In addition, increased market volatility may cause wider bid-ask spreads.
A Fund’s investment adviser or subadviser or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle. The investment adviser or subadviser will have no obligation to select the least expensive or best performing investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.
SEC Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions.
The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, incur greater or unexpected expenses, or experience other adverse consequences.
T. Rowe Price may invest the assets of the Funds it subadvises into money market funds. Therefore, T. Rowe Price may choose to invest any available cash reserves in a money market fund established for the exclusive use of the T. Rowe Price family of mutual funds and other T. Rowe Price clients. Currently, two such money market funds are in operation—T. Rowe Price Government Reserve Fund (“GRF”) and T. Rowe Price Treasury Reserve Fund (“TRF”), each a series of the T. Rowe Price Reserve Investment Funds, Inc. Additional series may be created in the future.
GRF and TRF must comply with the requirements of Rule 2a-7 under the 1940 Act governing money market funds. Each fund invests at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are collateralized by U.S. Government securities or cash. The funds do not pay an advisory fee to the investment manager at T. Rowe Price, but will incur other expenses. GRF and TRF are expected by T. Rowe Price to operate at a very low expense ratio. A Fund will only invest in GRF or TRF to the extent it is consistent with its investment objective and program. GRF and TRF are neither insured nor guaranteed by the U.S. Government, and there is no assurance they will maintain a stable NAV of $1.00 per share.

Partly Paid Securities
These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.
Portfolio Management
A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund.
The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.
Portfolio Turnover
Portfolio turnover involves brokerage commissions and other transaction costs, which the relevant Fund will bear directly. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Portfolio Transactions and Brokerage” section in this SAI for additional information.
Real Estate-Related Investments; Real Estate Investment Trusts
Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Direct or indirect exposure to such real estate may adversely affect Fund performance. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.
Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.
A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Reference Benchmark Related Investments
The London Interbank Offered Rate (“LIBOR”) had been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps, and other derivatives. Instruments in which a Fund may have historically paid interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. A Fund and issuers of instruments in which the Fund invests may have also historically obtained financing at floating rates based on LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants as a result of benchmark reforms, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets, and these alternative rates are continuing to develop (e.g., the Secured Overnight Financing Rate (“SOFR”) for USD-LIBOR). While the transition from LIBOR has gone relatively smoothly, residual risks associated with the transition may remain that may impact markets or particular investments and, as such, the full impact of the transition on a Fund or the financial instruments in which the Fund invests cannot yet be fully determined.
SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repurchase agreement data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.
Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a relatively limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates. There can also be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of a Fund.
In addition, interest rates or other types of rates and indexes which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indexes used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
Repurchase Agreements
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.
The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.
Restricted Securities
Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements and Treasury Rolls
A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law. Pursuant to Rule 18f-4 under the 1940 Act, a Fund has the option to treat all reverse repurchase agreements and similar financing transactions as “derivatives transactions,” or to include all such transactions in the Fund’s asset coverage ratio for borrowings. The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on a Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.
Securities Lending
A Fund may lend its portfolio securities. The Fund expects that, in connection with any securities loan: (1) the loan will be secured continuously by collateral consisting of U.S. Government securities, cash, or cash equivalents adjusted daily to have market value at least equal to the current market value of the securities loaned; (2) the Fund will have the right at any time on reasonable notice to call the loan and regain the securities loaned; (3) the Fund will receive an amount equal to any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities the Fund has loaned will not at any time exceed one-third (or such other lower limit as the Board may establish) of the total assets of the Fund. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights, or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements. Voting rights or rights to consent with respect to the loaned securities pass to the borrower, although a Fund would retain the right to call the loans at any time on reasonable notice, and may do so in order that the securities may be voted in an appropriate case.
A Fund’s securities loans will be made by a third-party agent appointed by the Fund, although the agent is only permitted to make loans to borrowers previously approved by the Fund’s Board. Any cash collateral securing a loan of securities by a Fund will typically be invested by the agent. The investment of the collateral will be at the risk and for the account of the Fund. The earnings on the investment of collateral will be split between the Fund and the agent; as a result, the agent may have an incentive to invest the collateral in riskier investments than if it were not to share in the earnings. It is possible that any loss on the investment of collateral for a securities loan will exceed (potentially by a substantial amount) the Fund’s earnings on the loan.
The SEC has finalized a rule that will require reporting and public disclosure of securities loan transaction information (not including party names). Compliance with this rule is expected to be required in September 2026. The rule’s requirements impose significant operational and compliance burdens on securities lending market participants and may limit a Fund’s ability to execute certain investment strategies and/or have a material adverse effect on the Fund’s ability to generate returns.
Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. The SEC has adopted rules requiring managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under such rules, the SEC will publicly disclose aggregated short position information on a monthly basis. Compliance with these rules is expected to be required in February 2026. As noted above, the SEC also adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. In addition, other non-U.S. jurisdictions (such as the European Union and the United Kingdom) where a Fund may trade have reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on the investment adviser’s or subadviser’s ability to implement its investment strategy. In particular, it could make it more likely that other investors could cause a “short squeeze” in the securities held short by a Fund forcing the Fund to cover its positions at a loss. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could materially decrease. Such events could make a Fund unable to execute its investment strategy. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans or other restrictions may limit a Fund’s ability to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.

Special Purpose Acquisition Companies
A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC’s IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. To the extent the SPAC is invested in cash or similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities’ prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
SPACs often have pre-determined time frames to make an acquisition (typically two years). In addition, as the number of SPACs grows, there is greater competition among SPACs and traditional purchasers of companies. These factors further increase the likelihood that SPAC sponsors may be incentivized to consummate acquisitions or mergers at less attractive valuations, as well as the risk that SPACs cannot successfully complete business combinations.
An investment in a SPAC is subject to a variety of risks in addition to those described above, including that: (i) a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; (iii) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (iv) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (v) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (vi) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; (viii) SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; (ix) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security’s value; and (x) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. SPACs are subject to increasing scrutiny, and potential legal challenges or regulatory developments may limit their effectiveness or prevalence (for example, the SEC recently adopted rules and guidance addressing a number of SPAC-related topics, including enhanced disclosure requirements).
Terrorism, War, Natural Disasters, and Epidemics
Terrorism, war, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, in February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries has caused, and may continue to cause, adverse effects on the regional and the global financial markets and economies. In addition, sanctions imposed on Russia, Russian individuals, including politicians, and Russian corporate and banking entities by the U.S. and other countries, and any sanctions imposed or threatened in the future, may have a significant adverse impact on the Russian economy and related markets. Such actions may also result in a decline in the value and liquidity of Russian securities, and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, securities market trading halts related to the conflict could adversely impact the value and liquidity of a Fund’s holdings, and could impair a Fund’s ability to transact in and/or value portfolio securities. Additionally, Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. The ramifications of the ongoing conflict and related sanctions may negatively impact other regional and global financial markets (including in Europe, Asia, and the U.S.), companies in other countries (including those that have done business in Russia), various sectors, industries, and markets for securities and commodities, such as oil and natural gas, and global supply chains, food supplies, inflation, and global growth. The price and liquidity of a Fund’s investments may fluctuate widely as a result of this and other geopolitical conflicts and related events. The extent and duration of any military conflict or future escalation of such hostilities (including cyberattacks), the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations, cannot be predicted. These and any related or similar future events could have a significant adverse impact on a Fund’s performance and the value of an investment in a Fund.
Natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis, and weather-related phenomena generally, as well as widespread epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the spread of the novel strain of coronavirus and its variants (known as COVID-19) in recent years caused volatility, severe market dislocations and liquidity constraints in many markets, and adversely affected the Funds’ investments and operations. Public health issues, including infectious illness outbreaks, epidemics, and pandemics, have caused, and could in the future cause, among other things, travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, and disruptions to business operations (including staff reductions), supply chains, and consumer activity, as well as general concern and uncertainty that have negatively affected, and could in the future negatively affect, the economic environment.
Public health issues, including infectious illness outbreaks, epidemics, and pandemics may contribute to market volatility, inflation, and systemic economic weakness, and may exacerbate other pre-existing political, social, economic, market, and financial risks. Such public health issues could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors, and the health of the markets generally in potentially significant and unforeseen ways.
Trade Claims
A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.
Trust Preferred Securities
Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.

Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.
U.S. Government Securities
The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could: increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Zero-Coupon, Step Coupon and Pay-In-Kind Securities
Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
Current U.S. federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadviser(s), as applicable, or any of their designates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadviser(s), as applicable, are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadviser(‘s/s’), as applicable, policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.
Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semi-annual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at https://www.sec.gov. In addition, each Fund’s complete schedule of portfolio holdings is available by request and at https://www.massmutual.com/product-performance/variable-insurance-funds after the end of the applicable quarter.
The Funds’ most recent portfolio holdings as of the end of each quarter are available at https://www.massmutual.com/product-performance/variable-insurance-funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting.

A Fund’s portfolio holdings may also be made available at https://www.massmutual.com/product-performance/variable-insurance-funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.
Other Disclosures
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser, and the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian (State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal counsel (Ropes & Gray LLP), financial printer (Broadridge Investor Communication Solutions, Inc.), any portfolio liquidity classification vendor, any proxy voting service employed by the Funds, MML Advisers or any of the Funds’ subadviser(s), as applicable, providers of portfolio analysis tools, any pricing services employed by the Funds, and any providers of transition management services. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.
The Funds, the Funds’ investment adviser, or the Funds’ subadviser(s), as applicable, may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MML Advisers, or the relevant subadviser(s), as applicable, believes is reasonably necessary in connection with the services provided by the recipient receiving the information.
INVESTMENT RESTRICTIONS OF THE FUNDS
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:
(1) with the exception of the Blue Chip Growth Fund and Large Cap Growth Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.
(2) purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)
(4) participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).
(5) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.
(6) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.
(7) concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)	There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)	In the case of the Equity Index Fund, except to the extent the Index is so concentrated.

(c)	There is no limitation for securities issued by other investment companies.

With respect to limitation (1) above, each state and each separate political subdivision, agency, authority, or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issues of municipal bonds.
With respect to limitation (1) above, the Equity Index Fund intends to be diversified in approximately the same proportion as the Index (as defined in the Fund’s Prospectus) is diversified. The Fund is currently classified as a diversified fund under the 1940 Act. However, while the Fund is classified as “diversified,” under applicable no-action relief from the SEC staff, the Fund may become non-diversified, as defined in the 1940 Act, solely as a result of a change in relative market capitalization or index weighting of one or more constituents of the Index, and such a change will not require shareholder approval.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.
In accordance with such policies, each Fund may not:
(1) to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.
(2) with the exception of the Core Plus Bond Fund, sell securities short, but reserves the right to sell securities short against the box.
(3) invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers or the subadviser pursuant to Board approved guidelines.
(4) to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust or other series of registered open-end investment companies in the Trust’s “group of investment companies” (as such term is defined in Section 12(d)(1)(G) of the 1940 Act), acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate orderly steps, as deemed necessary, to protect liquidity.
MANAGEMENT OF THE TRUST
The Trust has a Board comprised of nine Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust, the adviser, or any subadviser (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MML Advisers and AllianceBernstein, American Century, Barrow Hanley, BlackRock, FIAM, Invesco Advisers, J.P. Morgan, Loomis Sayles, MFS, TSW, T. Rowe Price, T. Rowe Price Investment Management, and Wellington Management may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations during at least the past five years and their other current principal business affiliations.
The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he or she deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.
The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.
Independent Trustees

Nabil N. El-Hage 1295 State Street Springfield, MA 01111-0001 Year of birth: 1958 Trustee of the Trust since 2012 Trustee of 55 portfolios in fund complex	Trustee of the Trust
Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).

Maria D. Furman 1295 State Street Springfield, MA 01111-0001 Year of birth: 1954 Trustee of the Trust since 2012 Trustee of 55 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt 1295 State Street Springfield, MA 01111-0001 Year of birth: 1954 Trustee of the Trust since 2022 Trustee of 55 portfolios in fund complex	Trustee of the Trust
Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Ropes & Gray LLP (counsel to the Trust and MML Advisers); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield 1295 State Street Springfield, MA 01111-0001 Year of birth: 1951 Trustee of the Trust since 2012 Trustee of 55 portfolios in fund complex	Trustee of the Trust
Retired; Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché 1295 State Street Springfield, MA 01111-0001 Year of birth: 1957 Trustee of the Trust since 2022 Trustee of 55 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Jason J. Price 1295 State Street Springfield, MA 01111-0001 Year of birth: 1973 Trustee of the Trust since 2022 Trustee of 55 portfolios in fund complex	Trustee of the Trust
Partner (since 2020), PTI Studio Partners (investment entity); Owner (since 2025), New Haven United FC (amateur soccer team); Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney 1295 State Street Springfield, MA 01111-0001 Year of birth: 1952 Chairperson of the Trust since 2022 Trustee of the Trust since 2009 Trustee of 57 portfolios in fund complex[1]	Chairperson and Trustee of the Trust
Retired; Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Interested Trustees

Clifford M. Noreen[2] 1295 State Street Springfield, MA 01111-0001 Year of birth: 1957 Trustee of the Trust since 2021 Trustee of 57 portfolios in fund complex[3]	Trustee of the Trust
Retired; Head of Global Investment Strategy (2019-2024), MassMutual; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

1	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.
2	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as a former employee of MassMutual.
3	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.

Douglas Steele[4] 1295 State Street Springfield, MA 01111-0001 Year of birth: 1975 Trustee of the Trust since 2026 Officer of the Trust since 2016 Trustee and Officer of 55 portfolios in fund complex	Trustee and President of the Trust
Director (since 2026), President (since 2024), Head of MassMutual Investments (2024), Vice President (2017-2024), Interim Head of MassMutual Investments (2023-2024), Head of Product Management (2021-2024), Head of Manager Research (2021), Head of Investment Management (2017-2021), MML Advisers; Head of MassMutual Investments (since 2024), Interim Head of MassMutual Investments (2023-2024), Head of Product Management (2021-2024), Head of Manager Research (2021), Head of Investment Management (2017-2021), MassMutual; Trustee (since 2026), President (since 2024), Vice President (2016-2024), MassMutual Select Funds (open-end investment company); Trustee (since 2026), President (since 2024), Vice President (2016-2024), MassMutual Premier Funds (open-end investment company); Trustee (since 2026), President (since 2024), Vice President (2021-2024), MassMutual Advantage Funds (open-end investment company); Trustee (since 2026), President (since 2024),Vice President (2016-2024), MML Series Investment Fund (open-end investment company); Trustee (since 2026), President (since 2024),Vice President (2016-2024), MML Series Investment Fund II (open-end investment company).
Principal Officers

Justin Do Carmo 1295 State Street Springfield, MA 01111-0001 Year of birth: 1988 Officer of the Trust since 2020 Officer of 55 portfolios in fund complex	Assistant Treasurer of the Trust
Fund Operations Director (since 2022), Fund Operations Consultant (2019-2022), MassMutual; Assistant Treasurer (since 2020), MassMutual Select Funds (open-end investment company); Assistant Treasurer (since 2020), MassMutual Premier Funds (open-end investment company); Assistant Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Assistant Treasurer (since 2020), MML Series Investment Fund (open-end investment company); Assistant Treasurer (since 2020), MML Series Investment Fund II (open-end investment company).

Andrew M. Goldberg 1295 State Street Springfield, MA 01111-0001 Year of birth: 1966 Officer of the Trust since 2001 Officer of 55 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

4	Mr. Steele is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.

Renée Hitchcock 1295 State Street Springfield, MA 01111-0001 Year of birth: 1970 Officer of the Trust since 2007 Officer of 55 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust
Head of Mutual Fund Administration (since 2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

Jill Nareau Robert 1295 State Street Springfield, MA 01111-0001 Year of birth: 1972 Officer of the Trust since 2008 Officer of 55 portfolios in fund complex	Vice President and Assistant Secretary of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

Brian Pelkola 1295 State Street Springfield, MA 01111-0001 Year of birth: 1984 Officer of the Trust since 2025 Officer of 55 portfolios in fund complex	Vice President of the Trust
Vice President and Head of Product Management (since 2025), Director of Product Management (2025), Senior Product Manager (2022-2025), MML Advisers; Head of Product Management (since 2025), Director of Product Management (2025), Senior Product Manager (2022-2025), MassMutual; Senior Fund Administration Supervisor (2020-2022) Massachusetts Financial Services Company; Vice President (since 2025), MassMutual Select Funds (open-end investment company); Vice President (since 2025), MassMutual Premier Funds (open-end investment company); Vice President (since 2025), MassMutual Advantage Funds (open-end investment company); Vice President (since 2025), MML Series Investment Fund (open-end investment company); Vice President (since 2025), MML Series Investment Fund II (open-end investment company).

Douglas Steele 1295 State Street Springfield, MA 01111-0001 Year of birth: 1975 Trustee of the Trust since 2026 Officer of the Trust since 2016 Trustee and Officer of 55 portfolios in fund complex	Trustee and President of the Trust
For Mr. Steele’s biography, please refer to the section above titled “Interested Trustees.”

Meredith Ulrich 1295 State Street Springfield, MA 01111-0001 Year of birth: 1986 Officer of the Trust since 2021 Officer of 55 portfolios in fund complex	Vice President of the Trust
Vice President (since 2024), Product Manager (since 2018), MML Advisers; Product Manager (since 2018), MassMutual; Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Select Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Premier Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Advantage Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MML Series Investment Fund (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman 1295 State Street Springfield, MA 01111-0001 Year of birth: 1964 Officer of the Trust since 2007 Officer of 55 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust
Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Fund & Institutional Advisory Compliance (since 2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Clifford M. Noreen, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.
The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms.
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.
Each officer and the Chairperson shall hold office at the pleasure of the Trustees.
The Chairperson of any of the Trust’s Committees shall serve a term of three years or until he or she retires, dies, resigns, is removed, or becomes disqualified.
Additional Information About the Trustees
In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.
Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, and as a former managing director, director, and portfolio manager at an investment management firm, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.
R. Bradford Malt — As a current Chairman Emeritus, a former Chairman, and a former partner of a corporate law firm, which serves as counsel to the Trust and to MML Advisers, with over 40 years of financial services experience, Mr. Malt has expertise in financial, regulatory, and operational issues. He has also served as a director for several public and private companies. Mr. Malt holds an AB in Applied Mathematics from Harvard College and a JD from Harvard Law School.
C. Ann Merrifield — As a former trustee of a healthcare organization, current and former director of specialty pharmaceutical companies, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and three public life sciences companies. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.
Clifford M. Noreen — As a former executive of financial services companies with over 35 years of investment management experience, a director of several private companies, an investment committee member of two non-profit organizations, and a director and/or officer of various investment companies and private funds, Mr. Noreen has experience with financial, regulatory, and operational issues. Mr. Noreen holds a BA from the University of Massachusetts and an MBA from American International College.
Cynthia R. Plouché — As a former assessor of a township, a former portfolio manager for asset management firms, and a former chief investment officer and managing director of an asset management firm with over 32 years of financial services experience, Ms. Plouché has experience with financial, regulatory, and operational issues. She has also served as a trustee and audit committee member for open-end investment companies and a trustee for a closed-end investment company. Ms. Plouché holds a BA in Psychology and Social Relations from Harvard University and an MBA from the Wharton School at the University of Pennsylvania.
Jason J. Price — As a former executive with over 25 years of financial services experience, Mr. Price has experience with financial, regulatory, and operational issues. He served as a Senior Vice President of Cigna Investment Management from 2009 to 2012 and as Head of Private Equity for the State of Connecticut Office of the Treasurer from 2005 to 2009. Mr. Price holds a BA in Business Administration from Morehouse College and an MBA from Harvard Business School.
Douglas Steele — As an executive, director, and consultant for insurance and financial services companies with over 25 years’ experience, Mr. Steele has experience with financial, regulatory, and operational issues. Mr. Steele is a CFA charterholder and holds a BA from Bates College. Mr. Steele also has FINRA Series 6, 7, 24, 26, and 63 registrations.
Susan B. Sweeney — As a former executive and investment officer of a property and casualty company and a former executive of a financial services company with over 35 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. From 2010 to 2014, she was Chief Investment Officer and Senior Vice President of Selective Insurance Company of America. She also served as Chief Investment Officer for the State of Connecticut Pension Fund from 2002 to 2007, directing a multi-asset portfolio. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.
Board Committees and Meetings
The full Board met six times during the fiscal year ended December 31, 2025.

Audit Committee. The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. El-Hage, Malt, and Price and Mses. Furman, Merrifield, and Plouché, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended December 31, 2025, the Audit Committee met four times.
Nominating and Governance Committee. The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended December 31, 2025, the Nominating and Governance Committee met twice. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.
The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111-0001. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Shareholder Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as the Nominating and Governance Committee may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.
Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.
The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.
Contract Committee. The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended December 31, 2025, the Contract Committee met three times. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.
Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.
In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.
Share Ownership of Trustees and Officers of the Trust
The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2025.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Nabil N. El-Hage ........................	None	None
Maria D. Furman .......................	None	None
R. Bradford Malt ........................	None	None
C. Ann Merrifield .......................	None	None
Cynthia R. Plouché ......................	None	None
Jason J. Price ...........................	None	None
Susan B. Sweeney ........................	None	None
Interested Trustees
Paul LaPiana[1] ..........................	None	None
Clifford M. Noreen ......................	None	$10,001-$50,000
Douglas Steele[2] .........................	None	$10,001-$50,000

1	Resigned from the Board as of March 1, 2026.
2	Joined the Board as of April 1, 2026.
The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2025, these amounts were as follows: Mr. El-Hage, over $100,000; Ms. Furman, None; Mr. LaPiana, None; Mr. Malt, None; Ms. Merrifield, None; Mr. Noreen, over $100,000; Ms. Plouché, None; Mr. Price, None; Ms. Sweeney, None; and Douglas Steele, over $100,000.
As of April 1, 2026, the Trustees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.
To the knowledge of the Trust, as of December 31, 2025, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.

Trustee Compensation
Effective January 1, 2026 the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $20,650 per quarter plus a fee of $3,500 per in-person meeting attended plus a fee of $3,500 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, including the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.
During 2025, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $11,210 per quarter plus a fee of $1,900 per in-person meeting attended plus a fee of $1,900 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, including the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.
The following table discloses actual compensation paid to Trustees of the Trust during the 2025 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.

Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex Paid to Trustees
Nabil N. El-Hage ............................	$61,948[1]	$326,040
Maria D. Furman ...........................	$56,514	$297,440
Paul LaPiana[2] ..............................	$0	$0
R. Bradford Malt ............................	$56,514	$297,440
C. Ann Merrifield ...........................	$61,948	$326,040
Clifford M. Noreen ..........................	$54,340	$398,700
Cynthia R. Plouché ..........................	$61,117	$317,460
Jason J. Price ...............................	$56,514	$297,440
Douglas Steele[3] .............................	$0	$0
Susan B. Sweeney ............................	$74,176	$525,300

1	The compensation amount shown does not include a gain/loss in the amount of $61,010 attributable to amounts held under a deferred compensation plan.
2	Resigned from the Board as of March 1, 2026. Mr. LaPiana, as an employee of MassMutual, received no compensation for his role as a Trustee to the Trust.
3	Joined the Board as of April 1, 2026. Mr. Steele, as an employee of MassMutual, receives no compensation for his role as a Trustee to the Trust.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
MassMutual, MML Bay State, C.M. Life, and the MML VIP Allocation Funds were the record owners of all of the outstanding shares of each series of the Trust as of April 1, 2026 and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each series of the Trust. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State, and C.M. Life as to how shares of the Trust deemed attributable to their contracts shall be voted. MassMutual, MML Bay State, and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. The address of MassMutual, MML Bay State, and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111-0001. The address of the MML VIP Allocation Funds is 1295 State Street, Springfield, Massachusetts 01111-0001.
INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS
Investment Adviser
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).
The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.
MML Advisers also serves as investment adviser to: MassMutual Diversified Value Fund, MM S&P 500® Index Fund, MassMutual Blue Chip Growth Fund, MassMutual Mid Cap Growth Fund, MassMutual Small Cap Growth Equity Fund, and MassMutual Overseas Fund, which are series of MassMutual Select Funds, an open-end management investment company; MML Barings Short-Duration Bond Fund, MML Barings Inflation-Protected and Income Fund, MML Barings Core Bond Fund, MML Barings Diversified Bond Fund, MML Barings High Yield Fund, MassMutual Small Cap Opportunities Fund, and MassMutual Global Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Clinton Limited Term Municipal Fund, MML Clinton Municipal Fund, MML Clinton Municipal Credit Opportunities Fund, MML Barings Global Floating Rate Fund, and MML Barings Unconstrained Income Fund, which are series of MassMutual Advantage Funds, an open-end management investment company; MML VIP Aggressive Allocation Fund, MML VIP American Funds 65/35 Allocation Fund, MML VIP American Funds 80/20 Allocation Fund, MML VIP American Funds Growth Fund, MML VIP Balanced Allocation Fund, MML VIP Conservative Allocation Fund, MML VIP Growth Allocation Fund, and MML VIP Moderate Allocation Fund, which are also series of the Trust; MML VIP Barings Core Bond Fund, MML VIP Barings Inflation-Protected and Income Fund, MML VIP Barings Short-Duration Bond Fund, MML VIP Barings U.S. Government Money Market Fund, MML VIP BlackRock® Balanced Fund, MML VIP BlackRock iShares® 60/40 Allocation Fund, MML VIP BlackRock iShares® 80/20 Allocation Fund, MML VIP Franklin Templeton Equity Fund, MML VIP Invesco Discovery Large Cap Fund, MML VIP Invesco Discovery Mid Cap Fund, and MML VIP Invesco Small Cap Equity Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.
The Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:

Fund
Blue Chip Growth Fund ...........................................	0.75% on the first $400 million; and 0.70% on assets over $400 million
Core Plus Bond Fund .............................................	0.40% on the first $500 million; and 0.38% on assets over $500 million
Equity Income Fund .............................................	0.75% on the first $500 million; and 0.70% on assets over $500 million
Equity Index Fund ...............................................	0.10% on the first $500 million; and 0.08% on assets over $500 million

Fund
Focused Equity Fund .............................................	0.70% on the first $250 million; and 0.60% on assets over $250 million
Foreign Fund ...................................................	0.86% on the first $500 million; and 0.82% on assets over $500 million
Global Fund ...................................................	0.60% on the first $500 million; and 0.55% on assets over $500 million
Income & Growth Fund ...........................................	0.65% on the first $500 million; and 0.60% on assets over $500 million
International Equity Fund .........................................	0.80% on the first $250 million; and 0.75% on assets over $250 million
Large Cap Growth Fund ..........................................	0.65% on the first $500 million; and 0.60% on assets over $500 million
Main Street Equity Fund ..........................................	0.60% on the first $250 million; and 0.58% on assets over $250 million
Mid Cap Growth Fund ...........................................	0.77% on the first $500 million; and 0.75% on assets over $500 million
Mid Cap Value Fund .............................................	0.84% on the first $500 million; and 0.80% on assets over $500 million
Small Cap Growth Equity Fund .....................................	1.04% on the first $200 million; and 1.00% on assets over $200 million
Small Company Value Fund ........................................	0.80% on the first $150 million; and 0.70% on assets over $150 million
Small/Mid Cap Value Fund ........................................	0.75% on the first $500 million; and 0.70% on assets over $500 million
Sustainable Equity Fund ..........................................	0.50% on the first $500 million; and 0.475% on assets over $500 million
U.S. Research Enhanced Equity Fund ................................	0.69% on the first $200 million; and 0.67% on assets over $200 million
Unaffiliated Subadvisers
AllianceBernstein
MML Advisers has entered into a Subadvisory Agreement with AllianceBernstein pursuant to which AllianceBernstein serves as a subadviser for the Small/Mid Cap Value Fund. This agreement provides that AllianceBernstein manage the investment and reinvestment of the assets of the Fund. AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee 37203. AllianceBernstein is a leading global investment management firm providing investment management services for many of the largest U.S. public and private employee benefit plans, foundations, public employee retirement funds, pension funds, endowments, banks, insurance companies, and high-net-worth individuals worldwide. AllianceBernstein is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. AllianceBernstein is a Delaware limited partnership, the majority limited partnership interests in which are held, directly and indirectly, by its parent company Equitable Holdings, Inc. (“EQH”), a publicly traded holding company for a diverse group of financial services companies. AllianceBernstein Corporation, an indirect wholly-owned subsidiary of EQH, is the general partner of both AllianceBernstein and AllianceBernstein Holding L.P. (“AB Holding”), a publicly traded partnership.
AllianceBernstein Corporation owns 100,000 general partnership units in AB Holding and a 1% general partnership interest in AllianceBernstein.
As of December 31, 2025, the ownership structure of AllianceBernstein, expressed as a percentage of general and limited partnership interests was as follows: EQH and its subsidiaries, 68.2%; AB Holding, 31.1%; and unaffiliated holders, 0.7%.

American Century
MML Advisers has entered into Subadvisory Agreements with American Century pursuant to which American Century serves as a subadviser for the Mid Cap Value Fund, Small Company Value Fund, and Sustainable Equity Fund. These agreements provide that American Century manage the investment and reinvestment of the assets of the Funds. American Century is located at 4500 Main Street, Kansas City, Missouri 64111. American Century is wholly-owned by American Century Companies, Inc. (“ACC”). The Stowers Institute for Medical Research (“SIMR”) controls ACC by virtue of its beneficial ownership of more than 25% of the voting securities of ACC. SIMR is a part of a not-for-profit biomedical research organization dedicated to finding the keys to the causes, treatments, and prevention of disease.
Barrow Hanley
MML Advisers has entered into a Subadvisory Agreement with Barrow Hanley pursuant to which Barrow Hanley serves as a subadviser for the Income & Growth Fund. This agreement provides that Barrow Hanley manage the investment and reinvestment of the assets of the Fund. Barrow Hanley is located at 2200 Ross Avenue, 31st Floor, Dallas, Texas 75201. Barrow Hanley is majority owned by Perpetual Limited (Perpetual Group) (ASX: PPT), a global financial services firm operating a multi-boutique asset management business, as well as wealth management and trustee services businesses.
BlackRock
MML Advisers has entered into a Subadvisory Agreement with BlackRock pursuant to which BlackRock serves as a subadviser for the Equity Index Fund. This agreement provides that BlackRock manage the investment and reinvestment of the assets of the Fund. BlackRock is located at 1 University Square, Princeton, New Jersey 08540. BlackRock is an affiliate of BlackRock Advisors, LLC, which is an indirect, wholly-owned subsidiary of BlackRock, Inc.
BlackRock also provides subadvisory services for the MM S&P 500 Index Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser and the MML VIP BlackRock Balanced Fund, MML VIP BlackRock iShares 60/40 Allocation Fund, and MML VIP BlackRock iShares 80/20 Allocation Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.
FIAM
MML Advisers has entered into a Subadvisory Agreement with FIAM pursuant to which FIAM serves as a subadviser for the Core Plus Bond Fund. This agreement provides that FIAM manage the investment and reinvestment of the assets of the Fund. FIAM is located at 900 Salem Street, Smithfield, Rhode Island 02917. FIAM is an indirectly held, wholly-owned subsidiary of FMR LLC (commonly known as Fidelity Investments).
Invesco Advisers
MML Advisers has entered into Subadvisory Agreements with Invesco Advisers pursuant to which Invesco Advisers serves as a subadviser for the Global Fund and Main Street Equity Fund. These agreements provide that Invesco Advisers manage the investment and reinvestment of the assets of the Funds. Invesco Advisers is located at 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309. Invesco Advisers, as successor in interest to multiple investment advisers, is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.
Invesco Advisers also provides subadvisory services for the MassMutual Small Cap Growth Equity Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, for the MassMutual Small Cap Opportunities Fund and MassMutual Global Fund, each of which is a series of MassMutual Premier Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser, and for the MML VIP Invesco Discovery Large Cap Fund, MML VIP Invesco Discovery Mid Cap Fund, and MML VIP Invesco Small Cap Equity Fund, each of which is a series of MML Series Investment Fund II, a registered, open-end investment company for which MML Advisers serves as investment adviser.

J.P. Morgan
MML Advisers has entered into a Subadvisory Agreement with J.P. Morgan pursuant to which J.P. Morgan serves as a subadviser for the U.S. Research Enhanced Equity Fund. This agreement provides that J.P. Morgan manage the investment and reinvestment of the assets of the Fund. J.P. Morgan is located at 270 Park Avenue, New York, New York 10017. J.P. Morgan is a wholly-owned subsidiary of JP Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company.
Loomis Sayles
MML Advisers has entered into a Subadvisory Agreement with Loomis Sayles pursuant to which Loomis Sayles serves as a subadviser for the Large Cap Growth Fund. This agreement provides that Loomis Sayles manage the investment and reinvestment of the assets of the Fund. Loomis Sayles is located at One Financial Center, Boston, Massachusetts 02111 and is a Delaware limited partnership. Loomis Sayles’ sole limited partner, Natixis Investment Managers, LLC (“Natixis LLC”), owns 99% of Loomis Sayles. Loomis Sayles’ general partner, Loomis, Sayles & Company, Inc., owns 1% of Loomis Sayles. Natixis LLC owns 100% of Loomis, Sayles & Company, Inc. Natixis LLC is a direct subsidiary of Natixis Investment Managers, an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is wholly-owned by Groupe BPCE, France’s second largest banking group. Groupe BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banques Populaires regional cooperative banks. The registered address of Natixis is 30, avenue Pierre Mendès France, 75013 Paris, France. The registered address of Groupe BPCE is 50, avenue Pierre Mendès France, 75013 Paris, France.
Loomis Sayles also provides subadvisory services for the MassMutual Blue Chip Growth Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
MFS
MML Advisers has entered into a Subadvisory Agreement with MFS pursuant to which MFS serves as a subadviser for the International Equity Fund. This agreement provides that MFS manage the investment and reinvestment of the assets of the Fund. MFS is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
MFS also provides subadvisory services for the MassMutual Overseas Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
TSW
MML Advisers has entered into a Subadvisory Agreement with TSW pursuant to which TSW serves as a subadviser for the Foreign Fund. This agreement provides that TSW manage the investment and reinvestment of the assets of the Fund. TSW is located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230. TSW is a Delaware limited liability company, an indirect wholly-owned subsidiary of Perpetual Limited. Since 1970, TSW has provided investment management services to corporations, pensions and profit-sharing plans, 401(k) and thrift plans, trusts, estates, and other institutions and individuals.
T. Rowe Price
MML Advisers has entered into Subadvisory Agreements with T. Rowe Price pursuant to which T. Rowe Price serves as a subadviser for the Blue Chip Growth Fund, Equity Income Fund, and Mid Cap Growth Fund. These agreements provide that T. Rowe Price manage the investment and reinvestment of the assets of the Funds. T. Rowe Price is located at 1307 Point Street, Baltimore, Maryland 21231. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
T. Rowe Price also provides subadvisory services for the MassMutual Blue Chip Growth Fund and MassMutual Mid Cap Growth Fund, each of which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.

In addition, T. Rowe Price Investment Management serves as a sub-subadviser for the Mid Cap Growth Fund. T. Rowe Price Investment Management is a wholly-owned subsidiary of T. Rowe Price. T. Rowe Price has entered into a subadvisory agreement with T. Rowe Price Investment Management under which, subject to the supervision of T. Rowe Price, T. Rowe Price Investment Management is authorized to trade securities, make discretionary investment decisions, and effect securities transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage, on behalf of the Mid Cap Growth Fund. T. Rowe Price Investment Management is located at 1307 Point Street, Baltimore, Maryland 21231. T. Rowe Price Investment Management also provides sub-subadvisory services for the MassMutual Mid Cap Growth Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
Wellington Management
MML Advisers has entered into Subadvisory Agreements with Wellington Management pursuant to which Wellington Management serves as a subadviser for the Focused Equity Fund and Small Cap Growth Equity Fund. These agreements provide that Wellington Management manage the investment and reinvestment of the assets of the Funds. Wellington Management is located at 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. Wellington Management is owned by the partners of Wellington Management Group LLP, a Massachusetts limited liability partnership.
Wellington Management also provides subadvisory services for the MassMutual Small Cap Growth Equity Fund, which is a series of MassMutual Select Funds, a registered, open-end investment company for which MML Advisers serves as investment adviser.
The Funds’ subadvisory fees are paid by MML Advisers out of the advisory fees previously disclosed above.
Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.
Administrator and Sub-Administrators
Except for the Advisory Agreements with respect to the Core Plus Bond Fund, Equity Index Fund, Focused Equity Fund, Global Fund, International Equity Fund, Main Street Equity Fund, and Small Company Value Fund, the Advisory Agreements provide that MML Advisers will perform administrative functions relating to the Funds. With respect to each of the Funds, each of the Trust and MML Advisers agrees to bear its own expenses, except as otherwise agreed by the parties. MML Advisers provides administrative and shareholder services to the Core Plus Bond Fund, Equity Index Fund, Focused Equity Fund, Global Fund, International Equity Fund, Main Street Equity Fund, and Small Company Value Fund under an Amended and Restated Administrative and Shareholder Services Agreement pursuant to which MML Advisers is obligated to provide administrative and shareholder services and bear some Fund-specific administrative expenses. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Amended and Restated Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration and are compensated by MML Advisers for providing administrative services to all of the Funds.
In addition to the services described above, MML Advisers has contracted with MassMutual to perform the function of transfer agent for the Funds.
The Trust, on behalf of the following Funds, pays MML Advisers an administrative and shareholder services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of each Fund as shown in the table below:

Fund	Class I	Class II	Class III	Service Class I
Core Plus Bond Fund ..................................	N/A	0.15%	N/A	0.15%
Equity Index Fund ....................................	0.30%	0.15%	None	0.30%
Focused Equity Fund ..................................	N/A	0.15%	N/A	0.15%

Fund	Class I	Class II	Class III	Service Class I
Global Fund .........................................	0.15%	0.15%	N/A	0.15%
International Equity Fund ..............................	N/A	0.15%	N/A	0.15%
Main Street Equity Fund ...............................	N/A	0.15%	N/A	0.15%
Small Company Value Fund .............................	N/A	0.15%	N/A	0.15%
Pursuant to the Advisory Agreements, Subadvisory Agreements, and Administrative and Shareholder Services Agreement described above, for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023, the amount of advisory fees paid by each Fund, the amount of subadvisory fees paid by each Fund, the amount of any advisory fees waived by MML Advisers, the amount of administrative and shareholder services fees paid by the applicable Funds, and the amount of any fees reimbursed by MML Advisers are as follows:

	Fiscal Year Ended December 31, 2025
Fund	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
Blue Chip Growth Fund ................	$3,520,743	$1,335,728	$ —	$ —	$ —
Core Plus Bond Fund ..................	$1,415,761	$550,007	$ —	$530,910	$ —
Equity Income Fund ...................	$3,113,439	$1,225,694	$ —	$ —	$ —
Equity Index Fund ....................	$614,214	$52,100	$ —	$644,576	$ —
Focused Equity Fund ..................	$1,689,403	$799,514	$ —	$362,283	$ —
Foreign Fund ........................	$1,450,436	$622,384	$ —	$ —	$ —
Global Fund .........................	$1,858,382	$856,067	$ —	$465,200	$ —
Income & Growth Fund ................	$860,447	$519,895	$ —	$ —	$ —
International Equity Fund[1] ..............	$1,911,124	$1,110,030	$(238,910)	$358,365	$(12,498)
Large Cap Growth Fund[2] ...............	$1,378,430	$696,491	$ —	$ —	$(7,297)
Main Street Equity Fund ...............	$984,036	$412,790	$ —	$246,719	$ —
Mid Cap Growth Fund .................	$2,383,734	$1,315,080	$ —	$ —	$ —
Mid Cap Value Fund ...................	$2,019,608	$961,535	$ —	$ —	$ —
Small Cap Growth Equity Fund[3] ..........	$1,439,410	$786,482	$(41,521)	$ —	$ —
Small Company Value Fund[4] ............	$459,388	$241,042	$ —	$86,135	$(43,014)
Small/Mid Cap Value Fund ..............	$909,065	$581,664	$ —	$ —	$ —
Sustainable Equity Fund ................	$685,616	$274,203	$ —	$ —	$ —
U.S. Research Enhanced Equity Fund ......	$707,066	$353,467	$ —	$ —	$ —

1	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.10% of the advisory fees of the Fund through December 31, 2025. Effective November 14, 2025, the expenses in the above table also reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through December 31, 2025, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.93% and 1.18% for Class II and Service Class I shares, respectively.
2	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through December 31, 2025, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.70% and 0.95% for Initial Class and Service Class shares, respectively.
3	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund through December 31, 2025.
4	The expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through December 31, 2025, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.99% and 1.24% for Class II and Service Class I shares, respectively.

	Fiscal Year Ended December 31, 2024
Fund	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
Blue Chip Growth Fund ................	$3,606,169	$1,322,618	$ —	$ —	$ —
Core Plus Bond Fund ..................	$1,281,698	$440,107	$ —	$480,637	$ —
Equity Income Fund[1] ..................	$2,587,065	$951,624	$(34,583)	$ —	$ —
Equity Index Fund ....................	$649,108	$55,085	$ —	$645,718	$ —
Focused Equity Fund ..................	$1,942,400	$904,388	$ —	$423,100	$ —
Foreign Fund[2] ........................	$1,491,707	$631,735	$(5,828)	$ —	$ —
Global Fund .........................	$770,095	$540,859	$ —	$192,524	$ —
Income & Growth Fund ................	$968,263	$470,149	$ —	$ —	$ —
International Equity Fund[3] ..............	$1,902,304	$1,095,236	$(237,788)	$356,682	$ —
Large Cap Growth Fund ................	$1,367,475	$688,716	$ —	$ —	$ —
Main Street Equity Fund ...............	$872,966	$363,712	$ —	$218,241	$ —
Mid Cap Growth Fund .................	$2,577,659	$1,418,079	$ —	$ —	$ —
Mid Cap Value Fund ...................	$2,212,245	$1,053,237	$ —	$ —	$ —
Small Cap Growth Equity Fund[4] ..........	$1,567,021	$842,504	$(45,203)	$ —	$ —
Small Company Value Fund[5] ............	$553,601	$290,522	$(35,553)	$103,800	$(53,070)
Small/Mid Cap Value Fund ..............	$998,794	$677,086	$ —	$ —	$ —
Sustainable Equity Fund ................	$736,486	$294,609	$ —	$ —	$ —
U.S. Research Enhanced Equity Fund ......	$761,520	$380,773	$ —	$ —	$ —

1	The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund through April 30, 2024.
2	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.01% of the advisory fees of the Fund through April 30, 2024.
3	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.10% of the advisory fees of the Fund through December 31, 2024.
4	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund through December 31, 2024.
5	Effective May 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to cap the fees and expenses of the Fund (other than extraordinary legal and other expenses, Acquired Fund Fees and Expenses, interest expense, expenses related to borrowings, securities lending, leverage, taxes, and brokerage, short sale dividend and loan expense, or other non-recurring or unusual expenses such as organizational expenses and shareholder meeting expenses, as applicable) through December 31, 2024, to the extent that Total Annual Fund Operating Expenses after Expense Reimbursement would otherwise exceed 0.99% and 1.24% for Class II and Service Class I shares, respectively. For the relevant period prior to May 1, 2024, the expenses in the above table reflect a written agreement by MML Advisers to waive 0.15% of the advisory fees of the Fund through April 30, 2024.

	Fiscal Year Ended December 31, 2023
Fund	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
Blue Chip Growth Fund ................	$3,129,085	$1,157,924	$ —	$ —	$ —
Core Plus Bond Fund ..................	$1,279,100	$435,745	$ —	$479,663	$ —
Equity Income Fund[1] ..................	$2,637,128	$960,580	$(105,485)	$ —	$ —
Equity Index Fund ....................	$578,495	$49,365	$ —	$571,954	$ —
Focused Equity Fund ..................	$2,020,070	$944,244	$ —	$442,517	$ —
Foreign Fund[2] ........................	$1,534,008	$647,594	$(17,781)	$ —	$ —
Global Fund .........................	$800,061	$564,676	$ —	$200,015	$ —
Income & Growth Fund ................	$1,155,203	$510,273	$ —	$ —	$ —
International Equity Fund[3] ..............	$1,881,631	$1,090,801	$(235,204)	$352,806	$ —
Large Cap Growth Fund ................	$1,208,428	$610,623	$ —	$ —	$ —
Main Street Equity Fund ...............	$921,365	$383,733	$ —	$230,340	$ —
Mid Cap Growth Fund .................	$2,501,506	$1,377,019	$ —	$ —	$ —
Mid Cap Value Fund ...................	$2,311,077	$1,100,235	$ —	$ —	$ —

	Fiscal Year Ended December 31, 2023
Fund	Advisory Fees Paid	Subadvisory Fees Paid	Advisory Fees Waived	Administrative Fees Paid	Other Expenses Reimbursed
Small Cap Growth Equity Fund[4] ..........	$1,477,230	$802,840	$(42,612)	$ —	$ —
Small Company Value Fund[5] ............	$590,137	$309,833	$(110,651)	$110,651	$ —
Small/Mid Cap Value Fund ..............	$981,720	$729,343	$ —	$ —	$ —
Sustainable Equity Fund ................	$675,647	$270,329	$ —	$ —	$ —
U.S. Research Enhanced Equity Fund ......	$764,430	$382,172	$ —	$ —	$ —

1	The expenses in the above table reflect a voluntary agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund.
2	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.01% of the advisory fees of the Fund through December 31, 2023.
3	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.10% of the advisory fees of the Fund through December 31, 2023.
4	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.03% of the advisory fees of the Fund through December 31, 2023.
5	The expenses in the above table reflect a written agreement by MML Advisers to waive 0.15% of the advisory fees of the Fund through December 31, 2023.
THE DISTRIBUTOR
The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of MassMutual.
The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Distribution and Services Plan.
MML Advisers or an affiliate may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.
The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.
DISTRIBUTION AND SERVICES PLAN
The Trust has adopted, with respect to the Service Class and Service Class I shares of each Fund, a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan for the Service Class and Service Class I shares of the Funds.
Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which Service Class and Service Class I shareholders may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of Service Class and Service Class I shares of the Fund, respectively. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Service Class and Service Class I shares of the Fund, respectively. The Plan provides that any person authorized to direct the disposition of amounts paid or payable by a Fund pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.
The Plan is a compensation plan, authorizing payments to the Distributor up to 0.35% of the average daily net assets attributable to its Service Class or Service Class I shares. However, each Fund currently makes payments at an annual rate of 0.25% of the average daily net assets attributable to its Service Class or Service Class I shares. The Distributor may use all or a portion of the distribution and service fee to pay investment professionals or financial intermediaries (and to reimburse them for related expenses) for personal service provided to shareholders of shares of Service Class and Service Class I, for services in respect of the promotion of the shares of Service Class and Service Class I, and/or the maintenance of shareholder accounts, or for other services for which payments may lawfully be made in accordance with applicable rules and regulations. The Distributor may retain all or any portion of the distribution and service fee in respect of Service Class and Service Class I shares as compensation for its services. All payments under the Plan are made by the Funds to the Distributor, which, in turn, pays out all of the amounts it receives. The Distributor pays a portion of the amounts it receives to MassMutual, which is used to pay for continuing compensation for services provided by MassMutual agents and third party firms. The remaining portion is paid to MassMutual as compensation for its promotional services in respect of the Funds, and to help reimburse MassMutual expenses incurred in connection with promoting the Funds.
The following tables disclose the 12b-1 fees paid in the fiscal year ending December 31, 2025 by the Trust under the Plan for Service Class and Service Class I shares of the Funds:

Fund	Service Class 12b-1 Fees
Blue Chip Growth Fund ...............................................................	$457,258
Equity Income Fund ..................................................................	$199,652
Foreign Fund .......................................................................	$25,172
Income & Growth Fund ...............................................................	$73,123
Large Cap Growth Fund ..............................................................	$107,656
Mid Cap Growth Fund ................................................................	$182,246
Mid Cap Value Fund .................................................................	$106,054
Small Cap Growth Equity Fund .........................................................	$58,923
Small/Mid Cap Value Fund ............................................................	$53,741
Sustainable Equity Fund ..............................................................	$123,897
U.S. Research Enhanced Equity Fund ....................................................	$38,857

Fund	Service Class I 12b-1 Fees
Core Plus Bond Fund .................................................................	$108,516
Equity Index Fund ...................................................................	$68,746
Focused Equity Fund .................................................................	$49,643
Global Fund ........................................................................	$140,606
International Equity Fund .............................................................	$45,122
Main Street Equity Fund ..............................................................	$71,863
Small Company Value Fund ............................................................	$50,024
CUSTODIAN
State Street, located at One Congress Street, Boston, Massachusetts 02114, is the custodian of each Fund’s investments (the “Custodian”). As Custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 115 Federal Street, Boston, Massachusetts 02110, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit services and assistance in connection with various SEC filings.
LEGAL COUNSEL
Ropes & Gray LLP, located at The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trust.
CODES OF ETHICS
The Trust, MML Advisers, the Distributor, AllianceBernstein, American Century, Barrow Hanley, BlackRock, FIAM, Invesco Advisers, J.P. Morgan, Loomis Sayles, MFS, TSW, T. Rowe Price, T. Rowe Price Investment Management, and Wellington Management have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act of 1940, as amended. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Transactions on stock exchanges, commodities markets and futures markets and other agency transactions involve the payment by the Funds of negotiated brokerage commissions. Such commissions may vary among different brokers. A particular broker may charge different commissions according to such factors as execution venue and exchange. Although the Funds do not typically pay commissions for principal transactions in the OTC markets, such as the markets for most fixed income securities and certain derivatives, an undisclosed amount of profit or “mark-up” is included in the price a Fund pays. In underwritten offerings, the price paid by a Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer.
The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain the best execution of orders. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.
Under each Advisory or Subadvisory Agreement and as permitted by Section 28(e) of the Exchange Act and to the extent not otherwise prohibited by applicable law, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.
The investment adviser or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

Brokerage and research services provided by brokers are used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment adviser or subadvisers attempt to evaluate the quality of brokerage and research services provided by brokers. Results of this effort are sometimes used by the investment adviser or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.
The investment advisory fee that the Trust pays on behalf of each Fund to MML Advisers will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.
Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment adviser or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission, fee, or other remuneration paid to the affiliated broker-dealer in connection with a portfolio brokerage transaction effected on a securities exchange must be reasonable and fair in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.
The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment adviser or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.
The revised European Union (“EU”) Markets in Financial Instruments Directive (“MiFID II”), which became effective January 3, 2018, requires EU investment managers in the scope of the EU Markets in Financial Instruments Directive to pay for research services from brokers and dealers directly out of their own resources or by establishing “research payment accounts” for each client, rather than through client commissions. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU. It is possible that an investment adviser or subadviser subject to MiFID II will cause a Fund to pay for research services through client commissions in circumstances where the investment adviser or subadviser is prohibited from causing its other client accounts to do so, including where the investment adviser or subadviser aggregates trades on behalf of a Fund and those other client accounts. In such situations, the Fund would bear the additional amounts for the research services and the Fund’s investment adviser’s or subadviser’s other client accounts would not, although the investment adviser’s or subadviser’s other client accounts might nonetheless benefit from those research services.
The following table discloses the brokerage commissions paid by the Funds for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023:

Fund	Fiscal Year ended December 31, 2025	Fiscal Year ended December 31, 2024	Fiscal Year ended December 31, 2023
Blue Chip Growth Fund ................................	$12,166	$9,197	$13,560
Core Plus Bond Fund ..................................	$2,872	$8,438	$9,528
Equity Income Fund ...................................	$64,932	$38,632	$38,052
Equity Index Fund ....................................	$4,431	$9,226	$4,477
Focused Equity Fund ..................................	$22,321	$33,041	$11,648
Foreign Fund ........................................	$46,418	$49,239	$52,745
Global Fund .........................................	$292,895	$11,945	$11,006
Income & Growth Fund ................................	$38,138	$42,134	$54,303
International Equity Fund ..............................	$141,770	$46,828	$39,759
Large Cap Growth Fund ................................	$8,555	$22,886	$10,879

Fund	Fiscal Year ended December 31, 2025	Fiscal Year ended December 31, 2024	Fiscal Year ended December 31, 2023
Main Street Equity Fund ...............................	$66,966	$43,738	$77,024
Mid Cap Growth Fund .................................	$84,204	$61,909	$52,033
Mid Cap Value Fund ..................................	$70,073	$62,740	$64,227
Small Cap Growth Equity Fund ..........................	$83,871	$71,984	$52,035
Small Company Value Fund .............................	$20,144	$22,438	$25,212
Small/Mid Cap Value Fund .............................	$69,642	$63,528	$53,538
Sustainable Equity Fund ................................	$9,078	$9,123	$9,872
U.S. Research Enhanced Equity Fund .....................	$13,258	$15,077	$21,946
Portfolio Turnover - The Global Fund experienced increased portfolio turnover during the fiscal year ended December 31, 2025 as a result of a change in the Fund’s subadviser, which led to a portfolio repositioning.
The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years and, for the fiscal year ended 2025, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.

	Fiscal Year ended December 31, 2025			Fiscal Year ended December 31, 2024	Fiscal Year ended December 31, 2023
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid	Aggregate Commissions Paid
Jefferies LLC Blue Chip Growth Fund[1] ..........	$276	2.27%	2.89%	$ 307	$282
Equity Income Fund[1] ...............	$1,486	51.74%	2.64%	$2,002	$988
Focused Equity Fund[1] ...............	$452	10.20%	0.59%	$ 500	$ —
Global Fund[1] .....................	$3	— %	— %	$ —	$ —
Main Street Equity Fund[1] ............	$1,354	2.92%	0.51%	$68	$81
Mid Cap Growth Fund[1] .............	$3,114	3.70%	4.69%	$1,877	$669
Small Cap Growth Equity Fund[1] .......	$3,286	3.92%	— %	$ 64	$ —

1	Includes affiliated trading platforms of Jefferies LLC.
The following table discloses, for those Funds that had trades directed to a broker or dealer during the fiscal year ended December 31, 2025 because of research services provided, the dollar value of transactions placed by each such Fund with such brokers and dealers during the fiscal year ended December 31, 2025 to recognize “brokerage and research” services, and commissions paid for such transactions:

Fund	Dollar Value of Those Transactions	Amount of Commissions
Blue Chip Growth Fund ...........................................	$160,598,879	$8,231
Core Plus Bond Fund .............................................	$129,809,618	$2,142
Equity Income Fund ..............................................	$241,132,240	$41,834
Foreign Fund ....................................................	$31,432,551	$28,093
Income & Growth Fund ............................................	$63,307,407	$30,375
International Equity Fund ..........................................	$33,570,849	$17,391
Large Cap Growth Fund ...........................................	$40,477,961	$5,103
Main Street Equity Fund ...........................................	$177,090,227	$49,663
Mid Cap Growth Fund ............................................	$128,062,600	$37,254

Fund	Dollar Value of Those Transactions	Amount of Commissions
Mid Cap Value Fund ..............................................	$171,900,970	$52,986
Small Cap Growth Equity Fund .....................................	$92,576,883	$69,636
Small Company Value Fund ........................................	$22,914,558	$14,277
Small/Mid Cap Value Fund .........................................	$73,314,798	$29,704
Sustainable Equity Fund ...........................................	$58,307,060	$8,075
The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended December 31, 2025.

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Blue Chip Growth Fund .............................	Morgan Stanley	$2,055,975
	The Goldman Sachs Group, Inc.	1,961,928
		$4,017,903
Core Plus Bond Fund ...............................	Bank of America Corp.	$4,371,091
	JPMorgan Chase & Co.	4,165,386
	Wells Fargo & Co.	3,381,801
	The Goldman Sachs Group, Inc.	2,409,160
	Citigroup, Inc.	2,446,696
	Morgan Stanley	4,008,755
	Barclays PLC	1,136,926
	Deutsche Bank AG	707,077
		$22,626,892
Equity Income Fund ................................	Citigroup, Inc.	$9,475,928
	JPMorgan Chase & Co.	8,982,849
	Bank of America Corp	7,901,685
	Wells Fargo & Co.	5,857,434
	State Street Corp.	2,723,401
	Morgan Stanley	917,830
		$35,859,127
Equity Index Fund .................................	JPMorgan Chase & Co.	$10,153,797
	Bank of America Corp.	4,277,350
	Wells Fargo & Co.	3,386,702
	The Goldman Sachs Group, Inc.	3,051,888
	Morgan Stanley	2,482,224
	Citigroup, Inc.	2,417,000
	State Street Corp.	420,702
	T. Rowe Price Group, Inc.	267,928
		$26,457,591

Fund	Regular Broker or Dealer	Aggregate Value of Securities Held
Income & Growth Fund .............................	Wells Fargo & Co.	$3,344,482
	JPMorgan Chase & Co.	2,308,062
	Bank of America Corp.	1,765,830
		$7,418,374
Main Street Equity Fund ............................	JPMorgan Chase & Co.	$10,993,824
		$10,993,824
Mid Cap Value Fund ................................	T. Rowe Price Group, Inc	$1,732,065
		$1,732,065
Sustainable Equity Fund .............................	JPMorgan Chase & Co.	$2,202,052
	Bank of America Corp.	2,028,620
	The Goldman Sachs Group, Inc.	1,112,814
	Morgan Stanley	1,000,382
		$6,343,868
U.S. Research Enhanced Equity Fund ...................	JPMorgan Chase & Co.	$1,392,635
	Bank of America Corp.	585,750
	Wells Fargo & Co.	463,577
	The Goldman Sachs Group, Inc.	415,767
	Morgan Stanley	346,006
	Citigroup, Inc.	329,999
	State Street Corp.	54,958
	T. Rowe Price Group, Inc.	33,273
		$3,621,965
DESCRIPTION OF SHARES
The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.
The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 26 series, 18 of which are described in this SAI.
The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The series of the Trust are currently divided into between one and four classes of shares. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.

The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).
The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.
Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.
The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.
The separate investment accounts of variable life insurance policies and variable annuity contracts offered by companies such as MassMutual are the legal owners of each Fund’s shares. However, when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from the variable life insurance and variable annuity contract owners, instructions as to how to vote those shares. There is no minimum requirement for how many instructions must be received. When the separate investment accounts receive those instructions, they will vote all of the shares, for which they have not received voting instructions, in proportion to those instructions. This will also include any shares that the separate accounts own on their own behalf. This may result in a small number of contract owners controlling the outcome of the vote. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, MA 01111-0001.
The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.
The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance policies and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers, subadvisers, or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life insurance policies or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life insurance policies or variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life insurance policies, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life insurance and variable annuity separate accounts by the same Funds.
The Board follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance policies and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable life insurance policies and variable annuity contracts is contained in the prospectuses for those policies and contracts.
SECURITIES LENDING
State Street serves as securities lending agent to the Trust. As securities lending agent, State Street is responsible for the implementation and administration of the securities lending program pursuant to the Securities Lending Agency Agreement (“Securities Lending Agreement”) with respect to each Fund. State Street acts as agent to the Trust to lend available securities with any person on its list of approved borrowers. State Street determines whether a loan shall be made per the agreed upon parameters with the Trust and negotiates and establishes the terms and conditions of the loan with the borrower. State Street ensures that all substitute interest, dividends, and other distributions paid with respect to loan securities are credited to the applicable Fund’s relevant account on the date such amounts are delivered by the borrower to State Street. State Street receives and holds, on the Fund’s behalf, collateral from borrowers to secure obligations of borrowers with respect to any loan of available securities. State Street marks loaned securities and collateral to their market value each business day in order to maintain the value of the collateral at no less than 102% (for domestic) and 105% (for foreign) of the market value of the loaned securities. At the termination of the loan, State Street returns the collateral to the borrower upon the return of the loaned securities to State Street. State Street invests cash collateral in accordance with the Securities Lending Agreement. State Street maintains such records as are reasonably necessary to account for loans that are made and the income derived therefrom and makes available to the Funds daily, monthly, and quarterly statements describing the loans made, and the income derived from the loans, during the period. State Street performs compliance monitoring and testing of the securities lending program. The Board receives information quarterly describing the outstanding loans and income made on such loans during the period.
The dollar amounts of gross and net income from securities lending activities received and the related fees and/or compensation paid by each applicable Fund during the fiscal year ended December 31, 2025 were as follows:

Fund	Gross income earned by the Fund from securities lending activities	Fees paid to securities lending agent from a revenue split	Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in a revenue split	Administrative fees not included in a revenue split	Indemnification fees not included in a revenue split	Rebate (paid to borrower)	Other fees not included in a revenue split, if applicable, including a description of those other fees	Aggregate fees/ compensation paid by the Fund for securities lending activities	Net income from securities lending activities
Blue Chip Growth Fund ......	$3,383	$381	$11	$ —	$ —	$831	$ —	$1,223	$2,160
Core Plus Bond Fund ......	$134,768	$7,559	$794	$ —	$ —	$83,579	$ —	$91,932	$42,836
Equity Income Fund ......	$45,082	$3,376	$207	$ —	$ —	$22,371	$ —	$25,953	$19,129
Equity Index Fund ......	$4,304	$243	$22	$ —	$ —	$2,664	$ —	$2,928	$1,376
Focused Equity Fund ......	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
Foreign Fund ..	$43,497	$2,842	$207	$ —	$ —	$24,345	$ —	$27,394	$16,103
Global Fund ...	$95,947	$7,542	$462	$ —	$ —	$45,207	$ —	$53,211	$42,736
Income & Growth Fund ......	$51,976	$3,465	$246	$ —	$ —	$28,631	$ —	$32,342	$19,634
International Equity Fund .	$93,331	$6,563	$432	$ —	$ —	$49,149	$ —	$56,143	$37,188
Large Cap Growth Fund ......	$45,666	$1,812	$336	$ —	$ —	$33,247	$ —	$35,396	$10,270
Main Street Equity Fund .	$6,872	$467	$31	$ —	$ —	$3,730	$ —	$4,228	$2,644
Mid Cap Growth Fund ......	$54,394	$5,471	$210	$ —	$ —	$17,708	$ —	$23,389	$31,005
Mid Cap Value Fund ......	$19,583	$1,161	$95	$ —	$ —	$11,748	$ —	$13,004	$6,579
Small Cap Growth Equity Fund .	$96,876	$5,420	$545	$ —	$ —	$60,200	$ —	$66,164	$30,712
Small Company Value Fund ..	$38,068	$3,004	$170	$ —	$ —	$17,869	$ —	$21,043	$17,025
Small/Mid Cap Value Fund ..	$23,965	$1,389	$126	$ —	$ —	$14,580	$ —	$16,095	$7,870
Sustainable Equity Fund .	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
U.S. Research Enhanced Equity Fund .	$179	$4	$1	$ —	$ —	$151	$ —	$157	$22
PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED
Shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” Each Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a

Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs when converting the securities to cash. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that a Fund holds foreign securities that trade on days that foreign securities markets are open.
Equity securities and derivative contracts that are actively traded on a national securities exchange or contract market are valued on the basis of information furnished by a pricing service, which provides the last reported sale price, or, in the case of futures contracts, the settlement price, for securities or derivatives listed on the exchange or contract market or the official closing price on the NASDAQ National Market System (“NASDAQ System”), or in the case of OTC securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Portfolio securities traded on more than one national securities exchange are valued at the last price at the close of the exchange representing the principal market for such securities. Debt securities are valued on the basis of valuations furnished by a pricing service, which generally determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day.
Investments for which market quotations are readily available are marked to market daily based on those quotations. Market quotations may be provided by third-party vendors or market makers, and may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates. U.S. Government and agency securities may be valued on the basis of market quotations or using a model that may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. The fair values of OTC derivative contracts, including forward, swap, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices, may be based on market quotations or may be modeled using a series of techniques, including simulation models, depending on the contract and the terms of the transaction. The fair values of asset-backed securities and mortgage-backed securities are estimated based on models that consider the estimated cash flows of each debt tranche of the issuer, established benchmark yield, and estimated tranche-specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, prepayment speed assumptions and attributes of the collateral.

The Board has designated MML Advisers as the Funds’ “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Funds for which market quotations are not readily available or for which such market quotations or values are considered by MML Advisers or a subadviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of a Fund’s assets will be subject to fair valuation in accordance with MML Advisers’ fair valuation policy and procedures. The fair value determined for an investment by MML Advisers may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market, between the close of the foreign market and the time the Funds calculate their NAVs.
The prices of foreign securities are quoted in foreign currencies. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.
The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the Trust’s books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses will be allocated in proportion to the NAVs of the respective classes.
TAXATION
The following discussion of certain U.S. federal income tax consequences relevant to an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation relevant to an investment in the Funds.
Shares of the Funds are offered only to the separate accounts of the participating insurance companies that fund variable life insurance policies and variable annuity contracts. See the applicable contract prospectus for a discussion of the special tax treatment of those companies with respect to the accounts and their contract holders. The discussion below is generally based on the assumption that the shares of each Fund will be respected as owned by the insurance company separate accounts. If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, pursuant to the generally applicable rules of the Code. Because separate accounts of participating insurance companies will be the only shareholders of the Funds, no attempt is made here to describe the tax aspects of an investment in the Funds to such shareholders.

Taxation of the Funds: In General
Each Fund has elected and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund must, among other things:
1. derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (as defined below);
2. diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (a) the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (b) in the securities of one or more QPTPs (as defined below); and
3. distribute in or with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year in a manner qualifying for the dividends-paid deduction.
For purposes of the 90% gross income requirement described in (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a QPTP will be treated as qualifying income. A QPTP is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (1)(i) above. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.
For purposes of the diversification requirements described in (2) above, outstanding voting securities of an issuer will include the equity securities of a QPTP. Also for purposes of the diversification requirements in (2) above, identification of the issuer (or, in some cases, issuers) of certain of a Fund’s investments can depend on the terms and conditions of the investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to the identity of the issuer for a particular type of investment may adversely affect a Fund’s ability to meet the diversification requirements.
In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income and gains that are paid to its shareholders in the form of dividends (including capital gain dividends) in accordance with the timing requirements of the Code. As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.
If a Fund were to fail to meet the gross income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, (1) that Fund would be subject to tax on its taxable income at corporate rates and would not be able to deduct the distributions it makes to shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements, described below, that are applicable to such accounts, with the result that contracts supported by that account would no longer be eligible for tax deferral. In addition, distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. The Fund could also be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.
In general, amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. The 4% excise tax does not apply to any regulated investment company whose sole shareholders are separate accounts of life insurance companies funding variable contracts, tax-exempt pension funds, certain other permitted tax-exempt investors, or other regulated investment companies that are also exempt from the excise tax.
Variable Contract Diversification Requirements
Each Fund intends to comply with the separate diversification requirements for variable annuity and variable life insurance contracts under Code Section 817(h) and the regulations thereunder, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.
The regulations generally require a separate account’s assets to be diversified so that, as of the end of each calendar quarter or within 30 days thereafter, no single investment represents more than 55% of the value of the separate account’s total assets, no two investments represent more than 70% of the separate account’s total assets, no three investments represent more than 80% of the separate account’s total assets, and no four investments represent more than 90% of the separate account’s total assets. For this purpose, the regulations treat all securities of the same issuer as a single investment, and in the case of “government securities,” each government agency or instrumentality is treated as a separate issuer. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to regulated investment companies and not more than 55% of its assets constitute cash, cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies.
It is expected that the separate accounts investing in a Fund will be able to look through to the assets of the Fund for purposes of meeting these diversification requirements. Each Fund therefore intends to comply with these requirements as though its assets were held directly by a separate account. If a Fund were to fail to comply with these requirements, contracts that invest in the Fund through the participating insurance companies’ separate accounts would not be treated as annuity, endowment, or life insurance contracts under the Code and the contract holders generally would be subject to tax on all taxable distributions from a Fund, and on all income and gain accrued under the contracts from sales, exchanges, or redemptions of shares in the Fund for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction could require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.
Investor Control
The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of those contracts. The IRS has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad for this purpose.

The Funds have objectives and strategies that are not materially narrower than the investment strategies described in such IRS guidance, in which strategies such as investing in large company stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners.
The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies and tax advisers, and should refer to the prospectus for the applicable contract, for more information concerning this investor control issue.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Funds, and such guidance could affect the tax treatment of the Funds, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Funds will not have to change their investment objectives or investment policies. Each Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Certain Investments of the Funds
A Fund’s transactions in options, futures contracts, forward contracts, swap agreements, ETNs, other derivatives, and foreign currencies, as well as any of its hedging, short sale, securities loan, or similar transactions, may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, and short sale rules) the application of which may in certain cases be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect a Fund’s ability to qualify for treatment as a regulated investment company, thus potentially resulting in a Fund-level tax and implicating the variable contract’s qualification for favorable tax treatment.
An investment by a Fund in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, inflation-indexed bonds, and certain stripped securities will, and certain securities purchased at a market discount may, cause the Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Fund may be required to sell portfolio investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund that would need to be distributed to avoid a Fund-level tax.
A Fund’s investments in REIT equity securities, if any, may result in the Fund’s receipt of cash in excess of the REIT’s earnings. If the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for U.S. federal income tax purposes. Investments in REIT equity securities also may require a Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold.
Investments in debt obligations that are at risk of or in default present special tax issues for the Funds. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on such a debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
A Fund’s investments in commodities or commodity-linked instruments can be limited by the Fund’s intention to qualify as a regulated investment company, and can limit the Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund were to treat income or gain from a particular instrument as qualifying income, and the income or gain were later determined not to constitute qualifying income, and, together with any other nonqualifying income, were to cause the Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a regulated investment company unless it was eligible to and did pay a tax at the Fund level.
MLPs, if any, in which a Fund invests may qualify as QPTPs. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described above for regulated investment company qualification. If, however, such a vehicle were to fail to qualify as a QPTP in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement and thus could bear on the Fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification limits a Fund’s investments in one or more vehicles that are QPTPs to 25% of the Fund’s total assets as of the close of each quarter of the Fund’s taxable year. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to a Fund will constitute qualifying income to the Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Fund. Thus, all or a portion of any income and gains from a Fund’s investment in an MLP that is a regular (non-QPTP) partnership could constitute non-qualifying income to the Fund for purposes of the 90% gross income requirement. In such cases, a Fund’s investments in such entities could be limited by its intention to qualify as a regulated investment company, and could bear on its ability to qualify as such.
Foreign Investments and Taxes
Investment income and gains received by a Fund from foreign securities may be subject to foreign income or other taxes, which will reduce the Fund’s yield on such securities and which may be imposed on a retroactive basis. The United States has entered into tax treaties with some foreign countries that may entitle a Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund intends to qualify for treaty reduced rates where available. It is not possible to determine a Fund’s effective rate of foreign tax in advance.
Special U.S. tax considerations may also apply with respect to foreign investments by a Fund. Investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could result in a tax (including interest) on the Fund that cannot be avoided by making distributions to Fund shareholders. To avoid the potential for such a tax to apply, a Fund may elect to mark to market its investments in a PFIC on the last day of each year. A Fund may alternatively elect in certain cases to treat a PFIC as a qualified electing fund, in which case the Fund will be required to include annually its share of the income and net capital gains from the PFIC, regardless of whether it receives any distribution from the PFIC. The market-to-market and qualified electing fund elections may cause a Fund to recognize income prior to the receipt of cash payments with respect to its PFIC investments. In order to distribute this income and avoid a tax on the Fund, the Fund may be required to sell portfolio investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
General Considerations
The rules regarding the taxation of the separate accounts of participating insurance companies that utilize the Funds as investment vehicles for variable life insurance policies and variable annuity contracts are complex. The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Funds. Participating insurance companies and owners of variable life insurance policies and variable annuity contracts should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds.
CERTAIN ACCOUNTING INFORMATION
When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.

FINANCIAL STATEMENTS
The financial statements of the Funds for the fiscal year ended December 31, 2025, incorporated herein by reference from the Funds’ Form N-CSR for the fiscal year ended December 31, 2025, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its report which is also incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of Deloitte & Touche LLP given on the authority of that firm as experts in accounting and auditing. The Funds’ shareholder reports and financial statements and other information are available without charge, upon request, by calling 1-888-309-3539, by sending an email request to fundinfo@massmutual.com, or by visiting MassMutual’s website at https://www.massmutual.com/product-performance/variable-insurance-funds or the SEC’s website at https://www.sec.gov.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS
Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.
The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.
Commercial Paper Ratings:
S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:
A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:
Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from “F-1” for the highest quality obligations to “D” for the lowest. The F-1 and F-2 categories are described as follows:
F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
Bond Ratings:
S&P describes its four highest ratings for corporate debt as follows:
AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.
A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s describes its four highest corporate bond ratings as follows:
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Fitch describes its four highest long-term credit ratings as follows:
AAA—”AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—”AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—”A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—”BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”
S&P describes its below investment grade ratings for corporate debt as follows:
BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.
B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.
CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.
CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s describes its below investment grade corporate bond ratings as follows:
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch describes its below investment grade long-term credit ratings as follows:
BB—”BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—”B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.

Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES
The following represents the proxy voting policies (the “Policies”) of MML Series Investment Fund (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with certain exceptions) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series. All references to votes by proxy in this policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies. The Adviser will vote proxies on behalf of any Fund of Funds or Feeder Funds for which it serves as investment adviser, as well as for any special situations where the Adviser is in the best position to vote the proxy (“Special Situations”).
I.    GENERAL PRINCIPLES
In voting proxies, the Adviser and Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Adviser and Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.
II.    SUBADVISERS TO WHICH THE FUNDS AND ADVISER HAVE DELEGATED PROXY VOTING    RESPONSIBILITIES
1. The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.
2. The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.
3. The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.
4. The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.
III.    THE FUNDS AND ADVISER
1. The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.
2. The Trustees of the Funds will not vote proxies on behalf of the Funds or any Series.
3. The Adviser will not vote proxies on behalf of the Funds or any Series, except that the Adviser will vote proxies on behalf of any Fund of Funds or Feeder Fund for which it serves as investment adviser or in Special Situations.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com, on the MassMutual website at https://www.massmutual.com/product-performance/variable-insurance-funds, and on the Securities and Exchange Commission’s website at https://www.sec.gov.

MML INVESTMENT ADVISERS, LLC
As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,
MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II
(October 25, 2023)
General Overview
Policy
It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (the “Advisers Act”) by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” where MML Investment Advisers has not delegated proxy voting responsibility to a subadviser (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.
Background
MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. The Funds of Funds may invest in other series of the Trusts, funds advised by affiliates of MML Investment Advisers, and/or funds or exchange-traded funds advised by an unaffiliated investment adviser or an investment adviser affiliated with the Fund of Funds’ subadviser.
MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.
Procedure
1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
4. Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund; or (iii) in the event a Fund of Funds is investing in an underlying fund pursuant to Rule 12d1-4 under the Investment Company Act of 1940, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in that rule.
5. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.
6. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
Operating Procedures
MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.

All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or that person’s designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.
Record Retention
The Investment Management team will retain for such time periods as set forth in Rule 204-2:

•	Copies of all policies and procedures required by the Rule;

•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•	A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•
A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

ALLIANCEBERNSTEIN L.P.
October 2025
PROXY VOTING AND GOVERNANCE POLICY
Introduction
AllianceBernstein L.P.’s (“AB,” “we,” “us,” “our” and similar terms) mission is to work in our clients’ best financial interests to deliver better investment outcomes through differentiated research insights and innovative portfolio solutions. As a fiduciary and investment adviser, we place the interests of our clients first and treat all our clients fairly and equitably, and we have an obligation to responsibly allocate, manage and oversee their investments to seek sustainable, long-term shareholder value.
AB has authority to vote proxies relating to securities in certain client portfolios and, accordingly, AB’s fiduciary obligations extend to AB’s exercise of such proxy voting authority for each client AB has agreed to exercise that duty. AB’s general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best financial interests of each respective client as determined by AB in its discretion, after consideration of the relevant clients’ investment strategies, and in accordance with this Proxy Voting and Governance Policy (“Proxy Voting and Governance Policy” or “Policy”) and the operative agreements governing the relationship with each respective client (“Governing Agreements”). This Policy outlines our principles for proxy voting, includes a wide range of issues that often appear on voting ballots, and applies to all of AB’s internally managed assets, globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Investment Stewardship Team”), to ensure that this Policy and its procedures are implemented consistently.1
This Policy forms part of a suite of policies and frameworks including AB’s Stewardship Statement that outline our approach to investment stewardship. Proxy voting is an integral part of this process, enabling us to support sound corporate governance practices, strong shareholder rights, transparent disclosures, and encourage effective oversight of material issues.
This Policy is overseen by the Proxy Voting and Governance Committee (“Proxy Voting and Governance Committee” or “Committee”), which provides oversight and includes senior representatives from Investments, Legal and Operations. It is the responsibility of the Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in the Policy, and to review the Policy no less frequently than annually. In addition, the Committee meets at least three times a year and as necessary to address special situations.
Research Underpins Decision Making
As a research-driven firm, we approach proxy voting with the same commitment to rigorous research and engagement that we apply to all our investment activities. The different investment philosophies applied by our investment teams may occasionally result in different conclusions being drawn for certain proposals. In turn, our votes for some proposals may vary from issuer to issuer, while still aligning with our goal of maximizing the long-term value of securities in our clients’ portfolios.
For accounts where proxy voting is directed by clients or newly acquired subsidiary companies, voting decisions may deviate from this Policy. To the extent there are any inconsistencies between this Policy and a client’s Governing Agreements, the Governing Agreements shall supersede this Policy. We do not offer different versions of our Proxy Voting and Governance Policy.

1	Please note that while this Policy is intended to be applied globally, in certain jurisdictions in which we operate, a limited number of votes may vary due to local rules and regulations.

Research Services
To facilitate the efficient and accurate voting of our client’s securities, we subscribe to research services from vendors such as Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis. These research materials are used for informational purposes alongside company filings, and AB’s voting decisions are always guided by AB’s Proxy Voting and Governance Policy. Our investment professionals can access these research and informational materials at any time.
Engagement
In evaluating proxy issues and determining our votes, we seek the perspective and expertise of various relevant parties. Internally, the Investment Stewardship Team may consult the Committee, Chief Investment Officers, Portfolio Managers, and/or Research Analysts across our equities platform. By partnering with investment professionals, we are empowered to incorporate company-specific fundamental insights into our vote decisions.
Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, and more importantly, affect positive changes which we believe will drive shareholder value. In addition, we may engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.
Escalation Strategies
Proxy voting and engagements work in conjunction to raise and escalate investor concerns to companies. In cases where we determine that the issuer’s behavior isn’t aligned with our clients’ best financial interests, we may escalate our voting and engagement by taking actions such as voting against the relevant directors. The materiality of the issue and the responsiveness of management will guide our approach which is outlined in the AB Stewardship Statement.
Proxy Voting Guidelines
Our proxy voting guidelines are both principles-based and rules-based. Subject to client guidelines, we adhere to a core set of principles described in this Policy. We assess each proxy proposal within the framework of these principles, with our ultimate “litmus test” being what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation should generally rest with a company’s board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable should they fail to act in the best interests of shareholders.
We generally vote proposals in accordance with these guidelines; however, we may deviate from these guidelines if we believe that deviating from our stated Policy is necessary to maximize long-term shareholder value or as otherwise warranted by the specific facts and circumstances of an investment. While our Policy is broadly applicable, we may make exceptions to these guidelines for non-operating companies such as closed-end funds. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that are in our clients’ best interests.
Shareholder Proposal Assessment Framework
AB’s commitment to maximizing the long-term value of clients’ portfolios drives how we analyze shareholder proposals. Shareholder proposals often address environmental, social and governance (“ESG”) disclosures, which we believe can in some cases help improve the accuracy of our valuation of companies. We think it is in our clients’ best interests to incorporate a comprehensive set of risks and opportunities, including but not limited to material ESG issues, from a long-term shareholder value perspective. The evaluation of a proposal that addresses an ESG issue will consider (among other things) the following core factors, as necessary:

•	The materiality of the mentioned ESG issue for the company’s business

•	The company’s current practice, policy, and framework

•	The prescriptiveness of the proposal—does the shareholder make a request that unreasonably burdens management?

•
The context of the shareholder proposal—is the proponent tied to any particular interest group(s)? Does the proposal aim to promote the interest of the shareholders or group that they are associated with?

•	How does the proposal add value for the shareholders?

We do not vote in favor of all ESG-related proposals. This shareholder proposal assessment framework applies to all proposals slated by shareholders, globally.
Director Elections
AB’s approach to voting on director elections is grounded in the belief that directors should represent shareholder interests and ensure management is maximizing long-term shareholder value. We generally vote in favor of the management-proposed slate of directors, but we consider a number of factors, including local market best practice, when making our decision. Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. These interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we believe that companies should have a majority of independent directors and independent key committees. We will incorporate local market regulation and corporate governance codes into our decision making, though we may support requirements that surpass market regulation and corporate governance codes if we believe they will improve corporate governance practices.
We consider a director to be independent if they meet the criteria for independence set forth by the primary exchange or the best practice code in the country where the company is domiciled. We also take into account affiliations, related party transactions, and prior service to the company.
We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors who fail to act on key issues. We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse. We prioritize transparency and disclosure in our analysis of director elections. If there is insufficient information about nominees disclosed in the proxy statement, we may abstain or vote against.
We also take into account compensation, audit, and governance practices when evaluating directors. If a company lacks a formal key committee or has demonstrated poor practices in these areas, we may vote against relevant directors, which may include committee chairs, committees as a whole, or the full board in cases of multi-year concerns.
Finally, we are committed to engaging with company management to resolve issues that arise. We may do so through phone, written, virtual or in-person communication until a satisfactory resolution is reached.
Majority Vote Standard
Sound corporate governance requires that shareholders have a meaningful say in the company’s affairs. We believe that electing directors by a majority of votes cast at an annual meeting is a better method than plurality voting. Under plurality voting standards, a director could be elected by a single affirmative vote even if a majority of shareholders withheld support.
AB also views majority voting provisions as beneficial to director accountability. Therefore, we generally support companies amending their by-laws to require director nominees be elected by an affirmative vote of a majority of the votes cast. However, we recognize that in contested elections where the number of nominees exceeds the number of board seats, a carve-out should be provided to allow for plurality voting. While we generally prefer a majority vote standard, we may take a case-by-case approach if the issuer is a non-operating company such as closed-end funds.
Board Leadership
We believe there can be benefits to an executive chairman and to having the positions of chairman and CEO combined as well as split. When the chair is non-independent, the company must have sufficient counter-balancing governance in place, generally through a strong lead independent director. AB therefore generally supports the establishment of a lead independent director if the chairman is non-independent. We believe that having a robust lead independent director role with clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, is an effective way to balance governance.

If a company already has a lead independent director in place with robust responsibilities, we will generally oppose proposals that require an independent board chairman, unless there are additional concerns regarding board leadership or broader corporate governance.
Classified Board
Typically, a classified board is divided into three classes, each holding office for a term of three years, with only a portion of the board being elected or replaced each year. We generally favor declassified boards, but we may take a case-by-case approach if certain conditions are met, such as an adequate sunset provision, a justifiable financial reason, or if the issuer is a non-operating company such as closed-end funds.
Board Capacity
We believe that assessing each nominee’s capacity for a board seat is essential for ensuring meaningful board oversight of management. Nominees who are “over-boarded”, or have too many outside board commitments, may be unable to dedicate sufficient time toward their board oversight responsibilities.

•	Non-Executive Directors: AB generally votes against the appointment of non-executive directors who serve on more than four public company boards.

•	Active CEOs: AB generally votes against the appointment of active CEOs who serve on more than two public company boards.

•	Active CEO of the Company Under Voting Consideration: For CEOs of the company under consideration, AB generally votes against their appointment if they serve on more than three public company boards.

Board Composition
Diversity is an important element of assessing a board’s composition, as it promotes a wider range of perspectives to be considered for companies to both strategize and mitigate risks. We believe diversity is multi-faceted and should incorporate a broad range of factors in order to promote diversity of thought, which may include professional experience, tenure, age, gender, ethnicity, and/or nationality. We comply with the requirements of local market regulation and note that several European countries legally require board-level gender diversity at publicly listed companies.
Taking into account a board’s size as well as regional considerations, AB may vote against the nominating committee chair, or a relevant incumbent board member such as a nominating committee member if the chair is not up for election, when the board lacks sufficient diversity, unless there are mitigating factors (e.g. the board has articulated plans to diversify board membership, or has made recent improvements).
Compensation
Compensation policies play a critical role in attracting, retaining, and motivating executives, directors, and employees. Incentives should be aligned with shareholder interests to facilitate long-term value creation and sustainable performance.
Executive Compensation
It is crucial to establish a direct correlation between variable pay and the company’s operational and financial performance, through metrics that are challenging and align with the company’s strategy. Compensation plans are often complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed executive compensation plan within the framework of four guiding principles, each of which ensures a company’s compensation plan helps to align the long-term interests of management with shareholders:

•	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;

•	Compensation costs should be managed in the same way as any other expense;

•
Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a material adverse financial or reputational effect on the company and;

•	In granting awards, management should clearly exhibit integrity and a rigorous decision-making process.

Further, we believe that compensation plans should be sufficiently long-term oriented. Long-term incentive plans should adhere to a minimum of three-year vesting periods and clearly target long-term financial goals. We are generally unsupportive of special bonuses that are not explicitly tied to a company’s financial performance or lack multi-year vesting periods. If a retention grant is awarded, we expect companies to provide a rationale detailing how the award aligns with business needs and overall strategy. In cases where the compensation committee has exercised discretion to adjust pay outcomes, we expect a detailed justification and explanation of the method used to determine the adjustment. Additionally, we expect disclosure on how the revised outcome is consistent with the shareholders’ interests.
We believe that compensation plans should include clawback provisions that require executives to relinquish their awards if their compensation was based on erroneous financial statements or deceitful business practices.
We may oppose plans which include, and directors who establish, compensation plan provisions deemed to be poor practice such as automatic acceleration of equity, or single-triggered, in the event of a change in control. Although votes on compensation plans are by nature only broad indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing shareholder value.
Equity Compensation Plans
Equity compensation plans (or “omnibus stock plans”) are intended to align the interests of employees and executives with those of shareholders by providing stock-based incentives. While we generally support the use of equity in compensation plans, we assess each plan on a case-by-case basis. Our evaluation criteria include the overall cost of the plan, potential dilution to shareholders, historical burn rates, and the specific design features of the plan. We may vote against equity compensation plans that contain provisions that are misaligned with shareholder interests, such as the ability to reprice options without shareholder approval or the inclusion of evergreen provisions.
Director Compensation
For non-executive directors, we believe that compensation should be structured in such a way that it does not compromise their independence. We will generally oppose performance-based variable remuneration for non-executive directors.
Auditors
We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation. We recognize that there may be potential conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, we consider the proportion of non-audit fees to total fees and other factors like auditor tenure to assess independence. Excessive non-audit fees may lead us to vote against the auditor and/or audit committee members. In determining what is excessive we exclude non-audit fees related to extraordinary events such as IPOs, bankruptcy emergence, and spin-offs. Additionally, we may vote against or abstain if the audit firm is not disclosed, considering local market practices.
In some markets, companies are required to submit their financial statements for shareholder approval. We generally approve financial statements unless there are reasons to vote otherwise, such as if the information is not made available prior to the meeting. In markets requiring the election of internal statutory auditors (e.g., Japan), we generally support management’s nominees if they meet regulatory requirements. However, we may vote against nominees who are designated independent statutory auditors but serve as executives of a subsidiary or affiliate of the issuer, or if there are other reasons to question their independence. We review proposals to limit auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

Transactions and Special Situations
Transactions, Restructurings, Mergers and Acquisitions
Proposals requesting shareholder approval for corporate restructurings, merger and acquisitions, and spin-offs are evaluated on a case-by-case basis. Our primary objective in assessing and voting on these proposals is to maximize long-term shareholder value. We consider a multitude of factors that could impact the company’s future performance and shareholder returns, including the board’s rationale behind the transaction, the potential financial benefits and risks, the alignment with the company’s long-term strategic goals, and the overall integrity of the transaction process. We may abstain from voting on transactions in instances where there is insufficient information.
Shareholder Rights Plans
Our approach to voting on shareholder rights plans, or poison pills, is grounded in our commitment to protecting shareholder rights and maximizing long-term value. Accordingly, we assess these proposals on a case-by-case basis. We will oppose poison pills that unreasonably seek to impede takeovers or entrench management. We may support proposals which protect shareholders’ right to consider and potentially accept a compelling offer. Additionally, we may support net operating loss rights plans when the protection of a company’s tax assets is material to its financial health and future value. We generally support shareholder proposals that require the company to submit a shareholder rights plan to a shareholder vote, though may take a case-by-case approach if the issuer is a non-operating company such as closed-end funds.
Shareholder Rights
Capital Structure
The one share, one vote principle—that voting power is proportional to an one’s economic interest— is preferred to ensure the board is accountable to shareholders. AB’s general expectation of companies with multi-class equity structures carrying unequal voting rights (or “supervoting shares”) is to attach safeguards for minority shareholders when appropriate and in a cost-effective manner, which may include a sunset provision or periodic shareholder reauthorizations. We expect boards to routinely review existing multi-class share structures and articulate why the structure is beneficial for long-term shareholders. If a multi-class share structure is in place without adequate safeguards, AB will generally vote against relevant directors.
With that backdrop, we acknowledge that multi-class structures may be beneficial for a period of time for certain companies, allowing management to focus on longer-term value creation which benefits all shareholders. Accordingly, AB may refrain from voting against relevant directors if the multi-class capital structure is subject to a formal sunset provision, or if company-specific conditions warrant it.
Proxy Access
Proxy access allows “qualified shareholders” to nominate directors. Our voting stance typically favors proposals for proxy access that adhere to the 2010 SEC proposal (since vacated) which allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees. We may vote against proposals that include requirements that are stricter than the SEC’s framework including implementation restrictions and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We will generally vote in favor of proposals that seek to amend an existing right to more closely align with the SEC framework. We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.
Majority Vote Standard for Charter & Bylaw Amendments
We generally favor the implementation of simple majority vote requirements for charter and bylaw amendments. This means that a proposal would only need to receive a majority of votes cast in order to be approved. We believe that this approach promotes greater shareholder accountability and ensures that the will of the majority is reflected in important decisions affecting the company. As such, we will generally vote for proposals to reduce supermajority voting requirements, though may take a case-by-case approach if the issuer is a non-operating company such as closed-end funds.
Special Meetings
We are generally supportive of the right for shareholders to call special meetings, which allows shareholders to take action on certain matters that arise between regularly scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage as defined by the relevant company bylaws.
We recognize the importance of the right of shareholders to remove poorly performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support proposals to establish shareholders’ right to call a special meeting if one is not already in place. When evaluating proposals to reduce the existing special meeting right threshold, we will assess the potential abuse of the right based on the company’s current share ownership structure, and whether the request goes beyond market practice.
Written Consent
Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will generally support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we may oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders. We may also vote against the proposal if the company provides shareholders a right to call special meetings with an ownership threshold of 15% or below in absence of material restrictions, as we believe that shareholder access rights should be considered from a holistic view rather than promoting all possible access rights that may impede one another in contrast to long-term shareholder value.
Material Environmental and Social Issues
Climate
Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potential material risk to the sustainability of a wide range of business activities. These proposals may include emissions standards or reduction targets, quantitative goals, and impact assessments. We evaluate these proposals on a case-by-case basis, taking into account the materiality of the issue to the business and whether the proposal is of added benefit to shareholders. We will additionally consider company specific context as well as our ongoing research and engagements for evaluating the company’s existing policies and practices.
For proposals related to climate change, we will carefully assess the company’s current policies/disclosures and its incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.
For issuers with material exposure to climate risk, AB assess the climate risk management strategy by considering factors such as, but not limited to:
Emissions Metrics and Targets

•	Does the company have emissions metrics and targets in place for Scopes 1 and 2 emissions?

Climate Risk Management

•	Does the company perform scenario analysis that includes the use of a widely recognized, scientifically based 1.5 degree scenario?

Governance

•	Does the board provide oversight on the issuer’s climate change strategy?

•	Has the company incurred any recent material failures, or been involved in any controversies, related to managing climate-related risk?

Disclosure

•	Does the company disclose its exposure to climate risk via the framework developed by the Taskforce on Climate related Financial Disclosure?

Biodiversity
Companies are increasingly recognizing the importance of managing biodiversity and nature-related factors to generate long-term financial returns for shareholders. This can be achieved by implementing appropriate risk oversight and establishing relevant metrics and targets to manage their reliance on, impact on, and use of natural capital. Companies—particularly those that have significant impacts on local environments or have supply chains exposed to locations with biodiversity-related risk—should disclose how they integrate these factors into their strategy and how they manage material risks and opportunities relating to biodiversity. Additionally, companies should consider engaging with stakeholders, including local communities and conservation organizations, to ensure that their activities do not have a negative impact on biodiversity, which could potentially cause negative reputational or financial risks. Accordingly, we will vote on proposals related to biodiversity on a case-by-case basis.
Political Spending
We believe that increased transparency in political contributions and lobbying expenses is essential for ensuring accountability and promoting responsible corporate citizenship. As such, we generally vote in favor of proposals that request increased disclosure of these expenses, including those paid to trade organizations and political action committees at the federal, state, or local level. By doing so, we can better understand how a company is using its resources to influence political decisions and ensure that these activities align with its stated values and principles and are in the best interests of shareholders. Increased transparency can also help to mitigate reputational risks and promote public trust in the company. We believe that companies have a responsibility to disclose their political contributions and lobbying expenses to their shareholders and the public.
Human Capital Management
Human capital management is a critical component of a company’s long-term success. Companies should provide fair compensation and benefits, as well as opportunities for career growth and advancement. Additionally, companies should prioritize employee health and safety, both physical and mental, and provide a supportive work environment that fosters collaboration and innovation. Effective communication and engagement with employees is also essential for building a strong corporate culture and ensuring that employees feel valued and heard. By prioritizing human capital management, companies can attract and retain top talent, foster innovation and creativity, and ultimately drive long-term value for shareholders. We will vote case-by-case on proposals related to human capital management considering a company’s current practices, policies and disclosures.
Conflicts of Interest
Introduction
As a fiduciary, we must always act in our clients’ best financial interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to mitigate any perceived or actual conflicts of interest.
AB recognizes that potentially material conflicts of interest arise when we engage with a company or vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship, and that such conflicts could affect how we vote on the issuer’s proxy. Similarly, potentially material conflicts of interest arise when engaging with and deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to address any perceived or actual conflict of interest, the procedures set forth below (see Handling Potential Conflicts of Interest section below) have been established for use when we encounter a potential conflict to ensure that our engagement activities and voting decisions are in our clients’ best interest consistent with our fiduciary duties and seek to maximize shareholder value.
Adherence to Stated Proxy Voting Policies
Subject to client guidelines, votes generally are cast in accordance with this Policy. In situations where our Policy involves a case-by-case assessment, the following sections provide criteria that will guide our decision. In situations where our Policy on a particular issue involves a case-by-case assessment and the vote cannot be clearly decided by an application of our stated Policy, a member of the Committee or his/her designee will make the voting decision in accordance with the basic principle of our Policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of our proxy services vendor, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting Policy on specific issues must be documented. If a proxy vote involves a potential conflict of interest, the voting decision will be determined in accordance with the processes outlined in the Handing Potential Conflicts of Interest section of the Policy below. On an annual basis, the Committee will receive and review a report of all such votes so as to confirm adherence with the Policy.
Disclosure of Conflicts
When considering a proxy proposal, members of the Committee or investment professionals involved in the decision-making process must disclose to the Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Committee has a material conflict of interest, he or she generally must recuse himself or herself from the decision-making process.
Potential Conflicts
Potential conflicts related to proxy voting may include, but are not limited to, the following:

•	Votes involving publicly traded clients of AB;

•	Votes involving publicly traded companies that distribute AB mutual funds;

•	Votes where investment teams have different views;

•	Votes involving any clients that try to advocate for proxy voting support;

•	Voting contrary to the Policy; and

•	Any other company subject to a material conflict of which a Committee member becomes aware.

We determine our votes for all meetings of companies that may present a conflict by applying the processes described in the Handling Potential Conflicts of Interest section below. We document all instances when the Conflicts Officer determines our vote.
Handling Potential Conflicts of Interest
When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision is in the best interest of our clients:

•	If our proposed vote is consistent with the Policy, no further review is necessary.

•
If our proposed vote is contrary to the Policy, the vote will be presented to AB’s Conflicts Officer. The Conflicts Officer’s review and determination will be documented and presented to the Proxy Voting and Governance Committee. The Conflicts Officer will determine whether the proposed vote is reasonable and in line with our fiduciary duties to clients. If the Conflicts Officer cannot determine that the proposed vote is reasonable, the Conflicts Officer may instruct AB to refer the votes back to the client(s) or take other actions as the Conflicts Officer deems appropriate in light of the facts and circumstances of the particular potential conflict. The Conflicts Officer may take or recommend that AB take the following steps:

○	Recuse or “wall-off” certain personnel from the proxy voting process;

○	Confirm whether AB’s proposed vote is consistent with the voting recommendations of our proxy research services vendor; or

○	Take other actions as the Conflicts Officer deems appropriate.

Review of Third-Party Proxy Service Vendors
AB engages one or more Proxy Service Vendors to provide voting research and voting execution services. From time to time, AB will evaluate each Proxy Service Vendor’s services to assess that they are consistent with this Policy and the best interest of our clients. This evaluation may include: (i) a review of pre-populated votes on the Proxy Service Vendor’s electronic voting platform before such votes are cast, and (ii) a review of policies that address the consideration of additional information that becomes available regarding a proposal before the vote is cast. AB will also periodically review whether Proxy Service Vendors have the capacity and competency to adequately analyze proxy issues and provide the necessary services to AB. AB will consider, among other things, the adequacy and quality of the Proxy Service Vendor’s staffing, personnel and/or technology, as well as whether the Proxy Service Vendor has adequate disclosures regarding its methodologies in formulating voting recommendations. If applicable, we will also review whether any potential factual errors, incompleteness or methodological weaknesses materially affected the Proxy Service Vendor’s services and the effectiveness of the Proxy Service Vendor’s procedures for obtaining current and accurate information relevant to matters included in its research.
The Committee also takes reasonable steps to review the Proxy Service Vendor’s policies and procedures addressing conflicts of interest and verify that AB’s primary Proxy Service Vendor(s) is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing each Proxy Service Vendor’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, (i) whether the Proxy Service Vendor has adequate policies and procedures to identify, disclose, and address actual and potential conflicts of interest; and (ii) whether the Proxy Service Vendor provides adequate disclosure of actual and potential conflicts of interest with respect to the services provided to AB by the Proxy Service Vendor and (iii) whether the Proxy Service Vendor’s policies and procedures utilize technology in delivering conflicts disclosure; and (iv) can offer research in an impartial manner and in the best interests of our clients.
Confidential Voting
It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement; or (vi) declare our stance on a shareholder proposal(s) that is (are) deemed material for the issuer’s business for generating long-term value in our clients’ best interests. Once the votes have been cast for our mutual fund clients, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website one business day after the meeting date.
We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us how AB’s Policy would be implemented. A member of the Committee or one or more Investment Stewardship Team may provide the results of a potential implementation of the AB policy to the client’s account subject to an understanding with the client that the implementation shall remain confidential.
Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.
A Note Regarding AB’s Structure
AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation is an indirect wholly owned subsidiary of Equitable Holdings, Inc.
As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.
Voting Transparency
We publish our voting records on our website one business day after the shareholder meeting date for each issuer company.
Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor.
Record Keeping
All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than six (6) years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of six (6) or more years. If the local regulation requires that records are kept for more than six or more years, we will comply with the local regulation. We maintain the vast majority of these records electronically.
Proxy Voting and Governance Policy
The Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and on the AB website.
Proxy Statements Received Regarding Clients’ Securities
For US Securities, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.
Records of Votes Cast on Behalf of Clients
Records of votes cast by AB are retained electronically by our proxy research service vendor.
Pre-Disclosure of Vote Intentions on Select Proposals
As part of our engagement and stewardship efforts, AB may publish our vote intentions on certain proposals in advance of select shareholder meetings, with an emphasis on issuers where our discretionary managed accounts have significant economic exposure. The selected proposals are chosen because they impact a range of key topics where AB may have expressed our viewpoints publicly, through prior engagement or proxy voting. We do not pre-disclose our vote intentions on mergers and acquisition activity. The published vote intentions are available on our website.

Disclosure of Holdings
It is AB’s policy to not disclose holdings information of its discretionary managed accounts outside what is required to be disclosed in a regulatory filing. However, AB will disclose this holdings information to the issuers of the securities subject to an upcoming vote as required by local law or regulation.
Documents Prepared by AB that Are Material to Voting Decisions
The Investment Stewardship Team is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to a member of Investment Stewardship Team.
Proxy Voting Procedures
Voting Administration
To efficiency execute proxy voting for clients’ holdings, AB uses ISS to submit votes electronically.
Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution and pre-populates certain ballots based on the guidelines contained in this Policy. AB’s Investment Stewardship Team assesses the proposals via ISS’s web platform, Proxy Exchange, and submits all votes electronically. ISS then returns the proxy ballot forms to the designated returnee for tabulation. In addition, AB’s proxy votes are double-checked in a two-tiered approach. All votes are reviewed real-time by an offshore proxy review team to verify that the executed votes are aligned with our Policy. Votes for significant holdings, as defined by our stake, are additionally reviewed on a monthly basis by the Investment Stewardship Team to ensure their compliance with our Policy.
If necessary, any paper ballots we receive will be voted electronically or via mail or fax.
Share Blocking and Abstaining from Voting Client Securities
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may determine to not vote those shares.
We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.
AB will abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if AB determines that abstaining or not voting would be in the applicable client’s best interest. In making such a determination, AB will consider various factors, including, but not limited to: (i) the costs associated with exercising the proxy (e.g., translation or travel costs); (ii) any legal restrictions on trading resulting from the exercise of a proxy (e.g., share-blocking jurisdictions); (iii) whether AB’s clients have sold the underlying securities since the record date for the proxy; and (iv) whether casting a vote would not reasonably be expected to have a material effect on the value of the client’s investment.
Loaned Securities
Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, for AB managed funds, the agent lenders have standing instructions to recall all securities on loan systematically in a timely manner on a best effort basis in order for AB to vote the proxies on those previously loaned shares.

If you have questions or desire additional information about this Policy, please contact ProxyTeam@alliancebernstein.com

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
PROXY VOTING POLICIES
American Century Investment Management, Inc. (the “Adviser”) is the investment manager for a variety of advisory clients, including the American Century family of funds. In such capacity, the Adviser has been delegated the authority to vote proxies with respect to investments held in certain accounts it manages. The following is a statement of the proxy voting policies (the “Policies”) that have been adopted by the Adviser. In the exercise of proxy voting authority, which has been delegated to it by particular clients, the Adviser will apply the Policies in accordance with, and subject to, any specific policies that have been adopted by the client and communicated to and accepted by the Adviser in writing.
I.    General Principles
In providing the service of voting client proxies, the Adviser is guided by general fiduciary principles, must act prudently, solely in the interest of its clients, and must not subordinate client interests to unrelated objectives. Except as otherwise indicated in these Policies, the Adviser will use its best efforts to vote all proxies with respect to investments held in the client accounts it manages. Shares may not be voted if the cost or administrative burden of voting shares of a particular portfolio company in the judgment of the Adviser exceeds the benefit to fund shareholders. The Adviser will attempt to consider all factors of its vote that could affect the value of the investment.
Although in most instances the Adviser will vote proxies consistently across all client accounts, the votes will be based on the best interests of each client. As a result, accounts managed by the Adviser may at times vote differently on the same proposals. Examples of when an account’s vote might differ from other accounts managed by the Adviser include, but are not limited to, proxy contests and proposed mergers. In short, the Adviser will vote proxies in the manner that it believes will do the most to maximize shareholder value.
A. Non-U.S. Proxies
The Adviser will generally evaluate non-U.S. proxies in the context of the Policies but will also, where feasible, take into consideration differing laws, regulations, and practices in the relevant foreign market in determining if and how to vote. There may also be circumstances when practicalities and costs involved with non-U.S. investing make it disadvantageous to vote shares. For instance, the Adviser generally does not vote proxies in circumstances where share blocking restrictions apply, when meeting attendance is required in person, or when current share ownership disclosure is required.
B. Stewardship and Engagement
As long-term owners and as part of its stewardship efforts, the Adviser undertakes regular contact with portfolio company management to provide the Adviser an opportunity to gain additional information when voting proxies.
C. Proposals Involving Sustainability Matters
The Adviser will vote with the expectation of maximizing shareholder value and believes that certain sustainability issues can potentially impact a company’s long-term financial performance. On a case-by-case basis, the financial materiality and potential risks or economic impact of the sustainability issues underpinning proxy proposals are considered and it is ultimately each team’s portfolio managers that are responsible for making the voting decision.
The portfolio management teams for portfolios that have sustainability considerations in their mandates can place emphasis around those considerations when voting proxies with the objective of enhancing outcomes.
D. Exception Voting
The Adviser reserves the right to vote contrary to the Policies when, in its opinion, the vote will do the most to maximize the investment objective of the account.

II.    Specific Proxy Matters
A.    Routine Matters
1.    Election of Directors
a) Generally. (i) The Adviser will generally support the election of directors that results in a board made up of a majority of independent directors. (ii) In general, the Adviser will vote in favor of management’s director nominees if they are running unopposed. The Adviser believes that management is in the best position to evaluate the qualifications of directors and the needs and dynamics of a particular board. (iii) When management’s nominees are opposed in a proxy contest, the Adviser will evaluate which nominees’ publicly announced management policies and goals are most likely to maximize shareholder value, as well as the past performance of the incumbents (iv) The Adviser maintains the ability to vote against any candidate whom it believes is not qualified or if there are specific concerns about the individual, such as allegations of criminal wrongdoing or breach of fiduciary responsibilities. (v) Additional information the Adviser may consider concerning director nominees include, but is not limited to, whether (1) there is an adequate explanation for repeated absences at board meetings, (2) the nominee receives non-board fee compensation, or (3) there is a family relationship between the nominee and the company’s chief executive officer or controlling shareholder, and/or (4) the nominee has sufficient time and commitment to serve effectively in light of the nominee’s service on other public company boards.
b) Committee Service. The Adviser will withhold votes for non-independent directors who serve on the audit and/or compensation committees of the board.
c) Classification of Boards. The Adviser believes classified boards represent a form of anti-takeover device, which is generally not in the interests of minority shareholders. Accordingly, the Adviser will generally support proposals that seek to declassify boards. Additionally, the Adviser will oppose efforts to adopt classified board structures.
d) Majority Independent Board. The Adviser will support proposals calling for a majority of independent directors on a board. The Adviser believes that a majority of independent directors can help to facilitate objective decision making and enhance accountability to shareholders.
e) Majority Vote Standard for Director Elections. The Adviser will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of the votes cast in a board election, provided that the proposal allows for a plurality voting standard in the case of contested elections. The Adviser may consider voting against such shareholder proposals where a company’s board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of the majority of the votes cast in an uncontested election.
f) Separate CEO and Chair. The Adviser will generally vote against shareholder proposals requesting an independent chair if the board is majority independent. Conversely, if the board is not majority independent, the Adviser will generally vote in favor of management proposals to separate the roles of CEO and chair of the board of directors.
g) Withholding Campaigns. The Adviser will generally support proposals calling for shareholders to withhold votes for directors where such actions will advance the principles set forth in paragraphs 1(a) through 1(f) above.
h) Director Indemnification. The Adviser will generally vote in favor of a corporation’s proposal to indemnify its officers and directors in accordance with applicable state law. Indemnification arrangements are often necessary to attract and retain qualified directors.

2.    Ratification of Selection of Auditors
The Adviser will generally rely on the judgment of the portfolio company’s audit committee in selecting the independent auditors who will provide the best service to the company. The Adviser believes that independence of the auditors is paramount and will vote against auditors whose independence appears to be impaired. The Adviser will generally vote against proposed auditors in circumstances where the auditor has or may have a potential conflict of interest, including where: (a) an auditor has a financial interest in or association with the company, and is therefore not independent; (b) non-audit fees are excessive compared to audit fees (c) the audit firm’s tenure is excessively long; or (d) there is reason to believe that the independent auditor has previously rendered an opinion to the company that is either inaccurate or not indicative of the company’s financial position.
B.    Compensation Matters
1.    Executive    and Director Compensation
a) Advisory Vote on Compensation. The Adviser believes there are several effective ways to convey concerns about compensation including voting against the advisory vote on executive compensation (say-on-pay proposals), voting against specific incentive plans or amendments to incentive plans it deems excessive or withholding votes from compensation committee members. The Adviser will consider and vote on a case-by-case basis on say-on-pay proposals and will generally support management proposals unless there are inadequate risk-mitigation features or other specific concerns exist, including if the Adviser concludes that executive compensation is (i) misaligned with shareholder interests, (ii) unreasonable in amount, or (iii) not in the aggregate meaningfully tied to the company’s performance.
b) Frequency of Advisory Votes on Compensation. The Adviser generally supports the triennial option for the frequency of say-on-pay proposals, but will consider management recommendations for an alternative approach.
c) Clawback of Incentive Compensation. The Adviser expects portfolio companies to structure executive compensation plans in a manner that does not encourage excessive risk-taking or insulate management from the consequences of failures of risk management and oversight. The Adviser generally supports properly-structured clawback provisions in executive compensation plans as a way to mitigate the potential for excessive risk taking. In evaluating compensation clawback proposals, the Adviser will consider whether the company has a history of financial restatements, material financial problems, and any other factors deemed relevant.
d) Directors’ Stock Options Plans. The Adviser believes that stock options are an appropriate form of compensation for directors, and the Adviser will generally vote for director stock option plans that are reasonable and do not result in excessive shareholder dilution. Analysis of such proposals will be made on a case-by-case basis and will take into account total board compensation and the company’s total exposure to stock option plan dilution.
2.    Equity Based Compensation Plans
The Adviser believes that equity-based compensation plans are economically significant issues upon which shareholders are entitled to vote. The Adviser recognizes that equity-based compensation plans can be useful in attracting and retaining desirable employees. The cost associated with such plans must be measured if plans are to be used appropriately to maximize shareholder value. The Adviser may conduct an analysis of stock option, stock bonus or similar plans or material amendments thereto, including replenishing a plan with additional shares.
Features that may result in the Adviser voting against the initial adoption of a plan or subsequent amendment to replenish the plan with additional shares include whether the plan:
a) Provides for immediate vesting of all stock options in the event of a change of control of the company without reasonable safeguards against abuse (see “Anti-Takeover Proposals” below);

b) Resets outstanding stock options at a lower strike price unless, accompanied by a corresponding and proportionate reduction in the number of shares designated. The Adviser will generally oppose adoption of stock option plans that explicitly or historically permit repricing of stock options, regardless of the number of shares reserved for issuance, since their effect is impossible to evaluate;
c) Establishes restriction periods shorter than three years for restricted stock grants;
d) Does not reasonably associate awards to performance of the company (especially as it relates to the selection of appropriate vesting metrics, which ideally should contain both absolute and relative measures); or
e) Is excessively dilutive to the company. Factors that will be considered in the determination include the company’s overall market capitalization, the performance of the company relative to its peers, and the maturity of the company and its industry; for example, technology companies often use options broadly throughout its employee base, which may justify somewhat greater dilution.
3. Non-Stock Incentive Plans
Management may propose a variety of non-stock, cash-based incentive or bonus plans to stimulate employee performance. In general, the cash or other corporate assets required for most incentive plans is not material, and the Adviser will vote in favor of such proposals. Case-by-case determinations will be made of the appropriateness of the amount of shareholder value transferred by proposed plans.
C. Shareholder Rights
1. One Share, One Vote. The Adviser generally supports proposals to equalize the voting rights of shareholders, including the elimination of special or super voting share classes and the establishment of single-class voting structures.
2. Right to Call Special Shareholder Meetings. The corporation statutes of many states allow minority shareholders at a certain threshold level of ownership to call a special meeting of shareholders. This right can be eliminated (or the threshold increased) by amendment to the company’s charter documents. The Adviser believes that the right to call a special shareholder meeting is significant for minority shareholders; the elimination of such right will be viewed as an anti-takeover measure and the Adviser will generally vote against proposals attempting to eliminate this right and for proposals attempting to restore it.
3. Right to Act by Written Consent. The Adviser will generally vote for proposals to permit shareholders to act by written consent if the company does not currently permit shareholders to call for a special meeting or to act by written consent. The Adviser will generally vote against proposals on written consent if the company permits shareholders the right to call for a special meeting.
4. Proxy Access. The Adviser believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement may have corporate governance benefits. Accordingly, the Adviser will generally vote in favor of proposals to adopt proxy access rules offering a balanced set of limitations. When considering such proposals, the factors taken into account will include the following: (i) the ownership percentages and holding periods proposed; (ii) the maximum proportion of directors that shareholders may nominate each year; and (iii) any other material restrictions included in the proposal.
D.    Anti-Takeover Proposals
In general, the Adviser will vote against any proposal, whether made by management or shareholders, which the Adviser believes would materially discourage a potential acquisition or takeover. In most cases an acquisition or takeover of a particular company will increase share value. The adoption of anti-takeover measures may prevent or frustrate a bid from being made, may prevent consummation of the acquisition, and may have a negative effect on share price when no acquisition proposal is pending. In particular circumstances, the Adviser may vote in favor of some forms of control protective measures if they are responsive to a particular circumstance, are narrowly focused and have a sunset provision reasonably tied to the circumstances.
The items below discuss specific anti-takeover proposals.
1.    Staggered Board
If a company has a “staggered board,” its directors are elected for terms of more than one year and only a segment of the board stands for election in any year. Therefore, a potential acquiror cannot replace the entire board in one year even if it controls a majority of the votes. Although staggered boards may provide some degree of continuity and stability of leadership and direction to the board of directors, the Adviser believes that staggered boards are primarily an anti-takeover device and will vote against establishing them and for eliminating them. However, the Adviser does not necessarily vote against the re-election of directors serving on staggered boards.
2. Cumulative Voting
Cumulative voting gives minority shareholders a stronger voice in the company and a greater chance for representation especially when a company maintains a staggered or classified board.
Accordingly, if a company has a staggered board, the Adviser will: a) vote in favor of any proposal to adopt cumulative voting, and b) vote against any proposal to eliminate cumulative voting that is already in place.
3.    “Blank Check” Preferred Stock
Blank check preferred stock gives the board of directors the ability to issue preferred stock, without further shareholder approval, with such rights, preferences, privileges and restrictions as may be set by the board. In response to a hostile takeover attempt, the board could issue such stock to a friendly party or “white knight” or could establish conversion rights or other rights in the preferred stock which would dilute the common stock and make an acquisition impossible or less attractive. The argument in favor of blank check preferred stock is that it gives the board flexibility in pursuing financing, acquisitions or other proper corporate purposes without incurring the time or expense of a shareholder vote. Generally, the Adviser will vote against blank check preferred stock. However, the Adviser may vote in favor of blank check preferred stock if the proxy statement discloses that such stock is limited to use for a specific, proper corporate objective such as a financing instrument.
4.    Elimination of Preemptive Rights
When a company grants preemptive rights, existing shareholders are given an opportunity to maintain their proportional ownership when new shares are issued. A proposal to eliminate preemptive rights is a request from management to revoke that right.
While preemptive rights will protect the shareholder from having its equity diluted, it may also decrease a company’s ability to raise capital through stock offerings or use stock for acquisitions or other proper corporate purposes. Preemptive rights may therefore result in a lower market value for the company’s stock. In the long term, shareholders could be adversely affected by preemptive rights. The Adviser generally votes against proposals to grant preemptive rights, and for proposals to eliminate preemptive rights.
5.    Non-targeted Share Repurchase
A non-targeted share repurchase is generally used by company management to prevent the value of stock held by existing shareholders from deteriorating. A non-targeted share repurchase may reflect management’s belief in the favorable business prospects of the company. The Adviser finds no disadvantageous effects of a non-targeted share repurchase and will generally vote for the approval of a non-targeted share repurchase subject to analysis of the company’s financial condition.

6.    Increase in Authorized Common Stock
The issuance of new common stock can also be viewed as an anti-takeover measure, although its effect on shareholder value would appear to be less significant than the adoption of blank check preferred stock. The Adviser will evaluate the amount of the proposed increase and the purpose or purposes for which the increase is sought. If the increase is not excessive and is sought for proper corporate purposes, the Adviser will generally vote to approve the increase. Proper corporate purposes might include, for example, the creation of additional stock to accommodate a stock split or stock dividend, additional stock required for a proposed acquisition, or additional stock required to be reserved upon exercise of employee stock option plans or employee stock purchase plans. Generally, the Adviser will vote in favor of an increase in authorized common stock of up to 100% outstanding and otherwise reserved for all legitimate corporate purposes; increases in excess of 100% are evaluated on a case-by-case basis and will be voted affirmatively if management has provided sound justification for the increase.
7.    “Supermajority” Voting Provisions or Super Voting Share Classes
A “supermajority” voting provision is a provision placed in a company’s charter documents which would require approval by the vote of greater than a simple majority (generally ranging from 66% to 90%) of shareholder votes to approve any type of acquisition of the company.
The supermajority provision makes an acquisition more time-consuming and expensive for the acquiror. Accordingly, the Adviser will generally vote against the introduction of supermajority provisions and in favor of their removal.
8.    “Fair Price” Amendments
Fair price amendments are another type of charter amendment that would require an offeror to pay a “fair” and uniform price to all shareholders in an acquisition. In general, fair price amendments are designed to protect shareholders from coercive, two-tier tender offers in which some shareholders may be merged out on disadvantageous terms. Fair price amendments also have an anti-takeover impact, although their adoption is generally believed to have less of a negative effect on stock price than other anti-takeover measures. The Adviser will carefully examine all fair price proposals. In general, the Adviser will vote against fair price proposals unless the Adviser concludes that it is likely that the share price will not be negatively affected, and the proposal will not discourage acquisition proposals.
9.    Poison Pills or Shareholder Rights Plans
Some companies have retained some version of a poison pill plan (also known as a shareholder rights plan). Poison pill plans generally provide for the issuance of additional equity securities or rights to purchase equity securities upon the occurrence of certain events the company board deems hostile, such as the acquisition of a large block of stock.
The basic argument against poison pills is that they depress share value, discourage offers for the company and serve to “entrench” management. The basic argument in favor of poison pills is that they give management more time and leverage to deal with a takeover bid and, as a result, shareholders may receive a better price. The Adviser believes that the potential benefits of a poison pill plan are outweighed by the potential detriments. The Adviser will generally vote against all forms of poison pills.
The Adviser will, however, consider on a case-by-case basis poison pills that are very limited in time and preclusive effect. The Adviser will generally vote in favor of such a poison pill if it is linked to a business strategy that will – in the Adviser’s view – likely result in greater value for shareholders, if the term is less than three years, and if shareholder approval is required to reinstate the expired plan or adopt a new plan at the end of this term.
10. Change in Control Agreements
Change in control (golden parachute) agreements provide substantial compensation to executives who are terminated as a result of a takeover or change in control of their company. The existence of such plans in reasonable amounts probably has only a slight anti-takeover effect. In voting, the Adviser will evaluate the specifics of the plan presented. Features that may result in the Adviser voting against the adoption or extension of such an agreement include the following: (a) single-trigger or modified-single-trigger cash severance; (b) single-trigger acceleration of unvested equity awards; (c) excessive cash severance (greater than 3X base salary and bonus), especially when triggering adverse tax consequences for the recipient, the company, or both; (d) excise tax gross-ups triggered and payable (as opposed to a provision that provides excise tax gross-ups); (e) excessive change in control payments (on an absolute basis or as a percentage of transaction equity value; (f) recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or (g) the company’s assertion that a proposed transaction is conditioned on shareholder approval of the change in control advisory vote.
11.    Reincorporation
Reincorporation in a new state is often proposed as one part of a package of anti-takeover measures. Several states provide some type of legislation that greatly discourages takeovers. The Adviser will examine reincorporation proposals on a case-by-case basis.
Generally, if the Adviser believes that the reincorporation will result in greater protection from takeovers, the reincorporation proposal will be opposed. The Adviser will also generally oppose reincorporation proposals involving jurisdictions that specify that directors can recognize non-shareholder interests over those of shareholders. When reincorporation is proposed for a legitimate business purpose and without the negative effects identified above, the Adviser will generally vote affirmatively.
12.    Confidential Voting
Companies that have not previously adopted a “confidential voting” policy allow management to view the results of shareholder votes. This gives management the opportunity to contact those shareholders voting against management in an effort to change their votes.
Proponents of secret ballots argue that confidential voting enables shareholders to vote on all issues on the basis of merit without pressure from management to influence their decision. Opponents argue that confidential voting is more expensive and unnecessary; also, holding shares in a nominee name maintains shareholders’ confidentiality. The Adviser believes that the only way to insure anonymity of votes is through confidential voting, and that the benefits of confidential voting outweigh the incremental additional cost of administering a confidential voting system. Therefore, the Adviser will generally vote in favor of any proposal to adopt confidential voting.
13.    Opting In or Out of State Takeover Laws
State takeover laws typically are designed to make it more difficult to acquire a corporation organized in that state. The Adviser believes that the decision of whether or not to accept or reject offers of merger or acquisition should be made by the shareholders, without unreasonably restrictive state laws that may impose ownership thresholds or waiting periods on potential acquirors. Therefore, the Adviser will generally vote in favor of opting out of restrictive state takeover laws.
E.    Transaction   -Related Proposals
The Adviser will review transaction related proposals, such as mergers, acquisitions, and corporate reorganizations, on a case-by-case basis, taking into consideration the impact of the transaction on each client account. In some instances, such as the approval of a proposed merger, a transaction may have a differential impact on client accounts depending on the securities held in each account. For example, whether a merger is in the best interest of a client account may be influenced by whether an account holds, and in what proportion, the stock of both the acquirer and the acquiror. In these circumstances, the Adviser may determine that it is in the best interests of the accounts to vote the accounts’ shares differently on proposals related to the same transaction.

F.    Other Matters
1. Shareholder-sponsored proposals. Proposals introduced by shareholders will be evaluated for linkage between the proposal, its economic impact, and its potential to maximize long-term shareholder value. Where the economic impact of a proposal is unclear, the Adviser will generally rely on management’s assessment of the proposal if the Adviser believes the assessment is reasonable.
2. Anti-Greenmail Shareholder Proposals. “Anti-greenmail” proposals generally limit the right of a corporation, without a shareholder vote, to pay a premium or buy out a 5% or greater shareholder. Management often argues that they should not be restricted from negotiating a deal to buy out a significant shareholder at a premium if they believe it is in the best interest of the company. Institutional shareholders generally believe that all shareholders should be able to vote on such a significant use of corporate assets. The Adviser believes that any repurchase by the company at a premium price of a large block of stock should be subject to a shareholder vote. Accordingly, it will generally vote in favor of anti-greenmail proposals.
3. Director Tenure. Director Tenure proposals ask that age and term restrictions be placed on the board of directors. The Adviser believes that these types of blanket restrictions are not necessarily in the best interests of shareholders and therefore will consider and assess such measures as appropriate.
4. Director Share Ownership. The Adviser will generally vote against shareholder proposals that would require directors to hold a minimum number of the company’s shares to serve on the board of directors, in the belief that such ownership should be at the discretion of board members.
III. Securities on Loan
The Adviser shall use commercially reasonable efforts to monitor for material proxy votes with respect to loaned securities. In the event the Adviser has timely knowledge of a material vote, the Adviser will attempt to recall the loaned securities and submit a proxy in accordance with these proxy guidelines. Efforts to recall loaned securities may not be successful and there can be no guarantee that a valid proxy will be submitted in all cases.
IV.    Use of Proxy Advisory Services
The Adviser may retain proxy advisory firms to provide services in connection with voting proxies, including, without limitation, to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Policies, provide systems to assist with casting the proxy votes, and provide reports and assist with preparation of filings concerning the proxies voted.
Prior to the selection of a proxy advisory firm and periodically thereafter, the Adviser will consider whether the proxy advisory firm has the capacity and competency to adequately analyze proxy issues and the ability to make recommendations based on material, accurate information in an impartial manner. Such considerations may include some or all of the following (i) periodic sampling of votes cast through the firm’s systems to determine that votes are in accordance with the Adviser’s Policies and its clients’ best interests, (ii) onsite visits to the proxy advisory firm’s office and/or discussions with the firm to determine whether the firm continues to have the resources (e.g. staffing, personnel, technology, etc.) capacity and competency to carry out its obligations to the Adviser, (iii) a review of the firm’s policies and procedures, with a focus on those relating to identifying and addressing conflicts of interest and monitoring that current and accurate information is used in creating recommendations, (iv) requesting that the firm notify the Adviser if there is a change in the firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g., entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the firm, discussing the error with the firm and determining whether appropriate corrective and preventative action is being taken. In the event the Adviser discovers an error in the research or voting recommendations provided by the firm, it will take reasonable steps to investigate the error and seek to determine whether the firm is taking reasonable steps to reduce similar errors in the future.
While the Adviser takes into account information from many different sources, including independent proxy advisory services, the decision on how to vote proxies will be made in accordance with these Policies.

V.    Monitoring Potential Conflicts of Interest
The Adviser is responsible for monitoring and resolving possible conflicts between the interests of the Adviser and those of its clients with respect to proxy voting. The Adviser has adopted safeguards to address the potential that our proxy voting could be influenced by interests other than those of our fund shareholders and clients. Since our Policies are predetermined by the Adviser, application of the Policies to vote clients’ proxies should in most instances adequately address any possible conflicts of interest. However, for proxy votes inconsistent with the Policies, the Adviser’s Proxy Voting Committee reviews all such proxy votes to determine whether the portfolio manager’s voting rationale appears reasonable and is consistent with the general principles of the Policies. The Proxy Voting Committee also assesses whether certain business or other significant relationships between the Adviser and a company could have influenced an inconsistent vote on that company’s proxy. Issues raising possible conflicts of interest are referred to the Proxy Voting Committee for immediate resolution prior to the time the Adviser casts its vote. With respect to personal conflicts of interest, the Adviser’s Code of Ethics requires all employees to avoid placing themselves in a compromising position where their interests may conflict with those of our clients and restricts their ability to engage in certain outside business activities. Portfolio managers and other personnel involved with proxy voting with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
In addition, to avoid any potential conflict of interest that may arise when the Adviser votes proxies of a fund, portfolio, or other account (“Adviser-Voted Portfolio”) that owns shares of an American Century fund, the Adviser will “echo vote” such shares, if possible. Echo voting means the Adviser will vote the shares in the same proportion as the vote of all the other holders of the fund’s shares. So, for example, if shareholders of a fund cast 80% of their votes in favor of a proposal and 20% against the proposal, any Adviser-Voted Portfolio that owns shares of such fund will cast 80% of its shares in favor of the proposal and 20% against. When this is not possible, shares will be voted in consultation with the Adviser-Voted Portfolio client or an appropriate fiduciary responsible for the client (e.g., a committee of the independent directors of a fund or the trustee of a retirement plan).
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The Policies will be examined from time to time and may be amended by the Adviser. With respect to matters that do not fit in the categories stated above, the Adviser will exercise its best judgment as a fiduciary to vote in the manner that will most enhance shareholder value.
Case-by-case determinations will be made by the Adviser. Electronic records will be kept of all votes made.
Effective Date(s): September/October 2004, Last Revised June 2025

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC
PROXY VOTING POLICY AND GUIDELINES
Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”) has accepted authority to vote proxies for our clients who have delegated this responsibility to us. It is the Firm’s policy to vote our clients’ proxies in the best economic interests of our clients, the beneficial owners of the shares. The Firm has adopted this Proxy Voting Policy for handling research, voting, reporting, and disclosing proxy votes, and monitoring the Proxy Voting Guidelines (“Guidelines”) that provide a framework for assessing proxy proposals.
Barrow Hanley votes all clients’ proxies the same based on the Firm’s policy and Guidelines. If or when additional costs for voting proxies are identified, the Firm will determine whether such costs exceed the expected economic benefit of voting the proxy and may abstain from voting proxies for ERISA Plan clients. However, if/when such voting costs are borne by Barrow Hanley and not by the client, and all proxies will be voted for all clients.
Disclosure information about the Firm’s Proxy Voting Policy and Guidelines is provided in the Firm’s Form ADV Part 2.
To assist in the proxy voting process at its own expense, Barrow Hanley retains Glass Lewis & Co. (“Glass Lewis”) as proxy service provider. Glass Lewis provides:

•	Research on corporate governance, financial statements, business, legal, and accounting risks.

•	Proxy voting recommendations, including environmental, social, and governance voting Guidelines.

•	Portfolio accounting and reconciliation of shareholdings for voting purposes.

•	Proxy voting execution, record keeping, and reporting services.

Proxy Oversight Committee, Proxy Coordinators, and Proxy Voting Committee

•	Barrow Hanley’s Proxy Oversight Committee is responsible for implementing and monitoring this Proxy Voting Policy, procedures, disclosures, and recordkeeping.

•	The Proxy Oversight Committee conducts periodic reviews of proxy votes to ensure that the policy is observed, implemented properly, and amended or updated, as appropriate.

•
The Proxy Oversight Committee is comprised of the Responsible Investing Committee Lead (chair), the CCO, the Head of Business Operations, an At-Large Portfolio Manager, and another rotating member of the Investment team.

•	Research Analysts are responsible to review and evaluate proposals and make recommendations to the Proxy Voting Committee to ensure that votes are consistent with the Firm’s analysis.

•	Equity Portfolio Managers are members of the Proxy Voting Committee.

•	Equity Portfolio Managers vote proposals based on our Guidelines, internal research recommendations, and the research from Glass Lewis.

•	Proxy Coordinators oversee the proxy voting process, assisting Research Analysts and the Proxy Voting Committee as needed.

•	Proxies for the Diversified Small Cap Value accounts are voted in accordance with Glass Lewis’ recommendations for the following reasons:

•	Investment selection is based on a quantitative model

•	The holding period is too short to justify the time for analysis necessary to vote.

Conflicts of Interest
Potential conflicts may arise when:

•
Clients elect to participate in securities lending arrangements; in such cases, the votes follow the shares. Barrow Hanley is not a party to the client’s lending arrangement and typically does not have information about shares loaned out by a client’s custodian and proxies for shares on loan may not be voted.

•
If/when a proxy voting issue is determined to be financially material, the Firm makes a best-efforts attempt to alert clients and their custodial bank to recall shares from loan to be voted. In this context, Barrow Hanley defines a financially material issue to be issues deemed by our investment team to have significant economic impact. The ultimate decision on whether to recall shares is the responsibility of the client.

•	Barrow Hanley invests in equity securities of corporations who are also clients of the Firm. In such cases, the Firm seeks to mitigate potential conflicts by:

•	Making voting decisions for the benefit of the shareholder(s), our clients,

•	Uniformly voting every proxy based on Barrow Hanley’s internal research and consideration of Glass Lewis’ recommendations, and

•	Documenting the votes of companies who are also clients of the Firm.

•
If a material conflict of interest exists, members from the Proxy Voting and Proxy Oversight Committees will determine if the affected clients should have an opportunity to vote their proxies themselves, or whether Barrow Hanley will address the specific voting issue through other objective means, such as voting the proxies in a manner consistent with a predetermined Proxy Voting Policy or accepting the voting recommendation of Glass Lewis.

Other Policies and Procedures

•
A proxy card or voting instruction form contains a list of voting options, including For, Against, Abstain, and/or Withhold. Votes to Abstain or Withhold are effectively a vote against the proposal. Barrow Hanley assesses each vote, the intended impact of our vote, and the rule(s) that apply to the vote and may select any of these options when casting the vote. Barrow Hanley sends a daily electronic transfer of equity positions to Glass Lewis.

•	Glass Lewis identifies accounts eligible to vote for each security and posts the proposals and research on its secure, proprietary online system.

•	Barrow Hanley sends a proxy report to clients at least annually and/or as requested by client, listing the number of shares voted and disclosing how proxies were voted.

•	Barrow Hanley retains voting records in accordance with the Firm’s Books and Records Policy. Glass Lewis retains the Firm’s voting records for seven years.

•	Proxy Coordinators are responsible for retaining the following proxy records:

•	These policies, procedures, and amendments

•	Proxy statements regarding our clients’ securities

•	A record of each proxy voted

•	Proxy voting reports that are sent to clients annually

•	Internal documents related to voting decisions; and

•	Records of clients’ requests for proxy voting information and/or correspondence about votes.

Voting Debt and/or Bank Loan Securities
Barrow Hanley’s proxy voting responsibilities may include voting on proposals, amendments, consents, or resolutions solicited by or in respect to securities related to bank loan investments.

Exceptions
Limited exceptions to this policy may be permitted based on a client’s circumstances, such as foreign regulations that create a conflict with U.S. practices, expenses to facilitate voting when the costs outweigh the benefit of voting the proxies, or other circumstances.
Proxy Voting Guidelines
Barrow Hanley’s Guidelines establish a framework for assessing proposals. Each proposal is evaluated based on its facts and circumstances. The Firm reviews and considers ESG issues along with other financially material factors to assess the financially material impact on the long-term value of the shares. Our Guidelines address the following issues:

•	Board of Directors

•	Independent Auditors

•	Compensation Issues

•	Corporate Structure and Shareholder Rights

•	Shareholder Proposals and ESG Issues

•	Voting of Non-U.S./Foreign Shares

Issues that do not conform to these Guidelines are evaluated by the Proxy Voting Committee and voted in the best interest of our clients.
Board of Directors
Election of Directors
Barrow Hanley believes that good corporate governance begins with a board of majority-independent directors and committees, including independent directors who serve on Audit, Compensation, and Nominating committees.
Barrow Hanley will generally approve:

•	A slate of nominees comprised of a two-thirds majority of independent directors.

•	Nominees for Audit, Compensation and/or Nominating committees who are independent of management.

•	Nominees who we believe have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

•	We attempt to target board diversity of at least 30%.

Barrow Hanley will generally not approve:

•	A slate of nominees that results in a majority non-independent directors.

•	Nominees for Audit, Compensation and/or Nominating committees who are not independent of management.

•	Incumbent board members who failed to attend at least 75% of board and applicable committee meetings.

•
Nominees who have served on a board or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit, or accounting-related problems and/or other indicators of mismanagement or actions against the interests of shareholders.

•
Nominees whose actions on other committees demonstrate serious failures of governance, which may include acting to significantly reduce shareholder rights, or failure to respond to previous vote requests for directors and shareholder proposals.

•	An independent director who has within the past three years, had a material financial, familial, or other relationship with the company or its executives.

•	Members of a Nominating committee where the board has an average tenure of over ten years and has not appointed a new member to the board in at least five years

•	Members of a Nominating committee where the board lacks diversity.

Combined Chairman / CEO Role
When the roles of a board’s chair and CEO are combined a strong lead independent director is necessary. If a lead director is not appointed, Barrow Hanley supports proposals to separate the roles.
Contested Elections of Directors
Barrow Hanley evaluates a nominee’s qualifications, the incumbent board’s performance, and the rationale behind dissident campaigns, and votes based on maximizing shareholder value.
Classified Boards
Barrow Hanley supports proposals to declassify existing boards, whether proposed by management or shareholders. In most cases we vote against proposals for classified board structures where only part of the board is elected each year.
If a board does not have a committee responsible for governance oversight and the board has not implemented a proposal that received the requisite support, we vote against the entire board. If a proposal requests the board adopt a declassified structure, we vote against all directors and nominees up for election.
Board Diversity
Barrow Hanley supports boards with diverse backgrounds and nominees with relevant experience. Nominating and governance committees should consider diversity within the context of the company and industry. Shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse based on age, race, gender, and ethnicity, but also based on geographic knowledge, industry experience, board tenure and culture. Board diversity is one of many factors considered on a case-by-case basis when reviewing board elections.
Board Tenure
Barrow Hanley believes that independent directors are an important part of good governance. Long term service diminishes a member’s independence. Directors who are serving on a board for 10 consecutive years or more are not considered to be independent.
We recognize that in some cases, a director’s tenure and experience on the board is beneficial to shareholders. Nominees’ tenure on the board is evaluated to determine independence.
Overboarding
Barrow Hanley reviews a nominee’s board commitments on a case-by-case basis and generally votes against nominees who are executives of a public company while serving on three or more public boards or a non-executive who sits on four or more public boards.
Proxy Access
Shareholders’ participation in electing directors enhances a board’s accountability and responsiveness. Long-term investors can benefit from shareholder rights to nominate directors. Such rights should require a minimum percentage ownership (at least 5%) of outstanding shares held for a minimum period (at least three years) to nominate a maximum percentage of (up to 20%) for the board.
Approval of Independent Auditors
Independent auditors are a critical element of good governance. A company’s relationship with its independent auditor should be limited to its audit. Auditors’ fees should be limited to the audit work. Other, closely related activities that do not appear to impair the auditor’s independence may be approved. Barrow Hanley evaluates the circumstances of auditors who have a substantial non-auditing relationship with the company on a case-by-case basis.

Compensation Issues
Compensation Plans should align the interests of long-term shareholders with the interests of management, employees, and directors.
Stock-Based Compensation Plans
Stock-based compensation plans should be administered by an independent committee of the board and approved by shareholders. Barrow Hanley opposes compensation plans that substantially dilute a shareholder’s ownership interest, provides participants with excessive awards, and/or have other objectionable features. Compensation proposals are evaluated on a case-by-case basis using the following factors:

•	The company’s industry group, market capitalization, and competitors’ compensation plans.

•	Requirements for senior executives to hold a minimum amount/percentage of company stock.

•	Requirements for minimum holding periods for stock acquired through equity awards.

•	Performance-vesting awards, indexed options, and/or other grants linked to the company’s performance.

•	Requirements that limit the concentration of equity grants to senior executives and provide for a broad-based plan.

•	Requirements for stock-based compensation plans as a substitute for cash compensation to deliver market-competitive compensation packages.

Bonus Plans
Bonus-based compensation plans should include the following features:

•	Periodic shareholder approval to properly qualify for deductions under Internal Revenue Code Section 162(m).

•	Performance measures relating to key value drivers of the company’s business.

•	Maximum award amounts expressed in dollar amounts.

Bonus plans should not include excessive awards in both absolute and relative terms.
Executive Compensation Plans (Say on Pay)
Say on Pay type of executive compensation programs can effectively link pay and performance and provide competitive compensation opportunities. Say on Pay type plans should state the amount of compensation at risk and the amount of equity-based compensation linked to the company’s performance and include adequate disclosure about the overall compensation structure. Say on Pay type plans should not include significant compensation guarantees and/or compensation that is not sufficiently linked to performance.
Recoupment Provisions (Clawbacks)
Executive compensation programs should be clearly tied to performance and include the following:

•	Detailed bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned.

•	Clawback triggers in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based.

•
Policies allowing board reviews of performance-related bonuses and awards paid to senior executives during the period covered by a restatement that allows the company to recoup such bonuses if performance goals were not actually achieved.

•	Clawback policies that limit discretion and ensure the integrity of such policies.

Executive Severance Agreement (Golden Parachutes)
Executive compensation should be designed as an incentive for continued employment, should include reasonable severance benefits, and the executive termination packages should be limited to three times salary and bonus, referred to as double-trigger plans.
Guaranteed severance benefits that exceed three times salary and bonus should be disclosed and should require shareholder approval.
Barrow Hanley does not support guaranteed severance benefits without a change in control or arrangements that do not require the executive’s termination, referred to as single-trigger plans.
Employee Stock Purchase Plans
Employee stock purchase plans are effective ways to increase employees’ ownership in the company’s stock. Such plans should not allow for purchases below 85% of the current market value of the shares and should limit shares reserved under the plan to 5% or less of the outstanding shares of the company.
Corporate Structure and Shareholder Rights
Barrow Hanley supports market-based corporate control functions without undue interference from artificial barriers. Shareholders’ rights are a fundamental privilege of equity ownership and should be proportional to economic ownership. Appropriate limits include a shareholder’s ability to act by corporate charter, bylaw provisions, or adoption of certain takeover provisions.
Shareholder Right Plans (Poison Pills)
Poison pill plans can erode shareholder value by limiting a potential acquirer’s ability to purchase a controlling interest in the company without the approval of its board of directors, and/or can serve to entrench incumbent management and directors.
Shareholder rights plans should be designed to enable the board to take appropriate to defensive actions, and should require the following:

•	Shareholder approval within a year of its adoption.

•	Timing limited to 3-5 years.

•	Requirement for shareholder approval for renewal.

•	Reviews by a committee of independent directors at least every three years, referred to as TIDE provisions.

•	Permitted bid or qualified offer features requiring shareholder votes under specific conditions referred to as chewable pills.

•	Reasonable ownership trigger of 15-20%.

•	Highly independent, non-classified boards.

Shareholder rights plans should avoid the following:

•	Long-term defensive features of 5 or more years.

•	Automatic renewals without shareholder approval.

•	Ownership triggers of less than 15%.

•	Classified boards.

•	Boards with limited independence.

Political Contributions and Lobbying
Barrow Hanley evaluates an issuer’s policy and procedures governing political spending and lobbying. Proposals demonstrating insufficient or absent policies and disclosure are opposed.

An Increase in Authorized Shares
Proposals for increases in authorized share amounts should not expose shareholders to excessive dilution and should be limited to increases of up to 20% of the current share authorization.
Cumulative Voting
Cumulative voting should be proportional to the shareholders’ economic investment in the company.
Supermajority Vote Requirements
Shareholders’ rights to approve or reject proposals should be based on a simple majority.
Confidential Voting
Shareholder voting should be conducted in a confidential manner.
Dual Share Classes of Stock
Barrow Hanley opposes dual-class capitalization structures that provide disparate voting rights to shareholders with similar economic interests. Proposals to create separate share classes with different voting rights are opposed. Proposals to dissolve separate share classes are approved.
Shareholder Proposals and ESG Issues
Proposals relating to ESG issues are usually initiated by shareholders seeking disclosure of certain business practices or amendments to certain policies. Barrow Hanley’s policy and Guidelines are designed to provide a framework for assessing the financial materiality of corporate governance, environmental, and social issues. Barrow Hanley supports proposals that improve transparency on issues that can be clearly tied to sustainable resource development, environmental compliance, and workplace safety.
Barrow Hanley subscribes to third party ESG research and scoring databases, including MSCI, Sustainalytics, and IFRS as a tool for rating the financial materiality of ESG factors to support our internal research. Some investments may have a low corporate ranking based on a third party’s profile. Investment in low ranked companies is based on our belief that shareholder engagement is the best way to engage with management and use our influence toward sustainable improvements. Our fundamental analysis identifies areas and issues for engagement with management to improve policies and disclosure.
Barrow Hanley evaluates climate risk and disclosure standards for the companies and industries most exposed to climate change and engages with management and boards to understand the company’s risks and opportunities and where necessary, seeks additional disclosure.
Barrow Hanley considers issues related to human capital to be a company’s most significant risks and opportunities. Boards should disclose and communicate plans to instill inclusive, attractive, and high-retention environments in the company. Barrow Hanley supports inclusive working environments and diversity among employees and supports shareholder proposals that contain comprehensive equal opportunity and anti-discrimination provisions, and reporting on gender-based discrepancies in compensation.
Voting of Non-U.S./Foreign Shares
Although corporate governance standards, disclosure requirements, and voting mechanisms vary greatly among the markets outside the U.S., proposals are evaluated under these Guidelines and consideration of the local market’s standards and best practices.
Exceptions
Glass Lewis is configured to vote consistent with Barrow Hanley’s Guidelines, however, the Proxy Voting Committee permits reasonable exceptions based on the facts, circumstances, and best economic interests of our clients. Exceptions are documented and retained in the Firm’s proxy voting records.
Revised March 11, 2026

BLACKROCK INVESTMENT MANAGEMENT, LLC
BlackRock Investment Stewardship Global Principles for Benchmark Policies
January 2026
Introduction to BlackRock Investment Stewardship
At BlackRock, investment stewardship serves as a link between our clients and the companies they invest in and is one of the ways we fulfill our fiduciary responsibilities as an asset manager on their behalf. BlackRock offers a range of proxy voting policies to reflect clients’ individual investment choices and goals.
BlackRock Investment Stewardship (BIS) is responsible for stewardship activities in relation to clients’ assets invested in index equity strategies. BIS takes a long-term approach in our stewardship efforts, reflecting the investment horizons of the majority of our clients. BIS does this through:

1. Engaging with the boards and management of companies in which clients are invested to deepen our understanding of a company’s business model, including how they are overseeing material business risks and opportunities over time, and to help inform our voting on behalf of clients.[1]

2. Voting at shareholder meetings on management and shareholder proposals for clients who have authorized BIS to vote on their behalf.

3. Contributing to industry dialogue on stewardship to share our perspectives on matters that may impact our clients’ investments.

4. Reporting on our activities to inform clients about our stewardship efforts on their behalf through a range of publications on our website and direct client communications.

This document provides an overarching explanation of the principles that guide our approach to engaging and voting on corporate governance matters and other material risks and opportunities under BIS’ Benchmark Policies. The BIS Benchmark Policies – which are comprised of the BIS Global Principles, regional voting guidelines, and Engagement Priorities – apply to clients’ assets invested through index equity strategies, take a financial materiality-based approach, and are focused solely on advancing clients’ long-term financial interests.2
Philosophy on investment stewardship
Sound governance is critical to a company’s ability to create long-term financial value. We maintain global principles on corporate governance, which guide our approach to stewardship across jurisdictions, while recognizing the unique characteristics of the different markets where companies operate.
Setting, executing, and overseeing strategy are the responsibility of management and the board. As one of many minority shareholders in public companies, BlackRock does not direct a company’s strategy or its implementation, nor how they should manage material business risks. Our role, on behalf of clients as long-term investors, is to better understand how corporate leadership is managing material risks and capitalizing on opportunities to help protect and enhance the company’s ability to deliver long-term financial returns.
Stewardship in practice
The assets BlackRock manages belong to our clients, which include public and private pension plans, insurers, official institutions, endowments, universities, charities, family offices, wealth managers, and ultimately, the individual investors that they serve. Through stewardship, we assess how companies are creating long-term financial value to serve our clients, many of whom are saving for long-term goals, such as retirement. Our stewardship program - including when engaging with companies and voting at shareholder meetings on behalf of clients - is conducted from a long-term investor perspective and takes a financial materiality-based approach, focused solely on advancing clients’ long-term financial interests.

1	On February 11, 2025, the U.S. Securities and Exchange Commission (SEC) staff issued updated guidance for shareholders to maintain their eligibility to report their beneficial ownership under Schedule 13G of the Exchange Act. We comply fully with these requirements and do not engage with portfolio companies for the purpose, or with the effect, of changing or influencing control of any company.
2
Alongside the Global Principles and regional voting guidelines, BIS publishes Engagement Priorities which reflect the five themes on which we most frequently engage companies, where they are relevant, as these can be a source of material business risk or opportunity.

BIS engages with the boards and management of companies in which clients are invested to deepen our understanding of a company’s business model, including how they are overseeing material business risks and opportunities over time, and to help inform our voting on behalf of clients. Engagements provide companies with the opportunity to share their perspectives on topics that, in BIS’ experience, impact the long-term financial returns BlackRock’s clients depend on to meet their financial goals.
Voting at a company’s shareholder meeting is a right of share ownership and a core principle of corporate governance. As a fiduciary, BlackRock is legally required to make proxy voting determinations in a manner that is consistent with the investment objectives of clients who have delegated voting authority to us. BIS’ Benchmark Policies, and the vote decisions made consistent with those policies, reflect our reasonable and independent judgment of what is in the long-term financial interests of clients. Our vote decisions are often informed by several factors, including in-depth analysis of company disclosures, comparisons against industry peers, third-party research, and, where appropriate, engagement with companies.
Generally, BIS supports the vote recommendations of the board of directors and management at companies which have sound corporate governance and deliver strong financial returns over time. When we determine it is in our clients’ financial interests to convey concern to companies through voting, we may do so in two forms: we might not support the election of directors or other management proposals, or we might not support management’s voting recommendation on a shareholder proposal.
Shareholder rights
BlackRock’s global approach as a shareholder on behalf of our clients is underpinned by certain rights attached to shareholding in most markets, as established by corporate laws, regulations, and listing rules.3 For example, in most markets, shareholders have the right to:

•	Vote to elect, remove, and nominate directors, approve the appointment of the auditor, and amend the corporate charter or bylaws.

•	Vote on key board decisions that are material to the protection of their investment, including but not limited to, changes to the purpose of the business, dilution levels, and pre-emptive rights.

•	Access sufficient and timely information on governance, strategic, and business matters — where such matters are material — to make informed decisions.

Key governance topics
In our experience, there are certain globally applicable elements of corporate governance that contribute to a company’s ability to create long-term financial value for shareholders. These are topics that shareholders may have the ability to vote on at shareholder meetings. These areas include:

•	Boards and directors

•	Auditors and audit-related issues

•	Capital structure, mergers, acquisitions, asset sales, and other special situations

•	Executive compensation

•	Shareholder protections and other significant corporate governance matters

•	Shareholder proposals

The BIS Benchmark Policies are not prescriptive but rather are applied on a pragmatic basis, taking into consideration a number of company-specific factors, including the sector, market, and business environment within which companies operate.

3	Examples include: Government of Canada, “Canada Business Corporations Act,” amended 2024; European Union, “Shareholder Rights Directive II,” 2017; and the China Securities Regulatory Commission, “Code of Corporate Governance for Listed Companies in China,” 2001. Websites accessed in December 2025.

At the regional level, it is our view that companies should observe the accepted corporate governance standards in their domestic market at a minimum, and we ask that, if they do not, they explain how their approach better supports durable, long-term financial value creation. Our regional voting guidelines explain how the BIS Global Principles inform our voting decisions in relation to common ballot items for shareholder meetings in those markets.4
Boards and directors

Oversight role of the board

Companies whose boards are comprised of appropriately qualified, engaged directors with professional characteristics relevant to a company’s business enhance the board’s ability to add long-term financial value and serve as the voice of shareholders in board discussions. In our view, a strong board gives a company a competitive advantage, providing valuable oversight and contributing to the most important management decisions that support long-term financial performance.
For this reason, our investment stewardship efforts focus on the effectiveness of the board of directors. We engage, as necessary, with members of the board’s nominating and/or governance committee to assess whether governance practices and board composition are effective given a company’s business model, sector, market, and the business environment in which a company is operating.
We consider it good practice when the board establishes and maintains a framework of robust and effective governance mechanisms that supports its oversight of the company’s strategy and operations, consistent with the long-term financial interests of investors. This includes having clear descriptions of the role of the board and the committees of the board and how directors engage with and oversee management, as well as disclosure of material risks that may affect a company’s long-term strategy and how management is effectively identifying, managing, and mitigating such risks.
Understanding management’s long-term strategy and the milestones against which investors should assess its implementation is central to our approach. If any strategic targets are significantly missed or materially restated, we find it helpful when company disclosures provide a detailed explanation of the changes and an indication of the board’s role in reviewing the revised targets. We look to the board to articulate the effectiveness of these mechanisms in overseeing the management of business risks and opportunities and the fulfillment of the company’s strategy.
Where a company has not adequately disclosed or demonstrated that its board has fulfilled these corporate governance and risk oversight responsibilities, we may consider not supporting the election of directors who, in our assessment, have particular responsibility for the issues.
When casting vote decisions on behalf of clients on the election of directors, some of the factors that speak to the board’s effectiveness as a group include the relevance of individual directors’ qualifications and skillsets, as well as directors’ capacity and other time commitments, and how these factors may contribute to the company’s financial performance. We look to boards to establish formal and transparent processes for nominating directors that reflect the company’s long-term strategy and business model.
In the section titled “Board quality and effectiveness” below, we provide more detail about our approach to board composition and how it underpins board effectiveness and long-term financial value creation.

4	Our regional voting guidelines reflect these different market standards and norms. Depending on the market, generally accepted practice is informed by corporate law, market regulation, best practices, and industry initiatives, amongst other factors. BIS carries out engagement with companies, executes proxy votes, and conducts vote operations (including maintaining records of votes cast) in a manner consistent with the relevant regional voting guidelines.

Regular accountability through director elections

The election of directors to the board is a right of shareholders and an important signal of support for, or concern about, the performance of the board in overseeing and advising management. To ensure accountability for their decisions on behalf of shareholders, directors should stand for election on a regular basis, ideally annually.5 Annual director elections allow shareholders to reaffirm their support for, or concerns about, board members’ decisions in a timely manner. When board members are not elected annually, we consider it good practice for boards to have a rotation policy to ensure that, through a board cycle, all directors have had their appointment re-confirmed, with a proportion of directors being put forward for election at each shareholder meeting.

Board quality and effectiveness

Regular director elections also give boards the opportunity to adjust their composition in an orderly way to reflect developments in the company’s strategy and the market environment. In our view, it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking, while supporting both continuity and appropriate succession planning. We consider the average overall tenure of the board and seek a balance between the knowledge and experience of longer-serving directors and the fresh perspectives of directors who joined more recently.
We appreciate when companies regularly review and assess how directors nominated for election contribute to the effectiveness of the board. In our view, the company’s assessment should consider a number of factors, including each director’s independence and time commitments, as well as the breadth and relevance of director experiences and skillsets, and how these collectively contribute to the board’s effectiveness in advising and overseeing management in delivering long-term financial returns.

Director independence

Director independence — from management, significant shareholders, or other related parties — is a central tenet of sound corporate governance across markets.6 We look to boards to have a sufficient number of independent directors, free from conflicts of interest or undue influence, to ensure objectivity in the decision-making of the board and its ability to oversee management. We generally consider it good practice for independent directors to make a majority of the board, or in the case of controlled companies, at least one-third.
Common impediments to independence may include but are not limited to:

•	Current or recent employment at the company or a subsidiary

•	Being, or representing, a shareholder with a substantial shareholding in the company

•	Interlocking directorates

•
Having any other interest, business, or other relationship which could, or could reasonably be perceived to, materially interfere with a director’s ability to act in the best interests of the company and shareholders

In our experience, boards are most effective at overseeing and advising management when there is a senior, independent board leader. This director may chair the board, or, where the chair is also the CEO (or is otherwise not independent), be designated as a lead independent director. The role of this director is to support independent board members in fulfilling their oversight responsibilities effectively by shaping the agenda, ensuring adequate information is provided to the board, and encouraging independent director participation in board deliberations. We appreciate when the lead independent director or another appropriate director is available to meet with shareholders to explain and contextualize a company’s approach as a situation warrants.
Boards may face matters that could involve conflicts of interest for executives or affiliated directors, or that require additional focus. It is our view that objective oversight of such matters is best achieved when the board forms committees with a majority of independent directors, depending on market norms and a company’s ownership structure. In many markets, these committees of the board specialize in audit, director nominations, and compensation matters, among others. An ad hoc committee might also be formed to decide on a special transaction, particularly one involving a related party, or to investigate a significant adverse event.

5	In most markets, directors stand for re-election on an annual or triennial basis, as determined by corporate law, market regulation or voluntary best practice.
6	For example, please see: Tokyo Stock Exchange, “Japan’s Corporate Governance Code,” June 11, 2021; Financial Reporting Council, “UK Corporate Governance Code,” January 2024, accessed in December 2025.

Sufficient capacity

As the role and expectations of a director are increasingly demanding, directors must be able to commit an appropriate amount of time to board and committee matters. It is important that directors have the capacity to meet all of their responsibilities — including when there are unforeseen events — and therefore, we consider it best practice when they don’t take on an excessive number of roles that would impair their ability to fulfill their duties.

Board composition

In assessing board composition, we take into account a company’s board size, business model, strategy, market capitalization, and ownership structure, as well as the market in which the company operates. We find it helpful when companies explain how their approach to board composition supports the company’s governance practices.
When nominating directors to the board, we look to companies to provide sufficient information on the individual candidates so that shareholders can assess the capabilities and suitability of each individual nominee and their fit within overall board composition. These disclosures should explain how the collective experience and expertise of the board, as well as the particular skillsets of individual directors, aligns with the company’s long-term strategy. Highly qualified, engaged directors with professional characteristics relevant to a company’s business and strategy enhance the ability of the board to add value and be the voice of shareholders in board discussions.
It is in this context that we are interested in a variety of experiences, perspectives, and skillsets in the board room. We see it as a means of avoiding “group think” in the board’s exercise of its responsibilities to advise and oversee management. We note that in many markets, policymakers have set board gender diversity goals which we may discuss with companies, particularly if there is a risk their board composition may be misaligned.
Auditors and audit-related issues
BIS recognizes the critical importance of financial statements to provide a complete and accurate portrayal of a company’s financial condition. Accordingly, we look for the assumptions made by management, and reviewed by the auditor in preparing the financial statements, to be reasonable and justified.
We view the audit committee, or its equivalent, as responsible for overseeing the management of the independent auditor and the internal audit function at a company. The committee plays an important role in a company’s financial reporting system by providing independent oversight of the accounts, material financial, and, where appropriate to the jurisdiction, non-financial information and internal control frameworks. Moreover, in the absence of a dedicated risk committee, these committees can provide oversight of Enterprise Risk Management systems.7 In our view, effective audit committee oversight strengthens the quality and reliability of a company’s financial statements and provides an important level of reassurance to shareholders.
We look to audit committees, or their equivalent, to have clearly articulated charters that set out their responsibilities. Additionally, having a rotation plan can periodically refresh the committee membership and introduce new perspectives. We recognize that audit committees will rely on management, internal audit, and the independent auditor to fulfill their responsibilities. However, we look to committee members to demonstrate they have relevant expertise to monitor and oversee the audit process and related activities.
We take particular note of unexplained changes in reporting methodology, cases involving significant financial restatements, or ad hoc notifications of material financial weakness. In this respect, we look to audit committees to provide timely disclosure on the remediation of key and critical audit matters identified either by the external auditor or internal audit function.
The integrity of financial statements depends on the auditor being free of any impediments that could compromise its ability to serve as an effective check on management. To that end, it is important that auditors are, and are seen to be, independent. Where an audit firm provides services to the company in addition to the audit, we look for the fees earned to be disclosed and explained. We look for audit committees to have in place a procedure for assessing the independence of the auditor and the quality of the external audit process on an annual basis.

7	Enterprise Risk Management is a process, effected by the entity’s board of directors, management, and other personnel, applied in strategy setting and across the enterprise, designed to identify potential events that may affect the entity, and manage risk to be within the risk appetite, to provide reasonable assurance regarding the achievement of objectives. Please see: The Committee of Sponsoring Organizations of the Treadway Commission (COSO), “Enterprise Risk Management,” 2023, accessed in December 2025.

Comprehensive disclosure provides investors with an understanding of the company’s long-term operational risk management practices and, more broadly, the quality of the board’s oversight. We look to the audit or risk committee to periodically review the company’s risk assessment and risk management policies and the significant risks and exposures identified by management, the internal auditors or the independent auditors, and management’s steps to address them. In the absence of detailed disclosures, we may conclude that companies are not adequately managing risk.
Capital structure, mergers, acquisitions, asset sales, and other special situations
The capital structure of a company is critical to shareholders as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emptive rights are a key protection for shareholders against the dilution of their interests.
In principle, we have concerns with the creation of a share class with equivalent economic exposure and differentiated voting rights. As a result, BIS generally supports bylaw amendments that introduce the adoption of “one share, one vote” for registered shareholders.
However, we recognize that in certain markets, at least for a period of time, companies may have a valid reason for listing dual classes of shares with differentiated voting rights. In our view, such companies should review these share class structures on a regular basis or as company circumstances change. Additionally, they should seek shareholder approval of their capital structure on a periodic basis via a management proposal at the company’s shareholder meeting. The proposal should give unaffiliated shareholders the opportunity to affirm the current structure or establish mechanisms to end or phase out controlling structures at the appropriate time, while minimizing costs to shareholders.
In assessing mergers, asset sales, or other special situations, BIS’ primary consideration is the long-term financial interests of our clients as shareholders, and so we will review any proposed transaction with that objective in mind. Typically, we review factors such as whether the proposed transaction has the unanimous support of the board and has been negotiated at arm’s length, and whether the board or management has clearly explained its economic and strategic rationale. We may also seek reassurance from the board that the financial interests of executives and/or board members in a given transaction have not adversely affected their ability to place shareholders’ interests before their own. Where the transaction involves related parties, the recommendation to support should come from the independent directors, a best practice in most markets, and ideally, the terms should have been assessed through an independent appraisal process. In addition, it is good practice that it be approved by a separate vote of the non-conflicted parties.
As a matter of sound governance practice, shareholders should have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders’ ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. In our view, shareholders are broadly capable of making decisions in their own best interests. We encourage any shareholder rights plans proposed by a board to be subject to shareholder approval upon introduction and periodically thereafter.
Executive compensation and benefits
Executive compensation is an important tool used by companies to support long-term financial value creation. A well-structured compensation policy rewards the successful delivery of strategic, operational, and/or financial goals; encourages an appropriate risk appetite; and aligns the interests of shareholders and executives through equity ownership.8
We look for a clear link between variable pay and operational and financial performance that support sustained financial value creation for our clients as shareholders. We appreciate when performance targets incorporate ambitious objectives, and the corresponding metrics are aligned with the company’s strategy and business model. BIS does not have a position on whether companies choose to use sustainability-related criteria in compensation structures, but, where they are included, we look to companies to be as rigorous as they would be in setting other financial or operational targets. We appreciate when long-term incentive plans encompass timeframes that: 1) are distinct from annual executive compensation structures and metrics, and 2) encourage the delivery of strong financial results over a period of years.

8	The terms “compensation,” “remuneration,” and “pay” are used interchangeably to describe the same concept in different markets.

We consider it best practice when board members responsible for designing and approving executive compensation carefully consider the company’s specific circumstances. Factors to consider may include the company’s risk profile, the environment it operates in, and the individuals the board is trying to attract and retain. We look to the compensation committees to guard against contractual arrangements that would entitle executives to material compensation for early termination of their employment. Finally, we look for pension contributions and other deferred compensation arrangements to be reasonable in light of market practices or the company’s business and executive compensation strategies.
We are not supportive of one-off or special bonuses unrelated to company or individual performance. Where discretion has been used by the compensation committee, or its equivalent, we appreciate disclosure relating to how and why the discretion was used, and how the adjusted outcome is aligned with the interests of shareholders. In addition, we acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay. However, we encourage companies to clearly explain how compensation outcomes have rewarded performance rather than solely base increases in total compensation on peer benchmarking.
We consider the inclusion of building clawback provisions into incentive plans as good practice. Such provisions could require executives to forgo awards when compensation was based on faulty financial statements or deceptive business practices, or when their behavior caused material financial harm to shareholders, material reputational risk to the company, or resulted in a criminal investigation.
In our view, non-executive directors should be compensated in a manner that is commensurate with the time and effort expended in fulfilling their professional responsibilities. Additionally, these compensation arrangements should not risk compromising directors’ independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
When assessing compensation proposals, BIS reviews companies’ disclosures to determine whether the board’s approach to executive compensation is rigorous in light of the company’s stated long-term corporate strategy and specific circumstances, as well as local market and policy developments.
When our analysis indicates that executive compensation is misaligned with company performance, BIS may not support management’s proposals to approve compensation, where they are on the agenda. We may also not support members of the compensation committee or equivalent board members for poor compensation practices or structures.
Shareholder protections and other corporate governance matters

Corporate form

In our view, it is the responsibility of the board to determine the corporate form that is most appropriate given the company’s purpose and business model.9 We look to companies proposing to change their corporate form to a public benefit corporation, or similar entity, to put it to a shareholder vote if not already required to do so under applicable law. We appreciate when supporting documentation from companies or shareholders proposing to alter the corporate form clearly explains how the interests of shareholders and different stakeholders would be impacted as well as the accountability and voting mechanisms that would be available to shareholders. We generally support management proposals if our analysis indicates that shareholders’ financial interests are adequately protected. Corporate form shareholder proposals are evaluated on a case-by-case basis.
Shareholder proposals
In most markets, shareholders can submit proposals to be voted on at a company’s shareholder meeting, as long as certain requirements are met. Shareholder proposals span a wide range of topics, including governance reforms, capital management, and changes in the management or disclosure of sustainability-related risks. These proposals have a varying degree of relevance for companies across sectors, locations, and business models.
BIS takes a case-by-case approach to voting on shareholder proposals and maintains a singular focus on the proposal’s implications for long-term financial value creation for shareholders. Our analysis considers whether a shareholder proposal addresses a material risk that may impact a company’s long-term financial performance. BIS may support shareholder proposals that request disclosures that help us, as long-term investors on behalf of our clients, better understand the material risks and opportunities companies face and how they are managing them, especially where this

9	Corporate form refers to the legal structure by which a business is organized.

information is additive given the company’s existing disclosures. We look for consistency between the specific request formally made in the proposal, the supporting documentation, and the proponents’ other communications on the issues. We also assess the company’s practices and disclosures and the costs and benefits to the company of meeting the request made in the proposal. We take into consideration a company’s governance practices and disclosures against those of their peers.
BIS does not support shareholder proposals that we view as inconsistent with long-term financial value or that seek to micromanage companies. We take into consideration the legal effect of the proposal, as shareholder proposals may be advisory or legally binding depending on the jurisdiction, while others may make requests that would be deemed illegal in a given jurisdiction.
In our experience, it is helpful when companies disclose the names of the proponent or organization that has submitted or advised on the proposal. We recognize that some shareholder proposals bundle topics and/or specific requests. Further, the proponent’s supporting statement may refer to topics that are not directly related to the request made in the proposal. In voting on behalf of clients, we must vote yes or no on the proposal as phrased by the proponent. Therefore, when we vote in support of a proposal, we are not necessarily endorsing every element of the proposal or the reasoning, objectives, or supporting statement of the proponent. We may support a proposal for different reasons than those put forth by the proponent, when we believe that overall it may advance our clients’ long-term financial interests.
BlackRock is subject to certain rules, regulations, agency guidance, and contractual agreements that place restrictions and limitations on how BlackRock can interact with the companies in which we invest on behalf of our clients. BlackRock does not nominate directors for board elections or submit shareholder proposals to companies. Non-compliance with these requirements could adversely affect BlackRock’s ability to serve its clients’ interests.
Material sustainability-related risks and opportunities
Appropriate oversight of material risks and opportunities, including material sustainability-related risks and opportunities, is an important component of having an effective governance framework that supports durable, long-term financial value creation.10
We look to companies to provide robust disclosure that allows investors to effectively evaluate companies’ strategy and business practices related to material sustainability-related risks and opportunities. We find it helpful when companies’ disclosures demonstrate that they have a resilient business model that integrates material sustainability-related risks and opportunities into their strategy, risk management, and metrics and targets, including industry-specific metrics.
Standardized disclosure of sustainability-related data supports investors in making informed decisions. The International Sustainability Standards Board (ISSB) standards, IFRS S1 and S2, represent one such approach to standardization that we find useful in our analysis.11 However, we do not mandate any specific disclosure framework companies should use, and recognize that companies may report using different standards, some of which may be required by regulation. In such cases, we ask that companies highlight the metrics that are industry- or company-specific.
We also recognize that companies may be phasing in reporting over several years. We do not prescribe timelines regarding when companies should make sustainability-related disclosures but appreciate it when companies produce them sufficiently in advance of their shareholder meeting, to the best of their abilities, to provide investors with time to assess the data and make informed voting decisions.

10	By material sustainability-related risks and opportunities, we mean the drivers of risk and financial value creation in a company’s business model that have an environmental or social dependency or impact. Examples of environmental issues include, but are not limited to, water use, land use, waste management, and climate risk. Examples of social issues include, but are not limited to, human capital management, impacts on the communities in which a company operates, customer loyalty, and relationships with regulators.
11
The ISSB is an independent standard-setting body within the International Financial Reporting Standards (IFRS) Foundation. The standards build on the Task Force on Climate-related Financial Disclosures (TCFD) framework and the standards and metrics developed by the Sustainability Accounting Standards Board (SASB), which have both converged under the ISSB. Please refer to the IFRS website to learn more about the framework and standards S1 “General Requirements for Disclosure of Sustainability-related Financial Information“ and S2 “Climate-related Disclosures.” Websites accessed in December 2025.

Industry initiatives on managing specific operational risks may also provide useful guidance to companies on best practices and disclosures. While not a voting item, we find it helpful to our understanding of investment risk when companies disclose any relevant global sustainability-related standards adopted, the industry initiatives in which they participate, any peer group benchmarking undertaken, and any assurance processes to help investors understand their approach to sustainable and responsible business practices.

Climate and nature-related risk

Many companies are assessing how to navigate the low-carbon transition while delivering long-term financial value to investors. For companies facing material climate-related risks, we find it helpful when they publicly disclose, consistent with their business model and sector, how they intend to deliver long-term financial performance through the low-carbon transition, including where available, their transition plan.12,13 From company disclosures and engagement, we seek to understand the strategies companies have in place to manage material risks to, and opportunities for, their long-term business model associated with a range of climate-related scenarios.
Recognizing the value of these disclosures, certain markets such as the European Union mandate large companies to disclose such climate-related financial information, while in other jurisdictions these disclosures are viewed as best practice in the market.
The ISSB standards provide one such framework that can assist investors in assessing company-specific climate-related risks and opportunities, and informing investment decisions. Such disclosures also provide investors with insights into how companies are managing the risks associated with a transition to a low-carbon economy by managing their own carbon emissions or emissions intensities to the extent financially practicable.
The ISSB standards, for example, contemplate disclosures on how companies are setting short-, medium- and long-term targets, ideally science-based where these are available for their sector, for scope 1 and 2 greenhouse gas emissions (GHG) reductions and to demonstrate how their targets are consistent with the long-term financial interests of their investors.
While we recognize that regulators in some markets are moving to mandate certain disclosures, at this stage, we view scope 3 emissions differently from scopes 1 and 2, given methodological complexity, regulatory uncertainty, concerns about double-counting, and lack of direct control by companies. We welcome disclosures and commitments that companies choose to make regarding material scope 3 emissions and recognize that these are provided on a good-faith basis as methodology develops.
In addition to climate-related risks and opportunities, for companies whose strategies, operations or supply chains are materially reliant on natural capital, nature-related risks and opportunities may affect their ability to generate long-term financial returns.14 For these companies, we rely on disclosures to understand how their strategies consider nature-related impacts and dependencies and to assess how the board oversees these risks.15

Companies’ impact on their workforce, supply chains, and communities

Companies determine their key stakeholders based on what is material to their business and long-term financial performance. For many companies, key stakeholders include employees, business supply chains, clients and consumers, regulators, and the communities in which they operate.

12	We have observed that more companies are developing such plans, and public policymakers in certain markets are signaling their intentions to require them or already have requirements in place, such as Australia, Brazil, and the European Union (please see the International Transition Plan Network for information). We view transition plans as a method for a company to both internally assess and externally communicate its long-term strategy, ambition, objectives, and actions to create financial value through the global transition towards a low-carbon economy. Across the landscape there remains divergence on the objectives of such plans and the details they should contain. While transition plans can be helpful disclosure, BIS does not make the preparation and production of transition plans a voting issue. BIS may engage companies that have chosen to publish a transition plan to understand their planned actions and resource implications. Website accessed in December 2025.
13	For more information, please see our commentary “Climate-related risks and a low-carbon transition,” December 2025.
14	For more information, please see our commentary “Our approach to engagement on natural capital,” December 2025.
15
Given the growing awareness of the materiality of these issues for certain businesses, enhanced reporting on a company’s natural capital dependencies and impacts would aid investors’ understanding. The recommendations of the Taskforce on Nature-related Financial Disclosures (TNFD) may prove useful to some companies. We recognize that some companies may report using different standards, which may be required by regulation, or one of a number of other private sector standards. TNFD-aligned reporting is not a voting issue. Website accessed in December 2025.

In our experience, companies that invest in the relationships that are critical to their strategic objectives are more likely to deliver durable, long-term financial performance. By contrast, we have found that poor relationships may create adverse impacts that could expose companies to legal, regulatory, operational, and reputational risks. This is particularly relevant to a company’s workforce, which is central to long-term financial value creation.16
As a long-term shareholder on behalf of our clients, we find it helpful when companies disclose how they have identified their key stakeholders and considered their interests in business decision-making. In addition to understanding broader stakeholder relationships, BIS finds it helpful when companies discuss how they consider the needs of their workforce today, and the skills required for their future business strategy. We are also interested in understanding how the board monitors and engages on these matters, given it is well positioned to ensure that the approach taken by management is informed by and aligns with the company’s strategy. BIS does not direct a company’s policies or practices, which are the responsibility of management and the board.
In addition, we find it helpful when companies disclose their approach to addressing material adverse impacts that could arise from their business practices and affect critical relationships with their stakeholders. We encourage companies to implement, to the extent appropriate, monitoring processes (often referred to as due diligence) to identify and mitigate potential adverse impacts and grievance mechanisms to remediate any actual adverse material impacts.
We look to boards to oversee management’s approach to addressing material risks related to key stakeholders and may convey concerns about board oversight in our voting on director elections or supporting a business relevant shareholder proposal when, in our assessment, the board is not acting in shareholders’ long-term financial interests.
BlackRock’s oversight of its investment stewardship activities
BIS’ governance structure supports oversight and accountability of stewardship-related activities on behalf of clients at the global and regional level.
At the top of this governance structure, the risk-focused BIS Global Oversight Committee (the Committee) supports BIS’ regulatory responsibilities in relation to proxy voting, including adherence to policies and procedures as well as market-level stewardship requirements. The Committee reviews and approves amendments to the Global Principles and regional voting guidelines. The Committee also reviews periodic reports regarding the votes cast by BIS on behalf of clients, as well as updates on material process issues, procedural changes, and other risk oversight considerations. The Committee is chaired by the Global Heads of the Investment Stewardship function and its members include senior BlackRock executives with legal, risk, and other experience relevant to team oversight who are independent from the investment stewardship function.
The Global Heads have primary oversight of BIS’ activities globally, including voting in accordance with the Global Principles and regional voting guidelines. At the regional level, three regional Heads for the Americas, APAC, and EMEA oversee BIS’ activities for their specific markets.

Vote execution

BIS votes proxies on behalf of index equity funds and accounts when authorized by our clients. We have processes in place to consider all proxies for which we have voting authority, and submit voting decisions, or refrain from voting when logistical issues arise (see below). The BIS Benchmark Policies – and the vote decisions made consistent with those policies – reflect our reasonable and independent judgment and are made without regard to the relationship between the issuer of the proxy (or any shareholder proponent or dissident shareholder) and the Fund, the Fund’s affiliates (if any), BlackRock or BlackRock’s affiliates, or BlackRock employees (see “Conflicts management policies and procedures,” below).
In certain markets, proxy voting involves logistical issues which can affect BIS’ ability to vote, as well as the cost of voting such proxies on behalf of our clients. These issues include, but are not limited to: 1) untimely notice of shareholder meetings; 2) restrictions on a foreigner’s ability to exercise votes; 3) requirements to vote proxies in person; 4) “share-blocking” (requirements that investors who exercise their voting rights surrender the right to dispose of their

16	For more information, please see our commentary “Our approach to engagement on human capital management,” December 2025.

holdings from the point at which votes are submitted until after the after the shareholder meeting has occurred); 5) potential difficulties in translating the proxy; 6) regulatory constraints; and 7) requirements to provide local agents with powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as share-blocking or overly burdensome administrative requirements.
BIS votes proxies in these situations on a “best-efforts” basis. In addition, BIS may determine that it is generally in the interests of BlackRock’s clients not to vote proxies (or not to vote our full allocation) if the costs (including but not limited to opportunity costs associated with share-blocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the proposal.

Conflicts management policies and procedures

BIS is a dedicated function whose responsibilities are separate from BlackRock’s sales, business partnership or enterprise-level vendor management activities.
BlackRock maintains policies and procedures that are designed to prevent undue influence on BIS’ proxy voting activity. Such influence might stem from any relationship between the investee company (or any shareholder proponent or dissident shareholder) and BlackRock, BlackRock’s affiliates, a Fund or a Fund’s affiliates, or BlackRock employees.
For information on how BIS manages conflicts of interest, please see our disclosure.

Securities lending

When authorized, BlackRock acts as a securities lending agent on behalf of its clients. Lending securities enables BlackRock to increase the returns in clients’ portfolios, and BlackRock’s lending agreements allow it to recall securities out on loan at any time. BlackRock (or any other lender) does not retain voting rights for securities out on loan. Entitlements associated with the lent securities (dividends, coupons, etc.), while on loan are paid back to the lender of the security as stipulated in industry standard legal agreements.
With regard to the relationship between securities lending and proxy voting, BlackRock cannot vote shares on loan and may determine to recall them for voting, as guided by our fiduciary duty as an asset manager to our clients in helping them achieve their investment goals. While this has occurred in a limited number of cases, the decision to recall securities on loan as part of BlackRock’s securities lending program in order to vote is based on an evaluation of various factors that include, but are not limited to, assessing potential securities lending revenue alongside the potential long-term financial value to clients of voting those securities (based on the information available at the time of recall consideration).17 BIS works with colleagues in the Securities Lending and Risk and Quantitative Analysis teams to evaluate the costs and benefits to clients of recalling shares on loan.
In almost all instances, BlackRock anticipates that the potential long-term financial value to clients of voting shares would be less than the potential revenue the loan may provide clients. However, in certain instances, BlackRock may determine, in our independent business judgment as a fiduciary, that the value of voting outweighs the securities lending revenue loss to clients and would therefore recall shares to be voted in those instances. It is important to note that the majority of lendable assets in the market at any given time are not out on loan.
Periodically, BlackRock reviews our process for determining whether to recall securities on loan in order to vote and may modify it as necessary.
Voting Choice
BlackRock offers Voting Choice, a program that provides eligible clients with more opportunities to participate in the proxy voting process, where legally and operationally viable.18

17	Recalling securities on loan can be impacted by the timing of record dates. In the U.S., for example, the record date of a shareholder meeting typically falls before the proxy statements are released. Accordingly, it is not practicable to evaluate a proxy statement, determine that a vote has a material impact on a fund and recall any shares on loan in advance of the record date for the annual meeting. As a result, managers must weigh independent business judgement as a fiduciary, the benefit to a fund’s shareholders of recalling loaned shares in advance of an estimated record date without knowing whether there will be a vote on matters which have a material impact on the fund (thereby forgoing potential securities lending revenue for the fund’s shareholders) or leaving shares on loan to potentially earn revenue for the fund (thereby forgoing the opportunity to vote).
18
BlackRock will determine eligibility criteria under this program based upon, among other things, local market regulation and practice, cost considerations, operational risk and/or complexity, and financial considerations, including the decision to lend securities.

Voting Choice is currently available for eligible clients invested in certain institutional pooled funds in the U.S., UK, Ireland, Canada, and Switzerland that utilize index equity investment strategies, as well as eligible clients in certain institutional pooled funds in the U.S., UK, Canada, and Switzerland that use systematic active equity (SAE) strategies. In addition, institutional clients in separately managed accounts (SMAs) continue to be eligible for BlackRock Voting Choice regardless of their investment strategies.19 Voting Choice is also available for eligible U.S. retail shareholder accounts invested in BlackRock’s largest U.S. exchange-traded fund.20
As a result, the shares attributed to BlackRock portfolios in company share registers may be voted differently depending on whether our clients have authorized BIS to vote on their behalf, have authorized BIS to vote in accordance with a third-party policy, or have elected to vote shares in accordance with their own policy. Our clients have greater control over proxy voting because of Voting Choice.21
Reporting and vote transparency
We are committed to transparency of the stewardship work we do on behalf of clients. We inform clients about our engagement and voting policies and activities through direct communication and through disclosure on our website. We make public our regional voting guidelines for the benefit of clients and the companies in which we invest on their behalf. We also publish commentaries to share our approach to engagement on our five engagement priorities, as well as quarterly reports detailing our proxy voting and engagement activities.

19	With Voting Choice, SMA clients have the ability to select the policy that best aligns with their views and preferences from a set of voting policies from third-party proxy advisers. BlackRock can then use its proxy voting infrastructure to cast votes for the SMA based on the client’s selected voting policy.
20	Read more about BlackRock Voting Choice on our website.
21	BlackRock does not disclose client information, including a client’s selection of proxy policy, without client consent.

FIAM LLC
Proxy Voting Guidelines
March 2025
I.    Introduction
These guidelines are intended to help Fidelity’s customers and the companies in which Fidelity invests understand how Fidelity votes proxies to further the values that have sustained Fidelity for over 75 years. Our core principles sit at the heart of our voting philosophy; putting our customers’ and fund shareholders’ long-term interests first and investing in companies that share our approach to creating value over the long-term guides everything we do. In this pursuit, Fidelity invests in the ordinary course of business and not with the intended effect of changing or influencing control of an issuer. Fidelity generally adheres to these guidelines in voting proxies and our Stewardship Principles serve as the foundation for these guidelines. Our evaluation of proxies reflects information from many sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms. Fidelity maintains the flexibility to vote individual proxies based on our assessment of each situation, and where following a specific guideline enumerated in this policy in a particular situation could cause a result that conflicts with the principles and philosophy stated above, Fidelity may vote differently than that specific guideline.
In evaluating proxies, Fidelity considers factors that are financially material to individual companies and investing funds’ investment objectives and strategies in support of maximizing long-term shareholder value. This includes considering the company’s approach to financial and operational, human, and natural capital and the impact of that approach on the potential future value of the business.
Fidelity will vote on proposals not specifically addressed by these guidelines based on an evaluation of a proposal’s likelihood to enhance the long-term economic returns or profitability of the company or to maximize long-term shareholder value. Fidelity will not be influenced by business relationships or outside perspectives that may conflict with the interests of the funds and their shareholders.
II.    Board of Directors and Corporate Governance
Directors of public companies play a critical role in ensuring that a company and its management team serve the interests of its shareholders. Fidelity believes that through proxy voting, it can help promote accountability of management teams and boards of directors, align management and shareholder interests, and monitor and assess the degree of transparency and disclosure with respect to executive compensation and board actions affecting shareholders’ rights. The following general guidelines are intended to reflect these proxy voting principles.
A.    Election of Directors
Fidelity will generally support director nominees in elections where all directors are unopposed (uncontested elections), except where board composition raises concerns, and/or where a director clearly appears to have failed to exercise reasonable judgment or otherwise failed to sufficiently protect the interests of shareholders. Fidelity will evaluate board composition and generally will oppose the election of certain or all directors if, by way of example:
1. The board is not composed of a majority of independent directors.
2. The board’s audit, compensation, and nominating/governance committees or their equivalents are not sufficiently independent.
3. The director is a public company CEO who sits on more than two unaffiliated public company boards.
4. The director, other than a CEO, sits on more than five unaffiliated public company boards.
5. The director attended fewer than 75% of the total number of meetings of the board and its committees on which the director served during the company’s prior fiscal year, absent extenuating circumstances.

In addition, in determining whether to support director nominees, we consider factors that we believe are relevant to achieving effective governance practices, which may include the range of experience, perspectives, skills, and personal characteristics represented on the board.
While Fidelity generally considers the requirements of the relevant listing standards in determining director, board, and committee independence, we may apply more stringent independence criteria and adapt such criteria for certain foreign markets, taking into consideration listing requirements as well as differing laws, regulation, and/or practices in the relevant market.
For example, Fidelity generally will find non-independent:
1. Former CEOs.
2. Company founders.
3. Directors or director family members that were employed as senior executives by the company within the past five years.
Fidelity also may evaluate financial relationships, equity ownership, and voting rights in assessing the independence of director nominees.
In addition, Fidelity will evaluate board actions and generally will oppose the election of certain or all directors if, by way of example:
1. The company made a commitment to modify a proposal or practice in a way that aligns with these guidelines and principles but failed to act on that commitment.
2. For reasons described below under the sections entitled Compensation and Anti-Takeover Provisions and Director Elections.
B.    Contested Director Elections
On occasion, directors are forced to compete for election against outside director nominees (contested elections). Fidelity believes that strong management creates long-term shareholder value. As a result, Fidelity generally will vote in support of management of companies in which the funds’ assets are invested. Fidelity will vote its proxy on a case-by-case basis in a contested election, taking into consideration a number of factors, amongst others:
1. Management’s track record and strategic plan for enhancing shareholder value;
2. The long-term performance of the company compared to its industry peers; and
3. The qualifications of the shareholder’s and management’s nominees.
Fidelity will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long-term.
C.    Cumulative Voting Rights
Under cumulative voting, each shareholder may exercise the number of votes equal to the number of shares owned multiplied by the number of directors up for election. Shareholders may cast all of their votes for a single nominee (or multiple nominees in varying amounts). With regular (non-cumulative) voting, by contrast, shareholders cannot allocate more than one vote per share to any one director nominee. Fidelity believes that cumulative voting can be detrimental to the overall strength of a board. Generally, therefore, Fidelity will oppose the introduction of, and support the elimination of, cumulative voting rights.
D.    Classified Boards
A classified board is one that elects only a percentage of its members each year (usually one-third of directors are elected to serve a three-year term). This means that at each annual meeting only a subset of directors is up for re-election.

Fidelity believes that, in general, classified boards are not as accountable to shareholders as declassified boards. For this and other reasons, Fidelity generally will oppose a board’s adoption of a classified board structure and support declassification of existing boards.
E.    Independent Chairperson
In general, Fidelity believes that boards should have a process and criteria for selecting the board chair, and will oppose shareholder proposals calling for, or recommending the appointment of, a non-executive or independent chairperson. If, however, based on particular facts and circumstances, Fidelity believes that appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and promote effective oversight of management by the board of directors, Fidelity will consider voting to support a proposal for an independent chairperson under such circumstances.
F.    Majority Voting in Director Elections
In general, Fidelity supports proposals calling for directors to be elected by a majority of votes cast if the proposal permits election by a plurality in the case of contested elections (where, for example, there are more nominees than board seats). Fidelity may oppose a majority voting shareholder proposal where a company’s board has adopted a policy requiring the resignation of an incumbent director who fails to receive the support of a majority of the votes cast in an uncontested election.
G.    Proxy Access
Proxy access proposals generally require a company to amend its by-laws to allow a qualifying shareholder or group of shareholders to nominate directors on a company’s proxy ballot. Fidelity believes that certain safeguards as to ownership threshold and duration of ownership are important to assure that proxy access is not misused by those without a significant economic interest in the company or those driven by short term goals. Fidelity will evaluate proxy access proposals on a case-by-case basis, but generally will support proposals that include ownership of at least 3% (5% in the case of small-cap companies) of the company’s shares outstanding for at least three years; limit the number of directors that eligible shareholders may nominate to 20% of the board; and limit to 20 the number of shareholders that may form a nominating group.
H.    Indemnification of Directors and Officers
In many instances there are sound reasons to indemnify officers and directors, so that they may perform their duties without the distraction of unwarranted litigation or other legal process. Fidelity generally supports charter and by-law amendments expanding the indemnification of officers or directors, or limiting their liability for breaches of care unless Fidelity is dissatisfied with their performance or the proposal is accompanied by anti-takeover provisions (see Anti-Takeover Provisions and Shareholders Rights Plans below).
III.    Compensation
Incentive compensation plans can be complicated and many factors are considered when evaluating such plans. Fidelity evaluates such plans based on protecting shareholder interests and our historical knowledge of the company and its management.
A.    Equity Compensation Plans
Fidelity encourages the use of reasonably designed equity compensation plans that align the interest of management with those of shareholders by providing officers and employees with incentives to increase long-term shareholder value. Fidelity considers whether such plans are too dilutive to existing shareholders because dilution reduces the voting power or economic interest of existing shareholders as a result of an increase in shares available for distribution to employees in lieu of cash compensation. Fidelity will generally oppose equity compensation plans or amendments to authorize additional shares under such plans if:

1. The company grants stock options and equity awards in a given year at a rate higher than a benchmark rate (“burn rate”) considered appropriate by Fidelity and there were no circumstances specific to the company or the compensation plans that leads Fidelity to conclude that the rate of awards is otherwise acceptable.
2. The plan includes an evergreen provision, which is a feature that provides for an automatic increase in the shares available for grant under an equity compensation plan on a regular basis.
3. The plan provides for the acceleration of vesting of equity compensation even though an actual change in control may not occur.
As to stock option plans, considerations include the following:
1. Pricing: We believe that options should be priced at 100% of fair market value on the date they are granted. We generally oppose options priced at a discount to the market, although the price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus.
2. Re-pricing: An “out-of-the-money” (or underwater) option has an exercise price that is higher than the current price of the stock. We generally oppose the re-pricing of underwater options because it is not consistent with a policy of offering options as a form of long-term compensation. Fidelity also generally opposes a stock option plan if the board or compensation committee has re-priced options outstanding in the past two years without shareholder approval.
Fidelity generally will support a management proposal to exchange, re-price or tender for cash, outstanding options if the proposed exchange, re-pricing, or tender offer is consistent with the interests of shareholders, taking into account a variety of factors such as:
1. Whether the proposal excludes senior management and directors;
2. Whether the exchange or re-pricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3. The company’s relative performance compared to other companies within the relevant industry or industries;
4. Economic and other conditions affecting the relevant industry or industries in which the company competes; and
5. Any other facts or circumstances relevant to determining whether an exchange or re-pricing proposal is consistent with the interests of shareholders.
B.    Employee Stock Purchase Plans
These plans are designed to allow employees to purchase company stock at a discounted price and receive favorable tax treatment when the stock is sold. Fidelity generally will support employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% (or at least 75% in the case of non-U.S. companies where a lower minimum stock purchase price is equal to the prevailing “best practices” in that market) of the stock’s fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company’s stock.
IV.    Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote
Current law requires companies to allow shareholders to cast non-binding votes on the compensation for named executive officers, as well as the frequency of such votes. Fidelity generally will support proposals to ratify executive compensation unless the compensation appears misaligned with shareholder interests or is otherwise problematic, taking into account:
• The actions taken by the board or compensation committee in the previous year, including whether the company re-priced or exchanged outstanding stock options without shareholder approval; adopted or extended a golden parachute without shareholder approval; or adequately addressed concerns communicated by Fidelity in the process of discussing executive compensation;

• The alignment of executive compensation and company performance relative to peers; and
• The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
When presented with a frequency of Say on Pay vote, Fidelity generally will support holding an annual advisory vote on Say on Pay.
A.    Compensation Committee
Directors serving on the compensation committee of the Board have a special responsibility to ensure that management is appropriately compensated and that compensation, among other things, fairly reflects the performance of the company. Fidelity believes that compensation should align with company performance as measured by key business metrics. Compensation policies should align the interests of executives with those of shareholders. Further, the compensation program should be disclosed in a transparent and timely manner.
Fidelity will oppose the election of directors on the compensation committee if:
1. The compensation appears misaligned with shareholder interests or is otherwise problematic and results in concerns with:
a) The alignment of executive compensation and company performance relative to peers; and
b) The structure of the compensation program, including factors outlined above under the section entitled Advisory Vote on Executive Compensation (Say on Pay) and Frequency of Say on Pay Vote.
2. The company has not adequately addressed concerns raised by shareholders.
3. Within the last year, and without shareholder approval, a company’s board of directors or compensation committee has either:
a) Re-priced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options; or
b) Adopted or extended a golden parachute.
B.    Executive Severance Agreements
Executive severance compensation and benefit arrangements resulting from a termination following a change in control are known as “golden parachutes.” Fidelity generally will oppose proposals to ratify golden parachutes where the arrangement includes an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.
V.    Natural and Human Capital Issues
As part of our efforts to maximize long-term shareholder value, we incorporate consideration of human and natural capital issues into our evaluation of a company if our research has demonstrated an issue is financially material to that company and the investing funds’ investment objectives and strategies.

Fidelity generally considers management’s recommendation and current practice when voting on shareholder proposals concerning human and natural capital issues because it generally believes that management and the board are in the best position to determine how to address these matters. Fidelity, however, also believes that transparency is critical to sound corporate governance. Fidelity evaluates shareholder proposals concerning natural and human capital topics. To engage and vote more effectively on the growing number of submitted proposals on these topics, we developed a four-point decision-making framework. In general, Fidelity will more likely support proposals that:
• Address a topic that our research has identified as financially material;
• Provide disclosure of new or additional information to investors without being overly prescriptive;
• Provide valuable information to the business or investors by improving the landscape of investment-decision relevant information or contributing to our understanding of a company’s processes and governance of the topic in question; and
• Are realistic or practical for the company to comply with.
VI.    Anti-Takeover Provisions and Shareholders Rights Plans
Fidelity generally will oppose a proposal to adopt an anti-takeover provision. Anti-takeover provisions include:
• classified boards;
• “blank check” preferred stock (whose terms and conditions may be expressly determined by the company’s board, for example, with differential voting rights);
• golden parachutes;
• supermajority provisions (that require a large majority (generally between 67 - 90%) of shareholders to approve corporate changes as compared to a majority provision that simply requires more than 50% of shareholders to approve those changes);
• poison pills;
• provisions restricting the right to call special meetings;
• provisions restricting the right of shareholders to set board size; and
• any other provision that eliminates or limits shareholder rights.
A.    Shareholders Rights Plans (“poison pills”)
Poison pills allow shareholders opposed to a takeover offer to purchase stock at discounted prices under certain circumstances and effectively give boards veto power over any takeover offer. While there are advantages and disadvantages to poison pills, they can be detrimental to the creation of shareholder value and can help entrench management by deterring acquisition offers not favored by the board, but that may, in fact, be beneficial to shareholders. Fidelity generally will support a proposal to adopt or extend a poison pill if the proposal:
1. Includes a condition in the charter or plan that specifies an expiration date (sunset provision) of no greater than five years;
2. Is integral to a business strategy that is expected to result in greater value for the shareholders;
3. Requires shareholder approval to be reinstated upon expiration or if amended;
4. Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the poison pill; and
5. Allows the Fidelity funds to hold an aggregate position of up to 20% of a company’s total voting securities, where permissible.

Fidelity generally also will support a proposal that is crafted only for the purpose of protecting a specific tax benefit if it also believes the proposal is likely to enhance long-term economic returns or maximize long-term shareholder value.
B.    Shareholder Ability to Call a Special Meeting
Fidelity generally will support shareholder proposals regarding shareholders’ right to call special meetings if the threshold required to call the special meeting is no less than 25% of the outstanding stock.
C.    Shareholder Ability to Act by Written Consent
Fidelity generally will support proposals regarding shareholders’ right to act by written consent if the proposals include appropriate mechanisms for implementation. This means that proposals must include record date requests from at least 25% of the outstanding stockholders and consents must be solicited from all shareholders.
D.    Supermajority Shareholder Vote Requirement
Fidelity generally will support proposals regarding supermajority provisions if Fidelity believes that the provisions protect minority shareholder interests in companies where there is a substantial or dominant shareholder.
VII. Anti-Takeover Provisions and Director Elections
Fidelity will oppose the election of all directors or directors on responsible committees if the board adopted or extended an anti-takeover provision without shareholder approval.
Fidelity will consider supporting the election of directors with respect to poison pills if:
• All of the poison pill’s features outlined under the Anti-Takeover Provisions and Shareholders Rights section above are met when a poison pill is adopted or extended.
• A board is willing to consider seeking shareholder ratification of, or adding the features outlined under the Anti-Takeover Provisions and Shareholders Rights Plans section above to, an existing poison pill. If, however, the company does not take appropriate action prior to the next annual shareholder meeting, Fidelity will oppose the election of all directors at that meeting.
• It determines that the poison pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
VIII. Capital Structure and Incorporation
These guidelines are designed to protect shareholders’ value in the companies in which the Fidelity funds invest. To the extent a company’s management is committed and incentivized to maximize shareholder value, Fidelity generally votes in favor of management proposals; Fidelity may vote contrary to management where a proposal is overly dilutive to shareholders and/or compromises shareholder value or other interests. The guidelines that follow are meant to protect shareholders in these respects.
A.    Increases in Common Stock
Fidelity may support reasonable increases in authorized shares for a specific purpose (a stock split or recapitalization, for example). Fidelity generally will oppose a provision to increase a company’s authorized common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options.
In the case of real estate investment trusts (REITs), however, Fidelity will oppose a provision to increase the REIT’s authorized common stock if the increase will result in a total number of authorized shares greater than five times the current number of outstanding and scheduled to be issued shares.

B.    Multi-Class Share Structures
Fidelity generally will support proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and generally will oppose proposals to introduce or increase classes of stock with differential voting rights. However, Fidelity will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
C.    Incorporation or Reincorporation in another State or Country
Fidelity generally will support management proposals calling for, or recommending that, a company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company’s current and proposed governing documents. Fidelity will consider supporting these shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
IX.    Shares of Fidelity Funds or other non-Fidelity Funds
When a Fidelity fund invests in an underlying Fidelity fund with public shareholders or a non-Fidelity investment company or business development company, Fidelity will generally vote in the same proportion as all other voting shareholders of the underlying fund (this is known as “echo voting”). Fidelity may not vote if “echo voting” is not operationally practical or not permitted under applicable laws and regulations. For Fidelity fund investments in a Fidelity Series Fund, Fidelity generally will vote in a manner consistent with the recommendation of the Fidelity Series Fund’s Board of Trustees on all proposals, except where not permitted under applicable laws and regulations.
X.    Foreign Markets
Many Fidelity funds invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, Fidelity generally will evaluate proposals under these guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.
In certain non-U.S. jurisdictions, shareholders voting shares of a company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because these trading restrictions can hinder portfolio management and could result in a loss of liquidity for a fund, Fidelity generally will not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, Fidelity generally will not vote proxies in order to safeguard fund holdings information.
XI.    Securities on Loan
Securities on loan as of a record date cannot be voted. In certain circumstances, Fidelity may recall a security on loan before record date (for example, in a particular contested director election or a noteworthy merger or acquisition). Generally, however, securities out on loan remain on loan and are not voted because, for example, the income a fund derives from the loan outweighs the benefit the fund receives from voting the security. In addition, Fidelity may not be able to recall and vote loaned securities if Fidelity is unaware of relevant information before record date, or is otherwise unable to timely recall securities on loan.

XII. Compliance with Legal Obligations and Avoiding Conflicts of Interest
Voting of shares is conducted in a manner consistent with Fidelity’s fiduciary obligations to the funds and all applicable laws and regulations. In other words, Fidelity votes in a manner consistent with these guidelines and in the best interests of the funds and their shareholders, and without regard to any other Fidelity companies’ business relationships. Fidelity takes its responsibility to vote shares in the best interests of the funds seriously and has implemented policies and procedures to address actual and potential conflicts of interest.
XIII. Conclusion
Since its founding more than 75 years ago, Fidelity has been driven by two fundamental values: 1) putting the long-term interests of our customers and fund shareholders first; and 2) investing in companies that share our approach to creating value over the long-term. With these fundamental principles as guideposts, the funds are managed to provide the greatest possible return to shareholders consistent with governing laws and the investment guidelines and objectives of each fund.
Fidelity believes that there is a strong correlation between sound corporate governance and enhancing shareholder value. Fidelity, through the implementation of these guidelines, puts this belief into action through consistent engagement with portfolio companies on matters contained in these guidelines, and, ultimately, through the exercise of voting rights by the funds.

INVESCO’S POLICY STATEMENT ON GLOBAL CORPORATE GOVERNANCE AND PROXY VOTING
Effective March 2026
I. Introduction

Invesco Ltd. and its wholly owned investment adviser subsidiaries (collectively, “Invesco,” the “Company,” “our” or “we”) have adopted and implemented this Policy Statement on Global Corporate Governance and Proxy Voting (this “Global Proxy Voting Policy” or “Policy”), which we believe describes policies and procedures reasonably designed to assure proxy voting matters are conducted in the best interests of our clients. The policy generally applies where Invesco invests and manages investments on behalf of its clients and has been delegated proxy voting authority.
A. Our Approach to Proxy Voting

Proxy voting is an integral aspect of the investment management services Invesco provides to clients. As an investment adviser, Invesco has a fiduciary duty to act in the best interests of our clients. Where Invesco has been delegated the authority to vote proxies with respect to securities held in client portfolios, we exercise such authority in the manner we believe best serves the interests of such clients and their investment objectives. We recognize that proxy voting is an important tool that enables us to drive long-term shareholder value.

A summary of our global operational procedures and governance structure is included in Part II of this Policy. Invesco’s good governance principles, which are included in Part III of this Policy, and our internal proxy voting guidelines are both principles and rules, and cover topics that typically appear on voting ballots. Invesco’s investment teams retain ultimate authority to vote proxies. Given the complexity of proxy issues across our clients’ holdings globally, our investment teams consider many factors when determining how to cast votes. We seek to evaluate and make voting decisions that favor proxy proposals and governance practices that, in our view, promote long-term shareholder value.

B. Scope of Policy

Invesco’s investment teams vote proxies on behalf of Invesco funds and both fund and non-fund advisory clients that have explicitly granted Invesco authority in writing to vote proxies on their behalf. In the case of institutional or sub-advised clients, Invesco will vote the proxies in accordance with this Policy unless the client agreement specifies that the client retains the right to vote or has designated a named fiduciary to direct voting. This Policy is implemented by all entities listed in Exhibit A, except as noted below. Due to regional or asset class-specific considerations, certain entities may have local proxy voting guidelines or policies and procedures that differ from this Policy. In the event local policies and this Policy differ, the local policy will apply. These entities subject to local policies are listed in Exhibit A. Additionally, eligible exchange-traded funds may participate in Invesco’s Proxy Voting Choice Program Pilot. Eligible funds are listed in Exhibit B.

II. Global Proxy Voting Operational Procedures

Invesco’s global proxy voting operational procedures (the “Procedures”) are in place to implement the provisions of this Policy. Invesco aims to vote all proxies for which it has voting authority in accordance with this Policy, as implemented by the Procedures outlined in this Section II. It is the responsibility of Invesco’s Global Corporate Governance & Advisory team to maintain and facilitate the review of the Procedures annually.
A. Oversight and Governance

The Global Corporate Governance & Advisory team and the Global Invesco Proxy Advisory Committee (“Global IPAC”) provides oversight of the proxy voting process. For some clients, third parties (e.g., U.S. fund boards) and internal sub-committees also provide oversight of the proxy voting process.

Guided by its philosophy that investment teams should manage proxy voting, Invesco has created the Global IPAC. The Global IPAC is an investments-driven committee comprising representatives from various investment management teams. Representatives from Invesco’s Legal, Compliance, Risk, Investment Stewardship and Government Affairs departments may also participate in Global IPAC meetings. The Global Head of Corporate Governance & Advisory chairs the committee. The Global IPAC provides a forum for investment teams to:

•	monitor, understand and discuss key proxy issues and voting trends within the Invesco complex;

•	assist Invesco in meeting regulatory obligations;

•	review votes not aligned with our good governance principles; and

•	consider conflicts of interest in the proxy voting process.

In fulfilling its responsibilities, the Global IPAC meets as necessary (but no less than semi-annually) and has the following responsibilities and functions: (i) acts as a key liaison between the Global Corporate Governance & Advisory team and investment teams to assure compliance with this Policy; (ii) provides insight on market trends as it relates to stewardship practices; (iii) monitors proxy votes that present potential conflicts of interest; and (iv) reviews and provides input, at least annually, on this Policy and related internal procedures and recommends any changes to this Policy based on, but not limited to, Invesco’s experience, evolving industry practices, or developments in applicable laws or regulations. In addition, when necessary, the Global IPAC Conflict of Interest Sub-committee makes voting decisions on proxies that require an override of this Policy due to an actual or perceived conflict of interest. The Global IPAC reviews Global IPAC Conflict of Interest Sub-committee voting decisions.

B. The Proxy Voting Process

When making voting decisions, Invesco’s investment teams may take a wide array of factors into consideration and may utilize information from various sources, including, but not limited to, company filings, company site visits, management engagements, industry trade groups, third-party research, internal proprietary research and Invesco’s internal Good Governance Principles set out in Section III of this policy.

Our Global Voting Policy and Good Governance Principles apply to all relevant asset classes, however, there may be different approaches to voting for certain asset classes. For example, voting decisions with respect to investments in fixed income securities and privately held securities will generally be made by the relevant investment teams based on their evaluation of the specific transactions or matters under consideration. In the event this Policy or Invesco’s Good Governance Principles do not provide a vote recommendation, and an investment team does not make a voting decision, Invesco will vote the proxy item consistent with the recommendation of the issuer.

Invesco’s investment teams are supported by a centralized investment stewardship function, including the Global Corporate Governance & Advisory team which evaluates proxy proposals. For certain investment teams of actively-managed products, the Global Corporate Governance & Advisory team evaluates proxy ballot items, analyzes proxy proposals to facilitate decision-making by the investment teams, and casts votes in accordance with the investment team’s instructions. For certain passively-managed investment strategies that seek to track an index, the Global Corporate Governance & Advisory team may evaluate and execute votes on proposals that meet pre-defined criteria, including materiality thresholds. This team may utilize information from various sources, including but not limited to company filings, management engagements, industry trade groups, third-party research, internal proprietary research and the Good Governance Principles in Section III of this Policy. Investment teams retain discretion to vote proxies independently of, or consistent with, this Policy, the Good Governance Principles and any recommendations from the Global Corporate Governance & Advisory team. There may also be instances where different investment teams reach different positions on voting issues for the same proxy.

C. Proxy Voting Administration

At Invesco, investment teams execute voting decisions through our proprietary voting platform and are supported by the Global Corporate Governance & Advisory team and a dedicated technology team. Invesco’s proprietary voting platform streamlines the proxy voting process by providing our investment teams with direct access to proxy meeting materials, including ballots, Invesco’s internal proxy voting guidelines and recommendations, as well as proxy research and vote recommendations issued by Proxy Service Providers (as such term is defined in Part C below). Votes executed on Invesco’s proprietary voting platform are transmitted to our proxy voting agent electronically and are then delivered to the respective designee for tabulation.

Invesco’s Global Corporate Governance & Advisory team monitors whether we have received proxy ballots for shareholder meetings in which we are entitled to vote. This involves coordination among various parties in the proxy voting ecosystem, including, but not limited to, our proxy voting agent, custodians and ballot distributors. If necessary, we may choose to escalate a matter in accordance with our internal procedures to facilitate our ability to exercise our right to vote.

Our proprietary systems are designed to facilitate internal control and oversight of the voting process. To facilitate the casting of votes in an efficient manner, Invesco may choose to pre-populate and leverage the capabilities of these proprietary systems to automatically submit votes based on internal proxy voting guidelines. To efficiently execute proxy voting for clients’ holdings, votes may be cast by Invesco or via the Proxy Service Providers Web platform at our direction.

D. Retention and Oversight of Proxy Service Providers

Invesco has retained two independent third-party proxy voting service providers to provide proxy support globally: Institutional Shareholder Services Inc. (“ISS”) and Glass Lewis (“GL”). In addition to ISS and GL, Invesco may retain certain local proxy service providers to access regionally specific research (such local proxy service providers, collectively with ISS and GL, “Proxy Service Providers”). The services may include one or more of the following: providing a comprehensive analysis of each voting item and interpretations of each voting item based on Invesco’s internal proxy voting guidelines; and providing assistance with the administration of the proxy process and certain proxy voting-related functions, including, but not limited to, operational, reporting and recordkeeping services. To the extent Proxy Service Providers consider non-financial factors in their proxy research and recommendations, Invesco may take that into account when evaluating their proxy research and recommendations.

While Invesco may take into consideration the information and recommendations provided by the Proxy Service Providers, including recommendations based upon Invesco’s internal proxy voting guidelines and recommendations provided to such Proxy Service Providers, Invesco’s investment teams retain full and independent discretion with respect to proxy voting decisions.

Updates to previously issued proxy research reports and recommendations may be provided to investment teams to incorporate newly available information or additional disclosure provided by an issuer regarding a matter to be voted on, or to correct factual errors that may result in the issuance of revised proxy vote recommendations. Invesco’s Global Corporate Governance & Advisory team periodically monitors for these research alerts issued by Proxy Service Providers with our investment teams.

Invesco performs extensive initial and ongoing due diligence on the Proxy Service Providers it engages globally. Invesco conducts annual due diligence meetings as part of its ongoing due diligence. The topics included in these annual due diligence meetings include material changes in service levels, leadership and control, conflicts of interest, methodologies for formulating vote recommendations, operations, and research personnel, among other topics. In addition, Invesco monitors and communicates with the Proxy Service Providers throughout the year and monitors their compliance with Invesco’s performance and policy standards.

As part of our annual policy development process, Invesco may engage with other external proxy and governance experts to understand market trends and developments. These meetings provide Invesco with an opportunity to assess the Proxy Service Providers’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the Proxy Service Providers’ stances on key corporate governance and proxy topics and their policy framework/methodologies.

Invesco reviews the System and Organizational Controls (“SOC”) Reports for Proxy Service Providers to confirm that their related controls were in place and to provide reasonable assurance that the related controls operated effectively.

E. Disclosures and Recordkeeping

This Policy is maintained by the Global Corporate Governance and Advisory team and accessible on the Invesco website. Records of votes cast by Invesco on behalf of clients are retained electronically for at least seven (7) years unless otherwise required by local or regional requirements by Invesco’s Technology Department and by our Proxy Service Provider. Invesco makes its proxy voting records publicly available in compliance with regulatory requirements and industry best practices in the regions below:

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In accordance with the U.S. Securities and Exchange Commission (“SEC”) regulations, Invesco will file a record of all proxy voting activity for the prior 12 months ending June 30 for each U.S. registered fund. In addition, Invesco, as an institutional investment manager that is required to file Form 13F, will file a record of its votes on certain executive compensation (“say on pay”) matters. The proxy voting filings will generally be made on or before August 31 of each year and are available on the SEC’s website at www.sec.gov. In addition, each year, the Form N-PX proxy voting records for Invesco mutual funds’ and closed-end funds’, and Invesco ETF’s are made available on Invesco’s website https://vds.issgovernance.com/vds/#/MTAzOTcw.

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To the extent applicable, the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”), including Department of Labor regulations and guidance thereunder, provide that the named fiduciary generally should be able to review not only the investment adviser’s voting procedure with respect to plan-owned stock, but also the actions taken in individual proxy voting situations. In the case of institutional and sub-advised clients, clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.

•
In the UK and Europe, Invesco publicly discloses our proxy votes monthly in compliance with the UK Stewardship Code, found here: https://vds.issgovernance.com/vds/#/Mzk3MA==/. Additionally, in accordance with the European Shareholder Rights Directive and the UK Financial Conduct Authority’s Conduct of Business Sourcebook (“UK COBS”), Invesco publishes an annual report on implementation of our engagement policies, including a general description of voting behavior, an explanation of the most significant votes and the use of proxy voting advisors.

•
In Canada, Invesco publicly discloses a record of all proxy voting activity for the prior 12 months ending June 30th for each Invesco Canada registered mutual fund and ETF. In compliance with the National Instrument 81-106 Investment Fund Continuous Disclosure, the proxy voting records will generally be made available on or before August 31st of each year, found here: https://vds.issgovernance.com/vds/#/MTg2Mg==/.

•	In Japan, Invesco publicly discloses our proxy votes annually in compliance with the Japan Stewardship Code, found here: https://www.invesco.com/jp/ja/policies/proxy.html.

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In India, Invesco publicly discloses our proxy votes quarterly, found here: https://www.invescomutualfund.com/about-us?tab=Statutory, in compliance with The Securities and Exchange Board of India (“SEBI”) Circular on stewardship code for all Mutual Funds and all categories of Alternative Investment Funds in relation to their investment in listed equities. SEBI has implemented principles on voting for Mutual Funds through the SEBI Master Circular for Mutual Funds dated June 27, 2024 (as amended from time to time), which prescribed detailed mandatory requirements for Mutual Funds in India to disclose their voting policies and actual voting by Mutual Funds on different resolutions of investee companies.

•	In Hong Kong, Invesco Hong Kong Limited will provide proxy voting records upon request in compliance with the Securities and Futures Commission Principles of Responsible Ownership.

•
In Taiwan, Invesco publicly discloses our proxy voting policy and proxy votes annually in compliance with Taiwan’s Stewardship Principles for Institutional Investors, found here: https://www.invesco.com/tw/zh/footer/stewardship-code.html.

•	In Australia, Invesco publicly discloses a summary of its proxy voting record annually, found here: https://www.invesco.com/au/en/Important-information-and-policies.html.

•	In Singapore, Invesco Asset Management Singapore Ltd. will provide proxy voting records upon request in compliance with the Singapore Stewardship Principles for Responsible Investors.

Invesco may engage Proxy Service Providers to make available or maintain certain required proxy voting records in accordance with the above stated applicable regulations. Separately managed account clients that have authorized Invesco to vote proxies on their behalf will receive proxy voting information with respect to those accounts upon request. Certain other clients may obtain information about how we voted proxies on their behalf by contacting their client service representative or advisor. Invesco does not publicly disclose voting intentions in advance of shareholder meetings.

F. Market and Operational Limitations

In the great majority of instances, Invesco will vote proxies. However, in certain circumstances, Invesco may refrain from voting where the economic or other opportunity costs of voting exceed any benefit to clients. Moreover, ERISA fiduciaries must not subordinate the economic interests of plan participants and beneficiaries to unrelated objectives when voting proxies or exercising other shareholder rights. These matters are left to the discretion of the relevant investment team. Such circumstances could include, for example:

•
Certain countries impose temporary trading restrictions, a practice known as “share blocking.” This means that once the shares have been voted, the shareholder does not have the ability to sell the shares for a certain period of time, usually until the day after the conclusion of the shareholder meeting. Unless a client directs otherwise, Invesco generally refrains from voting proxies at companies or in markets where share blocking applies. In some instances, Invesco may determine that the benefit to the client(s) of voting a specific proxy outweighs the client’s temporary inability to sell the shares.

•
Some companies require a representative to attend shareholder meetings in person to vote a proxy, or issuer-specific additional documentation, certification or the disclosure of beneficial owner details to vote. Invesco may determine that the costs of sending a representative or submitting additional documentation, including power of attorney documentation, or disclosures outweigh the benefit of voting a particular proxy.

•	Invesco may not receive proxy materials from the relevant fund or custodian used by our clients with sufficient time and information to make an informed independent voting decision.

•	Invesco held shares on the record date but sold them prior to the meeting date.

•
Although Invesco uses reasonable efforts to vote a proxy, proxies may not be accepted or may be rejected for various reasons, including due to changes in the agenda for a shareholder meeting for which Invesco does not have sufficient notice, when certain custodians used by our clients do not offer a proxy voting in a jurisdiction, or due to operational issues experienced by third parties involved in the process or by an issuer or sub-custodian.

•
Additionally, despite the best efforts of Invesco and its proxy voting agent, there may be instances where our votes may not be received or properly tabulated by an issuer or an issuer’s agent. Invesco will generally endeavor to vote and maintain any paper ballots received provided they are delivered in a timely manner ahead of the vote deadline.

G. Securities Lending

Invesco’s funds may participate in a securities lending program. In circumstances where Invesco fund shares are on loan, the voting rights of those shares are transferred to the borrower. If the security in question is on loan as part of a securities lending program, Invesco may determine that the vote is material to the investment, and therefore, the benefit to the client of voting a particular proxy outweighs the economic benefits of securities lending. In those instances, Invesco may determine to recall securities that are on loan prior to the meeting record date, so we will be entitled to vote those shares. For example, for certain actively managed funds, the lending agent has standing instructions to recall all securities on loan systematically in a timely manner on a best efforts basis for Invesco to vote the proxies on those previously loaned shares. There may be instances where Invesco may be unable to recall shares or may choose not to recall shares. Such circumstances may include instances when Invesco does not receive timely notice of the meeting, or when Invesco deems the opportunity for a fund to generate securities lending revenue outweighs the benefits of voting at a specific meeting. The relevant investment team will make these determinations.

H. Conflicts of Interest

There may be occasions where voting proxies may present a perceived or actual conflict of interest between Invesco, as investment adviser, and one or more of Invesco’s clients or vendors.

Firm-Level Conflicts of Interest

A conflict of interest may exist if Invesco has a material business relationship with either the company soliciting a proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Such relationships may include, among others, a client relationship, serving as a vendor whose products/services are material or significant to Invesco, serving as a distributor of Invesco’s products, or serving as a significant research provider or broker to Invesco.

Invesco identifies potential conflicts of interest based on a variety of factors, including, but not limited to, the materiality of the relationship between the issuer or its affiliates to Invesco.

Material firm-level conflicts of interests are identified by individuals and groups within Invesco globally using criteria established by the Global Corporate Governance & Advisory team. These criteria are monitored and updated periodically by the Global Corporate Governance & Advisory team so up-to-date information is available when conducting conflicts checks. Operating procedures and associated governance are designed to assure conflicts of interest are appropriately considered ahead of voting proxies. The Global IPAC Conflict of Interest Sub-committee maintains oversight of the process. Companies identified as conflicted will be voted in line with the principles below as implemented by Invesco’s internal proxy voting guidelines. To the extent an investment team disagrees with the Policy, our processes and procedures seek to assure that justifications and rationales are fully documented and presented to the Global IPAC Conflict of Interest Sub-committee for approval by a majority vote of the Sub-committee.

As an additional safeguard, persons from Invesco’s marketing, distribution and other customer-facing functions may not serve on the Global IPAC. For the avoidance of doubt, Invesco may not consider Invesco Ltd.’s pecuniary interest when voting proxies on behalf of clients. To avoid any appearance of a conflict of interest, Invesco will instruct “abstain” on proxies issued by Invesco Ltd. that are held in client accounts. If an “abstain” vote is not operationally possible, Invesco will not vote the shares.

Personal Conflicts of Interest

A conflict also may exist where an Invesco employee has a known personal or business relationship with other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships. Under Invesco’s Global Code of Conduct, Invesco entities and individuals must act in the best interests of clients and must avoid any situation that gives rise to an actual or perceived conflict of interest.

All Invesco personnel with proxy voting responsibilities are required to report any known personal or business conflicts of interest regarding proxy issues with which they are involved. In such instances, the individual(s) with the conflict will be excluded from the decision-making process relating to such issues.

I. Voting of Affiliated Holdings and Funds of Funds

Funds of funds holdings can create various special situations for proxy voting, including operational challenges in certain markets. The scenarios below set out examples of how Invesco votes funds of funds:

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When required by law or regulation, securities issued by an Invesco fund held by other Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.

•
When required by law or regulation, securities issued by an unaffiliated registered fund held by one or more Invesco funds will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will not vote the securities.

•
For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by Invesco funds held by other Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.

•
For U.S. funds of funds where proportional voting is not required by law or regulation, securities issued by unaffiliated registered funds held by one or more Invesco funds generally will be voted in the same proportion as the votes of external holders of the underlying fund. If such proportional voting is not operationally possible, Invesco will vote in line with internal proxy voting guidelines. Investment teams retain full discretion over proxy voting decisions for funds of funds where proportional voting is not required by law or regulation and may choose to vote differently.

•
Securities issued by non-U.S. funds of funds will not be voted proportionally due to operational limitations. The applicable Invesco entity will vote in line with its local policies, as indicated in Exhibit A. If no local policies exist, Invesco will vote in line with the firm level conflicts of interest process described above.

•
Where client accounts are invested directly in securities issued by Invesco affiliates and Invesco has proxy voting authority, securities will be voted in the same proportion as the votes of external shareholders of the underlying securities. If proportional voting is not possible, the securities will be voted in line with a Proxy Service Provider’s recommendation.

•	Where Invesco invests in its own products (either as seed capital or otherwise), securities will be voted in line with recommendations of the issuer’s management or board.

•	Unless it decides to solicit investor instructions, Invesco shall not vote the securities of an Invesco fund held by a fund, client or proprietary account managed by Invesco Canada Ltd.

J. Review of Policy

It is the responsibility of the Global IPAC to review this Policy and the internal proxy voting guidelines annually to consider whether any changes are warranted. This annual review seeks to assure that this Policy and the internal proxy voting guidelines remain consistent with clients’ best interests, regulatory requirements, local market standards and best practices. Further, this Policy and our internal proxy voting guidelines are reviewed at least annually by various departments within Invesco to seek to ensure that they remain consistent with Invesco’s views on best practice in corporate governance and long-term investment stewardship.

III. Our Good Governance Principles

Invesco’s good governance principles outline our views on best practice in corporate governance and long-term investment stewardship. These principles have been developed by our global investment teams in collaboration with the Global Corporate Governance & Advisory team and various departments internally. The broad philosophy and guiding principles in this section inform our approach to long-term investment stewardship and proxy voting. The principles and positions reflected in this Policy are designed to guide Invesco’s investment professionals in voting proxies; they are not intended to be exhaustive or prescriptive.
Our investment teams retain full discretion on vote execution in the context of our good governance principles and internal proxy voting guidelines, except where otherwise specified in this Policy. The final voting decisions may consider the unique facts and circumstances applicable to each company, issue, and individual ballot item. These include relevant market laws and regulations, country-specific best practices or corporate governance codes, the issuer’s public disclosures, internal research, input from external research providers, and any dialogue we have had with company management. As a result, investment teams may reach different conclusions on portfolio companies and may cast different votes at the same shareholder meeting. When investment teams choose to vote a proxy that is contrary to the principles below or internal proxy voting guidelines, they are required to document their rationales.

The following guiding principles apply to proxy voting with respect to operating companies. We apply a separate approach to open-end and closed-end investment companies and unit investment trusts. Where appropriate, these guidelines may be supplemented by additional internal guidance that considers regional variations in best practices, company disclosure and region-specific voting items. Invesco may vote on proposals not specifically addressed by these principles or guidelines based on an evaluation of a proposal’s likelihood to enhance long-term shareholder value.
Our good governance principles are organized around six broad pillars:
A. Transparency

We expect companies to provide accurate, timely and complete information that enables investors to make informed investment decisions and effectively carry out their stewardship activities. Invesco supports the highest standards in corporate transparency and believes that these disclosures should be made available ahead of the voting deadlines for an annual general meeting or special meeting to allow for timely review and decision-making.

Financial reporting: Company accounts and reporting must accurately reflect the underlying economic position of a company. Arrangements that may constitute an actual or perceived conflict with this objective should be avoided.

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We will generally support proposals to accept the annual financial statements, statutory accounts and similar proposals. However, if these reports are not presented in a timely manner or significant issues are identified regarding their integrity (e.g., the external auditor’s opinion is absent or qualified), we will generally review the matter on a case-by-case basis.

External auditor ratification and audit fees:

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We will generally not support the ratification of the independent auditor and/or ratification of their fees payable if non-audit fees exceed audit and audit related fees or if there are significant auditing controversies or questions regarding the independence of the external auditor. We will consider an auditor’s length of service as a company’s independent auditor in applying this policy.

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We will generally vote against the incumbent audit committee chair, or nearest equivalent, where the non-audit fees paid to the independent auditor exceed audit fees for two consecutive years or other problematic accounting practices are identified such as fraud, misapplication of audit standards or persistent material weaknesses/ deficiencies in internal controls over financial reporting.

Other business: Generally, we vote against proposals to transact other business matters where disclosure is insufficient and we are not given the opportunity to review and understand what issues may be raised.

Related-party transactions: Invesco will generally consider the following factors when evaluating related party transactions, among others:

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disclosure of the transaction details must be full and transparent (such as details of the related parties and of the transaction subject, timeframe, pricing, potential conflicts of interest, and other terms and conditions);

•	the transaction must be fair and appropriate, with a sound strategic rationale;

•	the company should provide an independent opinion either from the supervisory board or an external financial adviser;

•	minority shareholders’ interests should be protected; and

•	the transactions should be on an arm’s length basis.

Routine business items and formalities: Invesco generally votes non-contentious routine business items and formalities as recommended by the issuer’s management and board of directors. Routine business items and formalities generally include proposals to:

•	accept or approve a variety of routine reports; and

•	approve provisionary financial budgets and strategy for the current year.

B. Accountability

Robust shareholder rights and strong board oversight help ensure that management adhere to the highest standards of ethical conduct, are held to account for poor performance and responsibly deliver value creation for stakeholders over the long term. We encourage companies to adopt governance features that ensure board and management accountability. In particular, we consider the following as key mechanisms for enhancing accountability to investors:

One share one vote: Voting rights are an important tool for investors to hold boards and management teams accountable.

•
We generally do not support proposals that establish or perpetuate dual classes of voting shares, double voting rights or other means of differentiated voting or disproportionate board nomination rights.

•	We generally support proposals to decommission differentiated voting rights.

•	Where unequal voting rights are established, we expect these to be accompanied by reasonable safeguards to protect minority shareholders’ interests.

Anti-takeover devices: Mechanisms designed to prevent or delay takeover attempts may unduly limit the accountability of boards and management teams to shareholders.

•
We generally will not support proposals to adopt anti-takeover devices such as poison pills. Exceptions may be warranted at entities without significant operations and to preserve the value of net operating losses carried forward or where the applicability of the pill is limited in scope and duration.

•
In addition, we will generally not support capital authorizations or amendments to corporate articles or bylaws at operating companies that may be utilized for anti-takeover purposes, for example, the authorization of classes of shares of preferred stock with unspecified voting, dividend, conversion or other rights (“blank check” authorizations).

•	We generally support proposals for the removal of anti-takeover provisions.

Shareholder rights: We support the rights of shareholders to hold boards and management teams accountable for company performance. We generally support best-practice-aligned proposals to enhance shareholder rights.

Proxy access: Within the US market, we generally vote for management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access with the following provisions:

•	Ownership threshold: at least three percent (3%) of the voting power;

•	Ownership duration: at least three (3) years of continuous ownership for each member of the nominating group;

•	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group; and

•	Cap: cap on nominees of one (1) director or twenty-five percent (25%) of the board, whichever is higher.

Shareholder ability to call special meetings: Generally, we vote for management and shareholder proposals that provide shareholders with the ability to call special meetings with a minimum threshold of 10% but not greater than 25%. We generally will not support proposals to prohibit shareholders’ right to call special meetings.

Shareholder ability to act by written consent: Generally, we assess shareholder proposals that provide shareholders with the ability to act by written consent case-by-case taking into account the following factors, among other things:

•	Shareholders’ current right to call special meetings; and

•	Investor ownership structure.

Supermajority vote requirements: Generally, we vote against proposals to require a supermajority shareholder vote. We will vote for management and shareholder proposals to reduce supermajority vote requirements, in favor of a simple majority threshold. Lowering this requirement can democratize corporate governance and facilitate a more fair and dynamic decision-making that empowers and represents a wider shareholder base, especially for key corporate actions such as mergers, changes in control, or proposals to amend or repeal a portion of a company’s articles of incorporation.

Bundling of proposals: It is our view that the bundling of multiple proposals or articles amendments in one single voting item restricts shareholders’ ability to express their views, with an all-or-nothing vote. We generally oppose such proposals unless all bundled resolutions are deemed acceptable and conducive of long-term shareholder value.

Virtual shareholder meetings: Companies should hold their annual or special shareholder meetings in a manner that best serves the needs of its shareholders and the company. Shareholders should have an opportunity to participate in such meetings. Shareholder meetings provide an important mechanism by which shareholders provide feedback or raise concerns and hear from the board and management.

•
We will generally support management proposals seeking to allow for the convening of hybrid shareholder meetings (allowing shareholders the option to attend and participate either in person or through a virtual platform).

•
We may support management or shareholder proposals that seek to authorize the company to hold virtual-only meetings (held entirely through virtual platform with no corresponding in-person physical meeting), if companies fulfill their responsibility to provide strong justification and establish safeguards to preserve comparable rights and opportunities for shareholders to participate virtually as they would have during an in-person meeting. In particular, Invesco will consider, among other things, a company’s practices, jurisdiction and disclosure, including the items set forth below:

(i)	meeting procedures and requirements are disclosed in advance of a meeting detailing the rationale for eliminating the in-person meeting;

(ii)	clear and comprehensive description of which shareholders are qualified to participate, how shareholders can join the virtual-only meeting, how and when shareholders submit and ask questions either in advance of or during the meeting;

(iii)	disclosure regarding procedures for questions received during the meeting, but not answered due to time or other restrictions; and

(iv)	description of how shareholder rights will be protected in a virtual-only meeting format including the ability to vote shares during the time the polls are open.

C. Board Composition and Effectiveness
Voting on director nominees in uncontested elections

Definition of independence: Invesco considers local market definitions of director independence but applies a proprietary standard for assessing director independence considering a director’s status as a current or former employee of the business, any commercial or consulting relationships with the company, the level of shares beneficially owned or represented and familial relationships, among others.

Board and committee independence: The board of directors, board committees and regional equivalents should be sufficiently independent from management, substantial shareholders and should be free from conflicts of interest. We consider local market practices in this regard and in general we look for a balance across the board of directors. Above all, we like to see signs of robust challenge and discussion in the boardroom.

•
We will generally vote against one or more non-independent directors when a board is less than majority independent, but we will take into account local market practice with regards to board independence in limited circumstances where this standard is not appropriate.

•	We will generally vote against non-independent directors serving on the audit committee.

•	We will generally vote against non-independent directors serving on the compensation committee.

•	We will generally vote against non-independent directors serving on the nominating committee.

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In relation to the board, compensation committee and nominating committee we will consider the appropriateness of significant shareholder representation in applying this policy. This exception will generally not apply to the audit committee.

Independent Board Chair: It is our view that independent board leadership generally enhances management accountability to investors. Companies deviating from this best practice should provide a strong justification and establish safeguards to ensure that there is independent oversight of a board’s activities (e.g., by appointing a lead or senior independent director with clearly defined powers and responsibilities).

•	We will generally vote against the incumbent nominating committee chair, or nearest equivalent, where the board chair is not independent unless a lead independent or senior director is appointed.

•
We will review shareholder proposals requesting that the board chair be an independent director on a case-by-case basis, taking into account several factors, including, but not limited to, the presence of a lead independent director and a sufficiently independent board, a sound governance structure with no record of recent material governance failures or controversies, and sound financial performance. Invesco will also positively consider less disruptive proposals that will enter into force at the subsequent leadership transition.

•
We will generally not vote against a CEO or executive serving as board chair solely on the basis of this issue, however, we may do so in instances where we have significant concerns regarding a company’s corporate governance, capital allocation decisions and/or compensation practices.

Attendance and over boarding: Director attendance at board and committee meetings is a fundamental part of their responsibilities and provides efficient oversight for the company and its investors. In addition, directors should not have excessive external board or managerial commitments that may interfere with their ability to execute the duties of a director.

•
We will generally vote against or withhold votes from directors who attend less than 75% of board and committee meetings for two consecutive years. We expect companies to disclose any extenuating circumstances, such as health matters or family emergencies, that would justify a director’s low attendance, in line with good practices.

•
We will generally vote against directors who have more than four total mandates at public operating companies, if their attendance is not disclosed or below 75% of all board and committee meetings in the year under review, or if material governance failures have been identified. We apply a lower threshold for directors with significant commitments such as executive positions and chairmanships.

Other Board Qualifications: In our view, an effective board should be comprised of qualified and engaged directors with a mix of skills, experience, perspectives and characteristics. We recognize that the presence of a variety of these factors in the boardroom may contribute to robust challenge, debate, and innovation, and allows the board to make informed judgements. We expect companies to comply with their local market legal requirements or listing standards for board diversity and to the extent that a company fails to comply with such requirements, Invesco will generally vote against the nominating committee chair, or nearest equivalent. Invesco will also consider the professional experience of the individuals on the board and how they underpin the company’s performance and long-term shareholder value, among other factors.

Director term limits and retirement age: It is important for a board of directors to examine its membership regularly with a view to ensuring that the board is effective, and the company continues to benefit from a variety of director viewpoints and experience. It is our view that an individual board’s nominating committee is best positioned to determine whether director term limits or establishing a mandatory retirement age would be an appropriate measure to help achieve these goals and, if so, the nature of such limits. Therefore, Invesco generally opposes shareholder proposals to limit the tenure of board directors or to impose a mandatory retirement age.

Governance failures: A board of directors is ultimately responsible for overseeing management and ensuring that proper governance, oversight and control mechanisms are in place at the company it oversees. Invesco considers the adequacy of a company’s response to material oversight failures when determining whether any voting action is warranted. Invesco may take voting action against director nominees in response to material failures of governance, risk oversight or fiduciary responsibilities at the company that adversely affect shareholder value. This may include, bribery, fines or sanctions from regulatory bodies, demonstrably poor risk oversight, or adverse legal judgments, among other things. In addition, Invesco will consider the responsibilities delegated to board sub-committees when determining if it is appropriate to hold the incumbent chair of the relevant committee, or nearest equivalent, accountable for these material failures.

Director indemnification: Invesco recognizes that individuals may be reluctant to serve as corporate directors if they are personally liable for all related lawsuits and legal costs. As a result, reasonable limitations on directors’ liability can benefit a company and its shareholders by helping to attract and retain qualified directors while preserving recourse for shareholders in the event of misconduct by directors. Invesco will evaluate shareholder proposals to amend directors’ indemnification and exculpation provisions on a case-by-case basis.

Discharge of directors: We will generally support proposals to ratify the actions of the board of directors, supervisory board and/or executive decision-making bodies, provided there are no material oversight failures and legal controversies, or other wrongdoings in the relevant fiscal year – committed or yet to be confirmed. When such oversight concerns are identified, we will consider a company’s response to any issues raised and may vote against ratification proposals instead of, or in addition to, director nominees.

Director election process: Board members should generally stand for election annually and individually.

•	We will generally support proposals requesting that directors stand for election annually.

•
We will generally vote against the incumbent governance committee chair or nearest equivalent, if a company has a classified board structure that is not being phased out. We may make exceptions to this guideline in regions where market practice is for directors to stand for election on a staggered basis.

•	We will generally support shareholder proposals to repeal a classified board and elect all directors annually.

•
When a board is presented for election as a slate (e.g., shareholders are unable to vote against individual nominees and must vote for or against the entire nominated slate of directors) and this approach is not aligned with local market practice, we will generally vote against the slate in cases where we otherwise would vote against an individual nominee.

•
Where market practice is to elect directors as a slate, we will generally support the nominated slate unless there are governance concerns with several of the individuals included on the slate or we have broad concerns with the composition of the board such as a lack of independence.

Majority vote standard: Invesco generally votes in favor of proposals to elect directors by a majority vote, except in cases where a company has adopted formal governance principles that present a meaningful alternative to the majority voting standard.

Board size: We will generally defer to the board with respect to determining the optimal number of board members given the size of the company and complexity of the business, provided that the proposed board size is sufficiently large to represent shareholder interests and sufficiently limited to remain effective.

Board assessment and succession planning: Invesco will consider and vote case-by-case on shareholder proposals to adopt a policy on succession planning. When evaluating board effectiveness, Invesco considers whether periodic performance reviews and skills assessments are conducted to ensure the board represents the interests of shareholders. In addition, boards should have a robust succession plan in place for key management and board personnel.

Voting on director nominees in contested elections

Proxy contests: We will review case-by-case dissident shareholder proposals based on their individual merits. We consider the following factors, among others, when evaluating the merits of each list of nominees: the long-term performance of the company relative to its industry, management’s track record, any relevant background information related to the contest, the qualifications of the respective lists of director nominees, the strategic merits of the approaches proposed by both sides, including the likelihood that the proposed goals can be met, and positions of stock ownership in the company.

D. Capitalization

Capital allocation: Invesco expects companies to responsibly raise and deploy capital toward the long-term, sustainable success of the business. In addition, we expect capital allocation authorizations and decisions to be made with due regard to shareholder dilution, rights of shareholders to ratify significant corporate actions and pre-emptive rights, where applicable.

Share issuance: We generally support authorizations to issue shares without preemptive rights up to 20% of a company’s issued share capital for general corporate purposes. However, for issuance requests with preemptive rights, we support authorizations up to a threshold of 50%. Shares should not be issued at a substantial discount to the market price. The same requirements are expected for convertible and non-convertible debt instruments.

Share repurchase programs: We generally support share repurchase plans in which all shareholders may participate on equal terms. However, it is our view that such plans should be executed transparently and in alignment with long-term shareholder interests. Therefore, we will not support such plans when there is clear evidence of abuse or no safeguards against selective buybacks, or the terms do not align with market best practices.

Stock splits: We will generally evaluate proposals for forward and reverse stock splits on a case-by-case basis. Each proposal will be evaluated based on its potential impact on shareholder value, local market best practices, and alignment with the company’s long-term strategic goals.

Increases in authorized share capital: We will generally support proposals to increase a company’s number of authorized common and/or preferred shares, provided we have not identified concerns regarding a company’s historical share issuance activity or the potential to use these authorizations for anti-takeover purposes. We will consider the amount of the request in relation to the company’s current authorized share capital, any proposed corporate transactions contingent on approval of these requests and the cumulative impact on a company’s authorized share capital, for example, if a reverse stock split is concurrently submitted for shareholder consideration.

Mergers, acquisitions, disposals and other corporate transactions: Invesco’s investment teams will review proposed corporate transactions including mergers, acquisitions, reorganizations, proxy contests, dissolutions and divestitures based on a proposal’s individual investment merits. In addition, we broadly approach voting on other corporate transactions as follows:

•	We will generally support proposals to approve different types of restructurings that provide the necessary financing to save the company from involuntary bankruptcy.

•	We will generally support proposals to enact corporate name changes and other proposals related to corporate transactions that we believe are in shareholders’ best interests.

•
We will generally support reincorporation proposals, provided that management has provided a compelling rationale for the change in legal jurisdiction and provided further that the proposal will not significantly adversely impact shareholders’ rights.

E. Environmental and Social Issues

Shareholder proposals addressing environmental and social issues: We recognize environmental and social shareholder proposals are nuanced and require company specific analysis, and therefore, Invesco will analyze such proposals on a case-by-case basis. When analyzing such proposals, we will consider the following factors, among others:

•	whether we consider the adoption of such proposal would promote long-term shareholder value;

•	the materiality of the issue(s) being raised;

•	whether there are fines or litigation, significant controversies including reputational risks associated with the company’s practices or policies related to the issue(s) raised in the proposal;

•	the board’s written response to the proposal in the proxy and whether the company has already responded or taken action to appropriately address the issue(s) raised in the proposal;

Additionally, Invesco may consider the company’s existing level of disclosure and track record on environmental and social issues or if the company already complies with relevant local laws and regulations as it relates to the issue(s) raised in the proposal; the intentions of the proponent(s) and how they impact the company’s long-term economic success; if the proposal requests greater transparency or disclosure to make an informed assessment; and whether the proposal’s requested action is unduly burdensome (scope or timeframe) or overly prescriptive.

F. Executive Compensation and Performance Alignment

Invesco supports compensation policies and equity incentive plans that promote alignment between management incentives and shareholders’ long-term interests. We pay close attention to local market practice and may apply stricter or modified criteria where appropriate.

Advisory votes on executive compensation, remuneration policy and remuneration reports: We will generally not support compensation-related proposals where more than one of the following is present:

(i)	there is an unmitigated misalignment between executive pay and company performance for at least two consecutive years;

(ii)	there are problematic compensation practices which may include, among others, incentivizing excessive risk taking or circumventing alignment between management and shareholders’ interests via repricing of underwater options;

(iii)	vesting periods for long-term incentive awards are less than three years;

(iv)	the company “front loads” equity awards;

(v)	there are inadequate risk mitigating features in the program such as clawback provisions;

(vi)	excessive, discretionary one-time equity grants are awarded to executives; and/or

(vii)	less than half of variable pay is linked to performance targets, except where prohibited by law.

Invesco will consider company reporting on pay ratios as part of our evaluation of compensation proposals, where relevant.

Equity plans: Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features which may include provisions to reprice options without shareholder approval, plans that include evergreen provisions or plans that provide for automatic accelerated vesting upon a change in control.

Employee stock purchase plans: We generally support employee stock purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock represents a reasonable discount from the market price and that the total shareholder dilution resulting from the plan is not excessive (e.g., more than 10% of outstanding shares).

Severance Arrangements: Invesco considers proposed severance arrangements (sometimes known as “golden parachute” arrangements) on a case-by-case basis due to the wide variety among their terms. Invesco acknowledges that in some cases such arrangements, if reasonable, and aligned with local market best practices, may be in shareholders’ best interests as a method of attracting and retaining high-quality executive talent.

Frequency of Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals: It is our view that shareholders should be given the opportunity to vote on executive compensation and adequately express their potential concerns. Invesco will generally vote in favor of a one-year frequency, in order to foster greater accountability, as well as to grant shareholders a timely intervention on pay practices.

Exhibit A

Harbourview Asset Management Corporation

Invesco Advisers, Inc.

Invesco Asset Management (India) Pvt. Ltd*[1]

Invesco Asset Management (Japan) Limited*[1]

Invesco Asset Management (Schweiz) AG

Invesco Asset Management Limited[1]

Invesco Asset Management Singapore Ltd

Invesco Australia Ltd

Invesco Canada Ltd.[1]

Invesco Capital Management LLC

Invesco Capital Markets, Inc.*[1]

Invesco European RR L.P

Invesco Fund Managers Limited

Invesco Hong Kong Limited

Invesco Investment Advisers LLC

Invesco Investment Management (Shanghai) Limited

Invesco Investment Management Limited

Invesco Loan Manager, LLC

Invesco Managed Accounts, LLC

Invesco Management S.A.

Invesco Overseas Investment Fund Management (Shanghai) Limited

Invesco Private Capital, Inc.

Invesco Real Estate Management S.à r.l.[1]

Invesco RR Fund L.P.

Invesco Senior Secured Management, Inc.

Invesco Taiwan Ltd*[1]

Invesco Trust Company

OppenheimerFunds, Inc.

WL Ross & Co. LLC

*	Invesco entities with specific proxy voting guidelines
1	Invesco entities with specific conflicts of interest policies

Exhibit B

The Invesco Proxy Voting Choice Program (the “Proxy Voting Choice”) is available to certain eligible clients and shareholders and provides the ability to choose from a menu of distinct voting policy options that support different voting objectives. As implemented through Invesco’s internal Proxy Voting Choice procedures, clients or shareholders that participate in Proxy Voting Choice have the option of selecting a voting policy option which directs how their proportionate shares of the eligible product are voted at corporate shareholder meetings. Invesco Proxy Voting Choice aims to facilitate greater alignment of proxy voting with eligible client/shareholder interests with respect to the products specified below.

The Proxy Voting Choice pilot program is available to shareholders of the following products:

•	Invesco S&P 100 Equal Weight ETF

J.P. MORGAN INVESTMENT MANAGEMENT INC.
SUB-ADVISORY PROXY VOTING PROCEDURES AND GUIDELINES
J.P. Morgan Investment Management Inc. (Sub-Adviser), as an investment sub-adviser to the Funds, has been granted the authority to vote the proxies of any voting securities held in each Fund’s portfolio. In voting proxies, the Sub-Adviser’s objective is to vote proxies in the best interests of its clients. To ensure that the proxies of portfolio companies are voted in the best interests of the Funds, the Fund’s Board of Trustees has adopted the Sub-Adviser’s detailed proxy voting procedures (the “Procedures”) that incorporate guidelines (“Guidelines”) for voting proxies on specific types of issues for the Funds.
The Sub-Adviser and its affiliated advisers (“JPMAM”) are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. The Sub-Adviser has adopted a separate set of Guidelines that covers the regions each of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (“EMEA”), (3) Asia (ex-Japan) and (4) Japan (each, a “Region”; collectively, the “Regions”). In addition, for each Region, the Sub-Adviser has adopted Sustainable Strategy Proxy Voting Guidelines (“Sustainable Proxy Guidelines”) for certain sustainable strategies, which may apply to certain Funds as approved by the Board of Trustees. The Sustainable Proxy Guidelines for those sustainable strategies replace certain sections of the Guidelines for each of the Regions. Proposals for securities held in the sustainable strategies that are not covered by the Sustainable Proxy Guidelines will continue to be voted in accordance with the other provisions of the applicable Guidelines for each of the Regions.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value consistent with each Fund’s objectives and strategies. As a general rule, in voting proxies of a particular security, the Sub-Adviser and its affiliated advisers will apply the Guidelines of the Region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that the Sub-Adviser and its affiliated advisers has encountered globally, based on many years of collective investment management experience.
To oversee the proxy voting process on an ongoing basis, the Sub-Adviser has established a proxy committee (“Proxy Committee”) for each global location where proxy voting decisions are made. Each Proxy Committee is composed of members and invitees including a proxy administrator (“Proxy Administrator”) and senior officers from among the investment, legal, compliance, and risk management departments. The primary functions of each Proxy Committee include: (1) reviewing and approving the Guidelines annually; (2) providing advice and recommendations on general proxy voting matters, including potential or material conflicts of interest escalated to it from time to time as well as on specific voting issues to be implemented by the Sub-Adviser; and (3) determining the independence of any third-party vendor to which it has delegated proxy voting responsibilities (such as, for example, delegation when the Sub-Adviser has identified a material conflict of interest) and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities.
The Guidelines are proprietary to the Sub-Adviser and reflect the Sub-Adviser’s views on proxy voting matters as informed by its investment experience and research over many years of proxy voting. Certain guidelines are prescriptive (“Prescribed Guidelines”) meaning they specify how the Sub-Adviser will vote a particular proxy proposal except where the Sub-Adviser, pursuant to its procedures, determines to vote in a manner contrary to its Prescribed Guidelines also known as an “Override”. Other guidelines contemplate voting on a case-by-case basis. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. Individual company facts and circumstances vary. In some cases, the Sub-Adviser may determine that, in the best interest of its clients, a particular proxy item should be voted in a manner that is not consistent with the Prescribed Guidelines. Where the Sub-Adviser chooses to vote in a manner contrary to its Prescribed Guideline or where the Proxy Administrator determines that such vote requires further escalation to certain portfolio management teams (“escalated votes”), the procedures include a review and, for certain votes, an attestation process. These processes are designed to identify actual or potential material conflicts of interest (between a Fund on the one hand, and the Fund’s Sub-Adviser or an affiliate, on the other hand), ensure that relevant personnel were not in possession of material non-public information (“MNPI”), and ensure that the proxy vote is cast in the best interests of the Fund.

In order to maintain the integrity and independence of the Sub-Adviser’s investment processes and decisions, including proxy voting decisions, and to protect the Sub-Adviser’s decisions from influences that could lead to a vote other than in the Funds’ best interests, JPMC (including the Sub-Adviser) has adopted policies and procedures that (i) address the handling of conflicts, (ii) establish information barriers, and (iii) restrict the use of MNPI. Material conflicts of interest are further avoided by voting in accordance with the Sub-Adviser’s Prescribed Guidelines. A material conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for a J.P. Morgan Fund, or when the Proxy Administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or has rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party using its own guidelines; provided, however, that the Sub-Adviser’s investment professional(s) may request an exception to this process to vote against a proposal rather than referring it to an independent third party (“Exception Request”) where the Proxy Administrator has actual knowledge indicating that a JPMorgan Chase affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. The applicable proxy committee shall review the Exception Request and shall determine whether the Sub-Adviser should vote against the proposal or whether such proxy should still be referred to an independent third party due to the potential for additional conflicts or otherwise.
Depending on the nature of the conflict, the Sub-Adviser may elect to take one or more of the following measures or other appropriate action: removing certain Sub-Adviser personnel from the proxy voting process or “walling off” personnel with knowledge of the conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Prescribed Guidelines, if any, if the application of the Prescribed Guidelines would objectively result in the casting of a proxy vote in a predetermined manner, or delegating the vote to an independent third party, in which case the proxy will be voted by the independent third party in accordance with its own determination. In the event that the portion of the Fund managed by the Sub-Adviser, in the aggregate with other funds managed by JPMIM, holds more than 25% of the outstanding voting securities of an open-end registered investment company or registered unit investment trust that is not managed by JPMIM (a “Non-J.P. Morgan Fund”), the Fund will vote its respective securities in a Non-J.P. Morgan Fund in the same proportion as the vote of all other holders of such securities.
For securities held in Funds that seek to follow the investment returns of an underlying index, the Sub-Adviser may abstain from voting if it determines that casting a vote would not have a material effect on the value of the Fund’s investments based on the size of the Fund’s holdings, its ownership in the issuer, and/or its consideration of the importance of the proxy vote.
The following summarizes some of the more noteworthy types of proxy voting policies of the North America Guidelines:

•
The Sub-Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) adopt or renew a poison pill without shareholder approval; (c) are affiliated outside directors who serve on audit, compensation or nominating committees or are affiliated outside directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent except, in the case of controlled companies, vote for non-independent directors who serve on committees other than the audit committee; or (f) are CEOs of publicly-traded companies who serve on more than two public boards (besides his or her own board) or for all other directors who serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Sub-Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company’s internal controls. Votes generally are also withheld from directors when there is a demonstrated history of poor performance or inadequate risk oversight or when the board adopts changes to the company’s governing documents without shareholder approval if the changes materially diminish shareholder rights. Votes generally will be withheld from board chair, lead independent directors, or governance committee chairs of publicly traded companies where employees have departed for significant violation of code of conduct without claw back of compensation. In addition, the Sub-Adviser generally votes against the chair of the nominating committee if one or more directors remain on the board after having received less than majority of votes cast in the prior election.

•	The Sub-Adviser generally votes for board declassification proposals and against board classification proposals.

•	The Sub-Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Sub-Adviser votes against proposals for a super-majority vote to approve a merger.

•
The Sub-Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•
The Sub-Adviser considers vote proposals with respect to stock-based incentive plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies.

•
The Sub-Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.

•
The Sub-Adviser generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, the Sub-Adviser votes on a case by case basis.

•
The Sub-Adviser supports board refreshment, independence, and a diverse skill set for directors as an important part of contributing to long-term shareholder value. The Sub-Adviser generally supports investee companies’ consideration of equal employment opportunity and inclusiveness in their general recruitment policies as the Sub-Adviser believes such diversity contributes to the effectiveness of boards and further development of sound governance and risk oversight. The Sub-Adviser supports investee companies’ disclosure of gender, racial and ethnic composition of the board so that the Sub-Adviser can include that information as one of the many data points used in its holistic assessment of the companies. As with all proxy votes, the Sub-Adviser seeks to vote in each Fund’s best interests to enhance long-term shareholder value.

•
The Sub-Adviser will generally vote against a plan and/or withhold its vote from members of the compensation committee when there is a disconnect between the chief executive officer’s pay and performance (an increase in pay and a decrease in performance). The Sub-Adviser reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer’s previous year’s proposal received a low level of support.

The following summarizes some of the more noteworthy types of proxy voting policies of Section 12 Social and Environmental Issues from the North America Guidelines:

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The Sub-Adviser generally encourages a level of reporting on environmental matters that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. In general, the Sub-Adviser supports management disclosure practices that are overall consistent with the goals and objective expressed above. Proposals with respect to companies that have been involved in controversies, fines or litigation are expected to be subject to heightened review and consideration.

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In evaluating how to vote environmental proposals, key considerations may include, but are not limited to, issuer considerations such as asset profile of the company, including whether it is exposed to potentially declining demand for the company’s products or services due to environmental considerations; cash deployments; cost structure of the company, including its position on the cost curve, expected impact of future carbon tax and exposure to high fixed operating costs; corporate behavior of the company; demonstrated capabilities of the company, its strategic planning process, and past performance; current level of disclosure of the company and consistency of disclosure across its industry; and whether the company incorporates environmental or social issues in a risk assessment or risk reporting framework. The Sub-Adviser may also consider whether adoption of the proposal would inform and educate shareholders; have companies that adopted the proposal provided insightful and meaningful information that would allow shareholders to evaluate the long-term risks and performance of the company; does the proposal require disclosure that is already addressed by existing and proposed mandated regulatory requirements or formal guidance at the local, state, or national level or the company’s existing disclosure practices; and does the proposal create the potential for unintended consequences such as a competitive disadvantage.

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The Sub-Adviser votes against the chair of the committee responsible for providing oversight of environmental matters and/or risk where the Sub-Adviser believes the company is lagging peers in terms of disclosure, business practices or targets. The Sub-Adviser also votes against committee members, lead independent director and/or board chair for companies that have lagged over several years.

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With regard to social issues, among other factors, the Sub-Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

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The Sub-Adviser expects boards to provide oversight of human capital management which includes the company management of its workforce, use of full time versus part time employees, workforce cost, employee engagement and turnover, talent development, retention and training, compliance record and health and safety. As an engaged and diverse employee base is integral to a company’s ability to innovate, respond to a diverse customer base and engage with diverse communities and deliver shareholder returns, the Sub-Adviser will generally support shareholder resolutions seeking the company to disclose data on workforce demographics, and release of EEO-1 or comparable data where such disclosure is deemed by the Sub-Adviser as inadequate.

Non-U.S. Guidelines. The following summarizes some of the more noteworthy types of proxy voting policies of the EMEA, Asia (Ex-Japan) and Japan Guidelines (collectively, “Non-U.S. Guidelines”):

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Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for the Sub-Adviser to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to the Sub-Adviser in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.

•
Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. The Sub-Adviser also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund’s best interests to intentionally refrain from voting in certain overseas markets from time to time.

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The Non-U.S. Guidelines reflect the applicable Region’s corporate governance or stewardship codes with respect to corporate governance and proxy voting. For example, JPMAM is a signatory to the UK Stewardship Code 2020 and believes that its existing stewardship policies meet the standards required under the Code. Additionally, for example, the EMEA Guidelines for UK companies are based on the revised UK Corporate Governance Code. If a portfolio company chooses to deviate from the provisions of the UK Corporate Governance Code, the Sub-Adviser takes the company’s explanation into account as appropriate, based on the Sub-Adviser’s overall assessment of the standards of corporate governance evidenced at the company. For Continental European markets, the Sub-Adviser expects companies to comply with local Corporate Governance Codes, where they exist. In markets where a comparable standard does not exist, the Sub-Adviser uses the EMEA Guidelines as the primary basis for voting, while taking local market practice into consideration where applicable. The Japan Guidelines reflect the 2020 revisions to the Japanese Stewardship Code. Likewise, the Asia (Ex-Japan) Guidelines endorse the stewardship principles promoted by different regulators and industry bodies in the region including the Singapore Stewardship Principles for Responsible Investors supported by Monetary Authority of Singapore and Singapore Exchange, the Principles for Responsible Ownership issued by the Securities and Futures Commission in Hong Kong, and the Principles of Internal Governance and Asset Stewardship issued by the Financial Services Council of Australia.

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Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, the Sub-Adviser pays particular attention to management’s arguments for promoting the prospective change.

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The Non-U.S. Guidelines encourage transparency and disclosure with respect to remuneration reporting as well as processes and policies designed to align compensation with the long-term performance of portfolio companies.

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In particular, the EMEA Guidelines indicate that the remuneration policy as it relates to senior management should ideally be presented to shareholders for approval with such votes normally occurring every third year. In addition, the EMEA Guidelines describe information that the Sub-Adviser expects to be included in remuneration reports including disclosure on amounts paid to executives, alignment between company performance and pay out to executives, disclosure of, among other things, variable incentive targets, levels of achievement and performance awards, information on the ratio of CEO pay to median employee pay.

•
With respect to the Japan Guidelines, the voting decision will be made taking into account matters such as recent trends in the company’s earnings and performance, with the expectation that companies will have a remuneration system comprised of a reasonable mix of fixed and variable (based on short term and medium to long term incentives) compensation. Such Guidelines also support the introduction of clawback clauses in order to prevent excessive risk taking which can negatively impact shareholder value and excessive pay.

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Where shareholders are able to exercise a binding vote on remuneration policies, the Asia (Ex-Japan) Guidelines reflect the Sub-Adviser’s belief that such polices should stand the test of time. The Asia (Ex-Japan) Guidelines further encourage companies to provide information on the ratio of CEO pay to median employee pay and to explain the reasons for changes to the ratio as it unfolds year by year. The Asia (Ex-Japan) Guidelines also highlight information that companies should have with regard to gender pay gaps and indicate how this issue is being addressed.

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The Sub-Adviser is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, under the EMEA Guidelines, the Sub-Adviser will generally vote to encourage the gradual phasing out of tiered board structures, in favor of a unitary board structure. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, the Non-U.S. Guidelines do not mandate a unitary board structure and local market practice will always be taken into account.

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The Sub-Adviser will use its voting powers to encourage appropriate levels of board independence and diversity as an important part of contributing to long-term shareholder value, taking into account local market practice.

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The EMEA Guidelines indicate that the Sub-Adviser expects boards to have a strategy to improve female representation in particular. The EMEA Guidelines generally support the target of one-third of board positions being held by women, as recommended by the UK Government’s Women on Boards Report, the Davies Review and the FTSE Women Leaders Review (formerly the Hampton-Alexander Review).

•
The Japan Guidelines include provisions on board diversity and indicate that the Sub-Adviser believes directors with diverse backgrounds should make up a majority of a board over time. The Japan Guidelines provide that the current policy is to vote against the election of the representative directors, such as the president of the company, if there is only one or no female directors (at least 30% gender diversity before 2030).

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The Asia ex Japan Guidelines reflect, as a minimum standard for all Asia ex Japan markets, that JPMAM would expect no single-gender boards and that such boards would have 25% gender diverse representation, with 30% gender diverse representation or such higher amounts as reflected by local market practice before 2030.

•	The Sub-Adviser will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

•
The Sub-Adviser will vote in favor of increases in capital which enhance a company’s long-term prospects. The Sub-Adviser will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, the Sub-Adviser will vote against increases in capital which would allow the company to adopt “poison pill” takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.

•
The Sub-Adviser will vote in favor of proposals which will enhance a company’s long-term prospects. The Sub-Adviser will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.

•	The Sub-Adviser will generally vote against anti-takeover devices.

•
The Sub-Adviser considers social or environmental issues on a case-by-case basis under the Non-U.S. Guidelines, keeping in mind at all times the best economic interests of its clients. With respect to environmental proposals, the Non-U.S. Guidelines indicate that good corporate governance policies should consider the impact of company operations on the environment and the costs of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. The Non-U.S. Guidelines further encourage a level of environmental reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides meaningful information to enable shareholders to evaluate the impact of the company’s environmental policies and practices on its financial performance. With regard to social issues, among other factors, the Sub-Adviser considers the company’s labor practices, supply chain, how the company supports and monitors those issues, what types of disclosure the company and its peers currently provide, and whether the proposal would result in a competitive disadvantage for the company.

North America and Non-U.S. Guidelines. The following describes certain elements that are common to the North America and Non-U.S. Guidelines:

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The North America and Non-U.S. Guidelines note that, in certain markets, by-law changes have taken place to allow a company to hold virtual or hybrid general shareholder meetings and reflect that general shareholder meetings should be fair, constructive and foster dialogue between company management and shareholders. In principle, the Sub-Adviser is supportive of proposals allowing shareholder meetings to be convened by electronic means so long as the flexibility in the format of the meetings contributes to enhancing access to the meetings and where shareholder participation rights are protected, regardless of whether physical or virtual.

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The North America and Non-U.S. Guidelines include climate risk guidelines due to the Sub-Adviser’s view that climate change has become a material risk to the strategy and financial performance of many companies. The Sub-Adviser may vote against directors of companies, that, in the Sub-Adviser’s opinion, face material climate-related transition or asset risks, where such disclosures are not available or where the Sub-Adviser believes such disclosures are not meaningful. To provide shareholders with meaningful disclosures on how the company is addressing risks related to climate change, the Sub-Adviser encourages disclosure aligned with the reporting framework developed by the Task Force on Climate related Financial Disclosures (“TCFD”). In addition, for companies in industries where the Sub-Adviser believes climate change risks pose material financial risks, the Sub-Adviser encourages more comprehensive reporting including scenario analysis to help under the resilience of a company’s strategy and disclosures of Scope 1 and 2 greenhouse gases (“GHG”) emission targets, where decarbonization of a company’s operations and purchased energy has been identified by the company as a key part of a company’s strategy to manage climate change risks. In addition, for companies who have chosen to set long-term net zero targets, the Sub-Adviser encourages the company to make disclosures including scope of emissions included in such targets in order to allow the Sub-Adviser to evaluate the long-term credibility of transition plans. The Sub-Adviser may vote for shareholder resolutions requesting information where disclosure is unavailable or not meaningful.

Securities Lending
Proxies for securities that are out on loan normally cannot be voted, as title passes to the borrower of the securities. The Sub-Adviser is not involved in a Fund’s securities lending arrangements as it is not a party to a securities lending agreement involving the Fund and does not make the decision to lend a Fund’s securities. As a result, to the extent that a Fund engages in securities lending, the Sub-Adviser’s will not recall securities of the Fund on loan.

LOOMIS, SAYLES & COMPANY, L.P.
PROXY VOTING POLICIES AND PROCEDURES
March 24, 2022
1. GENERAL
A. Introduction.
Loomis, Sayles & Company, L.P. (“Loomis Sayles”) will vote proxies of the securities held in its clients’ portfolios on behalf of each client that has delegated proxy voting authority to Loomis Sayles as investment adviser. Loomis Sayles has adopted and implemented these policies and procedures (“Proxy Voting Procedures”) to ensure that, where it has voting authority, proxy matters are handled in the best interests of clients, in accordance with Loomis Sayles’ fiduciary duty, and all applicable law and regulations. The Proxy Voting Procedures, as implemented by the Loomis Sayles Proxy Committee (as described below), are intended to support good corporate governance, including those corporate practices that address environmental and social issues (“ESG Matters”), in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
Loomis Sayles uses the services of third parties (each a “Proxy Voting Service” and collectively the “Proxy Voting Services”), to provide research, analysis and voting recommendations and to administer the process of voting proxies for those clients for which Loomis Sayles has voting authority. Any reference in these Proxy Voting Procedures to a “Proxy Voting Service” is a reference either to the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles or to the Proxy Voting Service that administers the process of voting proxies for Loomis Sayles or to both, as the context may require. Loomis Sayles will generally follow its express policy with input from the Proxy Voting Service that provides research, analysis and voting recommendations to Loomis Sayles unless the Proxy Committee determines that the client’s best interests are served by voting otherwise.
B.    General Guidelines.
The following guidelines will apply when voting proxies on behalf of accounts for which Loomis Sayles has voting authority.

1. Client’s Best Interests. The Proxy Voting Procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are conducted in the best interests of clients. When considering the best interests of clients, Loomis Sayles has determined that this means the best investment interest of its clients as shareholders of the issuer. To protect its clients’ best interests, Loomis Sayles has integrated the consideration of ESG Matters into its investment process. The Proxy Voting Procedures are intended to reflect the impact of these factors in cases where they are material to the growth and sustainability of an issuer. Loomis Sayles has established its Proxy Voting Procedures to assist it in making its proxy voting decisions with a view toward enhancing the value of its clients’ interests in an issuer over the period during which it expects its clients to hold their investments. Loomis Sayles will vote against proposals that it believes could adversely impact the current or future market value of the issuer’s securities during the expected holding period. Loomis Sayles also believes that protecting the best interests of clients requires the consideration of potential material impacts of proxy proposals associated with ESG Matters.

For the avoidance of doubt, and notwithstanding any other provisions of these Proxy Voting Procedures, in all instances in which Loomis Sayles votes proxies on behalf of clients that are employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Loomis Sayles (a) will act solely in accordance with the economic interest of the plan and its participants and beneficiaries, and (b) will not subordinate the interests of the participants and beneficiaries in their retirement income or financial benefits under the plan to any other objective, or promote benefits or goals unrelated to those financial interests of the plan’s participants and beneficiaries.

2. Client Proxy Voting Policies. Rather than delegating proxy voting authority to Loomis Sayles, a client may (a) retain the authority to vote proxies on securities in its account; (b) delegate voting authority to another party; or (c)

instruct Loomis Sayles to vote proxies according to a policy that differs from the Proxy Voting Procedures. Loomis Sayles will honor any of these instructions if the instruction is agreed to in writing by Loomis Sayles in its investment management agreement with the client. If Loomis Sayles incurs additional costs or expenses in following any such instruction, it may request payment for such additional costs or expenses from the client.

3. Stated Policies. In the interest of consistency in voting proxies on behalf of its clients where appropriate, Loomis Sayles has adopted policies that identify issues where Loomis Sayles will (a) generally vote in favor of a proposal; (b) generally vote against a proposal; (c) generally vote as recommended by the Proxy Voting Service; and (d) specifically consider its vote for or against a proposal. However, these policies are guidelines and each vote may be cast differently than the stated policy, taking into consideration all relevant facts and circumstances at the time of the vote. In certain cases where the recommendation of the Proxy Voting Service and the recommendation of the issuer’s management are the same, the vote will generally be cast as recommended and will not be reviewed on a case-by-case basis by the Proxy Committee. In cases where the portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities recommends a vote, the proposal(s) will be voted according to these recommendations after a review for any potential conflicts of interest is conducted and will not be reviewed on a case-by-case basis by the Proxy Committee. There may be situations where Loomis Sayles casts split votes despite the stated policies. For example, Loomis Sayles may cast a split vote when different clients may be invested in strategies with different investment objectives, or when different clients may have different economic interests in the outcome of a particular proposal. Loomis Sayles also may cast a split vote on a particular proposal when its investment teams have differing views regarding the impact of the proposal on their clients’ investment interests.

4. Abstentions and Other Exceptions. Loomis Sayles’ general policy is to vote rather than abstain from voting on issues presented, unless the Proxy Committee determines, pursuant to its best judgment, that the client’s best interests require abstention. However, in the following circumstances Loomis Sayles may not vote a client’s proxy:

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The Proxy Committee has concluded that voting would have no meaningful, identifiable economic benefit to the client as a shareholder, such as when the security is no longer held in the client’s portfolio or when the value of the portfolio holding is insignificant.

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The Proxy Committee has concluded that the costs of or disadvantages resulting from voting outweigh the economic benefits of voting. For example, in some non- US jurisdictions, the sale of securities voted may be legally or practically prohibited or subject to some restrictions for some period of time, usually between the record and meeting dates (“share blocking”). Loomis Sayles believes that the loss of investment flexibility resulting from share blocking generally outweighs the benefit to be gained by voting. Information about share blocking is often incomplete or contradictory. Loomis Sayles relies on the client’s custodian and on its Proxy Voting Service to identify share blocking jurisdictions. To the extent such information is wrong, Loomis Sayles could fail to vote shares that could have been voted without loss of investment flexibility, or could vote shares and then be prevented from engaging in a potentially beneficial portfolio transaction.

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Administrative requirements for voting proxies in certain foreign jurisdictions (which may be imposed a single time or may be periodic), such as providing a power of attorney to the client’s local sub-custodian, cannot be fulfilled due to timing of the requirement, or the costs required to fulfill the administrative requirements appear to outweigh the benefits to the client of voting the proxy.

•
The client, as of the record date, has loaned the securities to which the proxy relates and Loomis Sayles has concluded that it is not in the best interest of the client to recall the loan or is unable to recall the loan in order to vote the securities.[1]

•	The client so directs Loomis Sayles.

1	Loomis Sayles does not engage in securities lending. However, some clients do opt to lend securities, availing themselves of their custodians’ services.

The Proxy Committee will generally vote against, rather than abstain from voting on, ballot issues where the issuer does not provide sufficient information to make an informed decision. In addition, there may be instances where Loomis Sayles is not able to vote proxies on a client’s behalf, such as when ballot delivery instructions have not been processed by a client’s custodian, when the Proxy Voting Service has not received a ballot for a client’s account (e.g., in cases where the client’s shares have been loaned to a third party), when proxy materials are not available in English, and under other circumstances beyond Loomis Sayles’ control.

5. Oversight. All issues presented for shareholder vote are subject to the oversight of the Proxy Committee, either directly or by application of this policy. All non-routine issues will generally be considered directly by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security, and will be voted in the best investment interests of the client. All routine “for” and “against” issues will be voted according to this policy unless special factors require that they be considered by the Proxy Committee and, when necessary, the investment professionals responsible for an account holding the security.

6. Availability of Procedures. Loomis Sayles publishes these Proxy Voting Procedures, as updated from time to time, on its public website, www.loomissayles.com, and includes a description of its Proxy Voting Procedures in Part 2A of its Form ADV. Upon request, Loomis Sayles also provides clients with a copy of its Proxy Voting Procedures.

7. Disclosure of Vote. Loomis Sayles makes certain disclosures regarding its voting of proxies in the aggregate (not specific as to clients) on its website, www.loomissayles.com. For mutual funds that it manages, Loomis Sayles is required by law to make certain disclosures regarding its voting of proxies annually. This information is also available on the Loomis Sayles website. Additionally, Loomis Sayles will, upon request by a client, provide information about how each proxy was voted with respect to the securities in that client’s account. Loomis Sayles’ policy is not to disclose a client’s proxy voting records to third parties except as required by applicable law and regulations.

C.    Proxy Committee.

1. Proxy Committee. Loomis Sayles has established a Proxy Committee. The Proxy Committee is composed of senior representatives from firm investment teams and members of the Legal and Compliance Department, and other employees of Loomis Sayles as needed. In the event that any member is unable to participate in a meeting of the Proxy Committee, he or she may designate another individual to act on his or her behalf. A vacancy in the Proxy Committee is filled by the prior member’s successor in position at Loomis Sayles or a person of equivalent experience. Each portfolio manager of an account that holds voting securities of an issuer or the analyst covering the issuer or its securities may be an ad hoc member of the Proxy Committee in connection with voting proxies of that issuer. Voting determinations made by the Proxy Committee generally will be memorialized electronically (e.g., by email).

2. Duties. The Proxy Committee’s specific responsibilities include the following:

a.	developing, authorizing, implementing and updating the Proxy Voting Procedures, including:

(i)	annually reviewing the Proxy Voting Procedures to ensure consistency with internal policies and regulatory agency policies, including determining the continuing adequacy of the Proxy Voting Procedures to confirm that they have been formulated reasonably and implemented effectively, including whether they continue to be reasonably designed to ensure that proxy votes are cast in clients’ best interest,

(ii)	annually reviewing existing voting guidelines and developing of additional voting guidelines to assist in the review of proxy proposals, and

(iii)	annually reviewing the proxy voting process and addressing any general issues that relate to proxy voting;

b.	overseeing the proxy voting process, including:

(i)	overseeing the vote on proposals according to the predetermined policies in the voting guidelines,

(ii)	directing the vote on proposals where there is reason not to vote according to the predetermined policies in the voting guidelines or where proposals require special consideration,

(iii)	consulting with the portfolio managers and analysts for the accounts holding the security when necessary or appropriate, and

(iv)	periodically sampling or engaging an outside party to sample proxy votes to ensure they comply with the Proxy Voting Procedures and are cast in accordance with the clients’ best interests;

c.	engaging and overseeing third-party vendors that materially assist Loomis Sayles with respect to proxy voting, such as the Proxy Voting Services, including:

(i)	determining and periodically reassessing whether, as relevant, the Proxy Voting Service has the capacity and competency to adequately analyze proxy issues by considering:

(a)	the adequacy and quality of the Proxy Voting Service’s staffing, personnel and technology,

(b)	whether the Proxy Voting Service has adequately disclosed its methodologies in formulating voting recommendations, such that Loomis Sayles can understand the factors underlying the Proxy Voting Service’s voting recommendations,

(c)	the robustness of the Proxy Voting Service’s policies and procedures regarding its ability to ensure that its recommendations are based on current, materially complete and accurate information, and

(d)	the Proxy Voting Service’s policies and procedures regarding how it identifies and addresses conflicts of interest, including whether the Proxy Voting Service’s policies and procedures provide for adequate disclosure of its actual and potential conflicts of interest with respect to the services it provides to Loomis Sayles.

(ii)	providing ongoing oversight of the Proxy Voting Services to ensure that proxies continue to be voted in the best interests of clients and in accordance with these Proxy Voting Procedures and the determinations and directions of the Proxy Committee,

(iii)	receiving and reviewing updates from the Proxy Voting Services regarding relevant business changes or changes to the Proxy Voting Services’ conflict policies and procedures, and

(iv)	in the event that the Proxy Committee becomes aware that a recommendation of the Proxy Voting Service was based on a material factual error (including materially inaccurate or incomplete information): investigating the error, considering the nature of the error and the related recommendation, and determining whether the Proxy Voting Service has taken reasonable steps to reduce the likelihood of similar errors in the future; and

d.	further developing and/or modifying these Proxy Voting Procedures as otherwise appropriate or necessary.

3. Standards.

a.	When determining the vote of any proposal for which it has responsibility, the Proxy Committee shall vote in the client’s best interests as described in section 1(B)(1) above. In the event a client believes that its other interests require a different vote, Loomis Sayles shall vote as the client instructs if the instructions are provided as required in section 1(B)(2) above.

b.	When determining the vote on any proposal, the Proxy Committee shall not consider any benefit to Loomis Sayles, any of its affiliates, any of its or their clients or service providers, other than benefits to the owner of the securities to be voted.

c.	If Loomis Sayles becomes aware of additional information relevant to the voting of a shareholder meeting after a vote has been entered but before the applicable voting deadline has passed, it will consider whether or not such information impacts the vote determination entered, and if necessary, use reasonable efforts to change the vote instruction.

D.    Conflicts of Interest.
Loomis Sayles has established policies and procedures to ensure that proxy votes are voted in its clients’ best interests and are not affected by any possible conflicts of interest. First, except in certain limited instances, Loomis Sayles votes in accordance with its pre- determined policies set forth in these Proxy Voting Procedures. Second, where these Proxy Voting Procedures allow for discretion, Loomis Sayles will generally consider the recommendations of the Proxy Voting Service in making its voting decisions. However, if the Proxy Committee determines that the Proxy Voting Service’s recommendation is not in the best interests of the firm’s clients, then the Proxy Committee may use its discretion to vote against the Proxy Voting Service’s recommendation, but only after taking the following steps: (1) conducting a review for any material conflict of interest Loomis Sayles may have, and (2) if any material conflict is found to exist, excluding anyone at Loomis Sayles who is subject to that conflict of interest from participating in the voting decision in any way. However, if deemed necessary or appropriate by the Proxy Committee after full disclosure of any conflict, that person may provide information, opinions or recommendations on any proposal to the Proxy Committee. In such event, prior to directing any vote, the Proxy Committee will make reasonable efforts to obtain and consider information, opinions and recommendations from or about the opposing position.
E.    Recordkeeping.
Loomis Sayles or the Proxy Voting Service will maintain records of proxies voted pursuant to Rule 204-2 under the Advisers Act. The records include: (1) a copy of its Proxy Voting Procedures; (2) proxy statements received regarding client securities; (3) a record of each vote cast; (4) a copy of any document created by Loomis Sayles that is material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) each written client request for proxy voting records and Loomis Sayles’ written response to any (written or oral) client request for such records.
Proxy voting books and records are maintained in an easily accessible place for a period of five years, the first two in an appropriate office of Loomis Sayles.
2.    PROXY VOTING
A.    Introduction.
Loomis Sayles has established certain specific guidelines intended to achieve the objective of the Proxy Voting Procedures: to support good corporate governance, including ESG Matters, in all cases with the objective of protecting shareholder interests and maximizing shareholder value.
B.    Board of Directors
Loomis Sayles believes that an issuer’s independent, qualified board of directors is the foundation of good corporate governance. Loomis Sayles supports proxy proposals that reflect the prudent exercise of the board’s obligation to provide leadership and guidance to management in fulfilling its obligations to its shareholders. As an example, it may be prudent not to disqualify a director from serving on a board if they participated in affiliated transactions if all measures of independence and good corporate governance were met.
Annual Election of Directors: Vote for proposals to repeal classified boards and to elect all directors annually.
Chairman and CEO are Separate Positions: Vote for proposals that require the positions of chairman and CEO to be held by different persons.
Director and Officer Indemnification and Liability Protection:

A.	Vote against proposals concerning director and officer indemnification and liability protection that limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care, or that would expand coverage beyond legal expenses to acts such as gross negligence that are more serious violations of fiduciary obligations than mere carelessness.

B.	Vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if (i) the director or officer was found to have acted in good faith and in a manner that the director or officer reasonably believed was in the best interests of the company, and (ii) if the director’s or officer’s legal expenses only would be covered.

Director Nominees in Contested Elections: Votes in a contested election of directors or a “vote no” campaign must be evaluated on a case-by-case basis, considering the following factors: (1) long-term financial performance of the issuer relative to its industry; management’s track record; (2) background to the proxy contest; qualifications of director nominees (both slates); (3) evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and (4) stock ownership positions.

Director Nominees in Uncontested Elections:

A.	Vote for proposals involving routine matters such as election of directors, provided that at least two-thirds of the directors would be independent, as determined by the Proxy Voting Service, and affiliated or inside nominees do not serve on any key board committee, defined as the Audit, Compensation, Nominating and/or Governance Committees.

B.	Vote against nominees that are CFOs of the subject company. Generally, vote against nominees that the Proxy Voting Service has identified as not acting in the best interests of shareholders (e.g., due to over-boarding, risk management failures, a lack of diversity, etc.). Vote against nominees that have attended less than 75% of board and committee meetings, unless a reasonable cause (e.g., health or family emergency) for the absence is noted and accepted by the Proxy Voting Service and the board. Vote against affiliated or inside nominees who serve on a key board committee (as defined above). Vote against affiliated and inside nominees if less than two-thirds of the board would be independent. Vote against Governance or Nominating Committee members if both the following are true: a) there is no independent lead or presiding director; and b) the position of CEO and chairman are not held by separate individuals. Generally, vote against Audit Committee members if auditor ratification is not proposed, except in cases involving: (i) investment company board members, who are not required to submit auditor ratification for shareholder approval pursuant to Investment Company Act of 1940 rules; or (ii) any other issuer that is not required by law or regulation to submit a proposal ratifying the auditor selection. Vote against Compensation Committee members when Loomis Sayles or the Proxy Voting Service recommends a vote against the issuer’s “say on pay” advisory vote.

C.	Generally, vote against all members of a board committee and not just the chairman or a representative thereof in situations where the Proxy Voting Service finds that the board committee has not acted in the best interests of shareholders.

D.	Vote as recommended by the Proxy Voting Service when directors are being elected as a slate and not individually.

E.	When electing directors for any foreign-domiciled issuer to which the Proxy Voting Service believes it is reasonable to apply U.S. governance standards, we generally will vote in accordance with our policies set forth in (A) through (D) above. When electing directors for any other foreign-domiciled issuers, a recommendation of the Proxy Voting Service will generally be followed in lieu of the above stipulations.

Independent Audit, Compensation and Nominating and/or Governance Committees: Vote for proposals requesting that the board Audit, Compensation and/or Nominating and/or Governance Committees include independent directors exclusively.
Independent Board Chairman:

A.	Vote for shareholder proposals that generally request the board to adopt a policy requiring its chairman to be “independent” (based on some reasonable definition of that term) with respect to any issuer whose enterprise value is, according to the Proxy Voting Service, greater than or equal to $10 billion.

B.	Vote such proposals on a case-by-case basis when, according to the Proxy Voting Service, the issuer’s enterprise value is less than $10 billion.

Multiple Directorships: Generally vote against a director nominee who serves as an executive officer of any public company while serving on more than two total public company boards, and any other director nominee who serves on more than five total public company boards unless a convincing argument to vote for that nominee is made by the Proxy Voting Service, in which case, the recommendation of the Proxy Voting Service will generally be followed.
Staggered Director Elections: Vote against proposals to classify or stagger the board.
Stock Ownership Requirements: Generally vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.
Term of Office: Vote against shareholder proposals to limit the tenure of outside directors.

C.    Ratification of Auditor
Loomis Sayles generally supports proposals for the selection or ratification of independent auditors, subject to consideration of various factors such as independence and reasonableness of fees.

A.	Generally vote for proposals to ratify auditors.

B.	Vote against ratification of auditors where an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

C.	In general, if non-audit fees amount to 35% or more of total fees paid to a company’s auditor we will vote against ratification and against the members of the Audit Committee unless the Proxy Voting Service states that the fees were disclosed and determined to be reasonable. In such instances, the recommendation of the Proxy Voting service will generally be followed.

D.	Vote against ratification of auditors and vote against members of the Audit Committee where it is known that an auditor has negotiated an alternative dispute resolution procedure.

E.	Vote against ratification of auditors if the Proxy Voting Service indicates that a vote for the ratification of auditors it is not in the best long term interest of shareholders.

D.    Remuneration and Benefits
Loomis Sayles believes that an issuer’s compensation and benefit plans must be designed to ensure the alignment of executives’ and employees’ interests with those of its shareholders.
401(k) Employee Benefit Plans: Vote for proposals to implement a 401(k) savings plan for employees.
Compensation Plans: Proposals with respect to compensation plans generally will be voted as recommended by the Proxy Voting Service.
Compensation in the Event of a Change in Control: Votes on proposals regarding executive compensation in the event of a change in control of the issuer will be considered on a case-by-case basis.
Director Related Compensation: Vote proposals relating to director compensation, that are required by and comply with applicable laws (domestic or foreign) or listing requirements governing the issuer, as recommended by the Proxy Voting Service.
Employee Stock Ownership Plans (“ESOPs”): Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares), in which case the recommendation of the Proxy Voting Service will generally be followed.
Golden Coffins: Review on a case-by-case basis all proposals relating to the obligation of an issuer to provide remuneration or awards to survivors of executives payable upon such executive’s death.
Golden and Tin Parachutes:

A.	Vote for shareholder proposals to have golden (top management) and tin (all employees) parachutes submitted for shareholder ratification.

B.	Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

OBRA (Omnibus Budget Reconciliation Act)-Related Compensation Proposals:

A.	Vote for proposals to amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of OBRA.

B.	Vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

C.	Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA.

D.	Votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) should be evaluated on a case-by-case basis.

Shareholder Proposals to Limit Executive and Director Pay Including Executive Compensation Advisory Resolutions (“Say on Pay”):

A.	Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

B.	Review on a case-by-case basis (1) all shareholder proposals that seek to limit executive and director pay and (2) all advisory resolutions on executive pay other than shareholder resolutions to permit such advisory resolutions.

C.	Vote against proposals to link all executive or director variable compensation to performance goals.

D.	Vote for an annual review of executive compensation.

E.	Non-binding advisory votes on executive compensation will be voted as recommended by the Proxy Voting Service.

F.	For foreign domiciled issuers where a non-binding advisory vote on executive compensation is proposed concurrently with a binding vote on executive compensation, and the recommendation of the Proxy Voting Service is the same for each proposal, a vote will be entered as recommended by the Proxy Voting Service.

Share Retention by Executives: Generally vote against shareholder proposals requiring executives to retain shares of the issuer for fixed periods unless the board and the Proxy Voting Service recommend voting in favor of the proposal.
Stock Option Plans: A recommendation of the Proxy Voting Service will generally be followed using the following as a guide:

A.	Vote against stock option plans which expressly permit repricing of underwater options.

B.	Vote against proposals to make all stock options performance based.

C.	Vote against stock option plans that could result in an earnings dilution above the company specific cap considered by the Proxy Voting Service.

D.	Vote for proposals that request expensing of stock options.

E.    Capital Structure Management Issues
Adjustments to Par Value of Common Stock: Vote for management proposals to reduce the par value of common stock.
Authority to Issue Shares: Vote for proposals by boards to authorize the issuance of shares (with or without preemptive rights) to the extent the size of the proposed issuance in proportion to the issuer’s issued ordinary share capital is consistent with industry standards and the recommendations of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Blank Check Preferred Authorization:

A.	Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense or carry superior voting rights, and expressly states conversion, dividend, distribution and other rights.

B.	Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

C.	Review proposals to increase the number of authorized blank check preferred shares on a case-by-case basis.

Common Stock Authorization: Vote against proposed common stock authorizations that increase the existing authorization by more than 100% unless a clear need for the excess shares is presented by the company. A recommendation of the Proxy Voting Service will generally be followed.

Greenshoe Options (French issuers only): Vote for proposals by boards of French issuers in favor of greenshoe options that grant the issuer the flexibility to increase an over-subscribed securities issuance by up to 15% so long as such increase takes place on the same terms and within thirty days of the initial issuance, provided that the recommendation of the issuer’s board and the Proxy Voting Service are in agreement. Proposals that do not meet the above criteria will be reviewed on a case-by-case basis.
Reverse Stock Splits: Vote for management proposals to reduce the number of outstanding shares available through a reverse stock split.
Share Cancellation Programs: Vote for management proposals to reduce share capital by means of cancelling outstanding shares held in the issuer’s treasury.
Share Repurchase Programs: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
Stock Distributions, Splits and Dividends: Generally vote for management proposals to increase common share authorization, provided that the increase in authorized shares following the split or dividend is not greater than 100 percent of existing authorized shares.
F.    Mergers, Asset Sales and Other Special Transactions
Proposals for transactions that have the potential to affect the ownership interests and/or voting rights of the issuer’s shareholders, such as mergers, asset sales and corporate or debt restructuring, will be considered on a case-by-case basis, based on (1) whether the best economic result is being created for shareholders, (2) what changes in corporate governance will occur, (3) what impact they will have on shareholder rights, (4) whether the proposed transaction has strategic merit for the issuer, and (5) other factors as noted in each section below, if any.
Asset Sales: Votes on asset sales will be determined on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of inefficiencies.
Conversion of Debt Instruments: Votes on the conversion of debt instruments will be considered on a case-by-case basis after the recommendation of the relevant Loomis Sayles equity or fixed income analyst is obtained.
Corporate Restructuring: Votes on corporate restructuring proposals, including minority squeeze-outs, leveraged buyouts, spin-offs, liquidations, and asset sales will be considered on a case-by-case basis.
Debt Restructurings: Review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan. Consider the following issues:

A.	Dilution — How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

B.	Change in Control — Will the transaction result in a change in control of the company?

C.	Bankruptcy — Loomis Sayles’ Corporate Actions Department is responsible for consents related to bankruptcies and debt holder consents related to restructurings.

D.	Potential Conflicts of Interest — For example, clients may own securities at different levels of the capital structure; in such cases, Loomis Sayles will exercise voting or consent rights for each such client based on that client’s best interests, which may differ from the interests of other clients.

Delisting a Security: Proposals to delist a security from an exchange will be evaluated on a case-by-case basis.
Fair Price Provisions:

A.	Vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

B.	Vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

Greenmail:

A.	Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

B.	Review anti-greenmail proposals on a case-by-case basis when they are bundled with other charter or bylaw amendments.

C.	Vote for proposals to eliminate an anti-greenmail bylaw if the recommendations of management and the Proxy Voting Service are in agreement. If they are not in agreement, review and vote such proposals on a case-by-case basis.

Liquidations: Proposals on liquidations will be voted on a case-by-case basis after reviewing relevant factors including but not necessarily limited to management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Mergers and Acquisitions: Votes on mergers and acquisitions should be considered on a case-by-case basis, generally taking into account relevant factors including but not necessarily limited to: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; golden parachutes; financial benefits to current management; and changes in corporate governance and their impact on shareholder rights.
Poison Pills:

A.	Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

B.	Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

C.	Review on a case-by-case basis management proposals to ratify a poison pill.

Reincorporation Provisions: Proposals to change a company’s domicile will be evaluated on a case-by-case basis.
Right to Adjourn: Vote for the right to adjourn in conjunction with a vote for a merger or acquisition or other proposal, and vote against the right to adjourn in conjunction with a vote against a merger or acquisition or other proposal.
Spin-offs: Votes on spin-offs will be considered on a case-by-case basis depending on relevant factors including but not necessarily limited to the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.
Tender Offer Defenses: Proposals concerning tender offer defenses will be evaluated on a case-by-case basis.
G.    Shareholder Rights
Loomis Sayles believes that issuers have a fundamental obligation to protect the rights of their shareholders. Pursuant to its fiduciary duty to vote shares in the best interests of its clients, Loomis Sayles considers proposals relating to shareholder rights based on whether and how they affect and protect those rights.
Appraisal Rights: Vote for proposals to restore, or provide shareholders with, rights of appraisal.
Bundled Proposals: Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.
Confidential Voting: Vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived. Vote for management proposals to adopt confidential voting.
Counting Abstentions: Votes on proposals regarding counting abstentions when calculating vote proposal outcomes will be considered on a case-by-case basis.
Cumulative Voting: Vote for proposals to permit cumulative voting, except where the issuer already has in place a policy of majority voting.

Equal Access: Vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.
Exclusive Forum Provisions: Vote against proposals mandating an exclusive forum for any shareholder lawsuits. Vote against the members of the issuer’s Governance Committee in the event of a proposal mandating an exclusive forum without shareholder approval.
Independent Proxy: Vote for proposals to elect an independent proxy to serve as a voting proxy at shareholder meetings.
Majority Voting: Vote for proposals to permit majority rather than plurality or cumulative voting for the election of directors/trustees.
Preemptive Rights: Votes with respect to preemptive rights generally will be voted as recommended by the Proxy Voting Service subject to the Common Stock Authorization requirements above.
Proxy Access: A recommendation of the Proxy Voting Service will generally be followed with regard to proposals intended to grant shareholders the right to place nominees for director on the issuer’s proxy ballot (“Proxy Access”). Vote for such proposals when they require the nominating shareholder(s) to hold, in aggregate, at least 3% of the voting shares of the issuer for at least three years, and be allowed to nominate up to 25% of the nominees. All other proposals relating to Proxy Access will be reviewed on a case-by-case basis.
Shareholder Ability to Alter the Size of the Board:

A.	Vote for proposals that seek to fix the size of the board.

B.	Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

Shareholder Ability to Remove Directors:

A.	Vote against proposals that provide that directors may be removed only for cause.

B.	Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

C.	Vote for proposals to restore shareholder ability to remove directors with or without cause and proposals that permit shareholders to elect directors to fill board vacancies.

Shareholder Advisory Committees: Proposals to establish a shareholder advisory committee will be reviewed on a case-by-case basis.
Shareholder Rights Regarding Special Meetings:

A.	Vote for proposals that set a threshold of 10% of the outstanding voting stock as a minimum percentage allowable to call a special meeting of shareholders. Vote against proposals that increase or decrease the threshold from 10%.

B.	Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

Supermajority Shareholder Voting Requirements: Vote for all proposals to replace supermajority shareholder voting requirements with simple majority shareholder voting requirements, subject to applicable laws and regulations. Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.
Unequal Voting Rights:

A.	Vote against dual class exchange offers and dual class recapitalizations.

B.	Vote on a case-by-case basis on proposals to eliminate an existing dual class voting structure.

Written Consent: Vote for proposals regarding the right to act by written consent when the Proxy Voting Service recommends a vote for the proposal. Proposals regarding the right to act by written consent where the Proxy Voting Service recommends a vote against will be sent to the Proxy Committee for determination. Generally vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

H.    Environmental and Social Matters
Loomis Sayles has a fiduciary duty to act in the best interests of its clients.
Loomis Sayles believes good corporate governance, including those practices that address ESG Matters, is essential to the effective management of a company’s financial, litigation and reputation risk, the maximization of its long-term economic performance and sustainability, and the protection of its shareholders’ best interests, including the maximization of shareholder value.
Proposals on environmental and social matters cover a wide range of issues, including environmental and energy practices and their impacts, labor matters, diversity and human rights. These proposals may be voted as recommended by the Proxy Voting Service or may, in the determination of the Proxy Committee, be reviewed on a case-by-case basis if the Proxy Committee believes that a particular proposal (i) could have a material impact on an industry or the growth and sustainability of an issuer; (ii) is appropriate for the issuer and the cost to implement would not be excessive; (iii) is appropriate for the issuer in light of various factors such as reputational damage or litigation risk; or (iv) is otherwise appropriate for the issuer.
Loomis Sayles will consider whether such proposals are likely to enhance the value of the client’s investments after taking into account the costs involved, pursuant to its fiduciary duty to its clients.
Climate Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s climate policies. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
Workplace Diversity Reporting: Generally vote for proposals requesting the issuer produce a report, at reasonable expense, on the issuer’s workforce diversity or equity policies and/or performance. A recommendation against such proposals by the Proxy Voting Service will be considered by the Proxy Committee.
I.    General Corporate Governance
Loomis Sayles has a fiduciary duty to its clients with regard to proxy voting matters, including routine proposals that do not present controversial issues. The impact of proxy proposals on its clients’ rights as shareholders must be evaluated along with their potential economic benefits.
Changing Corporate Name: Vote for management proposals to change the corporate name.
Charitable and Political Contributions and Lobbying Expenditures: Votes on proposals regarding charitable contributions, political contributions, and lobbying expenditures, should be considered on a case-by-case basis. Proposals of UK issuers concerning political contributions will be voted for if the issuer states that (a) it does not intend to make any political donations or incur any expenditures in respect to any political party in the EU; and (b) the proposal is submitted to ensure that the issuer does not inadvertently breach the Political Parties, Elections and Referendums Act 2000 and sections 366 and 367 of the Companies Act 2006.
Delivery of Electronic Proxy Materials: Vote for proposals to allow electronic delivery of proxy materials to shareholders.
Disclosure of Prior Government Service: Review on a case-by-case basis all proposals to disclose a list of employees previously employed in a governmental capacity.
Financial Statements: Generally, proposals to accept and/or approve the delivery of audited financial statements shall be voted as recommended by the Proxy Voting Service. In certain non-US jurisdictions where local regulations and/or market practices do not require the release of audited financial statements in advance of custodian vote deadlines (e.g., Korea), and the Proxy Voting Service has not identified any issues with the company’s past financial statements or the audit procedures used, then Loomis Sayles shall vote for such proposals.
Non-Material Miscellaneous Bookkeeping Proposals: A recommendation of the Proxy Voting Service will generally be followed regarding miscellaneous bookkeeping proposals of a non-material nature.
Ratification of Board and/or Management Acts: Generally, proposals concerning the ratification or approval of the acts of the board of directors and/or management of the issuer for the past fiscal year shall be voted as recommended by the Proxy Voting Service.

Reimbursement of Proxy Contest Defenses: Generally, proposals concerning all proxy contest defense cost reimbursements should be evaluated on a case-by-case basis.
Reimbursement of Proxy Solicitation Expenses: Proposals to provide reimbursement for dissidents waging a proxy contest should be evaluated on a case-by-case basis.
State Takeover Statutes: Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
Technical Amendments to By-Laws: A recommendation of the Proxy Voting Service will generally be followed regarding technical or housekeeping amendments to by-laws or articles designed to bring the by-laws or articles into line with current regulations and/or laws.
Transaction of Other Business: Vote against proposals asking for authority to transact open-ended other business without any information provided by the issuer at the time of voting.
Transition Manager Ballots: Any ballot received by Loomis Sayles for a security that was held for a client by a Transition Manager prior to Loomis Sayles’ management of the client’s holdings will be considered on a case-by case basis by the Proxy Committee (without the input of any Loomis Sayles analyst or portfolio manager) if such security is no longer held in the client’s account with Loomis Sayles.
J.    Investment Company Matters
Election of Investment Company Trustees: Vote for nominees who oversee fewer than 60 investment company portfolios. Vote against nominees who oversee 60 or more investment company portfolios that invest in substantially different asset classes (e.g., if the applicable portfolios include both fixed income funds and equity funds). Vote on a case-by-case basis for or against nominees who oversee 60 or more investment company portfolios that invest in substantially similar asset classes (e.g., if the applicable portfolios include only fixed income funds or only equity funds). These policies will be followed with respect to funds advised by Loomis Sayles and its affiliates, as well as funds for which Loomis Sayles acts as subadviser and other third parties.
Mutual Fund Distribution Agreements: Votes on mutual fund distribution agreements should be evaluated on a case-by-case basis.
Investment Company Fundamental Investment Restrictions: Votes on amendments to an investment company’s fundamental investment restrictions should be evaluated on a case-by-case basis.
Investment Company Investment Advisory Agreements: Votes on investment company investment advisory agreements should be evaluated on a case-by-case basis.

MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
January 1, 2026
At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long- term economic interest of our clients.
MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MFS Funds”).
Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients for which we have been delegated with the authority to vote on their behalf, and not in the interests of any other party, including company management or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will vote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.
Our approach to proxy voting is guided by the following additional principles:

1.	Consistency in application of the policy across multiple client portfolios: While MFS generally seeks a single vote position on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.

2.	Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and shareholder proposals) are analyzed on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.

3.	Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management is warranted to reflect our concerns and encourage change in the best long-term economic interests of our clients for which MFS has been delegated with the authority to vote on their behalf.

4.	Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.

5.	Transparency in approach and implementation: Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.

A.    VOTING GUIDELINES
The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients. MFS reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
Additionally, these guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.
Board structure & performance
MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified as described below.

Director Independence
  As a general matter, MFS will not support a nominee to a board if, as a result of such nominee being elected to the board, the board would consist of less than a simple majority of members who are “independent” (as determined by MFS in its sole discretion). MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or a third party (e.g., proxy advisory firm).
  As a general matter, MFS will vote against any non-independent nominee if MFS does not believe a key committee of the board (such as audit, nomination and compensation/remuneration committee) is “sufficiently independent.” MFS’ view of what constitutes “sufficiently independent” and which board committees are “key committees” varies by market.
  MFS may accept lower levels of independence in certain circumstances, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain markets.

Independent Chairs
  MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board or a lead independent director. We review the merits of a change in leadership structure on a case-by-case basis.

Tenure in leadership roles
  MFS may vote against a chair who is designated independent, or a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, if refreshment is not being considered by the company’s board or MFS identifies other concerns that suggest more immediate refreshment is necessary.

Overboarding
  We believe that all directors should have sufficient time and attention to fulfil their duties and play their part in effective oversight, both in normal and exceptional circumstances. As a general guideline, MFS will generally vote against a director’s election if we believe that the director’s service on boards of outside public companies is “excessive”. Our view as to what constitutes “excessive” varies by market and role that the director serves with the public company (i.e., executive or non-executive). In cases of a director nominee who serves as a CEO or executive chair of a public company, MFS will likely only apply a vote against director’s election at the meetings of the companies where the director is a non-executive.
  When analyzing whether a director’s service on boards of multiple public companies is excessive, MFS may also consider: (i) whether the company has disclosed the director’s plans to step down from one or more public company boards within a reasonable time;

  or (ii) whether the director serves on the multiple boards of affiliated companies, or on more than one investment company within the same investment company complex (as defined by applicable law). MFS may also vote in favor of a director whose service on outside public company boards we would otherwise deem to be excessive if after engagement we believe the director’s ability to dedicate sufficient time and attention is not impaired by the external roles.
  MFS may also vote against any director if we deem such nominee to have board or committee roles or other outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role.

Diversity
  MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance. MFS takes a holistic view on the dimensions of diversity that can lead to a diversity of perspectives.
  Gender diversity is one such dimension and if data is available, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board, in our view, is comprised of an insufficient representation of directors who are women. Our view as to what constitutes insufficient representation varies by market.
  MFS may consider other dimensions of diversity if we believe that the board will benefit from more diverse perspectives.
  MFS considers exceptions to our approach if we believe that the company is transitioning towards a well-balanced board with diverse perspectives or has provided clear and compelling reasons for why they have been unable to do so.

Board size	MFS believes that the size of the board can have an effect on the board’s ability to function efficiently and effectively. MFS evaluates board size on a case-by-case basis.
Other Concerns
  MFS will generally not support a nominee if MFS can determine that the nominee attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other company communications.
  MFS may not support some or all nominees standing for re-election to a board if MFS determines (i) there are concerns with a director or board regarding performance, governance, or oversight; (ii) the board or relevant committee has not adequately responded to an issue that received a significant vote against management from shareholders; or (iii) the board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda; or (iv) a Japanese company allocates a significant portion of its net assets to cross-shareholdings.
  MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if (i) MFS votes against consecutive executive compensation votes; (ii) MFS determines that a particularly egregious executive compensation practice has occurred; (iii) MFS believes the committee is inadequately incentivizing or rewarding executives, or is overseeing pay practices that MFS believes are detrimental to the long-term success of the company; or (iii) an advisory pay vote is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.
  Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominating committee if we determine (in our sole discretion) that the chair of the board is not independent and there is no strong lead independent director role in place, or an executive director is a member of a key board committee.
  Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.

Discharge of Directors	Where individual directors are not presented for election in the year MFS may apply the same vote position described above to votes on the discharge of the director.
Proxy contests
  From time to time, a shareholder may propose a slate of director nominees different than the slate of director nominees proposed by the company (a “proxy contest”). MFS will analyze proxy contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the director nominee(s) that we believe is in the best, long-term economic interest of our clients.

Board Accountability

Majority voting for the election of directors
  MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).

Declassified boards
  MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.

The right to call a special meeting or act by written consent
  MFS believes that there should be an appropriate balance between the ability of shareholders to exercise the right to call special meetings or act by written consent with the cost of conducting such special meetings or actions.
  MFS will generally support management proposals to establish these rights where they do not currently exist.
  MFS will generally support shareholder proposals to adjust existing rights if we believe that the shareholder proposal appropriately balances shareholder and company interests (generally a threshold of 15% for large and widely held companies and a threshold between 15%-25% for other companies).
  MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at the thresholds described above or lower.
  MFS may also support shareholder proposals to establish these rights if no existing right exists if we believe that to do so appropriately balances the interests of shareholders and the company. In such circumstances, we may support proposals with thresholds lower than the thresholds that we would support if proposed by management or a shareholder requesting an adjustment to an existing right.

Proxy access
  MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“proxy access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders.
  MFS generally supports proxy access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3 years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors.

Shareholder rights

Anti-takeover measures
  In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements.
  While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.
  MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates.
  MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.

  MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders.
  MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”

Cumulative voting
  MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.

One-share one-vote
  As a general matter, MFS supports proportional alignment of voting rights with economic interest and may not support a proposal that deviates from this approach.
  For companies listing with multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.

Reincorporation and reorganization proposals
  When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regard to these types of proposals; however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).

Other business	MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
Capitalization proposals, capital allocation & corporate actions

Issuance of stock
  There are many legitimate reasons for the issuance of stock. Nevertheless, MFS may vote a stock option plan as noted below under “Executive Compensation-Stock Plans.”
  MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device.
  MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.

Repurchase programs
  MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.

Mergers, acquisitions & other special transactions
  MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis. When analyzing such proposals, we use a variety of materials and information, including our own internal research as well as the research of third-party service providers.

Independent Auditors
MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion.
Executive Compensation

Executive Compensation Packages
  MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that we believe are geared towards durable long-term value creation and aligned with shareholder interests and experience.
  MFS will analyze votes on executive compensation on a case-by-case basis. When analyzing compensation practices, MFS generally uses a two-step process. MFS first seeks to identify any compensation practices that are potentially of concern. Where such practices are identified, MFS will then analyze the compensation practices in light of relevant facts and circumstances.
  MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are not geared towards durable long-term value creation and are misaligned with the best, long-term economic interest of our clients. When analyzing whether an issuer’s compensation practices are aligned with the best, long-term economic interest of our clients, MFS uses a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers.
  MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
  MFS does not have formal voting guideline in regard to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe (i) the incentives should be tied to issues that are financially material for the issuer in question; (ii) they should predominantly include quantitative or other externally verifiable outcomes rather than qualitative measures; and (iii) the weighting of incentives should be appropriately balanced with other strategic priorities.
  We believe non-executive directors may be compensated in cash or stock, but these should not be performance-based.

Stock Plans
  As a general matter, MFS will vote against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan that it views as having potential excessive dilution, considering aggregate dilution and burn rate.
  In addition, MFS may oppose stock option programs and restricted stock plans if they:
» Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.
» Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.
  In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.
  MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
  From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will generally vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
  MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.

Shareholder Proposals on Executive Compensation
  MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.
  MFS may support reasonably crafted shareholder proposals that:
» Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;
» Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;

» Expressly prohibit the backdating of stock options; or,
» Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).

Environmental & Social Proposals

•
MFS believes that a company’s environmental or social practices may have an impact on the company’s long-term economic financial performance, and we analyze such proposals on a case-by-case basis in light of the relevant facts and circumstances of the issuer and proposal.

•
Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.

•
Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, these proposals are typically assessed on a case-by-case basis, and we will support them if in light of the relevant facts and circumstances we believe that to do so is in the best long-term interests of our clients.

•
MFS is unlikely to support a proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.

•
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.

B.    GOVERNANCE OF PROXY VOTING ACTIVITIES
1.    MFS Proxy Voting Committee

The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:

a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;

b.	Determines whether any potential material conflict of interest exists;

c.	Considers special proxy issues as they may arise from time to time; and

d.	Determines engagement priorities and strategies with respect to MFS’ proxy voting activities

The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS Stewardship Team led by MFS’ Director of Global Stewardship. The Stewardship Team are members of MFS’ investment team.

2.    Potential Conflicts of Interest

These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients.

The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.[1] Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals and members of the Proxy Voting Committee or the Stewardship Team) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee. Furthermore, the Proxy Voting Committee does not include individuals whose job responsibilities primarily include client relationship management, marketing, or sales.

Additionally, MFS will follow the process set forth below.

a.	Compare the name of the issuer of such ballot or the name of the shareholder (if identified in the proxy materials) making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);

b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;

c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS’ Conflicts Officer) will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests; and

d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS’ corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.

The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.

For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (c) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all matters at the company’s shareholder meeting at which the director nominee is standing for election.

If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively “Sun Life”), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.’s (“ISS”) benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.

1	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).

Except as described in the MFS Fund’s Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS’ role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.[2]

3.    Review of Policy

The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.

C.    OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS
1.    Use of Proxy Advisory Firms

MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).

The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator and/or MFS may contact the client’s custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.

MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the

2	MFS Fund Distributors, Inc. (“MFD”), the principal underwriter of each series of the MFS Active Exchange Traded Funds Trust (each series, an “MFS Active ETF” and collectively, the “MFS Active ETFs”), has been appointed by each authorized participant with authority to vote such participant’s shares of each MFS Active ETF on any matter submitted to a vote of the shareholders of the MFS Active ETF. If an MFS Active ETF submits a matter to a shareholder vote, MFD will vote (or abstain from voting) an authorized participant’s shares in the same proportion as the other shareholders of the MFS Active ETF. If there are no other shareholders in the MFS Active ETF, MFS will vote in what MFS believes to be in the MFS Active ETF’s best interest.

In addition, in the event MFS or an MFS subsidiary hold shares of an MFS Fund (including an MFS Active ETF) as seed money and the MFS Fund submits a matter to a shareholder vote, MFS or the MFS subsidiary, as the case may be, will vote (or abstain from voting) its shares in the same proportion as the other shareholders of the MFS Fund. If there are no other shareholders in the MFS Fund, MFS or the MFS subsidiary, as the case may be, will vote in what MFS believes to be in the MFS Fund’s best interest.

adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms at least annually. Additionally, we also receive reports from our proxy advisory firms regarding any violations or changes to conflict of interest procedures.

2.    Analyzing and Voting Proxies

Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS’ prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer’s proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company’s business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.

For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ Stewardship Team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio. For certain other votes that require a case-by-case analysis per these policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the Stewardship Team will likewise consult with MFS investment analysts and/or portfolio managers.[3] However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.

As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.

In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.

For those markets that utilize a “record date” to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.

3	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.

3.    Securities Lending

From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.

4.    Potential impediments to voting

In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.

From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals. In such instances, MFS will not vote at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.

In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.

D.    ENGAGEMENT
As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.4
MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.

4	When engaging with companies, including engagements on proxy voting topics, MFS’ focus is discussing, gathering information about, and seeking appropriate transparency on matters so that MFS may make an informed voting decision that advances MFS clients’ long-term economic interests. MFS does not engage for the purpose of trying to change or influence control of a company. Engagements may consist of ongoing communications with a company.

A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS’ engagement priorities, please contact proxyteam@mfs.com.
E.    RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
F.    REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters.

THOMPSON, SIEGEL & WALMSLEY LLC
PROXY VOTING
Policy
Thompson, Siegel & Walmsley LLC (“TSW”) has a fiduciary responsibility to its clients for voting proxies, where authorized, for portfolio securities consistent with the best economic interests of its clients. TSW maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our Firm’s proxy voting policies and practices in Form ADV Part 2A. In addition, we review our policies and practices no less than annually for adequacy; to make sure they have been implemented effectively, and to make sure they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients. Our policy and practice include the responsibility to monitor corporate actions and potential conflicts of interest, receive and vote client proxies, and make information available to clients about the voting of proxies for their portfolio securities while maintaining relevant and required records.
Background
Proxy voting is an important right of shareholders, and reasonable care and diligence should be undertaken to ensure that such rights are properly exercised.
Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which should include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser has proxy voting authority.
A related companion release by the SEC also adopted rule and form amendments under the Securities Act and Investment Company Act similar to the above which TSW complies with when acting as a sub-adviser to a mutual fund.
Responsibility
TSW’s Senior Compliance Officer (Proxy Coordinator) has the responsibility for the organization and monitoring of our Proxy Voting policy, practices, and recordkeeping. Implementation and disclosure, including outlining our voting guidelines in our procedures, is the responsibility of the CCO and Chief Operating Officer. TSW has retained the services of a third-party provider, Institutional Shareholder Services, Inc. (“ISS”) to assist with the proxy process. ISS is a Registered Investment Adviser under the Advisers Act. It is a leading provider of proxy voting and corporate governance services. ISS provides TSW proxy proposal research and voting recommendations and votes proxies on TSW’s behalf in accordance with ISS’s standard voting guidelines. Those guidelines cover the following areas:

•	Operational Issues

•	Board of Directors

•	Proxy Contests

•	Anti-takeover Defenses and Voting Related Issues

•	Mergers and Corporate Restructurings

•	State of Incorporation

•	Capital/Restructuring

•	Executive & Director Compensation

•	Social/Environmental Issues

•	Mutual Fund Proxies

TSW generally believes that voting proxies in a manner that is favorable to a business’s long-term performance and valuation is in its clients’ best interests. However, a uniform voting policy may not be in the best interest of all clients. While TSW applies ISS’s standard policy guidelines to most clients, where appropriate we utilize ISS’s specialized, non-standard policy guidelines to meet specific client requirements.
TSW’s Proxy Coordinator is responsible for monitoring ISS’s voting procedures on an ongoing basis. TSW’s general procedure regarding the voting of proxies is addressed below. For instances not directly addressed in this policy the Proxy Oversight Representative should act in accordance with the principles outlined in the SEC’s Guidance Regarding Proxy Voting Responsibilities of Investment Advisers issued in August 2019 and supplemental release in September 2020 in consultation with the Proxy Coordinator.
Procedure
TSW has adopted various procedures and internal controls to review, monitor and ensure the Firm’s Proxy Voting policy is observed, implemented properly and amended or updated, as appropriate, which include the following:
Voting Procedures

•
Upon timely receipt of proxy materials, ISS will automatically release vote instructions on client’s behalf as soon as custom research is completed. TSW retains authority to override the votes (before cut-off date) if TSW disagrees with the vote recommendation.

•
The Proxy Coordinator will monitor the voting process at ISS via ISS’s Proxy Exchange website (ISS’s online voting and research platform). Records of which accounts are voted, how accounts are voted, and how many shares are voted are kept electronically with ISS.

•	For proxies not received by ISS, TSW and ISS will make a best effort attempt to receive ballots from the clients’ custodian prior to the vote cut-off date.

•
TSW is responsible for account maintenance – opening and closing of accounts, transmission of holdings and account environment monitoring. ISS will email TSW Compliance personnel to get approval when closing an account that was not directed by TSW.

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The Chief Operating Officer (Proxy Oversight Representative) will keep abreast of any critical or exceptional events or events qualifying as a conflict of interest via ISS Proxy Exchange website and email.

•
Investment teams should keep the Proxy Oversight Representative and Proxy Coordinator informed of material issues affecting pending or upcoming proxy votes. If the Proxy Oversight Representative and Proxy Coordinator become aware of additional information that would reasonably be expected to affect TSW’s vote, then this information should be considered prior to voting.

•
TSW has the ability to override ISS recommended vote instructions and will do so if believed to be in the best interest of the client. All changes are documented and coordinated between the Proxy Oversight Representative and/or Proxy Coordinator and the Portfolio Manager and/or Research Analyst. Changes generally occur as a result of TSW’s communication with issuer management regarding matters pertaining to securities held when the issuer questions or disputes ISS’s voting recommendation.

All proxies are voted solely in the best interest of clients on a best-efforts basis. Proactive communication takes place via regular communication with ISS’s Client Relations team.
Disclosure
TSW will provide conspicuously displayed information in its Disclosure Document summarizing this Proxy Voting policy, including a statement that clients may request information regarding how TSW voted a client’s proxies, and that clients may request a copy of these policies and procedures.
See Form ADV, Part 2A – Item 17– Voting Client Securities
Due to the SEC amendments to Form N-PX that require additional disclosures for proxy ballots issued on or after July 1, 2023 we have retained ISS and will utilize their service to satisfy the requirements under this amendment. This amendment is new for investment managers and requires the reporting of how we voted on “say-on-pay matters.”

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any associate should be forwarded to the Proxy Coordinator.

•
In response to any request, the Proxy Coordinator will prepare a response to the client with the information requested, and as applicable, will include the name of the issuer, the proposal voted upon, and how TSW voted the client’s proxy with respect to each proposal about which the client inquired.

Voting Guidelines

•
TSW has a fiduciary responsibility under ERISA to vote ERISA Plan proxies unless the Plan directs otherwise. TSW will vote proxies when directed by non-ERISA clients. In the absence of specific voting guidelines from the client and upon timely receipt of proxy materials from the custodian, TSW will vote proxies in the best interests of each particular client according to the recommended election of ISS. ISS’s policy is to vote all proxies from a specific issuer the same way for each client, absent qualifying restrictions from a client. Clients are permitted to place reasonable restrictions on TSW’s voting authority in the same manner that they may place such restrictions on the actual selection of account securities.

•
ISS will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by auditors’ non-audit services.

•	ISS will generally vote against proposals that cause board members to become entrenched, reduce shareholder control over management or in some way diminish shareholders’ present or future value.

•	In reviewing proposals, ISS will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer’s business practices.

•	A complete summary of ISS’s U.S. and International voting guidelines is available at: https://www.issgovernance.com/policy

Forensic Testing Procedures

•	No less than quarterly, TSW’s Proxy Coordinator will review the ISS Proxy Exchange Master Account List to ensure all appropriate accounts are being voted.

•
TSW will conduct periodic tests to review proxy voting records and the application of general voting guidelines, especially in circumstances such as corporate events (e.g., mergers and acquisition transactions, dissolutions, conversions, consolidations, etc.) or contested director elections. Any matter warranting additional, often issuer specific review will be escalated to the Portfolio Manager and Research Analyst as needed.

•	TSW occasionally communicates directly with issuer management regarding matters pertaining to securities held in the portfolio when it questions or disputes ISS’s voting recommendation.

Conflicts of Interest

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TSW will identify any conflicts that exist between the interests of the adviser and each client by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business or personal relationship with the issuer.

•	If a material conflict of interest exists, the Proxy Coordinator will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.

•	TSW will maintain a record of the voting resolution of any conflict of interest.

•	ISS also maintains a Conflicts Policy which indicates how they address any potential conflicts of interest and is available at: https://www.issgovernance.com/compliance/due-diligence-materials

Practical Limitations Relating to Proxy Voting
TSW makes a best effort to vote proxies. In certain circumstances, it may be impractical or impossible for TSW to do so. Identifiable circumstances include:

•	Limited Value: Where TSW has concluded that to do so would have no identifiable economic benefit to the client-shareholder;

•	Unjustifiable Cost: When the costs of or disadvantages resulting from voting, in TSW’s judgment, outweigh the economic benefits of voting;

•
Securities Lending: If securities are on loan on the record date, the client lending the security is not eligible to vote the proxy. Because TSW generally is not aware of when a security is on loan, we will not likely have the opportunity to recall the security prior to the record date; and

•
Failure to receive proxy statements: TSW may not be able to vote proxies in connection with certain holdings, most frequently for foreign securities, if it does not receive the account’s proxy statement in time to vote the proxy.

Recordkeeping
TSW and/or ISS shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

•	These policies and procedures and any amendments;

•	Each proxy statement that ISS receives;

•	A record of each vote that ISS casts on behalf of TSW;

•	Any document ISS created that was material to making a decision regarding how to vote proxies, or that memorializes that decision; and

•	A copy of each client request for information on how ISS voted such client’s proxies (i.e., Vote Summary Report), and a copy of any response.

Due Diligence and Error Procedures
TSW will periodically perform due diligence on ISS, focusing on the following areas:

•	Adequacy of ISS’s staffing and personnel;

•	Adequacy/robustness of ISS’s Policies and Procedures and review of their policies for conflict issues;

•	Adequacy of control environment and operational controls of ISS (i.e., SSAE 18);

•	Review of any specific conflicts ISS may have with regard to TSW;

•	Review of ISS for any business changes that may affect services provided to TSW; and

•	Review quarterly reporting package provided by ISS and enhance this package as necessary for any additional information that is needed.

TSW will take the following steps should there ever be an issue/error that occurs with regard to its proxy voting responsibilities:

•	Follow up with ISS to determine the cause of and the details surrounding the issue;

•	Report back to the affected client immediately with such details and how the issue will be resolved;

•	Put additional controls in place if necessary, to prevent such issues from occurring in the future; and

•	Report back to the affected client with the final resolution and any remedial steps.

T. ROWE PRICE ASSOCIATES, INC. AND CERTAIN OF ITS INVESTMENT ADVISER AFFILIATES
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc. and certain of its investment adviser affiliates1 (collectively, “T. Rowe Price”) have adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting their fiduciary duty with regard to the voting of client proxies. This document is reviewed at least annually and updated as necessary.
T. Rowe Price recognizes and adheres to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. The U.S.-registered investment companies which T. Rowe Price sponsors and serves as investment adviser (the “Price Funds”) as well as other investment advisory clients have delegated to T. Rowe Price certain proxy voting powers. As an investment adviser, T. Rowe Price has a fiduciary responsibility to such clients when exercising its voting authority with respect to securities held in their portfolios. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular advisory client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities.
One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure. In addition to our proxy voting guidelines, we rely on a company’s public filings, its board recommendations, its track record, country-specific best practices codes, our research providers and – most importantly – our investment professionals’ views in making voting decisions. T. Rowe Price investment personnel do not coordinate with investment personnel of its affiliated investment adviser, TRPIM, with respect to proxy voting decisions.
T. Rowe Price seeks to vote all of its clients’ proxies. In certain circumstances, T. Rowe Price may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance Investing Committee. T. Rowe Price’s Environmental, Social and Governance Investing Committee (“TRPA ESG Investing Committee” or the “Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues. Certain delegated members of the Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or advisory client. Rather, voting authority and responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or the advisory client’s portfolio manager. The Committee is also responsible for the oversight of third-party proxy services firms that T. Rowe Price engages to facilitate the proxy voting process.

1	This document is not applicable to T. Rowe Price Investment Management, Inc. (“TRPIM”). TRPIM votes proxies independently from the other T. Rowe Price-related investment advisers and has adopted its own proxy voting policy.

Global Proxy Operations Team. The Global Proxy Operations team is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Governance Team. Our Governance team is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
Responsible Investment Team. Our Responsible Investment team oversees the integration of environmental and social factors into our investment processes across asset classes. In formulating vote recommendations for matters of an environmental or social nature, the Governance team consults with the appropriate sector analyst from the Responsible Investment team, as appropriate.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the TRPA ESG Investing Committee, ISS maintains and implements custom voting policies for the Price Funds and other advisory client accounts.
Meeting Notification
T. Rowe Price utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to T. Rowe Price through ProxyExchange, an ISS application.
Vote Determination
Each day, ISS delivers into T. Rowe Price’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. For meetings with complex ballot items in certain international markets, research may be consulted from local domestic proxy research providers. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers execute their responsibility to vote proxies in different ways. Some have decided to vote their proxies generally in line with the guidelines as set by the TRPA ESG Investing Committee. Others review the customized vote recommendations and approve them before the votes are cast. Portfolio managers have access to current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Global Proxy Operations team is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is contrary to our proxy voting guidelines.
T. Rowe Price Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPA ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. The guidelines include regional voting guidelines as well as the guidelines for investment strategies with objectives other than purely financial returns, such as Impact and Net Zero. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.

Global Portfolio Companies
The TRPA ESG Investing Committee has developed custom international proxy voting guidelines based on our proxy advisor’s general global policies, regional codes of corporate governance, and our own views as investors in these markets. We apply a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of a single set of policies is not appropriate for all markets.
Fixed Income and Passively Managed Strategies
Proxy voting for our fixed income and indexed portfolios is administered by the Global Proxy Operations team using T. Rowe Price’s guidelines as set by the TRPA ESG Investing Committee. Indexed strategies generally vote in line with the T. Rowe Price guidelines. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. T. Rowe Price’s policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for the Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for the Price Funds and how they may affect proxy voting.
Monitoring and Resolving Conflicts of Interest
The TRPA ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders and other investment advisory clients. While membership on the Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the time T. Rowe Price casts its vote.
With respect to personal conflicts of interest, T. Rowe Price’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations
Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price voting guidelines and votes inconsistent with the guidelines will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.
In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a T. Rowe Price Fund is only held by other T. Rowe Price Funds or other accounts for which T. Rowe Price has proxy voting authority, the fund will vote in accordance with its Board’s instruction.
For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.
Limitations on Voting Proxies of Banks
T. Rowe Price has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, T. Rowe Price to acquire in the aggregate on behalf of its clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.2
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPA ESG Investing Committee, and certain personnel under the direction of the Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
T. Rowe Price will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.

2	The FRB Relief and the process for voting of Excess Shares described herein apply to the aggregate beneficial ownership of T. Rowe Price and TRPIM.

Updated: February 2026

T. ROWE PRICE INVESTMENT MANAGEMENT, INC.
PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Investment Management, Inc. (“TRPIM”) views proxy voting as integral to its investment management responsibilities. Certain investment advisory clients of TRPIM, including U.S.-registered investment companies which TRPIM serves as investment adviser have delegated to TRPIM certain proxy voting powers. TRPIM seeks to vote all proxies of the securities held in client accounts for which it has proxy voting authority in the best interest of those clients.
Fiduciary Responsibilities and Voting Considerations. TRPIM believes that it has a fiduciary obligation to vote proxies solely in the best interests of its clients. Our intent is to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. One of the primary factors TRPIM considers when determining the desirability of investing in a particular company is the quality and depth of its management. As the management of a portfolio company is responsible for its day-to-day operations, as well as its long-term direction and strategic planning, TRPIM believes that management, subject to the oversight of the relevant board of directors, is typically best suited to make decisions that serve the interests of shareholders. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company’s management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance and disclosure.
Our portfolio managers are responsible for making proxy voting decision in their clients’ best interests based on the facts and circumstances applicable to each company and issue. In addition to our own internal research, our investment personnel take into account additional factors when making voting decisions, including: our proxy voting guidelines, the issuer’s public filings, its board recommendations, its track record, country-specific best practices codes and input from external research providers. TRPIM investment personnel do not coordinate with investment personnel of its affiliated investment advisers with respect to proxy voting decisions. TRPIM’s proxy voting decisions are independent.
TRPIM seeks to vote all of its clients’ proxies. In certain circumstances, TRPIM may determine that refraining from voting a proxy is in a client’s best interest, such as when the cost of voting outweighs the expected benefit to the client. For example, the practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance. Additionally, TRPIM reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
ADMINISTRATION OF POLICIES AND PROCEDURES
Environmental, Social and Governance (“ESG”) Investing Committee. The TRPIM ESG Investing Committee is responsible for establishing positions with respect to corporate governance and other proxy issues. While the Committee sets voting guidelines and serves as a resource for TRPIM portfolio management, it does not have proxy voting authority for any advisory client. Rather, voting authority and responsibility is held by the particular portfolio manager.
Responsible Investing and Governance Team. Our Responsible Investing and Governance team oversees the integration of environmental, social and governance factors into our investment processes across asset classes. This team is responsible for reviewing proxy agendas for all upcoming meetings and making company-specific recommendations, including for matters of an environmental or social nature.
Global Proxy Operations Team. A team of individuals employed by an affiliated entity of TRPIM is responsible for the administrative and operational aspects of the proxy voting process, which is a ministerial process that does not involve the exercise of discretion. This team is subject to policies that prevent the sharing of voting decisions between TRPIM and its affiliated investment advisers.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, TRPIM has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include custom vote recommendations, research, vote execution, and reporting. Services provided by ISS do not include automated processing of votes on our behalf using the ISS Benchmark Policy recommendations. Instead, in order to reflect TRPIM’s issue-by-issue voting guidelines as approved by the TRPIM ESG Investing Committee, ISS maintains and implements custom voting policies for TRPIM’s advisory clients that have given it proxy voting authority.
TRPIM utilizes ISS’ voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles our clients’ holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily and transmitted to TRPIM through ProxyExchange, an ISS application.
Each day, ISS delivers into TRPIM’s customized ProxyExchange environment a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with TRPIM.
Monitoring and Resolving Conflicts of Interest
The TRPIM ESG Investing Committee is also responsible for monitoring and resolving potential material conflicts between the interests of TRPIM and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our investment advisory clients. Membership on the Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since our voting guidelines are predetermined by the Committee, application of the guidelines by portfolio managers to vote client proxies should in most instances adequately address any potential conflicts of interest. However, the Committee regularly reviews all proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Committee also assesses whether any business or other material relationships between TRPIM and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy. Issues raising potential conflicts of interest are referred to designated members of the Committee for immediate resolution prior to the vote.
With respect to personal conflicts of interest, the firm’s Global Code of Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations
TRPIM has voting authority for proxies of the holdings of certain investment funds sponsored by an affiliate (the “Price Funds”) that invest in other Price Funds. Shares of the Price Funds that are held by other Price Funds will generally be voted in the same proportion as shares for which voting instructions from other shareholders are timely received. If voting instructions from other shareholders are not received, or if a Price Fund is only held by other Price Funds or other accounts for which TRPIM or an affiliate has proxy voting authority, the fund will vote in accordance with its Board’s instruction.
For shares of the Price Funds that are series of T. Rowe Price Equity Series, Inc., T. Rowe Price Fixed Income Series, Inc., and T. Rowe Price International Series, Inc. (collectively, the “Variable Insurance Portfolios”) held by insurance company separate accounts for which the insurance company has not received timely voting instructions, as well as shares the insurance company owns, those shares shall be voted in the same proportion as shares for which voting instructions from contract holders are timely received.

TRPIM Voting Guidelines
Specific proxy voting guidelines have been adopted by the TRPIM ESG Investing Committee for all regularly occurring categories of management and shareholder proposals. Many guidelines indicate a “case by case” analysis, reflecting that the facts and circumstances of each issue may vary. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com/esg.
Fixed Income Strategies
Proxy voting for our fixed income portfolios is administered by the Global Proxy Operations team using TRPIM’s guidelines as set by the TRPIM ESG Investing Committee. Fixed income strategies generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security such as consents, restructurings, or reorganization proposals.
Shareblocking
Shareblocking is the practice in certain countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Our policy is generally to refrain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the temporary loss of liquidity in the blocked shares.
Securities on Loan
The Price Funds and our institutional clients may participate in securities lending programs to generate income for their portfolios. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the applicable deadline. TRPIM’s policy is generally not to vote securities on loan unless we determine there is a material voting event that could affect the value of the loaned securities. In this event, we have the discretion to pull back the loaned securities for Price Funds in order to cast a vote at an upcoming shareholder meeting. A monthly monitoring process is in place to review securities on loan for Price Funds and how they may affect proxy voting.
Limitations on Voting Proxies of Banks
TRPIM’s parent holding company, T. Rowe Price Group, Inc. has obtained relief from the U.S. Federal Reserve Board (the “FRB Relief”) which permits, subject to a number of conditions, TRPIM and its affiliated investment advisers (collectively, “T. Rowe Price”) to acquire in the aggregate on behalf of their clients, 10% or more of the total voting stock of a bank, bank holding company, savings and loan holding company or savings association (each a “Bank”), not to exceed a 15% aggregate beneficial ownership maximum in such Bank. One such condition affects the manner in which T. Rowe Price will vote its clients’ shares of a Bank in excess of 10% of the Bank’s total voting stock (“Excess Shares”). The FRB Relief requires that T. Rowe Price (and thus also TRPIM) use its best efforts to vote the Excess Shares in the same proportion as all other shares voted, a practice generally referred to as “mirror voting,” or in the event that such efforts to mirror vote are unsuccessful, Excess Shares will not be voted. With respect to a shareholder vote for a Bank of which T. Rowe Price has aggregate beneficial ownership of greater than 10% on behalf of its clients, T. Rowe Price will determine which of its clients’ shares are Excess Shares on a pro rata basis across all of its clients’ portfolios for which T. Rowe Price has the power to vote proxies.
REPORTING, RECORD RETENTION AND OVERSIGHT
The TRPIM ESG Investing Committee and the Global Proxy Operations team, perform the following oversight and assurance functions, among others, over TRPIM’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with TRPIM’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of our proxy voting policy and guidelines to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
TRPIM will furnish Vote Summary Reports, upon request, to its institutional clients that have delegated proxy voting authority. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to such clients upon request.
TRPIM retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the TRPIM proxy voting guidelines, Committee meeting materials, and other internal research relating to voting decisions are maintained in accordance with applicable requirements.
Updated: February 2026

WELLINGTON MANAGEMENT COMPANY LLP
GLOBAL PROXY POLICY AND PROCEDURES
Introduction
Wellington Management Company LLP (“Wellington Management”) has adopted and implemented policies and procedures it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for which it exercises proxy-voting discretion.
The purpose of this document is to outline Wellington Management’s approach to executing proxy voting.
Wellington Management’s Proxy Voting Guidelines (the “Guidelines”), which are contained in a separate document, set forth broad guidelines and positions on common issues that Wellington Management uses for voting proxies. The Guidelines set out our general expectations on how we vote rather than rigid rules that we apply without consideration of the particular facts and circumstances.
Statement of Policy

Wellington Management:

(1) Votes client proxies for clients that have affirmatively delegated proxy voting authority, in writing, unless we have arranged in advance with a particular client to limit the circumstances in which the client would exercise voting authority, or we determine that it is in the best interest of one or more clients to refrain from voting a given proxy.

(2) Seeks to vote proxies in the best financial interests of the clients for which we are voting.

(3) Identifies and resolves all material proxy-related conflicts of interest between the firm and our clients in the best interests of the client.

Responsibility and Oversight
The Proxy Voting Team monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. The Proxy Voting Team also acts as a resource for portfolio managers and investment research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of the Proxy Voting Team. The Investment Stewardship Committee a senior, cross-functional group of experienced professionals, is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, and identification and resolution of conflicts of interest. The Investment Stewardship Committee reviews the Guidelines as well as the Global Proxy Policy and Procedures annually.
Procedures
Use of Third-Party Voting Agent Wellington Management uses the services of a third-party voting agent for research and to manage the administrative aspects of proxy voting. We view third-party research as an input to our process. Wellington Management complements the research provided by its primary voting agent with research from other firms.
Our primary voting agent processes proxies for client accounts and maintains records of proxies voted. For certain routine issues, as detailed below, votes may be instructed according to standing instructions given to our primary voting agent, which are based on the Guidelines.
We manually review instances where our primary voting agent discloses a material conflict of interest of its own, potentially impacting its research outputs. We perform oversight of our primary voting agent, which involves regular service calls and an annual due diligence exercise, as well as regular touchpoints in the normal course of business.
Receipt of Proxy If a client requests that Wellington Management vote proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting materials to Wellington Management or its designated voting agent in a timely manner.

Reconciliation Proxies for public equity securities received by electronic means are matched to the securities eligible to be voted, and a reminder is sent to custodians/trustees that have not forwarded the proxies due. This reconciliation is performed at the ballot level. Although proxies received for private equity securities, as well as those received in non-electronic format for any securities, are voted as received, Wellington Management is not able to reconcile these ballots and does not notify custodians of non-receipt; Wellington Management is only able to reconcile ballots where clients have consented to providing holdings information with its provider for this purpose.
Proxy Voting Process Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s activities with regards to proxy voting practices.
Routine issues that can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such vote sources including internal research notes, third-party voting research and company engagement. While manual votes are often resolved by investment research teams, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
Material Conflict of Interest Identification and Resolution Processes Further detail on our management of conflicts of interest can be found in our Stewardship Conflicts of Interest Policy, available on our website.
Other Considerations
In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.
Securities Lending. Clients may elect to participate in securities lending Such lending may impact their ability to have their shares voted. Under certain circumstances, and where practical considerations allow, Wellington Management may determine that the anticipated value of voting could outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies. We do not borrow shares for the sole purpose of exercising voting rights.
Share Blocking and Re-Registration. Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.
Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs. Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote; the proxy materials are not delivered in a timely fashion; or, in Wellington Management’s judgment, the costs of voting exceed the expected benefits to clients (included but not limited to instances such as when powers of attorney or consularization or the disclosure of client confidential information are required).
Additional Information
Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses voting decisions through its website, including the rationale for votes against management.
Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, as well as the Voting Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.
Dated: 15 September 2023

WELLINGTON MANAGEMENT
2023 Global Proxy Voting Guidelines
WELLINGTON’S PHILOSOPHY
Wellington Management are long-term stewards of clients’ assets and aim to vote proxies for which we have voting authority in the best interest of clients.
These guidelines are based on Wellington Management’s fiduciary obligation to act in the best interest of its clients as shareholders and while written to apply globally, we consider differences in local practice, cultures, and law to make informed decisions.
It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to deviate from the general direction set out below where doing so is judged to represent the best interest of its clients.
OUR APPROACH TO STEWARDSHIP
The goal of our stewardship activities is to support decisions that we believe will deliver sustainable, competitive investment returns for our clients.
The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies mostly to public equities.
Stewardship extends to any area that may affect the long-term sustainability of an investment, including the considerations of environmental, social, and governance (ESG) issues. Stewardship can be accomplished through research and constructive dialogue with company management and boards, by monitoring company behavior through informed active ownership, and by emphasizing management accountability for important issues via our proxy votes, which have long been part of Wellington’s investment ethos. Please refer to our Engagement Policy for more information on how engagement is conducted at Wellington.
OUR APPROACH TO VOTING
We vote proxies in what we consider to be the best interests of our clients. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. The Investment Stewardship Committee, a cross-functional group of experienced professionals, oversees Wellington Management’s stewardship activities with regards to proxy voting and engagement practices.
Generally, issues which can be addressed by the proxy voting guidance below are voted by means of standing instructions communicated to our primary voting agent. Some votes warrant analysis of specific facts and circumstances and therefore are reviewed individually. We examine such proxy proposals on their merits and take voting action in a manner that best serves the interests of our clients. While manual votes are often resolved by ESG analysts, grounded in their sector and company research, each portfolio manager is empowered to make a final decision for their relevant client portfolio(s), absent a material conflict of interest. Proactive portfolio manager input is sought under certain circumstances, which may include consideration of position size and proposal subject matter and nature. Where portfolio manager input is proactively sought, deliberation across the firm may occur. This collaboration does not prioritize consensus across the firm above all other interests but rather seeks to inform portfolio managers’ decisions by allowing them to consider multiple perspectives. Consistent with our community-of- boutiques model, portfolio managers may occasionally arrive at different voting conclusions for their clients, resulting in different decisions for the same vote. Robust voting procedures and the deliberation that occurs before a vote decision are aligned with our role as active owners and fiduciaries for our clients.
When voting on shareholder proposals, we consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we may provide clarification via direct engagement.
Please refer to our Global Proxy Policy and Procedures for further background on the process and governance of our voting approach.
Detailed below are the principles which we consider when deciding how to vote.

VOTING GUIDELINES

BOARD COMPOSITION AND ROLE OF DIRECTORS
Effective boards should act in shareholders’ best economic interests and possess the relevant skills to implement the company’s strategy.
We consider shareholders’ ability to elect directors annually an important right and accordingly, generally support proposals to enable annual director elections and declassify boards.
We may withhold votes from directors for being unresponsive to shareholders or for failing to make progress on material issues. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support or have implemented poison pills without shareholder approval.
Time commitments
We expect directors to have the time and energy to fully commit to their board-related responsibilities and not be over-stretched with multiple external directorships. We reserve the right to vote against directors when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own.
We consider the roles of board chair and chair of the audit committee as equivalent to an additional board seat when evaluating the overboarding matrix for non-executives. We may take into consideration that certain directorships, such as Special Purpose Acquisition Companies (SPACs) and investment companies, are usually less demanding.
Directors should also attend at least 75% of scheduled board meetings and we may vote against their re-election unless they disclose a valid reason.
Succession planning and board refreshment
We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer-serving board members. Succession planning is a key topic during many of our board engagements.
We expect companies to refresh their board membership every five years and may vote against the chair of the nominating committee for failure to implement. We believe a degree of director turnover allows companies to strengthen board diversity and add new skillsets to the board to enhance their oversight and adapt to evolving strategies.
Boards should offer transparency around their process to evaluate director performance and independence, conducting a rigorous regular evaluation of the board, key committees as well as individual directors, which is responsive to shareholder input. We believe externally facilitated board evaluations may contribute to companies retaining an appropriate mix of skills, experience and diversity on their boards over time.
In certain markets companies are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.
Board independence
In our view, boards perform best when composed of an appropriate combination of executive and non-executive (in particular independent non-executive) directors to challenge and counsel management.
To determine appropriate minimum levels of board independence, we look to prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board is less than one-third independent.
In addition to the overall independence at the board level, we also consider the independence of audit, compensation, and nominating committees. Where independence falls short of our expectations, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for improved independence.

We believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support proposals to separate the chair and CEO or establish a lead director but may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management.
Board diversity
We believe boards which reflect a wide range of perspectives are best positioned to create shareholder value. Appointing boards that thoughtfully debate company strategy and direction is not possible unless boards elect highly qualified and diverse directors. By setting a leadership example, diverse boardrooms encourage an organizational culture that promotes diverse thinkers, enabling better strategic decisions and the navigation of increasingly complex issues facing companies today.
We think it is not in shareholders’ best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. We expect for our portfolio companies to be thoughtful and intentional in considering the widest possible pool of skilled candidates who bring diverse perspectives into the boardroom. We encourage companies to disclose the composition of their board and to communicate their ambitions and strategies for creating and fostering a diverse board.
We reserve the right to vote against the re-election of the Nominating/Governance Committee Chair when the board is not meeting local market standards from a diversity perspective or when the gender-diverse representation is below 20% at companies in major indices. Outside of these major indices and absent a market-defined standard, we may vote against the reelection of the Nominating/Governance Committee Chair where no gender-diverse directors are represented on a board.
We reserve the right to vote against the reelection of the Nominating/Governance Committee Chair at US large cap and FTSE 100 companies that failed to appoint at least one director from a minority ethnic group and provide clear and compelling reason why it has been unable to do so. We will continue to engage on ethnic diversity of the board in other markets and may vote against the re-election of directors where we fail to see improvements.
Majority vote on election of directors
Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company’s charter and not simply in its corporate governance policy.
Generally, we oppose proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.
We generally support proposals to remove existing supermajority vote requirements.
Contested director elections
We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients’ behalf.
COMPENSATION
Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management’s interests with those of long-term shareholders.

Due to each company’s unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients and the right to vote on compensation plans annually.
In evaluating compensation plans, we consider the following attributes in the context of the company’s business, size, industry, and geographic location:
Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for a strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.
Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee’s intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.
Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.
Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.
Approving equity incentive plans
A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We will reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciation rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).
Employee stock purchase plans
We generally support employee stock purchase plans, as they may align employees’ interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g., if only executives can participate) or plans that offer shares at a significant discount.
Non-executive director compensation
We expect companies to disclose non-executive director compensation and we prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

Severance arrangements
We are mindful of the board’s need for flexibility in recruitment and retention but will oppose excessively generous arrangements unless agreements encourage management to negotiate in shareholders’ best interest. We generally support proposals calling for shareholder ratification of severance arrangements.
Retirement bonuses (Japan)
Misaligned compensation which is based on tenure and seniority may compromise director independence. We generally vote against directors and statutory auditors if retirement bonuses are given to outgoing directors.
Claw-back policies
We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. We generally support shareholder proposals requesting that a company establish a robust claw-back provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of claw back policies.
Audit quality and oversight
Scrutiny of auditors, particularly audit quality and oversight, has been increasing. When we assess financial statement reporting and audit quality, we will generally support management’s choice of auditors, unless the auditors have demonstrated failure to act in shareholders’ best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.
SHAREHOLDER RIGHTS
Shareholder rights plans
Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote).
Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares.
Multiple voting rights
We generally support one share, one vote structures. The growing practice of going public with a dual-class share structure can raise governance and performance concerns. In our view, dual-class shares can create misalignment between shareholders’ economic stake and their voting power and can grant control to a small number of insiders who may make decisions that are not in the interests of all shareholders.
We generally prefer that companies dispense with dual-class share structures but we recognize that newly listed companies may benefit from a premium by building in some protection for founders for a limited time after their IPO. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within seven years of going public. We believe such sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes.
Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years.
Proxy access
We believe shareholders should have the right to nominate director candidates on the management’s proxy card. We will generally support shareholder proposals seeking proxy access unless the existing policy is already in-line with market norms.

Special meeting rights
We believe the right to call a special meeting is a shareholder right, and we will generally support such proposals to establish this right at companies that lack this facility. We will generally support proposals lowering thresholds where the current level exceeds 15% and the shareholder proposals calls for a 10%+ threshold, taking into consideration the make-up of the existing shareholder base and the company’s general responsiveness to shareholders. If shareholders are granted the right to call special meetings, we generally do not support written consent.
CAPITAL STRUCTURE AND CAPITAL ALLOCATION
Mergers and acquisitions
We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients.
Increases in authorized common stock
We generally support requests for increases up to 100% of the shares with preemption rights. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.
Capital allocation (Japan)
We hold board chairs accountable for persistently low returns on equity (ROE) in Japan, using a five-year average ROE of below 5% as a guide. Our assessment of a company’s capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place, and we feel they should not be punished for the past CEO/Chair’s record.
Cross-shareholdings (Japan)
Cross-shareholdings reduce management accountability by creating a cushion of cross-over investor support. We may vote against the highest-ranking director up for re-election for companies where management has allocated a significant portion (20% or more) of net assets to cross-shareholdings. When considering this issue, we will take into account a company’s trajectory in reducing cross-shareholdings over time as well as legitimate business reasons given to retain specific shareholdings.
ENVIRONMENTAL TOPICS
We assess portfolio companies’ performance on environmental issues we deem to be material to long-term financial performance and communicate our expectations for best practice.
Climate change
As an asset manager entrusted with investing on our clients’ behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. Proxy voting is a key tool we use for managing climate risks, as part of our stewardship escalation process.
We expect companies facing material climate risks to have credible transition plans communicated using the recommendations of the Task Force on Climate-Related Financial Disclosures (TCFD). Appropriate reporting on climate readiness will help stakeholders understand companies’ willingness and ability to adapt to or mitigate climate- related risks. In addition to the voting policies specifically mentioned, we may also vote against directors at companies where climate plans and disclosures meaningfully lag our expectations for those companies.
Emissions disclosure
We encourage all companies to disclose Scope 1, 2, and 3 emissions. While we recognize the challenges associated with collecting Scope 3 emissions data, this disclosure is necessary for us to fully understand the transition risks applicable to an issuer. Disclosure of both overall categories of Scope 3 emissions – upstream and downstream – with context and granularity from companies about the most significant Scope 3 sources, enhances our ability to evaluate investment risks and opportunities. We encourage companies to adopt emerging global standards for measurement and disclosure of emissions such as those being developed by the International Sustainability Standards Board (ISSB) and believe companies will benefit from acting now and consequently evolving their approach in line with emerging global standards.
We view disclosure of Scope 1 and 2 emissions as a minimum expectation where measurement practices are well-defined and attainable. We will generally vote against the re-election of the Chair of MSCI World companies, Climate Action 100+ companies, as well as companies assessed by the Transition Pathway Initiative (TPI) which do not disclose Scope 1 and 2 emissions, have not made a commitment to do so in the next year and where emissions intensity is material. We will expand this expectation to large cap companies in Emerging Markets in 2024.
Net-zero targets
As an outcome of enterprise risk management and strategic planning to reduce the potential financial impacts of climate change, we encourage companies to set a credible, science-based decarbonization glidepath, with an interim and long- term target, that comprises all categories of material emissions and is consistent with the ambition to achieve net zero emissions by 2050 or sooner. For Climate Action 100+ companies we reserve the right to vote against the company chair where quantitative emission reduction targets have not been defined. We consider it to be best practice for companies to pursue validation from the Science Based Targets initiative (SBTi).
We generally support shareholder proposals asking for improved disclosure on climate risk management and we generally support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.
Other environmental shareholder proposals
For other environmental proposals covering themes including biodiversity, natural capital, deforestation, water usage, (plastic) packaging as well as palm oil, we take a case-by-case approach and will generally support proposals calling for companies to provide disclosure where this is additive to the company’s existing efforts, the proposed information pertains to a material impact and in our view is of benefit to investors. When voting on any shareholder proposals, we consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue.
SOCIAL TOPICS
Corporate culture, human capital, and diversity, equity, & inclusion
Through engagement we emphasize to management the importance of how they invest in and cultivate their human capital to perpetuate a strong culture. We assess culture holistically from an alignment of management incentives, responsiveness to employee feedback, evidence of an equitable and sound talent management strategy and commitment to diversity, equity, and inclusion. We value transparency and use of key performance indicators.
A well-articulated culture statement and talent attraction, retention and development strategy suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and assess whether they are implementing changes based on the feedback they receive. We consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.
We maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. One ongoing engagement issue that pertains to human capital management is diversity, equity, and inclusion. We seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company’s current demographics, so we look for a demonstrable diversity, equity, and inclusion (DEI) strategy that seeks to improve metrics over time and align management incentives accordingly. We expect companies in the US to publicly disclose their EEO-1 reporting and their strategy to create an inclusive, diverse, and equitable workplace. We see DEI practices as a material input to long-term performance, so as our clients’ fiduciaries, we seek to better understand how and to what extent a company’s approach to diversity is integrated with talent management at all levels. This is only possible when there is consistent, robust disclosure in place.
Gender and racial pay equity are important parts of our assessment of a company’s diversity efforts. Pay equity can impact shareholder value by exposing a company to challenges with recruiting & retaining talent, job dissatisfaction, workforce turnover, and costly lawsuits. Consequently, we may support proposals asking for improved transparency on a company’s gender and/or racial pay gap if existing disclosures are lagging best practice and if the company has not articulated its efforts to eliminate disparities and promote equal opportunities for women and minorities to advance to senior roles.
We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. See the Board Diversity section above for more on our approach.
Stakeholders and risk management
In recent years, discourse on opioids, firearms, and sexual harassment has brought the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities.
In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management, including racial equity audits.
Human rights
Following the 2015 passage of the UK’s Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. While human rights have been a part of our research and engagement in this context, we seek to assess companies’ exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. To help us assess company practices and drive more substantive engagement with companies on this issue, we will generally support proposals requesting enhanced disclosure on companies’ approach to mitigating the risk of human rights violations in their business.
Cybersecurity
Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies’ approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.
Political contributions and lobbying
We generally support proposals asking for board oversight of a company’s political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist. In assessing shareholder proposals focused on lobbying, we also focus on the level of transparency of existing disclosures and whether companies clearly explain how they will respond if policy engagement of trade association membership to which they belong do not align with company policy.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION
AllianceBernstein L.P.
The portfolio managers of the Small/Mid Cap Value Fund are James W. MacGregor and Erik A. Turenchalk.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
James W. MacGregor
Registered investment companies** ........	16	$5,321 million	0	$0
Other pooled investment vehicles ..........	49	$2,219 million	0	$0
Other accounts ........................	2,950	$8,564 million	1	$244 million
Erik A. Turenchalk
Registered investment companies** ........	9	$3,667 million	0	$0
Other pooled investment vehicles ..........	42	$1,318 million	0	$0
Other accounts ........................	50	$5,769 million	1	$244 million

*	The information provided is as of December 31, 2025.
**	Does not include the Small/Mid Cap Value Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the Small/Mid Cap Value Fund.
Conflicts of Interest:
As an investment adviser and fiduciary, AllianceBernstein owes its investment advisory clients a duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage, and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.
Approach to Handling Conflicts of Interest
When acting as a fiduciary, AllianceBernstein owes its investment advisory clients a duty of loyalty. This includes the duty to address – or at least disclose – conflicts of interest which may exist between different clients, between the firm and clients, or between its employees and clients. Where potential conflicts arise from AllianceBernstein’s fiduciary activities, it takes steps to mitigate, or at least disclose, them. Where AllianceBernstein’s activities do not involve fiduciary obligations – such as the level of client servicing it offers through each client channel – it reserves the right to act in accordance with its business judgment. Conflicts arising from fiduciary activities that AllianceBernstein cannot avoid (or chooses not to avoid) are mitigated through written policies that it believes protect the interests of its clients as a whole. In these cases – which include issues such as personal trading and client entertainment – regulators have generally prescribed detailed rules or principles for investment firms to follow. By complying with these rules and using robust compliance practices, AllianceBernstein believes it addresses these conflicts appropriately. Some potential conflicts are outside the scope of compliance monitoring. Identifying these conflicts requires careful and continuing consideration of the interaction of different products, business lines, operational processes, and incentive structures. These interactions are not static; changes in the firm’s activities can lead to new potential conflicts. Potential conflicts may also arise from new products or services, operational changes, new reporting lines, and market developments.

Conflicts Committee: To assist in this area, AllianceBernstein has appointed a Conflicts Committee, which is chaired by the firm’s Conflicts Officer. The Committee is comprised of compliance directors, firm counsel, and experienced business leaders, who review areas of change and assess the adequacy of controls. The work of AllianceBernstein’s Conflicts Committee is overseen by its Code of Ethics Oversight Committee.
Written Policies and Procedures: AllianceBernstein has an “Approach to Potential Conflicts” disclosure which summarizes the firm’s conflicts management plan. It is meant to provide AllianceBernstein’s employees, clients, and prospective clients with a summary description of the conflicts and potential conflicts it may encounter, and outlines the policies and procedures the firm maintains for managing those conflicts. For a more detailed account of the conflicts and AllianceBernstein’s approaches to handling those conflicts please refer to AllianceBernstein’s Form ADV Part 2A (“the ADV”). Both AllianceBernstein’s ADV and its Code of Ethics are available at www.alliancebernstein.com.
Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy, or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds. AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions (except transactions in U.S. Treasuries and open-end mutual funds) and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading. Employees must confirm annually that they have disclosed any potential conflicts of interest and that they are in compliance with the requirements associated with the firm’s Policy and Procedures.
The Code of Business Conduct and Ethics’s personal trading procedures are administered by the firm’s Legal and Compliance Department. The firm has established a Code of Ethics Oversight Committee, which is responsible for reviewing exceptions to and violations of the Code of Business Conduct and Ethics, as well as establishing new or amending rules as necessary. The members of that Committee are some of AllianceBernstein’s most senior personnel.
Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts, and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for AllianceBernstein’s clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.
Allocating Investment Opportunities
The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. AllianceBernstein’s policies and procedures require, among other things, objective allocation for limited investment opportunities (e.g., on a rotational basis) and documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, access to portfolio funds or other investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance, and investment restrictions or for other reasons.
AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2025.
AllianceBernstein’s compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for AllianceBernstein’s clients, including the Fund. AllianceBernstein also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.
Portfolio managers receive a base salary, incentive compensation, and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (ICAP). The ICAP awards vest over a three-year period. Deferred awards are paid in the form of restricted grants of the firm’s Master Limited Partnership Units, and award recipients have the ability to receive a portion of their awards in deferred cash. The amount of contributions to the 401(k) plan is determined at the sole discretion of AllianceBernstein. On an annual basis, AllianceBernstein endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.
The incentive portion of total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance. Qualitative factors are driven by contributions to the investment process and client success.
The quantitative component includes measures of absolute, relative, and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the Fund’s prospectus and versus peers over one-, three-, and five-year calendar periods, with more weight given to longer-time periods. Peer groups are chosen by Chief Investment Officers, who consult with the product management team to identify products most similar to AllianceBernstein’s investment style and most relevant within the asset class. Portfolio managers of the Fund do not receive any direct compensation based upon the investment returns of any individual client account, and compensation is not tied directly to the level or change in level of assets under management.
Among the qualitative components considered, the most important include thought leadership, collaboration with other investment colleagues, contributions to risk-adjusted returns of other portfolios in the firm, efforts in mentoring and building a strong talent pool, and being a good corporate citizen. Other factors can play a role in determining portfolio managers’ compensation, such as the complexity of investment strategies managed, volume of assets managed, and experience.
AllianceBernstein applies a leadership framework to clarify expectations and define how performance is measured. Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and AllianceBernstein.

American Century Investment Management, Inc.
The portfolio managers of the Mid Cap Value Fund are Nathan Rawlins, Kevin Toney, and Brian Woglom.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Nathan Rawlins
Registered investment companies** ........	8	$8,647,606,378	0	$0
Other pooled investment vehicles ..........	1	$765,697,054	0	$0
Other accounts ........................	4	$598,773,095	0	$0
Kevin Toney
Registered investment companies** ........	15	$21,602,343,002	0	$0
Other pooled investment vehicles ..........	5	$2,334,430,197	0	$0
Other accounts ........................	9	$1,763,379,997	0	$0
Brian Woglom
Registered investment companies** ........	18	$22,025,996,668	0	$0
Other pooled investment vehicles ..........	5	$2,334,430,197	0	$0
Other accounts ........................	7	$1,762,341,661	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Mid Cap Value Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the Mid Cap Value Fund.
The portfolio managers of the Small Company Value Fund are Ryan Cope and Jeff John.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ryan Cope
Registered investment companies** ........	6	$4,678,843,155	0	$0
Other pooled investment vehicles ..........	2	$930,637,623	0	$0
Other accounts ........................	6	$581,636,408	0	$0
Jeff John
Registered investment companies** ........	6	$4,678,843,155	0	$0
Other pooled investment vehicles ..........	2	$930,637,623	0	$0
Other accounts ........................	6	$581,636,408	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Small Company Value Fund.

Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the Small Company Value Fund.
The portfolio managers of the Sustainable Equity Fund are Rob Bove, Justin Brown, and Joe Reiland.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Rob Bove
Registered investment companies** ........	6	$5,188,275,837	0	$0
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	1	$652,555	0	$0
Justin Brown
Registered investment companies** ........	6	$20,963,809,633	0	$0
Other pooled investment vehicles ..........	1	$478,300,163	0	$0
Other accounts ........................	4	$872,942,695	0	$0
Joe Reiland
Registered investment companies** ........	7	$20,980,301,732	0	$0
Other pooled investment vehicles ..........	2	$716,986,798	0	$0
Other accounts ........................	4	$872,942,695	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Sustainable Equity Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the Sustainable Equity Fund.
Conflicts of Interest:
Certain conflicts of interest may arise in connection with American Century’s management of client portfolios with different investment strategies. Potential conflicts can include, for example, one investment strategy buying or selling a security while another has a different, potentially opposite, position in the same security. This may include one investment strategy taking a short position in the security of an issuer that is held long in another investment strategy (or vice versa). Other potential conflicts may arise with respect to the allocation of investment opportunities across client portfolios, which are discussed in more detail below. American Century has adopted policies and procedures that are designed to minimize the effects of these conflicts.
Management of American Century’s client portfolios is organized according to investment discipline and investment strategy. Investment disciplines include, for example, Disciplined Equity, Global Growth Equity (both U.S. and Global/Non-U.S.), Global Value Equity, Global Fixed Income, Multi-Asset Strategies, American Century Rules-Based ETF Strategies, Avantis Investors Strategies, and Private Investments. Within each investment discipline are one or more portfolio teams responsible for managing specific investment strategies, such as U.S. Disciplined Core Value, U.S. Small Cap Value, U.S. Large Cap Growth, Emerging Markets Equity, and U.S. Core Fixed Income. In some cases, a portfolio manager or team may be responsible for managing (or assisting in managing) multiple investment strategies within or across investment disciplines. Generally, client portfolios with similar investment strategies are managed by the same portfolio management team using similar investment objectives, approaches, and philosophies. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across client portfolios with similar investment strategies, which minimizes the potential for conflicts of interest. In addition, American Century maintains information barriers that restrict portfolio management teams within an investment discipline from having access to information regarding security positions, orders, or transactions in client portfolios or investment strategies in other investment disciplines. If a portfolio manager or team manages or assists in managing an investment strategy in another investment discipline, that portfolio manager or team will only have access to information relating to that investment strategy and not other investment strategies within that investment discipline. The information barriers are intended to aid in preventing the misuse of portfolio holdings information or trading activity in other investment disciplines. Portfolio managers or teams that manage (or assist in managing) investment strategies across investment disciplines will not allow their access to portfolio holdings and/or trading information in one investment discipline to in any way impact decisions they make for client portfolios in other investment disciplines.
For each investment strategy, one portfolio is generally designated as the “policy portfolio.” Other portfolios with similar investment objectives, guidelines, and restrictions, if any, are referred to as “tracking portfolios.” When managing policy and tracking portfolios, a portfolio team typically purchases and sells securities across all portfolios that the team manages. American Century’s trading systems include various order entry programs that assist in the management of multiple portfolios, such as the ability to purchase or sell the same relative amount of one security across several funds. In some cases a tracking portfolio may have additional restrictions or limitations that cause it to be managed separately from the policy portfolio. Portfolio managers make purchase and sale decisions for such portfolios alongside the policy portfolio to the extent the overlap is appropriate, and separately, if the overlap is not.
American Century may aggregate orders to purchase or sell the same security for multiple portfolios when it believes such aggregation is consistent with its duty to seek best execution on behalf of its clients. Orders of certain client portfolios may, by investment restriction or otherwise, be determined not available for aggregation. American Century has adopted policies and procedures to minimize the risk that a client portfolio could be systematically advantaged or disadvantaged in connection with the aggregation of orders. To the extent equity trades are aggregated, shares purchased or sold are generally allocated to the participating portfolios pro rata based on order size. Because IPOs are usually available in limited supply and in amounts too small to permit across-the-board pro rata allocations, American Century has adopted special procedures designed to promote a fair and equitable allocation of IPO securities among clients over time. A centralized trading desk executes all fixed income securities transactions for Avantis ETFs and mutual funds. For all other funds in the American Century complex, portfolio teams are responsible for executing fixed income trades with broker/dealers in a predominantly dealer marketplace. Trade allocation decisions are made by the portfolio manager at the time of trade execution and orders entered on the fixed income order management system. There is an ethical wall between the Avantis trading desk and all other American Century traders. American Century’s Global Head of Trading monitors all trading activity for best execution and to make sure no set of clients is being systematically disadvantaged.
Finally, investment of American Century’s corporate assets in proprietary accounts may raise additional conflicts of interest. To mitigate these potential conflicts of interest, American Century has adopted policies and procedures intended to provide that trading in proprietary accounts is performed in a manner that does not give improper advantage to American Century to the detriment of client portfolios.
Compensation:
American Century portfolio manager compensation is structured to align the interests of portfolio managers with those of the shareholders whose assets they manage. For the fiscal year ended December 31, 2025, it includes the components described below, each of which is determined with reference to a number of factors such as overall performance, market competition, and internal equity.
Base Salary
Portfolio managers receive base pay in the form of a fixed annual salary.
Bonus
A significant portion of portfolio manager compensation takes the form of an annual incentive bonus which is determined by a combination of factors. One factor is investment performance of funds a portfolio manager manages. For most American Century mutual funds, investment performance is generally measured by a combination of one-, three-, and five-year pre-tax performance relative to various benchmarks (the Russell Midcap® Value Index is used for purposes of the Mid Cap Value Fund, the Russell 2000® and/or internally-customized peer groups. The performance comparison periods may be adjusted based on a fund’s inception date or a portfolio manager’s tenure on the fund. Custom peer groups are constructed using all the funds in the indicated categories as a starting point. Funds are then eliminated from the peer group based on a standardized methodology designed to result in a final peer group that is both more stable over the long term (i.e., has less peer turnover) and that more closely represents the fund’s true peers based on internal investment mandates.

Portfolio managers may have responsibility for multiple American Century products. In such cases, the performance of each is assigned a percentage weight appropriate for the portfolio manager’s relative levels of responsibility.
Portfolio managers also may have responsibility for other types of managed portfolios or ETFs. This is the case for the Mid Cap Value Fund, Small Company Value Fund, and Sustainable Equity Fund. If the performance of a managed account or ETF is considered for purposes of compensation, it is generally measured via the same criteria as an American Century mutual fund (i.e., relative to the performance of a benchmark and/or peer group). Performance of the Mid Cap Value Fund, Small Company Value Fund, and Sustainable Equity Fund are not separately considered in determining portfolio manager compensation.
A second factor in the bonus calculation relates to the performance of all American Century products managed according to a particular investment style, such as global growth equity, global value equity, disciplined equity, global fixed-income, and multi-asset strategies. The composite for certain portfolio managers may include multiple disciplines. The performance of American Century ETFs may also be included for certain investment disciplines.
Performance is measured for each product individually as described above and then combined to create an overall composite for the product group. These composites may measure one-year performance (equal weighted) or a combination of one-, three-, and five-year performance (equal or asset weighted) depending on the portfolio manager’s responsibilities and products managed and the composite for certain portfolio managers may include multiple disciplines. This feature is designed to encourage effective teamwork among fund management teams in achieving long-term investment success for similarly styled portfolios.
Portfolio managers’ bonuses may be discretionary and may be tied to factors such as profitability or individual performance goals, such as research projects and the development of new products.
Restricted Stock Plans
Portfolio managers are eligible for grants of restricted stock of American Century Companies, Inc. (“ACC”). These grants are discretionary, and eligibility and availability can vary from year to year. The size of an individual’s grant is determined by individual and product performance as well as other product-specific considerations such as profitability. Grants can appreciate/depreciate in value based on the performance of the ACC stock during the restriction period (generally three to four years).
Deferred Compensation Plans
Portfolio managers are eligible for grants of deferred compensation. These grants are used in limited situations, primarily for retention purposes. Grants are fixed and can appreciate/depreciate in value based on the performance of the American Century mutual funds in which the portfolio manager chooses to invest them.

Barrow, Hanley, Mewhinney & Strauss, LLC
The portfolio managers of the Income & Growth Fund are Mark Giambrone, Brad Kinkelaar, Michael B. Nayfa, Terry L. Pelzel, Luis P. Rhi, and Brian F. Quinn.
Other Accounts Managed:

	Number of Accounts Managed[1]	Total Assets[1]	Number of Accounts Managed for which Advisory Fee is Performance- Based[1]	Total Assets[1]
Mark Giambrone[2]
Registered investment companies[3] ..........	8	$5,284.3 million	0	$0
Other pooled investment vehicles ..........	2	$333.1 million	0	$0
Other accounts ........................	44	$8,132.4 million	0	$0
Brad Kinkelaar[4]
Registered investment companies[3] ..........	4	$1,544.7 million	1	$175.7 million
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	7	$2,649.9 million	0	$0
Michael B. Nayfa[5]
Registered investment companies[3] ..........	2	$2,180.4 million	0	$0
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	4	$1,697.3 million	0	$0
Terry L. Pelzel[6]
Registered investment companies[3] ..........	3	$2,236.7 million	0	$0
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	6	$1,839.9 million	0	$0
Brian F. Quinn[7]
Registered investment companies[3] ..........	0	$0	0	$0
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	4	$146.0 million	0	$0
Luis P. Rhi[8]
Registered investment companies[3] ..........	0	$0	0	$0
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	0	$0	0	$0

1	The information provided is as of December 31, 2025.
2	Mr. Giambrone is a member of various other value equity teams managing 63 other accounts and $16.9 billion.
3	Does not include the Income & Growth Fund.
4	Mr. Kinkelaar is a member of various other value equity teams managing 29 other accounts and $13 billion.
5	Mr. Nayfa is a member of various other value equity teams managing 17 other accounts and $11.6 billion.
6	Mr. Pelzel is a member of various other value equity teams managing 23 other accounts and $12 billion.
7	Mr. Quinn is a member of various other value equity teams managing 12 other accounts and $884 million.
8	Mr. Rhi did not manage any accounts as of December 31, 2025.
Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the Income & Growth Fund.

Conflicts of Interest:
Actual or potential conflicts of interest may arise when a portfolio manager has management responsibilities for more than one account (including the Income & Growth Fund, other mutual fund, CLO, or private fund accounts). When one client has a relationship or fee arrangement with the adviser that is more valuable or could accelerate the fees due to the adviser than another client’s, the adviser might have an incentive to favor that client when allocating investment opportunities among multiple client accounts. Barrow Hanley manages potential conflicts between funds, CLOs, and/or other types of accounts through trade allocation policies and procedures, internal review processes, and oversight by the CCO, directors, and independent third parties. Barrow Hanley’s investment management and trading policies are designed to address potential conflicts in situations where two or more funds, CLOs, or accounts participate in investment decisions involving the same securities or issuer.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2025.
The compensation of Barrow Hanley’s investment professionals is tied to their overall contribution to the success of its clients’ investment results, as well as the success of Barrow Hanley. In addition to base salary, all portfolio managers and analysts are eligible to participate in a bonus pool. The amount of bonus compensation is based on quantitative and qualitative factors and may be substantially higher than an investment professional’s base compensation.
Portfolio managers and analysts are evaluated on the value each adds to the overall investment process and performance. Contributions in other areas are also considered, such as meetings with clients and consultants, leadership and mentoring, and many other factors.
The final component of compensation of key employees, including portfolio managers and analysts, is their interests in Barrow Hanley’s equity plan. Each quarter, equity owners receive a share of the firm’s profits in the form of a distribution, which is related to the performance of the entire firm.

BlackRock Investment Management, LLC
The portfolio managers of the Equity Index Fund are Jennifer Hsui and Peter Sietsema.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jennifer Hsui
Registered investment companies** ........	371	$3.24 trillion	0	$0
Other pooled investment vehicles ..........	93	$104.6 billion	0	$0
Other accounts ........................	0	$0	0	$0
Peter Sietsema
Registered investment companies** ........	370	$3.24 trillion	0	$0
Other pooled investment vehicles ..........	214	$1.29 trillion	0	$0
Other accounts ........................	136	$891.1 billion	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Equity Index Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the Equity Index Fund.
Conflicts of Interest:
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this Fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2025.
BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base Compensation
Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Ms. Hsui and Mr. Sietsema is not measured against a specific benchmark.
Distribution of Discretionary Incentive Compensation
Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.
Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.
For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits
In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3 – 5% of eligible compensation up to the IRS limit ($350,000 for 2025). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

FIAM LLC
The portfolio managers of the Core Plus Bond Fund are Jared Beckerman, Brian Day, Celso Muñoz, Michael Plage, Julian Potenza, and Stacie Ware.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jared Beckerman
Registered investment companies** ........	20	$15,053 million	0	$0
Other pooled investment vehicles ..........	4	$2,914 million	0	$0
Other accounts ........................	7	$501 million	0	$0
Brian Day
Registered investment companies** ........	20	$228,659 million	0	$0
Other pooled investment vehicles ..........	18	$39,258 million	0	$0
Other accounts ........................	27	$19,224 million	0	$0
Celso Muñoz
Registered investment companies** ........	21	$228,708 million	0	$0
Other pooled investment vehicles ..........	18	$39,258 million	0	$0
Other accounts ........................	27	$19,224 million	0	$0
Michael Plage
Registered investment companies** ........	20	$228,659 million	0	$0
Other pooled investment vehicles ..........	16	$38,498 million	0	$0
Other accounts ........................	27	$19,224 million	0	$0
Julian Potenza
Registered investment companies** ........	16	$35,542 million	0	$0
Other pooled investment vehicles ..........	6	$22,124 million	0	$0
Other accounts ........................	51	$20,434 million	0	$0
Stacie Ware
Registered investment companies** ........	21	$228,708 million	0	$0
Other pooled investment vehicles ..........	19	$42,177 million	0	$0
Other accounts ........................	27	$19,224 million	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Core Plus Bond Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the Core Plus Bond Fund.
Conflicts of Interest:
A portfolio manager’s compensation plan may give rise to potential conflicts of interest. Although investors in a fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager’s compensation is linked to the pre-tax performance of a fund, rather than its after-tax performance. A portfolio manager’s base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate time and investment ideas across multiple funds and accounts. In addition, a fund’s trade allocation policies and procedures may give rise to conflicts of interest if the fund’s orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund’s Code of Ethics.
Portfolio managers may receive interests in certain funds or accounts managed by FIAM or one of its affiliated advisers (collectively, “Proprietary Accounts”). A conflict of interest situation is presented where a portfolio manager considers investing a client account in securities of an issuer in which FIAM, its affiliates, or their (or their fund clients’) respective directors, officers, or employees already hold a significant position for their own account, including positions held indirectly through Proprietary Accounts. Because the 1940 Act, as well as other applicable laws and regulations, restricts certain transactions between affiliated entities or between an advisor and its clients, client accounts managed by FIAM or its affiliates, including accounts subadvised by third parties, are, in certain circumstances, prohibited from participating in offerings of such securities (including initial public offerings and other offerings occurring before or after an issuer’s initial public offering) or acquiring such securities in the secondary market. For example, ownership of a company by Proprietary Accounts has, in certain situations, resulted in restrictions on FIAM’s and its affiliates’ client accounts’ ability to acquire securities in the company’s initial public offering and subsequent public offerings, private offerings, and in the secondary market, and additional restrictions could arise in the future; to the extent such client accounts acquire the relevant securities after such restrictions are subsequently lifted, the delay could affect the price at which the securities are acquired.
A conflict of interest situation is presented when FIAM or its affiliates acquire, on behalf of their client accounts, securities of the same issuers whose securities are already held in Proprietary Accounts, because such investments could have the effect of increasing or supporting the value of the Proprietary Accounts. A conflict of interest situation also arises when FIAM investment advisory personnel consider whether client accounts they manage should invest in an investment opportunity that they know is also being considered by an affiliate of FIAM for a Proprietary Account, to the extent that not investing on behalf of such client accounts improves the ability of the Proprietary Account to take advantage of the opportunity. FIAM has adopted policies and procedures and maintains a compliance program designed to help manage such actual and potential conflicts of interest.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2025.
Each portfolio manager’s base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of Messrs. Day’s, Muñoz’s, Plage’s, and Potenza’s and Ms. Ware’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate’s taxable bond funds and accounts. The pre-tax investment performance of Messrs. Day’s, Muñoz’s, Plage’s, and Potenza’s and Ms. Ware’s fund(s) and account(s) is weighted according to his or her tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his or her tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his or her tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of Messrs. Day’s, Muñoz’s, Plage’s, and Potenza’s and Ms. Ware’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Messrs. Day’s, Muñoz’s, Plage’s, and Potenza’s and Ms. Ware’s bonus that is linked to the investment performance of MML Core Plus Bond is based on the pre-tax investment performance of the Fund measured against the Bloomberg U.S. Aggregate Bond Index.
The primary components of Mr. Beckerman’s bonus are based on (i) the pre-tax investment performance of the portfolio manager’s fund(s) and account(s) measured against a benchmark index or a peer group, if applicable assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate’s high yield funds and accounts. The pre-tax investment performance of Mr. Beckerman’s fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager’s tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or a peer group, if applicable. A smaller, subjective component of Mr. Beckerman’s bonus is based on the portfolio manager’s overall contribution to management of FIAM or its affiliates. The portion of Mr. Beckerman’s bonus that is linked to the investment performance of MML Core Plus Bond is based on the pre-tax investment performance of the Fund’s assets the portfolio manager manages measured against the eVestment Alliance High Yield peer group.

Invesco Advisers, Inc.
The portfolio manager of the Global Fund is John Delano.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John Delano
Registered investment companies** ........	8	$14,539.5 million	0	$0
Other pooled investment vehicles ..........	5	$1,486.9 million	0	$0
Other accounts ........................	5***	$7.5 million	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Global Fund.
***	These are accounts of individual investors for which Invesco Advisers provides investment advice. Invesco Advisers offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
Ownership of Securities:
As of December 31, 2025, the portfolio manager did not own any shares of the Global Fund.
The portfolio managers of the Main Street Equity Fund are Manind Govil and Benjamin Ram.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Manind Govil
Registered investment companies** ........	2	$11,987.1 million	0	$0
Other pooled investment vehicles ..........	1	$215.3 million	0	$0
Other accounts ........................	61***	$22.7 million	0	$0
Benjamin Ram
Registered investment companies** ........	4	$16,453.4 million	0	$0
Other pooled investment vehicles ..........	1	$215.3 million	0	$0
Other accounts ........................	61***	$22.7 million	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Main Street Equity Fund.
***	These are accounts of individual investors for which Invesco Advisers provides investment advice. Invesco Advisers offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the Main Street Equity Fund.

Conflicts of Interest:
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or other account. More specifically, portfolio managers who manage multiple funds and/or other accounts may be presented with one or more of the following potential conflicts:

•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. Invesco Advisers seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other funds and/or accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. To deal with these situations, Invesco Advisers has adopted procedures for allocating portfolio transactions across multiple accounts.

•
Invesco Advisers determines which broker to use to execute each order for securities transactions for the funds, consistent with its duty to seek best execution of the transaction. However, for certain funds and/or accounts (such as mutual funds for which Invesco Advisers or an affiliate acts as subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco Advisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a fund and/or account in a particular security may be placed separately from, rather than aggregated with, other funds and/or accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the fund(s) or other account(s) involved.

•
The appearance of a conflict of interest may arise where Invesco Advisers has an incentive, such as a performance-based management fee, which relates to the management of one fund or account but not all funds and accounts for which a portfolio manager has day-to-day management responsibilities.

•
In the case of a fund-of-funds arrangement, including where a portfolio manager manages both the investing fund and an affiliated underlying fund in which the investing fund invests or may invest, a conflict of interest may arise if the portfolio manager of the investing fund receives material nonpublic information about the underlying fund. For example, such a conflict may restrict the ability of the portfolio manager to buy or sell securities of the underlying fund, potentially for a prolonged period of time, which may adversely affect the investing fund.

Invesco Advisers has adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2025.
Invesco Advisers seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive cash bonus opportunity, and a deferred compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive fund performance. Invesco Advisers evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:
Base Salary
Each portfolio manager is paid a base salary. In setting the base salary, Invesco Advisers’ intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus
The portfolio managers are eligible, along with other employees of Invesco Advisers, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the firm-wide bonus pool based upon progress against strategic objectives and annual operating plan, including investment performance, revenues, enterprise expectations, and financial results. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e., investment performance and revenues) and non-quantitative factors (which may include, but are not limited to, enterprise expectations, individual performance, risk management, and teamwork).
Each portfolio manager’s compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
Table 1

Subadviser	Performance time period[1]
Invesco Advisers[2] ................................................	One-, Three-, and Five-year performance against fund peer group or Market Index.

1	Rolling time periods are measured from October 1st to September 30th.
2	Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four-year period.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
Deferred/Long Term Compensation. Portfolio managers may be granted a deferred compensation award based on a firm-wide bonus pool approved by the Compensation Committee of Invesco Ltd. Deferred compensation awards largely take the form of long-term awards (LTA) which consist of fund deferral (LTF) and equity (LTE). Fund deferrals are notionally invested in certain Invesco funds selected by the portfolio manager and are settled in cash. Equity awards are settled in Invesco Ltd. common shares. Deferred compensation awards have a four-year ratable vesting schedule. The vesting period aligns the interests of the portfolio managers with the long-term interests of clients and shareholders and encourages retention.
Retirement and health and welfare arrangements. Portfolio managers are eligible to participate in retirement and health and welfare plans and programs that are available generally to all employees.

J.P. Morgan Investment Management Inc.
The portfolio managers of the U.S. Research Enhanced Equity Fund are Tim Snyder and Raffaele Zingone.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Tim Snyder
Registered investment companies** .	7	$16,735.99 million	0	$0
Other pooled investment vehicles ...	5	$4,092.72 million	0	$0
Other accounts .................	21	$28,650.35 million	5	$ 2,561.32 million
Raffaele Zingone
Registered investment companies** .	17	$99,302.66 million	0	$0
Other pooled investment vehicles ...	19	$34,849.74 million	0	$0
Other accounts .................	30	$33,696.92 million	7	$3,903.86 million

*	The information provided is as of December 31, 2025. The total value and number of accounts managed by a portfolio manager may include sub-accounts of asset allocation, multi-managed, and other accounts.
**	Does not include the U.S. Research Enhanced Equity Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the U.S. Research Enhanced Equity Fund.
Conflicts of Interest:
J.P. Morgan and/or its affiliates provide an array of discretionary and non-discretionary investment management services and products to institutional clients (including third-party registered investment companies (“Funds”)) and individual investors. The following describes potential and actual conflicts of interest that J.P. Morgan can face in the operation of its investment management services. This section is not, and is not intended to be, a complete enumeration or explanation of all of the potential conflicts of interest that may arise. Additional information about potential conflicts of interest regarding J.P. Morgan is set forth in J.P. Morgan’s Form ADV. A copy of Part 1 and Part 2A of J.P. Morgan’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
Acting for Multiple Clients. The potential for conflicts of interest exists when portfolio managers manage a fund and other accounts with similar investment objectives and strategies as the fund (“Other Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities. Responsibility for managing J.P. Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach, and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.
In general, J.P. Morgan faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when Funds or Other Accounts engage in short sales of the same securities held by a Fund, J.P. Morgan could be seen as harming the performance of a Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which a Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which a Fund has also invested and these activities could have an adverse effect on the Fund. For example, if a Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Fund invests may use the proceeds of the Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by J.P. Morgan or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts, or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by J.P. Morgan or Other Accounts.
Positions taken by Other Accounts may also dilute or otherwise negatively affect the values, prices, or investment strategies associated with positions held by a Fund. For example, this may occur when investment decisions for a Fund are based on research or other information that is also used to support portfolio decisions by J.P. Morgan for Other Accounts following different investment strategies or by affiliates in managing their clients’ accounts. When an Other Account or an account managed by an affiliate implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for a Fund (whether or not the portfolio decisions emanate from the same research analysis or other information), market impact, liquidity constraints, or other factors could result in the Fund receiving less favorable investment results, and the costs of implementing such portfolio decisions or strategies could be increased or the Fund could otherwise be disadvantaged.
Investment opportunities that are appropriate for a Fund may also be appropriate for Other Accounts and there is no assurance the Fund will receive an allocation of all or a portion of those investments it wishes to pursue. J.P. Morgan’s management of an Other Account that pays it a performance fee or a higher management fee and follows the same or similar strategy as a Fund or invests in substantially similar assets as a Fund, creates an incentive for J.P. Morgan to favor the account paying it the potentially higher fee, e.g., in placing securities trades.
J.P. Morgan and its affiliates, and any of their directors, partners, officers, agents, or employees, also buy, sell, or trade securities for their own accounts or the proprietary accounts of J.P. Morgan and/or an affiliate. J.P. Morgan and/or an affiliate, within their discretion, may make different investment decisions and take other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, J.P. Morgan is not required to purchase or sell for any client account securities that it, an affiliate, or any of its employees may purchase or sell for their own accounts or the proprietary accounts of J.P. Morgan, or an affiliate, or its clients. J.P. Morgan, its affiliates, and their respective directors, officers, and employees face a conflict of interest as they will have income or other incentives to favor their own accounts or proprietary accounts.
Preferential Treatment. J.P. Morgan receives more compensation with respect to certain Funds or Other Accounts than it receives with respect to a Fund, or receives compensation based in part on the performance of certain accounts. This creates a conflict of interest for J.P. Morgan and its portfolio managers by providing an incentive to favor those accounts. Actual or potential conflicts of interest also arise when a portfolio manager has management responsibilities to more than one account or Fund, such as devotion of unequal time and attention to the management of the Funds or accounts.
Allocation and Aggregation. Potential conflicts of interest also arise with both the aggregation of trade orders and allocation of securities transactions or investment opportunities. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability, and allocation of investment opportunities raise a potential conflict of interest because J.P. Morgan has an incentive to allocate trades or investment opportunities to certain accounts or Funds. For example, J.P. Morgan has an incentive to cause accounts it manages to participate in an offering where such participation could increase J.P. Morgan’s overall allocation of securities in that offering. When J.P. Morgan serves as subadviser (or investment adviser) to an underlying fund, as well as certain funds of funds, it faces certain potential conflicts of interest when allocating the assets of the subadvised funds of fund among its underlying Funds. For example, J.P. Morgan has an incentive to allocate assets of the fund of funds to seed a new fund or to allocate to an underlying fund that is small, pays higher fees to J.P. Morgan, or to which J.P. Morgan has provided seed capital.

Overall Position Limits. Potential conflicts of interest also exist when J.P. Morgan maintains certain overall investment limitations on positions in securities or other financial instruments due to, among other things, investment restrictions imposed upon J.P. Morgan by law, regulation, contract, or internal policies. These limitations have precluded and, in the future could preclude, a Fund from purchasing particular securities or financial instruments, even if the securities or financial instruments would otherwise meet the Fund’s objectives. For example, there are limits on the aggregate amount of investments by affiliated investors in certain types of securities that may not be exceeded without additional regulatory or corporate consent. There also are limits on the writing of options by a Fund that could be triggered based on the number of options written by J.P. Morgan on behalf of other investment advisory clients. If certain aggregate ownership thresholds are reached or certain transactions are undertaken, the ability of a Fund to purchase or dispose of investments, or exercise rights or undertake business transactions, will be restricted.
The goal of J.P. Morgan and its affiliates is to meet its fiduciary obligation with respect to all clients. J.P. Morgan and its affiliates have policies and procedures that seek to manage conflicts. J.P. Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions, and compliance with J.P. Morgan’s Codes of Ethics and JPMorgan Chase and Co.’s Code of Conduct. With respect to the allocation of investment opportunities, J.P. Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:
Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with J.P. Morgan’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.
If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. J.P. Morgan attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality, and liquidity in the good faith judgment of J.P. Morgan so that fair and equitable allocation will occur over time.
Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However J.P. Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of J.P. Morgan or its affiliates so that fair and equitable allocation will occur over time.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2025.
J.P. Morgan’s compensation programs are designed to align the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished, in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.
The compensation framework for J.P. Morgan portfolio managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation – base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase & Co. Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.
The performance dimensions for portfolio managers are evaluated annually based on several factors that drive investment outcomes and value—aligned with client objectives—including, but not limited to:

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Investment performance, generally weighted more to the long-term, with specific consideration for portfolio managers of investment performance relative to competitive indexes or peers over one-, three-, five-, and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the portfolio managers success in tracking such index;

•	The scale and complexity of their investment responsibilities;

•	Individual contribution relative to the client’s risk and return objectives;

•	Business results, as informed by investment performance; risk, controls, and conduct objectives; client/customer/stakeholder objectives, teamwork, and leadership objectives; and

•
Adherence with J.P. Morgan’s compliance, risk, regulatory, and client fiduciary responsibilities, including, as applicable, adherence to the J.P. Morgan Asset Management Sustainability Risk Integration Policy, which contains relevant financially material ESG factors that are intended to be assessed in investment decision-making.

In addition to the above performance dimensions, the firm-wide pay-for-per performance framework is integrated into the final assessment of incentive compensation for an individual portfolio manager. Feedback from J.P. Morgan’s risk and control professionals is considered in assessing performance and compensation.
Portfolio managers are subject to a mandatory deferral of long-term incentive compensation under J.P. Morgan’s “MIP.” In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the portfolio manager’s pay with that of the client’s experience/return.
For portfolio managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the portfolio manager.
For the portion of long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the portfolio manager manages, as determined by the employee’s respective manager and reviewed by senior management.
In addition, named portfolio managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).
To hold individuals responsible for taking risks inconsistent with J.P. Morgan’s risk appetite and to discourage future imprudent behavior, J.P. Morgan has policies and procedures that enable it to take prompt and proportionate actions with respect to accountable individuals, including:

•	Reducing or altogether eliminating annual incentive compensation;

•	Canceling unvested awards (in full or in part);

•	Clawback/recovery of previously paid compensation (cash and/or equity);

•	Demotion, negative performance rating or other appropriate employment actions; and

•	Termination of employment.

The precise actions J.P. Morgan takes with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event, and the impact on J.P. Morgan.
In evaluating each portfolio manager’s performance with respect to the accounts he or she manages, J.P. Morgan uses the following indexes as benchmarks to evaluate the performance of the portfolio manager with respect to the accounts:

Fund	Benchmark
U.S. Research Enhanced Equity Fund ..................	S&P 500 Total Return Index

Loomis, Sayles & Company, L.P.
The portfolio manager of the Large Cap Growth Fund is Aziz V. Hamzaogullari.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Aziz V. Hamzaogullari
Registered investment companies** ........	18	$32.8 billion	0	$0
Other pooled investment vehicles ..........	21	$21.2 billion	3	$555.6 million
Other accounts ........................	157	$42.9 billion	1	$375.1 million

*	The information provided is as of December 31, 2025.
**	Does not include the Large Cap Growth Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio manager did not own any shares of the Large Cap Growth Fund.
Conflicts of Interest:
Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund(s) and other accounts managed by the portfolio manager. A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that pay higher fees, accounts that pay performance-based fees, accounts of affiliated companies, and accounts in which the portfolio manager has an interest. In addition, due to differences in the investment strategies or restrictions among the Fund(s) and a portfolio manager’s other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund(s). Although such favorable treatment could lead to more favorable investment opportunities or allocations for some accounts and may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time and resources, Loomis Sayles strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. Furthermore, Loomis Sayles makes investment decisions for all accounts (including institutional accounts, mutual funds, hedge funds, and affiliated accounts) based on each account’s investment objective, investment guidelines, and restrictions, the availability of other comparable investment opportunities, and Loomis Sayles’ desire to treat all accounts fairly and equitably over time. Loomis Sayles maintains Trade Allocation and Aggregation Policies and Procedures to mitigate the effects of these potential conflicts as well as other types of conflicts of interest. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises or that Loomis Sayles will treat all accounts identically. Conflicts of interest also arise to the extent a portfolio manager short sells a stock or otherwise takes a short position in one client account but holds that stock long in other accounts, including the Fund(s), or sells a stock for some accounts while buying the stock for others, and through the use of “soft dollar arrangements,” which are discussed in Loomis Sayles’ Brokerage Allocation Policies and Procedures and Loomis Sayles’ Trade Aggregation and Allocation Policies and Procedures.
Compensation:
The discussion below describes the portfolio manager’s compensation as of December 31, 2025.
Loomis Sayles believes that portfolio manager compensation should be driven primarily by the delivery of consistent and superior long-term performance for its clients. Mr. Hamzaogullari’s compensation has four components: a competitive base salary, an annual incentive bonus driven by investment performance, participation in a long-term incentive plan (with an annual and a post-retirement payout), and a revenue sharing bonus if certain revenue thresholds and performance hurdles are met. Maximum variable compensation potential is a multiple of base salary and reflects performance achievements relative to peers with similar disciplines. The performance review considers the asset class, manager experience, and maturity of the product. The incentive compensation is based on trailing strategy performance and is weighted at one third for the three-year period, one third for the five-year period, and one third for the ten-year period. He also receives performance based compensation as portfolio manager for a private investment fund. Loomis Sayles’ senior management reviews the components annually.
In addition, Mr. Hamzaogullari participates in the Loomis Sayles profit sharing plan, in which Loomis Sayles makes a contribution to the retirement plan of each employee based on a percentage of base salary (up to a maximum amount). He may also participate in the Loomis Sayles deferred compensation plan which requires all employees to defer 50% of their annual bonus if in excess of a certain dollar amount, except for those employees who will be age 61 or older on the date the bonus is awarded. These amounts are deferred over a two year period with 50% being paid out one year from the bonus anniversary date and the second 50% being paid out two years from the bonus anniversary date. These deferrals are deposited into an investment account on the employee’s behalf, but the employee must be with Loomis Sayles on the vesting dates in order to receive the deferred bonus.

Massachusetts Financial Services Company
The portfolio managers of the International Equity Fund are Filipe Benzinho, Daniel Ling, and Harry Purcell. Mr. Ling is expected to retire from MFS on June 30, 2026.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Filipe Benzinho
Registered investment companies** ........	7	$34,175,534,089	0	$0
Other pooled investment vehicles ..........	5	$14,027,994,083	0	$0
Other accounts ........................	28	$8,651,121,336	0	$0
Daniel Ling
Registered investment companies** ........	7	$34,175,534,089	0	$0
Other pooled investment vehicles ..........	5	$14,027,994,083	0	$0
Other accounts ........................	28	$8,651,121,336	0	$0
Harry Purcell
Registered investment companies** ........	7	$34,175,534,089	0	$0
Other pooled investment vehicles ..........	5	$14,027,994,083	0	$0
Other accounts ........................	28	$8,651,121,336	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the International Equity Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the International Equity Fund.
Conflicts of Interest:
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both a fund and other accounts, and has adopted policies and procedures reasonably designed to address such potential conflicts. There is no guarantee that MFS will be successful in identifying or mitigating conflicts of interest.
The management of multiple funds and accounts (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons, and fees, as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. In certain instances, there are securities which are suitable for a fund’s portfolio as well as for one or more other accounts advised by MFS or its subsidiaries (including accounts in which MFS, an affiliate, an employee, an officer, or a director has an interest). MFS’ trade allocation policies could have a detrimental effect on a fund if the fund’s orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts advised by MFS or its subsidiaries. A portfolio manager may execute transactions for another fund or account that may adversely affect the value of a fund’s investments. Investments selected for funds or accounts other than a particular fund may outperform investments selected for that fund.
When two or more accounts are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each over time. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or availability of a security with respect to a fund.

MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than a fund; for instance, those that pay a higher advisory fee and/or have a performance adjustment, those that include an investment by the portfolio manager, and/or those in which MFS, its affiliates, its employees, its officers, and/or its directors own or have an interest.
To the extent permitted by applicable law, certain accounts may invest their assets in other accounts advised by MFS or its affiliates, including accounts that are advised by one or more of the same portfolio manager(s), which could result in conflicts of interest relating to asset allocation, timing of purchases and redemptions, and increased profitability for MFS, its affiliates, and/or its personnel, including portfolio managers.
Compensation:
MFS’ philosophy is to align portfolio manager compensation with the goal to provide shareholders with long-term value through a collaborative investment process. Therefore, MFS uses long-term investment performance as well as contribution to the overall investment process and collaborative culture as key factors in determining portfolio manager compensation. In addition, MFS seeks to maintain total compensation programs that are competitive in the asset management industry in each geographic market where it has employees. MFS uses competitive compensation data to ensure that compensation practices are aligned with its goals of attracting, retaining, and motivating the highest-quality professionals.
MFS reviews portfolio manager compensation annually. In determining portfolio manager compensation, MFS uses quantitative means and qualitative means to help ensure a durable investment process. As of December 31, 2025, portfolio manager total cash compensation is a combination of base salary and performance bonus:

•	Base Salary — Base salary generally represents a smaller percentage of portfolio manager total cash compensation than performance bonus.

•	Performance Bonus — Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.

The performance bonus is based on a combination of quantitative and qualitative factors, generally with more weight given to the former and less weight given to the latter.
The quantitative portion is primarily based on the pre-tax performance of accounts managed by the portfolio manager over a range of fixed-length time periods, intended to provide the ability to assess performance over time periods consistent with a full market cycle and a strategy’s investment horizon. The fixed-length time periods include the portfolio manager’s full tenure on each fund/strategy and, when available, 10-, 5-, and 3-year periods. For portfolio managers who have served for less than three years, shorter-term periods, including the one-year period, will also be considered, as will performance in previous roles, if any, held at the firm. Emphasis is generally placed on longer performance periods when multiple performance periods are available. Performance is evaluated across the full set of strategies and portfolios managed by a given portfolio manager, relative to appropriate peer group universes and/or representative indexes (“benchmarks”). As of December 31, 2025, the following benchmarks were used to measure the following portfolio managers’ performance for the International Equity Fund and/or MassMutual and MFS Funds managed in a substantially similar strategy to the portion of the Fund managed by the portfolio managers, unless otherwise indicated:

Portfolio Manager	Benchmark(s)
Filipe Benzinho ...................................	MSCI EAFE Index (net div)
Daniel Ling ......................................	MSCI EAFE Index (net div)
Harry Purcell .....................................	MSCI EAFE Index (net div)
Benchmarks may include versions and components of indexes, custom indexes, and linked indexes that combine performance of different indexes for different portions of the time period, where appropriate.
The qualitative portion is based on the results of an annual internal peer review process (where portfolio managers are evaluated by other portfolio managers, analysts, and traders) and management’s assessment of overall portfolio manager contributions to the MFS investment process and the client experience (distinct from fund and other account performance).

The performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management. A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may, but is not required to, be a fund that is managed by the portfolio manager.
MFS Equity Plan — Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager’s compensation depends upon the length of the individual’s tenure at MFS and salary level, as well as other factors.

Thompson, Siegel & Walmsley LLC
The portfolio managers of the Foreign Fund are Brandon H. Harrell and Stedman D. Oakey.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brandon H. Harrell
Registered investment companies** ........	5	$6,985.9 million	0	$0
Other pooled investment vehicles ..........	4	$1,743.8 million	0	$0
Other accounts ........................	11	$4,028.7 million	0	$0
Stedman D. Oakey
Registered investment companies** ........	5	$6,985.9 million	0	$0
Other pooled investment vehicles ..........	4	$1,743.8 million	0	$0
Other accounts ........................	11	$4,028.7 million	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Foreign Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the Foreign Fund.
Conflicts of Interest:

Policy
All TSW associates have a duty to act for the benefit of the firm’s clients and to act on clients’ behalf before taking action in the interest of TSW or any of its associates.
Background
As a SEC registered adviser, TSW and its associates are subject to various requirements under the Advisers Act and rules adopted thereunder. These requirements include various anti-fraud provisions which make it unlawful for advisers to engage in any activities which may be fraudulent, deceptive, or manipulative.
TSW has a fiduciary responsibility to its advisory clients and as such has a duty of loyalty to act in utmost good faith, place its clients’ interests first and foremost, and to make full and fair disclosure of all material facts and, information as to potential and/or actual conflicts of interests.
Responsibility
TSW’s CCO has the responsibility for implementing and monitoring TSW’s Conflicts of Interest policy for content and accuracy.

Procedure
TSW has identified several potential conflicts of interest and adopted various procedures and internal controls to review, monitor, and ensure the firm’s Conflicts of Interest policy is observed, implemented properly, and amended or updated, as appropriate. TSW has identified the following potential conflicts and the specific Policy, ADV disclosure, or reference in the Associates Manual which addresses the conflict:

•
Trade allocation/rotation favoring proprietary accounts and/or TSW clients with higher fee schedules. TSW’s proprietary accounts and client accounts with higher fee schedules will participate in bunched trades when appropriate, on an equal basis, with other TSW clients. This is disclosed in TSW’s Form ADV. TSW’s policies are designed to ensure equitable treatment of all clients’ orders and details may be found in:

■	Side-by-Side Management policy

■	Trading policy –Trade Rotation & Allocation of Bunched Trades

■	Form ADV, Part 2A - Item 6 – Performance-Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices – Bunched Trades/Block Trades and Partial Fill Process

•
IPO allocation favoring proprietary accounts or TSW clients with higher fee schedules or performance-based fees. TSW’s allocation policies are designed to ensure equitable treatment of all clients’ orders participating in IPOs. TSW’s four factor screening process generally requires at least three years of financial history prior to being considered for purchase which makes it less likely that a security would be introduced into a client’s account under an IPO.

■	Side-by-Side Management policy

■	Trading policy-Initial Public Offerings (IPOs)

■	Form ADV, Part 2A - Item 6 – Performance-Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices – Bunched Trades/Block Trades and Partial Fill Process

•
Trading with an affiliate could be a conflict of interest. TSW has developed an Affiliates policy that addresses this issue and precludes TSW from trading with its affiliates. The Director of Trading and Compliance has responsibility for overseeing all firm trading activity to ensure TSW does not trade with its affiliates.

■	Affiliates policy

■	Form ADV, Part 2A – Item 10 – Other Financial Industry Activities and Affiliations

•
TSW may have a conflict from specific proxy voting issues. TSW’s Proxy Voting policy addresses potential conflicts of interest by reviewing the relationship of TSW with the issuer of each security to determine if TSW or any of its associates has any financial, business, or personal relationship with the issuer, where a conflict might exist. If TSW determines that a material conflict exists, TSW will instruct ISS to vote using ISS’s standard policy guidelines which are derived independently from TSW.

■	Proxy Voting policy

■	Form ADV, Part 2A – Item 17 - Voting Client Securities

•
Soft Dollar transactions benefit TSW’s research effort by allocating a portion of client’s trade commissions to brokers with whom TSW has a commission sharing arrangement (“CSA”). TSW’s Soft Dollar Policy is designed to ensure that all research and brokerage services are qualified under the eligibility guidelines of Section 28(e) of the Securities Exchange Act of 1934. All new research or brokerage services and any amendments to existing services are documented in writing. TSW’s Trade Management Oversight Committee has the responsibility to review overall trading and transaction costs.

■	Soft Dollar policy

■	Form ADV, Part 2A – Item 12 – Brokerage Practices – Soft Dollars

•
The ability of alternative strategies to short securities held in TSW long-only strategies could find TSW’s clients at odds with one another. TSW’s Trading policy addresses this conflict by allowing certain strategies to short securities held in long only strategies with a minimum market capitalization of $10 billion. Rules are written and tested in the trading system, Charles River (“CRD”), to monitor this requirement.

■	Side-by-Side Management policy

■	Trading policy

■	Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-by-Side Management and Item 12 – Brokerage Practices

•
Favoring investment strategies/accounts in which TSW has additional financial interest other than standard fees (some pooled vehicles and performance-based fee accounts). TSW’s Trading policies, including allocation procedures, are designed to ensure all strategies and accounts are treated fairly. Various restrictions are placed in CRD and tests are performed to ensure accounts in which TSW has a potentially more favorable financial interest do not take advantage of that position.

■	Side-by-Side Management policy

■	Trading policy – Other Trading Considerations

■	Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-by-Side Management

■	Form ADV, Part 2A – Item 10 – Other Financial Industry Activities and Affiliations

•
TSW associates’ personal trading and the potential use of inside information can create conflicts but are subject to the TSW Code of Ethics and Personal Securities Transactions & Records policy. TSW associates are required to pre-clear personal securities transactions as required by the Code of Ethics and transactions are monitored to ensure no associate takes advantage of any TSW client trades.

■	Personal Securities Transactions & Records policy

■	Code of Ethics

■	Form ADV, Part 2A –Item 11 – Code of Ethics

•
Portfolio Manager compensation could present a portfolio manager an opportunity to advantage one client or a strategy over another if his/her compensation was so incentivized. TSW’s compensation strategy addresses this potential conflict by providing competitive base salaries commensurate with an individual’s responsibility and providing incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonus, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation include: overall firm success, investment team performance, and individual contribution. A portion of the bonus (up to 35%) may be deferred into TSW Funds, Perpetual stock, or a combination of the two.

•
Side-by-side management, where a portfolio manager is responsible for managing multiple strategies/accounts, could present instances where a portfolio manager may devote unequal time and attention to an account or strategy. TSW acknowledges that some of its portfolio managers have input to multiple strategies and client accounts. TSW feels it has addressed this specific potential conflict by adopting Side-By Side Management and Trading Policies.

■	Side-by-Side Management policy

■	Trading policy

■	Form ADV, Part 2A – Item 6 – Performance-Based Fees and Side-By-Side Management and Item 12 – Brokerage Practices

•
While acceptable to the SEC, paying for client referrals can result in a conflict of interest. TSW Compliance reviews and approves paid relationships with Promoters (under SEC Rule 206(4)-1 (Marketing Rule)). TSW has incorporated policies and procedures into its Marketing policy to prevent any conflict of interest.

■	Marketing Rule

■	Form ADV, Part 2A – Item 14 – Client Referrals and Other Compensation

•
Some of TSW’s related persons are managing members of pooled vehicles and as such, TSW is deemed to have custody of the assets of those vehicles, which presents an opportunity for a conflict of interest. To prevent any conflict, TSW has a third-party administrator provide monthly reports and annually requires the pooled vehicles to be audited by a Public Company Account Oversight Board (“PCAOB”) approved auditor, who distributes the audited financial statements to investors.

■	Custody policy

■	Form ADV, Part 2A – Item 15 – Custody

•
The exchange of gifts and entertainment to or from clients or other business associates could influence a TSW associate to improperly favor such clients or other business associates in violation of the associate’s fiduciary duties. TSW associates are subject to its Code of Ethics which requires all associates to identify any gifts given or received in their quarterly compliance reporting. TSW associates are limited to receipt of gifts given or received valued at $100 and entertainment given or received valued at $250, unless approved as an exception by the CCO or a member of the TSW Executive Committee that is not otherwise prohibited under applicable rules. Please note that entertainment can be either in-person or virtual.

■	Code of Ethics

■	Form ADV, Part 2A – Code of Ethics

While TSW has recognized the conflicts summarized above, it realizes that it cannot identify all possible conflicts that exist or may arise in its business. Regardless of the ability to identify all conflicts, it has been emphasized to all TSW associates through its policies and procedures, Code of Ethics, and annual training to act in utmost good faith, place its clients’ interests first and foremost, and to make full and fair disclosure of all material facts and information as to potential and/or actual conflicts of interests. Form CRS contains additional, summary disclosures regarding TSW’s conflicts of interest.
Compensation:
The discussion below describes the portfolio manager’s compensation as of December 31, 2025.
TSW believes the firm’s compensation structure is competitive within the industry, both nationally and regionally. The Portfolio Managers for the Foreign Fund are Brandon H. Harrell and Stedman D. Oakey. Mr. Harrell and Mr. Oakey are considered key employees and are subject to the following compensation description:
TSW’s compensation strategy is to provide competitive base salaries commensurate with an individual’s responsibility and provide incentive bonus awards that may significantly exceed base salary. Annually, the TSW Compensation Committee is responsible for determining the discretionary bonuses, utilizing an analytical and qualitative assessment process. While it is not a formulaic decision, factors used to determine compensation include: overall firm success, investment team performance, and individual contribution. A portion of the bonus (up to 35%) may be deferred into TSW Funds, Perpetual stock, or a combination of the two.

T. Rowe Price Associates, Inc.
T. Rowe Price Investment Management, Inc.
The portfolio manager of the Blue Chip Growth Fund is Paul D. Greene II.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Paul D. Greene II
Registered investment companies** ........	8	$86,857,272,640	0	$0
Other pooled investment vehicles ..........	22	$30,733,272,617	0	$0
Other accounts ........................	2	$2,226,430,677	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Blue Chip Growth Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio manager did not own any shares of the Blue Chip Growth Fund.
The portfolio manager of the Equity Income Fund is John D. Linehan.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
John D. Linehan
Registered investment companies** ........	12	$33,309,697,651	0	$0
Other pooled investment vehicles ..........	29	$32,270,858,684	0	$0
Other accounts ........................	9	$2,718,754,701	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Equity Income Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio manager did not own any shares of the Equity Income Fund.
The portfolio managers of the Mid Cap Growth Fund are Donald J. Easley and Ashley R. Woodruff.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Donald J. Easley
Registered investment companies** ........	7	$38,779,945,138	0	$0
Other pooled investment vehicles ..........	5	$4,017,559,367	0	$0
Other accounts ........................	5	$868,721,846	0	$0
Ashley R. Woodruff
Registered investment companies** ........	7	$38,779,945,138	0	$0
Other pooled investment vehicles ..........	6	$12,451,871,647	0	$0
Other accounts ........................	5	$868,721,846	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Mid Cap Growth Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the Mid Cap Growth Fund.
Conflicts of Interest:
Portfolio managers at T. Rowe Price and its affiliates may manage multiple accounts. These accounts may include, among others, mutual funds, exchange-traded funds, business development companies, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds, private funds, and common trust funds. T. Rowe Price also provides nondiscretionary advice to institutional investors in the form of delivery of model portfolios. Like other investment professionals with multiple clients, a fund’s portfolio manager(s) may face certain potential conflicts of interest in connection with managing both a fund and other accounts at the same time. T. Rowe Price and the T. Rowe Price funds have adopted various compliance policies and procedures that seek to address and mitigate certain of the potential conflicts that T. Rowe Price and its investment personnel may face in this regard.
Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that they believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. Investments made by a fund and the results achieved by a fund at any given time are not expected to be the same as those made by other funds for which T. Rowe Price acts as investment adviser, including funds with names, investment objectives and policies, and/or portfolio management teams, similar to a fund. This may be attributable to a wide variety of factors, including, but not limited to, large shareholder purchases or redemptions or specific investment restrictions.
The T. Rowe Price funds generally may not purchase shares of stock issued by T. Rowe Price Group, Inc. However, a T. Rowe Price Index Fund is permitted to make such purchases to the extent T. Rowe Price Group, Inc. is represented in the benchmark index the fund is designed to track. T. Rowe Price may execute securities transactions with, and the T. Rowe Price funds and other accounts managed by T. Rowe Price may invest in, the securities of the fund’s service providers. In addition, other T. Rowe Price accounts may use the same service providers as the T. Rowe Price funds for the same or different services.
T. Rowe Price and its affiliates furnish investment management and advisory services to numerous clients in addition to the T. Rowe Price funds, and T. Rowe Price or its affiliates may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that have performance or higher fees paid to T. Rowe Price), which may be the same as or different from those made to a T. Rowe Price fund. The management of funds or other accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (performance fee accounts), may raise potential conflicts of interest by creating an incentive to favor accounts that pay higher fees, including performance fee accounts.

The same portfolio manager(s) could serve as portfolio manager to one or more T. Rowe Price mutual funds or ETFs. That portfolio manager may determine to have one T. Rowe Price mutual fund or ETF (Investing Fund) invest in another T. Rowe Price mutual fund or ETF (Underlying Fund) and may have incentives, such as to support an investment strategy or cash flow needs. Moreover, a situation could occur where the best interests of the Investing Fund could be adverse to the best interests of an Underlying Fund or vice versa. For example, conflicts could arise in voting proxies or purchasing or redeeming shares of the Underlying Fund in a manner beneficial to the Investing Fund but potentially detrimental to the Underlying Fund (or vice versa). The T. Rowe Price funds may be either an Investing Fund or Underlying Fund.
T. Rowe Price and the portfolio managers have a fiduciary duty to act in the best interests of each T. Rowe Price fund. Under the oversight of the Board and pursuant to applicable policies and procedures, T. Rowe Price will carefully analyze any such situation and take all steps it believes necessary to minimize and, where possible, eliminate potential conflicts. The Investing Fund’s or Underlying Fund’s activities may be limited or restricted because of laws and regulations applicable to T. Rowe Price, the T. Rowe Price fund, or applicable policies and procedures. For example, if a portfolio manager comes into possession of material, non-public information about an Investing Fund or Underlying Fund, the portfolio manager could potentially be restricted from transacting in either fund, which may adversely affect the T. Rowe Price fund.
T. Rowe Price, its affiliates, and significant shareholders and any officer, director, shareholder, or employee may or may not have an interest in the securities whose purchase and sale T. Rowe Price recommends to the T. Rowe Price funds. In certain circumstances, a T. Rowe Price employee, officer, or director may serve on the board of a T. Rowe Price fund’s portfolio company. In addition, T. Rowe Price may refrain from rendering any advice or services concerning securities of companies of which any of T. Rowe Price’s (or its affiliates’ or significant shareholders’) officers, directors, or employees are directors or officers, or companies in which T. Rowe Price or any of its affiliates or significant shareholders or the officers, directors, and employees of any of them has any substantial interest or possesses material nonpublic information.
Additional potential conflicts may be inherent in T. Rowe Price’s use of multiple strategies. For example, conflicts will arise in cases where different clients invest in different parts of an issuer’s capital structure, including circumstances in which one or more clients may own private securities or obligations of an issuer and other clients may own or seek to acquire securities of the same issuer. For example, a client may acquire a loan, loan participation, or loan assignment of a particular borrower in which one or more other clients have an equity investment or may invest in senior debt obligations of an issuer for one client and junior debt obligations or equity of the same issuer for another client. Similarly, if an issuer in which a client and one or more other clients directly or indirectly hold different classes of securities (or other assets, instruments, or obligations issued by such issuer or underlying investments of such issuer) encounters financial problems, is involved in a merger or acquisition or a going private transaction, decisions over the terms of any workout or transaction will raise conflicts of interests. While it is appropriate for different clients to hold investments in different parts of the same issuer’s capital structure under normal circumstances, the interests of stockholders and debt holders may conflict, as the securities they hold will likely have different voting rights, dividend or repayment priorities, or other features that could be in conflict with one another. Clients should be aware that conflicts will not necessarily be resolved in favor of their interests.
In some cases, T. Rowe Price or its affiliates may refrain from taking certain actions or making certain investments on behalf of clients in order to avoid or to mitigate certain conflicts of interest or to prevent adverse regulatory actions or other implications for T. Rowe Price or its affiliates or may sell investments for certain clients, in such case potentially disadvantaging the clients on whose behalf the actions are not taken, investments not made, or investments sold. In other cases, T. Rowe Price or its affiliates may take actions in order to mitigate legal risks to T. Rowe Price or its affiliates, even if disadvantageous to a client.
Conflicts such as those described above may also occur between clients, on the one hand, and T. Rowe Price or its affiliates, on the other. These conflicts will not always be resolved in the favor of the client. In addition, conflicts may exist between different clients of T. Rowe Price or its affiliates. T. Rowe Price and one or more of its affiliates may operate autonomously from each other and may take actions that are adverse to other clients managed by an affiliate. In some cases, T. Rowe Price or its affiliates will have limited or no ability to mitigate those actions or address those conflicts, which could adversely affect T. Rowe Price or its affiliates’ clients. Additional potential conflicts may be inherent in T. Rowe Price’s use of multiple strategies. Regulatory requirements may prohibit T. Rowe Price or its affiliates from investing in certain companies on behalf of some of their clients, including the T. Rowe Price funds, while at the same time not prohibiting T. Rowe Price or its affiliates from making those same investments on behalf of other clients that are not subject to such requirements. T. Rowe Price’s or its affiliates’ ability to negotiate certain rights or remedies or to take other actions on behalf of the T. Rowe Price funds with respect to an investment also may be limited in situations in which an affiliate of the T. Rowe Price funds (or certain other interested persons) have a direct or indirect interest in the same issuer. When permitted by applicable law, other clients of T. Rowe Price or its affiliates, on the one hand, and one or more T. Rowe Price funds, on the other hand, may invest in or extend credit to different classes of securities or different parts of the capital structure of a single issuer. T. Rowe Price or its affiliates may pursue rights; provide advice or engage in other activities; or refrain from pursuing rights, providing advice, or engaging in other activities, on behalf of themselves or one or more clients other than the T. Rowe Price funds with respect to an issuer in which a T. Rowe Price fund has invested, and such actions (or refraining from action) may have a material adverse effect on such T. Rowe Price fund. In addition, as a result of regulatory requirements or otherwise, in situations in which T. Rowe Price clients hold positions in multiple parts of the capital structure of an issuer, T. Rowe Price or its affiliates may not pursue certain actions that may otherwise be available. T. Rowe Price and its affiliates address these and other potential conflicts of interest based on the facts and circumstances of particular situations. For example, T. Rowe Price may determine to rely on one or more information barriers between different advisers, business units, or portfolio management teams or to rely on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of a client. In these situations, investment personnel are mindful of potentially conflicting interests of T. Rowe Price’s clients with investments in different parts of an issuer’s capital structure and seek to take appropriate measures to ensure that the interests of all clients are fairly represented. As a result of the various conflicts and related issues described in this paragraph, a T. Rowe Price fund could sustain losses during periods in which T. Rowe Price or its affiliates and other clients of T. Rowe Price or its affiliates achieve profits generally or with respect to particular holdings or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.
Compensation:
The discussion below describes the portfolio managers’ compensation as of December 31, 2025.
The compensation structure for the T. Rowe Price funds’ portfolio managers consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of restricted stock grants. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Australia Limited, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., T. Rowe Price Japan, T. Rowe Price International Ltd, and T. Rowe Price Investment Management, as appropriate) evaluates performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500 Index) and the Lipper average or index (e.g., Large-Cap Growth Index) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price funds in their regular review of fund performance. Performance is primarily measured on a pretax basis, although tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a portfolio manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across applicable investment platforms; working effectively with and mentoring others; and other contributions to T. Rowe Price’s clients, the firm, or T. Rowe Price’s culture are important components of T. Rowe Price’s long-term success and are generally taken into consideration.
All employees of T. Rowe Price, including portfolio managers, can participate in a 401(k) plan sponsored by T. Rowe Price Group, Inc. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, Inc., including all portfolio managers, are eligible to participate in a supplemental savings plan sponsored by T. Rowe Price Group, Inc., and certain vice presidents of T. Rowe Price Group, Inc. receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used when evaluating the performance of all portfolios managed by the portfolio manager.

Wellington Management Company LLP
The portfolio manager of the Focused Equity Fund is Peter C. Fisher.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Peter C. Fisher
Registered investment companies** .......	13	$ 54,470,298,208	4	$ 42,150,245,959
Other pooled investment vehicles ........	10	$ 659,518,300	4	$ 381,694,531
Other accounts ......................	15	$ 1,654,737,239	1	$ 162,781,179

*	The information provided is as of December 31, 2025.
**	Does not include the Focused Equity Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio manager did not own any shares of the Focused Equity Fund.
The portfolio managers of the Small Cap Growth Equity Fund are Daniel J. Fitzpatrick and Ranjit Ramachandran.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Daniel J. Fitzpatrick
Registered investment companies** ........	2	$ 8,679,122,302	1	$ 8,509,176,521
Other pooled investment vehicles ..........	4	$ 788,692,428	0	$0
Other accounts ........................	7	$ 3,016,015,074	1	$ 32,832,134
Ranjit Ramachandran
Registered investment companies** ........	6	$ 1,621,919,524	0	$0
Other pooled investment vehicles ..........	4	$ 420,753,672	0	$0
Other accounts ........................	3	$ 394,749,633	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Small Cap Growth Equity Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio managers did not own any shares of the Small Cap Growth Equity Fund.
Conflicts of Interest:
Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations, and risk profiles that differ from those of the Funds. The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax, and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies, and/or holdings to that of the relevant Fund.
The Investment Professionals or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions. For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds. Messrs. Fisher and Fitzpatrick also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by the given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.
Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with Wellington Management’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.
Compensation:
Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Subadvisory Agreements between Wellington Management and MML Advisers on behalf of each Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund. The following information relates to the fiscal year ended December 31, 2025.
Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for each other Investment Professional is determined by the Investment Professionals’ experience and performance in their role as an Investment Professional. Base salaries for Wellington Management’s employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional’s manager, using guidelines established by Wellington Management’s Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm. Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment

Professional. Each Investment Professional’s incentive payment relating to the relevant Fund is linked to the gross pre-tax performance of the portion of the Fund managed by the Investment Professional compared to the benchmark index and/or peer group identified below over one, three, and five year periods, with an emphasis on five year results. Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by these Investment Professionals, including accounts with performance fees.
Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year. The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Messrs. Fisher and Fitzpatrick are Partners.

Fund	Benchmark and/or Peer Group
Focused Equity Fund .............................................	Russell 1000 Index
Small Cap Growth Equity Fund (portfolio managed by Mr. Fitzpatrick) .......	Russell 2000 Index
Small Cap Growth Equity Fund (portfolio managed by Mr. Ramachandran) ...	Russell 2000 Growth Index

MMLSAI-26-00

MML SERIES INVESTMENT FUND
1295 STATE STREET
SPRINGFIELD, MASSACHUSETTS 01111-0001
STATEMENT OF ADDITIONAL INFORMATION
THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE FUNDS’ PROSPECTUS DATED APRIL 24, 2026, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FUNDS’ AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025 FROM THE FUNDS’ FORM N-CSR FOR THE FISCAL YEAR ENDED DECEMBER 31, 2025. THE FUNDS’ PROSPECTUS, SHAREHOLDER REPORTS, AND FINANCIAL STATEMENTS AND OTHER INFORMATION ARE AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1-888-309-3539, BY SENDING AN EMAIL REQUEST TO FUNDINFO@MASSMUTUAL.COM, OR BY VISITING MASSMUTUAL’S WEBSITE AT HTTPS://WWW.MASSMUTUAL.COM/PRODUCT-PERFORMANCE/VARIABLE-INSURANCE-FUNDS OR THE SEC’S WEBSITE AT HTTPS://WWW.SEC.GOV.
This SAI relates to the following Funds:

MML VIP Conservative Allocation Fund
Initial Class
Service Class
MML VIP Balanced Allocation Fund
Initial Class
Service Class
MML VIP Moderate Allocation Fund
Initial Class
Service Class
MML VIP Growth Allocation Fund
Initial Class
Service Class

MML VIP Aggressive Allocation Fund
Initial Class
Service Class
MML VIP American Funds Growth Fund
Service Class I
MML VIP American Funds 65/35 Allocation Fund
Service Class I
MML VIP American Funds 80/20 Allocation Fund
Service Class I
Dated April 24, 2026
B-1

Page
General Information .........................................................................	B-3
Additional Investment Policies .................................................................	B-3
Disclosure of Portfolio Holdings ...............................................................	B-57
Investment Restrictions of the Funds ...........................................................	B-60
Management of the Trust .....................................................................	B-63
Master Fund and American Underlying Funds Trust ..............................................	B-74
Control Persons and Principal Holders of Securities ...............................................	B-84
Investment Advisory and Other Service Agreements ...............................................	B-85
The Distributor .............................................................................	B-91
Distribution and Services Plan .................................................................	B-91
Custodian ..................................................................................	B-92
Independent Registered Public Accounting Firm ..................................................	B-92
Legal Counsel ...............................................................................	B-92
Codes of Ethics .............................................................................	B-92
Portfolio Transactions and Brokerage ...........................................................	B-92
Description of Shares ........................................................................	B-96
Purchase, Redemption, and Pricing of Securities Being Offered ......................................	B-98
Taxation ...................................................................................	B-100
Certain Accounting Information ...............................................................	B-105
Financial Statements .........................................................................	B-105
Appendix A—Description of Securities Ratings ..................................................	B-106
Appendix B—Proxy Voting Policies .............................................................	B-110
Appendix C—Additional Portfolio Manager Information ..........................................	B-117
Appendix D—Description of Certain Securities and Investment Techniques and Risks of the Master Fund and American Underlying Funds ...............................................................	B-120
Appendix E—Description of MML VIP Underlying Funds ........................................	B-150
Appendix F—Information Regarding the Master Fund and American Underlying Funds ...............	B-161
B-2

GENERAL INFORMATION
MML Series Investment Fund (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following eight diversified series of the Trust: (1) MML VIP Conservative Allocation Fund (formerly known as MML Conservative Allocation Fund )(“Conservative Allocation Fund”), (2) MML VIP Balanced Allocation Fund (formerly known as MML Balanced Allocation Fund ) (“Balanced Allocation Fund”), (3) MML VIP Moderate Allocation Fund (formerly known as MML Moderate Allocation Fund) (“Moderate Allocation Fund”), (4) MML VIP Growth Allocation Fund (formerly known as MML Growth Allocation Fund) (“Growth Allocation Fund”), (5) MML VIP Aggressive Allocation Fund (formerly known as MML Aggressive Allocation Fund) (“Aggressive Allocation Fund”), (6) MML VIP American Funds Growth Fund (formerly known as MML American Funds Growth Fund) (“Growth Fund”), (7) MML VIP American Funds 65/35 Allocation Fund (formerly known as MML American Funds Core Allocation Fund) (“65/35 Allocation Fund”), and (8) MML VIP American Funds 80/20 Allocation Fund (“80/20 Allocation Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 26 separate series. Each series has its own investment objective and policies and is designed to meet different investment needs. Additional series may be created by the Trustees from time-to-time.
The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011, as it may be further amended from time to time (the “Declaration of Trust”). The Trust makes shares of the Funds available for the investment of assets of various separate investment accounts established by Massachusetts Mutual Life Insurance Company (“MassMutual”) and by its life insurance company subsidiaries, including MML Bay State Life Insurance Company (“MML Bay State”) and C.M. Life Insurance Company (“C.M. Life”). Shares of the Funds are offered solely to separate investment accounts established by MassMutual and its life insurance company subsidiaries.
MML Investment Advisers, LLC (“MML Advisers”) is responsible for providing investment advisory, management, and administrative services for the Funds pursuant to investment management and administrative and shareholder services agreements. MML Advisers is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser.
American Funds Insurance Series is an open-end investment company that was organized as a Massachusetts business trust on September 13, 1983. The American Funds Insurance Series – Growth Fund (the “Master Fund”) is one of 42 funds currently offered by the American Funds Insurance Series, each with its own investment objective. The Master Fund is a diversified fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Shareholders of American Funds Insurance Series approved a proposal to reorganize the Series to a Delaware statutory trust. However, American Funds Insurance Series reserved the right to delay implementing the reorganization, and has elected to do so.
ADDITIONAL INVESTMENT POLICIES
Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the 1940 Act and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.
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MML VIP Allocation Funds
Each of the Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund seeks to achieve its investment objective by investing in a combination of U.S. domestic and international mutual funds sponsored by MassMutual or non-affiliates (“MML VIP Underlying Funds”)1 using an asset allocation strategy. MML VIP Underlying Funds may purchase various securities and investment related instruments and make use of various investment techniques, including, but not limited to, those described below.
Certain Investment Limitations and Guidelines of the Master Fund and American Underlying Funds
Under the master-feeder structure, the Growth Fund (the “Feeder Fund”) invests all of its assets in the Master Fund. Each of the 65/35 Allocation Fund and 80/20 Allocation Fund is a “fund of funds” that seeks to achieve its investment objective by investing in a combination of series of the American Funds Insurance Series (“American Underlying Funds,” and together with the MML VIP Underlying Funds, collectively, “Underlying Funds”) using a flexible asset allocation approach. The following provides additional information about the Master Fund’s and American Underlying Fund’s investment limitations and guidelines. Please note that compliance with the following limitations and guidelines are considered at the time of purchase, under normal circumstances, and are based on a percentage of each of the Master Fund’s or American Underlying Fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities), unless otherwise noted. The summary is not intended to reflect all of the Master Fund’s and American Underlying Fund’s investment limitations. Please see Appendix D for further information regarding the Master Fund and the American Underlying Funds. A copy of the American Funds Insurance Series Statement of Additional Information can be obtained from MassMutual or the SEC’s EDGAR database.
Master Fund/American Funds Insurance Series – Growth Fund
General

•	The fund invests at least 65% of its assets in common stocks.

Investing outside the United States

•	The fund may invest up to 25% of its assets outside the United States.

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For purposes of determining whether an investment is made in a particular country or geographic region, Capital Research and Management Company (“Capital Research”) will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, Capital Research will generally look to the determination of MSCI Inc. (MSCI) for equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), Capital Research may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

Debt instruments

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The fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Rating Organizations (“NRSROs”), or unrated but determined to be of equivalent quality by the fund’s investment adviser.

•
The fund currently intends to consider the ratings from Moody’s Investors Service, Inc., S&P Global Ratings, and Fitch Ratings, Inc. If agency ratings of a security differ, the security will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.

1	MML VIP Underlying Funds can include series of the MML Series Investment Fund and MML Series Investment Fund II advised by MML Advisers, as well as non-affiliated mutual funds not advised by MML Advisers.
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American Funds Insurance Series – Washington Mutual Investors Fund
General guidelines

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As set forth in its prospectus, generally, common stocks and securities convertible into common stocks meeting the fund’s Investment Standards and of issuers on the fund’s Eligible List may be purchased by the fund; however, the fund may also hold, to a limited extent, short-term U.S. Government securities, cash, and cash equivalents.

Investing outside the United States

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The fund may invest up to 10% of its assets outside the United States in securities of issuers that are not included in the S&P 500 Index as further described in Appendix D under “Washington Mutual Investors Fund and its Investment Policies.”

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For purposes of determining whether an investment is made in a particular country or geographic region, Capital Research will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, Capital Research will generally look to the determination of MSCI for equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), Capital Research may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

American Funds Insurance Series – Growth-Income Fund
General

•	The fund invests primarily in common stocks or other securities that demonstrate the potential for appreciation and/or dividends.

Investing outside the United States

•	The fund may invest up to 15% of its assets outside the United States.

•
For purposes of determining whether an investment is made in a particular country or geographic region, Capital Research will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, Capital Research will generally look to the determination of MSCI for equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), Capital Research may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

Debt instruments

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The fund may invest up to 5% of its assets in straight debt securities rated Ba1 or below and BB+ or below by NRSROs, or unrated but determined to be of equivalent quality by the fund’s investment adviser.

•
The fund currently intends to consider the ratings from Moody’s Investors Service, Inc., S&P Global Ratings, and Fitch Ratings, Inc. If agency ratings of a security differ, the security will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.

American Funds Insurance Series – Global Growth Fund
General

•	The fund invests at least 65% of its assets in common stocks.

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Investing outside the United States

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Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by Capital Research, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower. As a result, the fund’s investments outside the United States may represent less than 40% of its net assets (for example, if the percentage of the MSCI All Country World Index represented by companies outside the United States is 40%, the fund would invest at least 35% of its net assets outside the United States under normal market conditions).

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For purposes of determining whether an investment is made in a particular country or geographic region, Capital Research will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, Capital Research will generally look to the determination of MSCI for equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), Capital Research may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

Debt instruments

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The fund may invest up to 10% of its assets in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below and BBB+ or below by NRSROs or in unrated securities that are determined to be of equivalent quality by the fund’s investment adviser.

•
The fund currently intends to consider the ratings from Moody’s Investors Service, Inc., S&P Global Ratings, and Fitch Ratings, Inc. If agency ratings of a security differ, the security will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.

American Funds Insurance Series – The Bond Fund of America

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The fund will invest at least 80% of its assets in bonds and other debt instruments, including cash equivalents and certain preferred securities. For purposes of this investment guideline, investments may be represented by derivative instruments, such as futures contracts and swaps.

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The fund will invest at least 60% of its assets in debt securities rated A3 or better or A- or better by Nationally Recognized Statistical Rating Organizations, or NRSROs, designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser, and in U.S. Government securities, money market instruments, cash, or cash equivalents.

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The fund may invest up to 40% of its assets in debt securities rated below A3 and below A- by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser.

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The fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by the fund’s investment adviser or unrated but determined to be of equivalent quality by the fund’s investment adviser.

•
The fund currently intends to consider the ratings from Moody’s Investors Service, Inc., S&P Global Ratings, and Fitch Ratings, Inc. If agency ratings of a security differ, the security will be considered to have received the highest of these ratings, consistent with the fund’s investment policies.

•
While the fund may not make direct purchases of common stocks or warrants or rights to acquire common stocks, the fund may invest in debt securities that are issued together with common stock or other equity interests or in securities that have equity conversion, exchange or purchase rights. The fund may hold up to 5% of its assets in common stock, warrants, and rights acquired after sales of the corresponding debt securities or received in exchange for debt securities.

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For purposes of determining whether an investment is made in a particular country or geographic region, Capital Research will generally look to the domicile of the issuer in the case of equity securities or to the country to which the security is tied economically in the case of debt securities. In doing so, Capital Research will generally look to the determination of MSCI for equity securities and Bloomberg for debt securities. In certain limited circumstances (including when relevant data is unavailable or the nature of a holding warrants special considerations), Capital Research may also take into account additional factors, as applicable, including where the issuer’s securities are listed; where the issuer is legally organized, maintains principal corporate offices, conducts its principal operations, generates revenues and/or has credit risk exposure; and the source of guarantees, if any, of such securities.

Description of Portfolio Instruments and Investment Policies
Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time or at all. Since each Fund does not invest directly in securities but rather invests directly in the Master Fund and Underlying Funds, as applicable, each Fund is subject to the risks described below indirectly through its investment in the Master Fund or Underlying Funds, which invest directly in securities. In the event that the Board determines that it is in the best interests of a Fund to withdraw its entire investment in the Master Fund or an Underlying Fund and instead allow the Adviser to direct the investment/reinvestment of the Fund’s assets directly in securities, then the Fund would be directly subject to the following instruments and techniques and related risks, as applicable. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. Except as otherwise stated, references in this section to “the Funds,” “each Fund,” or “a Fund” may relate to the Funds, the Master Fund, and/or one or more Underlying Funds. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to Appendix A.
Asset-Based Securities
A Fund may invest in debt, preferred, or convertible securities, the principal amount, redemption terms, or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”), may limit the Funds’ ability to invest in certain natural resource-based securities.
Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process, or deal in precious metals (e.g., gold, silver, and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political, or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.
The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil, and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social, and political factors within South Africa may significantly affect South African gold production.
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Bank Capital Securities
A Fund may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities. Investments in bank capital securities are subject to the risks of other debt investments, such as default and non-payment, as well as certain other risks, such as the risk that bank regulators may force the bank to dissolve, merge, restructure its capitalization, or take other actions intended to prevent its failure or ensure its orderly resolution. Bank regulators in certain jurisdictions have broad authorities they may use to prevent the failure of banking institutions or to stabilize the banking industry, all of which may adversely affect the values of investments in bank capital securities and other bank obligations, including those of other banks.
Bank Loans
A Fund may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt, and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.
A Fund may invest in loans through novations, assignments, and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest, and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.
Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans, and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.
Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. In some cases, negotiations involved in disposing of indebtedness may require weeks to complete. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value. The settlement time for certain loans is longer than the settlement time for many other types of investments, and a Fund may not receive the payment for a loan sold by it until well after the sale; that cash would be unavailable for payment of redemption proceeds or for reinvestment.
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Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.
The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate, or a Fund may be prevented or delayed from realizing the collateral. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Loans may not be considered “securities,” and a Fund that purchases a loan may not be entitled to rely on anti-fraud and other protections under the federal securities laws.
Below Investment Grade Debt Securities
A Fund may purchase below investment grade debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P Global Ratings (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “below investment grade debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other below investment grade debt securities.)
Like those of other fixed income securities, the values of below investment grade debt securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions, which are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade securities. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value (“NAV”).
Issuers of below investment grade debt securities are often highly leveraged, so their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In the past, economic downturns or increases in interest rates have, under certain circumstances, resulted in a higher incidence of default by the issuers of these instruments and are likely to do so in the future, especially in the case of highly leveraged issuers. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the below investment grade debt securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell below investment grade debt securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield bonds, which may result in further risk of illiquidity and volatility with respect to high yield bonds held by
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a Fund, and this trend may continue in the future. Furthermore, high yield bonds held by a Fund may not be registered under the Securities Act of 1933, as amended (the “1933 Act”), and, unless so registered, a Fund will not be able to sell such high yield bonds except pursuant to an exemption from registration under the 1933 Act. This may further limit the Fund’s ability to sell high yield debt securities or to obtain the desired price for such securities. In many cases, below investment grade debt securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default by an issuer of below investment grade debt securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention or ability to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
The prices for below investment grade debt securities may be affected by legislative and regulatory developments. Below investment grade debt securities may also be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of below investment grade debt securities may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue below investment grade debt securities may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of below investment grade debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for below investment grade debt securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Borrowings
A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.
Cash and Short-Term Debt Securities
Money Market Instruments Generally. The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks, or other entities. They may have fixed, variable, or floating interest rates. Some money market securities in which the Funds may invest are described below. If a Fund’s money market instruments become illiquid, the Fund may be unable to satisfy certain of its obligations or may only be able to do so by selling other securities at prices or times that may be disadvantageous to do so.
Recent Money Market Regulatory Reforms. Changes in government regulations may adversely affect the value of a security held by a Fund. The SEC has adopted amendments to money market fund regulation that permit a money market fund to impose discretionary liquidity fees, increase the fund’s daily and weekly liquid asset minimum requirements, and eliminate the ability of the fund to temporarily suspend redemptions due to declines in such fund’s weekly liquid assets, among other changes. As of the date of this SAI, the Board has elected not to subject any applicable Fund to such discretionary liquidity fees. These changes may result in reduced yields for money market funds, including funds that may invest in other money market funds. The SEC or other regulators may adopt additional money market fund reforms, which may impact the structure and operation or performance of a Fund.
Bank Obligations. The Funds may invest in bank obligations, including certificates of deposit, time deposits, bankers’ acceptances, and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations, and other banking institutions.
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Certificates of deposit (“CDs”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating, or variable interest rates.
The Funds may invest in certificates of deposit and bankers’ acceptances of U.S. banks and savings and loan associations, London branches of U.S. banks, and U.S. branches of foreign banks. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding or other taxes, seizure of assets, or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing, and financial recordkeeping standards as, domestic banks.
Cash, Short-Term Instruments, and Temporary Investments. The Funds may hold a significant portion of their assets in cash or cash equivalents at the sole discretion of the Fund’s investment adviser or subadviser. The Funds’ investment adviser or subadvisers will determine the amount of the Funds’ assets to be held in cash or cash equivalents at their sole discretion, based on such factors as they may consider appropriate under the circumstances. The Funds may hold a portion of their assets in cash, for example, in order to provide for expenses or anticipated redemption payments or for temporary defensive purposes. The Funds may also hold a portion of their assets in cash as part of the Funds’ investment programs or asset allocation strategies, in amounts considered appropriate by the Funds’ investment adviser or subadvisers. To the extent the Funds hold assets in cash and otherwise uninvested, its investment returns may be adversely affected and the Funds may not achieve their respective investment objectives. The Funds may invest in high quality money market instruments. The instruments in which the Funds may invest include, without limitation: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits, and other obligations of domestic banks (including foreign branches); (iii) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year; (iv) repurchase agreements; and (v) short-term obligations of foreign banks (including U.S. branches).
Commercial Paper and Short-Term Corporate Debt Instruments. The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment adviser or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.
Letters of Credit. Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.
Commodities
A Fund may invest directly or indirectly in commodities (such as precious metals or natural gas). Commodity prices can be more volatile than prices of other types of investments and can be affected by a wide range of factors, including changes in overall market movements, speculative investors, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth or decline and changing demographics, nationalization, expropriation, or other confiscation, changes in the costs of discovering, developing, refining, transporting, and storing commodities, the success of commodity exploration projects, temporary or long-term price dislocations and inefficiencies in commodity markets generally or in the market for a particular commodity, international
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or local regulatory, political, and economic developments (for example, regime changes and changes in economic activity levels), and developments affecting a particular region, industry, or commodity, such as drought, floods, or other weather conditions, livestock disease, epidemics, war, trade embargoes, energy conservation, competition from substitute products, transportation bottlenecks or shortages, insufficient storage capacity, fluctuations in supply and demand, and tariffs. Exposure to commodities can cause the NAV of a Fund’s shares to decline or fluctuate in a rapid and unpredictable manner. Commodity prices may be more or less volatile than securities of companies engaged in commodity-related businesses. Investments in commodity-related companies are subject to the risk that the performance of such companies may not correlate with the broader equity market or with returns on commodity investments to the extent expected by the investment adviser or subadviser. Such companies may be significantly affected by import controls, worldwide competition, changes in consumer sentiment, and spending, and can be subject to liability for, among other things, environmental damage, depletion of resources, and mandated expenditures for safety and pollution control. A liquid secondary market may not exist for certain commodity investments, which may make it difficult for the Fund to sell them at a desirable price or at the price at which it is carrying them.
A Fund may also directly or indirectly use commodity-related derivatives. The values of these derivatives may fluctuate more than the relevant underlying commodity or commodities or commodity index. A Fund’s investments in commodities or commodity-related derivatives can be limited by the Fund’s intention to qualify as a regulated investment company for U.S. federal income tax purposes, and can bear on the Fund’s ability to qualify as such.
Common and Preferred Stocks
Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, changes in interest rates may adversely affect the value of a preferred stock that pays a fixed dividend.
Concentration Policy
For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.
Convertible Securities
The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.
Cyber Security and Technology
With the increased use of technologies such as mobile devices and web-based or “cloud” applications, and the dependence on the Internet and computer systems to perform business and operational functions, investment companies (such as the Funds) and their service providers (such as the Funds’ investment adviser, subadvisers, custodian, and transfer agent) may be prone to operational and information security risks resulting from cyber-attacks and/or technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization,
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ransomware attacks, social engineering attempts (such as business email compromise attacks), and causing operational disruption. Successful cyber-attacks against, or security breakdowns of, a Fund, the investment adviser, subadviser, custodian, transfer agent, or service provider may adversely affect the Fund or its shareholders. For instance, cyber-attacks may interfere with the processing of shareholder transactions, affect a Fund’s ability to calculate its NAV, cause the release of private shareholder information or confidential Fund information, impede trading, cause reputational damage, and subject the Fund to regulatory fines, penalties or financial losses, reimbursement or other compensation costs, and additional compliance costs. Cyber-attacks may render records of Fund assets and transactions, shareholder ownership of Fund shares, and other data integral to the functioning of the Fund inaccessible or inaccurate or incomplete. A Fund may also incur substantial costs for cyber security risk management in order to prevent cyber incidents in the future. A Fund and its shareholders could be negatively impacted as a result. There are inherent limitations in business continuity plans and systems designed to minimize the risk of cyber-attacks through the use of technology, processes, and controls, including the possibility that certain risks have not been identified given the evolving nature of this threat. The Funds rely on third-party service providers for many of their day-to-day operations, and will be subject to the risk that the protections and protocols implemented by those service providers will be ineffective to protect the Funds from cyber-attack. The Funds’ investment adviser does not control the cyber security plans and technology systems put in place by third-party service providers, and such third-party service providers may have limited indemnification obligations to the Funds’ investment adviser or the Funds, each of whom could be negatively impacted as a result. Any problems relating to the performance and effectiveness of security procedures used by a Fund or its service providers to protect a Fund’s assets, such as algorithms, codes, passwords, multiple signature systems, encryption, and telephone call-backs, may have an adverse impact on an investment in a Fund. Similar types of cyber security risks also are present for issuers of securities in which the Funds invest, which could result in material adverse consequences for such issuers, and may cause a Fund’s investment in such securities to lose value. Cyber security incidents and cyber-attacks have been occurring globally at a more frequent and severe level and will likely continue to increase in frequency in the future. The rapid development and increasingly widespread use of new technologies, including machine learning technology and generative models, could exacerbate these risks. As a Fund’s assets grow, it may become a more appealing target for cybersecurity threats such as hackers and malware. Furthermore, geopolitical tensions may have increased the scale and sophistication of deliberate cyber-attacks, particularly those from nation-states or from entities with nation-state backing.
Artificial Intelligence. Artificial intelligence refers to computer systems that can perform tasks that would otherwise require human intelligence and encompasses various different forms of artificial intelligence, including machine learning models. Artificial intelligence is typically designed to analyze data, learn from patterns and experiences, make decisions, and solve problems.
The Funds’ investment adviser and subadvisers, as well as the Funds and the issuers in which they invest, service providers, and other market participants may use and/or expand use of artificial intelligence in connection with business, operating, and investment activities. Actual usage of such artificial intelligence, and users’ policies related thereto (if any), will vary, and there is a risk of misuse of artificial intelligence technologies.
Artificial intelligence is highly reliant on the collection and analysis of large amounts of data and complex algorithms, but it is not possible nor practicable to incorporate all data that would be relevant for a task conducted by artificial intelligence. Therefore, it is possible that the information provided through use of artificial intelligence could be insufficient, incomplete, inaccurate, or biased leading to adverse effects for a Fund, including, potentially, operational errors and investment losses.
Artificial intelligence and its current and potential future applications, including in the investment and financial sectors, as well as the regulatory frameworks within which they operate, continue to rapidly evolve, and it is impossible to predict the full extent of future applications or regulations. Ongoing and future regulatory actions with respect to artificial intelligence generally or artificial intelligence’s use in any industry in particular may alter, perhaps to a materially adverse extent, the ability of a Fund’s investment adviser and subadviser, as well as the Fund or the issuers in which it invests, service providers, or other market participants to utilize artificial intelligence in the manner used to-date, and may have an adverse impact on the ability of a Fund’s investment adviser and subadviser, as well as the Fund or the issuers in which it invests, service providers, or other market participants to continue to operate as intended.
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Debtor-in-Possession Financings
The Funds may invest in debtor-in-possession financings (commonly known as “DIP financings”) through participation interests in direct loans, purchase of assignments, and other means. DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”). These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on an unencumbered security (i.e., a security not subject to other creditors’ claims). DIP financings are generally subject to the same risks as investments in senior bank loans and similar debt instruments, but involve a greater risk of loss of principal and interest. For example, there is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code, as well as a risk that the bankruptcy court will not approve a proposed reorganization plan or will require substantial and unfavorable changes to an initial plan. In the event of liquidation, a Fund’s only recourse will be against the property securing the DIP financing. Companies in bankruptcy may also be undergoing significant financial and operational changes that may cause their financial performance to have elevated levels of volatility. DIP financings may involve payment-in-kind interest or principal interest payments, and a Fund may receive securities of a reorganized issuer (e.g., common stock, preferred stock, warrants) in return for its investment, which may include illiquid investments and investments that are difficult to value.
Derivatives
General. Derivatives are financial instruments whose values are based on the values of one or more underlying indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. Losses from derivatives can be substantially greater than the derivatives’ original cost and can sometimes be unlimited. A Fund may not be able to close out a derivative transaction at a favorable time or price.
A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect or benefit a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); which exposes a Fund to increased counterparty credit risk, i.e., the ability and willingness of the Fund’s counterparty to perform its obligations under the transaction. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may affect the amount, timing, and character of distributions to shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.
A Fund is subject to the credit risk of its counterparty to derivative transactions (including repurchase and reverse repurchase agreements) and to the counterparty’s ability or willingness to perform in accordance with the terms of the transaction. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under such a transaction. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances. In the event of a counterparty’s (or its affiliate’s) insolvency, the possibility exists that a Fund’s ability to exercise remedies, such as the termination of transactions, netting of obligations, and realization on collateral, could be stayed or eliminated under special resolution regimes adopted in the United States, the European Union, the United Kingdom, and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, the regulatory authorities could reduce, eliminate, or convert to equity the liabilities to a Fund of a counterparty who is subject to such proceedings in the European Union and the United Kingdom (sometimes referred to as a “bail in”).
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A Fund may enter into cleared derivatives transactions and/or exchange-traded derivatives contracts. When a Fund enters into a cleared derivative transaction and/or an exchange-traded derivatives contract, it is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position. The clearing member or the clearinghouse could also fail to perform its obligations, causing losses to the Fund. Credit risk of market participants with respect to derivatives that are centrally cleared is concentrated in a few clearinghouses and increasingly fewer clearing members. Under current Commodity Futures Trading Commission (“CFTC”) regulations, a clearing member is required to maintain customers’ assets in omnibus accounts for all of its customers segregated from the clearing member’s proprietary assets. If, for example, a clearing member fails to segregate customer assets, is unable to satisfy a substantial deficit in a customer account, or in the event of fraud or misappropriation of customer assets by a clearing member, clearing member customers may be subject to risk of loss of their funds in the event of that clearing member’s bankruptcy. A Fund might not be fully protected in the event of the bankruptcy of a Fund’s clearing member because the Fund would be limited to recovering only a pro rata share of the funds held by the clearing member on behalf of customers by account class. It is not entirely clear how an insolvency proceeding of a clearinghouse, or the clearing member through which the Fund holds its positions at a clearinghouse, would be conducted, what effect the insolvency proceeding would have on any recovery by a Fund, and what impact an insolvency of a clearinghouse or clearing member would have on the financial system more generally.
U.S. and non-U.S. legislative and governmental authorities, various exchanges, and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are additional position limits and reporting requirements, daily price fluctuation limits for futures and options transactions, margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. Such legislative and regulatory measures may reduce the availability of some types of derivative instruments, may increase the cost of trading in or maintaining other instruments or positions, and may cause uncertainty in the markets for a variety of derivative instruments. It is also possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. For example, the SEC adopted Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies’ use of derivatives and certain related instruments. The ultimate impact, if any, of Rule 18f-4 remains unclear. Rule 18f-4, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC’s Release 10666 and ensuing staff guidance. Limited derivatives users (as determined by Rule 18f-4), however, are not subject to the full requirements under the rule. Legislative and regulatory measures like this and others are evolving and still being implemented and their effects on derivatives market activities cannot be reliably predicted.
The CFTC, certain foreign regulators, and many futures exchanges have established (and continue to evaluate and revise) limits (“position limits”) on the maximum net long or net short positions which any person, or group of persons acting in concert, may hold or control in particular contracts. In addition, U.S. federal position limits apply to swaps that are economically equivalent to futures contracts on certain agricultural, metals, and energy commodities. All positions owned or controlled by the same person or entity, even if in different accounts, must be aggregated for purposes of complying with position limits, unless an exemption applies. Thus, even if a Fund does not intend to exceed applicable position limits, it is possible that positions of different clients managed by the investment adviser or subadviser may be aggregated for this purpose. Therefore, the trading decisions of the investment adviser or subadviser or their respective affiliates may have to be modified and positions held by a Fund liquidated in order to avoid exceeding such limits. Any modification of trading decisions or elimination of open positions that may be required to avoid exceeding such limits may adversely affect the performance of a Fund. A violation of position limits could also lead to regulatory action materially adverse to a Fund’s investment strategy. A Fund may also be affected by other regimes, including those of the European Union and United Kingdom, and trading venues that impose position limits on commodity derivative contracts.
No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.
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Foreign Currency Exchange Transactions
A Fund may enter into foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or where the position is in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate. A Fund may also enter into contracts to deliver in the future an amount of one currency in return for an amount of another currency (“forward contracts”) and may purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they contemplate the purchase and sale of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.
A Fund may enter into foreign currency exchange transactions in order to hedge against a change in the values of assets or liabilities denominated in one or more foreign currencies due to changes in currency exchange rates.
A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.
The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.
Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.
Currency Forward and Futures Contracts. A foreign currency forward contract involves an obligation to deliver in the future, which may be any fixed number of days from the date of the contract as agreed by the parties, an amount of one currency in return for an amount of another currency, at an exchange rate set at the time of the contract. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A foreign currency futures contract is a standardized contract for the future sale of a specified amount of a foreign currency at a future date at an exchange rate set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the Chicago Mercantile Exchange. Foreign currency futures contracts will typically require a Fund to post both initial margin and variation margin.
Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between counterparties, exposing a Fund to increased credit risk with respect to its counterparty, relative to foreign currency futures contracts that are traded on regulated exchanges. Because foreign currency forward contracts are private
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transactions between a Fund and its counterparty, the Fund will depend to a greater extent upon the willingness and ability of the counterparty to perform its obligations. In the case of a futures contract, a Fund is subject to the credit risk of the clearinghouse and the clearing member through which it holds its position as well as the risk that the clearing member or the clearinghouse could also fail to perform its obligations.
At the maturity of a forward or futures contract, a Fund will make delivery of the currency or currencies specified in the contract in return for the other currency or currencies specified in the contract (or, if the contract is a non-deliverable or cash-settled contract, settle the contract on a net basis) or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearinghouse associated with the exchange assumes responsibility for closing out such contracts.
Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active market, there is no assurance that an active market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions. A Fund’s ability to close out a foreign currency forward contract will depend on the willingness of its counterparty to engage in an offsetting transaction.
Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter (“OTC”) market, although certain options on foreign currencies may be listed on several exchanges. Although such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options, there can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.
Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Foreign Currency Swap Agreements. A Fund may enter into currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)
Foreign currency derivatives transactions may be highly volatile and may give rise to investment leverage.
Financial Futures Contracts
A Fund may enter into futures contracts, including interest rate futures contracts, index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).
A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to buy or sell a specified quantity of a financial instrument, such as a specific fixed income security, at a specified future time and at a specified price.
A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets, including commodities and precious metals. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.
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Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a market for such futures.
There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid market for it.
The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit. An investor could also suffer losses if it is unable to close out a futures contract because of an illiquid market. Futures are subject to the creditworthiness of the clearing members (i.e., futures commission merchants) and clearing organizations involved in the transactions.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction offsets the obligation to make or take delivery. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.
The investment adviser has claimed with respect to each Fund an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA. For the investment adviser to be eligible to claim such an exclusion, a Fund’s exposure to futures contracts, options on such futures, commodity options and certain swaps may not exceed specified limits, as provided by CFTC Rule 4.5. It is possible that that exclusion may in the future cease to be available with respect to one or more Funds. In any case where the exclusion is unavailable with respect to a Fund, the investment adviser may be required to register with the CFTC as a commodity pool operator with respect to such Fund and additional requirements, including CFTC and National Futures Association (“NFA”)-mandated disclosure, reporting, and recordkeeping obligations, would apply with respect to that Fund. Compliance with such CFTC regulatory requirements and NFA rules could increase Fund expenses and potentially adversely affect a Fund’s total return.
Margin Payments. When a Fund purchases or sells a financial futures contract, it is required to deposit with the clearing member an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments to and from the clearing member occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the clearing member a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The clearing member then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.
When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
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Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option or only at expiration of the option, depending on the option’s terms. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to or on the exercise date suffer a loss of the premium paid.
Special Risks of Transactions in Financial Futures Contracts and Related Options. Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option (or a decrease in market value, in the case of a put option written by the Fund) may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and the Fund may realize a loss on the option greater than the premium the Fund initially received for writing the option. In addition, a Fund’s ability to close out an option it has written by entering into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.
If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.
Liquidity Risks. Positions in financial futures contracts may be closed out only on the exchange on which such contract is listed. Although the Funds intend to purchase or sell financial futures contracts for which there appears to be an active market, there is no assurance that a liquid market will exist for any particular contract or at any particular time. If there is not a liquid market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin.
The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active market, there is no assurance that a liquid market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.
Hedging Risks. There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.
Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction.
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Other Risks. A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or security prices may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
Swap Agreements and Options on Swap Agreements
A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps.
Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments or rates, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include, among others, interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and curve cap swaps, under which a party might buy or sell protection against an increase in long-term interest rates relative to shorter-term rates. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.
A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions). A Fund may also enter into contracts for difference, which are similar to total return swaps.
A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically
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recover nothing under the swap, but will have had to pay the required upfront payment and stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.
A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. Swaptions are similar to options on securities except that they are traded over-the-counter (i.e., not on an exchange) and the premium paid or received is to buy or grant the right to enter into a previously agreed upon swap transaction, such as an interest rate or credit default contract. Forward premium swaption contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the swaption contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate, in the case of a floor contract. A Fund may enter into swaptions for the same purposes as swaps.
Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to use swap agreements.
Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.
When a Fund enters into swap agreements, it is subject to the credit risk of its counterparty and to the counterparty’s ability or willingness to perform in accordance with the terms of the agreement. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations under a swap agreement. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.
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Options, Rights, and Warrants
A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.
Call Options. A Fund may write call options on portfolio securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date in the case of an American-style option or only on the expiration date in the case of a European-style option. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.
A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.
In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
Put Options. A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.
By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
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Purchasing Put and Call Options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.
A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.
Options on Foreign Securities. A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on Securities Indexes. A Fund may write or purchase options on securities indexes, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.” If the Fund has written an index call option, it will lose money if the index level rises above the option exercise price (plus the amount of the premium received by the Fund on the option). If the Fund has written an index put option, it will lose money if the index level falls below the option exercise price (less the amount of the premium received by the Fund).
In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
A Fund may purchase or sell options on stock indexes in order to close out its outstanding positions in options on stock indexes which it has purchased. A Fund may also allow such options to expire unexercised.
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Risks Involved in the Sale of Options. The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.
Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.
Over-the-Counter Options. A Fund may purchase or sell OTC options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options
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may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.
Rights and Warrants to Purchase Securities; Index Warrants; International. A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights and warrants typically do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant will likely, but will not necessarily, change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.
Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities.
A Fund may also invest in equity-linked warrants. A Fund purchases equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market. If the Fund exercises its warrant, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are directly linked to the underlying stock, less transaction costs. In addition to the market risk related to the underlying holdings, a Fund bears counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.
In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indexes (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.
A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indexes. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants may have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.
A Fund may make indirect investments in foreign equity securities, through international warrants, participation notes, low exercise price warrants, or other products that allow the Fund to access investments in foreign markets that would otherwise be unavailable to them. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or securities or the value of the security or securities, but are generally exercisable over a longer
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term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is typically fixed when the warrants are issued.
A Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. These warrants entail substantial credit risk, since the issuer of the warrant holds the purchase price of the warrant (approximately equal to the value of the underlying investment at the time of the warrant’s issue) for the life of the warrant.
The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.
A participation note or “P-note” is typically a debt instrument issued by a bank or broker-dealer, where the amount of the bank’s or broker-dealer’s repayment obligation is tied to changes in the value of an underlying security or index of securities. A P-note is a general unsecured contractual obligation of the bank or broker-dealer that issues it. A Fund must rely on the creditworthiness of the issuer for repayment of the P-note and for any return on the Fund’s investment in the P-note and would have no rights against the issuer of the underlying security.
There is no assurance that there will be a secondary trading market for any of the instruments described above. They may by their terms be non-transferable or otherwise be highly illiquid and difficult to price. Issuers of such instruments or the calculation agent named in respect of such an instrument may have broad authority and discretion to adjust the instrument’s terms in response to certain events or to interpret an instrument’s terms or to make certain determinations relating to the instrument, which could have a significant adverse effect on the value of the instrument to a Fund. If the issuer or other obligor on an instrument is unable or unwilling to perform its obligations under such an instrument, a Fund may lose some or all of its investment in the instrument and any unrealized return on that investment. Certain of these instruments may be subject to foreign investment risk and currency risk.
Equity-Linked Notes
An equity-linked note (ELN) is a debt instrument whose value changes based on changes in the value of a single equity security, basket of equity securities, or an index of equity securities. An equity-linked note may or may not pay interest. See “Hybrid Instruments,” below.
Hybrid Instruments
Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine elements of many derivatives transactions with those of debt, preferred equity, or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of cash or derivative investment which it might make for any purpose.
A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, CD, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles, or commodities (collectively, “underlying assets”), or by another index, economic factor, or other measure, including interest rates, currency exchange rates, or commodities or securities indexes (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index, security, or other measure at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.
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The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, currencies, or other types of investments. An investment in a hybrid instrument as a debt instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the level of the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as financial or market developments, economic and political events, the supply and demand of the underlying assets, and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.
Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Hybrid instruments may be highly leveraged. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.
Hybrid instruments may also carry liquidity risk since they typically trade OTC, and are not backed by a central clearing organization. The instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be actively traded. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.
When a Fund invests in a hybrid instrument, it also takes on the credit risk of the issuer of the hybrid instrument. In that respect, a hybrid instrument may create greater risks than investments directly in the securities or other assets underlying the hybrid instrument because the Fund is exposed both to losses on those securities or other assets and to the credit risk of the issuer of the hybrid instrument. A hybrid instrument may also pose greater risks than other derivatives based on the same securities or assets because, when it purchases the instrument, a Fund may be required to pay all, or most, of the notional amount of the investment by way of purchase price, whereas many other derivatives require a Fund to post only a relatively small portion of the notional amount by way of margin or similar arrangements.
Structured Investments
A structured investment is typically issued by a specially created corporation or trust that purchases one or more securities or other assets (“underlying instruments”), and that in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an OTC market without the backing of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.
Commodity-Linked “Structured” Securities. Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities. Certain restrictions imposed on the Funds by the Code may limit the Funds’ ability to invest in certain commodity-linked structured securities.
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Credit-Linked Securities. Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.
Event-Linked Securities. Event-linked securities are typically fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a trigger event, such as a hurricane, earthquake, or other event that leads to physical or economic loss. If the trigger event occurs prior to maturity, a Fund may lose all or a portion of its principal and unpaid interest. Event-linked securities may expose a Fund to certain other risks, including issuer default, adverse regulatory or jurisdictional interpretations, and liquidity risk.
Structured Hybrid Instruments. Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index, or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index, or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.
The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index, or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.
A Fund’s investment in structured products may be subject to limits under applicable law.
When-Issued, Delayed-Delivery, To-Be-Announced, Forward Commitment, and Standby Commitment Transactions
A Fund may enter into when-issued, delayed-delivery, to-be-announced (“TBA”), or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. In the case of TBA purchase commitments, the unit price and the estimated principal amount are established when the Fund enters into a commitment, with the actual principal amount being within a specified range of the estimate. Although a Fund does not typically pay for the securities in these types of transactions until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. As a result, each of these types of transactions may create investment leverage in a Fund’s portfolio and increase the volatility of the Fund. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.
A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.
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Financial Industry Regulatory Authority (“FINRA”) rules include mandatory margin requirements for the TBA market with limited exceptions. The collateralization of TBA trades is intended to mitigate counterparty credit risk between trade and settlement, but could increase the cost of TBA transactions and impose added operational complexity. It is not clear the full impact the rules will have on the Funds.
Derivatives Limitations—The policies limiting the use of Derivatives are non-fundamental policies established by the Funds’ Board. The policies may be changed by the Board without obtaining shareholder approval. The Trust’s current non-fundamental policies are the following:
1. a Fund would not enter into a futures contract if, immediately after entering into the futures contract, more than 5% of the Fund’s total assets would be committed to initial margin deposits on such contracts; and
2. a Fund will not purchase a put or call option on securities or investment related instruments if, as a result, more than 5% of its total assets would be attributable to premiums paid for such options.
Distressed Securities
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch Ratings, Inc. (“Fitch”)) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks and a Fund could lose all of its investment in any Distressed Security.
Distressed Securities are subject to greater credit and liquidity risks than other types of loans. Reduced liquidity can affect the values of Distressed Securities, make their valuation and sale more difficult, and result in greater volatility. A bankruptcy proceeding or other court proceeding could delay or limit the ability of the Fund to collect the principal and interest payments on Distressed Securities or adversely affect the Fund’s rights in collateral relating to a Distressed Security. If a lawsuit is brought by creditors of a borrower under a Distressed Security, a court or a trustee in bankruptcy could take certain actions that would be adverse to a Fund. For example:

•
Other creditors might convince the court to set aside a loan or the collateralization of the loan as a “fraudulent conveyance” or “preferential transfer.” In that event, the court could recover from the Fund the interest and principal payments that the borrower made before becoming insolvent. There can be no assurance that the Fund would be able to prevent that recapture.

•	A bankruptcy court may restructure the payment obligations under the loan so as to reduce the amount to which the Fund would be entitled.

•	The court might discharge the amount of the loan that exceeds the value of the collateral.

•
The court could subordinate the Fund’s rights to the rights of other creditors of the borrower under applicable law, decreasing, potentially significantly, the likelihood of any recovery on the Fund’s investment.

A Fund may, but will not necessarily, invest in a Distressed Security when the investment adviser or subadviser believes it is likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. There can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. If a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.
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Dollar Roll Transactions
A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.
In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions generally have the effect of creating leverage in a Fund’s portfolio.
Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.
Environmental, Social, and Governance Considerations
With respect to certain Funds, certain environmental, social, and governance (“ESG”) factors, either quantitative or qualitative, may be considered by a Fund’s subadviser(s) in making investment decisions for the Fund as part of the investment process to implement the Fund’s investment strategy in pursuit of its investment objective. For these Funds, ESG factors are only one of many considerations that a subadviser may evaluate for any potential issuer or investment. The extent to which any ESG factors will affect a subadviser’s decision to invest in an issuer, if at all, will vary and depend on the analysis and judgment of the subadviser. The incorporation of ESG factors may not work as the subadviser intended.
A Fund’s portfolio will not be solely based on ESG considerations, and therefore the issuers in which the Fund invests may not be considered ESG-focused companies. The incorporation of ESG factors into a Fund’s investment process does not mean that every investment or potential investment undergoes an ESG review, and a Fund’s investment adviser or subadviser may not consider or identify every ESG factor for every investment the Fund makes, particularly, for example, in cases where ESG-related data for a potential investment is unavailable.
ESG considerations may affect a Fund’s exposure to certain issuers, industries, sectors, and factors that may impact the performance of a Fund. A Fund may forgo some market opportunities available to other funds that do not use these considerations, and an adviser or subadviser’s consideration of ESG factors may also impact a Fund’s performance relative to similar funds that do not consider ESG factors. A Fund may underperform other funds that do not assess an issuer’s ESG factors or that use a different methodology to identify and/or incorporate ESG factors. There is no guarantee that the evaluation of ESG considerations will be additive to a Fund’s performance.
Investors and other funds may differ in their views of what constitutes positive or negative ESG factors. As a result, a Fund may invest in issuers that do not reflect the ESG-related beliefs and values of any particular investor and that would not be deemed to exhibit positive or favorable ESG characteristics if different metrics were used in the evaluation. ESG factors are expected to evolve over time, and one or more factors may not be relevant or material with respect to all issuers that are eligible for investment. In considering ESG factors, an adviser or subadviser may rely on proprietary research as well as third-party research, and such research may be incorrect, based on incomplete or inaccurate information, not sufficiently available, or subjective in nature, and thus could negatively affect the Fund’s performance. Complete ESG-related information or data may not be available for many issuers.
Exchange Traded Notes (ETNs)
ETNs are senior, unsecured, debt securities typically issued by financial institutions. An ETN’s return is typically based on the performance of a particular market index, and the value of the index may be impacted by market forces that affect the value of ETNs in unexpected ways. ETNs are similar to Structured Investments, except that they are typically listed on an exchange and traded in the secondary market. See “Structured Investments” in this SAI. The return on an ETN is based on the performance of the specified market index, and an investor may, at maturity, realize a negative return on the investment. ETNs typically do not make periodic interest payments and principal is not protected. The repayment of principal and any additional return due either at maturity or upon repurchase by the issuer depends on the issuer’s
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ability to pay, regardless of the performance of the underlying index. Accordingly, ETNs are subject to credit risk that the issuer will default or will be unable to make timely payments of principal. Certain events can impact an ETN issuer’s financial situation and ability to make timely payments to ETN holders, including economic, political, legal, or regulatory changes and natural disasters. Event risk is unpredictable and can significantly impact ETN holders.
The market value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand of the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, the current performance of the market index to which the ETN is linked, and the credit rating of the ETN issuer. The market value of an ETN may differ from the performance of the applicable market index and there may be times when an ETN trades at a premium or discount. This difference in price may be due to the fact that the supply and demand in the market for ETNs at any point in time is not always identical to the supply and demand in the market for the securities underlying the market index that the ETN seeks to track. A change in the issuer’s credit rating may also impact the value of an ETN without regard to the level of the underlying market index. ETNs are also subject to tax risk. No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how the Funds characterize and treat ETNs for tax purposes.
A Fund’s ability to sell its ETN holdings may be limited by the availability of a secondary market. In addition, although an ETN may be listed on an exchange, the issuer may not be required to maintain the listing and there can be no assurance that a secondary market will exist for an ETN. Some ETNs may be relatively illiquid and may therefore be difficult to purchase or sell at a fair price. Leveraged ETNs may offer the potential for greater return, but their values may be highly volatile.
Financial Services Companies
A Fund may invest in financial services companies. Financial services companies are subject to extensive government regulation that may affect their profitability in many ways, including by limiting the amount and types of loans and other commitments they can make, and the interest rates and fees they can charge. A financial services company’s profitability, and therefore its stock price, is especially sensitive to interest rate changes as well as the ability of borrowers to repay their loans. Changing regulations, continuing consolidations, and development of new products and structures all are likely to have a significant impact on financial services companies. Events leading to limited liquidity, defaults, non-performance, or other adverse developments that affect the financial services industry, or concerns or rumors about any events of these kinds, have in the past and may in the future lead to market-wide liquidity problems, may spread to other industries, and could negatively affect the value and liquidity of a Fund’s investments. Should such events occur, the U.S. Government may take measures to stabilize the financial system; however, uncertainty and liquidity concerns in the broader financial services industry may remain. Additionally, should there be additional systemic pressure on the financial system and capital markets, there can be no assurances of the response of any government or regulator, and any response may not be as favorable to industry participants as the measures currently being pursued. In addition, highly publicized issues related to the U.S. and global capital markets in the past have led to significant and widespread investor concerns over the integrity of the capital markets. Such events could in the future lead to further rules and regulations for public companies, banks, financial institutions, and other participants in the U.S. and global capital markets, and complying with the requirements of any such rules or regulations may be burdensome. Even if not adopted, evaluating and responding to any such proposed rules or regulations could result in increased costs and require significant attention from a Fund’s investment adviser and/or subadviser.
Fixed Income Securities
Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of debt securities, and a decline in interest rates will generally increase the value of debt securities. In addition, debt securities are subject to the ability of the issuer to make payment at maturity. As inflation increases, the present value of a Fund’s fixed income investment typically will decline. Investors’ expectation of future inflation can also adversely affect the current value of portfolio investments, resulting in lower asset values and potential losses.
To the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment, or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield. Certain events, such as market or economic developments,
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regulatory or government actions, natural disasters, pandemics, terrorist attacks, war, and other geopolitical events can have a dramatic adverse effect on the debt market and the overall liquidity of the market for fixed income securities. Debt securities are subject to credit/counterparty risk. Credit/counterparty risk relates to the ability of the issuer to make payments of principal and interest and includes the risk of default. Sometimes, an issuer may make these payments from money raised through a variety of sources, including, with respect to issuers of municipal securities, (i) the issuer’s general taxing power, (ii) a specific type of tax, such as a property tax, or (iii) a particular facility or project such as a highway. The ability of an issuer to make these payments could be affected by general economic conditions, issues specific to the issuer, litigation, legislation or other political events, the bankruptcy of the issuer, war, natural disasters, terrorism, or other major events. U.S. Government securities are not generally perceived to involve credit/counterparty risks to the same extent as investments in other types of fixed income securities; as a result, the yields available from U.S. Government securities are generally lower than the yields available from corporate and municipal debt securities.
Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.
Foreign Securities
Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.
The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, unless otherwise stated, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).
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Foreign securities also include a Fund’s investment in foreign securities through depositary receipts, in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is generally similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted, and changes in currency exchange rates may affect the value of an ADR investment in ways different from direct investments in foreign securities. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities. A Fund may therefore receive less timely information or have less control than if it invested directly in the foreign issuer. An investment in an ADR is subject to the credit risk of the issuer of the ADR. In addition, legislation passed in the U.S. could cause securities of a foreign issuer, including ADRs, to be delisted from U.S. stock exchanges if the issuer does not allow the U.S. Government to inspect or investigate the auditing of its financial information. Although the requirements of this legislation apply to securities of all foreign issuers, the U.S. Government has thus far limited its enforcement efforts to securities of Chinese companies. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. The Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
Investments in foreign securities involve special risks and considerations. Foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards, practices, and requirements comparable to those applicable to domestic companies, and such practices and standards may vary significantly from country to country. There may be less publicly available information about a foreign company than about a domestic company. The U.S. Public Company Accounting Oversight Board (“PCAOB”), which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice, and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. Foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups, economic sanctions, including the threat of sanctions, or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries, and are more susceptible to environmental problems. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. In addition, there may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, diplomatic developments that could adversely affect the values of the Fund’s investments in certain non-U.S. countries, and quotas or other limits on the ability of the Fund (or clients of the Fund’s investment adviser or subadviser) to invest or maintain investments in securities of issuers in certain countries.
A number of current significant political, demographic, and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition, and markets for consumer goods and services are uncertain. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. For example, certain European countries, as well as China, have developed increasingly strained relationships with the U.S., and if these
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relations were to worsen, they could adversely affect European and Chinese issuers that rely on the U.S. for trade. Moreover, the national politics of countries in Europe have been unpredictable and subject to influence by disruptive political groups and ideologies, including for example, secessionist movements. The governments of European countries may be subject to change and such countries may experience social and political unrest. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.
Some countries, including the U.S., have adopted more protectionist trade policies. The U.S. Government recently altered its approach to international trade policy, resulting in significant impacts on international trade relations, certain tax and immigration policies, and other aspects of the national and international political and financial landscape. The rise in protectionist trade policies, slowing economic growth, changes to some major international trade agreements, risks associated with trade agreements between the U.S. and the European Union, and the risks associated with trade negotiations between the U.S. and China, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Global trade disruption, significant introductions of trade barriers, and bilateral trade frictions, together with any future downturns in the global economy resulting therefrom, could adversely affect the financial performance of a Fund and its investments. Trade policy may be an ongoing source of instability, potentially resulting in significant currency fluctuations and/or having other adverse effects on international markets, international trade agreements, and/or other existing cross-border cooperation arrangements (whether economic, tax, fiscal, legal, regulatory, or otherwise). To the extent trade disputes escalate globally, there could be additional significant impacts on the sectors or industries in which a Fund invests and other adverse impacts on a Fund’s overall performance.
In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may have less stringent investor protection and disclosure standards, and may be less liquid and more volatile than securities of comparable domestic issuers. Shares of companies that only trade on an emerging market securities exchange are not likely to file reports with the SEC. The availability of material financial information about such companies and its reliability may be limited since such companies are generally not subject to the same regulatory, accounting, auditing, or auditor oversight requirements applicable to companies that file reports with the SEC. In addition, the PCAOB is unable to inspect audit work papers in certain emerging market countries. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. In addition, securities markets of emerging market countries are subject to the risk that such markets may close, sometimes for extended periods of time, due to market, economic, political, regulatory, geopolitical, environmental, public health, or other conditions. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. Investors in emerging markets may not have the ability to seek certain legal remedies in U.S. courts as private plaintiffs. As a practical matter, investors may have to rely on domestic legal remedies that are available in the emerging market and such remedies are often limited and difficult for international investors to pursue. Shareholder claims, including class action and securities law and fraud claims, generally are difficult or unavailable to pursue as a matter of law or practicality in many emerging market countries. In addition, the SEC, U.S. Department of Justice, and other U.S. authorities often have substantial difficulties in bringing and enforcing actions against non-U.S. companies and non-U.S. persons, including company officers and directors, in certain emerging markets due to jurisdictional limitations and various other factors. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be
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unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, many emerging market countries with less established health care systems have experienced outbreaks of pandemics or contagious diseases from time to time.
Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.
Russia, the Middle East, and many other emerging market countries are highly reliant on income from oil sales. Oil prices can have a major impact on these economies. Other commodities such as base and precious metals are also important to these economies. As global supply and demand for commodities fluctuates, these economies can be significantly impacted by the prices of such commodities.
Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.
China Investment Risk. Investments in securities of companies domiciled in the People’s Republic of China (“China” or the “PRC”) involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic, and social conditions, the impact of regional conflict on the economy, and hostile relations with neighboring countries.
Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements and religious and nationalist disputes with Tibet and the Xinjiang region. Since 1997, there have been tensions between the Chinese government and many people in Hong Kong who perceive China as tightening control over Hong Kong’s semi-autonomous liberal political, economic, legal, and social framework. Recent protests and unrest have increased tensions even further. Due to the interconnected nature of the Hong Kong and Chinese economies, this instability in Hong Kong may cause uncertainty in the Hong Kong and Chinese markets. China has a complex territorial dispute regarding the sovereignty of Taiwan and has made threats of invasion; Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia, and other neighbors due to territorial disputes, historical animosities, and other defense concerns. Additionally, China is alleged to have participated in state-sponsored cyberattacks against foreign companies and foreign governments. Actual and threatened responses to such activity and strained international relations, including purchasing restrictions, sanctions, tariffs, or cyberattacks on the Chinese government or Chinese companies, may impact China’s economy and Chinese issuers of securities in which a Fund invests. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect the performance of the Chinese economy.
The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy, and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. Chinese companies, such as those in the financial services or technology sectors, and potentially other sectors in the future, are subject to the risk that Chinese authorities can intervene in their operations and structure. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risks of losses due to expropriation, nationalization, confiscation of assets and property, and the imposition of restrictions on foreign investments and on repatriation of capital invested.
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The Chinese government may intervene in the Chinese financial markets, such as by the imposition of trading restrictions, a ban on “naked” short selling, or the suspension of short selling for certain stocks. This may affect market price and liquidity of these stocks, and may have an unpredictable impact on the investment activities of the Funds. Furthermore, such market interventions may have a negative impact on market sentiment which may in turn affect the performance of the securities markets and as a result the performance of the Funds.
In addition, there is less regulation and monitoring of the securities markets and the activities of investors, brokers, and other participants in China than in the United States. Accordingly, issuers of securities in China are not subject to the same degree of regulation as those in the United States with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements, and the requirements mandating timely and accurate disclosure of information. Stock markets in China are in the process of change and further development. This may lead to trading volatility, and difficulties in the settlement and recording of transactions and interpretation and application of the relevant regulations. Custodians may not be able to offer the level of service and safe-keeping in relation to the settlement and administration of securities in China that is customary in more developed markets. In particular, there is a risk that a Fund may not be recognized as the owner of securities that are held on behalf of the Fund by a sub-custodian.
The Chinese government has taken positions that prevent the PCAOB from inspecting the audit work and practices of accounting firms in mainland China and Hong Kong for compliance with U.S. law and professional standards. Audits performed by PCAOB-registered accounting firms in mainland China and Hong Kong may be less reliable than those performed by firms subject to PCAOB inspection. Accordingly, information about the Chinese securities in which the Funds invest may be less reliable or complete. Under amendments to the Sarbanes-Oxley Act enacted in December 2020, which requires that the PCAOB be permitted to inspect the accounting firm of a U.S.-listed Chinese issuer, Chinese companies with securities listed on U.S. exchanges may be delisted if the PCAOB is unable to inspect the accounting firm. If securities are delisted, a Fund’s ability to transact in such securities will be impaired, and the liquidity and market price of the securities may decline. A Fund may also need to seek other markets in which to transact in such securities, which could increase the Fund’s costs.
The Renminbi (“RMB”) is currently not a freely convertible currency and is subject to foreign exchange control policies and repatriation restrictions imposed by the Chinese government. The imposition of currency controls may negatively impact performance and liquidity of the Funds as capital may become trapped in the PRC. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments. Investing in entities either in, or which have a substantial portion of their operations in, the PRC may require the Funds to adopt special procedures, seek local government approvals, or take other actions, each of which may involve additional costs and delays to the Funds.
While the Chinese economy has grown rapidly in recent years, there is no assurance that this growth rate will be maintained. China may experience substantial rates of inflation or economic recessions, causing a negative effect on its economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of tariffs or other trade barriers, or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers. The tax laws and regulations in the PRC are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability, and enforcement of such laws by the PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of the PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing, and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with PRC accounting standards and practices and those prepared in accordance with international accounting standards.
From time to time, China has experienced outbreaks of infectious illnesses and the country may be subject to other public health threats, infectious illnesses, diseases, or similar issues in the future. Any spread of an infectious illness, public health threat, or similar issue could reduce consumer demand or economic output, result in market closures, travel restrictions or quarantines, and generally have a significant impact on the Chinese economy, which in turn could adversely affect a Fund’s investments.
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Investments in Hong Kong. In 1997, the United Kingdom handed over control of Hong Kong to China. Since that time, Hong Kong has been governed by a quasi-constitution known as the Basic Law, while defense and foreign affairs are the responsibility of the central government in Beijing. The chief executive of Hong Kong is appointed by the Chinese government. However, Hong Kong is able to participate in international organizations and agreements and it continues to function as an international financial center, with no exchange controls, free convertibility of the Hong Kong dollar, and free inward and outward movement of capital. By treaty, China has committed to preserve Hong Kong’s high degree of autonomy in certain matters until 2047. However, as demonstrated by Hong Kong protests in recent years over political, economic, and legal freedoms, and the Chinese government’s response to them, there continues to exist political uncertainty within Hong Kong. For example, in June 2020, China adopted a new security law that severely limits freedom of speech in Hong Kong and expands police powers to seize electronic devices and intercept communications of suspects. Hong Kong has experienced strong economic growth in recent years due, in part, to its close ties with China and a strong service sector, but the decline in growth rates in China could limit Hong Kong’s future growth. In addition, if China exerts its authority so as to alter the economic, political, or legal structures, or further alters the existing social policy of Hong Kong, investor and business confidence in Hong Kong could be negatively affected, which in turn could negatively affect markets and business performance. These and other factors could have a negative impact on a Fund’s performance.
Investments in Taiwan. For decades, a state of hostility has existed between Taiwan and China. The relationship with China remains a divisive political issue within Taiwan. As an export-oriented economy, Taiwan depends on a free-trade regime and remains vulnerable to downturns in the world economy. Taiwanese companies continue to compete mostly on price, producing generic products or branded merchandise on behalf of multinational companies. Accordingly, these businesses can be particularly vulnerable to currency volatility and increasing competition from neighboring lower-cost countries. Moreover, many Taiwanese companies are heavily invested in mainland China and other countries throughout Southeast Asia, making them susceptible to political events and economic crises in the region. Significantly, Taiwan and China have entered into agreements covering banking, securities, and insurance. Closer economic links with mainland China may bring greater opportunities for the Taiwanese economy, but such arrangements also pose new challenges. For example, foreign direct investment in China has resulted in Chinese import substitution away from Taiwan’s exports and a constriction of potential job creation in Taiwan. Likewise, the Taiwanese economy has experienced slow economic growth as demand for Taiwan’s exports has weakened due, in part, to declines in growth rates in China. Taiwan has sought to diversify its export markets and reduce its dependence on the Chinese market by increasing exports to the United States, Japan, Europe, and other Asian countries by, among other things, entering into free-trade agreements. The Taiwanese economy’s long-term challenges include a rapidly aging population, low birth rate, and the lingering effects of Taiwan’s diplomatic isolation. These and other factors could have a negative impact on a Fund’s performance.
Risk of Investing in China through Stock Connect and Bond Connect. China A-shares are equity securities of companies domiciled in China that trade on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) and the Shenzhen Stock Exchange (“SZSE”) (“A-shares”) and are denominated and traded in RMB whereas China B-shares are traded on Chinese stock exchanges and are denominated in RMB but traded in either U.S. dollars or Hong Kong dollars (“B-shares”). Foreign investment in A-shares on the SSE and SZSE has historically not been permitted, other than through a license granted under regulations in the PRC known as the Qualified Foreign Institutional Investor (“QFII”) and Renminbi Qualified Foreign Institutional Investor (“Renminbi QFII”) systems. Foreign investors may invest in B-shares directly. A Fund’s exposure to B-shares may be obtained through indirect exposure through investment in participation notes.
Investment in eligible A-shares listed and traded on the SSE or SZSE is also permitted through the Shanghai-Hong Kong Stock Connect program or the Shenzhen-Hong Kong Stock Connect program, as applicable (each, a “Stock Connect” and collectively, “Stock Connects”). Each Stock Connect is a securities trading and clearing links program established by The Stock Exchange of Hong Kong Limited (“SEHK”), the Hong Kong Securities Clearing Company Limited (“HKSCC”), the SSE or SZSE, as applicable, and China Securities Depository and Clearing Corporation Limited (“CSDCC”) that aims to provide mutual stock market access between the PRC and Hong Kong by permitting investors to trade and settle shares on each market through their local securities brokers. Under Stock Connects, a Fund’s trading of eligible A-shares listed on the SSE or SZSE, as applicable, would be effectuated through its Hong Kong broker and a securities trading service company established by SEHK.
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Although no individual investment quotas or licensing requirements apply to investors in Stock Connects, trading through a Stock Connect’s Northbound Trading Link is subject to daily investment quota limitations which require that buy orders for A-shares be rejected once the daily quota is exceeded (although a Fund will be permitted to sell A-shares regardless of the quota). These limitations may restrict a Fund from investing in A-shares on a timely basis, which could affect the Fund’s ability to effectively pursue its investment strategy. Investment quotas are also subject to change. Investment in eligible A-shares through a Stock Connect is subject to trading, clearance, and settlement procedures that could pose risks to a Fund. A-shares purchased through Stock Connects generally may not be sold or otherwise transferred other than through Stock Connects in accordance with applicable rules. For example, the PRC regulations require that in order for an investor to sell any A-share on a certain trading day, there must be sufficient A-shares in the investor’s account before the market opens on that day. If there are insufficient A-shares in the investor’s account, the sell order will be rejected by the SSE or SZSE, as applicable. SEHK carries out pre-trade checking on sell orders of certain stocks listed on the SSE market (“SSE Securities”) or SZSE market (“SZSE Securities”) of its participants (i.e., stock brokers) to ensure that this requirement is satisfied. While shares must be designated as eligible to be traded under a Stock Connect, those shares may also lose such designation, and if this occurs, such shares may be sold but cannot be purchased through a Stock Connect. In addition, Stock Connects will only operate on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days. Therefore, an investment in A-shares through a Stock Connect may subject a Fund to a risk of price fluctuations on days when the Chinese market is open, but a Stock Connect is not trading. Moreover, day (turnaround) trading is not permitted on the A-shares market. If an investor buys A-shares on day “T,” the investor will only be able to sell the A-shares on or after day T+1. Further, since all trades of eligible A-shares must be settled in RMB, investors must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed. There is also no assurance that RMB will not be subject to devaluation. Any devaluation of RMB could adversely affect a Fund’s investments. If a Fund holds a class of shares denominated in a local currency other than RMB, the Fund will be exposed to currency exchange risk if the Fund converts the local currency into RMB for investments in A-shares. A Fund may also incur conversion costs.
A-shares held through the nominee structure under a Stock Connect will be held through HKSCC as nominee on behalf of investors. The precise nature and rights of a Fund as the beneficial owner of the SSE Securities or SZSE Securities through HKSCC as nominee is not well defined under the PRC laws. There is a lack of a clear definition of, and distinction between, legal ownership and beneficial ownership under the PRC laws and there have been few cases involving a nominee account structure in the PRC courts. The exact nature and methods of enforcement of the rights and interests of a Fund under the PRC laws is also uncertain. In the unlikely event that HKSCC becomes subject to winding up proceedings in Hong Kong, there is a risk that the SSE Securities or SZSE Securities may not be regarded as held for the beneficial ownership of a Fund or as part of the general assets of HKSCC available for general distribution to its creditors. Notwithstanding the fact that HKSCC does not claim proprietary interests in the SSE Securities or SZSE Securities held in its omnibus stock account in the CSDCC, the CSDCC as the share registrar for SSE- or SZSE-listed companies will still treat HKSCC as one of the shareholders when it handles corporate actions in respect of such SSE Securities or SZSE Securities. HKSCC monitors the corporate actions affecting SSE Securities and SZSE Securities and keeps participants of Central Clearing and Settlement System (“CCASS”) informed of all such corporate actions that require CCASS participants to take steps in order to participate in them. Investors may only exercise their voting rights by providing their voting instructions to HKSCC through participants of CCASS. All voting instructions from CCASS participants will be consolidated by HKSCC, who will then submit a combined single voting instruction to the relevant SSE- or SZSE-listed company.
A Fund’s investments through a Stock Connect’s Northbound Trading Link are not covered by Hong Kong’s Investor Compensation Fund. Hong Kong’s Investor Compensation Fund is established to pay compensation to investors of any nationality who suffer pecuniary losses as a result of default of a licensed intermediary or authorized financial institution in relation to exchange-traded products in Hong Kong. In addition, since a Fund carries out Northbound Trading through securities brokers in Hong Kong but not PRC brokers, it is not protected by the China Securities Investor Protection Fund in the PRC.
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Market participants are able to participate in Stock Connects subject to meeting certain information technology capability, risk management and other requirements as may be specified by the relevant exchange and/or clearinghouse. Further, the “connectivity” in Stock Connects requires routing of orders across the border of Hong Kong and the PRC. This requires the development of new information technology systems on the part of SEHK and exchange participants. There is no assurance that the systems of SEHK and market participants will function properly or will continue to be adapted to changes and developments in both markets. In the event that the relevant systems fail to function properly, trading in A-shares through Stock Connects could be disrupted.
The Shanghai-Hong Kong Stock Connect program launched in November 2014 and the Shenzhen-Hong Kong Stock Connect program launched in December 2016 and are both in their initial stages. The current regulations are relatively untested and there is no certainty as to how they will be applied or interpreted going forward. In addition, the current regulations are subject to change and there can be no assurance that a Stock Connect will not be discontinued. New regulations may be issued from time to time by the regulators and stock exchanges in China and Hong Kong in connection with operations, legal enforcement and cross-border trades under Stock Connects. A Fund may be adversely affected as a result of such changes. Furthermore, the securities regimes and legal systems of China and Hong Kong differ significantly and issues may arise from the differences on an ongoing basis. In the event that the relevant systems fail to function properly, trading in both markets through Stock Connects could be disrupted and a Fund’s ability to achieve its investment objective may be adversely affected. In addition, a Fund’s investments in A-shares through Stock Connects are generally subject to Chinese securities regulations and listing rules, among other restrictions. Further, different fees, costs and taxes are imposed on foreign investors acquiring A-shares through Stock Connects, and these fees, costs and taxes may be higher than comparable fees, costs and taxes imposed on owners of other securities providing similar investment exposure.
Some Funds may invest in onshore China bonds via a QFII license awarded to the Fund’s subadviser or through a China Interbank Bond Market (“CIBM”) registration through the Bond Connect program. CIBM is an OTC market outside the two main stock exchanges in the PRC, SSE, and SZSE, and was established in 1997. On CIBM, institutional investors (including domestic institutional investors but also QFIIs, Renminbi QFIIs as well as other offshore institutional investors, subject to authorization) trade certain debt instruments on a one-to-one quote-driven basis. CIBM accounts for a vast majority of outstanding bond values of total trading volume in the PRC. The main debt instruments traded on CIBM include government bonds, financial bonds, corporate bonds, bond repo, bond lending, and People’s Bank of China bills.
Investors should be aware that trading on CIBM exposes the applicable Fund to increased risks. CIBM is still in its development stage, and the market capitalization and trading volume may be lower than those of more developed markets. Market volatility and potential lack of liquidity due to low trading volume of certain debt securities may result in the prices of debt securities traded on such market to fluctuate significantly. Funds investing in such a market therefore may incur significant trading, settlement, and realization costs and may face counterparty default, liquidity, and volatility risks, resulting in significant losses for the Funds and their investors. Further, since a large portion of CIBM consists of Chinese state-owned entities, the policy priorities of the Chinese government, the strategic importance of the industry, and the strength of a company’s ties to the local, provincial, or central government may and will affect the pricing of such securities.
The Bond Connect program is a relatively new program and may be subject to further interpretation and guidance. There can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect a Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies, or guidelines published or applied by relevant regulators and exchanges in respect of the Bond Connect program are uncertain, and they may have a detrimental effect on a Fund’s investments and returns.
A-Share Market Suspension Risk. A-shares may only be bought from, or sold to, a Fund at times when the relevant A-shares may be sold or purchased on the relevant Chinese stock exchange. The A-shares market has a higher propensity for trading suspensions than many other global equity markets. Trading suspensions in certain stocks could lead to greater market execution risk and costs for a Fund. The SSE and SZSE currently apply a daily price limit, generally set at 10%, of the amount of fluctuation permitted in the prices of A-shares during a single trading day. The daily price limit refers to price movements only and does not restrict trading within the relevant limit. There can be no assurance that a liquid market on an exchange will exist for any particular A-share or for any particular time.
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Risks of Investing in China through Variable Interest Entities. Investments in Chinese companies may be made through a special structure known as a variable interest entity (“VIE”) that is designed to provide foreign investors, such as a Fund, with exposure to Chinese companies that operate in certain sectors in which China restricts or prohibits foreign investments. Investments in VIEs may pose additional risks because the investment is made through an intermediary shell company that has entered into service and other contracts with the underlying Chinese operating company in order to provide investors with exposure to the operating company, and therefore does not represent equity ownership in the operating company. The value of the shell company is derived from its ability to consolidate the VIE into its financials pursuant to contractual arrangements that allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership. The contractual arrangements between the shell company and the operating company may not be as effective in providing operational control as direct equity ownership, and the rights of a foreign investor (such as a Fund) may be limited, including by actions of the Chinese government that could determine that the underlying contractual arrangements are invalid at any time and without notice. VIEs are a longstanding industry practice, and Chinese regulators have permitted such arrangements to proliferate. Historically, such arrangements have not been formally recognized under Chinese law and the Chinese government has never approved these structures; however, Chinese regulations regarding the structure are evolving. On February 17, 2023, the China Securities Regulatory Commission (“CRSC”) released the “Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Companies” (the “Trial Measures”) which came into effect on March 31, 2023. The Trial Measures will require Chinese companies that pursue listings outside of mainland China, including those that do so using the VIE structure, to make a filing with the CSRC. While the Trial Measures do not prohibit the use of VIE structures, this does not serve as a formal endorsement. It remains unclear whether any additional laws, rules, or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. However, prohibitions of these structures by the Chinese government, or the inability to enforce such contracts, from which the shell company derives its value, would likely cause the VIE-structured holding(s) to suffer significant, detrimental, and possibly permanent loss with little or no recourse available, and in turn, adversely affect a Fund’s returns and NAV.
Investments in the Middle East. The economies of countries in the Middle East are all considered emerging markets economies and tend to be highly reliant on the exportation of commodities. Many Middle Eastern economies have little or no democratic tradition and are led by family structures. Opposition parties are often banned, leading to dissidence and militancy. Such developments, if they were to occur, could result in significant disruptions in securities markets. Certain Middle Eastern countries have strained relations with other Middle Eastern countries due to territorial disputes, historical animosities, international alliances, defense concerns, or other reasons, which may adversely affect the economies of these Middle Eastern countries. Certain Middle Eastern countries may be heavily dependent upon international trade, and consequently have been and may continue to be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values, and other protectionist measures imposed by the countries with which they trade. In addition, certain issuers in Middle Eastern countries in which a Fund invests may operate in, or have dealings with, countries subject to sanctions and/or embargoes imposed by the U.S. Government as state sponsors of terrorism. As a result, an issuer may sustain damage to its reputation if it is identified as an issuer operating in, or having dealings with, such countries.
The manner in which foreign investors may invest in companies in certain Middle Eastern countries, as well as limitations on those investments, may have an adverse impact on the operations of a Fund. For example, in certain of these countries, a Fund may be required to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration in some instances may not be possible on a timely basis. This may result in a delay during which the Fund may be denied certain of its rights as an investor, including rights to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled.
Investments in Saudi Arabia. A Fund generally expects to conduct transactions in a manner in which it would not be limited by regulations to a single broker. However, there may be a limited number of brokers who can provide services to the Fund in Saudi Arabia, which may have an adverse impact on the prices, quantity, or timing of Fund transactions.
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A Fund’s ability to invest in Saudi Arabian equity securities depends on the ability of the investment adviser or subadviser, as a Foreign Portfolio Manager, and the Fund, as a Qualified Foreign Investor (“QFI”), to obtain and maintain such authorizations from the Saudi Arabia Capital Market Authority (“CMA”). Even though a Fund may obtain a QFI approval, the Fund does not have an exclusive investment quota and is subject to foreign investment limitations and other regulations imposed by the CMA on QFIs, as well as local market participants. Any change in the QFI system generally, including the possibility of the investment adviser or subadviser or the Fund losing its respective Foreign Portfolio Manager or QFI status with the CMA, may adversely affect the Fund.
A Fund is required to use a trading account to buy and sell securities in Saudi Arabia. This trading account can be held directly with a broker or held with a custodian, which is known as the Independent Custody Model. The Independent Custody Model approach is generally regarded as preferable because securities are under the safekeeping and control of the custodian and would be recoverable in the event of the bankruptcy of the custodian. When a Fund utilizes the Independent Custody Model approach, it relies on a broker standing instruction letter to authorize the Fund’s sub-custodian to move securities to a trading account for settlement, based on the details supplied by the broker. However, an authorized broker could potentially either fraudulently or erroneously sell a Fund’s securities, although opportunities for a local broker to conduct fraudulent transactions are limited due to short trading hours (trading hours in Saudi Arabia are generally between 10 a.m. to 3 p.m.). In addition, the risk of fraudulent or erroneous transactions is further mitigated by a manual pre-matching process conducted by the custodian, which validates the Fund’s settlement instructions with the local broker contract note and the transaction report from the depositary. Similar risks also apply to using a direct broker trading account. When a Fund utilizes a direct broker trading account, the account is set up in the Fund’s name, and the assets are likely to be treated as ring-fenced and separated from any other accounts at the broker. However, if the broker defaults, there may be a delay in recovering the Fund’s assets that are held in the broker account, and legal proceedings may need to be initiated in order to do so.
Health Care Companies
A Fund may invest in health care companies. The activities of health care companies may be funded or subsidized by federal and state governments. If government funding and subsidies are reduced or discontinued, the profitability of these companies could be adversely affected. Health care companies may also be affected by government policies on health care reimbursements, regulatory approval for new drugs and medical instruments, and similar matters. They are also subject to legislative risk, i.e., the risk of a reform of the health care system through legislation.
Illiquid Securities
Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days, and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. Such securities may be determined to be liquid based on an analysis taking into account, among other things, trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.
Index-Related Securities (Equity Equivalents)
The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these
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securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.
Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs, or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indexes they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.
The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indexes and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.
Inflation-Linked Securities
Inflation-linked securities are typically fixed income securities whose principal values are periodically adjusted according to a measure of inflation. If the index measuring inflation falls, the principal value of an inflation-linked security will be adjusted downward, and consequently the interest payable on the security (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original principal of the security upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-linked securities. For securities that do not provide a similar guarantee, the adjusted principal value of the security repaid at maturity may be less than the original principal.
Alternatively, the interest rates payable on certain inflation-linked securities may be adjusted according to a measure of inflation. As a result, the principal values of such securities do not adjust according to the rate of inflation, although the interest payable on such securities may decline during times of falling inflation.
The values of inflation-linked securities are expected to change in response to changes in real interest rates. Real interest rates are tied to the relationship between nominal interest rates and the rate of inflation. If nominal interest rates increase at a faster rate than inflation, real interest rates may rise, leading to a decrease in value of inflation-linked securities. Inflation-linked securities may cause a potential cash flow mismatch to investors, because an increase in the principal amount of an inflation-linked security will be treated as interest income even though investors will not receive repayment of principal until maturity. If a Fund invests in such securities, it will be required to distribute such interest income in order to qualify for treatment as a regulated investment company and eliminate the Fund-level tax, without a corresponding receipt of cash, and therefore may be required to dispose of portfolio securities at a time when it may not be advantageous to do so in order to make such distributions.
While the values of inflation-linked securities are expected to be largely protected from long-term inflationary trends, short-term increases in inflation may lead to declines in value. In addition, if interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in inflation-linked securities may not be protected to the extent that the increase is not reflected in the securities’ inflation measure.
The periodic adjustment of U.S. Treasury inflation-linked securities is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-linked securities issued by a foreign government or a private issuer are generally adjusted to reflect an inflation measure specified by the issuer. There can be no assurance that the CPI-U or any other inflation measure will accurately measure the real rate of inflation in the prices of goods and services.
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IPOs and Other Limited Opportunities
A Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.
Master Limited Partnerships
A Fund may invest in master limited partnerships (“MLPs”), which are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as MLP general partners.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. There may be fewer corporate protections afforded investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders, and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as MLPs.
The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as such.
Mortgage- and Asset-Backed Securities
Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities, represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, receivables from credit card agreements, home equity loans, and student loans. Asset-backed securities may also include collateralized debt obligations as described below.
A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae), and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Under the Federal Housing Finance Agency’s “Single Security Initiative,” Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform for the issuance of Uniform Mortgage-Backed Securities (“UMBS”), which would generally align the characteristics of Fannie Mae and Freddie Mac mortgage-backed securities. In June 2019, Fannie Mae and Freddie Mac started to issue UMBS in place of their current offerings of TBA-eligible mortgage-backed securities. The effect of the issuance of UMBS on the market for mortgage-backed securities is
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uncertain. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate. Privately issued mortgage-backed securities are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, mortgage-backed securities held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans. There is no assurance that the U.S. Government would provide financial support to its agencies and instrumentalities if not required to do so. In addition, certain governmental entities have been subject to regulatory scrutiny regarding their accounting policies and practices and other concerns that may result in legislation, changes in regulatory oversight and/or other consequences that could adversely affect the credit quality, availability, or investment character of securities issued by these entities.
Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages, and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.
Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds. The terms of certain asset-backed securities may require early prepayment in response to certain credit events potentially affecting the values of the asset-backed securities.
At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Ongoing developments in the residential and commercial mortgage markets may have additional consequences for the market for mortgage-backed securities. Asset-backed securities also involve the risk that borrowers may default on the obligations backing them and that the values of and interest earned on such investments will decline as a result. Loans made to lower quality borrowers, including those of sub-prime quality, involve a higher risk of default. Therefore, the values of asset-backed securities backed by lower quality assets, such as lower quality loans, including those of sub-prime quality, may suffer significantly greater declines in value due to defaults, payment delays, or a perceived increased risk of default, especially during periods when economic conditions worsen. During periods of deteriorating economic conditions, such as recessions or periods of rising unemployment, delinquencies and losses generally increase, sometimes dramatically, with respect to securitizations involving loans, sales contracts, receivables, and other obligations underlying asset-backed securities. Mortgage-backed securities are subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgage may decline in value and be insufficient, upon foreclosure, to repay the associated loan. There are fewer investors in
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mortgage- and asset-backed securities markets and those investors are more homogenous than in markets for other kinds of securities. If a number of market participants are impacted by negative economic conditions, forced selling of mortgage- or asset-backed securities unrelated to fundamental analysis could depress market prices and liquidity significantly and for a longer period of time than in markets with greater liquidity.
CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities, or any other person or entity.
CMOs typically issue multiple classes of securities, having different maturities, interest rates, and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.
Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated.
The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.
Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.
A Fund may invest in collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), and other similarly structured securities. CBOs, CLOs, and other CDOs are types of asset-backed securities. A CBO is typically an obligation of a trust backed (or collateralized) by a pool of securities, often including high risk, below investment grade debt securities. The collateral may include many different types of debt securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities, and emerging market debt. A CLO is typically an obligation of a trust backed (or collateralized) by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other types of CDOs may include, by way of example, obligations of trusts backed by other types of assets representing obligations of various types, and may include high risk, below investment grade debt obligations. CBOs, CLOs, and other CDOs may pay management fees and administrative expenses. The risk profile of an investment in a CBO, CLO, or other CDO depends largely on the type of the collateral securities and the class of the instrument in which a Fund invests.
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For CBOs, CLOs, and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which typically bears the effects of defaults from the bonds or loans in the trust in the first instance and may serve to protect other, senior tranches from defaults. Typically, the more senior the tranche in a CBO, CLO, or other CDO, the higher its rating, although senior tranches can experience substantial losses due to actual defaults. The market values of CBO, CLO, and CDO obligations may be affected by a number of factors, including, among others, changes in interest rates, defaults affecting junior tranches, market anticipation of defaults, and general market aversion to CBO, CLO, or other CDO securities as a class, or to the collateral backing them.
CBOs, CLOs, and other CDOs may be illiquid. In addition to the risks associated with debt securities discussed elsewhere in this SAI and the Funds’ Prospectus (e.g., interest rate risk and the risk of default), CBOs, CLOs, and other CDOs carry additional risks including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments on a CBO’s, CLO’s, or other CDO’s obligations; (ii) the collateral may decline in value or be in default; (iii) the risk that Funds may invest in tranches of CBOs, CLOs, or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
Some of the loans in which a Fund may invest or to which a Fund may gain exposure through its investments in CDOs, CLOs, or other types of structured securities may be covenant-lite loans, which contain fewer or less restrictive constraints on the borrower than certain other types of loans. Covenant-lite loans generally do not include terms that allow the lender to monitor the performance of the borrower and declare a default or force a borrower into bankruptcy restructuring if certain criteria are breached. Under such loans, lenders typically must rely on covenants that restrict a company from incurring additional debt or engaging in certain actions. Such covenants can only be breached by an affirmative action of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, a Fund may have fewer rights against a borrower when it invests in or has exposure to such loans and, accordingly, may have a greater risk of loss on such investments as compared to investments in or exposure to loans with additional or more conventional covenants.
Other Income-Producing Securities
Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

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Variable and floating rate obligations. Variable and floating rate securities are debt instruments that provide for periodic adjustments in the interest rate paid on the security and, under certain limited circumstances, may have varying principal amounts. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that may change with change to the level of prevailing interest rates or the issuer’s credit quality. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. There is a risk that the current interest rate on variable and floating securities may not accurately reflect current market interest rates or adequately compensate the holder for the current creditworthiness of the issuer. Due to their variable- or floating-rate features, these instruments will generally pay higher levels of income in a rising interest rate environment and lower levels of income as interest rates decline. For the same reason, the market value of a variable- or floating-rate instrument is generally expected to have less sensitivity to fluctuations in market interest rates than a fixed-rate instrument, although the value of a floating-rate instrument may nonetheless decline as interest rates rise and due to other factors, such as changes in credit quality. Some variable or floating rate securities are structured with liquidity features such as (1) put options or tender options that permit holders (sometimes subject to conditions) to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries or (2) auction rate features, remarketing provisions, or other maturity-shortening devices designed to enable the issuer to refinance or redeem outstanding debt securities (market-dependent liquidity features). The market-dependent liquidity features may not operate as intended as a result of the issuer’s declining creditworthiness, adverse market conditions, or other factors or the inability or unwillingness of a participating broker-dealer to make a secondary market for such securities. As a result, variable or floating rate securities that include market-dependent liquidity features may lose value and the holders of such securities may be required to retain them for an extended period of time or until maturity.

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In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer, or bank to repurchase a security held by the Fund at a specified price.

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Tender option bonds. Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer, or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

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Inverse floaters. Inverse floaters have variable interest rates that typically move in the opposite direction from movements in prevailing interest rates, most often short-term rates. Accordingly, the value of inverse floaters, or other obligations or certificates structured to have similar features, generally moves in the opposite direction from interest rates. The value of an inverse floater can be considerably more volatile than the value of other debt instruments of comparable maturity and credit quality. Inverse floaters incorporate varying degrees of leverage. Generally, greater leverage results in greater price volatility for any given change in interest rates. Inverse floaters may be subject to legal or contractual restrictions on resale and therefore may be less liquid than other types of securities. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

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Strip bonds. Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds, and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.
Other Investment Companies
A Fund may invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), traded on one or more national securities exchanges, as well as private investment vehicles. Each of the Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund is a “funds-of-funds,” which may invest without limit in other investment companies sponsored by MassMutual as well as, within allowable regulatory limits, in other non-affiliated investment companies. Each of the 65/35 Allocation Fund and 80/20 Allocation Fund is also a “fund of funds,” which invests substantially all of its assets in other investment companies sponsored by American Funds. The Growth Fund invests substantially all of its assets in another investment company with an investment objective and strategy substantially similar to those of the Fund.
As a shareholder in an investment vehicle, a Fund bears its ratable share of that investment vehicle’s expenses, including its investment advisory, administration, brokerage, shareholder servicing, and other expenses, and continues to incur its own investment advisory and other expenses. A Fund’s shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment vehicles. Shares of registered open-end investment companies traded on a securities exchange may not be redeemable by a Fund in all cases. Private investment vehicles in which a Fund may invest are not registered under the 1940 Act, and so will not offer all of the protections provided by the 1940 Act (including, among other things, independent oversight, protections against certain conflicts of interest, and custodial risks).
A Fund is exposed indirectly to all of the risks applicable to any other investment vehicle in which it invests, including that the investment vehicle will not perform as expected. If the other investment company is an ETF or other product traded on a securities exchange or otherwise actively traded, its shares may trade at a premium or discount to their NAV, an effect that might be more pronounced in less liquid markets. In addition, lack of liquidity in securities of investment company traded on an exchange or otherwise actively traded could result in its value being more volatile than the underlying portfolio of securities, and may limit the ability of a Fund to sell or redeem its interest in the investment company at a time or at a price it might consider desirable. A Fund may not be able to redeem its interest in private
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investment vehicles except at certain designated times. ETFs are also subject to additional risks, including, among others, the risk that the market price of an ETF’s shares may trade above or below its NAV, the risk that an active trading market for an ETF’s shares may not develop or be maintained, the risk that trading of an ETF’s shares may be halted, and the risk that the ETF’s shares may be delisted from the listing exchange. A Fund will generally purchase and sell shares of ETFs in the secondary market and will be subject to these secondary market trading risks. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of an ETF may be purchased or redeemed directly from the ETF solely by Authorized Participants (“APs”) and only in aggregations of a specified number of shares (“Creation Units”). In addition, shares of ETFs may be purchased and sold in the secondary market at prevailing market prices. ETFs may have a limited number of financial institutions that act as APs. To the extent that those APs exit the business, or are unable to or choose not to process creation and/or redemption orders for Creation Units, and no other AP steps forward to create and redeem ETF shares, the ETF’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Buying or selling ETF shares on an exchange involves two types of costs that apply to all securities transactions. When buying or selling shares of the ETF through a broker, a Fund will likely incur a brokerage commission and other charges. In addition, a Fund may incur the cost of the “bid-ask spread”; that is, the difference between what investors are willing to pay for ETF shares (the “bid” price) and the price at which they are willing to sell ETF shares (the “ask” price). The bid-ask spread, which varies over time for shares of the ETF based on trading volume and market liquidity, is generally narrower if the ETF has more trading volume and market liquidity and wider if the ETF has less trading volume and market liquidity. In addition, increased market volatility may cause wider bid-ask spreads.
A Fund’s investment adviser or subadviser, as applicable, or their affiliates may serve as investment adviser to a registered investment company or private investment vehicle in which the Fund may invest, leading to conflicts of interest. For example, a Fund’s investment adviser or subadviser, as applicable, may receive fees based on the amount of assets invested in the other investment vehicle. Investment by a Fund in another registered investment company or private investment vehicle will typically be beneficial to its investment adviser or subadviser, as applicable, in the management of the other investment vehicle, by helping to achieve economies of scale or enhancing cash flows. Due to this and other factors, a Fund’s investment adviser or subadviser, as applicable, will have an incentive to invest the Fund’s assets in an investment vehicle sponsored or managed by it or its affiliates in lieu of investments by the Fund directly in portfolio securities, and will have an incentive to invest in such an investment vehicle over a non-affiliated investment vehicle to ensure an appropriate level of revenue to such investment adviser or subadviser, as applicable, or their affiliates. The investment adviser or subadviser, as applicable, will have no obligation to select the least expensive or best performing investment companies available to serve as an underlying investment vehicle. Similarly, a Fund’s investment adviser or subadviser, as applicable, will have an incentive to delay or decide against the sale of interests held by the Fund in an investment company sponsored or managed by it or its affiliates. It is possible that other clients of a Fund’s investment adviser or subadviser, as applicable, or its affiliates will purchase or sell interests in an investment company sponsored or managed by it at prices and at times more favorable than those at which the Fund does so.
A Fund that is not a fund-of-funds may invest in other investment vehicles whenever its investment adviser or subadviser, as applicable, believes that investment may help to achieve the Fund’s investment objective. For example, a Fund may invest in other investment companies during periods when it has large amounts of uninvested cash, when its investment adviser or subadviser, as applicable, believes share prices of other investment companies offer attractive values, or to gain or maintain exposure to various asset classes and markets or types of strategies and investments. A Fund may invest in shares of another registered investment company or private investment vehicle in order to gain indirect exposure to markets in a country where the Fund is not able to invest freely, or to gain indirect exposure to one or more issuers whose securities it may not buy directly.
SEC Rule 12d1-4 under the 1940 Act permits an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions.
The Rule could affect a Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, incur greater or unexpected expenses, or experience other adverse consequences.
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Partly Paid Securities
These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.
Portfolio Management
A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund.
The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment adviser or subadvisers.
Portfolio Turnover
The Conservative Allocation Fund’s, Balanced Allocation Fund’s, Moderate Allocation Fund’s, Growth Allocation Fund’s, Aggressive Allocation Fund’s, Growth Fund’s, 65/35 Allocation Fund’s, and 80/20 Allocation Fund’s portfolio transactions should generally involve trades in the Master Fund or Underlying Funds, as applicable, that do not entail brokerage commissions. Portfolio turnover rates for these Funds are shown in the “Fees and Expenses of the Fund” and “Financial Highlights” sections of the Prospectus. See the “Portfolio Transactions and Brokerage” section in this SAI for additional information.
Since the Feeder Fund invests all or substantially all of its assets in the Master Fund, the Feeder Fund is not in a position to affect the portfolio turnover of the Master Fund.
Real Estate-Related Investments; Real Estate Investment Trusts
Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, environmental regulations and other governmental action, completion of construction, changes in real estate value and property taxes, losses from casualty, condemnation, or natural disaster, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The U.S. residential and commercial real estate markets may, in the future, experience and have, in the past, experienced a decline in value, with certain regions experiencing significant losses in property values. Direct or indirect exposure to such real estate may adversely affect Fund performance. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks, and social and economic trends.
Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development, or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit. REITs are dependent upon the skill of each REIT’s management.
A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for favorable tax treatment under the Code and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.
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Reference Benchmark Related Investments
The London Interbank Offered Rate (“LIBOR”) had been used extensively in the U.S. and globally as a “benchmark” or “reference rate” for various commercial and financial contracts, including corporate and municipal bonds, bank loans, asset-backed and mortgage-related securities, interest rate swaps, and other derivatives. Instruments in which a Fund may have historically paid interest at floating rates based on LIBOR or may have been subject to interest caps or floors based on LIBOR. A Fund and issuers of instruments in which the Fund invests may have also historically obtained financing at floating rates based on LIBOR. In connection with the global transition away from LIBOR led by regulators and market participants as a result of benchmark reforms, LIBOR was last published on a representative basis at the end of June 2023. Alternative reference rates to LIBOR have been established in most major currencies and markets, and these alternative rates are continuing to develop (e.g., the Secured Overnight Financing Rate (“SOFR”) for USD-LIBOR). While the transition from LIBOR has gone relatively smoothly, residual risks associated with the transition may remain that may impact markets or particular investments and, as such, the full impact of the transition on a Fund or the financial instruments in which the Fund invests cannot yet be fully determined.
SOFR is intended to be a broad measure of the cost of borrowing funds overnight in transactions that are collateralized by U.S. Treasury securities. SOFR is calculated based on transaction-level repurchase agreement data collected from various sources. For each trading day, SOFR is calculated as a volume-weighted median rate derived from such data. SOFR is calculated and published by the Federal Reserve Bank of New York (“FRBNY”). If data from a given source required by the FRBNY to calculate SOFR is unavailable for any day, then the most recently available data for that segment will be used, with certain adjustments. If errors are discovered in the transaction data or the calculations underlying SOFR after its initial publication on a given day, SOFR may be republished at a later time that day. Rate revisions will be effected only on the day of initial publication and will be republished only if the change in the rate exceeds one basis point.
Because SOFR is a financing rate based on overnight secured funding transactions, it differs fundamentally from LIBOR. LIBOR is intended to be an unsecured rate that represents interbank funding costs for different short-term maturities or tenors. It is a forward-looking rate reflecting expectations regarding interest rates for the applicable tenor. Thus, LIBOR is intended to be sensitive, in certain respects, to bank credit risk and to term interest rate risk. In contrast, SOFR is a secured overnight rate reflecting the credit of U.S. Treasury securities as collateral. Thus, it is largely insensitive to credit-risk considerations and to short-term interest rate risks. SOFR is a transaction-based rate, and it has been more volatile than other benchmark or market rates, such as three-month LIBOR, during certain periods. For these reasons, among others, there is no assurance that SOFR, or rates derived from SOFR, will perform in the same or similar way as LIBOR would have performed at any time, and there is no assurance that SOFR-based rates will be a suitable substitute for LIBOR. SOFR has a relatively limited history, having been first published in April 2018. The future performance of SOFR, and SOFR-based reference rates, cannot be predicted based on SOFR’s history or otherwise. Levels of SOFR in the future may bear little or no relation to historical levels of SOFR, LIBOR or other rates. There can also be no assurance that SOFR will not be discontinued or fundamentally altered in a manner that is materially adverse to the interests of a Fund.
In addition, interest rates or other types of rates and indexes which are classed as “benchmarks” have been the subject of ongoing national and international regulatory reform, including under the European Union regulation on indexes used as benchmarks in financial instruments and financial contracts (known as the “Benchmarks Regulation”). The Benchmarks Regulation has been enacted into United Kingdom law by virtue of the European Union (Withdrawal) Act 2018 (as amended), subject to amendments made by the Benchmarks (Amendment and Transitional Provision) (EU Exit) Regulations 2019 (SI 2019/657) and other statutory instruments. Following the implementation of these reforms, the manner of administration of benchmarks has changed and may further change in the future, with the result that relevant benchmarks may perform differently than in the past, the use of benchmarks that are not compliant with the new standards by certain supervised entities may be restricted, and certain benchmarks may be eliminated entirely. Such changes could cause increased market volatility and disruptions in liquidity for instruments that rely on or are impacted by such benchmarks. Additionally, there could be other consequences which cannot be predicted.
Repurchase Agreements
A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser
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will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.
The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on the Funds is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.
Restricted Securities
Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.
Reverse Repurchase Agreements and Treasury Rolls
A Fund may enter into reverse repurchase agreements or Treasury rolls with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price (typically equal to the original sale price plus interest). During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the purchase price received by it from the counterparty. Similarly, in a Treasury roll transaction, a Fund sells a Treasury security and simultaneously enters into an agreement to repurchase the security from the buyer at a later date, at the original sale price plus interest. The repurchase price is typically adjusted to provide the Fund the economic benefit of any interest that accrued on the Treasury security during the term of the transaction. The Fund may use the purchase price received by it to earn additional return during the term of the Treasury roll transaction. Reverse repurchase agreements and Treasury rolls are similar to a secured borrowing of a Fund and generally create investment leverage. A Fund might lose money both on the security subject to the reverse repurchase agreement and on the investments it makes with the proceeds of the reverse repurchase agreement. If the counterparty in such a transaction files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the sale of its securities may be restricted or forfeited, and the counterparty may fail to return/resell the securities in question to the Fund. A Fund may enter into reverse repurchase agreements or Treasury rolls without limit up to the amount permitted under applicable law. Pursuant to Rule 18f-4 under the 1940 Act, a Fund has the option to treat all reverse repurchase agreements and similar financing transactions as “derivatives transactions,” or to include all such transactions in the Fund’s asset coverage ratio for borrowings. The SEC has finalized rules that will require certain transactions involving U.S. Treasuries, including reverse repurchase agreements, to be centrally cleared. Compliance with these rules is expected to be required by the middle of 2027. Although the impact of these rules on a Fund is difficult to predict, they may reduce the availability or increase the costs of such transactions and may adversely affect a Fund’s performance.
Securities Lending
An Underlying Fund may lend its portfolio securities to the extent permitted under the 1940 Act and the rules and regulations thereunder. Securities lending allows a Fund to retain ownership of the securities loaned and, at the same time, earn additional income. Generally, under a Fund’s securities lending program, all securities loans will be secured continuously by cash collateral and/or non-cash collateral. Non-cash collateral will include only securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. A Fund maintains the ability to obtain the right to vote or consent on proxy proposals involving material events affecting securities loaned. The risks in lending portfolio securities, as with other extensions of credit, include a possible delay or expense in recovering the loaned securities or a possible loss of rights in the collateral should the borrower fail financially. If the borrower fails to return the loaned securities upon termination of the loan, the value of the collateral may not be sufficient to replace the loaned
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securities. Regulations adopted by global prudential regulators require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many securities lending agreements, terms that delay or restrict the rights of counterparties, such as the Funds, to terminate such agreements, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. It is possible that these requirements, as well as potential additional government regulation and other developments in the market, could adversely affect a Fund’s ability to terminate existing securities lending agreements or to realize amounts to be received under such agreements.
The SEC has finalized a rule that will require reporting and public disclosure of securities loan transaction information (not including party names). Compliance with this rule is expected to be required in September 2026. The rule’s requirements impose significant operational and compliance burdens on securities lending market participants and may limit a Fund’s ability to execute certain investment strategies and/or have a material adverse effect on the Fund’s ability to generate returns.
Short Sales
A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.
Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. The SEC has adopted rules requiring managers to file monthly confidential reports with the SEC regarding equity short sales and related activity. Under such rules, the SEC will publicly disclose aggregated short position information on a monthly basis. Compliance with these rules is expected to be required in February 2026. As noted above, the SEC also adopted a rule that will require reporting and public disclosure of securities loan transaction information (not including party names); this may include, but is not limited to, information about securities loans entered into in connection with short sales. In addition, other non-U.S. jurisdictions (such as the European Union and the United Kingdom) where a Fund may trade have reporting requirements. If a Fund’s short positions or its strategy become generally known, it could have a significant effect on the investment adviser’s or subadviser’s ability to implement its investment strategy. In particular, it could make it more likely that other investors could cause a “short squeeze” in the securities held short by a Fund forcing the Fund to cover its positions at a loss. In addition, if other investors engage in copycat behavior by taking positions in the same issuers as a Fund, the cost of borrowing securities to sell short could increase drastically and the availability of such securities to the Fund could materially decrease. Such events could make a Fund unable to execute its investment strategy. In response to market events, the SEC and regulatory authorities in other jurisdictions may adopt (and in certain cases, have adopted) bans or other restrictions on short sales of certain securities or on derivatives and other hedging instruments used to achieve a similar economic effect. Such bans or other restrictions may limit a Fund’s ability to execute certain investment strategies and may have a material adverse effect on the Fund’s ability to generate returns.
Special Purpose Acquisition Companies
A Fund may invest in stock, warrants, and other securities of special purpose acquisition companies (“SPACs”) or similar special purpose entities that pool funds to seek potential acquisition or merger opportunities. A SPAC is typically a publicly traded company that raises funds through an IPO for the purpose of acquiring or merging with an unaffiliated company to be identified subsequent to the SPAC’s IPO. SPACs are often used as a vehicle to transition a company from private to publicly traded. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market fund securities, and cash. To the extent the SPAC is invested in cash or
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similar securities, this may impact a Fund’s ability to meet its investment objective. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless or may be repurchased or retired by the SPAC at an unfavorable price. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a suitable transaction. Some SPACs may pursue acquisitions or mergers only within certain industries or regions, which may further increase the volatility of their securities’ prices. In addition to purchasing publicly traded SPAC securities, a Fund may invest in SPACs through additional financings via securities offerings that are exempt from registration under the federal securities laws (restricted securities). No public market will exist for these restricted securities unless and until they are registered for resale with the SEC, and such securities may be considered illiquid and/or be subject to restrictions on resale. It may also be difficult to value restricted securities issued by SPACs.
SPACs often have pre-determined time frames to make an acquisition (typically two years). In addition, as the number of SPACs grows, there is greater competition among SPACs and traditional purchasers of companies. These factors further increase the likelihood that SPAC sponsors may be incentivized to consummate acquisitions or mergers at less attractive valuations, as well as the risk that SPACs cannot successfully complete business combinations.
An investment in a SPAC is subject to a variety of risks in addition to those described above, including that: (i) a significant portion of the funds raised by the SPAC for the purpose of identifying and effecting an acquisition or merger may be expended during the search for a target transaction; (ii) an attractive acquisition or merger target may not be identified and the SPAC will be required to return any remaining invested funds to shareholders; (iii) attractive acquisition or merger targets may become scarce if the number of SPACs seeking to acquire operating businesses increases; (iv) any proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (v) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (vi) a Fund may be delayed in receiving any redemption or liquidation proceeds from a SPAC to which it is entitled; (vii) an investment in a SPAC may be diluted by subsequent public or private offerings of securities in the SPAC or by other investors exercising existing rights to purchase securities of the SPAC; (viii) SPAC sponsors generally purchase interests in the SPAC at more favorable terms than investors in the IPO or subsequent investors on the open market; (ix) no or only a thinly traded market for shares of or interests in a SPAC may develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC security’s value; and (x) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. SPACs are subject to increasing scrutiny, and potential legal challenges or regulatory developments may limit their effectiveness or prevalence (for example, the SEC recently adopted rules and guidance addressing a number of SPAC-related topics, including enhanced disclosure requirements).
Terrorism, War, Natural Disasters, and Epidemics
Terrorism, war, and related geopolitical events (and their aftermath) have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on U.S. and world economies and markets generally. For example, in February 2022, Russia commenced a large-scale military attack on Ukraine. The outbreak of hostilities between the two countries has caused, and may continue to cause, adverse effects on the regional and the global financial markets and economies. In addition, sanctions imposed on Russia, Russian individuals, including politicians, and Russian corporate and banking entities by the U.S. and other countries, and any sanctions imposed or threatened in the future, may have a significant adverse impact on the Russian economy and related markets. Such actions may also result in a decline in the value and liquidity of Russian securities, and a weakening of the ruble, and will impair a Fund’s ability to buy, sell, receive, or deliver Russian securities. In addition, securities market trading halts related to the conflict could adversely impact the value and liquidity of a Fund’s holdings, and could impair a Fund’s ability to transact in and/or value portfolio securities. Additionally, Russia has taken retaliatory actions, including preventing repatriation of capital by U.S. and other investors. The ramifications of the ongoing conflict and related sanctions may negatively impact other regional and global financial markets (including in Europe, Asia, and the U.S.), companies in other countries (including those that have done business in Russia), various sectors, industries, and markets for securities and commodities, such as oil and natural gas, and global supply chains, food supplies, inflation, and global growth. The price and liquidity of a Fund’s investments may fluctuate widely as a result of this and other geopolitical
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conflicts and related events. The extent and duration of any military conflict or future escalation of such hostilities (including cyberattacks), the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations, cannot be predicted. These and any related or similar future events could have a significant adverse impact on a Fund’s performance and the value of an investment in a Fund.
Natural and environmental disasters, such as, for example, earthquakes, fires, floods, hurricanes, tsunamis, and weather-related phenomena generally, as well as widespread epidemics, can be highly disruptive to economies and markets, adversely affecting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds’ investments. For example, the spread of the novel strain of coronavirus and its variants (known as COVID-19) in recent years caused volatility, severe market dislocations and liquidity constraints in many markets, and adversely affected the Funds’ investments and operations. Public health issues, including infectious illness outbreaks, epidemics, and pandemics, have caused, and could in the future cause, among other things, travel restrictions and disruptions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, and disruptions to business operations (including staff reductions), supply chains, and consumer activity, as well as general concern and uncertainty that have negatively affected, and could in the future negatively affect, the economic environment.
Public health issues, including infectious illness outbreaks, epidemics, and pandemics may contribute to market volatility, inflation, and systemic economic weakness, and may exacerbate other pre-existing political, social, economic, market, and financial risks. Such public health issues could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors, and the health of the markets generally in potentially significant and unforeseen ways.
Trade Claims
A Fund may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.
Trust Preferred Securities
Trust preferred securities are typically issued by corporations, generally in the form of interest bearing notes with preferred securities characteristics, or by an affiliated trust, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Trust preferred securities may pay interest at either fixed or adjustable rates. Trust preferred securities may be issued with a final maturity date, or may be perpetual.
Trust preferred securities are typically junior and fully subordinated liabilities of an issuer and benefit from a guarantee that is junior and fully subordinated to the other liabilities of the guarantor. In addition, trust preferred securities typically permit an issuer to defer the payment of income for five years or more without triggering an event of default. Because of their subordinated position in the capital structure of an issuer, the ability to defer payments for extended periods of time without default consequences to the issuer, and certain other features (such as restrictions on common dividend payments by the issuer or ultimate guarantor when full cumulative payments on the trust preferred securities have not been made), these trust preferred securities are often treated as close substitutes for traditional preferred securities, both by issuers and investors.
Many trust preferred securities are issued by trusts or other special purpose entities established by operating companies and are not a direct obligation of an operating company. At the time the trust or special purpose entity sells such preferred securities to investors, it purchases debt of the operating company (with terms comparable to those of the trust or special purpose entity securities). The trust or special purpose entity is generally required to be treated as transparent for U.S. federal income tax purposes, and the holders of the trust preferred securities are treated for tax purposes as owning beneficial interests in the underlying debt of the operating company. Accordingly, payments on the trust preferred securities are treated as interest rather than dividends for U.S. federal income tax purposes. The trust or special purpose entity in turn would be a holder of the operating company’s debt and would typically be subordinated to other classes of the operating company’s debt.
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U.S. Government Securities
The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitment. Such securities may involve increased risk of loss of principal and interest compared to government debt securities that are backed by the full faith and credit of the United States. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. From time to time, uncertainty regarding the status of negotiations in the U.S. Government to increase the statutory debt ceiling could: increase the risk that the U.S. Government may default on payments on certain U.S. Government securities; cause the credit rating of the U.S. Government to be downgraded or increase volatility in both stock and bond markets; result in higher interest rates; reduce prices of U.S. Treasury securities; and/or increase the costs of certain kinds of debt.
U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.
Utility Industries
Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment, or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation, and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.
Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.
The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of
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telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations, or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.
Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.
A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.
The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.
Zero-Coupon, Step Coupon and Pay-In-Kind Securities
Other debt securities in which the Funds may invest include zero coupon, step coupon, and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issue. Pay-in-kind securities are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
Current U.S. federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, and may not receive cash payments on payment-in-kind securities until maturity or redemption, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.
Generally, the market prices of zero coupon, step coupon, and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.
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DISCLOSURE OF PORTFOLIO HOLDINGS
The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser or any of its designates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MML Advisers or any affiliated person of the Fund or MML Advisers on the other.
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser is primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s policies, procedures, and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.
Public Disclosures
The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC as of the end of the second and fourth quarters of the Funds’ fiscal year on Form N-CSR (with respect to each semi-annual period and annual period) no later than 70 days after the end of the applicable quarter. In addition, monthly reports of all of the Funds’ portfolio holdings are filed quarterly with the SEC on Form N-PORT no later than 60 days after the end of each quarter of the Funds’ fiscal year, and the monthly report for the third month of each quarter will be made publicly available by the SEC upon filing. Shareholders may obtain the Funds’ Form N-CSR and N-PORT filings on the SEC’s website at https://www.sec.gov. In addition, each Fund’s complete schedule of portfolio holdings is available by request and at https://www.massmutual.com/product-performance/variable-insurance-funds after the end of the applicable quarter.
The Funds’ most recent portfolio holdings as of the end of each quarter are available at https://www.massmutual.com/product-performance/variable-insurance-funds no earlier than 15 calendar days after the end of each quarter. Because such information is updated quarterly, it will generally be available for viewing for approximately three months after the posting.
A Fund’s portfolio holdings may also be made available at https://www.massmutual.com/product-performance/variable-insurance-funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.
Other Disclosures
Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds and the Funds’ investment adviser may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include, but are not limited to, the Funds’ custodian
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(State Street Bank and Trust Company (“State Street”)), the Funds’ sub-administrators (State Street and MassMutual), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), filing agents, legal counsel (Ropes & Gray LLP), financial printer (Broadridge Investor Communication Solutions, Inc.), any portfolio liquidity classification vendor, any proxy voting service employed by the Funds, MML Advisers, providers of portfolio analysis tools, any pricing services employed by the Funds, and any providers of transition management services. The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds.
The Funds or the Funds’ investment adviser may distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities, or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer (or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds or MML Advisers believes is reasonably necessary in connection with the services provided by the recipient receiving the information.
The Feeder Fund
Under a master-feeder structure, the Feeder Fund’s sole portfolio holding is shares of the Master Fund.
Master Fund
The Master Fund’s investment adviser, Capital Research on behalf of the Master Fund, has adopted policies and procedures with respect to the disclosure of information about the fund’s portfolio securities. These policies and procedures have been reviewed by the Master Fund’s board of trustees, and compliance will be periodically assessed by the board in connection with reporting from the Master Fund’s Chief Compliance Officer.
Under these policies and procedures, a complete list of portfolio holdings of the Master Fund available for public disclosure, dated as of the end of each calendar quarter, is permitted to be posted on the Capital Group website (capitalgroup.com/afis) no earlier than the 10th day after such calendar quarter. In practice, the publicly disclosed portfolio is typically posted on the Capital Group website within 30 days after the end of the calendar quarter. The publicly disclosed portfolio may exclude certain securities when deemed to be in the best interest of the fund as permitted by applicable regulations. In addition, the fund’s list of top 10 portfolio holdings measured by percentage of net assets, dated as of the end of each calendar month, is permitted to be posted on the Capital Group website no earlier than the 10th day after such month for equity securities, and no earlier than the 30th day after such month for fixed income securities. The fund’s list of top 10 portfolio holdings for equity and fixed income securities is permitted to be posted no earlier than the 10th day after the final month of each calendar quarter. For multi-asset funds, the fund’s list of top 10 portfolio holdings for equity and fixed income securities is permitted to be posted each month, no earlier than the 10th day after such month. Such portfolio holdings information may be disclosed to any person pursuant to an ongoing arrangement to disclose portfolio holdings information to such person no earlier than one day after the day on which the information is posted on the Capital Group website. Capital Research may disclose individual holdings more frequently on the Capital Group website if it determines it is in the best interest of the fund.
Certain intermediaries are provided additional information about the Master Fund’s management team, including information on the Master Fund’s portfolio securities they have selected. This information is provided to larger intermediaries that require the information to make the Master Fund available for investment on the firm’s platform. Intermediaries receiving the information are required to keep it confidential and use it only to analyze the Master Fund.
The Master Fund’s custodian, outside counsel, auditor, financial printers, proxy voting and class action claims processing service providers, pricing information vendors, consultants or agents operating under a contract with the investment adviser or its affiliates, co-litigants (such as in connection with a bankruptcy proceeding related to a fund holding), and certain other third parties described below, each of which requires portfolio holdings information for legitimate business and fund oversight purposes, may receive the Master Fund portfolio holdings information earlier.
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The Master Fund’s portfolio holdings, dated as of the end of each calendar month, are made available to insurance companies that use the funds as underlying investments in their variable annuity contracts and variable life insurance policies. Monthly holdings are made available to help the insurance companies evaluate the fund for inclusion in the contracts and life insurance policies they offer and to evaluate and manage the insurance guarantees offered under their insurance contracts. Monthly holdings may be provided to insurance companies no earlier than the 10th day after the end of the calendar month. In practice, monthly holdings are provided within 30 days after the end of the calendar month. Holdings may also be disclosed more frequently to certain statistical and data collection agencies including Morningstar, Lipper, Inc., Value Line, Vickers Stock Research, Bloomberg, and Thomson Financial Research. Information on certain portfolio characteristics of the Master Fund is also provided to the insurance companies each business day. Intermediaries receiving the information are required to keep it confidential and use it only for the purposes described above.
Affiliated persons of the Master Fund, including officers of the American Funds Insurance Series and employees of Capital Research and its affiliates, who receive portfolio holdings information are subject to restrictions and limitations on the use and handling of such information pursuant to applicable codes of ethics, including requirements not to trade in securities based on confidential and proprietary investment information, to maintain the confidentiality of such information, and to pre-clear securities trades and report securities transactions activity, as applicable. Third-party service providers of the Master Fund and other entities receiving such information are subject to confidentiality obligations and obligations that would prohibit them from trading in securities based on such information. When portfolio holdings information is disclosed other than through the Capital Group website to persons not affiliated with the Master Fund, such persons will be bound by agreements (including confidentiality agreements) or fiduciary or other obligations that restrict and limit their use of the information to legitimate business uses only. None of the Master Fund, its investment adviser or any of their affiliates receives compensation or other consideration in connection with the disclosure of information about portfolio securities.
Subject to board policies of the American Funds Insurance Series, the authority to disclose the Master Fund’s portfolio holdings, and to establish policies with respect to such disclosure, resides with the appropriate investment-related committees of Capital Research. In exercising their authority, the committees determine whether disclosure of information about the Master Fund’s portfolio securities is appropriate and in the best interest of Master Fund shareholders. Capital Research has implemented policies and procedures to address conflicts of interest that may arise from the disclosure of Master Fund holdings. For example, Capital Research’s code of ethics specifically requires, among other things, the safeguarding of information about Master Fund holdings and contains prohibitions designed to prevent the personal use of confidential, proprietary investment information in a way that would conflict with Master Fund transactions. In addition, Capital Research believes that its current policy of not selling portfolio holdings information and not disclosing such information to unaffiliated third parties until such holdings have been made public on the Capital Group website (other than to certain Master Fund’s service providers and other third parties for legitimate business and Master Fund oversight purposes) helps reduce potential conflicts of interest between Master Fund shareholders and Capital Research and its affiliates.
Capital Research and its affiliates provide investment advice to individuals and financial intermediaries that have investment objectives that may be substantially similar to those of the Master Fund. These clients also may have portfolios consisting of holdings substantially similar to those of the Master Fund and generally have access to current portfolio holdings information for their accounts. These clients do not owe Capital Research or the Master Fund a duty of confidentiality with respect to disclosure of their portfolio holdings.
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INVESTMENT RESTRICTIONS OF THE FUNDS
FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Fund. Each Fund may not:
(1) purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.
(2) purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial or commodity transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.
(3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)
(4) participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).
(5) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.
(6) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.
(7) concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a)	There is no limitation for securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

(b)	There is no limitation for securities issued by other investment companies.

The fundamental investment limitations described above will not be read or interpreted to limit the ability of a Fund to invest all or substantially all of its assets in the shares of one or more other registered, open-end investment companies, such as the Master Fund or Underlying Funds.
With respect to limitation (1) above, each state and each separate political subdivision, agency, authority, or instrumentality of such state, each multi-state agency or authority, and each guarantor, if any, are treated as separate issues of municipal bonds.
NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS
In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.
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In accordance with such policies, each Fund may not:
(1) to the extent required by applicable law at the time, purchase additional securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of its total assets.
(2) sell securities short, but reserves the right to sell securities short against the box.
(3) invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MML Advisers pursuant to Board approved guidelines.
With respect to limitation (3) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate orderly steps, as deemed necessary, to protect liquidity.
Notwithstanding the foregoing fundamental or non-fundamental investment restrictions, the Master Fund and the Underlying Funds in which each Fund may invest have adopted certain investment limitations that may be more or less restrictive than those listed above, thereby permitting the Funds to engage indirectly in investment strategies that are prohibited under the investment limitations listed above.
In accordance with each of the Conservative Allocation Fund’s, Balanced Allocation Fund’s, Moderate Allocation Fund’s, Growth Allocation Fund’s, Aggressive Allocation Fund’s, 65/35 Allocation Fund’s, and 80/20 Allocation Fund’s investment program as set forth in the Prospectus, each Fund may invest 25% or more of its assets in any one Underlying Fund and the Feeder Fund invests all of its assets in the Master Fund. While each Fund does not intend to concentrate its investments in a particular industry, a Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more Underlying Funds.
The investment objective of each Fund is not fundamental and may be changed by the Board without shareholder approval. Investment of the Feeder Fund’s assets in the Master Fund is not a fundamental policy of the Feeder Fund and a shareholder vote is not required to withdraw the Feeder Fund’s entire investment from the Master Fund.
The Master Fund and American Underlying Funds
Each of the Growth Fund, 65/35 Allocation Fund, and 80/20 Allocation Fund invests all or substantially all of its assets in the Master Fund or American Underlying Funds, as applicable. The following are fundamental policies for the Master Fund and each American Underlying Fund, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities. All percentage limitations in the Master Fund’s and American Underlying Funds’ policies are considered at the time securities are purchased and are based on the Master Fund’s or American Underlying Fund’s net assets (excluding, for the avoidance of doubt, collateral held in connection with securities lending activities) unless otherwise indicated. None of the Master Fund’s or American Underlying Funds’ policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the Master Fund or an American Underlying Fund. In managing the Master Fund or an American Underlying Fund, Capital Research may apply more restrictive policies than those listed below.
Except where otherwise indicated, the following policies apply to the Master Fund and each American Underlying Fund (please also see “Additional Information About Fundamental Policies” below):
1. Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, the Master Fund or an American Underlying Fund may not:

a.	Borrow money;

b.	Issue senior securities;

c.	Underwrite the securities of other issuers;

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d.	Purchase or sell real estate or commodities;

e.	Make loans; or

f.	Purchase the securities of any issuer if, as a result of such purchase, a fund’s investments would be concentrated in any particular industry.

2. The Master Fund or an American Underlying Fund may not invest in companies for the purpose of exercising control or management.
3. For Washington Mutual Investors Fund, the fund may not invest more than 5% of net assets in money market instruments, after allowing for sales of portfolio securities and fund shares within 30 days and the accumulation of cash balances representing undistributed net investment income and realized capital gains, in order to maintain a fully invested portfolio.
Nonfundamental policies. The following policy may be changed without shareholder approval: The Master Fund or an American Underlying Fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Additional Information About Fundamental Policies of the Master Fund and American Underlying Funds
The information below is not part of the Master Fund’s or American Underlying Funds’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the Master Fund and American Underlying Fund. Information is also provided regarding the Master Fund’s and American Underlying Funds’ current intention with respect to certain investment practices permitted by the 1940 Act.
For purposes of fundamental policy 1a, the Master Fund or an American Underlying Fund may borrow money in amounts of up to 33 1/3% of its total assets from banks for any purpose. Additionally, the Master Fund or an American Underlying Fund may borrow up to 5% of its total assets from banks or other lenders for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time of borrowing and thereafter.
For purposes of fundamental policies 1a and 1e, the Master Fund or an American Underlying Fund may borrow money from, or loan money to, other funds managed by Capital Research or its affiliates to the extent permitted by applicable law and an exemptive order issued by the SEC.
For purposes of fundamental policy 1b, a senior security does not include any promissory note or evidence of indebtedness if such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the Master Fund or an American Underlying Fund at the time the loan is made (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). Further, the Master Fund or an American Underlying Fund is permitted to enter into derivatives and certain other transactions, notwithstanding the prohibitions and restrictions on the issuance of senior securities under the 1940 Act, in accordance with current SEC rules and interpretations.
For purposes of fundamental policy 1c, the policy will not apply to the Master Fund or an American Underlying Fund to the extent the Master Fund or American Underlying Fund may be deemed an underwriter within the meaning of the 1933 Act in connection with the purchase and sale of fund portfolio securities in the ordinary course of pursuing its investment objective(s) and strategies.
For purposes of fundamental policy 1e, the Master Fund or an American Underlying Fund may not lend more than 33 1/3% of its total assets, provided that this limitation shall not apply to the Master Fund’s or an American Underlying Fund’s purchase of debt obligations, money market instruments and repurchase agreements.
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For purposes of fundamental policy 1f, the Master Fund or an American Underlying Fund may not invest more than 25% of its total assets in the securities of issuers in a particular industry. This policy does not apply to investments in securities of the United States government, its agencies or instrumentalities or government sponsored entities or repurchase agreements with respect thereto. For purposes of this policy, with respect to a private activity municipal bond the principal and interest payments of which are derived primarily from the assets and revenues of a non-governmental entity, the Master Fund or an American Underlying Fund will look to such non-governmental entity to determine the industry to which the investment should be allocated.
For purposes of fundamental policy 3, money market instruments include one or more money market or similar funds managed by Capital Research or its affiliates.
MANAGEMENT OF THE TRUST
The Trust has a Board comprised of nine Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts, and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust, the adviser, or any subadviser (“Independent Trustees”) have retained independent legal counsel. As investment adviser to the Funds, MML Advisers may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, and year of birth, as well as their principal occupations during at least the past five years and their other current principal business affiliations.
The Board has appointed an Independent Trustee Chairperson of the Trust. The Chairperson presides at Board meetings and may call a Board or committee meeting when he or she deems it necessary. The Chairperson participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers, and independent legal counsel, between meetings. The Chairperson may also perform such other functions as may be requested by the Board from time to time. The Board has established the three standing committees described below, and may form working groups or ad hoc committees as needed.
The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews its leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.
Independent Trustees

Nabil N. El-Hage 1295 State Street Springfield, MA 01111-0001 Year of birth: 1958 Trustee of the Trust since 2012 Trustee of 55 portfolios in fund complex	Trustee of the Trust
Founder and CEO (since 2018), AEE International LLC (a Puerto Rico LLC); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2003), Chairman (2006-2012), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), Chairman (2006-2012), MML Series Investment Fund II (open-end investment company).
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Maria D. Furman 1295 State Street Springfield, MA 01111-0001 Year of birth: 1954 Trustee of the Trust since 2012 Trustee of 55 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

R. Bradford Malt 1295 State Street Springfield, MA 01111-0001 Year of birth: 1954 Trustee of the Trust since 2022 Trustee of 55 portfolios in fund complex	Trustee of the Trust
Chairman (2004-2019), Management Committee (1993-2019), Partner (1987-2019), Ropes & Gray LLP (counsel to the Trust and MML Advisers); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

C. Ann Merrifield 1295 State Street Springfield, MA 01111-0001 Year of birth: 1951 Trustee of the Trust since 2012 Trustee of 55 portfolios in fund complex	Trustee of the Trust
Retired; Director (since 2020), Lead Director (2020-2022), Chairperson (since 2020) of the Nominating and Governance Committee, Member (since 2020) and Chairperson (2020-2022) of the Compensation Committee, and Member (2020-2022) of the Audit Committee, Lyra Therapeutics (a clinical-stage specialty pharmaceutical company); Trustee (since 2012), MassMutual Select Funds (open-end investment company); Trustee (since 2004), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2012), MML Series Investment Fund (open-end investment company); Trustee (since 2005), MML Series Investment Fund II (open-end investment company).

Cynthia R. Plouché 1295 State Street Springfield, MA 01111-0001 Year of birth: 1957 Trustee of the Trust since 2022 Trustee of 55 portfolios in fund complex	Trustee of the Trust
Retired; Trustee (since 2014), Northern Trust Funds (open-end investment companies); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).
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Jason J. Price 1295 State Street Springfield, MA 01111-0001 Year of birth: 1973 Trustee of the Trust since 2022 Trustee of 55 portfolios in fund complex	Trustee of the Trust
Partner (since 2020), PTI Studio Partners (investment entity); Owner (since 2025), New Haven United FC (amateur soccer team); Co-Founder and Chairman of the Board (2017-2021), NXTHVN (arts organization); Trustee (since 2022), MassMutual Select Funds (open-end investment company); Trustee (since 2022), MassMutual Premier Funds (open-end investment company); Trustee (since 2022), MassMutual Advantage Funds (open-end investment company); Trustee (since 2022), MML Series Investment Fund (open-end investment company); Trustee (since 2022), MML Series Investment Fund II (open-end investment company).

Susan B. Sweeney 1295 State Street Springfield, MA 01111-0001 Year of birth: 1952 Chairperson of the Trust since 2022 Trustee of the Trust since 2009 Trustee of 57 portfolios in fund complex[1]	Chairperson and Trustee of the Trust
Retired; Trustee (since 2012), Barings Corporate Investors (closed-end investment company); Trustee (since 2012), Barings Participation Investors (closed-end investment company); Chairperson (since 2022), Trustee (since 2009), MassMutual Select Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MassMutual Premier Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Chairperson (since 2022), Trustee (since 2009), MML Series Investment Fund (open-end investment company); Chairperson (since 2022), Trustee (since 2012), MML Series Investment Fund II (open-end investment company).
Interested Trustees

Clifford M. Noreen[2] 1295 State Street Springfield, MA 01111-0001 Year of birth: 1957 Trustee of the Trust since 2021 Trustee of 57 portfolios in fund complex[3]	Trustee of the Trust
Retired; Head of Global Investment Strategy (2019-2024), MassMutual; Chairman (since 2009), Trustee (since 2005), President (2005-2009), CI Subsidiary Trust and PI Subsidiary Trust; Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Corporate Investors (closed-end investment company); Chairman and Trustee (since 2009), President (2005-2009), Vice President (1993-2005), Barings Participation Investors (closed-end investment company); Trustee (since 2021), MassMutual Select Funds (open-end investment company); Trustee (since 2021), MassMutual Premier Funds (open-end investment company); Trustee (since 2021), MassMutual Advantage Funds (open-end investment company); Trustee (since 2021), MML Series Investment Fund (open-end investment company); Trustee (since 2021), MML Series Investment Fund II (open-end investment company).

1	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.
2	Mr. Noreen is an “Interested Person,” as that term is defined in the 1940 Act, as a former employee of MassMutual.
3	Barings Participation Investors and Barings Corporate Investors are deemed to be a part of the Fund Complex, because they are managed by Barings LLC, an affiliate of MML Advisers.
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Douglas Steele[4] 1295 State Street Springfield, MA 01111-0001 Year of birth: 1975 Trustee of the Trust since 2026 Officer of the Trust since 2016 Trustee and Officer of 55 portfolios in fund complex	Trustee and President of the Trust
Director (since 2026), President (since 2024), Head of MassMutual Investments (2024), Vice President (2017-2024), Interim Head of MassMutual Investments (2023-2024), Head of Product Management (2021-2024), Head of Manager Research (2021), Head of Investment Management (2017-2021), MML Advisers; Head of MassMutual Investments (since 2024), Interim Head of MassMutual Investments (2023-2024), Head of Product Management (2021-2024), Head of Manager Research (2021), Head of Investment Management (2017-2021), MassMutual; Trustee (since 2026), President (since 2024), Vice President (2016-2024), MassMutual Select Funds (open-end investment company); Trustee (since 2026), President (since 2024), Vice President (2016-2024), MassMutual Premier Funds (open-end investment company); Trustee (since 2026), President (since 2024), Vice President (2021-2024), MassMutual Advantage Funds (open-end investment company); Trustee (since 2026), President (since 2024),Vice President (2016-2024), MML Series Investment Fund (open-end investment company); Trustee (since 2026), President (since 2024),Vice President (2016-2024), MML Series Investment Fund II (open-end investment company).
Principal Officers

Justin Do Carmo 1295 State Street Springfield, MA 01111-0001 Year of birth: 1988 Officer of the Trust since 2020 Officer of 55 portfolios in fund complex	Assistant Treasurer of the Trust
Fund Operations Director (since 2022), Fund Operations Consultant (2019-2022), MassMutual; Assistant Treasurer (since 2020), MassMutual Select Funds (open-end investment company); Assistant Treasurer (since 2020), MassMutual Premier Funds (open-end investment company); Assistant Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Assistant Treasurer (since 2020), MML Series Investment Fund (open-end investment company); Assistant Treasurer (since 2020), MML Series Investment Fund II (open-end investment company).

Andrew M. Goldberg 1295 State Street Springfield, MA 01111-0001 Year of birth: 1966 Officer of the Trust since 2001 Officer of 55 portfolios in fund complex	Vice President, Secretary, and Chief Legal Officer of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Secretary (since 2015), Assistant Secretary (2013-2015), MML Advisers; Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), Assistant Secretary (2001-2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

4	Mr. Steele is an “Interested Person,” as that term is defined in the 1940 Act, as an employee of MassMutual.
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Renée Hitchcock 1295 State Street Springfield, MA 01111-0001 Year of birth: 1970 Officer of the Trust since 2007 Officer of 55 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust
Head of Mutual Fund Administration (since 2018), MassMutual; Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Select Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2021), MassMutual Advantage Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2016), Assistant Treasurer (2007-2016), MML Series Investment Fund II (open-end investment company).

Jill Nareau Robert 1295 State Street Springfield, MA 01111-0001 Year of birth: 1972 Officer of the Trust since 2008 Officer of 55 portfolios in fund complex	Vice President and Assistant Secretary of the Trust
Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Assistant Secretary (since 2015), MML Advisers; Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (2008-2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), Assistant Secretary (formerly known as “Assistant Clerk”) (2008-2017), MML Series Investment Fund II (open-end investment company).

Brian Pelkola 1295 State Street Springfield, MA 01111-0001 Year of birth: 1984 Officer of the Trust since 2025 Officer of 55 portfolios in fund complex	Vice President of the Trust
Vice President and Head of Product Management (since 2025), Director of Product Management (2025), Senior Product Manager (2022-2025), MML Advisers; Head of Product Management (since 2025), Director of Product Management (2025), Senior Product Manager (2022-2025), MassMutual; Senior Fund Administration Supervisor (2020-2022) Massachusetts Financial Services Company; Vice President (since 2025), MassMutual Select Funds (open-end investment company); Vice President (since 2025), MassMutual Premier Funds (open-end investment company); Vice President (since 2025), MassMutual Advantage Funds (open-end investment company); Vice President (since 2025), MML Series Investment Fund (open-end investment company); Vice President (since 2025), MML Series Investment Fund II (open-end investment company).

Douglas Steele 1295 State Street Springfield, MA 01111-0001 Year of birth: 1975 Trustee of the Trust since 2026 Officer of the Trust since 2016 Trustee and Officer of 55 portfolios in fund complex	Trustee and President of the Trust
For Mr. Steele’s biography, please refer to the section above titled “Interested Trustees.”
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Meredith Ulrich 1295 State Street Springfield, MA 01111-0001 Year of birth: 1986 Officer of the Trust since 2021 Officer of 55 portfolios in fund complex	Vice President of the Trust
Vice President (since 2024), Product Manager (since 2018), MML Advisers; Product Manager (since 2018), MassMutual; Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Select Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Premier Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Advantage Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MML Series Investment Fund (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman 1295 State Street Springfield, MA 01111-0001 Year of birth: 1964 Officer of the Trust since 2007 Officer of 55 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust
Vice President and Chief Compliance Officer (since 2013), MML Advisers; Head of Mutual Fund & Institutional Advisory Compliance (since 2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).
Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns, or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-five years, however, with the exception of Mr. Clifford M. Noreen, an interested Trustee of the Trust shall no longer serve as a Trustee if or when they are no longer an employee of MassMutual or an affiliate.
The Chairperson is elected to hold such office for a term of three years or until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she retires, dies, resigns, is removed, or becomes disqualified, and any such Chairperson may not serve more than two consecutive terms.
The President, Treasurer, and Secretary and such other officers as the Trustees may in their discretion from time to time elect are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed, or becomes disqualified.
Each officer and the Chairperson shall hold office at the pleasure of the Trustees.
The Chairperson of any of the Trust’s Committees shall serve a term of three years or until he or she retires, dies, resigns, is removed, or becomes disqualified.
Additional Information About the Trustees
In addition to the information set forth above, the following specific experience, qualifications, attributes, and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.
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Nabil N. El-Hage — As a former CEO or CFO of various public and private companies, Mr. El-Hage has experience with financial, regulatory, and operational issues. He has also taught corporate finance at the graduate level, and has served as a director for more than a dozen public and private companies and as an associate at a venture capital firm. Mr. El-Hage holds a BS in Electronic Engineering from Yale University and an MBA with high distinction from Harvard University.
Maria D. Furman — As a trustee and chairperson or member of the audit and investment committees of various educational organizations, and as a former managing director, director, and portfolio manager at an investment management firm, Ms. Furman has experience with financial, regulatory, and operational issues. She also has served as an audit and investment committee member and a director, treasurer, and investment committee chair for environmental, educational, and healthcare organizations. Ms. Furman is a CFA charterholder and holds a BA from the University of Massachusetts at Dartmouth.
R. Bradford Malt — As a current Chairman Emeritus, a former Chairman, and a former partner of a corporate law firm, which serves as counsel to the Trust and to MML Advisers, with over 40 years of financial services experience, Mr. Malt has expertise in financial, regulatory, and operational issues. He has also served as a director for several public and private companies. Mr. Malt holds an AB in Applied Mathematics from Harvard College and a JD from Harvard Law School.
C. Ann Merrifield — As a former trustee of a healthcare organization, current and former director of specialty pharmaceutical companies, former biotechnology executive, former partner of a consulting firm, and investment officer at a large insurance company, Ms. Merrifield has experience with financial, regulatory, and operational issues. She also has served as an audit committee member for a manufacturing company and three public life sciences companies. Ms. Merrifield holds a BA and M. Ed. from the University of Maine and an MBA from Amos Tuck School of Business Administration at Dartmouth College.
Clifford M. Noreen — As a former executive of financial services companies with over 35 years of investment management experience, a director of several private companies, an investment committee member of two non-profit organizations, and a director and/or officer of various investment companies and private funds, Mr. Noreen has experience with financial, regulatory, and operational issues. Mr. Noreen holds a BA from the University of Massachusetts and an MBA from American International College.
Cynthia R. Plouché — As a former assessor of a township, a former portfolio manager for asset management firms, and a former chief investment officer and managing director of an asset management firm with over 32 years of financial services experience, Ms. Plouché has experience with financial, regulatory, and operational issues. She has also served as a trustee and audit committee member for open-end investment companies and a trustee for a closed-end investment company. Ms. Plouché holds a BA in Psychology and Social Relations from Harvard University and an MBA from the Wharton School at the University of Pennsylvania.
Jason J. Price — As a former executive with over 25 years of financial services experience, Mr. Price has experience with financial, regulatory, and operational issues. He served as a Senior Vice President of Cigna Investment Management from 2009 to 2012 and as Head of Private Equity for the State of Connecticut Office of the Treasurer from 2005 to 2009. Mr. Price holds a BA in Business Administration from Morehouse College and an MBA from Harvard Business School.
Douglas Steele — As an executive, director, and consultant for insurance and financial services companies with over 25 years’ experience, Mr. Steele has experience with financial, regulatory, and operational issues. Mr. Steele is a CFA charterholder and holds a BA from Bates College. Mr. Steele also has FINRA Series 6, 7, 24, 26, and 63 registrations.
Susan B. Sweeney — As a former executive and investment officer of a property and casualty company and a former executive of a financial services company with over 35 years of financial services experience, Ms. Sweeney has experience with financial, regulatory, and operational issues. From 2010 to 2014, she was Chief Investment Officer and Senior Vice President of Selective Insurance Company of America. She also served as Chief Investment Officer for the State of Connecticut Pension Fund from 2002 to 2007, directing a multi-asset portfolio. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, an MBA from Harvard Business School, and a Doctor of Humane Letters from Charter Oak State College.
Board Committees and Meetings
The full Board met six times during the fiscal year ended December 31, 2025.
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Audit Committee. The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. El-Hage, Malt, and Price and Mses. Furman, Merrifield, and Plouché, oversees the Trust’s accounting and financial reporting policies and practices, its internal controls, and internal controls of certain service providers; oversees the quality and objectivity of the Trust’s financial statements and the independent audit thereof; evaluates the independence of the Trust’s independent registered public accounting firm; evaluates the overall performance and compensation of the Chief Compliance Officer; acts as liaison between the Trust’s independent registered public accounting firm and the full Board; and provides immediate access for the Trust’s independent registered public accounting firm to report any special matters they believe should be brought to the attention of the full Board. During the fiscal year ended December 31, 2025, the Audit Committee met four times.
Nominating and Governance Committee. The Trust has a Nominating and Governance Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Nominating and Governance Committee meets at least twice per calendar year. During the fiscal year ended December 31, 2025, the Nominating and Governance Committee met twice. The Nominating and Governance Committee (a) identifies, and evaluates the qualifications of, individuals to become independent members of the Funds’ Board in the event that a position currently filled by an Independent Trustee is vacated or created; (b) nominates Independent Trustee nominees for election or appointment to the Board; (c) sets any necessary standards or qualifications for service on the Board; (d) recommends periodically to the full Board an Independent Trustee to serve as Chairperson; (e) evaluates at least annually the independence and overall performance of counsel to the Independent Trustees; (f) annually reviews the compensation of the Independent Trustees; and (g) oversees board governance issues including, but not limited to, (i) evaluating the board and committee structure and the performance of Trustees, (ii) considering and addressing any conflicts, (iii) considering the retirement policies of the Board, and (iv) considering and making recommendations to the Board at least annually concerning the Trust’s directors and officers liability insurance coverage.
The Nominating and Governance Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee may also consider any other facts and circumstances attendant to such shareholder submission as may be deemed appropriate by the Nominating and Governance Committee, including, without limitation, the value of the Funds’ securities owned by the shareholder and the length of time such shares have been held by the shareholder. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating and Governance Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating and Governance Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111-0001. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating and Governance Committee is to select a nominee for Independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality, and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Shareholder Candidate will make a good Trustee; (B) the class or series and number of all shares of the Funds owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e), and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Funds); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Funds to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above; and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name as it appears on the Funds’ books, the number of all shares of each series of the Funds owned beneficially and of record by
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the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating and Governance Committee may require the Shareholder Candidate to furnish as the Nominating and Governance Committee may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.
Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111-0001. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.
The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders, or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data, or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.
Contract Committee. The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. During the fiscal year ended December 31, 2025, the Contract Committee met three times. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.
Risk Oversight
As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks, and operational risks. The Funds’ investment adviser and administrator, MML Advisers, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Master Fund’s and the Underlying Funds’ investment advisers or subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.
In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Funds’ Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and MML Series Investment Fund and MML Series Investment Fund II subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.
In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairperson of the Trust, the Chairperson of the Audit Committee, or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers, and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.
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The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. This and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.
Share Ownership of Trustees and Officers of the Trust
The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2025.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Nabil N. El-Hage ........................	None	None
Maria D. Furman .......................	None	None
R. Bradford Malt ........................	None	None
C. Ann Merrifield .......................	None	None
Cynthia R. Plouché ......................	None	None
Jason J. Price ...........................	None	None
Susan B. Sweeney ........................	None	None
Interested Trustees
Paul LaPiana[1] ..........................	None	None
Clifford M. Noreen ......................	None	$10,001-$50,000
Douglas Steele[2] .........................	None	$10,001-$50,000

1	Resigned from the Board as of March 1, 2026.
2	Joined the Board as of April 1, 2026.
The ownership information shown above does not include units of separate investment accounts that invest in one or more registered investment companies overseen by a Trustee in the family of investment companies held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more such registered investment companies. As of December 31, 2025, these amounts were as follows: Mr. El-Hage, over $100,000; Ms. Furman, None; Mr. LaPiana, None; Mr. Malt, None; Ms. Merrifield, None; Mr. Noreen, over $100,000; Ms. Plouché, None; Mr. Price, None; Ms. Sweeney, None; and Douglas Steele, over $100,000.
As of April 1, 2026, the Trustees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.
To the knowledge of the Trust, as of December 31, 2025, the Independent Trustees and their immediate family members did not own beneficially or of record securities of the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the investment adviser, subadviser(s), principal underwriter, or sponsoring insurance company of the Funds.
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Trustee Compensation
Effective January 1, 2026 the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $20,650 per quarter plus a fee of $3,500 per in-person meeting attended plus a fee of $3,500 for the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee are paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee is paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, including the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.
During 2025, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $11,210 per quarter plus a fee of $1,900 per in-person meeting attended plus a fee of $1,900 for the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 40% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairpersons of each of the Audit Committee and the Contract Committee were paid an additional 10% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. The Chairperson of the Nominating and Governance Committee was paid an additional 7% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, including the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee, and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.
The following table discloses actual compensation paid to Trustees of the Trust during the 2025 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested.” These amounts are valued based on changes in the values of one or more registered investment companies overseen by a Trustee.

Name of Trustee	Aggregate Compensation from the Trust	Total Compensation from the Trust and Fund Complex Paid to Trustees
Nabil N. El-Hage ............................	$61,948[1]	$326,040
Maria D. Furman ...........................	$56,514	$297,440
Paul LaPiana[2] ..............................	$0	$0
R. Bradford Malt ............................	$56,514	$297,440
C. Ann Merrifield ...........................	$61,948	$326,040
Clifford M. Noreen ..........................	$54,340	$398,700
Cynthia R. Plouché ..........................	$61,117	$317,460
Jason J. Price ...............................	$56,514	$297,440
Douglas Steele[3] .............................	$0	$0
Susan B. Sweeney ............................	$74,176	$525,300

1	The compensation amount shown does not include a gain/loss in the amount of $61,010 attributable to amounts held under a deferred compensation plan.
2	Resigned from the Board as of March 1, 2026. Mr. LaPiana, as an employee of MassMutual, received no compensation for his role as a Trustee to the Trust.
3	Joined the Board as of April 1, 2026. Mr. Steele, as an employee of MassMutual, receives no compensation for his role as a Trustee to the Trust.
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MASTER FUND AND AMERICAN UNDERLYING FUNDS TRUST
INDEPENDENT TRUSTEES1
The American Funds Insurance Series’ nominating and governance committee and board select independent trustees with a view toward constituting a board that, as a body, possesses the qualifications, skills, attributes, and experience to appropriately oversee the actions of the American Funds Insurance Series’ service providers, decide upon matters of general policy, and represent the long-term interests of fund shareholders. In doing so, they consider the qualifications, skills, attributes, and experience of the current board members, with a view toward maintaining a board that is diverse in viewpoint, experience, education, and skills.
The American Funds Insurance Series seeks independent trustees who have high ethical standards and the highest levels of integrity and commitment, who have inquiring and independent minds, mature judgment, good communication skills, and other complementary personal qualifications and skills that enable them to function effectively in the context of the American Funds Insurance Series’ board and committee structure and who have the ability and willingness to dedicate sufficient time to effectively fulfill their duties and responsibilities.
Each independent trustee has a significant record of accomplishments in governance, business, not-for-profit organizations, government service, academia, law, accounting, or other professions. Although no single list could identify all experience upon which the American Funds Insurance Series’ independent trustees draw in connection with their service, the following table summarizes key experience for each independent trustee. These references to the qualifications, attributes, and skills of the trustees are pursuant to the disclosure requirements of the SEC, and shall not be deemed to impose any greater responsibility or liability on any trustee or the board as a whole. Notwithstanding the accomplishments listed in this SAI, American Funds Insurance Series has stated that none of the independent trustees is considered an “expert” within the meaning of the federal securities laws with respect to information in the American Funds Insurance Series’ registration statement.

NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH SERIES	YEAR FIRST ELECTED A TRUSTEE OF THE SERIES[2]	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS[3] HELD BY TRUSTEE DURING THE PAST FIVE YEARS	OTHER RELEVANT EXPERIENCE
Vanessa C. L. Chang 1952	Trustee	2026	Former Director, EL & EL Investments (real estate)	93
Transocean Ltd. (offshore drilling contractor)
Former director of Sykes Enterprises (outsourced customer engagement service provider) (until 2021); Edison International/Southern California Edison (until 2025)

  Service as a chief executive officer, insurance-related (claims/dispute resolution) internet company
  Senior management experience, investment banking
  Former partner, public accounting firm
  Corporate board experience
  Service on advisory and trustee boards for charitable, educational, and non-profit organizations
  Former member of the Governing Council of the

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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH SERIES	YEAR FIRST ELECTED A TRUSTEE OF THE SERIES[2]	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS[3] HELD BY TRUSTEE DURING THE PAST FIVE YEARS	OTHER RELEVANT EXPERIENCE
						Independent Directors Council C.P.A. (inactive)
Francisco G. Cigarroa, MD 1957	Trustee	2021	Professor of Surgery, University of Texas Health San Antonio; Trustee, Ford Foundation; Clayton Research Scholar, Clayton Foundation for Biomedical Research	114	None	Corporate board experience Service on boards of community and nonprofit organizations MD
Nariman Farvardin 1956	Trustee	2018	President, Stevens Institute of Technology	114	None
  Senior management experience, educational institution
  Corporate board experience
  Professor, electrical and computer engineering
  Service on advisory boards and councils for educational, nonprofit, and governmental organizations
  MS, PhD, electrical engineering

Jennifer C. Feikin 1968	Trustee	2022	Independent corporate board member; previously held positions at Google, AOL, 20th Century Fox, and McKinsey & Company	114	Hertz Global Holdings, Inc.	Senior corporate management experience Corporate board experience Business consulting experience Service on advisory and trustee boards for charitable and nonprofit organizations JD
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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH SERIES	YEAR FIRST ELECTED A TRUSTEE OF THE SERIES[2]	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS[3] HELD BY TRUSTEE DURING THE PAST FIVE YEARS	OTHER RELEVANT EXPERIENCE
John G. Freund, MD, 1953	Trustee	2026	Founder and former Managing Director, Skyline Ventures (a venture capital investor in health care companies); Co-Founder of Intuitive Surgical, Inc. (1995 – 2000); Co-Founder and former CEO of Arixa Pharmaceuticals, Inc. (2016 - 2020)	96	Collegium Pharmaceutical, Inc.; SI – Bone, Inc. Former director of Sutro Biopharma, Inc. (until 2025)	Experience in investment banking and senior management at multiple venture capital firms, a medical device company, and a biopharmaceutical company Corporate board experience MD, MBA
Leslie Stone Heisz 1961	Trustee	2022	Former Managing Director, Lazard (retired, 2010); Director, Kaiser Permanente (California public benefit corporation); former Lecturer, UCLA Anderson School of Management	114	Edwards Lifesciences; Ingram Micro Holding Corporation (information technology products and services) Former director of Public Storage, Inc. (until 2024)
  Senior corporate management experience, investment banking
  Business consulting experience
  Corporate board experience
  Service on advisory and trustee boards for charitable and nonprofit organizations
  MBA

Sharon I. Meers 1965	Trustee	2026	Co-Founder and President, Midi Health, Inc. (a women’s telehealth company)	93	None
  Service as head of strategic partnerships, ecommerce company
  Experience in investment banking and senior management experience in business development, operations, and investment management
  Service on trustee boards for nonprofit organizations
  MA, economics

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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH SERIES	YEAR FIRST ELECTED A TRUSTEE OF THE SERIES[2]	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS[3] HELD BY TRUSTEE DURING THE PAST FIVE YEARS	OTHER RELEVANT EXPERIENCE
Kenneth M. Simril 1965	Trustee	2026	President and CEO, SCI Ingredients Holdings, Inc. (food manufacturing); former President and CEO, Fleischmann’s Ingredients (2016 – 2022)	96	Bunge Limited (agricultural business and food company) Former director of At Home Group, Inc. (until 2021)
  Service as operating executive in various private equity-owned companies
  Experience in international business affairs, capital markets, and risk management
  Independent trustee and advisor for city and county public pension plans
  MBA, finance, BS, engineering

Margaret Spellings 1957	Chair of the Board (Independent and Non-Executive)	2010	President and CEO, Bipartisan Policy Center; former President and CEO, Texas 2036	114	None
  Former U.S. Secretary of Education, U.S. Department of Education
  Former Assistant to the President for Domestic Policy, The White House
  Former senior advisor to the Governor of Texas
  Service on advisory and trustee boards for charitable and nonprofit organizations

Christopher E. Stone 1956	Trustee	2026	Professor of Practice of Public Integrity, University of Oxford, Blavatnik School of Government	96	None	Service on advisory and trustee boards for charitable, international jurisprudence, and nonprofit organizations Former professor, practice of criminal justice Former president of a large complex
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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH SERIES	YEAR FIRST ELECTED A TRUSTEE OF THE SERIES[2]	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS[3] HELD BY TRUSTEE DURING THE PAST FIVE YEARS	OTHER RELEVANT EXPERIENCE
						of global philanthropies JD, Mphil, criminology
Alexandra Trower 1964	Trustee	2018	Former Executive Vice President, Global Communications and Corporate Officer, The Estée Lauder Companies	114	None	Service on trustee boards for charitable and nonprofit organizations Senior corporate management experience Branding
Paul S. Williams 1959	Trustee	2020	Former Partner/Managing Director, Major, Lindsey & Africa (executive recruiting firm) (2005-2018)	114
Public Storage, Inc.
Former director of Romeo Power, Inc. (manufacturer of batteries for electric vehicles) (until 2022); Compass Minerals, Inc. (producer of salt and specialty fertilizers) (until 2023)
Air Transport Services Group, Inc. (aircraft leasing and air cargo transportation) (until 2025)

  Senior corporate management experience
  Corporate board experience
  Corporate governance experience
  Service on trustee boards for charitable and educational nonprofit organizations
  Securities law expertise
  JD

INTERESTED TRUSTEES4,5
Interested trustees of the American Funds Insurance Series have similar qualifications, skills, and attributes as the independent trustees. Interested trustees are senior executive officers and/or directors of Capital Research or its affiliates. Such management roles with the American Funds Insurance Series’ service providers also permit the interested trustees to make a significant contribution to the American Funds Insurance Series’ board.
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NAME AND YEAR OF BIRTH	POSITION(S) HELD WITH SERIES	YEAR FIRST ELECTED A TRUSTEE OF THE SERIES[2]	PRINCIPAL OCCUPATION(S) AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL UNDERWRITER OF THE SERIES DURING PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS[3] HELD BY TRUSTEE DURING THE PAST FIVE YEARS
Christopher D. Buchbinder 1971	President and Trustee	2014-2021 2026	Partner – Capital Research Global Investors, Capital Research	77	None
William L. Robbins 1968	Trustee	2026	Partner – Capital International Investors, Capital Research; Chair and Director, Capital Group International, Inc.*	77	None
OTHER OFFICERS5

NAME AND YEAR OF BIRTH[2]	POSITION(S) HELD WITH SERIES	YEAR FIRST ELECTED AN OFFICER[2]	PRINCIPAL OCCUPATION(S) AND POSITIONS HELD WITH AFFILIATED ENTITIES OR THE PRINCIPAL UNDERWRITER OF THE SERIES DURING PAST FIVE YEARS
Michael W. Stockton 1967	Principal Executive Officer and Executive Vice President	2021	Senior Vice President - Legal and Compliance Group, Capital Research
Courtney R. Taylor 1975	Secretary	2010-2014; 2023	Assistant Vice President—Legal and Compliance Group, Capital Research
Gregory F. Niland 1971	Treasurer	2008	Vice President—Legal and Compliance Group, Capital Research
Susan K. Countess 1966	Assistant Secretary	2014	Associate—Legal and Compliance Group, Capital Research
Sandra Chuon 1972	Assistant Treasurer	2019	Vice President—Investment Operations, Capital Research
Brian C. Janssen 1972	Assistant Treasurer	2015	Senior Vice President—Legal and Compliance Group, Capital Research

*	Company affiliated with Capital Research
1	The term independent trustee refers to a trustee who is not an “interested person” of the Master Fund and the American Underlying Funds within the meaning of the 1940 Act.
2	Trustees and officers of the American Funds Insurance Series serve until their resignation, removal, or retirement.
3	This includes all directorships/trusteeships (other than those in the American Funds or other funds managed by Capital Research or its affiliates) that are held by each trustee as a director/trustee of a public company or a registered investment company. Unless otherwise noted, all directorships/trusteeships are current.
4	The term interested trustee refers to a trustee who is an “interested person” of the Master Fund and the American Underlying Funds within the meaning of the 1940 Act, on the basis of his or her affiliation with the American Funds Insurance Series’ investment adviser, Capital Research, or affiliated entities.
5	All of the trustees and/or officers listed are officers and/or directors/trustees of one or more of the other funds for which Capital Research serves as investment adviser.
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THE ADDRESS FOR ALL TRUSTEES AND OFFICERS OF THE AMERICAN FUNDS INSURANCE SERIES IS 333 SOUTH HOPE STREET, 55TH FLOOR, LOS ANGELES, CALIFORNIA 90071, ATTENTION: SECRETARY
OWNERSHIP OF SHARES OF MASTER FUND AS OF DECEMBER 31, 2025

NAME OF TRUSTEE	DOLLAR RANGE[1] OF FUND SHARES OWNED IN SERIES[2]	AGGREGATE DOLLAR RANGE[1] OF SHARES OWNED IN ALL FUNDS OVERSEEN BY TRUSTEE IN THE SAME FAMILY OF INVESTMENT COMPANIES AS THE SERIES	DOLLAR RANGE[1] OF INDEPENDENT TRUSTEES DEFERRED COMPENSATION[3] ALLOCATED TO SERIES[4]	AGGREGATE DOLLAR RANGE1,[5] OF INDEPENDENT TRUSTEES DEFERRED COMPENSATION[3] ALLOCATED TO ALL FUNDS OVERSEEN BY TRUSTEE IN THE SAME FAMILY OF INVESTMENT COMPANIES AS THE SERIES
INDEPENDENT TRUSTEES
Vanessa C.L. Chang ..	None	Over $100,000	N/A	N/A
Francisco G. Cigarroa .........	None	None	N/A	Over $100,000
Nariman Farvardin ..	None	Over $100,000	N/A	Over $100,000
Jennifer C. Feikin ....	None	Over $100,000	N/A	Over $100,000
John G. Freund .....	None	Over $100,000	N/A	Over $100,000
Leslie Stone Heisz ...	None	Over $100,000	N/A	N/A
Sharon I. Meers .....	None	Over $100,000	N/A	Over $100,000
Kenneth M. Simril ...	None	Over $100,000	N/A	N/A
Margaret Spellings ...	None	Over $100,000	N/A	Over $100,000
Christopher E. Stone .	None	Over $100,000	N/A	Over $100,000
Alexandra Trower ....	None	Over $100,000	N/A	Over $100,000
Paul S. Williams .....	None	Over $100,000	N/A	Over $100,000
INTERESTED TRUSTEES
Christopher D. Buchbinder ......	None	Over $100,000	N/A	N/A
William L. Robbins ..	None	Over $100,000	N/A	N/A

1	Ownership disclosure is made using the following ranges: None; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; and Over $100,000. The amounts listed for interested trustees include shares owned through The Capital Group Companies, Inc. retirement plan and/or 401(k) plan, as applicable.
2	Shares of the funds may only be owned by purchasing variable annuity and variable life insurance contracts. Each trustee’s need for variable annuity or variable life contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans, or other considerations.
3	Eligible trustees may defer their compensation under a nonqualified deferred compensation plan. Amounts deferred by the trustee accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustee.
4	The funds in the American Funds Insurance Series are not available for investment in the independent trustees’ deferred compensation plan.
5	N/A indicates that the listed individual, as of December 31, 2025, was not a trustee of a particular fund (or, as applicable, other funds in the same family of investment companies as the fund), did not allocate deferred compensation to the fund, or did not participate in the deferred compensation plan.
TRUSTEE COMPENSATION—No compensation is paid by the American Funds Insurance Series to any officer or trustee who is a director, officer, or employee of the investment adviser or its affiliates. Except for the independent trustees listed in the “Independent Trustees” table under the Master Fund and American Underlying Funds Trust section in this SAI, all other officers and trustees of the American Funds Insurance Series are directors, officers or employees of the investment adviser or its affiliates. The board typically meets either individually or jointly with the boards of one or
B-80

more other such funds with substantially overlapping board membership (in each case referred to as a “board cluster”). The American Funds Insurance Series typically pays each independent trustee an annual retainer fee, based primarily on the total number of board clusters which that independent trustee serves. Board and committee chairs receive additional fees for their services.
The American Funds Insurance Series and the other funds served by each independent trustee each pay a portion of these fees.
No pension or retirement benefits are accrued as part of American Funds Insurance Series expenses. Generally, independent trustees may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the American Funds Insurance Series. The American Funds Insurance Series also reimburses certain expenses of the independent trustees.
MASTER FUND TRUSTEE COMPENSATION EARNED DURING THE FISCAL YEAR ENDED DECEMBER 31, 2025:

NAME	AGGREGATE COMPENSATION (INCLUDING VOLUNTARILY DEFERRED COMPENSATION1) FROM THE FUND	TOTAL COMPENSATION (INCLUDING VOLUNTARILY DEFERRED COMPENSATION1) FROM ALL FUNDS MANAGED BY CAPITAL RESEARCH OR ITS AFFILIATES
Vanessa C.L. Chang (elected January 1, 2026) ...........	None	$472,000
Fransisco G. Cigarroa[2] ............	$59,440	362,000
Nariman Farvardin[2] ..............	37,766	552,000
Jennifer C. Feikin[2] ...............	59,440	474,500
John G. Freund (elected Janaury 1, 2026) ...........	None	524,000
Leslie Stone Heisz ...............	59,440	474,500
Mary Davis Holt (retired December 31, 2025) ........	45,648	432,000
Merit E. Janow[2] (service ended December 31, 2025) ...	38,313	580,000
Sharon I. Meers (elected Janaury 1, 2026) ...........	None	377,000
Kenneth M. Simril (elected January 1, 2026) ...........	None	377,000
Margaret Spellings[2] ..............	44,334	542,000
Christopher E. Stone (elected January 1, 2026) ...........	None	468,000
Alexandra Trower[2] ...............	61,082	372,000
Paul S. Williams[2] ................	61,082	372,000

1	Amounts may be deferred by eligible trustees under a nonqualified deferred compensation plan adopted by the American Funds Insurance Series in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more American Funds as designated by the trustees. Compensation shown in this table for the fiscal year ended December 31, 2025 does not include earnings on amounts deferred in previous fiscal years. See footnote 2 to this table for more information.
2	Since the deferred compensation plan’s adoption, the total amount of deferred compensation accrued by the American Funds Insurance Series (plus earnings thereon) through the end of the 2025 fiscal year for participating trustees is as follows: Francisco G. Cigarroa ($168,656), Nariman Farvardin ($676,191), Jennifer C. Feikin ($206,613), Merit E. Janow ($53,761), Margaret Spellings ($558,496), Alexandra Trower ($580,410), and Paul S. Williams ($115,942). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the American Funds Insurance Series until paid to the trustees.
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As of April 1, 2026, the officers and trustees of the American Funds Insurance Series, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Master Fund or an American Underlying Fund.
AMERICAN FUNDS INSURANCE SERIES ORGANIZATION AND THE BOARD OF TRUSTEES—The American Funds Insurance Series, an open-end investment company, was organized as a Massachusetts business trust on September 13, 1983. At a meeting of the American Funds Insurance Series’ shareholders on November 24, 2009, shareholders approved the reorganization of the Series to a Delaware statutory trust. However, the American Funds Insurance Series reserved the right to delay implementing the reorganization and has elected to do so. A summary comparison of the governing documents and state laws affecting the Delaware statutory trust and the current form of organization of the American Funds Insurance Series can be found in the proxy statement for the American Funds Insurance Series dated August 28, 2009, which is available on the SEC’s website at sec.gov.
All American Funds Insurance Series operations are supervised by its board of trustees, which meets periodically and performs duties required by applicable state and federal laws. Independent board members are paid certain fees for services rendered to the American Funds Insurance Series as described above. They may elect to defer all or a portion of these fees through a deferred compensation plan in effect for the American Funds Insurance Series.
Massachusetts common law provides that a trustee of a Massachusetts business trust owes a fiduciary duty to the trust and must carry out his or her responsibilities as a trustee in accordance with that fiduciary duty. Generally, a trustee will satisfy his or her duties if he or she acts in good faith and uses ordinary prudence.
The American Funds Insurance Series currently consists of separate funds which have separate assets and liabilities, and invest in separate investment portfolios. The board of trustees may create additional funds in the future. Income, direct liabilities, and direct operating expenses of a fund will be allocated directly to that fund and general liabilities and expenses of the American Funds Insurance Series will be allocated among the funds in proportion to the total net assets of each fund.
The Master Fund and each American Underlying Fund has Class 1, Class 1A, Class 2, and Class 4 shares. In addition, the Master Fund and Growth-Income Fund have Class 3 shares. Other funds in the American Funds Insurance Series have Class P1 and/or Class P2 shares. The shares of each class represent an interest in the same investment portfolio. Each class has equal rights as to voting, redemption, dividends, and liquidation, except that each class bears different distribution expenses and other expenses properly attributable to the particular class as approved by the board of trustees and set forth in the American Funds Insurance Series’ amended and restated rule 18f-3 Plan. Class 1A, Class 2, Class 3, and Class 4 shareholders have exclusive voting rights with respect to their respective rule 12b-1 Plans adopted in connection with the distribution of Class 1A, Class 2, Class 3, and Class 4 shares. Class 1A and Class 4 shareholders have exclusive voting rights with respect to their Insurance Administrative Services Plans. Shares of each Class of the American Funds Insurance Series vote together on matters that affect all classes in substantially the same manner. Each class votes as a class on matters that affect that class alone.
The American Funds Insurance Series does not hold annual meetings of shareholders. However, significant matters that require shareholder approval, such as certain elections of board members or a change in a fundamental investment policy, will be presented to shareholders at a meeting called for such purpose. Shareholders have one vote per share owned. At the request of the holders of at least 10% of the shares, the American Funds Insurance Series will hold a meeting at which any member of the board could be removed by a majority vote.
The American Funds Insurance Series’ declaration of trust and by-laws, as well as separate indemnification agreements that the American Funds Insurance Series has entered into with independent trustees, provide in effect that, subject to certain conditions, the American Funds Insurance Series will indemnify its officers and trustees against liabilities or expenses actually and reasonably incurred by them relating to their service to the American Funds Insurance Series. However, trustees are not protected from liability by reason of their willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.
LEADERSHIP STRUCTURE—The board’s chair is currently an independent trustee who is not an “interested person” of the American Funds Insurance Series within the meaning of the 1940 Act. The board has determined that an independent chair facilitates oversight and enhances the effectiveness of the board. The independent chair’s duties include, without limitation, generally presiding at meetings of the board, approving board meeting schedules and agendas, leading meetings of the independent trustees in executive session, facilitating communication with committee chairs, and serving as the principal independent trustee contact for Series management and counsel to the independent trustees and the fund.
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RISK OVERSIGHT—Day-to-day management of the American Funds Insurance Series, including risk management, is the responsibility of the American Funds Insurance Series’ contractual service providers, including the American Funds Insurance Series’ investment adviser, principal underwriter/distributor, and transfer agent. Each of these entities is responsible for specific portions of the American Funds Insurance Series’ operations, including the processes and associated risks relating to the funds’ investments, integrity of cash movements, financial reporting, operations, and compliance. The board of trustees oversees the service providers’ discharge of their responsibilities, including the processes they use to manage relevant risks. In that regard, the board receives reports regarding the operations of the American Funds Insurance Series service providers, including risks. For example, the board receives reports from investment professionals regarding risks related to the funds’ investments and trading. The board also receives compliance reports from the American Funds Insurance Series and Capital Research’s chief compliance officers addressing certain areas of risk.
Committees of the American Funds Insurance Series’ board, which are comprised of independent board members, none of whom is an “interested person” of the fund within the meaning of the 1940 Act, as well as joint committees of independent board members of funds managed by Capital Research, also explore risk management procedures in particular areas and then report back to the full board. For example, the American Funds Insurance Series’ audit committee oversees the processes and certain attendant risks relating to financial reporting, valuation of fund assets, and related controls. Similarly, a joint review and advisory committee oversees certain risk controls relating to the fund’s transfer agency services.
Not all risks that may affect the American Funds Insurance Series can be identified or processes and controls developed to eliminate or mitigate their effect. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Master Fund’s or an American Underlying Fund’s objectives. As a result of the foregoing and other factors, the ability of the American Funds Insurance Series’ service providers to eliminate or mitigate risks is subject to limitations.
AMERICAN FUNDS INSURANCE SERIES COMMITTEES OF THE BOARD OF TRUSTEES—American Funds Insurance Series has an audit committee comprised of Vanessa C. L. Chang, Francisco G. Cigarroa, John G. Freund, Leslie Stone Heisz, Sharon I. Meers, Kenneth M. Simril, Christopher E. Stone, and Paul S. Williams. The committee provides oversight regarding the American Funds Insurance Series’ accounting and financial reporting policies and practices, its internal controls, and the internal controls of the American Funds Insurance Series’ principal service providers. The committee acts as a liaison between the American Funds Insurance Series’ independent registered public accounting firm and the full board of trustees. The audit committee held five meetings during the 2025 fiscal year.
The American Funds Insurance Series has a contracts committee comprised of all of its independent board members. The committee’s principal function is to request, review, and consider the information deemed necessary to evaluate the terms of certain agreements between the American Funds Insurance Series and Capital Research or its affiliates, such as the Investment Advisory and Service Agreement and plan of distribution adopted pursuant to rule 12b-1 under the 1940 Act, that the American Funds Insurance Series may enter into, renew or continue, and to make its recommendations to the full board of trustees on these matters. The contracts committee held one meeting during the 2025 fiscal year.
The American Funds Insurance Series has a nominating and governance committee comprised of Nariman Farvardin, Jennifer C. Feikin, Margaret Spellings, and Alexandra Trower. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation, and other relevant issues, and recommends any appropriate changes to the full board of trustees. The committee also coordinates annual self-assessments of the board and evaluates, selects, and nominates independent trustee candidates to the full board of trustees. While the committee normally is able to identify from its own and other resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the American Funds Insurance Series, addressed to the American Funds Insurance Series’ secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the committee. The nominating and governance committee held two meetings during the 2025 fiscal year.
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CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
MassMutual, MML Bay State, and C.M. Life were the record owners of all of the outstanding shares of each series of the Trust as of April 1, 2026 and, therefore, may be deemed to be in control (as that term is defined in the 1940 Act) of each series of the Trust. However, certain owners of variable life insurance policies and variable annuity contracts that depend upon the investment performance of the Funds have the right to instruct MassMutual, MML Bay State, and C.M. Life as to how shares of the Trust deemed attributable to their contracts shall be voted. MassMutual, MML Bay State, and C.M. Life generally are required to vote shares attributable to such contracts but for which no instructions were received, in proportion to those votes for which instructions were received. The address of MassMutual, MML Bay State, and C.M. Life is 1295 State Street, Springfield, Massachusetts 01111-0001.
Principal Master Fund shareholders
The following tables identify those investors who own of record, or are known by the Master Fund to own beneficially, 5% or more of any class of the Master Fund’s shares as of the opening of business on April 1, 2026. Unless otherwise indicated, the ownership percentages below represent ownership of record rather than beneficial ownership.
Master Fund

Name and address	Ownership	Ownership percentage
JNL Series Trust Lansing, MI	Beneficial	Class 1	34.70%
LVIP American Growth Fund Fort Wayne, IN	Beneficial	Class 1	12.50%
NVIT Growth Feeder Fund C/O Nationwide King of Prussia, PA	Beneficial	Class 1	10.22%
Lincoln Life Insurance Company Fort Wayne, IN	Beneficial	Class 1 Class 1-A Class 2 Class 4	8.62% 17.51% 46.17% 23.78%
BHFTI American Funds Growth Portfolio Boston, MA	Beneficial	Class 1	7.84%
Mac & Company FBO Aggressive Model Portfolio Account 1 Pittsburgh, PA	Beneficial	Class 1-A	35.44%
Mac & Company FBO Model Portfolio Account 2 Pittsburgh, PA	Beneficial	Class 1-A	18.08%
Mac & Company FBO Model Portfolio Account 3 Pittsburgh, PA	Beneficial	Class 1-A	15.55%
Metropolitan Life Insurance Company Individual Annuities Irvine, CA	Beneficial	Class 2	7.43%
Talcott Resolution Life and Annuity Insurance Company Hartford, CT	Beneficial	Class 2	6.94%
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Name and address	Ownership	Ownership percentage
AIG Sunamerica Life Assurance Company Variable Separate Account & Variable Annuity Account Seven Houston, TX	Beneficial	Class 3	100.00%
Nyliac Jersey City, NJ	Beneficial	Class 4	23.53%
Separate Account A of Pacific Life Insurance Company Newport Beach, CA	Beneficial	Class 4	20.63%
Transamerica Life Insurance Company Separate Account VA B Cedar Rapids, IA	Beneficial	Class 4	8.53%
INVESTMENT ADVISORY AND OTHER SERVICE AGREEMENTS
Investment Adviser
MML Advisers, a wholly-owned subsidiary of MassMutual, serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MML Advisers is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies, and restrictions as set forth herein and in the Prospectus.
The Advisory Agreement with each Fund may be terminated by the Board or by MML Advisers without penalty: (i) at any time for cause or by agreement of the parties or (ii) by either party upon sixty days’ written notice to the other party. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period) by the Board or by the holders of a majority of the outstanding voting securities of the applicable Fund, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. MML Advisers’ liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence, or reckless disregard of such obligations and duties.
MML Advisers also serves as investment adviser to: MassMutual Diversified Value Fund, MM S&P 500® Index Fund, MassMutual Blue Chip Growth Fund, MassMutual Mid Cap Growth Fund, MassMutual Small Cap Growth Equity Fund, and MassMutual Overseas Fund, which are series of MassMutual Select Funds, an open-end management investment company; MML Barings Short-Duration Bond Fund, MML Barings Inflation-Protected and Income Fund, MML Barings Core Bond Fund, MML Barings Diversified Bond Fund, MML Barings High Yield Fund, MassMutual Small Cap Opportunities Fund, and MassMutual Global Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Clinton Limited Term Municipal Fund, MML Clinton Municipal Fund, MML Clinton Municipal Credit Opportunities Fund, MML Barings Global Floating Rate Fund, and MML Barings Unconstrained Income Fund, which are series of MassMutual Advantage Funds, an open-end management investment company; MML Focused Equity Fund, MML Foreign Fund, MML Income & Growth Fund, MML Small/Mid Cap Value Fund, MML Sustainable Equity Fund, MML VIP American Century Mid Cap Value Fund, MML VIP American Century Small Company Value Fund, MML VIP BlackRock® Equity Index Fund, MML VIP Fidelity Institutional AM® Core Plus Bond Fund, MML VIP Invesco Global Fund, MML VIP Invesco Main Street Equity Fund, MML VIP JPMorgan U.S. Research Enhanced Equity Fund, MML VIP Loomis Sayles Large Cap Growth Fund, MML VIP MFS® International Equity Fund, MML VIP T. Rowe Price Blue Chip Growth Fund, MML VIP T. Rowe Price Equity Income Fund, MML VIP T. Rowe Price Mid Cap Growth Fund, and MML VIP Wellington Small Cap Growth Equity Fund, which are also series of the Trust; MML VIP Barings Core Bond Fund, MML VIP Barings Inflation-Protected and Income Fund, MML VIP Barings Short-Duration Bond Fund, MML VIP Barings U.S. Government Money Market Fund, MML VIP BlackRock® Balanced Fund, MML VIP BlackRock iShares® 60/40 Allocation Fund, MML VIP BlackRock iShares® 80/20 Allocation Fund, MML VIP Franklin Templeton Equity Fund, MML VIP Invesco Discovery Large Cap Fund, MML VIP Invesco Discovery Mid Cap Fund, and MML VIP Invesco Small Cap Equity Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly-owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.
The Trust, on behalf of each Fund, pays MML Advisers an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows:
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Fund
Conservative Allocation Fund ......................................	0.10%
Balanced Allocation Fund .........................................	0.10%
Moderate Allocation Fund .........................................	0.10%
Growth Allocation Fund ..........................................	0.10%
Aggressive Allocation Fund ........................................	0.10%
Growth Fund ...................................................	0.15% on the first $500 million; and 0.125% on assets over $500 million
65/35 Allocation Fund ............................................	0.20% on the first $750 million; and 0.175% on assets over $750 million
80/20 Allocation Fund ............................................	0.20% on the first $750 million; and 0.175% on assets over $750 million
Information about each portfolio manager’s compensation, other accounts managed by the portfolio managers, and each portfolio manager’s ownership of securities in the relevant Fund can be found in Appendix C.
Administrator and Sub-Administrators
Except for the Advisory Agreements with respect to the Growth Fund, 65/35 Allocation Fund, and 80/20 Allocation Fund, the Advisory Agreements provide that MML Advisers will perform administrative functions relating to the Funds. With respect to each of the Funds, each of the Trust and MML Advisers agrees to bear its own expenses, except as otherwise agreed by the parties. MML Advisers provides administrative and shareholder services to the Growth Fund, 65/35 Allocation Fund, and 80/20 Allocation Fund under an Amended and Restated Administrative and Shareholder Services Agreement pursuant to which MML Advisers is obligated to provide administrative and shareholder services and bear some Fund-specific administrative expenses. MML Advisers may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Amended and Restated Administrative and Shareholder Services Agreement. MML Advisers has entered into sub-administration agreements with both State Street and MassMutual pursuant to which State Street and MassMutual each assist in many aspects of fund administration and are compensated by MML Advisers for providing administrative services to all of the Funds.
In addition to the services described above, MML Advisers has contracted with MassMutual to perform the function of transfer agent for the Funds.
The Trust, on behalf of the Growth Fund, 65/35 Allocation Fund, and 80/20 Allocation Fund, pays MML Advisers an administrative and shareholder services fee monthly at an annual rate of 0.25% of the average daily net assets of Service Class I shares of each Fund.
For the Funds in the following table, pursuant to the Advisory Agreements described above, for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023, the amount of advisory fees paid by each Fund are as follows:

	Fiscal Year Ended December 31, 2025	Fiscal Year Ended December 31, 2024	Fiscal Year Ended December 31, 2023
Fund	Advisory Fees Paid	Advisory Fees Paid	Advisory Fees Paid
Conservative Allocation Fund ..........................	$224,063	$260,795	$286,795
Balanced Allocation Fund .............................	$281,078	$313,712	$336,541
Moderate Allocation Fund ............................	$949,006	$1,100,395	$1,204,068
Growth Allocation Fund ..............................	$896,636	$948,708	$928,306
Aggressive Allocation Fund ............................	$123,055	$128,873	$125,371
For the Funds in the following tables, pursuant to the Advisory Agreements and Administrative and Shareholder Services Agreement described above, for the fiscal years ended December 31, 2025, December 31, 2024, and December 31, 2023, the amount of advisory fees paid by each Fund and the amount of administrative and shareholder services fees paid by each Fund are as follows:

	Fiscal Year Ended December 31, 2025
Fund	Advisory Fees Paid	Administrative Fees Paid
Growth Fund ..............................................	$465,986	$776,643
65/35 Allocation Fund ........................................	$1,125,325	$1,406,656
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	Fiscal Year Ended December 31, 2024
Fund	Advisory Fees Paid	Administrative Fees Paid
Growth Fund ..............................................	$ 403,119	$ 671,865
65/35 Allocation Fund ........................................	$1,263,972	$1,579,965

	Fiscal Year Ended December 31, 2023
Fund	Advisory Fees Paid	Administrative Fees Paid
Growth Fund ..............................................	$ 333,779	$ 556,298
65/35 Allocation Fund ........................................	$1,365,659	$1,707,073
Master Fund Trust
Investment Adviser to The Master Fund
The investment adviser to the Master Fund, Capital Research, founded in 1931, maintains research facilities in the United States and abroad (Geneva, Hong Kong, London, Los Angeles, Mumbai, New York, San Francisco, Singapore, Tokyo, Toronto, and Washington, D.C.). These facilities are staffed with experienced investment professionals. Capital Research is located at 333 South Hope Street, Los Angeles, CA 90071. It is a wholly owned subsidiary of The Capital Group Companies, Inc., a holding company for several investment management subsidiaries. Capital Research manages equity assets through three equity investment divisions and fixed income assets through its fixed income investment division, Capital Fixed Income Investors. The three equity investment divisions—Capital World Investors, Capital Research Global Investors and Capital International Investors—make investment decisions independently of one another. Portfolio managers in Capital International Investors rely on a research team that also provides investment services to institutional clients and other accounts advised by affiliates of Capital Research. The Master Fund is operated by Capital Research, which has claimed an exclusion from the definition of the term commodity pool operator under the Commodity Exchange Act (the “CEA”) with respect to the Master Fund and, therefore, is not subject to registration or regulation as such under the CEA with respect to the Master Fund.
The Investment Advisory and Service Agreement (the “Agreement”) between the Master Fund and Capital Research will continue in effect until April 30, 2027, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the Master Fund’s board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the Master Fund, and (b) the vote of a majority of trustees who are not parties to the Agreement or interested persons (as defined in the 1940 Act) of any such party, in accordance with applicable laws and regulations. The Agreement provides that Capital Research has no liability to the Master Fund for its acts or omissions in the performance of its obligations to the Master Fund not involving willful misconduct, bad faith, gross negligence, or reckless disregard of its obligations under the Agreement. The Agreement also provides that either party has the right to terminate it, without penalty, upon 60 days’ written notice to the other party, and that the Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act). In addition, the Agreement provides that Capital Research may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers approved by the American Funds Insurance Series’ board, pursuant to an agreement between Capital Research and such subsidiary. Any such subsidiary adviser will be paid solely by Capital Research out of its fees.
Under the Agreement, Capital Research receives a management fee based on the annualized rates and daily net asset levels described below.
For the Master Fund, Capital Research receives: 0.50% on the first $600 million of net assets, plus 0.45% on net assets greater than $600 million but not exceeding $1.0 billion, plus 0.42% on net assets greater than $1.0 billion but not exceeding $2.0 billion, plus 0.37% on net assets greater than $2.0 billion but not exceeding $3.0 billion, plus 0.35% on net assets greater than $3.0 billion but not exceeding $5.0 billion, plus 0.33% on net assets greater than $5.0 billion but not exceeding $8.0 billion, plus 0.315% on net assets greater than $8.0 billion but not exceeding $13.0 billion, plus 0.30% on net assets greater than $13.0 billion but not exceeding $21.0 billion, plus 0.29% on net assets greater than $21.0 billion but not exceeding $27.0 billion, plus 0.285% on net assets greater than $27.0 billion but not exceeding $34.0 billion, plus 0.28% on net assets greater than $34.0 billion but not exceeding $44.0 billion, plus 0.275% on net assets in excess of $44.0 billion but not exceeding $55.0 billion, plus 0.272% on net assets in excess of $55.0 billion.
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In addition to providing investment advisory services, Capital Research furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the Master Fund, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies, and postage used at the office of the Master Fund relating to the services furnished by Capital Research. Subject to the expense agreement described below, the Master Fund will pay all expenses not expressly assumed by Capital Research, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer, and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to trustees unaffiliated with Capital Research; association dues; and costs of stationary and forms prepared exclusively for the Master Fund.
The Master Fund does not charge a distribution fee on the class of shares on which the Feeder Fund invests.
The Master Fund’s investment adviser’s total fees for the fiscal years ended December 31, 2025, 2024, and 2023 were:

	Fiscal Year Ended
Fund	2025	2024	2023
Master Fund .......................................	$152,106,000	$134,091,000	$109,748,000
In March 2026, the American Funds Insurance Series’ board of trustees approved an amended Investment Advisory and Service Agreement, pursuant to which the annualized rate payable to Capital Research on daily net assets of the Master Fund in excess of certain levels would be decreased. Capital Research voluntarily waived management fees to give effect to the approved rates in advance of the May 2026 effective date of the amended agreement. Accordingly, after giving effect to the voluntary fee waivers described above, the American Funds Insurance Series paid Capital Research fees of $152,105,000 (a reduction of $1,000) for the fiscal year ended December 31, 2025 for the Master Fund.
ADMINISTRATIVE SERVICES. Capital Research and its affiliates provide certain administrative services for shareholders of the class of shares of the Master Fund in which the Feeder Fund invests. Administrative services are provided by Capital Research and its affiliates to help assist third parties providing non-distribution services to fund shareholders. These services include providing in-depth information on the fund and market developments that impact fund investments. Administrative services also include, but are not limited to, coordinating, monitoring, and overseeing third parties that provide services to the Master Fund shareholders.
These services are provided pursuant to an Administrative Services Agreement (the “Administrative Agreement”) between the Master Fund and Capital Research. The Administrative Agreement will continue in effect until April 30, 2027, unless sooner renewed or terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved by the vote of a majority of the members of the Master Fund’s board who are not parties to the Administrative Agreement or interested persons (as defined in the 1940 Act) of any such party. The Master Fund may terminate the Administrative Agreement at any time by vote of a majority of independent board members. Capital Research has the right to terminate the Administrative Agreement upon 60 days’ written notice to the Master Fund. The Administrative Agreement automatically terminates in the event of its assignment (as defined in the 1940 Act).
The Administrative Agreement between the Master Fund and Capital Research provides the Master Fund the ability to charge an administrative services fee of 0.05% for all share classes. Capital Research receives an administrative services fee at the annual rate of 0.03% (which could be increased as noted above) of the average daily net assets of the Master Fund for its provision of administrative services. Administrative services fees are paid monthly and accrued daily.
During the 2025 fiscal year, the administrative services fees for Class 1 shares of the Master Fund were:

Fund	Administrative Services Fee
Master Fund ......................................................................	$6,865,000
Other compensation to dealers. Capital Client Group, Inc., at its expense, provides additional compensation to insurance companies. These payments may be made, at the discretion of Capital Client Group, Inc., to insurance companies (or their affiliates) that have sold shares of the funds of the American Funds Insurance Series and American Funds as the exclusive underlying investments to their variable annuity contracts. A number of factors will be considered in determining payments, including the sales, assets, and the quality of the insurance company’s relationship with Capital Client Group, Inc. The payment will typically be determined using a formula applied consistently to insurance
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companies based on the relevant facts and circumstances. Aggregate payments made by Capital Client Group, Inc. to insurance companies may also change from year to year. Only assets and deposits in variable annuity contracts that offer exclusively shares of the funds of the American Funds Insurance Series and American Funds are included in the formula. Further, assets for which the insurance company, or an affiliated broker-dealer, acts as an ERISA investment fiduciary are generally excluded from the formula. Capital Client Group, Inc. makes these payments to help defray the costs incurred by qualifying insurance companies in connection with efforts to educate their sales force about the American Funds Insurance Series and American Funds so that they help financial advisers make recommendations and provide services that are suitable and meet contractholders’ needs. These payments may also be made to help defray the costs associated with the insurance company’s provision of account-related services and activities and support the insurance company’s distribution activities. Capital Client Group, Inc. will, on a periodic basis, determine the advisability of continuing these payments. As of May 1, 2026, the insurance companies (or their affiliates) that Capital Client Group, Inc. anticipates will receive additional compensation based on prior payments include Lincoln National Life Insurance Co.
Firms receiving additional compensation payments must sign a letter acknowledging the purpose of the payment and Capital Client Group, Inc.’s goal that the payment will help facilitate education of their sales force about the American Funds Insurance Series and American Funds to help financial professionals make suitable recommendations and better serve their clients who invest in the funds as underlying investments to variable annuity contracts. The letters generally require the firms to (1) offers shares of the funds of the American Funds Insurance Series and American Funds as the exclusive underlying investments to their variable annuity contracts, and (2) provide Capital Client Group, Inc. broad access to their sales force and product platforms and develop a business plan to achieve such access.
Capital Client Group, Inc. may also pay expenses associated with meetings and other training and educational opportunities conducted by insurance companies, selling dealers, advisory platform providers and other intermediaries to facilitate educating financial professionals and shareholders about the American Funds Insurance Series and American Funds. For example, some of these expenses may include, but not be limited to, meeting sponsor fees, meeting location fees, fees for data and reporting, and fees to obtain lists of financial professionals to better tailor training and education opportunities. In addition, Capital Client Group, Inc. and/or its affiliates may make payments to third parties for platform fees and other services.
If investment advisers, distributors or other affiliates of mutual funds pay additional compensation or other incentives to insurance companies in differing amounts, insurance companies and the financial professionals with which they interact may have financial incentives for recommending a particular mutual fund over other mutual funds or investments, creating a potential conflict of interest. You should consult with your financial professional and review carefully any disclosure by your financial professional’s firm as to compensation received.
Portfolio Managers to the Master Fund
Shares of the Master Fund may only be owned by purchasing variable annuity and variable life insurance contracts. Each portfolio manager’s need for variable annuity or variable life insurance contracts and the role those contracts would play in his or her comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans, or other considerations. The portfolio managers have determined that variable insurance or annuity contracts do not meet their current needs. Consequently, they do not hold shares of the Master Fund.
Portfolio managers may also manage assets in other registered investment companies advised by Capital Research or its affiliates. Other managed accounts as of the end of American Funds Insurance Series’ most recently completed fiscal year are listed below:
The following table reflects information as of December 31, 2025:

Portfolio manager /Investment Professional	Number of other registered investment companies (RICs) for which portfolio manager or investment professional manages (assets of RICs in billions)[1]		Number of other pooled investment vehicles (PIVs) for which portfolio manager or investment professional manages (assets of PIVs in billions)[1]		Number of other accounts for which portfolio manager or investment professional manages (assets of other accounts in billions)1,[2]
Julian N. Abdey ......................	4	$440.4	1	$9.00	None
Paul Benjamin .......................	4	$494.3	5	$18.36	None
Mark L. Casey .......................	6	$737.0	3	$20.21	None
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Portfolio manager /Investment Professional	Number of other registered investment companies (RICs) for which portfolio manager or investment professional manages (assets of RICs in billions)[1]		Number of other pooled investment vehicles (PIVs) for which portfolio manager or investment professional manages (assets of PIVs in billions)[1]		Number of other accounts for which portfolio manager or investment professional manages (assets of other accounts in billions)1,[2]
Irfan M. Furniturewala .................	5	$401.4	5	$21.22	5		$7.24
Anne-Marie Peterson ..................	3	$517.7	4	$36.92		None
Andraz Razen ........................	8	$604.5	4	$36.92		None
Alan J. Wilson .......................	3	$624.7	3	$18.80		None

1	Indicates other RIC(s), PIV(s), or other accounts managed by Capital Research or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s), or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV, or other account has an advisory fee that is based on the performance of the RIC, PIV, or other account, unless otherwise noted.
2	Personal brokerage accounts of portfolio managers and their families are not reflected.
The Master Fund’s investment adviser has adopted policies and procedures to mitigate material conflicts of interest that may arise in connection with a portfolio manager’s management of the Master Fund, on the one hand, and investments in the other pooled investment vehicles and other accounts, on the other hand, such as material conflicts relating to the allocation of investment opportunities that may be suitable for both the Master Fund and such other accounts.
Compensation of Investment Professionals
As described in the American Funds Insurance Series prospectus, Capital Research uses a system of multiple portfolio managers in managing fund assets. In addition, Capital Research’s investment analysts may make investment decisions with respect to a portion of a fund’s portfolio within their research coverage.
Portfolio managers and investment analysts are paid competitive salaries by Capital Research. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary, and profit-sharing plans will vary depending on the individual’s portfolio results, contributions to the organization, and other factors.
To encourage a long-term focus, bonuses based on investment results are calculated by comparing total investment returns to relevant benchmarks over the most recent one-, three-, five-, and eight-year periods, with increasing weight placed on each succeeding measurement period. For portfolio managers, benchmarks may include measures of the marketplaces in which the fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. Capital Research makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The investment results of each of the funds’ portfolio managers may be measured against one or more benchmarks, depending on his or her investment focus, such as:

•
Master Fund—(i) S&P 500 Index, (ii) Russell 1000 Growth Index with 6.5% Issuer Cap, and (iii) a peer group average consisting of funds that disclose investment objectives and strategies comparable to those of the fund.

From time to time, Capital Research may adjust or customize these benchmarks to better reflect the investment objective(s) of the fund and/or the universe of comparably managed funds of competitive investment management firms.
Potential Conflicts Of Interest
Capital Research
Capital Research has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of the Master Fund, American Underlying Funds, and other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation, and voting relating to portfolio securities. Capital Research believes that its policies and procedures are reasonably designed to address these issues.
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THE DISTRIBUTOR
The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Distribution Agreement with the Trust (the “Distribution Agreement”). The Distributor is a wholly-owned subsidiary of MassMutual.
The Distributor has agreed to use reasonable efforts to sell shares of the Funds but has not agreed to sell any specific number of shares of the Funds. The Distributor’s compensation for serving as such is the amounts received by it from time to time under the Funds’ Distribution and Services Plan.
MML Advisers or an affiliate may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.
The Distribution Agreement continued in effect for an initial two-year period, and thereafter continues in effect so long as such continuance is approved at least annually (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or “interested persons” (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.
DISTRIBUTION AND SERVICES PLAN
The Trust has adopted, with respect to the Service Class and Service Class I shares of each Fund, a Distribution and Services Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan, by vote cast in person at a meeting called for the purpose of voting on the Plan, approved the Plan for the Service Class and Service Class I shares of the Funds.
Continuance of the Plan is subject to annual approval by a vote of the Trustees, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose. All material amendments to the Plan must be likewise approved by the Trustees and the Independent Trustees. The Plan may not be amended in order to increase materially the costs which Service Class and Service Class I shareholders may bear for distribution pursuant to the Plan without also being approved by a majority of the outstanding voting securities of Service Class and Service Class I shares of the Fund, respectively. The Plan terminates automatically in the event of its assignment and may be terminated without penalty, at any time, by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Service Class and Service Class I shares of the Fund, respectively. The Plan provides that any person authorized to direct the disposition of amounts paid or payable by a Fund pursuant to the Plan or any related agreement shall provide to the Trustees, and the Board shall review at least quarterly, a written report of the amounts expended and the purposes for which such expenditures were made.
The Plan is a compensation plan, authorizing payments to the Distributor up to 0.35% of the average daily net assets attributable to its Service Class or Service Class I shares. However, each Fund currently makes payments at an annual rate of 0.25% of the average daily net assets attributable to its Service Class or Service Class I shares. The Distributor may use all or a portion of the distribution and service fee to pay investment professionals or financial intermediaries (and to reimburse them for related expenses) for personal service provided to shareholders of shares of Service Class and Service Class I, for services in respect of the promotion of the shares of Service Class and Service Class I, and/or the maintenance of shareholder accounts, or for other services for which payments may lawfully be made in accordance with applicable rules and regulations. The Distributor may retain all or any portion of the distribution and service fee in respect of Service Class and Service Class I shares as compensation for its services. All payments under the Plan are made by the Funds to the Distributor, which, in turn, pays out all of the amounts it receives. The Distributor pays a portion of the amounts it receives to MassMutual, which is used to pay for continuing compensation for services provided by MassMutual agents and third party firms. The remaining portion is paid to MassMutual as compensation for its promotional services in respect of the Funds, and to help reimburse MassMutual expenses incurred in connection with promoting the Funds.
The following tables disclose the 12b-1 fees paid in the fiscal year ending December 31, 2025 by the Trust under the Plan for Service Class and Service Class I shares of the Funds:
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Fund	Service Class 12b-1 Fees
Conservative Allocation Fund ...........................................................	$425,801
Balanced Allocation Fund .............................................................	$528,087
Moderate Allocation Fund .............................................................	$1,891,096
Growth Allocation Fund ...............................................................	$1,410,759
Aggressive Allocation Fund ............................................................	$160,242

Fund	Service Class I 12b-1 Fees
Growth Fund .......................................................................	$776,643
65/35 Allocation Fund ................................................................	$1,406,656
CUSTODIAN
State Street, located at One Congress Street, Boston, Massachusetts 02114, is the custodian of each Fund’s investments (the “Custodian”). As Custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. As Custodian, State Street does not assist in, and is not responsible for, the investment decisions and policies of the Funds.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP, located at 115 Federal Street, Boston, Massachusetts 02110, is the Trust’s independent registered public accounting firm. Deloitte & Touche LLP provides audit services and assistance in connection with various SEC filings.
LEGAL COUNSEL
Ropes & Gray LLP, located at The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199, serves as counsel to the Trust.
CODES OF ETHICS
The Trust, MML Advisers, the Distributor, the American Funds Insurance Series, and Capital Research have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.
PORTFOLIO TRANSACTIONS AND BROKERAGE
For the Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, 65/35 Allocation Fund, and 80/20 Allocation Fund, all orders for the purchase or sale of portfolio securities for the Funds (normally, shares of Underlying Funds) are placed on behalf of each Fund by MML Advisers, pursuant to authority contained in each Fund’s management contract. A Fund will not incur any commissions or sales charges when it invests in Underlying Funds.
The Master Fund’s and the American Underlying Funds’ Execution of Portfolio Transactions
Capital Research places orders with broker-dealers for the American Funds Insurance Series portfolio transactions. Purchases and sales of equity securities on a securities exchange or an OTC market are effected through broker-dealers who receive commissions for their services. Generally, commissions relating to securities traded on foreign exchanges will be higher than commissions relating to securities traded on U.S. exchanges and may not be subject to negotiation. Equity securities may also be purchased from underwriters at prices that include underwriting fees. Purchases and sales of fixed income securities are generally made with an issuer or a primary market maker acting as principal with no stated brokerage commission. The price paid to an underwriter for fixed income securities includes underwriting fees. Prices for fixed income securities in secondary trades usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the securities.
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In selecting broker-dealers, Capital Research strives to obtain “best execution” (the most favorable total price reasonably attainable under the circumstances) for the American Funds Insurance Series portfolio transactions, taking into account a variety of factors. These factors include the size and type of transaction, the nature and character of the markets for the security to be purchased or sold, the cost, quality, likely speed, and reliability of execution and settlement, the broker-dealer’s or execution venue’s ability to offer liquidity and anonymity and the trade-off between market impact and opportunity costs. Capital Research considers these factors, which involve qualitative judgments, when selecting broker-dealers and execution venues for fund portfolio transactions. Capital Research views best execution as a process that should be evaluated over time as part of an overall relationship with particular broker-dealer firms. Capital Research and its affiliates negotiate commission rates with broker-dealers based on what they believe is reasonably necessary to obtain best execution. They seek, on an ongoing basis, to determine what the reasonable levels of commission rates for execution services are in the marketplace, taking various considerations into account, including the extent to which a broker-dealer has put its own capital at risk, historical commission rates, and commission rates that other institutional investors are paying. The American Funds Insurance Series does not consider Capital Research as having an obligation to obtain the lowest commission rate available for a portfolio transaction to the exclusion of price, service, and qualitative considerations. Brokerage commissions are only a small part of total execution costs and other factors, such as market impact and speed of execution, contribute significantly to overall transaction costs.
Capital Research may execute portfolio transactions with broker-dealers who provide certain brokerage and/or investment research services to it but only when in Capital Research’s judgment the broker-dealer is capable of providing best execution for that transaction. Capital Research makes decisions for procurement of research separately and distinctly from decisions on the choice of brokerage and execution services. The receipt of these research services permits Capital Research to supplement its own research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Such views and information may be provided in the form of written reports, telephone contacts, and meetings with securities analysts. These services may include, among other things, reports and other communications with respect to individual companies, industries, countries, and regions, economic, political, and legal developments, as well as scheduling meetings with corporate executives and seminars and conferences related to relevant subject matters. Research services that Capital Research receives from broker-dealers may be used by Capital Research in servicing the fund and other funds and accounts that it advises; however, not all such services will necessarily benefit the fund.
Capital Research bears the cost of all third-party investment research services for all client accounts it advises. However, in order to compensate certain U.S. broker-dealers for research consumed, and valued, by Capital Research’s investment professionals, Capital Research continues to operate a limited commission sharing arrangement with commissions on equity trades for certain registered investment companies it advises. Capital Research voluntarily reimburses such registered investment companies for all amounts collected into the commission sharing arrangement. In order to operate the commission sharing arrangement, Capital Research may cause such registered investment companies to pay commissions in excess of what other broker-dealers might have charged for certain portfolio transactions in recognition of brokerage and/or investment research services. In this regard, Capital Research has adopted a brokerage allocation procedure consistent with the requirements of Section 28(e) of the Securities Exchange Act of 1934. Section 28(e) permits Capital Research and its affiliates to cause an account to pay a higher commission to a broker-dealer to compensate the broker-dealer or another service provider for certain brokerage and/or investment research services provided to Capital Research and its affiliates, if Capital Research and each affiliate makes a good faith determination that such commissions are reasonable in relation to the value of the services provided by such broker-dealer to Capital Research and its affiliates, in terms of that particular transaction or Capital Research’s overall responsibility to the American Funds Insurance Series and other accounts that it advises. Certain brokerage and/or investment research services may not necessarily benefit all accounts paying commissions to each such broker-dealer; therefore, Capital Research and its affiliates assess the reasonableness of commissions in light of the total brokerage and investment research services provided to Capital Research and its affiliates. Further, investment research services may be used by all investment associates of Capital Research and its affiliates, regardless of whether they advise accounts with trading activity that generates eligible commissions.
In accordance with their internal brokerage allocation procedure, Capital Research and its affiliates periodically assess the brokerage and investment research services provided by each broker-dealer and each other service provider from which they receive such services. As part of its ongoing relationships, Capital Research and its affiliates routinely meet with firms to discuss the level and quality of the brokerage and research services provided, as well as the value and cost of such services. In valuing the brokerage and investment research services Capital Research and its affiliates receive
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from broker-dealers and other research providers in connection with its good faith determination of reasonableness, Capital Research and its affiliates take various factors into consideration, including the quantity, quality, and usefulness of the services to Capital Research and its affiliates. Based on this information and applying their judgment, Capital Research and its affiliates set an annual research budget.
Research analysts and portfolio managers periodically participate in a research poll to determine the usefulness and value of the research provided by individual broker-dealers and research providers. Based on the results of this research poll, Capital Research and its affiliates may, through commission sharing arrangements with certain broker-dealers, direct a portion of commissions paid to a broker-dealer by the fund and other registered investment companies managed by Capital Research or its affiliates to be used to compensate the broker-dealer and/or other research providers for research services they provide. While Capital Research and its affiliates may negotiate commission rates and enter into commission sharing arrangements with certain broker-dealers with the expectation that such broker-dealers will be providing brokerage and research services, none of Capital Research, any of its affiliates or any of their clients incurs any obligation to any broker-dealer to pay for research by generating trading commissions. Capital Research and its affiliates negotiate prices for certain research that may be paid through commission sharing arrangements or by themselves with cash.
When executing portfolio transactions in the same equity security for the funds and accounts, or portions of funds and accounts, over which Capital Research, through its equity investment divisions, has investment discretion, each investment division within Capital Research and its affiliates normally aggregates its respective purchases or sales and executes them as part of the same transaction or series of transactions. When executing portfolio transactions in the same fixed income security for the fund and the other funds or accounts over which it or one of its affiliated companies has investment discretion, Capital Research normally aggregates such purchases or sales and executes them as part of the same transaction or series of transactions. The objective of aggregating purchases and sales of a security is to allocate executions in an equitable manner among the funds and other accounts that have concurrently authorized a transaction in such security. Capital Research and its affiliates serve as investment adviser for certain accounts that are designed to be substantially similar to another account. This type of account will often generate a large number of relatively small trades when it is rebalanced to its reference fund due to differing cash flows or when the account is initially started up. Capital Research may not aggregate program trades or electronic list trades executed as part of this process. Non-aggregated trades performed for these accounts will be allocated entirely to that account. This is done only when Capital Research believes doing so will not have a material impact on the price or quality of other transactions.
Capital Research currently owns a minority interest in IEX Group and alternative trading systems, Luminex ATS, and Level ATS (through a minority interest in their common parent holding company). Capital Research, or brokers with which Capital Research places orders, may place orders on these or other exchanges or alternative trading systems in which it, or one of its affiliates, has an ownership interest, provided such ownership interest is less than five percent of the total ownership interests in the entity. Capital Research is subject to the same best execution obligations when trading on any such exchange or alternative trading systems.
Purchase and sale transactions may be effected directly among and between certain funds or accounts advised by Capital Research or its affiliates, including the Master Fund and the American Underlying Funds. Capital Research maintains cross-trade policies and procedures and places a cross-trade only when such a trade is in the best interest of all participating clients and is not prohibited by the participating funds’ or accounts’ investment management agreement or applicable law.
Capital Research may place orders for the fund’s portfolio transactions with broker-dealers who have sold shares of the funds managed by Capital Research or its affiliated companies; however, it does not consider whether a broker-dealer has sold shares of the funds managed by Capital Research or its affiliated companies when placing any such orders for the fund’s portfolio transactions.
Purchases and sales of futures contracts for the fund will be effected through executing brokers and FCMs that specialize in the types of futures contracts that the fund expects to hold. Capital Research will use reasonable efforts to choose executing brokers and FCMs capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations. Capital Research will monitor the executing brokers and FCMs used for purchases and sales of futures contracts for their ability to execute trades based on many factors, such as the sizes of the orders, the difficulty of executions, the operational facilities of the firm involved and other factors.
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Forward currency contracts are traded directly between currency traders (usually large commercial banks) and their customers. The cost to the fund of engaging in such contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because such contracts are entered into on a principal basis, their prices usually include undisclosed compensation to the market maker reflecting the spread between the bid and ask prices for the contracts. The fund may incur additional fees in connection with the purchase or sale of certain contracts.
Brokerage commissions (net of any reimbursements described below) paid on portfolio transactions by each fund for the fiscal years ended December 31, 2025, 2024, and 2023 were:

	Fiscal year ended
Fund	2025	2024	2023
Master Fund .........................................	$4,702,000	$4,261,000	$4,063,000
American Funds Insurance Series – Washington Mutual Investors Fund ...............................................	$1,400,000	$1,197,000	$1,041,000
American Funds Insurance Series – Growth-Income Fund ......	$4,119,000	$6,975,000	$4,045,000
American Funds Insurance Series – Global Growth Fund .......	$2,364,000	$2,549,000	$1,801,000
American Funds Insurance Series – The Bond Fund of America ..	$ —	$ —	$ —
Changes in the dollar amount of brokerage commissions paid by each fund over the last three fiscal years resulted from changes in the volume of trading activity and/or the amount of commissions used to pay for research services through a commission sharing arrangement.
Capital Research is reimbursing certain funds for all amounts collected into the commission sharing arrangement. For the fiscal years ended December 31, 2025, 2024, and 2023, Capital Research reimbursed the following for commissions paid to broker-dealers through a commission sharing arrangement to compensate such broker-dealers for research services:

	Fiscal year ended
Fund	2025	2024	2023
Master Fund .........................................	$467,000	$427,000	$496,000
American Funds Insurance Series – Washington Mutual Investors Fund ...............................................	$170,000	$129,000	$145,000
American Funds Insurance Series – Growth-Income Fund ......	$373,000	$367,000	$413,000
American Funds Insurance Series – Global Growth Fund .......	$43,000	$ 136,000	$ 73,000
American Funds Insurance Series – The Bond Fund of America ..	$ —	$ —	$ —
The American Funds Insurance Series is required to disclose information regarding investments in the securities of its “regular” broker-dealers (or parent companies of its regular broker-dealers) that derive more than 15% of their revenue from broker-dealer, underwriter, or investment adviser activities. A regular broker-dealer is (a) one of the 10 broker-dealers that received from the American Funds Insurance Series the largest amount of brokerage commissions by participating, directly or indirectly, in the American Funds Insurance Series’ portfolio transactions during the American Funds Insurance Series’ most recently completed fiscal year; (b) one of the 10 broker-dealers that engaged as principal in the largest dollar amount of portfolio transactions of the American Funds Insurance Series during the American Funds Insurance Series’ most recently completed fiscal year; or (c) one of the 10 broker-dealers that sold the largest amount of securities of the American Funds Insurance Series during the American Funds Insurance Series’ most recently completed fiscal year. At the end of the American Funds Insurance Series’ most recently completed fiscal year, the American Funds Insurance Series’ regular broker-dealers included Bank of America, N.A., Citigroup Inc., Deutsche Bank A.G., Goldman Sachs Group, Inc., J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, RBC Capital Markets LLC, UBS Group AG, and Wells Fargo Securities, LLC. At the end of the American Funds Insurance Series’ most recently completed fiscal year, the following funds held equity and/or debt securities of an affiliated company of such regular broker-dealers:

Fund	Affiliated company of regular broker-dealer	Type of Security	Amount
Master Fund .......................	Bank of America, N.A.	equity	$500,202,000
	UBS Group AG	equity	$100,498,000
American Funds Insurance Series – Washington Mutual Investors Fund .....	Bank of America, N.A.	equity	$184,666,000
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Fund	Affiliated company of regular broker-dealer	Type of Security	Amount
	Citigroup Inc.	equity	$24,213,000
	Goldman Sachs Group, Inc.	equity	$17,414,000
	J.P. Morgan Securities LLC	equity	$191,110,000
	Morgan Stanley & Co. LLC	equity	$51,515,000
American Funds Insurance Series – Growth-Income Fund ................	Goldman Sachs Group, Inc.	equity	$153,172,000
	J.P. Morgan Securities LLC	equity	$777,661,000
	Morgan Stanley & Co. LLC	equity	$169,942,000
	Wells Fargo Securities LLC	equity	$469,853,000
American Funds Insurance Series – Global Growth Fund ................	Citigroup Inc.	equity	$141,874,000
American Funds Insurance Series – The Bond Fund of America ...........	Bank of America, N.A.	debt	$69,795,000
	Citigroup Inc.	debt	$45,578,000
	Deutsche Bank A.G.	debt	$30,253,000
	Goldman Sachs Group, Inc.	debt	$94,105,000
	J.P. Morgan Securities LLC	debt	$154,358,000
	Morgan Stanley & Co. LLC	debt	$108,897,000
	Wells Fargo Securities, LLC	debt	$53,142,000
DESCRIPTION OF SHARES
The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 19, 1984, as restated May 14, 1993, and further amended and restated as of December 15, 2011. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.
The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. Shares of the Funds are transferable and have no preemptive, subscription, or conversion rights. Shares of the Funds are entitled to dividends as declared by the Trustees. In the event of liquidation of a Fund, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses, and liabilities belonging to the Fund, the remaining assets belonging to the Fund among the holders of outstanding shares of the Fund. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 26 series, eight of which are described in this SAI.
The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The series of the Trust are currently divided into between one and four classes of shares. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.
The Trustees may also, without shareholder approval, combine two or more existing series (or classes) into a single series (or class).
The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of at least 50% of the shares of each series entitled to vote and voting separately by series or by the Trustees by written notice to the shareholders. Any series of the Trust may be terminated by vote of at least 50% of shareholders of that series or by the Trustees by written notice to the shareholders of that series.
Shares of the Funds entitle their holders to one vote per share, with fractional shares voting proportionally, in the election of Trustees and on other matters submitted to the vote of shareholders. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall, except as otherwise provided in the Declaration of Trust or the Bylaws, be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially
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differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. A separate vote will be taken by the applicable Fund on matters affecting the particular Fund, as determined by the Trustees. For example, a change in a fundamental investment policy for a particular Fund would be voted upon only by shareholders of that Fund. In addition, a separate vote will be taken by the applicable class of a Fund on matters affecting the particular class, as determined by the Trustees. For example, the adoption of a distribution plan relating to a particular class and requiring shareholder approval would be voted upon only by shareholders of that class. Shares of each Fund have noncumulative voting rights with respect to the election of trustees.
The Trust is not required to hold annual meetings of its shareholders. However, special meetings of the shareholders may be called for the purpose of electing Trustees and for such other purposes as may be prescribed by law, by the Declaration of Trust, or by the Bylaws. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting as required by applicable law or regulation.
The separate investment accounts of variable life insurance policies and variable annuity contracts offered by companies such as MassMutual are the legal owners of each Fund’s shares. However, when a Fund solicits proxies in conjunction with a vote of shareholders, it is required to obtain from the variable life insurance and variable annuity contract owners, instructions as to how to vote those shares. There is no minimum requirement for how many instructions must be received. When the separate investment accounts receive those instructions, they will vote all of the shares, for which they have not received voting instructions, in proportion to those instructions. This will also include any shares that the separate accounts own on their own behalf. This may result in a small number of contract owners controlling the outcome of the vote. Shareholder inquiries should be made by contacting the Secretary, MML Series Investment Fund, 1295 State Street, Springfield, MA 01111-0001.
The Declaration of Trust may be amended by the Trustees without a shareholder vote, except to the extent a shareholder vote is required by applicable law, the Declaration of Trust or the Bylaws, or as the Trustees may otherwise determine.
Under Massachusetts law, shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and require that notice of such disclaimer be given in each note, bond, contract, instrument, certificate, or undertaking made or issued on behalf of the Trust by the Trustees or officers. In addition, the Declaration of Trust provides that shareholders of a Fund are entitled to indemnification out of the assets of their Fund to the extent that they are held personally liable for the obligations of their Fund solely by reason of being or having been a shareholder. Thus, the risk of a shareholder of a Fund incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and his or her Fund is unable to meet its obligations.
The Declaration of Trust also permits the Trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses, but the Trustees have no present intention to charge shareholders directly for such expenses.
The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
The assets of certain variable annuity and variable life insurance separate accounts for which MassMutual or an affiliate is the depositor are invested in shares of the Funds. Because these separate accounts are invested in the same underlying Funds it is possible that material conflicts could arise between owners of the variable life insurance policies and owners of the variable annuity contracts. Possible conflicts could arise if (i) state insurance regulators should disapprove or require changes in investment policies, investment advisers, subadvisers, or principal underwriters or if the depositor should be permitted to act contrary to actions approved by holders of the variable life insurance policies or variable annuity contracts under rules of the SEC, (ii) adverse tax treatment of the variable life insurance policies or
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variable annuity contracts would result from utilizing the same underlying Funds, (iii) different investment strategies would be more suitable for the variable annuity contracts than the variable life insurance policies, or (iv) state insurance laws or regulations or other applicable laws would prohibit the funding of both variable life insurance and variable annuity separate accounts by the same Funds.
The Board follows monitoring procedures which have been developed to determine whether material conflicts have arisen and what action, if any, should be taken in the event of such conflicts. If a material irreconcilable conflict should arise between owners of the variable life insurance policies and owners of the variable annuity contracts, one or the other group of owners may have to terminate its participation in the Funds. More information regarding possible conflicts between variable life insurance policies and variable annuity contracts is contained in the prospectuses for those policies and contracts.
PURCHASE, REDEMPTION, AND PRICING OF SECURITIES BEING OFFERED
Shares of each Fund are sold at their NAV as next computed after receipt of the purchase order, without the addition of any selling commission or “sales load.” Each Fund redeems its shares at their NAV as next computed after receipt of the request for redemption. Under normal circumstances, each Fund expects to meet redemption requests by using cash or cash equivalents in its portfolio and/or selling portfolio assets to generate cash. Under stressed market conditions, a Fund may pay redemption proceeds using cash obtained through borrowing arrangements that may be available from time to time. To the extent consistent with applicable laws and regulations, the Funds reserve the right to satisfy all or a portion of a redemption request by distributing securities or other property in lieu of cash (“in-kind” redemptions), under both normal and stressed market conditions. In-kind redemptions are typically used to meet redemption requests that represent a large percentage of the Fund’s net assets in order to minimize the effect of the large redemption on the Fund and its remaining shareholders. Some Funds may be limited in their ability to use assets other than cash to meet redemption requests due to restrictions on ownership of their portfolio assets. Any in-kind redemption will be effected through a distribution of all publicly traded portfolio securities or securities for which quoted bid prices are available, subject to certain exceptions. The securities distributed in an in-kind redemption will be valued in the same manner as they are valued for purposes of computing the Fund’s NAV. These securities are subject to market risk until they are sold and may increase or decrease in value prior to converting them into cash. You may incur brokerage and other transaction costs when converting the securities to cash. No fee is charged on redemption. The redemption price may be more or less than the shareholder’s cost. Redemption payments will be paid within seven days after receipt of the written request therefor by the Fund, except that the right of redemption may be suspended or payments postponed when permitted by applicable law and regulations.
The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the New York Stock Exchange (“NYSE”), on each day the NYSE is open for trading (a “business day”). The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. If the NYSE is scheduled to close early, the business day will be considered to end as of the time of the NYSE’s scheduled close. A Fund will not treat an intraday disruption in NYSE trading or other event that causes an unscheduled closing of the NYSE as a close of business of the NYSE for these purposes; instead, MML Advisers will determine the fair value of a Fund’s securities in accordance with MML Advisers’ fair valuation policy and procedures. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. The NAV per share of the Feeder Fund is calculated by taking the NAV of the Master Fund, subtracting the Feeder Fund’s liabilities, and dividing by the number of shares of the Feeder Fund that are outstanding. The NAV for each of the Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, 65/35 Allocation Fund, and 80/20 Allocation Fund is calculated by adding the value of its investments in the respective MML VIP Underlying Funds or American Underlying Funds (based on their NAVs), subtracting the Fund’s liabilities, and dividing by the number of shares of the Fund that are outstanding. On holidays and other days when the NYSE is closed, each Fund’s NAV generally is not calculated and the Funds do not anticipate accepting buy or sell orders. However, the value of each Fund’s assets may still be affected on such days to the extent that the Master Fund or an Underlying Fund holds foreign securities that trade on days that foreign securities markets are open.
The NAV of each Fund is based upon the NAV(s) of the Master Fund or Underlying Funds, as applicable. Shares of the Master Fund and Underlying Funds are valued at their closing NAVs as reported on each business day.
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The Master Fund and certain Underlying Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the values of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next business day.
Pursuant to Rule 2a-5 under the 1940 Act, the board of the Master Fund or an Underlying Fund may designate such fund’s investment adviser as the fund’s “valuation designee,” responsible for determining the fair value, in good faith, of securities and other instruments held by the Master Fund or an Underlying Fund for which market quotations are not readily available or for which such market quotations or values are considered by the adviser or a subadviser to be unreliable (including, for example, certain foreign securities, thinly traded securities, certain restricted securities, certain initial public offerings, or securities whose values may have been affected by a significant event). It is possible that a significant amount of the Master Fund’s or an Underlying Fund’s assets will be subject to fair valuation. The fair value determined for an investment by the valuation designee may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment.
The prospectuses and SAIs for the Master Fund and Underlying Funds, as applicable, explain the valuation methods for the Master Fund and Underlying Funds, including the circumstances under which the Master Fund or Underlying Funds may use fair value pricing and the effects of doing so. Such prospectuses and SAIs are available on the SEC’s EDGAR database on its Internet site at https://www.sec.gov.
Pricing of Securities Held by the Master Fund and American Underlying Funds
All portfolio securities held by the Master Fund and American Underlying Funds are valued, and the NAVs per share for each share class are determined, as indicated below. The Master Fund and each American Underlying Fund follows standard industry practice by typically reflecting changes in its holdings of portfolio securities on the first business day following a portfolio trade.
Equity securities, including depositary receipts, exchange-traded funds, and certain convertible preferred stocks that trade on an exchange or market, are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.
Fixed income securities, including short-term securities, are generally valued at evaluated prices obtained from third-party pricing vendors. Vendors value such securities based on one or more inputs that may include, among other things, benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, underlying equity of the issuer, interest rate volatilities, spreads, and other relationships observed in the markets among comparable securities, and proprietary pricing models such as yield measures calculated using factors such as cash flows, prepayment information, default rates, delinquency and loss assumptions, financial or collateral characteristics or performance, credit enhancements, liquidation value calculations, specific deal information, and other reference data.
Forward currency contracts are valued based on the spot and forward exchange rates obtained from a third-party pricing vendor.
Futures contracts are generally valued at the official settlement price of, or the last reported sale price on, the principal exchange or market on which such instruments are traded, as of the close of business on the day the contracts are being valued or, lacking any sales, at the last available bid price.
Swaps, including interest rate swaps, total return swaps and positions in credit default swap indices, are generally valued using evaluated prices obtained from third-party pricing vendors who calculate these values based on market inputs that may include yields of the indices referenced in the instrument and the relevant curve, dealer quotes, default probabilities and recovery rates, other reference data, and terms of the contract.
Options are valued using market quotations or valuations provided by one or more pricing vendors. Similar to futures, options may also be valued at the official settlement price if listed on an exchange.
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Securities and other assets for which representative market quotations are not readily available or are considered unreliable by Capital Research are valued at fair value as determined in good faith under fair value guidelines adopted by Capital Research and approved by the American Funds Insurance Series’ board. Subject to board oversight, the American Funds Insurance Series’ board has designated Capital Research to make fair valuation determinations, which are directed by a valuation committee established by Capital Research. The board receives regular reports describing fair-valued securities and the valuation methods used.
As a general principle, these guidelines consider relevant company, market and other data and considerations to determine the price that the Master Fund or an American Underlying Fund might reasonably expect to receive if such fair valued securities were sold in an orderly transaction. Fair valuations may differ materially from valuations that would have been used had greater market activity occurred. Capital Research’s valuation committee considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security, restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities and transactions, dealer or broker quotes, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. The valuation committee employs additional fair value procedures to address issues related to equity securities of the Master Fund’s or an American Underlying Fund’s portfolio that trade principally in markets outside the United States. Such securities owned by the Master Fund or American Underlying Funds may trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before the Master Fund’s or American Underlying Fund’s NAV is next determined) which affect the value of equity securities held in the Fund’s portfolio, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).
Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars, prior to the next determination of the NAV of the Master Fund’s or American Underlying Fund’s shares, at the exchange rates obtained from a third-party pricing vendor.
Each class of the Master Fund’s or American Underlying Fund’s shares represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features, and exchange privileges. Expenses attributable to the Master Fund or American Underlying Fund, but not to a particular class of its shares, are borne by each class pro rata based on the relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of its shares. Liabilities attributable to particular share classes, such as liabilities for repurchases of fund shares, are deducted from total assets attributable to such share classes.
Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearest cent, is the NAV per share for that class.
TAXATION
The following discussion of certain U.S. federal income tax consequences relevant to an investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, all as of the date of this SAI. These authorities are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion does not purport to be complete or to deal with all aspects of U.S. federal income taxation relevant to an investment in the Funds.
Shares of the Funds are offered only to the separate accounts of the participating insurance companies that fund variable life insurance policies and variable annuity contracts. See the applicable contract prospectus for a discussion of the special tax treatment of those companies with respect to the accounts and their contract holders. The discussion below is generally based on the assumption that the shares of each Fund will be respected as owned by the insurance company separate accounts. If this is not the case, the person or persons determined to own the Fund shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund shares, pursuant to the generally applicable rules of the Code. Because separate accounts of participating insurance companies will be the only shareholders of the Funds, no attempt is made here to describe the tax aspects of an investment in the Funds to such shareholders.
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Taxation of the Funds: In General
Each Fund, and the Master Fund and each Underlying Fund in which the Funds invest, has elected (or in the case of a new fund, intends to elect) and intends to qualify each year to be treated as a regulated investment company under Subchapter M of the Code. In order to qualify for the special tax treatment accorded regulated investment companies, each Fund, the Master Fund, and each Underlying Fund must, among other things:
1. derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs”) (as defined below);
2. diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items (including receivables), U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to a value not greater than 5% of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, in (a) the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar, or related trades or businesses (other than U.S. Government securities), or (b) in the securities of one or more QPTPs (as defined below); and
3. distribute in or with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income for such year in a manner qualifying for the dividends-paid deduction.
For purposes of the 90% gross income requirement described in (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a QPTP will be treated as qualifying income. A QPTP is a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income described in paragraph (1)(i) above. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a QPTP.
For purposes of the diversification requirements described in (2) above, outstanding voting securities of an issuer will include the equity securities of a QPTP. Also for purposes of the diversification requirements in (2) above, identification of the issuer (or, in some cases, issuers) of certain of a Fund’s, the Master Fund’s, or an Underlying Fund’s investments can depend on the terms and conditions of the investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to the identity of the issuer for a particular type of investment may adversely affect a Fund’s, the Master Fund’s, or an Underlying Fund’s ability to meet the diversification requirements.
In general, if a Fund, the Master Fund, or an Underlying Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income and gains that are paid to its shareholders in the form of dividends (including capital gain dividends) in accordance with the timing requirements of the Code. As long as a Fund qualifies as a regulated investment company, the Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.
If a Fund were to fail to meet the gross income, diversification, or distribution tests described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company in any taxable year, (1) that Fund would be subject to tax on its taxable income at corporate rates and would not be able to deduct the distributions it makes to shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements, described below, that are applicable to such accounts, with the result that contracts supported by that account would no longer be eligible for tax deferral. In addition, distributions from earnings and profits, including any
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distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. If the Master Fund or an Underlying Fund were to fail to meet any one of these tests, the value of a Fund’s investment in the Master Fund or such an Underlying Fund would be reduced, and the Fund’s ability to meet the diversification requirement could be adversely affected. The Fund, the Master Fund, or an Underlying Fund could also be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before requalifying as a regulated investment company.
Each Fund seeks to achieve its investment objectives by investing substantially all of its assets in the Master Fund that has, or one or more Underlying Funds that have, elected to be treated and intend to qualify and be eligible each year to be treated as regulated investment companies. Whether a Fund meets the asset diversification test described above will thus depend in part on whether the Master Fund or Underlying Funds in which it invests meet each of the income, asset diversification, and distribution tests. If the Master Fund or an Underlying Fund were to fail to meet any such test and were ineligible to or otherwise were not to cure such failure, the corresponding Fund might as a result itself fail to meet the asset diversification test and might be ineligible or unable to or might otherwise not cure such failure. The remainder of this “Taxation” section assumes that each Underlying Fund has elected and will qualify and be eligible each year to be treated as a regulated investment company. In general, amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar-year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. The 4% excise tax does not apply to any regulated investment company whose sole shareholders are separate accounts of life insurance companies funding variable contracts, tax-exempt pension funds, certain other permitted tax-exempt investors or other regulated investment companies that are also exempt from the excise tax.
Variable Contract Diversification Requirements
Each Fund, the Master Fund, and an Underlying Fund intends to comply with the separate diversification requirements for variable annuity and variable life insurance contracts under Code Section 817(h) and the regulations thereunder, which are in addition to the diversification requirements imposed on the Fund by the 1940 Act and Subchapter M of the Code. A variable contract based upon a separate account will not receive favorable tax treatment as an annuity or life insurance contract unless the separate account and underlying regulated investment company investments are adequately diversified. In determining whether a separate account is adequately diversified, in certain circumstances the separate account can look through to the assets of the regulated investment company in which it has invested.
The regulations generally require a separate account’s assets to be diversified so that, as of the end of each calendar quarter or within 30 days thereafter, no single investment represents more than 55% of the value of the separate account’s total assets, no two investments represent more than 70% of the separate account’s total assets, no three investments represent more than 80% of the separate account’s total assets, and no four investments represent more than 90% of the separate account’s total assets. For this purpose, the regulations treat all securities of the same issuer as a single investment, and in the case of “government securities,” each government agency or instrumentality is treated as a separate issuer. A “safe harbor” is available to a separate account if it meets the diversification tests applicable to regulated investment companies and not more than 55% of its assets constitute cash, cash items (including receivables), U.S. Government securities, and securities of other regulated investment companies.
It is expected that the separate accounts investing in a Fund will be able to look through to the assets of the Fund for purposes of meeting these diversification requirements. Each Fund therefore intends to comply with these requirements as though its assets were held directly by a separate account. If a Fund were to fail to comply with these requirements (including if the Master Fund or, in some cases, an Underlying Fund fails to comply with these requirements), contracts that invest in the Fund through the participating insurance companies’ separate accounts would not be treated as annuity, endowment, or life insurance contracts under the Code and the contract holders generally would be subject to tax on all taxable distributions from a Fund, and on all income and gain accrued under the contracts from sales, exchanges, or redemptions of shares in the Fund for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction could require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied.
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Investor Control
The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment of those contracts. The IRS has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and it may issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a regulated investment company’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. Current IRS guidance indicates that typical regulated investment company investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad for this purpose.
The Funds have objectives and strategies that are not materially narrower than the investment strategies described in such IRS guidance, in which strategies such as investing in large company stocks, international stocks, small company stocks, mortgage-backed securities, telecommunications stocks, and financial services stocks were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners.
The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control over a separate account. Contract holders should consult with their insurance companies and tax advisers, and should refer to the prospectus for the applicable contract, for more information concerning this investor control issue.
The IRS and the Treasury Department may in the future provide further guidance as to what they deem to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as the Funds, and such guidance could affect the tax treatment of the Funds, including retroactively. In the event that additional rules or regulations are adopted, there can be no assurance that the Funds will be able to operate as currently described, or that the Funds will not have to change their investment objectives or investment policies. Each Fund’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the Fund.
Certain Investments of the Funds, Master Fund, and Underlying Funds
A Fund’s, the Master Fund’s, or an Underlying Fund’s transactions in options, futures contracts, forward contracts, swap agreements, ETNs, other derivatives, and foreign currencies, as well as any of its hedging, short sale, securities loan, or similar transactions, may be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale, and short sale rules) the application of which may in certain cases be uncertain. An adverse determination or future guidance by the IRS (which determination or guidance could be retroactive) may affect the Master Fund’s or an Underlying Fund’s, and thus a Fund’s, ability to qualify for treatment as a regulated investment company, potentially resulting in a Fund-level tax and implicating the variable contract’s qualification for favorable tax treatment.
An investment by the Master Fund or certain Underlying Funds in zero coupon bonds, deferred interest bonds, payment-in-kind bonds, inflation-indexed bonds, and certain stripped securities will, and certain securities purchased at a market discount may, cause the Master Fund or Underlying Fund to recognize income prior to the receipt of cash payments with respect to those securities. To distribute this income and avoid a tax on the Fund, the Master Fund, or Underlying Fund may be required to sell portfolio investments that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund that would need to be distributed to avoid a Fund-level tax.
The Master Fund’s or an Underlying Fund’s investments in debt obligations that are at risk of or in default present special tax issues for the Funds that invest in such the Master Fund or such an Underlying Fund. Tax rules are not entirely clear about issues such as whether or to what extent the Master Fund or an Underlying Fund should recognize market discount on such a debt obligation, when the Master Fund or an Underlying Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund, the Master Fund, or an Underlying Fund may take deductions for bad debts or worthless securities and how a Fund, the Master Fund, or an Underlying Fund
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should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund, the Master Fund, or an Underlying Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.
Investments by a Fund, the Master Fund, or an Underlying Fund in commodities or commodity-linked instruments can be limited by such Fund’s intention to qualify as a regulated investment company, and can limit such Fund’s ability to so qualify. Income and gains from commodities and certain commodity-linked instruments does not constitute qualifying income to a regulated investment company for purposes of the 90% gross income test described above. The tax treatment of certain other commodity-linked instruments in which a Fund, the Master Fund, or an Underlying Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a regulated investment company. If a Fund, the Master Fund, or an Underlying Fund were to treat income or gain from a particular instrument as qualifying income, and the income or gain were later determined not to constitute qualifying income, and, together with any other nonqualifying income, were to cause such Fund’s nonqualifying income to exceed 10% of its gross income in any taxable year, such Fund would fail to qualify as a regulated investment company. If the Master Fund or an Underlying Fund were to fail to qualify as a regulated investment company, the value of a Fund’s investment in the Master Fund or such an Underlying Fund would be reduced, and the Fund’s ability to meet the diversification requirement could be adversely affected.
MLPs, if any, in which the Master Fund or an Underlying Fund invests may qualify as QPTPs. In such cases, the net income derived from such investments will constitute qualifying income for purposes of the 90% gross income requirement described above for regulated investment company qualification. If, however, such a vehicle were to fail to qualify as a QPTP in a particular year, a portion of the gross income derived from it in such year could constitute non-qualifying income to the Master Fund or Underlying Fund for purposes of the 90% gross income requirement and thus could bear on the Master Fund’s or Underlying Fund’s ability to qualify as a regulated investment company for a particular year. In addition, the diversification requirement described above for regulated investment company qualification limits the Master Fund’s or Underlying Fund’s investments in one or more vehicles that are QPTPs to 25% of the Master Fund’s or Underlying Fund’s total assets as of the close of each quarter of the Master Fund’s or Underlying Fund’s taxable year. To the extent an MLP is a regular (non-QPTP) partnership, the MLP’s income and gains allocated to the Master Fund or an Underlying Fund will constitute qualifying income to the Master Fund or Underlying Fund for purposes of the 90% gross income requirement only to the extent such items of income and gain would be qualifying income if earned directly by the Master Fund or Underlying Fund. Thus, all or a portion of any income and gains from the Master Fund’s or an Underlying Fund’s investment in an MLP that is a regular (non-QPTP) partnership could constitute non-qualifying income to the Master Fund or Underlying Fund for purposes of the 90% gross income requirement. In such cases, the Master Fund’s or an Underlying Fund’s investments in such entities could be limited by a Fund’s, the Master Fund’s, or an Underlying Fund’s intention to qualify as a regulated investment company, and could bear on its ability to qualify as such.
Foreign Investments and Taxes
Investment income and gains received by a Fund, the Master Fund, or an Underlying Fund from foreign securities may be subject to foreign income or other taxes, which will reduce the Fund’s, the Master Fund’s, or an Underlying Fund’s yield on such securities and which may be imposed on a retroactive basis. The United States has entered into tax treaties with some foreign countries that may entitle a Fund, the Master Fund, or an Underlying Fund to a reduced rate of tax or an exemption from tax on such income. Each Fund, the Master Fund, and each Underlying Fund intends to qualify for treaty reduced rates where available. It is not possible to determine a Fund’s, the Master Fund’s, or an Underlying Fund’s effective rate of foreign tax in advance.
Special U.S. tax considerations may also apply with respect to foreign investments by a Fund, the Master Fund, or an Underlying Fund. Investments by a Fund, the Master Fund, or an Underlying Fund in certain “passive foreign investment companies” (“PFICs”) could result in a tax (including interest) on the Fund, Master Fund, or Underlying Fund that cannot be avoided by making distributions to Fund, Master Fund, or Underlying Fund shareholders, thereby reducing the Fund’s yield on such investments. To avoid the potential for such a tax to apply, a Fund, the Master Fund, or an Underlying Fund may elect to mark to market its investments in a PFIC on the last day of each year. A Fund, the Master Fund, or an Underlying Fund may alternatively elect in certain cases to treat a PFIC as a qualified electing fund, in which case such fund will be required to include annually its share of the income and net capital gains from the PFIC, regardless of whether it receives any distribution from the PFIC. The market-to-market and qualified electing fund
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elections may cause a Fund, the Master Fund, or an Underlying Fund to recognize income prior to the receipt of cash payments with respect to its PFIC investments. In order to distribute this income and avoid a tax on the Fund, Master Fund, or Underlying Fund, the Fund, Master Fund, or Underlying Fund may be required to sell portfolio investments that it might otherwise have continued to hold. Because it is not always possible to identify a foreign corporation as a PFIC, a Fund, the Master Fund, or an Underlying Fund may incur the tax and interest charges described above in some instances.
General Considerations
The rules regarding the taxation of the separate accounts of participating insurance companies that utilize the Funds as investment vehicles for variable life insurance policies and variable annuity contracts are complex. The foregoing is only a summary of certain material U.S. federal income tax consequences affecting the Funds. Participating insurance companies and owners of variable life insurance policies and variable annuity contracts should consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds. Also, each shareholder should consult the prospectus and statement of additional information with respect to the Master Fund and each Underlying Fund for information concerning the particular investments of such funds and other relevant tax considerations.
CERTAIN ACCOUNTING INFORMATION
When a Fund writes a call option, an amount equal to the premium received by it is included in its balance sheet as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a written option is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the last bid and offering prices. If an option which a Fund has written on an equity security expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished.
FINANCIAL STATEMENTS
The financial statements of the Funds for the fiscal year ended December 31, 2025, incorporated herein by reference from the Funds’ Form N-CSR for the fiscal year ended December 31, 2025, have been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in its report which is also incorporated herein by reference. Such financial statements have been so incorporated in reliance upon the report of Deloitte & Touche LLP given on the authority of that firm as experts in accounting and auditing. The Funds’ shareholder reports and financial statements and other information are available without charge, upon request, by calling 1-888-309-3539, by sending an email request to fundinfo@massmutual.com, or by visiting MassMutual’s website at https://www.massmutual.com/product-performance/variable-insurance-funds or the SEC’s website at https://www.sec.gov.
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APPENDIX A—DESCRIPTION OF SECURITIES RATINGS
Although the ratings of fixed income securities by S&P, Moody’s, and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.
The descriptions of the S&P, Moody’s, and Fitch’s commercial paper and bond ratings are set forth below.
Commercial Paper Ratings:
S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:
A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.
A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.
Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:
Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from “F-1” for the highest quality obligations to “D” for the lowest. The F-1 and F-2 categories are described as follows:
F-1—Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F-2—A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.
Bond Ratings:
S&P describes its four highest ratings for corporate debt as follows:
AAA—Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.
AA—Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.
A—Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
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BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
Moody’s describes its four highest corporate bond ratings as follows:
Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
A—Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.
Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.
Fitch describes its four highest long-term credit ratings as follows:
AAA—”AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA—”AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A—”A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.
BBB—”BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.
A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”
S&P describes its below investment grade ratings for corporate debt as follows:
BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC,” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation, and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
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BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.
B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.
CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.
CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.
C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.
D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
Moody’s describes its below investment grade corporate bond ratings as follows:
Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.
C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
Fitch describes its below investment grade long-term credit ratings as follows:
BB—”BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
B—”B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.
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DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.

Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

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APPENDIX B—PROXY VOTING POLICIES
The following represents the proxy voting policies (the “Policies”) of MML Series Investment Fund (the “Funds”) with respect to the voting of proxies on behalf of each series of the Funds (the “Series”). It is the policy of the Funds and MML Investment Advisers, LLC (the “Adviser”), as investment manager to the Series, to delegate (with certain exceptions) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series. All references to votes by proxy in this policy shall be interpreted to include both votes by proxy and votes and consents that do not involve proxies. The Adviser will vote proxies on behalf of any Fund of Funds or Feeder Funds for which it serves as investment adviser, as well as for any special situations where the Adviser is in the best position to vote the proxy (“Special Situations”).
I.    GENERAL PRINCIPLES
In voting proxies, the Adviser and Subadvisers will be guided by general fiduciary principles and their respective written proxy voting policies. The Adviser and Subadvisers will act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.
II.    SUBADVISERS TO WHICH THE FUNDS AND ADVISER HAVE DELEGATED PROXY VOTING    RESPONSIBILITIES
1. The Subadvisers each have the duty to provide a copy of their written proxy voting policies to the Adviser and Funds annually. The Subadvisers’ written proxy voting policies will maintain procedures that address potential conflicts of interest.
2. The Subadvisers will each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and will furnish such records to the Adviser and Funds annually.
3. The Subadvisers will report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to the Adviser quarterly.
4. The Subadvisers will provide the Adviser and Funds with all such information and documents relating to the Subadvisers’ proxy voting in a timely manner, as necessary for the Adviser and Funds to comply with applicable laws and regulations.
III.    THE FUNDS AND ADVISER
1. The Chief Compliance Officer of the Funds will annually update the Trustees after a review of proxy voting records.
2. The Trustees of the Funds will not vote proxies on behalf of the Funds or any Series.
3. The Adviser will not vote proxies on behalf of the Funds or any Series, except that the Adviser will vote proxies on behalf of any Fund of Funds or Feeder Fund for which it serves as investment adviser or in Special Situations.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-888-309-3539 or by sending an email request to fundinfo@massmutual.com, on the MassMutual website at https://www.massmutual.com/product-performance/variable-insurance-funds, and on the Securities and Exchange Commission’s website at https://www.sec.gov.
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MML INVESTMENT ADVISERS, LLC
As Investment Adviser to the MassMutual Select Funds, MassMutual Premier Funds,
MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II
(October 25, 2023)
General Overview
Policy
It is the policy of MML Investment Advisers, LLC (“MML Investment Advisers” or the “Company”) to fulfill its responsibilities under Rule 206(4)-6 (the “Rule”) under the Investment Advisers Act of 1940 (the “Advisers Act”) by delegating to subadvisers for each series of the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II (each, a “Trust”) proxy voting related to the securities in each subadviser’s respective portfolio, with the following exceptions: (i) each series of a Trust operating as a “fund of funds” where MML Investment Advisers has not delegated proxy voting responsibility to a subadviser (each a “Fund of Funds” and, collectively, the “Funds of Funds”); (ii) each series of the Trusts operating as a “feeder fund” (each, a “Feeder Fund”) to a “master fund” (“Master Fund”); and (iii) in certain other special situations (“Special Situations”). For these exceptions, MML Investment Advisers will act on behalf of the Trusts to vote proxies (including Information Statements) (“Proxies”), as described below.
Background
MML Investment Advisers currently serves as investment adviser to each of the Trusts, including those series that are Funds of Funds and Feeder Funds. The Funds of Funds may invest in other series of the Trusts, funds advised by affiliates of MML Investment Advisers, and/or funds or exchange-traded funds advised by an unaffiliated investment adviser or an investment adviser affiliated with the Fund of Funds’ subadviser.
MML Investment Advisers will vote Proxies of the underlying funds held by the Funds of Funds, of the related Master Fund for a Feeder Fund, and in certain other Special Situations in accordance with the following procedure.
Procedure
1. When a Fund of Funds holds shares of an underlying fund advised by MML Investment Advisers, MML Investment Advisers will generally vote in favor of proposals recommended by the underlying fund’s Board of Trustees and by a majority of the Trustees of the underlying fund who are not interested persons of the underlying fund or of MML Investment Advisers. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Fund’s Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
2. When a Fund of Funds holds shares of an underlying fund advised by a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders (other than MML Investment Advisers or a control affiliate of MML Investment Advisers) of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof (provided that such member, or each member of such committee, as the case may be, is not an interested person of the underlying fund or of MML Investment Advisers) delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior
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approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
3. When a Fund of Funds holds shares of an underlying fund not advised by MML Investment Advisers or a control affiliate of MML Investment Advisers, MML Investment Advisers will generally vote the shares held by the Fund of Funds in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund. However, MML Investment Advisers may alternatively, in its discretion, (i) seek instruction from the Fund of Funds’ Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions, or (ii) vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Fund of Funds and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (ii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
4. Notwithstanding paragraph 3 above, (i) in the event a Fund of Funds is investing in an underlying fund pursuant to an exemptive order from the U.S. Securities and Exchange Commission, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in the order; (ii) in the event a Fund of Funds is investing in an underlying fund pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940, MML Investment Advisers will vote the shares held by the Fund of Funds either by seeking instructions from the Fund of Funds’ shareholders or vote the shares in the same proportions (for, against, abstain) as the votes of all other shareholders of the underlying fund; or (iii) in the event a Fund of Funds is investing in an underlying fund pursuant to Rule 12d1-4 under the Investment Company Act of 1940, MML Investment Advisers will vote the shares held by the Fund of Funds in accordance with any conditions set forth in that rule.
5. When a fund is structured as a Feeder Fund that is an interest holder of a Master Fund and is requested to vote on any matter submitted to interest holders of the Master Fund, MML Investment Advisers will, on behalf of the Feeder Fund, generally vote the shares held by the Feeder Fund in the same proportions (for, against, abstain) as the votes of all other interest holders of such Master Fund. However, if the Feeder Fund elects to hold a meeting of its own shareholders to consider such matters, MML Investment Advisers will, on behalf of the Feeder Fund, vote the shares held by the Feeder Fund in proportion to the votes received from its shareholders, with shares for which a Feeder Fund receives no voting instructions being voted in the same proportion as the votes received from the other Feeder Fund shareholders.
6. Although rare, there is a possibility of Special Situations presented where MML Investment Advisers is in the best position to vote Proxies. In those Special Situations, which are determined by the Investment Management team in consultation with MML Investment Advisers’ Chief Compliance Officer and/or legal counsel, MML Investment Advisers (i) will, when the Special Situation involves a proxy for a Funds’ investment in another mutual fund or pooled investment vehicle, generally vote the shares held in the same proportions (for, against, abstain) as the votes of all other shareholders of such underlying fund; (ii) may seek instruction from the relevant Trust’s Board of Trustees (or any member or committee thereof delegated authority to provide such instructions to MML Investment Advisers) and vote in accordance with such instructions; or (iii) may vote in accordance with the recommendation of an independent proxy advisor or consultant retained by MML Investment Advisers to provide a recommendation, on the basis solely of the best interest of the Trust and its shareholders, as to the matter; provided, however, that prior to taking the action described in clause (iii) above, MML Investment Advisers is required to seek and obtain the prior approval of its Board of Directors. When a quorum is present at any meeting, a majority of the Board members present may take any action. If it is not possible to obtain a quorum of such Board, any action may be taken without a meeting if all Board members consent to the action in writing and such written consents are filed with the records of the meetings of the Board.
Operating Procedures
MML Investment Advisers exercises its proxy voting responsibility with respect to the Funds of Funds, Feeder Funds, and Special Situations through the Investment Management team.
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All proxy statements, including Information Statements (“Proxy Statements”) and proxy cards received by associates relating to a Fund of Funds, Feeder Fund, or Special Situations are to be immediately forwarded to the Investment Management team. The head of Investment Management or that person’s designee, then is responsible for (i) logging, reviewing and casting the vote for all Proxies solicited and received, (ii) voting such Proxies in a manner consistent with these policies and procedures, (iii) documenting the method followed in determining how to cast the vote, and (iv) maintaining the records required by Rule 204-2 under the Advisers Act.
Record Retention
The Investment Management team will retain for such time periods as set forth in Rule 204-2:

•	Copies of all policies and procedures required by the Rule;

•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Fund of Fund’s or Feeder Fund’s investments;

•	A copy of each Proxy Statement that MML Investment Advisers receives regarding a Special Situation;

•	A record of each vote cast by MML Investment Advisers on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation; and

•
A copy of any document created by MML Investment Advisers that was material to making a decision how to vote Proxies on behalf of a Fund of Funds, a Feeder Fund, or in a Special Situation or that otherwise memorializes the basis for that decision.

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AMERICAN FUNDS®
PROXY VOTING PROCEDURES AND PRINCIPLES
The funds’ investment adviser, in consultation with the Series’ board, has adopted Proxy Voting Procedures and Principles (the “Principles”) with respect to voting proxies of securities held by the funds and other funds advised by the investment adviser or its affiliates. The Principles are reasonably designed to ensure that proxies are voted solely in accordance with the financial interest of the clients of the investment adviser or its affiliates and the shareholders of the funds advised or managed by the investment adviser or its affiliates. The complete text of the Principles is available at capitalgroup.com. Final voting authority is held by a committee of the appropriate equity investment division of the investment adviser under authority delegated by the Series’ board. Therefore, if more than one fund invests in the same company, they may vote differently on the same proposal. The boards of funds advised by Capital Research and Management Company and its affiliates have established a Joint Proxy Committee (“JPC”) composed of independent board members who serve as representatives from each applicable fund board. The JPC’s role is to facilitate appropriate oversight of the proxy voting process and provide valuable input on corporate governance and related matters.
The Principles provide an important framework for analysis and decision-making by all funds. However, they are not exhaustive and do not address all potential issues. The Principles provide a certain amount of flexibility so that all relevant facts and circumstances can be considered in connection with every vote. As a result, each proxy received is voted on a case-by-case basis considering the specific circumstances of each proposal. The voting process reflects the funds’ understanding of the company’s business, its management and its relationship with shareholders over time. In all cases, long-term value creation and the investment objectives and policies of the funds managed by the investment adviser remain the focus.
The investment adviser seeks to vote all U.S. proxies. Proxies for companies outside the United States are also voted where there is sufficient time and information available, taking into account distinct market practices, regulations and laws, and types of proposals presented in each country. Where there is insufficient proxy and meeting agenda information available, the investment adviser will generally vote against such proposals in the interest of encouraging improved disclosure for investors. The investment adviser may not exercise its voting authority if voting would impose costs on clients, including opportunity costs. For example, certain regulators have granted investment limit relief to the investment adviser and its affiliates, conditioned upon limiting voting power to specific voting ceilings. To comply with these voting ceilings, the investment adviser will scale back its votes across all funds and accounts it manages on a pro rata basis based on assets. In addition, certain countries impose restrictions on the ability of shareholders to sell shares during the proxy solicitation period. The investment adviser may choose, due to liquidity issues, not to expose the funds and accounts it manages to such restrictions and may not vote some (or all) shares. Finally, the investment adviser may determine not to recall securities on loan to exercise its voting rights when it determines that the cost of doing so would exceed the benefits to clients or that the vote would not have a material impact on the investment. Proxies with respect to securities on loan through client-directed lending programs are not available to vote and therefore are not voted.
After a proxy statement is received, the investment adviser’s stewardship and engagement team prepares a summary of the proposals contained in the proxy statement.
Investment analysts are generally responsible for making voting recommendations for their investment division on significant votes that relate to companies in their coverage areas. Analysts also have the opportunity to review initial recommendations made by the investment adviser’s stewardship and engagement team. Depending on the vote recommendation, a second opinion may be made by a proxy coordinator (an investment professional with experience in corporate governance and proxy voting matters) within the appropriate investment division, based on knowledge of the Principles and familiarity with proxy-related issues. Each of the investment adviser’s equity investment divisions has its own proxy voting committee, which is made up of investment professionals within each division. Each division’s proxy voting committee retains final authority for voting decisions made by such division. In cases where a fund is co-managed and a security is held by more than one of the investment adviser’s equity investment divisions, the divisions may develop different voting recommendations for individual ballot proposals. If this occurs, and if permitted by local market conventions, the fund’s position will generally be voted proportionally by divisional holding, according to their respective decisions. Otherwise, the outcome will be determined by the equity investment division or divisions with the larger position in the security as of the record date for the shareholder meeting.
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In addition to our proprietary proxy voting, governance and executive compensation research, Capital Research and Management Company (“Capital Group”) may utilize research provided by third party advisory firms on a case-by-case basis. Capital Group does not, as a policy, follow the voting recommendations provided by these firms. Capital Group periodically assesses the information provided by the advisory firms and reports to the applicable governance committees that provide oversight of the application of the Principles.
From time to time the investment adviser may vote proxies issued by, or on proposals sponsored or publicly supported by (a) a client with substantial assets managed by the investment adviser or its affiliates, (b) an entity with a significant business relationship with The Capital Group Companies, Inc. or its affiliates, or (c) a company with a director of an American Fund on its board (each referred to as an “Interested Party”). Other persons or entities may also be deemed an Interested Party if facts or circumstances appear to give rise to a potential conflict.
The investment adviser has developed procedures to identify and address instances when a vote could appear to be influenced by such a relationship. Each equity investment division of the investment adviser has established a Special Review Committee (“SRC”) of senior investment professionals and legal and compliance professionals with oversight of potentially conflicted matters.
If a potential conflict is identified according to the procedure above, the SRC will take appropriate steps to address the conflict of interest. These steps may include engaging an independent third party to review the proxy and using the Principles to provide an independent voting recommendation to the investment adviser for vote execution. The investment adviser will generally follow the third party’s recommendation, except when it believes the recommendation is inconsistent with the investment adviser’s fiduciary duty to its clients. Occasionally, it may not be feasible to engage the third party to review the matter due to compressed timeframes or other operational issues. In this case, the SRC will take appropriate steps to address the conflict of interest, including reviewing the proxy after being provided with a summary of any relevant communications with the Interested Party, the rationale for the voting decision, information on the organization’s relationship with the Interested Party and any other pertinent information.
Information regarding how the funds voted proxies relating to portfolio securities during the 12-month period ended June 30 of each year will be available on or about September 1 of such year (a) without charge, upon request by calling American Funds Service Company at (800) 421-4225, (b) on the Capital Group website and (c) on the SEC’s website at sec.gov.
The following summary sets forth the general positions of the investment adviser on various proposals. A copy of the full Principles is available upon request, free of charge, by calling American Funds Service Company or visiting the Capital Group website.

Director Matters. The election of a company’s slate of nominees for director generally is supported. Votes may be withheld for some or all of the nominees if this is determined to be in the best interest of shareholders or if, in the opinion of the investment adviser, such nominee has not fulfilled his or her fiduciary duty. In making this determination, the investment adviser considers, among other things, a nominee’s potential conflicts of interest, track record (whether in the current board seat or in previous executive or director roles) with respect to shareholder protection and value creation as well as their capacity for full engagement on board matters. The investment adviser generally supports a breadth of experience and perspectives among board members, and the separation of the chairman and CEO positions.

Governance Provisions. Proposals to declassify a board (elect all directors annually) generally are supported based on the belief that this increases the directors’ sense of accountability to shareholders. Proposals for cumulative voting generally are supported in order to promote management and board accountability and an opportunity for leadership change. Proposals designed to make director elections more meaningful, either by requiring a majority vote or by requiring any director receiving more withhold votes than affirmative votes to tender his or her resignation, generally are supported.

Shareholder Rights. Proposals to repeal an existing poison pill generally are supported. (There may be certain circumstances, however, when a proxy voting committee of a fund or an investment division of the investment adviser believes that a company needs to maintain anti-takeover protection.) Proposals to eliminate the right of shareholders to act by written consent or to take away a shareholder’s right to call a special meeting typically are not supported.

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Compensation And Benefit Plans. Equity incentive plans are complicated, and many factors are considered in evaluating a plan. Each plan is evaluated based on protecting shareholder interests and a knowledge of the company and its management. Considerations include the pricing (or repricing) of options awarded under the plan and the impact of dilution on existing shareholders from past and future equity awards. Compensation packages should be structured to attract, motivate and retain existing employees and qualified directors; in addition, they should be aligned with the long-term success of the company and the enhancement of shareholder value.

Routine Matters. The ratification of auditors, procedural matters relating to the annual meeting and changes to company name are examples of items considered routine. Such items generally are voted in favor of management’s recommendations unless circumstances indicate otherwise.

Shareholder Proposals On Environmental And Social Issues. The investment adviser believes environmental and social issues present investment risks and opportunities that can shape a company’s long-term financial sustainability. Shareholder proposals, including those relating to social and environmental issues, are evaluated in terms of their materiality to the company and its ability to generate long-term value in light of the company’s business model specific operating context. The investment adviser generally supports transparency and standardized disclosure, particularly that which leverages existing regulatory reporting or industry best practices. With respect to environmental matters, this includes disclosures aligned with industry standards and reporting on sustainability issues that are material to investment analysis. With respect to social matters, the investment adviser encourages companies to disclose the composition of the workforce in a regionally appropriate manner. The investment adviser supports relevant reporting and disclosure that is consistent with broadly applicable standards.

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APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION
MML Investment Advisers, LLC
MML Advisers, as investment adviser to the Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, 65/35 Allocation Fund, and 80/20 Allocation Fund, administers the asset allocation program for each Fund.
The portfolio manager of the Conservative Allocation Fund is Michael J. Abata.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Michael J. Abata
Registered investment companies** ........	7	$2,975,194,074	0	$0
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	0	$0	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Conservative Allocation Fund.
The portfolio manager of the Balanced Allocation Fund is Michael J. Abata.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Michael J. Abata
Registered investment companies** ........	7	$2,909,529,750	0	$0
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	0	$0	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Balanced Allocation Fund.
The portfolio manager of the Moderate Allocation Fund is Michael J. Abata.
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Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Michael J. Abata
Registered investment companies** ........	7	$2,284,346,970	0	$0
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	0	$0	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Moderate Allocation Fund.
The portfolio manager of the Growth Allocation Fund is Michael J. Abata.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Michael J. Abata
Registered investment companies** ........	7	$2,289,995,570	0	$0
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	0	$0	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Growth Allocation Fund.
The portfolio manager of the Aggressive Allocation Fund is Michael J. Abata.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Michael J. Abata
Registered investment companies** ........	7	$3,058,568,891	0	$0
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	0	$0	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the Aggressive Allocation Fund.
The portfolio manager of the 65/35 Allocation Fund is Michael J. Abata.
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Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Michael J. Abata
Registered investment companies** ........	7	$2,633,287,922	0	$0
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	0	$0	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include 65/35 Allocation Fund.
The portfolio manager of the 80/20 Allocation Fund is Michael J. Abata.
Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Michael J. Abata
Registered investment companies** ........	8	$3,183,244,631	0	$0
Other pooled investment vehicles ..........	0	$0	0	$0
Other accounts ........................	0	$0	0	$0

*	The information provided is as of December 31, 2025.
**	Does not include the 80/20 Allocation Fund.
Ownership of Securities:
As of December 31, 2025, the portfolio manager did not own any shares of the Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, Aggressive Allocation Fund, 65/35 Allocation Fund, or 80/20 Allocation Fund.
Conflicts of Interest:
A conflict of interest may arise due to differences in the investment adviser’s net management fee among the Underlying Funds in which these Funds invest such that the portfolio manager might be motivated to invest in certain funds over others. Similarly, the desire to maintain or raise assets under management in certain Underlying Funds could influence the portfolio manager to lend preferential treatment to those funds. In addition, the portfolio manager might be motivated to favor affiliated Underlying Funds over non-affiliated Underlying Funds. The investment adviser will have no obligation to select the least expensive or best performing funds available to serve as Underlying Funds.
Compensation:
The discussion below describes the portfolio manager’s compensation as of December 31, 2025.
The portfolio manager is paid the same as other employees of the adviser such that their compensation consists of a base salary and an annual discretionary bonus. The adviser also matches a portion of employees’ 401(k) contributions, if any.
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APPENDIX D—DESCRIPTION OF CERTAIN SECURITIES AND INVESTMENT TECHNIQUES AND RISKS OF THE MASTER FUND AND AMERICAN UNDERLYING FUNDS
With respect to the Master Fund and American Underlying Funds (the “Funds”), portfolio changes will be made without regard to the length of time a particular investment may have been held.
MARKET CONDITIONS. The value of, and the income generated by, the securities in which the Fund invests may decline, sometimes rapidly or unpredictably, due to factors affecting certain issuers, particular industries or sectors, or the overall markets. Rapid or unexpected changes in market conditions could cause the Fund to liquidate holdings at inopportune times or at a loss or depressed value. The value of a particular holding may decrease due to developments related to that issuer, but also due to general market conditions, including real or perceived economic developments such as changes in interest rates, credit quality, inflation, or currency rates or generally adverse investor sentiment, or political events, such as the imposition of trading and tariff arrangements. The value of a holding may also decline due to factors that negatively affect a particular industry or sector, such as labor shortages, increased production costs, or competitive conditions.
Global economies and financial markets are highly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, local, regional and global events such as war, acts of terrorism, trading and tariff arrangements, social unrest, natural disasters, the spread of infectious illness or other public health threats, or bank failures could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such conditions or events.
Significant market disruptions, such as those caused by pandemics, natural or environmental disasters, war, acts of terrorism, bank failures or other events, can adversely affect local and global markets and normal market operations. Market disruptions may exacerbate political, social, and economic risks. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets, or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Such events can be highly disruptive to economies and markets and significantly impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments and operation of the Fund. These events could disrupt businesses that are integral to the Fund’s operations or impair the ability of employees of Fund service providers to perform essential tasks on behalf of the Fund.
Governmental and quasi-governmental authorities may take a number of actions designed to support local and global economies and the financial markets in response to economic disruptions. Such actions may include a variety of significant fiscal and monetary policy changes, including, for example, direct capital infusions into companies, new monetary programs and significantly lower interest rates. These actions have resulted in significant expansion of public debt and may result in greater market risk. Additionally, an unexpected or quick reversal of these policies, or the ineffectiveness of these policies, could negatively impact overall investor sentiment and further increase volatility in securities markets.
EQUITY SECURITIES. Certain Funds may invest in equity securities. Equity securities represent an ownership position in a company. Equity securities held by the Fund typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic, and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Holders of equity securities are not creditors of the issuer. If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.
There may be little trading in the secondary market for particular equity securities, which may adversely affect the Fund’s ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.
The growth-oriented, equity-type securities generally purchased by certain of the Funds may involve large price swings and potential for loss. To the extent the Fund invests in income-oriented, equity-type securities, income provided by the Fund may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the Fund invests.
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DEBT INSTRUMENTS. Debt securities, also known as “fixed income securities,” are used by issuers to borrow money. Bonds, notes, debentures, asset-backed securities (including those backed by mortgages), and loan participations and assignments are common types of debt securities. Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity. Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices. The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality, and maturity. In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall. These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities. Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or they may pay only a small fraction of the amount owed. Direct indebtedness of countries, particularly emerging markets, also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Lower rated debt securities, rated Ba1/BB+ or below by Nationally Recognized Statistical Rating Organizations, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. Such securities are sometimes referred to as “junk bonds” or high yield bonds. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities. Investment grade bonds in the ratings categories A or Baa/BBB also may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.
Certain additional risk factors relating to debt securities are discussed below:
SENSITIVITY TO INTEREST RATE AND ECONOMIC CHANGES. Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. As discussed under “Market conditions” above in this SAI, governments and quasi-governmental authorities may take actions to support local and global economies and financial markets during periods of economic crisis, including direct capital infusions into companies, new monetary programs and significantly lower interest rates. Such actions may expose fixed income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the Funds’ portfolio to decline.
PAYMENT EXPECTATIONS. Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the Funds may have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the Funds may incur losses or expenses in seeking recovery of amounts owed to them.
LIQUIDITY AND VALUATION. There may be little trading in the secondary market for particular debt securities, which may affect adversely the Funds’ ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.
Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated. Capital Research considers these ratings of securities as one of many criteria in making its investment decisions.
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Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See Appendix A to this SAI for more information about credit ratings.
SECURITIES WITH EQUITY AND DEBT CHARACTERISTICS. Certain securities have a combination of equity and debt characteristics. Such securities may at times behave more like equity than debt or vice versa.
PREFERRED STOCK. Preferred stock represents an equity interest in an issuer that generally entitles the holder to receive, in preference to common stockholders and the holders of certain other stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the issuer. Preferred stocks may pay fixed or adjustable rates of return, and preferred stock dividends may be cumulative or non-cumulative and participating or non-participating. Cumulative dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer’s common stockholders, while prior unpaid dividends on non-cumulative preferred stock are forfeited. Participating preferred stock may be entitled to a dividend exceeding the issuer’s declared dividend in certain cases, while non-participating preferred stock is entitled only to the stipulated dividend. Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities. As with debt securities, the prices and yields of preferred stocks often move with changes in interest rates and the issuer’s credit quality. Additionally, a company’s preferred stock typically pays dividends only after the company makes required payments to holders of its bonds and other debt. Accordingly, the price of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the issuing company’s financial condition or prospects. Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.
CONVERTIBLE SECURITIES. A convertible security is a debt obligation, preferred stock or other security that may be converted, within a specified period of time and at a stated conversion rate, into common stock or other equity securities of the same or a different issuer. The conversion may occur automatically upon the occurrence of a predetermined event or at the option of either the issuer or the security holder. Under certain circumstances, a convertible security may also be called for redemption or conversion by the issuer after a particular date and at predetermined price specified upon issue. If a convertible security held by a certain Fund is called for redemption or conversion, the Fund could be required to tender the security for redemption, convert it into the underlying common stock, or sell it to a third party.
The holder of a convertible security is generally entitled to participate in the capital appreciation resulting from a market price increase in the issuer’s common stock and to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable. Convertible securities rank senior to common stock in an issuer’s capital structure and, therefore, normally entail less risk than the issuer’s common stock. However, convertible securities may also be subordinate to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities may entail more risk than such senior debt obligations. Convertible securities usually offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.
Because of the conversion feature, the price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and, accordingly, convertible securities are subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may cushion the security against declines in the price of the underlying asset but may also cause the price of the security to fluctuate based upon changes in interest rates and the credit quality of the issuer. As with a straight fixed income security, the price of a convertible security tends to increase when interest rates decline and decrease when interest rates rise. Like the price of a common stock, the price of a convertible security also tends to increase as the price of the underlying stock rises and to decrease as the price of the underlying stock declines.
HYBRID SECURITIES. A hybrid security is a type of security that also has equity and debt characteristics. Like equities, which have no final maturity, a hybrid security may be perpetual. On the other hand, like debt securities, a hybrid security may be callable at the option of the issuer on a date specified at issue. Additionally, like common equities, which may stop paying dividends at virtually any time without violating any contractual terms or conditions, hybrids typically allow for issuers to withhold payment of interest until a later date or to suspend coupon payments entirely without triggering an event of default. Hybrid securities are normally at the bottom of
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an issuer’s debt capital structure because holders of an issuer’s hybrid securities are structurally subordinated to the issuer’s senior creditors. In bankruptcy, hybrid security holders should only get paid after all senior creditors of the issuer have been paid but before any disbursements are made to the issuer’s equity holders. Accordingly, hybrid securities may be more sensitive to economic changes than more senior debt securities. Such securities may also be viewed as more equity-like by the market when the issuer or its parent company experiences financial difficulties.
Contingent convertible securities, which are also known as contingent capital securities are a form of hybrid security that are intended to either convert into equity or have their principal written down upon the occurrence of certain trigger events. One type of contingent convertible security has characteristics designed to absorb losses, by providing that the liquidation value of the security may be adjusted downward to below the original par value or written off entirely under certain circumstances. For instance, if losses have eroded the issuer’s capital level below a specified threshold, the liquidation value of the security may be reduced in whole or in part. The write-down of the security’s par value may occur automatically and would not entitle holders to institute bankruptcy proceedings against the issuer. In addition, an automatic write-down could result in a reduced income rate if the dividend or interest payment associated with the security is based on the security’s par value. Such securities may, but are not required to, provide for circumstances under which the liquidation value of the security may be adjusted back up to par, such as an improvement in capitalization or earnings. Another type of contingent convertible security provides for mandatory conversion of the security into common shares of the issuer under certain circumstances. The mandatory conversion might relate, for example, to the issuer’s failure to maintain a capital minimum. Since the common stock of the issuer may not pay a dividend, investors in such instruments could experience reduced yields (or no yields at all) and conversion would deepen the subordination of the investor, effectively worsening the investor’s standing in the case of the issuer’s insolvency. An automatic write-down or conversion event with respect to a contingent convertible security will typically be triggered by a reduction in the issuer’s capital level, but may also be triggered by regulatory actions, such as a change in regulatory capital requirements, or by other factors.
INVESTING IN SMALLER CAPITALIZATION STOCKS. Certain Funds may invest in the stocks of smaller capitalization companies. Investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Also, their securities may be less liquid or illiquid (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. The Funds determine relative market capitalizations using U.S. standards. Accordingly, the Funds’ investments in certain countries outside the United States may have larger market capitalizations relative to other companies within those countries.
INVESTING IN PRIVATE COMPANIES. Certain Funds may invest in companies that have not publicly offered their securities. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the Fund from selling their company shares for a period of time following the public offering.
Investments in private companies can offer the Fund significant growth opportunities at attractive prices. However, these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.
LEVERAGE RISK. Certain transactions of the Fund may give rise to leverage. These transactions may include, among others, derivatives, future delivery contracts and when-issued, delayed delivery or forward commitment transactions. Leverage can magnify increases and decreases in the value of the Fund’s portfolio and cause the Fund to be more volatile than if the Fund had not been leveraged. As a result, the Fund may be exposed to a heightened risk of loss and increased costs. Leverage may also cause the Fund to sell or liquidate portfolio positions when it may not be advantageous to do so in order to satisfy its obligations or to meet the Fund’s applicable regulatory requirements regarding the usage of leverage.
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INVESTING OUTSIDE THE UNITED STATES. Certain Funds may invest in securities of issuers domiciled outside the United States and which may be denominated in currencies other than the U.S. dollar. Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic, or market developments (including social instability, regional conflicts, terrorism, and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls, sanctions, or punitive taxes that could adversely impact the value of these securities. To the extent the Fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting, and recordkeeping standards and practices, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the Fund, which could impact the liquidity of the Fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
Additional costs could be incurred in connection with the Fund’s investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the Fund will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.
INVESTING IN EMERGING MARKETS. Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic, and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete, or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The Fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the Fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the Fund’s NAV. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents, and depositories that are less established than those in developed countries.
In countries where direct foreign investment is limited or prohibited, the Fund may invest in operating companies based in such countries through an offshore intermediary entity that, based on contractual agreements, seeks to replicate the rights and obligations of direct equity ownership in such operating company. Because the contractual arrangements do not in fact bestow the Fund with actual equity ownership in the operating company, these investment structures may limit the Fund’s rights as an investor and create significant additional risks. For example, local government authorities may determine that such structures do not comply with applicable laws and regulations, including those relating to restrictions on foreign ownership. In such event, the intermediary entity and/or the operating company may be subject to penalties, revocation of business and operating licenses or forfeiture of foreign ownership interests, and the Fund’s economic interests in the underlying operating company and its rights as an investor may not be recognized, resulting in a loss to the Fund and its shareholders. In addition, exerting control through contractual arrangements may be less effective than direct equity ownership, and a company may incur substantial costs to enforce the terms of such
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arrangements, including those relating to the distribution of the Funds among the entities. These special investment structures may also be disregarded for tax purposes by local tax authorities, resulting in increased tax liabilities, and the Fund’s control over - and distributions due from - such structures may be jeopardized if the individuals who hold the equity interest in such structures breach the terms of the agreements. While these structures may be widely used to circumvent limits on foreign ownership in certain jurisdictions, there is no assurance that they will be upheld by local regulatory authorities or that disputes regarding the same will be resolved consistently.
Although there is no universally accepted definition, Capital Research generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.” For example, Capital Research currently expects that most countries not designated as developed markets by MSCI will be treated as emerging markets for equity securities, and that most countries designated as emerging markets by J.P. Morgan or, if not available, Bloomberg will be treated as emerging markets for debt securities.
Certain risk factors related to emerging markets are discussed below:
CURRENCY FLUCTUATIONS. Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the Funds’ emerging markets securities holdings would generally depreciate and vice versa. Further, the Fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation, governmental restrictions that limit or otherwise delay the Fund’s ability to convert or repatriate currencies, and currency devaluations.
GOVERNMENT REGULATION. Certain emerging markets lack uniform accounting, auditing, and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and may not honor legal rights or protections enjoyed by investors in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some emerging markets. While the Fund will only invest in markets where these restrictions are considered acceptable by Capital Research, a country could impose new or additional repatriation restrictions after the Fund’s investment. If this happened, the Fund’s response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the Fund’s liquidity needs and other factors. Further, some attractive equity securities may not be available to the Fund if foreign shareholders already hold the maximum amount legally permissible.
While government involvement in the private sector varies in degree among emerging markets, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls, or imposition of trade barriers and other protectionist measures. With respect to any emerging market, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation, or creation of government monopolies to the possible detriment of the Fund’s investments.
FLUCTUATIONS IN INFLATION RATES. Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.
LESS DEVELOPED SECURITIES MARKETS. Emerging markets may be less well-developed and regulated than other markets. These markets have lower trading volumes than the securities markets of more developed countries and may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.
SETTLEMENT RISKS. Settlement systems in emerging markets are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may
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require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through which the transaction is effected might cause the Fund to suffer a loss. The Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the Fund will be successful in eliminating this risk, particularly as counterparties operating in emerging markets frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the Fund.
LIMITED MARKET INFORMATION. The Fund may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing, and financial reporting standards. For example, due to jurisdictional limitations, the PCAOB, which regulates auditors of U.S. reporting companies, may be unable to inspect the audit work and practices of PCAOB-registered auditing firms in certain emerging markets. As a result, there is greater risk that financial records and information relating to an issuer’s operations in emerging markets will be incomplete or misleading, which may negatively impact the Fund’s investments in such company. When faced with limited market information, Capital Research will seek alternative sources of information, and to the extent Capital Research is not satisfied with the sufficiency or accuracy of the information obtained with respect to a particular market or security, the Fund will not invest in such market or security.
TAXATION. Taxation of dividends, interest, and capital gains received by the Fund varies among emerging markets and, in some cases, is comparatively high. In addition, emerging markets typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the Fund could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.
FRAUDULENT SECURITIES. Securities purchased by the Fund may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the Fund.
REMEDIES. Emerging markets may offer less protection to investors than U.S. markets and, in the event of investor harm, there may be substantially less recourse available to the Fund and its shareholders. In addition, as a matter of law or practicality, the Fund and its shareholders - as well as U.S. regulators - may encounter substantial difficulties in obtaining and enforcing judgments and other actions against non-U.S. individuals and companies.
INVESTING THROUGH STOCK CONNECT. The Fund may invest in China A-shares of certain Chinese companies listed and traded on the SSE and on the SZSE (together, the “Exchanges”) through the Shanghai-Hong Kong Stock Connect Program and the Shenzhen-Hong Kong Stock Connect Program, respectively (together, “Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Exchange of Hong Kong, the Exchanges, and the CSDCC. Stock Connect facilitates foreign investment in the PRC via brokers in Hong Kong. Persons investing through Stock Connect are subject to PRC regulations and Exchange listing rules, among others. These could include limitations on or suspension of trading. These regulations are relatively new and subject to changes which could adversely impact the Fund’s rights with respect to the securities. For example, a stock may be recalled from the scope of securities traded on the SSE or SZSE eligible for trading via Stock Connect for various reasons, and in such event the stock can be sold but is restricted from being bought. In such event, Capital Research’s ability to implement the Fund’s investment strategies may be adversely affected. As Stock Connect is still relatively new, investments made through Stock Connect are subject to relatively new trading, clearance, and settlement procedures and there are no assurances that the necessary systems to run the program will function properly. In addition, Stock Connect is subject to aggregate and daily quota limitations on purchases and permitted price fluctuations. As a result, the Fund may experience delays in transacting via Stock Connect and there can be no assurance that a liquid market on the Exchanges will exist. Since Stock Connect only operates on days when both the Chinese and Hong Kong markets are open for trading, and banking services are available in both markets on the corresponding settlement days, the Fund’s ownership interest in securities traded through Stock Connect may not be reflected directly and the Fund may be subject to the risk of price fluctuations in China A-shares when Stock Connect is not open to trading. Changes in Chinese tax rules may also adversely affect the Fund’s performance. The Fund’s shares are held in an omnibus account and registered in nominee name. Please also see the sections on risks relating to investing outside the United States and investing in emerging markets.
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INVESTING THROUGH BOND CONNECT. The Fund may invest in onshore China bonds via Bond Connect, the opening up of China’s Interbank Bond Market (CIBM) to global investors through the China-Hong Kong mutual access program. The program allows foreign and mainland China investors the ability to trade in each other’s bond market through a connection between the mainland and Hong Kong based financial infrastructure institutions. Bond Connect aims to enhance the efficiency and flexibility of investing in the CIBM. This is accomplished by easing the access requirements to enter the market, the use of the Hong Kong trading infrastructure to connect to China Foreign Exchange Trading System (CFETS). Market volatility and potential lack of liquidity due to low trading volume of certain debt securities in CIBM may result in prices of certain debt securities traded on such market fluctuating significantly. The bid and offer spreads of the prices of such securities may be large, and the Fund may therefore incur significant trading, settlement and realization costs and may face counterparty default, liquidity, and volatility risks, resulting in significant losses for the Funds and their investors. Bond Connect is a novel concept and, as such, the current regulations are untested and there is no certainty as to how they will be applied. In addition, the current regulations are subject to change which may have potential retrospective effects and there can be no assurance that Bond Connect will not be abolished. New regulations may be issued from time to time by the regulators in the PRC and Hong Kong in connection with operations, legal enforcement and cross-border trades under Bond Connect. The Fund may be adversely affected as a result of such changes.
SYNTHETIC LOCAL ACCESS INSTRUMENTS. Participation notes, market access warrants and other similar structured investment vehicles (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance of a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transaction costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.
Investments in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.
CURRENCY TRANSACTIONS. Certain Funds may enter into currency transactions on a spot (i.e., cash) basis at the prevailing rate in the currency exchange market to provide for the purchase or sale of a currency needed to purchase a security denominated in such currency. In addition, certain Funds may enter into forward currency contracts and may purchase and sell options on currencies to protect against changes in currency exchange rates, to increase exposure to a particular foreign currency, to shift exposure to currency fluctuations from one currency to another or to seek to increase returns. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Some forward currency contracts, called non-deliverable forwards or NDFs, do not call for physical delivery of the currency and are instead settled through cash payments. Forward currency contracts are typically privately negotiated and traded in the interbank market between large commercial banks (or other currency traders) and their customers. Although forward contracts entered into by the Fund will typically involve the purchase or sale of a currency against the U.S. dollar, the Fund also may purchase or sell a non-U.S. currency against another non-U.S. currency.
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The Fund may also purchase or write put and call options on foreign currencies on exchanges or in the OTC market. A put option on a foreign currency gives the purchaser of the option the right to sell a foreign currency at the exercise price until the option expires. A call option on a foreign currency gives the purchaser of the option the right to purchase the currency at the exercise price until the option expires. Currency options, to the extent not exercised, will expire and the Fund, as the purchaser, would experience a loss to the extent of the premium paid for the option. Instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency, which, if exchange rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, writing a currency option will provide a hedge only up to the amount of the premium, and only if exchange rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss that may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefit that might otherwise have been obtained from favorable movements in exchange rates. OTC options are bilateral contracts that are individually negotiated and they are generally less liquid than exchange-traded options. Although this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve credit risk to the counterparty, whereas for exchange-traded options, credit risk is mutualized through the involvement of the applicable clearing house. Currency options traded on exchanges may be subject to position limits, which may limit the ability of the Fund to reduce currency risk using such options. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, substantial price and rate movements may take place in the currency markets that cannot be reflected in the U.S. options markets. See also “Options” for a general description of investment techniques and risks relating to options.
Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates, as well as foreign currency transactions, can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Such intervention or other events could prevent the Fund from entering into foreign currency transactions, force the Fund to exit such transactions at an unfavorable time or price or result in penalties to the Fund, any of which may result in losses to the Fund.
Generally, a Fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the Fund’s commitment increases because of changes in exchange rates, the Fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The Fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.
The realization of gains or losses on foreign currency transactions will usually be a function of Capital Research’s ability to accurately estimate currency market movements. Entering into forward currency transactions may change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as expected by Capital Research. For example, if Capital Research increases a Fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the Fund may incur a loss. In addition, while entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. See also the “Derivatives” section under “Description of certain securities, investment techniques and risks” for a general description of investment techniques and risks relating to derivatives, including certain currency forwards and currency options.
Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause a Fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. Forward currency contracts are considered derivatives. Accordingly, under the SEC’s rule applicable to the Fund’s use of derivatives, a Fund’s obligations with respect to these instruments will depend on the Fund’s aggregate usage of and exposure to derivatives, and the Fund’s usage of forward currency contracts is subject to written policies and procedures reasonably designed to manage the Fund’s derivatives risk.
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Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the Fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the Fund.
INDIRECT EXPOSURE TO CRYPTOCURRENCIES. Cryptocurrencies are digital assets which may act as a store of wealth, a medium of exchange or an investment asset. There are thousands of cryptocurrencies, such as bitcoin. Although the Fund has no current intention of directly investing in cryptocurrencies, some issuers accept cryptocurrency for payment of services, use cryptocurrencies as reserve assets and/or invest in cryptocurrencies, and certain Funds may have exposure to cryptocurrencies through investments in securities of such issuers. Certain Funds may also invest in securities of issuers which provide cryptocurrency-related services.
Cryptocurrencies are subject to fluctuations in value. Cryptocurrencies are not backed by any government, corporation or other identified body. Rather, the value of a cryptocurrency is determined by other factors, such as the perceived future prospects or the supply and demand for such cryptocurrency in the global market for the trading of cryptocurrency. Cryptocurrencies may trade on platforms which are largely unregulated and may be more exposed to operational or technical issues as well as fraud or manipulation in comparison to established, regulated exchanges for securities, derivatives and traditional currencies. The values of cryptocurrencies have been, and may in the future continue to be, highly volatile and subject to sudden and significant increases and declines. The value of a cryptocurrency may decline precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a loss of confidence in its network, or a change in user preference to other cryptocurrencies. The value of securities of issuers with significant holdings of cryptocurrencies may be subject to, among other things, fluctuations in the value of such cryptocurrencies, and such issuers may experience custody issues and/or lose their cryptocurrency holdings through theft, hacking, or technical glitches in the applicable blockchain. Certain Funds may experience losses as a result of the decline in value of its securities of issuers that own cryptocurrencies or which provide cryptocurrency-related services. If an issuer that owns cryptocurrencies intends to pay a dividend using such holdings or to otherwise make a distribution of such holdings to its stockholders, such dividends or distributions may face regulatory, operational and technical issues.
Factors affecting the further development, use, and exchange of cryptocurrency include, but are not limited to: continued worldwide growth of, or possible cessation of or reversal in, the adoption and use of cryptocurrencies and other digital assets; the developing regulatory environment relating to cryptocurrencies, including the characterization of cryptocurrencies as currencies, commodities, or securities, the tax treatment of cryptocurrencies, and government and quasi-government regulation or restrictions on, or regulation of access to and operation of, cryptocurrency networks and the exchanges on which cryptocurrencies trade, including anti-money laundering regulations and requirements; perceptions regarding the environmental impact of a cryptocurrency; changes in consumer demographics and public preferences; general economic conditions; maintenance and development of open-source software protocols; the availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; and general risks tied to the use of information technologies, including cyber risks. A hack or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage and/or value of, other cryptocurrencies.
FORWARD COMMITMENT, WHEN ISSUED, AND DELAYED DELIVERY TRANSACTIONS. Certain Funds may enter into commitments to purchase or sell securities at a future date. When a Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement, and when a Fund agrees to sell such securities, it assumes the risk of any increase in value of the security. If the other party to such a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity, or could experience a loss.
Certain Funds may roll such transactions in lieu of taking physical delivery of the contract’s underlying assets on the settlement date. When rolling the purchase of these types of transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price. When rolling the sale of these types of transactions, a Fund purchases mortgage-backed securities for delivery in the current month and simultaneously contracts to sell substantially similar (same type, coupon, and maturity) securities on a specified future date, at a pre-determined price.
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When rolling these types of transactions, during the period between the initial sale (or purchase) and subsequent repurchase (or sale) (the “roll period”), a Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund is compensated by the price differential between the original and new contracts (often referred to as the “drop”), if any, as well as by the interest earned on the cash proceeds of any sales. The Fund also takes the risk that market prices or characteristics of the underlying mortgage-backed securities may move unfavorably between the original and new contracts. The Fund could suffer a loss if the contracting party fails to perform the future transaction and a Fund is therefore unable to buy or sell back the mortgage-backed securities it initially either sold or purchased, respectively. These transactions are accounted for as purchase and sale transactions, which contribute to a Fund’s portfolio turnover rate.
With TBA transactions, the particular securities (i.e., specified mortgage pools) to be delivered or received are not identified at the trade date, but are “to be announced” at a later settlement date. However, securities to be delivered must meet specified criteria, including face value, coupon rate and maturity, and be within industry-accepted “good delivery” standards.
The Fund will not use these transactions for the purpose of leveraging. Although these transactions will not be entered into for leveraging purposes, a Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of a Fund’s portfolio securities decline while a Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. After a transaction is entered into, a Fund may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, a Fund may sell such securities.
When a Fund enters into a TBA commitment for the sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date (which may be referred to as having a short position in such TBA securities), a Fund may or may not hold the types of mortgage-backed securities required to be delivered. To the extent a Fund has sold such a security on a when-issued, delayed delivery, or forward commitment basis, a Fund would not participate in future gains or losses with respect to the security if a Fund holds such security. If the other party to a transaction fails to pay for the securities, a Fund could suffer a loss. Additionally, when selling a security on a when-issued, delayed delivery or forward commitment basis without owning the security, a Fund will incur a loss if the security’s price appreciates in value such that the security’s price is above the agreed-upon price on the settlement date.
Under the SEC’s rule applicable to the Fund’s use of derivatives, when issued, forward-settling and nonstandard settlement cycle securities, as well as TBAs and roll transactions, will be treated as derivatives unless the Fund intends to physically settle these transactions and the transactions will settle within 35 days of their respective trade dates.
OBLIGATIONS BACKED BY THE “FULL FAITH AND CREDIT” OF THE U.S. GOVERNMENT—U.S. Government obligations include the following types of securities:
U.S. TREASURY SECURITIES. U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of high credit quality.
FEDERAL AGENCY SECURITIES. The securities of certain U.S. Government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Such agencies and entities include, but are not limited to, the Federal Financing Bank (“FFB”), Ginnie Mae, the U.S. Department of Veterans Affairs (“VA”), the Federal Housing Administration (“FHA”), the Export-Import Bank of the United States (“Exim Bank”), the U.S. International Development Finance Corporation (“DFC”), the Commodity Credit Corporation (“CCC”), and the U.S. Small Business Administration (“SBA”).
Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, among other things, but, if held to maturity, are expected to be paid in full (either at maturity or thereafter). However, from time to time, a high national debt level, and uncertainty regarding negotiations to increase the U.S. Government’s debt ceiling and periodic legislation to fund the government, could increase the risk that the U.S. Government may default on its obligations and/or lead to a downgrade of the credit rating of the U.S. Government. Such an event could adversely affect the value of investments in securities backed by the full faith and credit of the U.S. Government, cause the Fund to suffer losses and lead to significant disruptions in U.S. and global markets. Regulatory or market changes or conditions could increase demand for U.S. Government securities and affect the availability of such instruments for investment and the Fund’s ability to pursue its investment strategies.
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OTHER FEDERAL AGENCY OBLIGATIONS. Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. Government. These obligations include securities issued by certain U.S. Government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a congressional charter; some are backed by collateral consisting of “full faith and credit” obligations, as described above; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: the Federal Home Loan Banks, Freddie Mac, Fannie Mae, the Tennessee Valley Authority, and the Federal Farm Credit Bank System.
In 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (“FHFA”). Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms. As conservator, the FHFA has the authority to repudiate any contract either firm has entered into prior to the FHFA’s appointment as conservator (or receiver should either firm go into default) if the FHFA, in its sole discretion determines that performance of the contract is burdensome and repudiation would promote the orderly administration of Fannie Mae’s or Freddie Mac’s affairs. While the FHFA has indicated that it does not intend to repudiate the guaranty obligations of either entity, doing so could adversely affect holders of their mortgage-backed securities. For example, if a contract were repudiated, the liability for any direct compensatory damages would accrue to the entity’s conservatorship estate and could only be satisfied to the extent the estate had available assets. As a result, if interest payments on Fannie Mae or Freddie Mac mortgage-backed securities held by the Fund were reduced because underlying borrowers failed to make payments or such payments were not advanced by a loan servicer, the Fund’s only recourse might be against the conservatorship estate, which might not have sufficient assets to offset any shortfalls.
The FHFA, in its capacity as conservator, has the power to transfer or sell any asset or liability of Fannie Mae or Freddie Mac. The FHFA has indicated it has no current intention to do this; however, should it do so a holder of a Fannie Mae or Freddie Mac mortgage-backed security would have to rely on another party for satisfaction of the guaranty obligations and would be exposed to the credit risk of that party.
Certain rights provided to holders of mortgage-backed securities issued by Fannie Mae or Freddie Mac under their operative documents may not be enforceable against the FHFA, or enforcement may be delayed during the course of the conservatorship or any future receivership. For example, the operative documents may provide that upon the occurrence of an event of default by Fannie Mae or Freddie Mac, holders of a requisite percentage of the mortgage-backed security may replace the entity as trustee. However, under the Federal Housing Finance Regulatory Reform Act of 2008, holders may not enforce this right if the event of default arises solely because a conservator or receiver has been appointed.
PASS-THROUGH SECURITIES. Certain Funds may invest in various debt obligations backed by pools of mortgages, corporate loans or other assets including, but not limited to, residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. The risks of an investment in these obligations depend in part on the type of the collateral securing the obligations and the class of the instrument in which the Fund invests. These securities include:
MORTGAGE-BACKED SECURITIES. These securities may be issued by U.S. Government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae, and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. Government agencies may be guaranteed by the full faith and credit of the U.S. Government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates.
Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. Government agencies. However, these securities and the underlying mortgages are not guaranteed by any government agencies and the underlying mortgages are not subject to the same underwriting requirements. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments. In addition, delinquencies, losses, or defaults by borrowers can adversely affect the prices and volatility of these securities. Such delinquencies and losses can be exacerbated by declining or
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flattening housing and property values. This, along with other outside pressures, such as bankruptcies and financial difficulties experienced by mortgage loan originators, decreased investor demand for mortgage loans and mortgage-related securities, and increased investor demand for yield, can adversely affect the value and liquidity of mortgage-backed securities.
ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the Fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the Fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the Fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.
COLLATERALIZED MORTGAGE OBLIGATIONS. CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. Government agencies are backed by agency mortgages, while privately issued CMOs may be backed by either government agency mortgages or private mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.
COMMERCIAL MORTGAGE-BACKED SECURITIES. These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals, and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities and may be more difficult to value.
ASSET-BACKED SECURITIES. These securities are backed by other assets such as credit card, automobile, or consumer loan receivables, retail installment loans, or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities. These securities may be less liquid and more difficult to value than other securities.
COLLATERIALIZED BOND OBLIGATIONS (CBOs) AND COLLATERIALIZED LOAN OBLIGATIONS (CLOs). A CBO is a trust typically backed by a diversified pool of fixed income securities, which may include high risk, lower rated securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including lower rated loans. CBOs and CLOs may charge management fees and administrative expenses.
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For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest and highest yielding portion is the “equity” tranche which bears the bulk of any default by the bonds or loans in the trust and is constructed to protect the other, more senior tranches from default. Since they are partially protected from defaults, the more senior tranches typically have higher ratings and lower yields than the underlying securities in the trust and can be rated investment grade. Despite the protection from the equity tranche, the more senior tranches can still experience substantial losses due to actual defaults of the underlying assets, increased sensitivity to defaults due to impairment of the collateral or the more junior tranches, market anticipation of defaults, as well as potential general aversions to CBO or CLO securities as a class. Normally, these securities are privately offered and sold, and thus, are not registered under the securities laws. CBOs and CLOs may be less liquid, may exhibit greater price volatility and may be more difficult to value than other securities.
“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.
WARRANTS AND RIGHTS. Warrants and rights may be acquired by certain Funds in connection with other securities or separately. Warrants generally entitle, but do not obligate, their holder to purchase other equity or fixed income securities at a specified price at a later date. Rights are similar to warrants but typically have a shorter duration and are issued by a company to existing holders of its stock to provide those holders the right to purchase additional shares of stock at a later date. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuing company. Additionally, a warrant or right ceases to have value if it is not exercised prior to its expiration date. As a result, warrants and rights may be considered more speculative than certain other types of investments. Changes in the value of a warrant or right do not necessarily correspond to changes in the value of its underlying security. The price of a warrant or right may be more volatile than the price of its underlying security, and they therefore present greater potential for capital appreciation and capital loss. The effective price paid for warrants or rights added to the subscription price of the related security may exceed the value of the subscribed security’s market price, such as when there is no movement in the price of the underlying security. The market for warrants or rights may be very limited and it may be difficult to sell them promptly at an acceptable price.
DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Certain Funds may invest in ADRs, EDRs, GDRs, and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets outside the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.
INFLATION LINKED BONDS. Certain Funds may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.
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The principal amount of an inflation linked bond is adjusted in response to changes in the level of an inflation index, such as the CPI-U. If the index measuring inflation falls, the principal value or coupon of these securities will be adjusted downward. Consequently, the interest payable on these securities will be reduced. Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal. In the case of U.S. Treasury Inflation Protected Securities (“TIPS”), currently the only inflation linked security that is issued by the U.S. Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPI-U, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate. However, the U.S. Government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.
Other non-U.S. sovereign governments also issue inflation linked securities that are tied to their own local consumer price indexes and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation linked securities tied to CPI-U or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation linked securities are currently the largest part of the inflation linked market, the Fund may invest in corporate inflation linked securities.
The value of inflation linked securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation linked securities. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation linked securities. There can be no assurance, however, that the value of inflation linked securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.
The interest rate for inflation linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.
The market for inflation linked securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation linked securities currently available for the Fund to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.
MUNICIPAL BONDS. Municipal bonds are debt obligations that are exempt from federal, state and/or local income taxes. Opinions relating to the validity of municipal bonds, exclusion of municipal bond interest from an investor’s gross income for federal income tax purposes and, where applicable, state and local income tax, are rendered by bond counsel to the issuing authorities at the time of issuance.
The two principal classifications of municipal bonds are general obligation bonds and limited obligation or revenue bonds. General obligation bonds are secured by the issuer’s pledge of its full faith and credit including, if available, its taxing power for the payment of principal and interest. Issuers of general obligation bonds include states, counties, cities, towns and various regional or special districts. The proceeds of these obligations are used to fund a wide range of public facilities, such as the construction or improvement of schools, highways and roads, water and sewer systems, and facilities for a variety of other public purposes. Lease revenue bonds or certificates of participation in leases are payable from annual lease rental payments from a state or locality. Annual rental payments are payable to the extent such rental payments are appropriated annually.
Typically, the only security for a limited obligation or revenue bond is the net revenue derived from a particular facility or class of facilities financed thereby or, in some cases, from the proceeds of a special tax or other special revenues. Revenue bonds have been issued to fund a wide variety of revenue-producing public capital projects including: electric, gas, water and sewer systems; highways, bridges and tunnels; port and airport facilities; colleges and universities; hospitals; and convention, recreational, tribal gaming, and housing facilities. Although the security behind
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these bonds varies widely, many provide additional security in the form of a debt service reserve fund which may also be used to make principal and interest payments on the issuer’s obligations. In addition, some revenue obligations (as well as general obligations) are insured by a bond insurance company or backed by a letter of credit issued by a banking institution.
Revenue bonds also include, for example, pollution control, health care and housing bonds, which, although nominally issued by municipal authorities, are generally not secured by the taxing power of the municipality but by the revenues of the authority derived from payments by the private entity which owns or operates the facility financed with the proceeds of the bonds. Obligations of housing finance authorities have a wide range of security features, including reserve funds and insured or subsidized mortgages, as well as the net revenues from housing or other public projects. Many of these bonds do not generally constitute the pledge of the credit of the issuer of such bonds. The credit quality of such revenue bonds is usually directly related to the credit standing of the user of the facility being financed or of an institution which provides a guarantee, letter of credit or other credit enhancement for the bond issue.
INSURED MUNICIPAL BONDS. The Fund may invest in municipal bonds that are insured generally as to the timely payment of interest and repayment of principal. The insurance for such bonds may be purchased by the bond issuer, the Fund or any other party, and is usually purchased from private, non-governmental insurance companies. Insurance that covers a municipal bond is expected to protect the Fund against losses caused by a bond issuer’s failure to make interest or principal payments. However, insurance does not guarantee the market value of the bond or the prices of the Fund’s shares. Also, the investment adviser cannot be certain that the insurance company will make payments it guarantees. The market value of the bond could drop if a bond’s insurer fails to fulfill its obligations. Market conditions or changes to ratings criteria could adversely impact the ratings of municipal bond insurers. When rating agencies lower or withdraw the credit rating of the insurer, the insurance may be providing little or no enhancement of credit or resale value to the municipal bond.
REAL ESTATE INVESTMENT TRUSTS. REITs, which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development, and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws, and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.
VARIABLE AND FLOATING RATE OBLIGATIONS. The interest rates payable on certain securities and other instruments in which certain of the Funds may invest may not be fixed but may fluctuate based upon changes in market interest rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market interest rates or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate. When the Fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the Fund’s shares.
CASH AND CASH EQUIVALENTS. The Fund may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) shares of money market or similar funds managed by Capital Research or its affiliates; (b) shares of other money market funds; (c) commercial paper; (d) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)), or bank notes; (e) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (f) securities of the U.S. Government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (g) higher quality corporate bonds and notes that mature, or that may be redeemed, in one year or less.
COMMERCIAL PAPER. The Fund may purchase commercial paper. Commercial paper refers to short-term promissory notes issued by a corporation to finance its current operations. Such securities normally have maturities of thirteen months or less and, though commercial paper is often unsecured, commercial paper may be supported by letters of credit, surety bonds or other forms of collateral. Maturing commercial paper issuances are usually repaid by the issuer from the proceeds of new commercial paper issuances. As a result, investment in commercial paper is subject to rollover risk, or the risk that the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper. Like all fixed income securities, commercial paper prices are
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susceptible to fluctuations in interest rates. If interest rates rise commercial paper prices will decline and vice versa. However, the short-term nature of a commercial paper investment makes it less susceptible to volatility than many other fixed income securities because interest rate risk typically increases as maturity lengths increase. Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities. As with all fixed income securities, there is a chance that the issuer will default on its commercial paper obligations and commercial paper may become illiquid or suffer from reduced liquidity in these or other situations.
Commercial paper in which the Fund may invest includes commercial paper issued in reliance on the exemption from registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Section 4(a)(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of Section 4(a)(2) commercial paper is limited to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Technically, such a restriction on resale renders Section 4(a)(2) commercial paper a restricted security under the 1933 Act. In practice, however, Section 4(a)(2) commercial paper typically can be resold as easily as any other unrestricted security held by the Fund. Accordingly, Section 4(a)(2) commercial paper has been generally determined to be liquid under procedures adopted by the Fund’s board of trustees.
RESTRICTED OR ILLIQUID SECURITIES. Certain Funds may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Restricted securities held by the Fund are often eligible for resale under Rule 144A, an exemption under the 1933 Act allowing for resales to “Qualified Institutional Buyers.” Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the Fund or cause it to incur additional administrative costs.
Some Fund holdings (including some restricted securities) may be deemed illiquid if the Fund expects that a reasonable portion of the holding cannot be sold in seven calendar days or less without the sale significantly changing the market value of the investment. The determination of whether a holding is considered illiquid is made by the Series’ adviser under a liquidity risk management program adopted by the Series’ board and administered by the Series’ adviser. The Fund may incur significant additional costs in disposing of illiquid securities.
LOAN ASSIGNMENTS AND PARTICIPATIONS. Certain Funds may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes.
Some loans may be secured in whole or in part by assets or other collateral. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default.
Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid).
Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’ claims). There is a risk that the entity will not emerge from Chapter 11 and will be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the Fund’s only recourse will be against the collateral securing the DIP financing.
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Capital Research generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general. Capital Research generally chooses not to receive this information. As a result, Capital Research may be at a disadvantage compared to other investors that may receive such information. Capital Research’s decision not to receive material, non-public information may impact Capital Research’s ability to assess a borrower’s requests for amendments or waivers of provisions in the loan agreement. However, Capital Research may on a case-by-case basis decide to receive such information when it deems prudent. In these situations Capital Research may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.
The Fund normally acquires loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the Fund purchases assignments it acquires direct contractual rights against the borrower on the loan. The Fund acquires the right to receive principal and interest payments directly from the borrower and to enforce their rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by the Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the Fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.
Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates, to suppliers of goods or services, or to other parties. The Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation and the Fund will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the Fund will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.
Loan assignments and participations are generally subject to legal or contractual restrictions on resale and are not currently listed on any securities exchange or automatic quotation system. Risks may arise due to delayed settlements of loan assignments and participations. Capital Research expects that most loan assignments and participations purchased for the Fund will trade on a secondary market. However, although secondary markets for investments in loans are growing among institutional investors, a limited number of investors may be interested in a specific loan. It is possible that loan participations, in particular, could be sold only to a limited number of institutional investors. If there is no active secondary market for a particular loan, it may be difficult for Capital Research to sell the Fund’s interest in such loan at a price that is acceptable to it and to obtain pricing information on such loan.
Investments in loan participations and assignments present the possibility that the Fund could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund anticipates that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by securities laws.
UNFUNDED COMMITMENT AGREEMENTS. The Fund may enter into unfunded commitment agreements to make certain investments, including unsettled bank loan purchase transactions. Under the SEC’s rule applicable to the Fund’s use of derivatives, unfunded commitment agreements are not derivatives transactions. The Fund will only enter into such unfunded commitment agreements if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all of its unfunded commitment agreements as they come due.
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INVERSE FLOATING RATE NOTES. Certain Funds may invest in inverse floating rate notes (a type of derivative instrument). These notes have rates that move in the opposite direction of prevailing interest rates. A change in prevailing interest rates will often result in a greater change in these instruments’ interest rates. As a result, these instruments may have a greater degree of volatility than other types of interest-bearing securities.
REPURCHASE AGREEMENTS. Certain Funds may enter into repurchase agreements, or “repos”, under which the Fund buys a security and obtains a simultaneous commitment from the seller to repurchase the security at a specified time and price. Because the security purchased constitutes collateral for the repurchase obligation, a repo may be considered a loan by the Fund that is collateralized by the security purchased. Repos permit the Fund to maintain liquidity and earn income over periods of time as short as overnight.
The seller must maintain with a custodian collateral equal to at least the repurchase price, including accrued interest. In tri-party repos, and centrally cleared or “sponsored” repos, a third-party custodian, either a clearing bank, in the case of tri-party repos or a central clearing counterparty in the case of centrally cleared repos, facilitates repo clearing and settlement, including by providing collateral management services. In bilateral repos, the parties themselves are responsible for settling transactions.
The Fund will only enter into repos involving securities of the type (excluding any maturity limitations) in which they could otherwise invest. If the seller under the repo defaults, the Fund may incur a loss if the value of the collateral securing the repo has declined and may incur disposition costs and delays in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the Fund may be delayed or limited.
MATURITY. There are no restrictions on the maturity compositions of the portfolios of certain Funds. Certain Funds invest in debt securities with a wide range of maturities. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.
ADJUSTMENT OF MATURITIES. The investment adviser seeks to anticipate movements in interest rates and may adjust the maturity distribution of the portfolio accordingly, keeping in mind the Fund’s objective(s).
DERIVATIVES. In pursuing its investment objective(s), the Fund may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts and currency options, as described under “Currency transactions,” the Fund may take positions in futures contracts and options on futures contracts and swaps, each of which is a derivative instrument described in greater detail below.
Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the OTC market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives—regardless of the manner in which they trade or their relative complexities—entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.
As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the Fund as a result of the failure of the Fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of—and, in effect, the return on—the instrument may be dependent on both the individual credit of the Fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the Fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the Fund’s investment in a derivative instrument may result in losses. Further, if a Fund’s counterparty were to default on its obligations, the Fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the Fund’s rights as a creditor and delay or impede the Fund’s ability to receive the
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net amount of payments that it is contractually entitled to receive. Derivative instruments are subject to additional risks, including operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority of a counterparty, and issues with the legality or enforceability of a contract).
The value of some derivative instruments in which the Fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the Fund’s other investments, the ability of the Fund to successfully utilize such derivative instruments may depend in part upon the ability of Capital Research to accurately forecast market and economic factors (such as interest rates). The success of the Fund’s derivative investment strategy will also depend on the investment adviser’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the Fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If the investment adviser incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if the investment adviser incorrectly predicts the impact of developments on a derivative instrument, the Fund could suffer losses.
Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative, including swaps and OTC options) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the Fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the Fund’s derivative positions, the Fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund.
Because certain derivative instruments may obligate the Fund to make one or more potential future payments, which could significantly exceed the value of the Fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the Fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the Fund’s investment in the instrument. When a Fund leverages its portfolio, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes.
The Fund’s compliance with the SEC’s rule applicable to the Fund’s use of derivatives may limit the ability of the Fund to use derivatives as part of its investment strategy. The rule requires that a Fund that uses derivatives in more than a limited manner, which is currently the case for the Fund, adopt a derivatives risk management program, appoint a derivatives risk manager and comply with an outer limit on leverage based on value at risk, or “VaR”. VaR is an estimate of an instrument’s or portfolio’s potential losses over a given time horizon (i.e., 20 trading days) and at a specified confidence level (i.e., 99%). VaR will not provide, and is not intended to provide, an estimate of an instrument’s or portfolio’s maximum potential loss amount. For example, a VaR of 5% with a specified confidence level of 99% would mean that a VaR model estimates that 99% of the time a Fund would not be expected to lose more than 5% of its total assets over the given time period. However, 1% of the time, the Fund would be expected to lose more than 5% of its total assets, and in such a scenario the VaR model does not provide an estimate of the extent of this potential loss. The derivatives rule may not be effective in limiting the Fund’s risk of loss, as measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in the Fund’s derivatives or other investments. A Fund is generally required to satisfy the rule’s outer limit on leverage by limiting the Fund’s VaR to 200% of the VaR of a designated reference portfolio that does not utilize derivatives each business day. If a Fund does not have an appropriate designated reference portfolio in light of the Fund’s investments, investment objectives and strategy, a Fund must satisfy the rule’s outer limit on leverage by limiting the Fund’s VaR to 20% of the value of the Fund’s net assets each business day.
OPTIONS. The Fund may invest in option contracts, including options on futures and options on currencies, as described in more detail under “Futures and Options on Futures” and “Currency Transactions,” respectively. An option contract is a contract that gives the holder of the option, in return for a premium payment, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the reference instrument underlying the option (or the cash value of the instrument underlying the option) at a specified exercise price. The writer of an option on a security has the obligation, upon exercise of the option, to cash settle or deliver the underlying currency or instrument upon payment of the exercise price (in the case of a call) or to cash settle or take delivery of the underlying currency or instrument and pay the exercise price (in the case of a put).
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By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the currency or instrument underlying the option (or to deliver the cash value of the instrument underlying the option) at a specified exercise price, which is also referred to as the strike price. In return for this right, the Fund pays the current market price, or the option premium, for the option. The Fund may terminate its position in a put option by allowing the option to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire amount of the option premium paid. If the option is exercised, the Fund completes the sale of the underlying instrument (or cash settles) at the strike price. The Fund may also terminate a put option position by entering into opposing close-out transactions in advance of the option expiration date.
As a buyer of a put option, the Fund can expect to realize a gain if the price of the underlying currency or instrument falls substantially. However, if the price of the underlying currency or instrument does not fall enough to offset the cost of purchasing the option, the Fund can expect to suffer a loss, albeit a loss limited to the amount of the option premium plus any applicable transaction costs.
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right (but not the obligation) to purchase, rather than sell, the underlying currency or instrument (or cash settle) at the specified strike price. The buyer of a call option typically attempts to participate in potential price increases of the underlying currency or instrument with risk limited to the cost of the option if the price of the underlying currency or instrument falls. At the same time, the call option buyer can expect to suffer a loss if the price of the underlying currency or instrument does not rise sufficiently to offset the cost of the option.
The writer of a put or call option takes the opposite side of the transaction from the option purchaser. In return for receipt of the option premium, the writer assumes the obligation to pay or receive the strike price for the option’s underlying currency or instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by entering into opposing close-out transactions in advance of the option expiration date. If the market for the relevant put option is not liquid, however, the writer must be prepared to pay the strike price while the option is outstanding, regardless of price changes.
If the price of the underlying currency or instrument rises, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If the price of the underlying currency or instrument remains the same over time, it is likely that the writer would also profit because it should be able to close out the option at a lower price. This is because an option’s value decreases with time as the currency or instrument approaches its expiration date. If the price of the underlying currency or instrument falls, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying currency or instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates the writer to, upon exercise of the option, deliver the option’s underlying currency or instrument in return for the strike price or to make a net cash settlement payment, as applicable. The characteristics of writing call options are similar to those of writing put options, except that writing call options is generally a profitable strategy if prices remain the same or fall. The potential gain for the option seller in such a transaction would be capped at the premium received.
Several risks are associated with transactions in options on currencies, securities and other instruments (referred to as the “underlying instruments”). For example, there may be significant differences between the underlying instruments and options markets that could result in an imperfect correlation between these markets, which could cause a given transaction not to achieve its objectives. When a put or call option on a particular underlying instrument is purchased to hedge against price movements in a related underlying instrument, for example, the price to close out the put or call option may move more or less than the price of the related underlying instrument.
Options prices can diverge from the prices of their underlying instruments for a number of reasons. Options prices are affected by such factors as current and anticipated short-term interest rates, changes in the volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices in the same way. Imperfect correlation may also result from differing levels of demand in the options markets and the markets for the underlying instruments, from structural differences in how options and underlying instruments are traded, or from imposition of daily price fluctuation limits or trading halts. The Fund may purchase or sell options contracts with a greater or lesser value than the underlying instruments it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the
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underlying instruments, although this may not be successful. If price changes in the Fund’s options positions are less correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
There is no assurance that a liquid market will exist for any particular options contract at any particular time. Options may have relatively low trading volumes and liquidity if their strike prices are not close to the current prices of the underlying instruments. In addition, exchanges may establish daily price fluctuation limits for exchange-traded options contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible to enter into new positions or to close out existing positions. If the market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions and could potentially require the Fund to hold a position until delivery or expiration regardless of changes in its value.
Combined positions involve purchasing and writing options in combination with each other, or in combination with futures or forward contracts, in order to adjust the risk and return profile of the Fund’s overall position. For example, purchasing a put option and writing a call option on the same underlying instrument could construct a combined position with risk and return characteristics similar to selling a futures contract (but with leverage embedded). Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower strike price to reduce the risk of the written call option in the event of a substantial price increase. Because such combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
FUTURES AND OPTIONS ON FUTURES. The Fund may enter into futures contracts and options on futures contracts to seek to manage the Fund’s interest rate sensitivity by increasing or decreasing the duration of the Fund or a portion of the Fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. An option on a futures contract gives the holder of the option the right to buy or sell a position in a futures contract from or to the writer of the option, at a specified price on or before the specified expiration date. Futures contracts and options on futures contracts are standardized, exchange-traded contracts, and, when such contracts are bought or sold, the Fund will incur brokerage fees and will be required to maintain margin deposits.
Unlike when the Fund purchases or sells a security, such as a stock or bond, no price is paid or received by the Fund upon the purchase or sale of a futures contract. When the Fund enters into a futures contract, the Fund is required to deposit with its futures broker, known as a futures commission merchant (“FCM”), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the Fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily NAV, the Fund will mark-to-market its open futures positions. A Fund is also required to deposit and maintain margin with an FCM with respect to put and call options on futures contracts written by the Fund. Such margin deposits will vary depending on the nature of the underlying futures contract (and related initial margin requirements), the current market value of the option, and other futures positions held by the Fund. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the Fund, the Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the Fund.
When the Fund invests in futures contracts and options on futures contracts and deposits margin with an FCM, the Fund becomes subject to so-called “fellow customer” risk—that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the Fund, will be used to cover a loss caused by a different defaulting customer. Applicable CFTC rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations.
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While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable CFTC rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.
Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the Fund realizes a gain; if it is less, the Fund realizes a loss.
The Fund may purchase and write call and put options on futures. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract, and the writer is assigned the opposite short position. The opposite is true in the case of a put option. A call option is “in the money” if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is “in the money” if the exercise price exceeds the value of the futures contract that is the subject of the option. See also “Options” above for a general description of investment techniques and risks relating to options.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the Fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the Fund had purchased the reference asset directly. When the Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.
There is no assurance that a liquid market will exist for any particular futures or futures options contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the Fund may be prevented from promptly liquidating unfavorable futures positions and the Fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the Fund to substantial losses. Additionally, the Fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the Fund would remain obligated to meet margin requirements until the position is cleared. As a result, the Fund’s access to other assets posted as margin for its futures positions could also be impaired.
Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures and futures options contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the Fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures or futures options contract traded outside the United States may also involve the risk of foreign currency fluctuations.
SWAPS. The Fund may enter into swaps, which are two-party contracts entered into primarily by institutional investors for a specified time period. In a typical swap, two parties agree to exchange the returns earned or realized from one or more underlying assets or rates of return.
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Swaps can be traded on a swap execution facility (“SEF”) and cleared through a central clearinghouse (cleared), traded OTC and cleared, or traded bilaterally and not cleared. For example, standardized interest rate swaps and standardized credit default swap indices are traded on SEFs and cleared. Other forms of swaps, such as total return swaps and certain types of interest rate swaps and credit default swap indices are entered into on a bilateral basis. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, and margin is required to be exchanged under the rules of the clearinghouse, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. To the extent the fund enters into bilaterally negotiated swaps, the Fund will enter into swaps only with counterparties that meet certain credit standards and have agreed to specific collateralization procedures; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap or declares bankruptcy, the Fund may lose any amount it expected to receive from the counterparty. In addition, bilateral swaps are subject to certain regulatory margin requirements that mandate the posting and collection of minimum margin amounts, which may result in the Fund and its counterparties posting higher margin amounts for bilateral swaps than would otherwise be the case.
The term of a swap can be days, months or years and certain swaps may be less liquid than others. If a swap is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Swaps can take different forms. The Fund may enter into the following types of swaps:
INTEREST RATE SWAPS. The Fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the Fund by increasing or decreasing the duration of the Fund or a portion of the Fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is variable based on a designated short-term interest rate such as the SOFR, prime rate or other benchmark, or on an inflation index such as the CPI-U (which is a measure that examines the weighted average of prices of a basket of consumer goods and services and measures changes in the purchasing power of the U.S. dollar and the rate of inflation). In other types of interest rate swaps, known as basis swaps, the parties agree to swap variable interest rates based on different designated short-term interest rates. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the Fund’s current obligation or right under the swap is generally equal to the net amount to be paid or received under the swap based on the relative value of the position held by each party.
In addition to the risks of entering into swaps discussed above, the use of interest rate swaps involves the risk of losses if interest rates change.
TOTAL RETURN SWAPS. The Fund may enter into total return swaps in order to gain exposure to a market or security without owning or taking physical custody of such security or investing directly in such market. A total return swap is an agreement in which one party agrees to make periodic payments to the other party based on the change in market value of the assets underlying the contract during the specified term in exchange for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets. The asset underlying the contract may be a single security, a basket of securities or a securities index. Like other swaps, the use of total return swaps involves certain risks, including potential losses if a counterparty defaults on its payment obligations to the Fund or the underlying assets do not perform as anticipated. There is no guarantee that entering into a total return swap will deliver returns in excess of the interest costs involved and, accordingly, the Fund’s performance may be lower than would have been achieved by investing directly in the underlying assets.
CREDIT DEFAULT SWAP INDICES. In order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks, the Fund may invest in credit default swap indices, including CDX and iTraxx indices (collectively referred to as “CDSIs”). Additionally, in order to assume exposure to the commercial mortgage-backed security sector or to hedge against existing credit and market risks within such sector, the Fund may invest in mortgage-backed security credit default swap indices, including the CMBX index (collectively referred to as “CMBXIs”).
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A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. A CMBXI is a tradeable index referencing a basket of commercial mortgage-backed securities. In a typical CDSI or CMBXI transaction, one party—the protection buyer—is obligated to pay the other party—the protection seller—a stream of periodic payments over the term of the contract. If a credit event, such as a default or restructuring, occurs with respect to any of the underlying reference obligations, the protection seller must pay the protection buyer the loss on those credits. Also, if a restructuring credit event occurs in an iTraxx index, the Fund as protection buyer may receive a single name credit default swap (“CDS”) representing the relevant constituent.
The Fund may enter into a CDSI or CMBXI transaction as either protection buyer or protection seller. If the Fund is a protection buyer, it would pay the counterparty a periodic stream of payments over the term of the contract and would not recover any of those payments if no credit events were to occur with respect to any of the underlying reference obligations. However, if a credit event did occur, the Fund, as a protection buyer, would have the right to deliver the referenced debt obligations or a specified amount of cash, depending on the terms of the applicable agreement, and to receive the par value of such debt obligations from the counterparty protection seller. As a protection seller, the Fund would receive fixed payments throughout the term of the contract if no credit events were to occur with respect to any of the underlying reference obligations. If a credit event were to occur, however, the value of any deliverable obligation received by the Fund, coupled with the periodic payments previously received by the Fund, may be less than the full notional value that the Fund, as a protection seller, pays to the counterparty protection buyer, effectively resulting in a loss of value to the Fund. Furthermore, as a protection seller, the Fund would effectively add leverage to its portfolio because it would have investment exposure to the notional amount of the swap.
The use of CDSI or CMBXI, like all other swaps, is subject to certain risks, including the risk that the Fund’s counterparty will default on its obligations. If such a default were to occur, any contractual remedies that the Fund might have may be subject to applicable bankruptcy laws, which could delay or limit the Fund’s recovery. Thus, if the Fund’s counterparty to a CDSI or CMBXI transaction defaults on its obligation to make payments thereunder, the Fund may lose such payments altogether or collect only a portion thereof, which collection could involve substantial costs or delays.
Additionally, when the Fund invests in a CDSI or CMBXI as a protection seller, the Fund will be indirectly exposed to the creditworthiness of issuers of the underlying reference obligations in the index. If Capital Research does not correctly evaluate the creditworthiness of issuers of the underlying instruments on which the CDSI or CMBXI is based, the investment could result in losses to the Fund.
EQUITY-LINKED NOTES. A Fund may purchase equity-linked notes to enhance the current income of its portfolio. Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities—usually a single stock, a stock index or a basket of stocks—and a related equity derivative, such as a put or call option, in a single note form. For example, an equity-linked note that refers to the stock of an issuer may be the economic equivalent of holding a position in that stock and simultaneously selling a call option on that stock with a strike price greater than the current stock price. The holder of the note would be exposed to decreases in the price of the equity to the same extent as if it held the equity directly. However, if the stock appreciated in value, the noteholder would only benefit from stock price increases up to the strike price (i.e., the point at which the holder of the call option would be expected to exercise its right to buy the underlying stock). Additionally, the terms of an equity-linked note may provide for periodic interest payments to holders at either a fixed or floating rate.
As described in the example above, the return on an equity-linked note is generally tied to the performance of the underlying reference security or securities. In addition to any interest payments made during the term of the note, at maturity, the noteholder usually receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, the maximum principal amount to be repaid on the equity-linked note may be capped. For example, in consideration for greater current income or yield, a noteholder may forego its participation in the capital appreciation of the underlying equity assets above a predetermined price limit. Alternatively, if the linked securities have depreciated in value, or if their price fluctuates outside of a preset range, the noteholder may receive only the principal amount of the note, or may lose the principal invested in the equity-linked note entirely.
The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the Fund is similar to the risk involved in the purchase of the underlying linked securities. However, the value of an equity-linked note is also dependent on the individual credit of the issuer of the note, which, in the case of an unsecured note, will generally be a major financial institution, and, in the case of a collateralized note, will generally be a trust or other special purpose vehicle or finance subsidiary established by a
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major financial institution for the limited purpose of issuing the note. An investment in an equity-linked note bears the risk that the issuer of the note will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or may fail to be repaid, the principal amount of, or income from, its investment. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the Fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note. However, depending on the law of the jurisdictions in which an issuer is organized and in which the note is issued, in the event of default, the Fund may incur substantial expenses in seeking recovery under an equity-linked note, and may have limited legal recourse in attempting to do so.
Equity-linked notes are often privately placed and may not be rated, in which case the Fund will be more dependent than would otherwise be the case on the ability of Capital Research to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The Fund’s successful use of equity-linked notes will usually depend on Capital Research’s ability to accurately forecast movements in the prices of the underlying securities. Should the prices of the underlying securities move in an unexpected manner, or should the structure of a note respond to market conditions differently than anticipated, the Fund may not achieve the anticipated benefits of the investment in the equity-linked note, and the Fund may realize losses, which could be significant and could include the Fund’s entire principal investment in the note.
Equity-linked notes are generally designed for the OTC institutional investment market, and the secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the Fund to accurately value and/or sell the equity-linked notes in its portfolio.
WASHINGTON MUTUAL INVESTORS FUND AND ITS INVESTMENT POLICIES. Washington Mutual Investors Fund has an Eligible List of securities considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. Numerous criteria govern which securities may be included on the Fund’s Eligible List. Currently, those criteria include, for example: (a) a security shall be listed on the NYSE or meet the financial listing requirements of the NYSE (the applicable listing requirements are set forth in Section 1 of the Listed Company Manual of the NYSE); (b) most companies must have fully earned their dividends in at least four of the past five years (with the exception of certain banking institutions) and paid a dividend in at least eight of the past ten years; (c) issuing companies must meet both initial and ongoing market capitalization requirements; and (d) the ratio of current assets to liabilities for most individual companies must be at least 1.5 to 1, or their bonds must be rated at least investment grade by S&P. Capital Research generates and maintains the Eligible List and selects the Fund’s investments exclusively from the securities on the Eligible List.
Although the Fund generally invests in U.S. companies, the Fund may invest up to 10% of its assets in securities of certain companies domiciled outside the United States. The Fund may also hold securities of companies domiciled outside the United States when such companies have merged with or otherwise acquired a company in which the Fund held shares at the time of the merger.
It is believed that in applying the above disciplines and procedures, the Fund makes available to pension and profit sharing trustees and other fiduciaries a prudent stock investment and a continuity of investment quality which it has always been the policy of the Fund to provide. However, fiduciary investment responsibility and the Prudent Investor Rule, pursuant to which a fiduciary is generally required to invest and manage trust assets as a prudent investor would, involve a mixed question of law and fact which cannot be conclusively determined in advance. Moreover, recent changes to the Prudent Investor Rule in some jurisdictions speak to an allocation of Funds among a variety of investments. Therefore, each fiduciary should examine the common stock portfolio of the Fund to see that it, along with other investments, meets the requirements of the specific trust.
CYBERSECURITY RISKS. With the increased use of technologies such as the Internet to conduct business, the Fund has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, “ransomware” attacks, injection of computer viruses or malicious software code, or the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices that are used directly or indirectly by the Fund or its service providers
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through “hacking” or other means. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the Fund’s systems, networks or devices. For example, denial-of-service attacks on Capital Research’s or an affiliate’s website could effectively render the Fund’s network services unavailable to Fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may, among other things, cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity, or may result in the misappropriation, unauthorized release or other misuse of the Fund’s assets or sensitive information (including shareholder personal information or other confidential information), the inability of Fund shareholders to transact business, or the destruction of the Fund’s physical infrastructure, equipment or operating systems. These, in turn, could cause the Fund to violate applicable privacy and other laws and incur or suffer regulatory penalties, reputational damage, additional costs (including compliance costs) associated with corrective measures, and/or financial loss. While the Fund and Capital Research have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for.
In addition, cybersecurity failures by or breaches of the Fund’s third-party service providers (including, but not limited to, the Fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the Fund, potentially resulting in financial losses, the inability of Fund shareholders to transact business with the Fund and of the Fund to process transactions, the inability of the Fund to calculate its NAV, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The Fund and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the Fund will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the Fund’s third-party service providers in the future, particularly as the Fund cannot control any cybersecurity plans or systems implemented by such service providers.
Cybersecurity risks may also impact issuers of securities in which the Fund invests, which may cause the Fund’s investments in such issuers to lose value.
INFLATION/DEFLATION RISK. The Fund may be subject to inflation and deflation risk. Inflation risk is the risk that the present value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the present value of the Fund’s assets can decline. Deflation risk is the risk that prices throughout the economy decline over time. Deflation or inflation may have an adverse effect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund’s assets.
INTERFUND BORROWING AND LENDING. Pursuant to an exemptive order issued by the SEC, certain Funds may lend money to, and borrow money from, other Funds advised by Capital Research or its affiliates. Such Funds will borrow through the program only when the costs are equal to or lower than the costs of bank loans. Such Funds will lend through the program only when the returns are higher than those available from an investment in repurchase agreements. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. A Fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending Fund could result in a lost investment opportunity or additional borrowing costs.
AFFILIATED INVESTMENT COMPANIES. Certain Funds may purchase shares of certain other investment companies managed by Capital Research or its affiliates (“Central Funds”). The risks of owning another investment company are similar to the risks of investing directly in the securities in which that investment company invests. Investments in other investment companies could allow a Fund to obtain the benefits of a more diversified portfolio than might otherwise be available through direct investments in a particular asset class, and will subject the Fund to the risks associated with the particular asset class or asset classes in which an underlying fund invests. However, an investment company may not achieve its investment objective or execute its investment strategy effectively, which may adversely affect the Fund’s performance. Any investment in another investment company will be consistent with the Fund’s objective(s) and applicable regulatory limitations. Central Funds do not charge management fees. As a result, the Fund does not bear additional management fees when investing in Central Funds, but the Fund does bear its proportionate share of Central Fund expenses.
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SECURITIES LENDING ACTIVITIES. Certain Funds may lend portfolio securities to brokers, dealers or other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned. While portfolio securities are on loan, the Fund will continue to receive the equivalent of the interest and the dividends or other distributions paid by the issuer on the securities, as well as a portion of the interest on the investment of the collateral. Additionally, although the Fund will not have the right to vote on securities while they are on loan, the Fund has a right to consent on corporate actions and a right to recall each loan to vote on proposals, including proposals involving material events affecting securities loaned. The Fund has delegated the decision to lend portfolio securities to the investment adviser. The adviser also has the discretion to consent on corporate actions and to recall securities on loan to vote. In the event the adviser deems a corporate action or proxy vote material, as determined by the adviser based on factors relevant to the Fund, it will use reasonable efforts to recall the securities and consent to or vote on the matter.
Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the Fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the Fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected. The Fund will make loans only to parties deemed by the Fund’s adviser to be in good standing and when, in the adviser’s judgment, the income earned would justify the risks.
Citibank, N.A. (“Citibank”) serves as securities lending agent for the Funds that may lend portfolio securities. As the securities lending agent, Citibank administers each such Fund’s securities lending program pursuant to the terms of a securities lending agent agreement entered into between the Fund and Citibank. Under the terms of the agreement, Citibank is responsible for making available to approved borrowers securities from the Fund’s portfolio. Citibank is also responsible for the administration and management of the Fund’s securities lending program, including the preparation and execution of an agreement with each borrower governing the terms and conditions of any securities loan, ensuring that securities loans are properly coordinated and documented, ensuring that loaned securities are valued daily and that the corresponding required collateral is delivered by the borrowers, arranging for the investment of collateral received from borrowers, and arranging for the return of loaned securities to the Fund in accordance with the Fund’s instructions or at loan termination. As compensation for its services, Citibank receives a portion of the amount earned by the Funds for lending securities.
The following table sets forth, for the Fund’s most recently completed fiscal year, the Fund’s dollar amount of income and fees and/or other compensation related to its securities lending activities. Net income from securities lending activities may differ from the amount reported in the Fund’s Form N-CSR, which reflects estimated accruals.
Master Fund

Gross income from securities lending activities ...................................................	$2,168,000
Fees paid to securities lending agent from a revenue split ..........................................	31,000
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split ............................................	0
Administrative fees not included in the revenue split .............................................	0
Indemnification fees not included in the revenue split .............................................	0
Rebates (paid to borrower) ................................................................	1,549,000
Other fees not included in the revenue split ....................................................	0
Aggregate fees/compensation for securities lending activities .......................................	1,580,000
Net income from securities lending activities ....................................................	588,000
Washington Mutual Investors Fund
Gross income from securities lending activities ...................................................	$766,000
Fees paid to securities lending agent from a revenue split ..........................................	8,000
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split ............................................	0
Administrative fees not included in the revenue split .............................................	0
Indemnification fees not included in the revenue split .............................................	0
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Rebates (paid to borrower) ................................................................	610,000
Other fees not included in the revenue split ....................................................	0
Aggregate fees/compensation for securities lending activities .......................................	618,000
Net income from securities lending activities ....................................................	148,000
Growth-Income Fund
Gross income from securities lending activities ...................................................	$865,000
Fees paid to securities lending agent from a revenue split ..........................................	7,000
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split ............................................	0
Administrative fees not included in the revenue split .............................................	0
Indemnification fees not included in the revenue split .............................................	0
Rebates (paid to borrower) ................................................................	724,000
Other fees not included in the revenue split ....................................................	0
Aggregate fees/compensation for securities lending activities .......................................	731,000
Net income from securities lending activities ....................................................	134,000
Global Growth Fund
Gross income from securities lending activities ...................................................	$515,000
Fees paid to securities lending agent from a revenue split ..........................................	4,000
Fees paid for any cash collateral management service (including fees deducted from a pooled cash collateral reinvestment vehicle) not included in the revenue split ............................................	0
Administrative fees not included in the revenue split .............................................	0
Indemnification fees not included in the revenue split .............................................	0
Rebates (paid to borrower) ................................................................	440,000
Other fees not included in the revenue split ....................................................	0
Aggregate fees/compensation for securities lending activities .......................................	444,000
Net income from securities lending activities ....................................................	71,000
PORTFOLIO TURNOVER. Portfolio changes will be made without regard to the length of time particular investments may have been held. Short-term trading profits are not the Funds’ objective, and changes in their investments are generally accomplished gradually, though short-term transactions may occasionally be made. Higher portfolio turnover may involve correspondingly greater transaction costs in the form of dealer spreads or brokerage commissions. It may also result in the realization of net capital gains, which are taxable when distributed to shareholders, unless the shareholder is exempt from taxation or his or her account is tax-favored.
Fixed income securities are generally traded on a net basis and usually neither brokerage commissions nor transfer taxes are involved. Transaction costs are usually reflected in the spread between the bid and asked price.
A Fund’s portfolio turnover rate would equal 100% if each security in the Fund’s portfolio were replaced once per year. The following table sets forth the portfolio turnover rates for each Fund for the fiscal years ended December 31, 2025 and 2024, and the portfolio turnover rates excluding mortgage dollar roll transactions for certain Funds for the fiscal years ended December 31, 2025 and 2024. See “Forward commitment, when issued and delayed delivery transactions” above for more information on mortgage dollar rolls. Variations in turnover rates are due to changes in trading activity during the period.

Fund	Fiscal year	Portfolio turnover rate	Portfolio turnover rate (excluding mortgage dollar roll transactions)
Master Fund .............................	2025	27%	N/A
	2024	23%	N/A
American Funds Insurance Series – Washington Mutual Investors Fund ............	2025	37%	N/A
	2024	31%	N/A
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Fund	Fiscal year	Portfolio turnover rate	Portfolio turnover rate (excluding mortgage dollar roll transactions)
American Funds Insurance Series – Growth-Income Fund ......................	2025	27%	N/A
	2024	45%	N/A
American Funds Insurance Series – Global Growth Fund .......................	2025	45%	N/A
	2024	41%	N/A
American Funds Insurance Series – The Bond Fund of America ..................	2025	247%	159%
	2024	398%	102%
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APPENDIX E—DESCRIPTION OF MML VIP UNDERLYING FUNDS
The summaries below are based solely on information contained in the prospectuses of each MML VIP Underlying Fund, as filed with the SEC, as of a recent date. These summaries are for convenient reference only and are qualified in their entirety by reference to the current prospectuses and statements of additional information of each MML VIP Underlying Fund. MML Advisers in its absolute discretion may modify the asset allocation strategy or the selection of MML VIP Underlying Funds at any time and from time to time, and may invest the MML VIP Allocation Funds’ assets in additional or different MML VIP Underlying Funds, including Funds that may be created in the future. Further information about each MML VIP Underlying Fund, including a copy of a MML VIP Underlying Fund’s most recent prospectus, SAI, annual and semi-annual reports, and financial statements, can be found on the SEC’s EDGAR database on its Internet site at https://www.sec.gov or can be obtained free of charge, upon request, by calling 1-888-309-3539.
U.S. Large Cap Equity Funds
MML Focused Equity Fund
Subadvised by: Wellington Management Company LLP
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
The Fund seeks growth of capital over the long-term.
Principal Investment Strategies
The Fund invests primarily in equity securities of U.S. companies that the Fund’s subadviser, Wellington Management Company LLP (“Wellington Management”), believes are financially sound, valued conservatively by the market, and have improving prospects. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants, of issuers of any size. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund generally will not invest more than 30% of its total assets in foreign securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MML Income & Growth Fund
Subadvised by: Barrow, Hanley, Mewhinney & Strauss, LLC
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks long-term total return and current income.
Principal Investment Strategies
The Fund invests primarily in equity securities of issuers that the Fund’s subadviser, Barrow, Hanley, Mewhinney & Strauss, LLC (“Barrow Hanley”), believes are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, rights, and warrants. Although the Fund may invest in companies of any size, the Fund will tend to focus on companies with large market capitalizations (which Barrow Hanley believes are generally above $2 billion). The Fund may invest up to 20% of its total assets in the securities of foreign issuers and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times invest a substantial portion of its assets in obligations of issuers in one or more market, economic, or industry sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
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MML VIP Invesco Main Street Equity Fund
Subadvised by: Invesco Advisers, Inc.
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks capital appreciation.
Principal Investment Strategies
The Fund mainly invests in common stocks of U.S. companies of different capitalization ranges. The Fund’s subadviser, Invesco Advisers, Inc. (“Invesco Advisers”), currently focuses on larger capitalization issuers. Invesco Advisers considers “larger capitalization” issuers to be those that have a market capitalization, at the time of purchase, within the range of market capitalizations of the issuers included in the Russell 1000® Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month (as of February 28, 2026, $1.14 billion to $4.32 trillion), although it may purchase stocks of companies with any market capitalization. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MML VIP JPMorgan U.S. Research Enhanced Equity Fund
Subadvised by: J.P. Morgan Investment Management Inc.
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
The Fund seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the S&P 500® Index*.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of U.S. companies. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, real estate investment trusts (“REITs”), rights, and warrants. The Fund primarily invests in the common stocks of U.S. companies in the S&P 500 Index (the “Index”). The Fund may also invest in securities not included within the Index, including foreign securities known as depositary receipts. As of February 28, 2026, the market capitalization range of companies included in the Index was $5.01 billion to $4.31 trillion. Sector by sector, the Fund’s weightings are similar to those of the Index. Within each sector, the Fund’s subadviser, J.P. Morgan Investment Management Inc. (“J.P. Morgan”), modestly overweights equity securities that it considers undervalued or fairly valued while modestly underweighting or not holding equity securities that appear overvalued. By owning a large number of equity securities within the Index, with an emphasis on those that appear undervalued or fairly valued, the Fund seeks returns that modestly exceed those of the Index over the long term with a modest level of volatility as compared to the Index.

*	The “S&P 500 Index” is a product of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by MassMutual. S&P®, S&P 500®, SPX®, SPY®, US 500™, The 500™, iBoxx®, iTraxx® and CDX® are trademarks of S&P Global, Inc. or its affiliates (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by MassMutual. The Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.
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MML VIP Loomis Sayles Large Cap Growth Fund
Subadvised by: Loomis, Sayles & Company, L.P.
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund invests primarily in large-capitalization companies that the Fund’s subadviser, Loomis, Sayles & Company, L.P. (“Loomis Sayles”), believes offer the potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the common stocks of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Growth Index (as of February 28, 2026, $1.47 billion to $4.32 trillion). The Fund has the flexibility to invest in companies of any size, including small-capitalization companies (when Loomis Sayles believes such companies to be especially attractive). The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund will normally be invested in 30 – 40 securities. The Fund may at times have significant exposure to one or more issuers, industries, or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
MML VIP T. Rowe Price Blue Chip Growth Fund
Subadvised by: T. Rowe. Price Associates, Inc.
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks long-term capital growth. Income is a secondary objective.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of net assets (plus the amount of any borrowings for investment purposes) in the common stocks of large- and medium-sized blue chip growth companies. The Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), currently defines blue chip growth companies to mean firms that, in its view, are well-established in their industries and have the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets will be invested in equity securities of U.S. companies, the Fund may also invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of issuers than a diversified fund.
MML VIP T. Rowe Price Equity Income Fund
Subadvised by: T. Rowe. Price Associates, Inc.
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks dividend income and long-term capital growth.
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Principal Investment Strategies
The Fund invests primarily in common stocks, with an emphasis on large-capitalization companies that have a strong track record of paying dividends or that the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in common stocks. While most assets will be invested in U.S. common stocks, the Fund may invest up to 25% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may also invest in securities convertible into common or preferred stock. The Fund may use futures contracts for hedging or investment purposes as a substitute for investing directly in securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
U.S. Mid Cap Equity Funds
MML Small/Mid Cap Value Fund
Subadvised by: AllianceBernstein L.P.
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks long-term total return.
Principal Investment Strategies
The Fund invests primarily in securities that the subadviser, AllianceBernstein L.P. (“AllianceBernstein”) believes to be undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in securities of small- and mid-cap companies. The subadviser currently considers small- and mid-cap companies to include companies with market capitalizations at the time of purchase that fall within the range of market capitalizations from the smallest company in the Russell 2500™ Index to the greater of $5 billion or the largest company in the Russell 2500 Index (as of February 28, 2026, the capitalization range of companies in the Russell 2500 Index was $6.34 million to $92.23 billion). Equity securities in which the Fund may invest include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. The Fund may invest in securities of domestic issuers and foreign issuers (up to 10% of its total assets), including American Depositary Receipts (“ADRs”). The Fund may also invest in real estate investment trusts (“REITs”). The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
MML VIP American Century Mid Cap Value Fund*
Subadvised by: American Century Investment Management, Inc.
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks long-term capital growth. Income is a secondary objective.
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser, American Century Investment Management, Inc. (“American Century”), believes offer prospects for long-term capital growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of medium-size companies. American Century currently considers “mid-cap” companies to include those whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index, excluding the largest 100 such companies (as of February 28, 2026, between $1.14 billion and $114.04 billion). American Century intends to manage the Fund so that its dollar-weighted average market capitalization falls within the market capitalization range of companies included in the
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Russell Midcap® Index (as of February 28, 2026, between $1.14 billion and $128.84 billion). Equity securities may include common stock, preferred stock, securities convertible into common or preferred stock, stock futures contracts, and stock index futures contracts. The Fund may invest in real estate investment trusts (“REITs”). The Fund may use futures contracts as a substitute for direct investments in equity securities.

*	The “American Century” name is the property of American Century Proprietary Holdings, Inc. and is being used by the Fund with the permission of American Century.
MML VIP T. Rowe Price Mid Cap Growth Fund
Subadvised by: T. Rowe. Price Associates, Inc.
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund invests primarily in equity securities of mid-capitalization companies that the Fund’s subadviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), and sub-subadviser, T. Rowe Price Investment Management, Inc. (“T. Rowe Price Investment Management”), believe offer the potential for above-average earnings growth. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a broadly diversified portfolio of common stocks of mid-cap companies whose earnings the Fund’s subadvisers expect to grow at a faster rate than the average company. T. Rowe Price and T. Rowe Price Investment Management currently define “mid-cap” companies as those whose market capitalizations at the time of purchase fall within the market capitalization range of companies included in either the S&P MidCap 400® Index or the Russell Midcap® Growth Index (as of February 28, 2026, between $1.47 billion and $106.18 billion). The Fund may invest up to 20% of its net assets in stocks whose market capitalizations at the time of investment are outside of that capitalization range. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund’s investments may include holdings in privately held companies and companies that only recently began to trade publicly. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
U.S. Small Cap Equity Funds
MML VIP American Century Small Company Value Fund*
Subadvised by: American Century Investment Management, Inc.
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund invests primarily in equity securities that the subadviser, American Century Investment Management, Inc. (“American Century”), believes are undervalued. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of February 28, 2026, between $6.34 million and $39.26 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also
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may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may invest in real estate investment trusts (“REITs”) and exchange-traded funds (“ETFs”). The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.

*	The “American Century” name is the property of American Century Proprietary Holdings, Inc. and is being used by the Fund with the permission of American Century.
MML VIP Wellington Small Cap Growth Equity Fund
Subadvised by: Wellington Management Company LLP
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund invests primarily in equity securities of smaller companies that the Fund’s subadviser believes offer potential for long-term growth. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in the equity securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 2000® Index or the S&P SmallCap 600 Index (as of February 28, 2026, between $6.34 million and $39.26 billion). Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. While most assets typically will be invested in common stocks of U.S. companies, the Fund also may invest up to 20% of its total assets in foreign securities, including emerging market securities. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
Global Developed Funds
MML VIP Invesco Global Fund
Subadvised by: Invesco Advisers, Inc.
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
The Fund seeks long-term capital appreciation.
Principal Investment Strategies
The Fund invests mainly in common stock of U.S. and foreign companies. The Fund can invest without limit in foreign securities, including American Depositary Receipts (“ADRs”), and can invest in any country, including emerging market countries (i.e., those that are generally in the early stages of their industrial cycles). The Fund is not required to allocate its investments in any set percentages in any particular countries or geographic regions. However, the Fund currently emphasizes its investments in the United States, Europe, and Asia. The Fund normally will invest in at least three countries (one of which may be the United States). Typically, the Fund invests in a number of different countries. The Fund does not limit its investments to companies in a particular market capitalization range, but primarily invests in common stocks of mid- and large-cap companies. In addition to common stocks, the Fund can invest in preferred stocks. The Fund may purchase American Depositary Shares as part of ADR issuances, which are negotiable certificates issued by a U.S. bank representing a specified number of shares in a foreign stock traded on a U.S. exchange. The Fund may (but is not obligated to) purchase exchange-traded options for hedging purposes or to take long or short positions on equity securities or indexes of equity securities. Use of derivatives by the Fund may create investment leverage. The Fund may at times have significant exposure to one or more industries or sectors. The Fund may hold a portion of its assets in cash or cash equivalents.
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International Developed Funds
MML Foreign Fund
Subadvised by: Thompson, Siegel & Walmsley LLC
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
The Fund seeks long-term total return.
Principal Investment Strategies
The Fund invests primarily in common stocks of companies listed on foreign securities exchanges. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investments of issuers located outside of the U.S., including those in emerging markets. Under normal market conditions, the Fund invests in equity securities of foreign companies representing at least three countries other than the United States. Equity securities may include common stocks, American, European, and Global depositary receipts, preferred stocks, securities convertible into common or preferred stock, rights, and warrants. Although the Fund may invest in companies of any size as measured by assets, sales, or market capitalization, the Fund will tend to focus on larger, more seasoned or established companies. The Fund will invest primarily in securities of companies domiciled in developed markets, but may invest up to 10% of its assets in securities of companies in emerging markets. The Fund may at times have significant exposure to one or more countries, industries, or sectors. It is expected that investments will be diversified around the world and within markets in an effort to minimize specific country and currency risks. The Fund may hold a portion of its assets in cash or cash equivalents.
MML VIP MFS® International Equity Fund
Subdvised by: Massachusetts Financial Services Company.
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks long-term capital growth.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in equity securities of foreign companies, including companies located in Europe, Latin America, and Asia. The Fund may invest up to 25% of its total assets in equity securities of issuers in emerging markets. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, depositary receipts, rights, and warrants of issuers of any size. The Fund may but will not necessarily engage in foreign currency forward contracts to seek to hedge or to attempt to protect against adverse changes in currency exchange rates. The Fund may use futures contracts as a substitute for direct investments.
Emerging Markets Funds
Fidelity VIP Emerging Markets Portfolio
Advised by: Fidelity Management & Research Company LLC
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
The VIP Emerging Markets Portfolio seeks capital appreciation.
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Principal Investment Strategies
The portfolio normally invests at least 80% of assets in securities of issuers in emerging markets and other investments that are tied economically to emerging markets. Emerging markets include countries that have an emerging stock market as defined by MSCI, countries or markets with low- to middle-income economies as classified by the World Bank, and other countries or markets that Fidelity Management & Research Company LLC identifies as having similar emerging markets characteristics.
The portfolio normally invests primarily in common stocks.
Allocating investments across different emerging markets countries.
Using fundamental analysis of factors such as each issuer’s financial condition and industry position, as well as market and economic conditions, to select investments.
Global Bond Funds
Invesco Global Strategic Income Fund
Advised by: Invesco Advisers, Inc.
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
The Fund’s investment objective is to seek total return.
Principal Investment Strategies
The Fund invests mainly in debt securities, including foreign and U.S. government bonds and notes, mortgage-related securities, corporate debt obligations, including lower-grade, high-yield domestic and foreign corporate debt obligations, “structured” notes, participation interests in loans, investments in pooled investment entities (including those that invest in loans), asset-backed securities and “zero coupon” and “stripped” securities.
Under normal market conditions, the Fund invests a substantial portion of its assets in a number of different countries, including the U.S. The Fund is not required to allocate its investments in any set percentages in any particular countries. The Fund’s foreign investments may include debt securities of issuers in both developed and emerging markets. The Fund has no limitations regarding the range of maturities of the debt securities it can buy or the market capitalization of the issuers of those securities.
High Yield Bond Funds
MML Barings High Yield Fund
Subadvised by: Barings LLC
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks to achieve a high level of total return, with an emphasis on current income, by investing primarily in high yield debt and related securities.
Principal Investment Strategies
The Fund invests primarily in lower rated U.S. debt securities (“junk” or “high yield” bonds), including securities in default. Debt securities may include, for example, corporate bonds, mortgage-backed and asset-backed securities, and obligations of the U.S. Government or its agencies or instrumentalities. Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in lower rated fixed income securities (rated below Baa3 by Moody’s, below BBB- by Standard & Poor’s or the equivalent by any other nationally recognized statistical rating organization (using the lower rating) or, if unrated, determined to be of below investment grade quality by the Fund’s subadviser, Barings LLC (“Barings”), or sub-subadviser, Baring International Investment
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Limited (“BIIL”)). The Fund may also invest in convertible securities, preferred stocks, warrants, bank loans, and other fixed income securities, including Rule 144A securities, of both U.S. and foreign issuers. Currently, Barings or BIIL does not expect that the Fund will invest more than 20% of its total assets in bank loans. The Fund may invest up to 15% of its total assets in securities that are not denominated in U.S. dollars including, but not limited to, corporate bonds, government and agency issues, Rule 144A securities, convertible securities, bank loans, mortgage-backed, and asset-backed securities.
Inflation Managed Funds
MML VIP Barings Inflation-Protected and Income Fund
Subadvised by: Barings LLC
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks to achieve as high a total rate of real return on an annual basis as is considered consistent with prudent investment risk and the preservation of capital.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in inflation-indexed bonds and other income-producing securities. Inflation-indexed bonds are instruments indexed or otherwise linked to general measures of inflation because their principal is typically adjusted to reflect general movements of inflation in the country of issue. The Fund may invest in securities of any maturity. The Fund may invest in inflation-indexed bonds issued by the U.S. and non-U.S. governments or their agencies or instrumentalities, by government-sponsored enterprises, or by corporations. The Fund expects to enter into total return swaps based on one or more inflation indexes or on inflation-indexed bonds or other inflation derivatives, as a substitute for purchasing certain inflation-indexed bonds or otherwise to adjust the inflation-sensitivity of the portfolio. Use of total return swaps will create leverage in the Fund.
U.S Long-Term Bond Funds
PIMCO Long-Term U.S. Government Portfolio
Advised by: Pacific Investment Management Company LLC
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
The Portfolio seeks maximum total return, consistent with preservation of capital and prudent investment management.
Principal Investment Strategies
The Portfolio seeks to achieve its investment objective by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. While Pacific Investment Management Company LLC (“PIMCO”) may invest in derivatives at any time it deems appropriate, it will generally do so when it believes that U.S. Government Securities are overvalued relative to derivative instruments. This Portfolio will normally have a minimum average portfolio duration of eight years. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. In addition, the dollar-weighted average portfolio maturity of the Portfolio, under normal circumstances, is expected to be more than ten years.
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The Portfolio’s investments in Fixed Income Instruments are limited to those of investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least A by Moody’s Ratings (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”), or Fitch Ratings, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. In addition, the Portfolio may only invest up to 10% of its total assets in securities rated A by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality and may only invest up to 25% of its total assets in securities rated Aa by Moody’s, or equivalently rated by S&P or Fitch or, if unrated, determined by PIMCO to be of comparable quality. In the event that ratings services assign different ratings to the same security, PIMCO will use the highest rating as the credit rating for that security. For the avoidance of doubt, investments in securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises are not subject to these limits.
U.S Core/Core Plus Bond Funds
MML VIP Core Bond Fund
Subadvised by: Barings LLC
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund’s investment objective is to achieve as high a total rate of return on an annual basis as is considered consistent with the preservation of capital.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Fund’s subadviser, Barings LLC (“Barings”), or sub-subadviser, Baring International Investment Limited (“BIIL”)). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if Barings or BIIL considers that doing so would be consistent with the Fund’s investment objective.
MML VIP Fidelity Institutional AM® Core Plus Bond Fund*
Subdvised by: FIAM LLC
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
The Fund seeks a high level of current income.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in a diversified portfolio of investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s, BBB- or higher by Fitch, or A-2 by S&P, P-2 by Moody’s, or F-2 by Fitch for short-term debt obligations, or, if unrated, determined by the Fund’s subadviser, FIAM LLC (“FIAM”), to be of comparable quality). The Fund allocates its assets across investment grade, high yield, and emerging markets debt securities. The Fund’s investment strategy is referred to as “Core Plus” because, in addition to investing in a core portfolio of investment grade debt securities, FIAM normally invests a portion of the Fund’s assets in below investment grade debt securities and/or emerging markets debt securities. The Fund may invest up to 20% of its net assets in below
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investment grade debt securities (“junk” or “high yield” bonds), including bank loans. In the event that a security is downgraded after its purchase by the Fund, the Fund may continue to hold the security if FIAM considers doing so would be consistent with the Fund’s investment objective. For purposes of rating restrictions, if securities are rated differently by two or more rating agencies, the highest rating is used.

*	Fidelity Institutional AM is a registered service mark of FMR LLC. Used with permission.
U.S Short-Term Bond Funds
MML VIP Barings Short-Duration Bond Fund
Subadvised by: Barings LLC
(MML VIP Underlying Fund for: Conservative Allocation Fund, Balanced Allocation Fund, Moderate Allocation Fund, Growth Allocation Fund, and Aggressive Allocation Fund)
Investment Objective
This Fund seeks to achieve a high total rate of return primarily from current income while minimizing fluctuations in capital values by investing primarily in a diversified portfolio of short-term investment grade fixed income securities.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade fixed income securities (rated Baa3 or higher by Moody’s, BBB- or higher by Standard & Poor’s or the equivalent by any other nationally recognized statistical rating organization, or, if unrated, determined to be of comparable quality by the Fund’s subadviser, Barings LLC (“Barings”), or sub-subadviser, Baring International Investment Limited (“BIIL”)). These typically include U.S. dollar-denominated corporate obligations, securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, U.S. and foreign issuer dollar-denominated bonds including, but not limited to, corporate obligations, government and agency issues, private placement bonds, securities subject to resale pursuant to Rule 144A, and mortgage-backed and other asset-backed securities, including collateralized bond and loan obligations.
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APPENDIX F—INFORMATION REGARDING THE MASTER FUND AND AMERICAN UNDERLYING FUNDS
American Funds Insurance Series – Growth Fund (“Master Fund”)
The fund’s investment objective is to provide growth of capital. While the fund has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ prior written notice to shareholders.
The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Capital Research actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by Capital Research in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. The fund’s investment results will depend on the ability of Capital Research to navigate the risks discussed below.
The following describes certain of the strategies that Capital Research uses in pursuit of the fund’s objective and corresponding risks:
The fund invests primarily in common stocks and seeks to invest in companies that appear to offer superior opportunities for growth of capital. The fund may invest up to 25% of its assets in common stocks and other securities outside the United States, including, to a more limited extent, in emerging markets. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may also invest in other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds.
The prices of, and the income generated by, the common stocks and other securities held by the fund may decline— sometimes rapidly or unpredictably—due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. To the extent that the market prices of securities of issuers in the same or related industries or sectors tend to move in the same direction at the same time, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, or the economy, a downturn in the prices of their securities may have a disproportionate adverse effect on the overall market, even if other segments of the market perform well. The fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the fund may invest more significantly in a single issuer, which could increase the fund’s volatility and the risk of loss arising from the factors described above.
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Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.
Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. Furthermore, smaller companies often have limited product lines, operating histories, markets and/or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Moreover, the prices of their stocks may be more volatile than stocks of larger, more established companies, particularly during times of market turmoil.
The fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. Government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. Capital Research may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The fund may invest in certain other funds managed by Capital Research or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to Capital Research and its affiliates and other funds, investment vehicles and accounts managed by Capital Research and its affiliates. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
The fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external attacks such as denial-of-service attacks on Capital Research’s or an affiliate’s website that could render the fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of confidential information, misuse of the fund’s assets or sensitive information, the disruption of the fund’s operational capacity, the inability of fund shareholders
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to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These events could cause the fund to violate applicable privacy and other laws and could subject the fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The fund may also be subject to additional risks if its third-party service providers, such as the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries, experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.
The fund may experience adverse effects when shareholders, including other funds or accounts advised by Capital Research, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the fund. For example, when Capital Research changes allocations in other funds and accounts it manages, such changes may result in shareholder transactions in the fund that are large relative to the size of the fund. Such large shareholder redemptions may cause the fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s NAV and liquidity. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio. These risks are heightened when the fund is small.
The fund relies on the professional judgment of Capital Research to make decisions about the fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
Capital Research may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
In addition to the investment strategies described above, the fund has other investment practices that are described in the SAI.
American Funds Insurance Series – Washington Mutual Investors Fund
The fund’s investment objective is to produce income and to provide an opportunity for growth of principal consistent with sound common stock investing. While the fund has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ prior written notice to shareholders.
The fund is designed to provide fiduciaries, organizations, institutions and individuals with a convenient and prudent medium of investment in common stocks and securities convertible into common stocks, such as convertible bonds and debentures and convertible preferred stocks, that meet the fund’s criteria for investing. It is especially designed to serve those individuals who are charged with the responsibility of investing retirement plan trusts, other fiduciary-type reserves or family funds but who are reluctant to undertake the selection and supervision of individual stocks.
Capital Research actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by Capital Research in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. The fund’s investment results will depend on the ability of Capital Research to navigate the risks discussed below.
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The following describes certain of the strategies that Capital Research uses in pursuit of the fund’s objective and corresponding risks:
The fund strives to accomplish its objective through fundamental research, careful selection and broad diversification. In the selection of common stocks and other securities for investment, current and potential income as well as the potential for long-term capital appreciation are considered. The fund seeks to provide an above-average yield in its quarterly income distribution in relation to the S&P 500 Index (a broad, unmanaged index). The fund strives to maintain a fully invested, diversified portfolio, consisting primarily of high quality common stocks.
The fund has an “Eligible List” of securities considered appropriate for a prudent investor seeking opportunities for income and growth of principal consistent with common stock investing. Capital Research generates and maintains the Eligible List and selects the fund’s investments exclusively from the securities on the Eligible List.
The prices of, and the income generated by, the common stocks and other securities held by the fund may decline— sometimes rapidly or unpredictably—due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate, and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. To the extent that the market prices of securities of issuers in the same or related industries or sectors tend to move in the same direction at the same time, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, or the economy, a downturn in the prices of their securities may have a disproportionate adverse effect on the overall market, even if other segments of the market perform well. The fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the fund may invest more significantly in a single issuer, which could increase the fund’s volatility and the risk of loss arising from the factors described above.
The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.
Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.
Subject to the fund’s investment limitations, the fund may have significant exposure to a particular country, region, industry or sector. Such exposure may cause the fund to be more impacted by risks relating to and developments affecting the country, region, industry or sector, and thus its NAV may be more volatile, than a fund without such levels of exposure. For example, if the fund has significant exposure in a particular country, then social, economic, regulatory or other issues that negatively affect that country may have a greater impact on the fund than on a fund that is more geographically diversified.
Although the fund’s policy is to maintain at all times a fully invested and widely diversified portfolio of securities, the fund may hold, to a limited extent, short-term U.S. Government securities, cash and cash equivalents.
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The fund may invest in certain other funds managed by Capital Research or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to Capital Research and its affiliates and other funds, investment vehicles and accounts managed by Capital Research and its affiliates. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
The fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external attacks such as denial-of-service attacks on Capital Research’s or an affiliate’s website that could render the fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of confidential information, misuse of the fund’s assets or sensitive information, the disruption of the fund’s operational capacity, the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These events could cause the fund to violate applicable privacy and other laws and could subject the fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The fund may also be subject to additional risks if its third-party service providers, such as the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries, experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.
The fund may experience adverse effects when shareholders, including other funds or accounts advised by Capital Research, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the fund. For example, when Capital Research changes allocations in other funds and accounts it manages, such changes may result in shareholder transactions in the fund that are large relative to the size of the fund. Such large shareholder redemptions may cause the fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s NAV and liquidity. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio. These risks are heightened when the fund is small.
The fund relies on the professional judgment of Capital Research to make decisions about the fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively valued securities that, in its opinion, represent good, long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
Capital Research may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
In addition to the investment strategies described above, the fund has other investment practices that are described in the SAI.
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American Funds Insurance Series – Growth-Income Fund
The fund’s investment objectives are to achieve long-term growth of capital and income. While the fund has no present intention to do so, the fund’s board may change the fund’s investment objectives without shareholder approval upon 60 days’ prior written notice to shareholders.
Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
Capital Research actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by Capital Research in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. The fund’s investment results will depend on the ability of Capital Research to navigate the risks discussed below.
The following describes certain of the strategies that Capital Research uses in pursuit of the fund’s objectives and corresponding risks:
The fund invests primarily in common stocks or other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that Capital Research believes demonstrate the potential for appreciation and/or dividends. Although the fund focuses on investments in medium to larger capitalization companies, the fund’s investments are not limited to a particular capitalization size. The fund may invest up to 15% of its assets outside the United States, including to a more limited extent in emerging markets. The fund is designed for investors seeking both capital appreciation and income.
The prices of, and the income generated by, the common stocks and other securities held by the fund may decline— sometimes rapidly or unpredictably—due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate, and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. To the extent that the market prices of securities of issuers in the same or related industries or sectors tend to move in the same direction at the same time, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, or the economy, a downturn in the prices of their securities may have a disproportionate adverse effect on the overall market, even if other segments of the market perform well. The fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the fund may invest more significantly in a single issuer, which could increase the fund’s volatility and the risk of loss arising from the factors described above.
Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.
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The value of the fund’s securities and income provided by the fund may be reduced by changes in the dividend policies of, and the capital resources available for dividend payments at, the companies in which the fund invests.
Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.
Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.
Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. Capital Research relies on its own credit analysts to research issuers and issues in assessing credit and default risks.
The fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. Government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. Capital Research may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The fund may invest in certain other funds managed by Capital Research or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to Capital Research and its affiliates and other funds, investment vehicles and accounts managed by Capital Research and its affiliates. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
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The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
The fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external attacks such as denial-of-service attacks on Capital Research’s or an affiliate’s website that could render the fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of confidential information, misuse of the fund’s assets or sensitive information, the disruption of the fund’s operational capacity, the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These events could cause the fund to violate applicable privacy and other laws and could subject the fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The fund may also be subject to additional risks if its third-party service providers, such as the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries, experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.
The fund may experience adverse effects when shareholders, including other funds or accounts advised by Capital Research, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the fund. For example, when Capital Research changes allocations in other funds and accounts it manages, such changes may result in shareholder transactions in the fund that are large relative to the size of the fund. Such large shareholder redemptions may cause the fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s NAV and liquidity. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio. These risks are heightened when the fund is small.
The fund relies on the professional judgment of Capital Research to make decisions about the fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
Capital Research may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
In addition to the investment strategies described above, the fund has other investment practices that are described in the SAI.
American Funds Insurance Series – Global Growth Fund
The fund’s investment objective is to provide long-term growth of capital. While the fund has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ prior written notice to shareholders.
The fund is designed for investors seeking capital appreciation through investments in stocks. Investors in the fund should have a long-term perspective and be able to tolerate potentially sharp declines in value.
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Capital Research actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by Capital Research in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. The fund’s investment results will depend on the ability of Capital Research to navigate the risks discussed below.
The following describes certain of the strategies that Capital Research uses in pursuit of the fund’s objective and corresponding risks:
The fund invests primarily in common stocks of companies around the world that Capital Research believes have the potential for growth. The fund may also invest in securities of foreign issuers in the form of depositary receipts or other instruments by which the fund may obtain exposure to equity investments in local markets. As a fund that seeks to invest globally, the fund will allocate its assets among securities of companies in various countries, including the United States and countries with emerging markets (but in no fewer than three countries). Under normal market conditions, the fund will invest a percentage of its net assets outside the United States. That percentage will represent at least (a) 40% of the fund’s net assets, unless market conditions are not deemed favorable by Capital Research, in which case 30%, or (b) the percentage of the MSCI All Country World Index represented by companies outside the United States minus 5%, whichever is lower.
The prices of, and the income generated by, the common stocks and other securities held by the fund may decline—sometimes rapidly or unpredictably—due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate, and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. To the extent that the market prices of securities of issuers in the same or related industries or sectors tend to move in the same direction at the same time, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, or the economy, a downturn in the prices of their securities may have a disproportionate adverse effect on the overall market, even if other segments of the market perform well. The fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the fund may invest more significantly in a single issuer, which could increase the fund’s volatility and the risk of loss arising from the factors described above.
Growth-oriented common stocks and other equity-type securities (such as preferred stocks, convertible preferred stocks and convertible bonds) may involve larger price swings and greater potential for loss than other types of investments.
Securities of issuers domiciled outside the United States or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S.
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dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, emerging market countries tend to have less developed political, economic and legal systems than those in developed countries. Accordingly, the governments of these countries may be less stable and more likely to intervene in the market economy, for example, by imposing capital controls, nationalizing a company or industry, placing restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or imposing punitive taxes that could adversely affect the prices of securities. Information regarding issuers in emerging markets may be limited, incomplete or inaccurate, and such issuers may not be subject to regulatory, accounting, auditing, and financial reporting and recordkeeping standards comparable to those to which issuers in more developed markets are subject. The fund’s rights with respect to its investments in emerging markets, if any, will generally be governed by local law, which may make it difficult or impossible for the fund to pursue legal remedies or to obtain and enforce judgments in local courts. In addition, the economies of these countries may be dependent on relatively few industries, may have limited access to capital and may be more susceptible to changes in local and global trade conditions and downturns in the world economy. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, more vulnerable to market manipulation, and more difficult to value, than securities issued in countries with more developed economies and/or markets. Less certainty with respect to security valuations may lead to additional challenges and risks in calculating the fund’s NAV. Additionally, emerging markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less established than those in developed countries.
The fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. Government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. Capital Research may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of a fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The fund may invest in certain other funds managed by Capital Research or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to Capital Research and its affiliates and other funds, investment vehicles and accounts managed by Capital Research and its affiliates. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The fund may also lend portfolio securities to brokers, dealers and other institutions that provide cash or U.S. Treasury securities as collateral in an amount at least equal to the value of the securities loaned.
Securities lending involves risks, including the risk that the loaned securities may not be returned in a timely manner or at all, which would interfere with the fund’s ability to vote proxies or settle transactions, and/or the risk of a counterparty default. Additionally, the fund may lose money from the reinvestment of collateral received on loaned securities in investments that decline in value, default or do not perform as expected.
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The fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external attacks such as denial-of-service attacks on Capital Research’s or an affiliate’s website that could render the fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of confidential information, misuse of the fund’s assets or sensitive information, the disruption of the fund’s operational capacity, the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These events could cause the fund to violate applicable privacy and other laws and could subject the fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The fund may also be subject to additional risks if its third-party service providers, such as the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries, experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.
The fund may experience adverse effects when shareholders, including other funds or accounts advised by Capital Research, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the fund. For example, when Capital Research changes allocations in other funds and accounts it manages, such changes may result in shareholder transactions in the fund that are large relative to the size of the fund. Such large shareholder redemptions may cause the fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s NAV and liquidity. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio. These risks are heightened when the fund is small.
The fund relies on the professional judgment of Capital Research to make decisions about the fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively valued companies that, in its opinion, represent good, long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental analysis, which may include meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
Capital Research may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
In addition to the investment strategies described above, the fund has other investment practices that are described in the SAI.
American Funds Insurance Series – The Bond Fund of America
The fund’s investment objective is to provide as high a level of current income as is consistent with the preservation of capital. While the fund has no present intention to do so, the fund’s board may change the fund’s investment objective without shareholder approval upon 60 days’ prior written notice to shareholders.
Capital Research actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses, including models, tools and data, employed by Capital Research in this process may be flawed or incorrect and may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives. The fund’s investment results will depend on the ability of Capital Research to navigate the risks discussed below.
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The following describes certain of the strategies that Capital Research uses in pursuit of the fund’s objective and the corresponding risks:
The fund seeks to maximize current income and preserve capital by investing primarily in bonds. Normally the fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations designated by Capital Research, or in debt securities that are unrated but determined to be of equivalent quality by Capital Research, and in U.S. Government securities, money market instruments, cash or cash equivalents.
The fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government. The fund may invest in debt securities of any maturity or duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for All Urban Consumers, so that principal and interest adjust to reflect changes in the index.
The fund may invest in futures contracts and swaps, which are types of derivatives. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.
The fund may invest up to 5% of its assets in debt securities rated Ba1 or below and BB+ or below by Nationally Recognized Statistical Ratings Organizations designated by Capital Research, or in debt securities that are unrated but determined to be of equivalent quality by Capital Research. Securities rated Ba1 or below and BB+ or below are sometimes referred to as “junk bonds.”
The prices of, and the income generated by, the securities held by the fund may decline – sometimes rapidly or unpredictably – due to various factors, including events or conditions affecting the general economy or particular industries or companies; overall market changes; local, regional or global political, social or economic instability; governmental, governmental agency or central bank responses to economic conditions; levels of public debt and deficits; changes in inflation rates; and currency exchange rate, interest rate and commodity price fluctuations.
Economies and financial markets throughout the world are highly interconnected. Economic, financial or political events, trading and tariff arrangements, wars, terrorism, cybersecurity events, natural disasters, public health emergencies (such as the spread of infectious disease), bank failures and other circumstances in one country or region, including actions taken by governmental or quasi-governmental authorities in response to any of the foregoing, could have impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries affected, the value and liquidity of the fund’s investments may be negatively affected by developments in other countries and regions.
The prices of, and the income generated by, securities held by the fund may decline in response to various factors directly related to the issuers of such securities, including reduced demand for an issuer’s goods or services, poor management performance, major litigation, investigations or other controversies related to the issuer, changes in the issuer’s financial condition or credit rating, changes in government regulations affecting the issuer or its competitive environment and strategic initiatives such as mergers, acquisitions or dispositions and the market response to any such initiatives. An individual security may also be affected by factors relating to the industry or sector of the issuer or the securities markets as a whole, and conversely an industry or sector or the securities markets may be affected by a change in financial condition or other event affecting a single issuer. To the extent that the market prices of securities of issuers in the same or related industries or sectors tend to move in the same direction at the same time, and these issuers make up a sizeable portion of the market, events affecting one issuer, industry or sector or the securities markets generally may have a larger impact. If such issuers represent a substantial portion of major market indices, or the economy, a downturn in the prices of their securities may have a disproportionate adverse effect on the overall market, even if other segments of the market perform well. The fund’s portfolio managers invest in issuers based on their level of investment conviction. At times, the fund may invest more significantly in a single issuer, which could increase the fund’s volatility and the risk of loss arising from the factors described above.
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The prices of, and the income generated by, bonds and other debt securities held by the fund may be affected by factors such as the interest rates, maturities and credit quality of these securities.
Rising interest rates will generally cause the prices of bonds and other debt securities to fall. Also, when interest rates rise, issuers of debt securities that may be prepaid at any time, such as mortgage- or other asset-backed securities, are less likely to refinance existing debt securities, causing the average life of such securities to extend. A general change in interest rates may cause investors to sell debt securities on a large scale, which could also adversely affect the price and liquidity of debt securities and could also result in increased redemptions from the fund. Falling interest rates may cause an issuer to redeem, call, or refinance a debt security before its stated maturity, which may result in the fund having to reinvest the proceeds in lower yielding securities. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities.
Bonds and other debt securities are also subject to credit risk, which is the possibility that the credit strength of an issuer or guarantor will weaken or be perceived to be weaker, and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default. Changes in actual or perceived creditworthiness may occur quickly. A downgrade or default affecting any of the fund’s securities could cause the value of the fund’s shares to decrease. Lower quality debt securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. Credit risk is gauged, in part, by the credit ratings of the debt securities in which the fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to credit quality or an evaluation of market risk. Capital Research relies on its own credit analysts to research issuers and issues in assessing credit and default risks.
Mortgage-related securities, such as mortgage-backed securities and other asset-backed securities, include debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as residential mortgage loans, home equity loans, mortgages on commercial buildings, consumer loans and equipment leases. While such securities are subject to the risks associated with investments in debt instruments generally (for example, credit, extension and interest rate risks), they are also subject to other and different risks. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt, potentially increasing the volatility of the securities and the fund’s NAV. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund’s income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund’s cash available for reinvestment in higher yielding securities. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations and the value of property that secures the mortgages may decline in value and be insufficient, upon foreclosure, to repay the associated loans. Investments in asset-backed securities are subject to similar risks, as well as additional risks associated with the assets underlying those securities.
U.S. Government securities are subject to market risk, interest rate risk and credit risk. Securities backed by the U.S. Treasury or the full faith and credit of the U.S. Government are guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market values for these securities will fluctuate with changes in interest rates and the credit rating of the U.S. Government. Notwithstanding that these securities are backed by the full faith and credit of the U.S. Government, circumstances could arise that would prevent or delay the payment of interest or principal on these securities, which could adversely affect their value and cause the fund to suffer losses. Such an event could lead to significant disruptions in U.S. and global markets.
Securities issued by U.S. Government sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. Government are neither issued nor guaranteed by the U.S. Government.
Certain fund holdings may be or may become difficult or impossible to sell, particularly during times of market turmoil. Liquidity may be impacted by the lack of an active market for a holding, legal or contractual restrictions on resale, or the reduced number and capacity of market participants to make a market in such holding. Market prices for less liquid or illiquid holdings may be volatile or difficult to determine, and reduced liquidity may have an adverse impact on the market price of such holdings. Additionally, the sale of less liquid or illiquid holdings may involve substantial delays (including delays in settlement) and additional costs and the fund may be unable to sell such holdings when necessary to meet its liquidity needs, or to try to limit losses, or may be forced to sell at a loss.
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Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, and securities tied economically to countries outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue or to which the securities are tied economically. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Issuers of these securities may be more susceptible to actions of foreign governments, such as nationalization, currency blockage or the imposition of price controls, sanctions, or punitive taxes, each of which could adversely impact the value of these securities. Securities markets in certain countries may be more volatile and/or less liquid than those in the United States. Investments outside the United States may also be subject to different regulatory, legal, accounting, auditing, financial reporting and recordkeeping requirements, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the fund, which could impact the liquidity of the fund’s portfolio. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.
The fund may enter into transactions involving future delivery contracts, such as to-be-announced (TBA) contracts and mortgage dollar rolls. These contracts involve the purchase or sale of mortgage backed securities for settlement at a future date and predetermined price. When the fund enters into a TBA commitment for the sale of mortgage-backed securities (which may be referred to as having a short position in such TBA securities), the fund may or may not hold the types of mortgage-backed securities required to be delivered. The fund may choose to roll these transactions in lieu of settling them.
When the fund rolls the purchase of these types of future delivery transactions, the fund simultaneously sells the mortgage-backed securities for delivery in the current month and repurchases substantially similar securities for delivery at a future date at a predetermined price. When the fund rolls the sale of these transactions rather than settling them, the fund simultaneously purchases the mortgage-backed securities for delivery in the current month and sells substantially similar securities for delivery at a future date at a predetermined price. Such roll transactions can increase the turnover rate of the fund and may increase the risk that market prices may move unfavorably between the original and new contracts, potentially resulting in losses or reduced returns for the fund.
The values of inflation-linked bonds generally fluctuate in response to changes in real interest rates—i.e., rates of interest after factoring in inflation. A rise in real interest rates may cause the prices of inflation-linked securities to fall, while a decline in real interest rates may cause the prices to increase. Inflation-linked bonds may experience greater losses than other debt securities with similar durations when real interest rates rise faster than nominal interest rates. There can be no assurance that the value of an inflation-linked security will be directly correlated to changes in interest rates; for example, if interest rates rise for reasons other than inflation, the increase may not be reflected in the security’s inflation measure.
Investing in inflation-linked bonds may also reduce the fund’s distributable income during periods of deflation. If prices for goods and services decline throughout the economy, the principal and income on inflation-linked securities may decline and result in losses to the fund.
The use of derivatives involves a variety of risks, which may be different from, or greater than, the risks associated with investing in traditional securities, such as stocks and bonds. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a derivative instrument may cause the fund to lose significantly more than its initial investment. Derivatives may be difficult to value, difficult for the fund to buy or sell at an opportune time or price and difficult, or even impossible, to terminate or otherwise offset. The fund’s use of derivatives may result in losses to the fund, and investing in derivatives may reduce the fund’s returns and increase the fund’s price volatility. The fund’s counterparty to a derivative transaction (including, if applicable, the fund’s clearing broker, the derivatives exchange or the clearinghouse) may be unable or unwilling to honor its financial obligations in respect of the transaction. In certain cases, the fund may be hindered or delayed in exercising remedies against or closing out derivative instruments with a counterparty, which may result in additional losses. Derivatives are also subject to operational risk (such as documentation issues, settlement issues and systems failures) and legal risk (such as insufficient documentation, insufficient capacity or authority or a counterparty, and issues with the legality or enforceability of a contract).
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The values and liquidity of the securities held by the fund may be affected by changing interest rates. For example, the values of these securities may decline when interest rates rise and increase when interest rates fall. Longer maturity debt securities generally have greater sensitivity to changes in interest rates and may be subject to greater price fluctuations than shorter maturity debt securities. The fund may invest in variable and floating rate securities. When the fund holds variable or floating rate securities, a decrease in market interest rates will adversely affect the income received from such securities and the NAV of the fund’s shares. Although the values of such securities are generally less sensitive to interest rate changes than those of other debt securities, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as market interest rates. Conversely, floating rate securities will not generally increase in value if interest rates decline. During periods of extremely low short-term interest rates, the fund may not be able to maintain a positive yield or total return and, in relatively low interest rate environments, there are heightened risks associated with rising interest rates.
The fund may also hold cash or cash equivalents including commercial paper and short-term securities issued by the U.S. Government, its agencies and instrumentalities. The percentage of the fund invested in such holdings varies and depends on various factors, including market conditions and purchases and redemptions of fund shares. Capital Research may determine that it is appropriate to invest a substantial portion of the fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate a fund’s investment results in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of the fund’s loss in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The fund may invest in certain other funds managed by Capital Research or its affiliates (“Central Funds”) to more effectively invest in a diversified set of securities in a specific asset class such as money market instruments, bonds and other securities. Shares of Central Funds are only offered for purchase to Capital Research and its affiliates and other funds, investment vehicles and accounts managed by Capital Research and its affiliates. Central Funds do not charge management fees. As a result, the fund does not bear additional management fees when investing in Central Funds, but the fund does bear its proportionate share of Central Fund expenses. The investment results of the portions of the fund’s assets invested in the Central Funds will be based upon the investment results of the Central Funds.
The fund may be subject to operational and information security risks through breaches in cybersecurity. Cybersecurity breaches can result from deliberate attacks or unintentional events, including “ransomware” attacks, the injection of computer viruses or malicious software code, the use of vulnerabilities in code to gain unauthorized access to digital information systems, networks or devices, or external attacks such as denial-of-service attacks on Capital Research’s or an affiliate’s website that could render the fund’s network services unavailable to intended end-users. These breaches may, among other things, lead to the unauthorized release of confidential information, misuse of the fund’s assets or sensitive information, the disruption of the fund’s operational capacity, the inability of fund shareholders to transact business, or the destruction of the fund’s physical infrastructure, equipment or operating systems. These events could cause the fund to violate applicable privacy and other laws and could subject the fund to reputational damage, additional costs associated with corrective measures and/or financial loss. The fund may also be subject to additional risks if its third-party service providers, such as the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries, experience similar cybersecurity breaches and potential outcomes. Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.
The fund may experience adverse effects when shareholders, including other funds or accounts advised by Capital Research, purchase or redeem, individually or in the aggregate, large amounts of shares relative to the size of the fund. For example, when Capital Research changes allocations in other funds and accounts it manages, such changes may result in shareholder transactions in the fund that are large relative to the size of the fund. Such large shareholder redemptions may cause the fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the fund’s NAV and liquidity. Similarly, large fund share purchases may adversely affect the fund’s performance to the extent that the fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the fund’s current expenses being allocated over a smaller asset base, leading to an increase in the fund’s expense ratio. These risks are heightened when the fund is small.
B-175

The fund relies on the professional judgment of Capital Research to make decisions about the fund’s portfolio investments. The basic investment philosophy of Capital Research is to seek to invest in attractively priced securities that, in its opinion, represent good, long-term investment opportunities. Capital Research believes that an important way to accomplish this is through fundamental research, which may include analysis of credit quality, general economic conditions and various quantitative measures and, in the case of corporate obligations, meeting with company executives and employees, suppliers, customers and competitors. Securities may be sold when Capital Research believes that they no longer represent relatively attractive investment opportunities.
Capital Research may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation) social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
In addition to the investment strategies described above, the fund has other investment practices that are described in the SAI.
B-176
MMLALLSAI-26-00

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 28:	Exhibits

Exhibit A:

(1) Second Amended and Restated Agreement and Declaration of Trust of MML Series Investment Fund (the “Trust” or “Registrant”) dated December 15, 2011.(22)

Exhibit B:

(1) Amended and Restated Bylaws of MML Series Investment Fund dated April 30, 2021.(41)

Exhibit C:

Instruments Defining Rights of Security Holders - Please refer to Article V of the Trust’s Second Amended and Restated Agreement and Declaration of Trust.

Exhibit D:

(1) Investment Management Agreement between the Trust and Massachusetts Mutual Life Insurance Company (“MassMutual”) (assigned to MML Investment Advisers, LLC (“MML Advisers”) on April 1, 2014) relating to the MML Conservative Allocation Fund (now known as the MML VIP Conservative Allocation Fund) dated as of December 15, 2011.(22)

(2) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Balanced Allocation Fund (now known as the MML VIP Balanced Allocation Fund) dated as of December 15, 2011.(22)

(3) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Moderate Allocation Fund (now known as the MML VIP Moderate Allocation Fund) dated as of December 15, 2011.(22)

(4) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Growth Allocation Fund (now known as the MML VIP Growth Allocation Fund) dated as of December 15, 2011.(22)

(5) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Aggressive Allocation Fund (now known as the MML VIP Aggressive Allocation Fund) dated as of December 15, 2011.(22)

(6) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Blue Chip Growth Fund (now known as the MML VIP T. Rowe Price Blue Chip Growth Fund) dated as of December 15, 2011.(22)

(7) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Blue Chip Growth Fund (now known as the MML VIP T. Rowe Price Blue Chip Growth Fund) dated as of June 1, 2012.(23)

(8) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Blue Chip Growth Fund (now known as the MML VIP T. Rowe Price Blue Chip Growth Fund) dated as of June 1, 2013.(26)

(9) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Income Fund (now known as the MML VIP T. Rowe Price Equity Income Fund) dated as of December 15, 2011.(22)

(10) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Income Fund (now known as the MML VIP T. Rowe Price Equity Income Fund) dated as of June 1, 2012.(23)

(11) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Income Fund (now known as the MML VIP T. Rowe Price Equity Income Fund) dated as of June 1, 2013.(26)

(12) Amendment Three to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Income Fund (now known as the MML VIP T. Rowe Price Equity Income Fund) dated as of January 1, 2016.(30)

(13) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Index Fund (now known as the MML VIP BlackRock® Equity Index Fund) dated as of December 15, 2011.(22)

(14) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Index Fund (now known as the MML VIP BlackRock Equity Index Fund) dated as of June 1, 2012.(23)

(15) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Equity Index Fund (now known as the MML VIP BlackRock Equity Index Fund) dated as of January 1, 2016.(30)

(16) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Focused Equity Fund dated as of December 6, 2011.(21)

(17) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Focused Equity Fund dated as of June 1, 2013.(26)

(18) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Focused Equity Fund dated as of May 1, 2015.(29)

(19) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Foreign Fund dated as of December 15, 2011.(22)

(20) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Foreign Fund dated as of June 1, 2012.(23)

(21) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Foreign Fund dated as of July 1, 2020.(39)

(22) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Growth Fund (also previously known as the MML Fundamental Equity Fund and now known as the MML VIP Invesco Main Street Equity Fund) dated as of December 6, 2011.(21)

(23) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Growth Fund (also previously known as the MML Fundamental Equity Fund and now known as the MML VIP Invesco Main Street Equity Fund) dated as of June 1, 2013.(26)

(24) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Growth Fund (also previously known as the MML Fundamental Equity Fund and now known as the MML VIP Invesco Main Street Equity Fund) dated as of May 1, 2015.(29)

(25) Amendment Three to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Growth Fund (also previously known as the MML Fundamental Equity Fund and now known as the MML VIP Invesco Main Street Equity Fund) dated as of June 1, 2015.(30)

(26) Amendment Four to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Fundamental Growth Fund (also previously known as the MML Fundamental Equity Fund and now known as the MML VIP Invesco Main Street Equity Fund) dated as of July 1, 2020.(39)

(27) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Global Fund (now known as the MML VIP Invesco Global Fund) dated as of December 15, 2011.(22)

(28) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Global Fund (now known as the MML VIP Invesco Global Fund) dated as of June 1, 2013.(26)

(29) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Global Fund (now known as the MML VIP Invesco Global Fund) dated as of January 1, 2016.(30)

(30) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Growth & Income Fund (now known as the MML Sustainable Equity Fund) dated as of December 15, 2011.(22)

(31) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Growth & Income Fund (now known as the MML Sustainable Equity Fund) dated as of June 1, 2015.(30)

(32) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Income & Growth Fund dated as of December 15, 2011.(22)

(33) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Income & Growth Fund dated as of June 1, 2013.(26)

(34) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Income & Growth Fund dated as of January 1, 2016.(30)

(35) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML International Equity Fund (now known as the MML VIP MFS® International Equity Fund) dated as of December 31, 2013.(26)

(36) Amendment One to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML International Equity Fund (now known as the MML VIP MFS International Equity Fund) dated as of May 1, 2015.(29)

(37) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML International Equity Fund (now known as the MML VIP MFS International Equity Fund) dated as of June 1, 2015.(30)

(38) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Large Cap Growth Fund (now known as the MML VIP Loomis Sayles Large Cap Growth Fund) dated as of December 15, 2011.(22)

(39) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Large Cap Growth Fund (now known as the MML VIP Loomis Sayles Large Cap Growth Fund) dated as of June 1, 2013.(26)

(40) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Large Cap Growth Fund (now known as the MML VIP Loomis Sayles Large Cap Growth Fund) dated as of January 1, 2016.(30)

(41) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Large Cap Value Fund (also previously known as the MML Managed Volatility Fund and now known as the MML VIP JPMorgan U.S. Research Enhanced Equity Fund) dated as of December 15, 2011.(22)

(42) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Large Cap Value Fund (also previously known as the MML Managed Volatility Fund and now known as the MML VIP JPMorgan U.S. Research Enhanced Equity Fund) dated as of May 1, 2013.(24)

(43) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Large Cap Value Fund (also previously known as the MML Managed Volatility Fund and now known as the MML VIP JPMorgan U.S. Research Enhanced Equity Fund) dated as of April 24, 2026 is filed herein as Exhibit D(43)

(44) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Mid Cap Growth Fund (now known as the MML VIP T. Rowe Price Mid Cap Growth Fund) dated as of December 15, 2011.(22)

(45) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Mid Cap Growth Fund (now known as the MML VIP T. Rowe Price Mid Cap Growth Fund) dated as of June 1, 2013.(26)

(46) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Mid Cap Growth Fund (now known as the MML VIP T. Rowe Price Mid Cap Growth Fund) dated as of January 1, 2016.(30)

(47) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Mid Cap Value Fund (now known as the MML VIP American Century Mid Cap Value Fund) dated as of December 15, 2011.(22)

(48) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Mid Cap Value Fund (now known as the MML VIP American Century Mid Cap Value Fund) dated as of June 1, 2013.(26)

(49) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Mid Cap Value Fund (now known as the MML VIP American Century Mid Cap Value Fund) dated as of January 1, 2016.(30)

(50) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small Cap Growth Equity Fund (now known as the MML VIP Wellington Small Cap Growth Equity Fund) dated as of December 15, 2011.(22)

(51) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small Cap Growth Equity Fund (now known as the MML VIP Wellington Small Cap Growth Equity Fund) dated as of May 1, 2013.(24)

(52) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small Company Value Fund (now known as the MML VIP American Century Small Company Value Fund) dated as of December 15, 2011.(22)

(53) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small Company Value Fund (now known as the MML VIP American Century Small Company Value Fund) dated as of June 1, 2013.(26)

(54) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small Company Value Fund (now known as the MML VIP American Century Small Company Value Fund) dated as of June 1, 2015.(30)

(55) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small/Mid Cap Value Fund dated as of December 15, 2011.(22)

(56) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML Small/Mid Cap Value Fund dated as of June 1, 2015.(30)

(57) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML PIMCO Total Return Fund (also previously known as the MML Total Return Bond Fund and now known as the MML VIP Fidelity Institutional AM® Core Plus Bond Fund) dated as of December 15, 2011.(22)

(58) Amendment to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML PIMCO Total Return Fund (also previously known as the MML Total Return Bond Fund and now known as the MML VIP Fidelity Institutional AM Core Plus Bond Fund) dated as of June 1, 2013.(26)

(59) Amendment Two to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML PIMCO Total Return Fund (also previously known as the MML Total Return Bond Fund and now known as the MML VIP Fidelity Institutional AM Core Plus Bond Fund) dated as of May 1, 2015.(29)

(60) Amendment Three to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML PIMCO Total Return Fund (also previously known as the MML Total Return Bond Fund and now known as the MML VIP Fidelity Institutional AM Core Plus Bond Fund) dated as of June 1, 2016.(31)

(61) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML American Funds Core Allocation Fund (now known as the MML VIP American Funds 65/35 Allocation Fund) dated as of December 15, 2011.(22)

(62) Amendment One to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML American Funds Core Allocation Fund (now known as the MML VIP American Funds 65/35 Allocation Fund) dated as of January 1, 2016.(30)

(63) Investment Management Agreement between the Trust and MML Advisers relating to the MML VIP American Funds 80/20 Allocation Fund dated as of April 24, 2026 is filed herein as Exhibit D(63).

(64) Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML American Funds Growth Fund (now known as the MML VIP American Funds Growth Fund) dated as of December 15, 2011.(22)

(65) Amendment One to Investment Management Agreement between the Trust and MassMutual (assigned to MML Advisers on April 1, 2014) relating to the MML American Funds Growth Fund (now known as the MML VIP American Funds Growth Fund) dated as of January 1, 2016.(30)

(66) Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund (now known as the MML VIP T. Rowe Price Blue Chip Growth Fund) dated as of February 1, 2017.(31)

(67) Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund (now known as the MML VIP T. Rowe Price Blue Chip Growth Fund) dated as of February 1, 2017.(31)

(68) Amendment One to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund (now known as the MML VIP T. Rowe Price Blue Chip Growth Fund) dated as of October 1, 2017.(33)

(69) Amendment Two to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund (now known as the MML VIP T. Rowe Price Blue Chip Growth Fund) dated as of April 1, 2019.(36)

(70) Amendment Three to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund (now known as the MML VIP T. Rowe Price Blue Chip Growth Fund) dated as of May 1, 2021.(40)

(71) Amendment Four to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund (now known as the MML VIP T. Rowe Price Blue Chip Growth Fund) dated as of July 1, 2023.(44)

(72) Amendment Five to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Blue Chip Growth Fund (now known as the MML VIP T. Rowe Price Blue Chip Growth Fund) dated as of April 24, 2026.(46)

(73) Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund (now known as the MML VIP T. Rowe Price Equity Income Fund) dated as of February 1, 2017.(31)

(74) Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund (now known as the MML VIP T. Rowe Price Equity Income Fund) dated as of February 1, 2017.(31)

(75) Amendment #1 to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund (now known as the MML VIP T. Rowe Price Equity Income Fund) dated as of March 28, 2017.(32)

(76) Amendment Two to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund (now known as the MML VIP T. Rowe Price Equity Income Fund) dated as of October 1, 2017.(33)

(77) Amendment Three to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund (now known as the MML VIP T. Rowe Price Equity Income Fund) dated as of January 1, 2019.(35)

(78) Amendment Four to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Equity Income Fund (now known as the MML VIP T. Rowe Price Equity Income Fund) dated as of April 24, 2026.(46)

(79) Investment Subadvisory Agreement between MML Advisers and BlackRock Investment Management, LLC relating to the MML Equity Index Fund (now known as the MML VIP BlackRock Equity Index Fund) dated as of April 25, 2025.(45)

(80) Amendment One to Investment Subadvisory Agreement between MML Advisers and BlackRock Investment Management, LLC relating to the MML Equity Index Fund (now known as the MML VIP BlackRock Equity Index Fund) dated as of April 24, 2026 is filed herein as Exhibit D(80).

(81) Investment Subadvisory Agreement between MML Advisers and Wellington Management Company LLP relating to the MML Focused Equity Fund dated as of May 1, 2017.(32)

(82) Investment Subadvisory Agreement between MML Advisers and Thompson, Siegel & Walmsley LLC relating to the MML Foreign Fund dated as of January 23, 2023 (42)

(83) Investment Subadvisory Agreement between MML Advisers and Invesco Advisers, Inc. relating to the MML Fundamental Equity Fund (now known as the MML VIP Invesco Main Street Equity Fund) dated as of March 2, 2020.(37)

(84) Amendment One to Investment Subadvisory Agreement between MML Advisers and Invesco Advisers, Inc. relating to the MML Fundamental Equity Fund (now known as the MML VIP Main Street Equity Fund) dated as of April 25, 2025.(45)

(85) Amendment Two to Investment Subadvisory Agreement between MML Advisers and Invesco Advisers, Inc. relating to the MML Fundamental Equity Fund (now known as the MML VIP Main Street Equity Fund) dated as of April 24, 2026.(46)

(86) Investment Subadvisory Agreement between MML Advisers and Invesco Advisers, Inc. relating to the MML Global Fund (now known as the MML VIP Invesco Global Fund) dated as of April 25, 2025.(45)

(87) Amendment One to Investment Subadvisory Agreement between MML Advisers and Invesco Advisers, Inc. relating to the MML Global Fund (now known as the MML VIP Invesco Global Fund) dated as of April 24, 2026.(46)

(88) Investment Subadvisory Agreement between MML Advisers and American Century Investment Management, Inc. relating to the MML Sustainable Equity Fund dated as of April 29, 2022.(41)

(89) Investment Subadvisory Agreement between MML Advisers and Barrow, Hanley, Mewhinney & Strauss, LLC relating to the MML Income & Growth Fund dated as of November 17, 2020.(39)

(90) Investment Subadvisory Agreement between MML Advisers and Massachusetts Financial Services Company relating to the MML International Equity Fund (now known as the MML VIP MFS International Equity Fund) dated as of November 1, 2021.(40)

(91) Side Letter to Investment Subadvisory Agreement between MML Advisers and Massachusetts Financial Services Company relating to the MML International Equity Fund (now known as the MML VIP MFS International Equity Fund) dated as of November 1, 2021.(40)

(92) Amendment One to Investment Subadvisory Agreement between MML Advisers and Massachusetts Financial Services Company relating to the MML International Equity Fund (now known as the MML VIP MFS International Equity Fund) dated as of October 1, 2025.(46)

(93) Amendment Two to Investment Subadvisory Agreement between MML Advisers and Massachusetts Financial Services Company relating to the MML International Equity Fund (now known as the MML VIP MFS International Equity Fund) dated as of November 14, 2025.(46)

(94) Investment Subadvisory Agreement between MML Advisers and Loomis, Sayles & Company, L.P. relating to the MML Large Cap Growth Fund (now known as the MML VIP Loomis Sayles Large Cap Growth Fund) dated as of December 7, 2016.(31)

(95) Amendment One to Investment Subadvisory Agreement between MML Advisers and Loomis, Sayles & Company, L.P. relating to the MML Large Cap Growth Fund (now known as the MML VIP Loomis Sayles Large Cap Growth Fund) dated as of October 1, 2021.(40)

(96) Amendment Two to Investment Subadvisory Agreement between MML Advisers and Loomis, Sayles & Company, L.P. relating to the MML Large Cap Growth Fund (now known as the MML VIP Loomis Sayles Large Cap Growth Fund) dated as of November 14, 2025.(46)

(97) Investment Subadvisory Agreement between MML Advisers and J.P. Morgan Investment Management Inc. relating to the MML VIP JPMorgan U.S. Research Enhanced Equity Fund dated as of April 24, 2026 is filed herein as Exhibit D(97).

(98) Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Mid Cap Growth Fund (now known as the MML VIP T. Rowe Price Mid Cap Growth Fund) dated as of February 1, 2017.(31)

(99) Side Letter to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Mid Cap Growth Fund (now known as the MML VIP T. Rowe Price Mid Cap Growth Fund) dated as of February 1, 2017.(31)

(100) Amendment One to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Mid Cap Growth Fund (now known as the MML VIP T. Rowe Price Mid Cap Growth Fund) dated as of January 1, 2022.(44)

(101) Amendment Two to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Mid Cap Growth Fund (now known as the MML VIP T. Rowe Price Mid Cap Growth Fund) dated as of March 7, 2022.(44)

(102) Amendment 3A to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Mid Cap Growth Fund (now known as the MML VIP T. Rowe Price Mid Cap Growth Fund) dated as of September 1, 2025 is filed herein as Exhibit D(102).

(103) Amendment Three to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML Mid Cap Growth Fund (now known as the MML VIP T. Rowe Price Mid Cap Growth Fund) dated as of April 24, 2026.(46)

(104) Investment Subadvisory Agreement between T. Rowe Price Associates, Inc. and T. Rowe Price Investment Management, Inc. relating to the MML Mid Cap Growth Fund (now known as the MML VIP T. Rowe Price Mid Cap Growth Fund) dated as of March 7, 2022.(44)

(105) Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and American Century Investment Management, Inc. relating to the MML Mid Cap Value Fund (now known as the MML VIP American Century Mid Cap Value Fund) dated as of June 1, 2012.(23)

(106) Amendment One to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and American Century Investment Management, Inc. relating to the MML Mid Cap Value Fund (now known as the MML VIP American Century Mid Cap Value Fund) dated as of June 1, 2016.(31)

(107) Amendment Two to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and American Century Investment Management, Inc. relating to the MML Mid Cap Value Fund (now known as the MML VIP American Century Mid Cap Value Fund) dated as of June 20, 2019.(37)

(108) Amendment Three to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and American Century Investment Management, Inc. relating to the MML Mid Cap Value Fund (now known as the MML VIP American Century Mid Cap Value Fund) dated as of November 14, 2025.(46)

(109) Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Wellington Management Company, LLP (now known as Wellington Management Company LLP) relating to the MML Small Cap Growth Equity Fund (now known as the MML VIP Wellington Small Cap Growth Equity Fund) dated as of December 6, 2011.(21)

(110) Amendment One to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Wellington Management Company, LLP (now known as Wellington Management Company LLP) relating to the MML Small Cap Growth Equity Fund (now known as the MML VIP Wellington Small Cap Growth Equity Fund) dated as of October 1, 2020.(39)

(111) Amendment Two to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Wellington Management Company, LLP (now known as Wellington Management Company LLP) relating to the MML Small Cap Growth Equity Fund (now known as the MML VIP Wellington Small Cap Growth Equity Fund) dated as of January 1, 2024.(45)

(112) Amendment Three to Investment Subadvisory Agreement between MassMutual (assigned to MML Advisers on April 1, 2014) and Wellington Management Company, LLP (now known as Wellington Management Company LLP) relating to the MML Small Cap Growth Equity Fund (now known as the MML VIP Wellington Small Cap Growth Equity Fund) dated as of April 24, 2026.(46)

(113) Investment Subadvisory Agreement between MML Advisers and American Century Investment Management, Inc. relating to the MML Small Company Value Fund (now known as the MML VIP American Century Small Company Value Fund) dated as of November 1, 2021.(40)

(114) Amendment One to Investment Subadvisory Agreement between MML Advisers and American Century Investment Management, Inc. relating to the MML Small Company Value Fund (now known as the MML VIP American Century Small Company Value Fund) dated as of November 14, 2025.(46)

(115) Investment Subadvisory Agreement between MML Advisers and AllianceBernstein L.P. relating to the MML Small/Mid Cap Value Fund dated as of November 13, 2019.(37)

(116) Amendment One to Investment Subadvisory Agreement between MML Advisers and Alliance Bernstein L.P. relating to the MML Small/Mid Cap Value Fund dated as of April 1, 2023 (42).

(117) Amendment Two to Investment Subadvisory Agreement between MML Advisers and Alliance Bernstein L.P. relating to the MML Small/Mid Cap Value Fund dated as of July 1, 2024.(46)

(118) Investment Subadvisory Agreement between MML Advisers and FIAM LLC relating to the MML VIP Fidelity Institutional AM Core Plus Bond Fund dated as of November 14, 2025.(46)

(119) Instrument of Assignment between MassMutual and MML Advisers dated as of April 1, 2014.(27)

Exhibit E:

Distribution Agreement between the Trust and MML Distributors, LLC dated as of August 15, 2008.(8)

Exhibit F:

Amended and Restated Deferred Compensation Plan for Trustees of the Trust dated as of January 1, 2009.(11)

Exhibit G:

(1) Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) dated as of January 1, 2008.(6)

(2) Second Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of January 1, 2011.(20)

(3) Third Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of September 16, 2013.(25)

(4) Fourth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of April 1, 2014.(27)

(5) Sixth Amendment to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of December 1, 2021.(40)

(6) Appendix A to the Amended, Restated and Consolidated Custodian Agreement between the Trust and State Street dated as of April 24, 2026 is filed herein as Exhibit G(6).

(7) Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of January 1, 2008.(33)

(8) Second Amendment to the Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of December 1, 2021.(40)

(9) Appendix A to the Amended, Restated and Consolidated Delegation Agreement between the Trust and State Street dated as of April 24, 2026 is filed herein as Exhibit G(9).

Exhibit H:

(1) Amended and Restated Administrative and Shareholder Services Agreement between MML Advisers and the Trust dated as of May 1, 2015.(29)

(2) Amendment to the Amended and Restated Administrative and Shareholder Services Agreement between MML Advisers and the Trust dated as of December 16, 2020.(39)

(3) Amendment to the Amended and Restated Administrative and Shareholder Services Agreement between MML Advisers and the Trust dated as of April 24, 2026 is filed herein as Exhibit H(3).

(4) Sub-Administration Agreement between MML Advisers and State Street dated as of April 1, 2014.(27)

(5) Amendment 1 to the Sub-Administration Agreement between MML Advisers and State Street dated as of July 14, 2015.(30)

(6) Amendment 3 to the Sub-Administration Agreement between MML Advisers and State Street dated as of December 13, 2018.(35)

(7) Amendment 5 to the Sub-Administration Agreement between MML Advisers and State Street dated as of December 1, 2021.(40)

(8) Amendment 6 to the Sub-Administration Agreement between MML Advisers and State Street dated as of January 1, 2025.(44)

(9) Appendix A to the Sub-Administration Agreement between MML Advisers and State Street dated as of April 24, 2026 is filed herein as Exhibit H(9).

(10) Amended and Restated Sub-Administrative Services and Shareholder Services Agreement between MML Advisers and MassMutual dated as of January 9, 2015.(28)

(11) Amendment to the Amended and Restated Sub-Administrative Services and Shareholder Services Agreement between MML Advisers and MassMutual dated as of April 25, 2025.(45)

(12) Form of Amendment to the Amended and Restated Sub-Administrative Services and Shareholder Services Agreement between MML Advisers and MassMutual dated as of [               ] is filed herein as Exhibit H(12).

(13) Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of July 31, 2012.(33)

(14) First Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of August 15, 2012.(33)

(15) Eighth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of August 10, 2016.(33)

(16) Eleventh Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of December 8, 2017.(33)

(17) Fifteenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of April 4, 2019.(36)

(18) Seventeenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of June 29, 2020.(39)

(19) Nineteenth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of December 1, 2021.(40)

(20) Twentieth Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of July 1, 2024.(44)

(21) Twenty-First Amendment to the Second Amended and Restated Securities Lending Agency Agreement between the Trust and State Street dated as of April 25, 2025.(45)

(22) Master Repurchase Agreement between the Trust and State Street dated as of January 1, 2008.(33)

(23) First Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of November 25, 2014.(33)

(24) Second Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of September 20, 2016.(33)

(25) Third Amendment to the Master Repurchase Agreement between the Trust and State Street dated as of November 1, 2021.(40)

(26) Schedule VII.A to the Master Repurchase Agreement between the Trust and State Street dated as of April 24, 2026 is filed herein as Exhibit H(26).

(27) Fixed Income Clearing Corporation Sponsored Membership Agreement between the Trust, on behalf of each Fund other than the MML VIP American Funds 80/20 Allocation Fund, the Fixed Income Clearing Corporation, and State Street dated as of October 10, 2017.(33)

(28) Fixed Income Clearing Corporation Sponsored Membership Agreement between the Trust, on behalf of the MML VIP American Funds 80/20 Allocation Fund, the Fixed Income Clearing Corporation, and State Street dated as of April 20, 2026 is filed herein as Exhibit H(28).

(29) Amended and Restated Reimbursement and Security Agreement between the Trust and State Street dated as of December 1, 2021.(41)

(30) Investment Company Portfolio Joinder Agreement between the Trust, on behalf of the MML VIP American Funds 80/20 Allocation Fund, and State Street dated as of April 17, 2026 is filed herein as Exhibit H(30).

(31) Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of November 17, 2005.(5)

(32) First Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of November 17, 2005.(7)

(33) Second Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of August 26, 2008.(13)

(34) Third Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of April 9, 2010.(18)

(35) Fourth Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of July 23, 2010.(18)

(36) Fifth Amendment to the Participation Agreement among the Trust, MassMutual, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of August 28, 2012.(23)

(37) Sixth Amendment to the Participation Agreement among the Trust, MassMutual, MML Advisers, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of April 1, 2014.(27)

(38) Seventh Amendment to the Participation Agreement among the Trust, MassMutual, MML Advisers, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of August 11, 2015.(30)

(39) Eighth Amendment to the Participation Agreement among the Trust, MassMutual, MML Advisers, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of February 20, 2020.(37)

(40) Ninth Amendment to the Participation Agreement among the Trust, MassMutual, MML Advisers, MML Bay State Life Insurance Company, and C.M. Life Insurance Company dated as of June 2, 2021.(40)

(41) Participation Agreement among the Trust, MassMutual, American Funds Insurance Series, and Capital Research and Management Company dated as of August 15, 2008.(18)

(42) First Amendment to the Participation Agreement among the Trust, MassMutual, American Funds Insurance Series, and Capital Research and Management Company dated as of March 17, 2017.(32)

(43) Second Amendment to the Participation Agreement among the Trust, MassMutual, American Funds Insurance Series, and Capital Research Management Company dated as of March 31, 2026 is filed herein as a Exhibit H(43).

(44) Rule 12d1-4 Fund of Funds Investment Agreement between the Trust, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), AIM Investment Funds (Invesco Investment Funds), and AIM Investment Securities Funds (Invesco Investment Securities Funds) dated as of January 19, 2022.(41)

(45) Amendment One to Rule 12d1-4 Fund of Funds Investment Agreement between the Trust, AIM Variable Insurance Funds (Invesco Variable Insurance Funds), AIM Investment Funds (Invesco Investment Funds), and AIM Investment Securities Funds (Invesco Investment Securities Funds) dated as of August 1, 2025.(46)

(46) Rule 12d1-4 Fund of Funds Investment Agreement between the Trust and PIMCO Variable Insurance Trust dated as of September 21, 2022 (42).

(47) Fund of Funds Investment Agreement between the Trust, MML Advisers, American Funds Insurance Series, and Capital Management and Research Company dated as of January 19, 2022 (42).

(48) Amendment No. 1 to Fund of Funds Investment Agreement between the Trust, MML Advisers, American Funds Insurance Series, and Capital Management and Research Company dated as of November 14, 2025.(46)

(49) Amendment No. 2 to Fund of Funds Investment Agreement between the Trust, MML Advisers, American Funds Insurance Series, and Capital Management and Research Company dated as of April 24, 2026.(46)

(50) Rule 12d1-4 Fund of Funds Investment Agreement between the Trust and Variable Insurance Products Fund II dated as of April 14, 2025.(45)

(51) Expense Limitation Agreement between the Trust and MML Advisers with respect to the MML VIP American Century Small Company Value Fund, MML VIP American Funds 80/20 Allocation Fund, MML VIP Invesco Global Fund, MML VIP Loomis Sayles Large Cap Growth Fund, MML VIP MFS International Equity Fund, MML VIP T. Rowe Price Equity Income Fund, MML VIP T. Rowe Price Mid Cap Growth Fund, and MML VIP Wellington Small Cap Growth Equity Fund dated as of April 24, 2026 is filed herein as Exhibit H(51).

Exhibit I:

(1) Opinion of counsel as to the legality of shares being registered for MML Equity Index Fund (now known as the MML VIP BlackRock Equity Index Fund.(38)

(2) Opinion of counsel as to the legality of shares being registered for the MML Small Cap Growth Equity Fund (now known as the MML VIP Wellington Small Cap Growth Equity Fund).(38)

(3) Opinion of counsel as to the legality of shares being registered for MML Large Cap Value Fund (now known as the MML VIP JPMorgan U.S. Research Enhanced Equity Fund).(2)

(4) Opinion of counsel as to the legality of shares being registered for MML Equity Income Fund (now known as the MML VIP T. Rowe Price Equity Income Fund), MML Income & Growth Fund, MML Growth & Income Fund (now known as the MML Sustainable Equity Fund), MML Blue Chip Growth Fund (now known as the MML VIP T. Rowe Price Blue Chip Growth Fund), MML Large Cap Growth Fund (now known as the MML VIP Loomis Sayles Large Cap Growth Fund), MML Mid Cap Value Fund (now known as the MML VIP American Century Mid Cap Value Fund), MML Mid Cap Growth Fund (now known as the MML VIP T. Rowe Price Mid Cap Growth Fund), MML Small Cap Value Fund (now known as the MML Small/Mid Cap Value Fund), MML Global Fund (now known as the MML VIP Invesco Global Fund), and MML Foreign Fund.(3)

(5) Opinion of counsel as to the legality of shares being registered for MML Conservative Allocation Fund (now known as the MML VIP Conservative Allocation Fund), MML Balanced Allocation Fund (now known as the MML VIP Balanced Allocation Fund, MML Moderate Allocation Fund (now known as the MML VIP Moderate Allocation Fund), MML Growth Allocation Fund (now known as the MML VIP Growth Allocation Fund), and MML Aggressive Allocation Fund (now known as the MML VIP Aggressive Allocation Fund).(5)

(6) Opinion of counsel as to the legality of Service Class and Service Class I shares.(8)

(7) Opinion of counsel as to the legality of shares being registered for MML American Funds Growth Fund (now known as the MML VIP American Funds Growth Fund) and MML American Funds Core Allocation Fund (now known as the MML VIP American Funds 65/35 Allocation Fund).(9)

(8) Opinion of counsel as to the legality of shares being registered for MML Small Company Value Fund (now known as the MML VIP American Century Small Company Value Fund).(12)

(9) Opinion of counsel as to the legality of shares being registered for MML PIMCO Total Return Fund (now known as the MML VIP Fidelity Institutional AM Core Plus Bond Fund).(17)

(10) Opinion of counsel as to the legality of shares being registered for MML Focused Equity Fund and MML Fundamental Growth Fund (now known as the MML Invesco Main Street Equity Fund).(21)

(11) Opinion of counsel as to the legality of shares being registered for MML International Equity Fund (now known as the MML VIP MFS International Equity Fund).(26)

(12) Opinion of counsel as to the legality of shares being registered for MML VIP American Funds 80/20 Allocation Fund is filed herein as Exhibit I(12).

Exhibit J:

(1) Consent of Deloitte & Touche LLP is filed herein as Exhibit J(1).

(2) Power of Attorney for Nabil N. El-Hage(43)

(3) Power of Attorney for Maria D. Furman(43)

(4) Power of Attorney for R. Bradford Malt(42).

(5) Power of Attorney for C. Ann Merrifield(43)

(6) Power of Attorney for Clifford M. Noreen(43)

(7) Power of Attorney for Cynthia R. Plouché(42).

(8) Power of Attorney for Jason J. Price(42).

(9) Power of Attorney for Douglas Steele is filed herein at Exhibit J(9).

(10) Power of Attorney for Susan B. Sweeney(43)

Exhibit K:

Not Applicable.

Exhibit L:

Not Applicable.

Exhibit M:

(1) Service Class and Service Class I Distribution and Services Plan dated as of August 15, 2008.(8)

(2)	Amended Schedule A to Service Class and Service Class I Distribution and Services Plan dated as of April 24, 2026 is filed herein as Exhibit M(2).

Exhibit N:

(1)	Amended and Restated Rule 18f-3 Plan dated as of June 17, 2020.(39)

(2)	Amended Schedule A to Amended and Restated Rule 18f-3 Plan dated as of April 24, 2026 is filed herein as Exhibit N(2).

Exhibit O:

Reserved.

Exhibit P:

(1) Code of Ethics for the Trust, MML Advisers, and MML Distributors, LLC dated as of October 25, 2023.(43)

(2) Code of Ethics for AllianceBernstein L.P. dated as of February 2026 is filed herein as Exhibit P(2).

(3) Code of Ethics for American Century Investment Management, Inc. dated as of February 19, 2026 is filed herein as Exhibit P(3).

(4) Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC dated as of March 11, 2026 is filed herein as Exhibit P(4).

(5) Code of Ethics for BlackRock Investment Management, LLC dated as of October 30, 2025 is filed herein as Exhibit P(5).

(6) Code of Ethics for Capital Research and Management Company dated as of May 2025 is filed herein as Exhibit P(6).

(7) Code of Ethics FIAM LLC dated as of 2026 is filed herein as Exhibit P(7).

(8) Code of Ethics for Invesco Advisers, Inc. dated as of January 2026.(46)

(9) Code of Ethics for J.P. Morgan Investment Management Inc. dated as of August 29, 2025.(46)

(10) Code of Ethics for Loomis, Sayles & Company, L.P. dated as of December 2025 is filed herein as Exhibit P(10).

(11) Code of Ethics for Massachusetts Financial Services Company dated as of January 1, 2026 is filed herein as Exhibit P(11).

(12) Code of Ethics for Thompson, Siegel & Walmsley LLC dated as of September 15, 2025 is filed herein as Exhibit P(12).

(13) Code of Ethics for T. Rowe Price Associates, Inc. and its affiliates dated as of July 1, 2025.(46)

(14) Code of Ethics for Wellington Management Company LLP dated as of February 2, 2026 is filed herein as Exhibit P(14).

(1)	Intentionally omitted.

(2)	Incorporated by reference as Exhibit I(4) to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on May 1, 2000.

(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 to the Registration Statement filed via EDGAR on April 28, 2006.

(4)	Intentionally omitted.

(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 62 to the Registration Statement filed via EDGAR on August 22, 2007.

(6)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 63 to the Registration Statement filed via EDGAR on February 21, 2008.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 64 to the Registration Statement filed via EDGAR on April 30, 2008.

(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 67 to the Registration Statement filed via EDGAR on August 13, 2008.

(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 68 to the Registration Statement filed via EDGAR on August 13, 2008.

(10)	Intentionally omitted.

(11)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 70 to the Registration Statement filed via EDGAR on February 23, 2009.

(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 71 to the Registration Statement filed via EDGAR on February 25, 2009.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 72 to the Registration Statement filed via EDGAR on April 30, 2009.

(14)	Intentionally omitted.

(15)	Intentionally omitted.

(16)	Intentionally omitted.

(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 77 to the Registration Statement filed via EDGAR on August 9, 2010.

(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 78 to the Registration Statement filed via EDGAR on March 2, 2011.

(19)	Intentionally omitted.

(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 81 to the Registration Statement filed via EDGAR on September 22, 2011.

(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 82 to the Registration Statement filed via EDGAR on December 6, 2011.

(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 84 to the Registration Statement filed via EDGAR on March 2, 2012.

(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 87 to the Registration Statement filed via EDGAR on March 1, 2013.

(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 88 to the Registration Statement filed via EDGAR on April 30, 2013.

(25)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 90 to the Registration Statement filed via EDGAR on October 17, 2013.

(26)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 91 to the Registration Statement filed via EDGAR on December 30, 2013.

(27)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 93 to the Registration Statement filed via EDGAR on May 1, 2014.

(28)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 95 to the Registration Statement filed via EDGAR on February 27, 2015.

(29)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 96 to the Registration Statement filed via EDGAR on May 1, 2015.

(30)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 98 to the Registration Statement filed via EDGAR on April 28, 2016.

(31)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 100 to the Registration Statement filed via EDGAR on March 2, 2017.

(32)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 101 to the Registration Statement filed via EDGAR on April 28, 2017.

(33)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 103 to the Registration Statement filed via EDGAR on March 2, 2018.

(34)	Intentionally omitted.

(35)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 106 to the Registration Statement filed via EDGAR on March 1, 2019.

(36)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 107 to the Registration Statement filed via EDGAR on April 30, 2019.

(37)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 109 to the Registration Statement filed via EDGAR on March 2, 2020.

(38)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 110 to the Registration Statement filed via EDGAR on April 30, 2020.

(39)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 111 to the Registration Statement filed via EDGAR on April 30, 2021.

(40)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 113 to the Registration Statement filed via EDGAR on March 2, 2022.

(41)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 114 to the Registration Statement filed via EDGAR on April 30, 2022.

(42)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 115 to the Registration Statement filed via EDGAR on April 28, 2023.
(43)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 116 to the Registration Statement filed via EDGAR on April 30, 2024.

(44)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 117 to the Registration Statement filed via EDGAR on February 24, 2025.

(45)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 118 to the Registration Statement filed via EDGAR on April 24, 2025.

(46)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 119 to the Registration Statement filed via EDGAR on February 6, 2026.

Item 29.	Persons Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years.

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock or other ownership interests. In addition, MassMutual may be deemed to control one or more investment pools not listed below and managed or sponsored by MassMutual or its affiliates, through direct or indirect ownership of shares or other interests in such investment pools.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

3.	CM Life Mortgage Lending LLC (March 16, 2023), a Delaware limited liability company formed to hold investments.

B.	MML Distributors, LLC (November 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual – 99% and MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (November 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (December 31, 1981), a Massachusetts limited liability company which operates as a securities broker-dealer and federally covered investment advisor.

a.	MML Insurance Agency, LLC (November 16, 1990), a Massachusetts limited liability company which operates as an insurance broker.

2.	MassMutual Assignment Company (October 4, 2000), a North Carolina corporation which operated a structured settlement business.

3.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

4.	LifeScore Labs, LLC (previously, Society of Grownups, LLC) (April 15, 2014), a Massachusetts limited liability company.

5.	MassMutual Ventures Holding LLC (March 26, 2018), a Delaware limited liability company formed to hold mandate investment vehicles.

a.	Crane APAC I LP (August 22, 2025), a United Kingdom a private fund limited partnership. MassMutual owns 100% limited partnership interest. This entity is managed by a third party; MassMutual does not control or consolidate this entity.

b.	MassMutual Ventures US I LLC (formerly, MassMutual Ventures LLC) (June 10, 2014), a Delaware limited liability company that will hold investments.

c.	MassMutual Ventures US II LLC (April 17, 2018), a Delaware limited liability company that will hold investments.

d.	MassMutual Ventures US III LLC (May 21, 2020), a Delaware limited liability company that will hold investments.
e.	MassMutual Ventures UK LLC (July 12, 2018), a Delaware limited liability company formed to hold investment mandates in the United Kingdom.

f.	MassMutual Ventures Southeast Asia I LLC (September 25, 2018), a Delaware company that holds investments.

g.	MassMutual Ventures Southeast Asia II LLC (December 12, 2019), a Delaware limited liability company that holds investments.

h.	MassMutual Ventures Management LLC (April 4, 2018), a Delaware limited liability company that will serve as the investment manager for US-based mandate investment vehicles.

1.)	MassMutual Ventures SEA Management Private Limited (June 20, 2018), a Singapore company formed to provide investment advisory services to its affiliated company in the U.S.

a.)	MMV UK/SEA Limited (May 23, 2023), a company established in England and Wales to perform activities related to venture capital work.

b.)	MassMutual Ventures India Private Limited (January 10, 2024), an India company that supports and facilitates growth of the MMV Europe/APAC business in India.

6.	MM Rothesay Holdco US LLC (September 24, 2013), a Delaware limited liability company that holds shares in Rothesay Limited.

7.	Fern Street LLC (April 11, 2013), a Delaware limited liability company.

8.	Sleeper Street LLC (October 4, 2019), a Delaware limited liability company that will hold certain investments and invest in a portfolio of private equity assets.

9.	MM Catalyst Fund LLC (November 25 2020), a Delaware limited liability company that holds investments.

10.	MM Catalyst Fund II LLC (February 6, 2023), a Delaware limited liability company that holds investments.

11.	MM Asset Management Holding LLC (November 29, 2011), a Delaware limited liability company that acts as a holding company for certain asset managers.
a.	Barings LLC (July 5, 1940), a Delaware limited liability company which operates as an investment adviser.

1.)	Barings Securities LLC (July 1, 1994), a Delaware limited liability company which operates as a securities broker-dealer.

2.)	Barings Guernsey Limited (February 20, 2001), an investment management company organized under the laws of Guernsey.

a.)	Barings Europe Limited (June 5, 2017), a company organized under the laws of England and Wales.

i.	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

aa. Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

bb. Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

cc. Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

dd. Barings European Core Property Fund GP Sàrl (October 29, 2015), a special-purpose company organized in Luxembourg that serves as a general partner of a European real estate equity fund.

ee. Barings BME GP Sàrl (July 31, 2020), a company organized under the laws of England and Wales that serves as a general partner.

ff. Barings GPLF4(S) GP Sàrl (March 18, 2021), a company incorporated under the laws of Luxembourg that serves as a General Partner.

ii.	Barings Italy S.r.l. (July 23, 2019 ), an operating company incorporated under the laws of Italy.

iii.	Barings Sweden AB (July 16, 2019 ), an operating company incorporated under the laws of Sweden.

iv.	Barings Asset Management Spain SL (October 13, 2019), an operating company incorporated under the laws of Spain.

v.	Barings Netherlands B.V. (December 5, 2019), an operating company incorporated under the laws of the Netherlands.

vi.	Barings GmbH (formerly Barings Real Estate GmbH) (January 8, 2014), a German limited liability company that provides transaction and asset management services for all types of real estate and retail property, in addition to development and refurbishment services for office, retail, industrial and residential assets.

vii.	Barings (U.K.) Limited (January 4, 1995), an institutional debt-fund manager organized under the laws of England and Wales.

viii.	Baring France SAS (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

ix.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

x.	Barings Switzerland Sàrl (December 18, 2013), an operating company established under the laws of Switzerland.

3.)	Barings Real Estate Advisers, Inc. (May 11, 2004), a Delaware corporation that holds a “corporation” real estate license.
4.)	Barings Real Estate Acquisitions LLC (January 10, 2022), a Delaware limited liability company.

5.)	BMC Holdings DE LLC (March 29, 2013), a Delaware limited liability company.

6.)	Barings Finance LLC (December 12, 2012), a Delaware limited liability company formed to invest in securities of U.S. middle market companies.

a.)	BCF Europe Funding Limited (August 27, 2013), a company formed in the Republic of Ireland to invest in securities.
b.)	BCF Senior Funding I LLC (August 28, 2013), a limited liability company formed under the laws of the State of Delaware to invest in securities.
c.)	BCF Senior Funding I Designated Activity Company (January 20, 2016), a company formed in the Republic of Ireland to invest in securities.
7.)	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

a.)	Barings Japan Limited (January 13, 1986), a company organized in Japan that is registered as a Financial Business Operator (Registration No. 396-KLFB) for Type II Financial Instruments Business, Investment Advisory and Agency Business, and Investment Management Business with the Financial Services Agency in Japan under the Financial Instruments and Exchange Act (Act No. 25 of 1948).

b.)	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.
c.)	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

i.	Baring Asset Management Korea Limited, a regulated Korean company that engages in the business of asset management, business administration and investment advisory services.
ii.	Barings Investment Management (Shanghai) Limited (August 3, 2018) is an operating company established under Chinese law.

aa. Barings Overseas Investment Fund Management (Shanghai) Limited (August 22, 2018) serves as the distributor in China.

d.)	Barings Singapore Pte. Ltd. (November 16, 2020), an operating company established under the laws of Singapore.
i.	Barings Real Estate Investment Japan Limited (July 31, 2025), a company organized in Japan that acts as an investment management business.

e.)	Barings Australia Holding Company Pty Ltd (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

i.	Barings Australia Pty Ltd (October 16, 2009), an asset manager for Australian institutional investors.

8.)	Barings Australia Real Estate Holdings Pty Ltd (May 4, 2022), a private limited company established under the laws of Australia that act as a holding company.

a.)	Barings Australia Real Estate Pty Ltd (May 4, 2022), a private limited company established under the laws of Australia.

i.	Barings Australia Property Holdings Pty Ltd (May 5, 2010), an operating company established under the laws of Australia.

aa.) Barings Australia Asset Management Pty Ltd (May 17, 2010), a proprietary limited company established under the laws of Australia. (Not shown on organizational chart.)

bb.) Barings Australia Property Pty Ltd (August 8, 2008), a proprietary limited company established under the laws of Australia. (Not shown on organizational chart.)

9.)	Barings Australia Structured Finance Holdings Pty Ltd (January 11, 2023), a private limited company established under the laws of Australia that acts as a holding company.

a.)	Barings Australia Structured Finance Pty Ltd (January 11, 2023), a private limited company established under the laws of Australia.

i.	Gryphon Capital Partners Pty Ltd (January 2, 2014), a proprietary limited company established under the laws of Australia.

aa.) Gryphon Capital Management Pty Ltd (February 28, 2014), a proprietary limited company established under the laws of Australia.

bb.) Gryphon Capital Investments Pty Ltd (February 28, 2014), a proprietary limited company established under the laws of Australia.

10.)	Barings Real Estate Holdings LLC (October 7, 2021), a Delaware limited liability company that acts as a holding company.

a.)	Artemis Real Estate Partners LLC (August 27, 2009), a Delaware limited liability company that is a real estate investment adviser.

i.	Artemis Real Estate Advisors, LLC (July 25, 2019), a Delaware limited liability company that is a relying adviser.

ii.	Artemis Real Estate Partners Acquisitions I, LLC (March 23, 2010), a Delaware limited liability company that is a special purpose entity for NDAs and non-binding term sheets.

D.	MassMutual Private Wealth & Trust, FSB (January 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MM Private Equity Intercontinental LLC (September 24, 2013), a Delaware limited liability company that invests in certain private equity funds.

H.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

I.	Jefferies Finance LLC (July 26, 2004), a Delaware limited liability company and commercial finance company registered with the SEC as an investment adviser that structures, underwrites and arranges senior secured loans to corporate borrowers and financial sponsors (MassMutual holds 50% voting ownership interest and Jefferies Financial Group Inc. holds 50% voting ownership interest).

1.	Apex Credit Holdings LLC (formerly known as Apex Credit Partners LLC, October 20, 2014), a Delaware limited liability company which holds legacy CLO investments.
2.	JFIN Co-Issuer Corporation (March 13, 2013), a Delaware corporation formed for the purpose of acting as a co-issuer of senior 8 unsecured notes and secured term loans of Jefferies Finance LLC.
3.	Jefferies MM Lending LLC (October 14, 2011), a Delaware limited liability company formed for the purpose of investing in senior secured loans and entering into a warehouse financing through a credit facility with Wells Fargo Bank, N.A.

4.	JFIN LC Fund LLC (February 1, 2016), a Delaware limited liability company formed for the purposes of holding cash collateral and entering into a standby letter of credit fronting facility with Wells Fargo Bank, N.A.

5.	JFIN Revolver Holdings II LLC (May 11, 2018), a Delaware limited liability company formed to hold revolving loan commitments.
6.	JFIN GP Adviser LLC (May 11, 2018), a Delaware limited liability company formed to be an investment adviser and general partner.
7.	JFIN Europe GP, S.à.r.l. (December 18, 2015), a Luxembourg private limited liability company formed as the general partner of Jefferies Finance Europe, SCSp.
a.	Jefferies Finance Europe, S.L.P. (July 20, 2020), an alternative investment fund formed as a professional specialized fund incorporated as a limited partnership governed by articles L.214-162-1 et seq. of the French Monetary and Financial Code, which was established to arrange and invest in European senior secured loans.

b.	Jefferies Finance Europe, SCSp (March 10, 2016), an alternative investment fund formed as a Luxembourg special limited partnership which was established to arrange and invest in European senior secured loans.

8.	Jefferies Finance Business Credit LLC (August 7, 2013), a Delaware limited liability company that acts as a holding company for JFIN Business Credit Fund I LLC.

a.	JFIN Business Credit Fund I LLC (August 7, 2013), a Delaware limited liability company formed for the purpose of investing in asset based revolving loans and entering into warehouse financing through a credit facility with Wells Fargo Capital Finance.

9.	JFIN Funding 2021 LLC (November 5, 2021), a Delaware limited liability company which holds certain loan assets in connection with a master participation.
10.	Jefferies Private Credit BDC Inc. (January 14, 2020), a Maryland corporation that was formed for the purpose of investing in senior secured loans.

11.	JCP Funding 2024 LLC (March 12, 2024), a Delaware limited liability company which was formed to hold loans that will be participated to an investor via a master participation agreement. This entity is wholly owned by Jefferies Finance LLC.

12.	JSPCS MM LLC (July 8, 2024), a Delaware limited liability company formed to manage Jefferies Specialty Private Credit Solutions LLC, a venture intended to provide a financing solution for corporate and sponsor-backed borrowers in the middle market. This entity is wholly owned by Jefferies Finance LLC.

13.	Jefferies Credit Partners LLC (formerly known as JFIN Asset Management LLC) (June 8, 2020), a Delaware limited which is a private credit lending platform and investment adviser registered with the SEC as a relying adviser.

a.	JDLF GP (Europe) S.à.r.l. (November 4, 2022), incorporated and existing under the laws of Luxembourg and was formed as a general partner of a newly formed Luxembourg RAIF. Jefferies Credit Partners LLC is the sole shareholder.

b.	Jefferies Credit Management Holdings LLC (December 8, 2022), a Delaware limited liability company that will be the holding company for a registered investment adviser to business development companies.

c.	Jefferies Direct Lending Europe SCSp SICAV-RAIF (December 9, 2022), incorporated and existing under the laws of Luxembourg and formed for the purpose of investing in senior secured loans. Jefferies Credit Partners LLC is the sole limited partner, but it is intended that limited partner interests will be acquired by third party investors.

d.	Jefferies Credit Management LLC (December 8, 2022), a Delaware limited liability company that will be a registered investment adviser to business development companies.

1.)	JCM GP I LLC (October 6, 2023), a Delaware limited liability company formed for the purpose of acting as the general partner for Saguaro Large Cap Select Fund LP. This entity is 100% owned by Jefferies Credit Management LLC.

2.)	JCM H-2 Credit Fund GP LLC (May 15, 2024), a Delaware limited liability company formed for the purpose of acting as general partner of JCM H-2 Credit Fund GP LP, a Cayman Island company and the general partner of H-2 Credit Fund LP, a Canadian limited partnership. This entity is 100% owned by Jefferies Credit Management LLC.

e.	JCP GP I LLC (October 12, 2023), a Delaware limited liability company formed for the purpose of acting as the general partner for Cardinal Credit Fund. This entity is 100% owned by Jefferies Credit Partners LLC.

f.	JCP Direct Lending CLO 2022 LLC (November 1, 2021), a Delaware limited liability company formed for the purpose of securitizing senior secured middle market loans, and to be managed by Jefferies Credit Partners LLC. MassMutual and MassMutual Ascend Life Insurance Company are investors in the CLO notes, and collectively own 37.47% of the subordinated notes (equity). Jefferies Credit Partners LLC owns 9.9% of the subordinated notes.

g.	JDLF II GP LLC (January 7, 2022), a Delaware limited liability company formed as the holding company for Jefferies Direct Lending Fund II LP. Jefferies Credit Partners LLC is the managing member.

1.)	JDLF II GP LP (January 7, 2022), a Delaware partnership formed as the general partner of Jefferies Direct Lending Fund LP. JFAM GP LLC is the general partner and Jefferies Credit Partners LLC is the limited partner.

a.)	Jefferies Direct Lending Fund II C LP (January 7, 2022), a Delaware partnership formed for the purpose of investing alongside Jefferies Direct Lending Fund II LP in senior secured middle market loans, and to be managed by Jefferies Credit Partners LLC. JDLF II GP LP is the general partner and Jefferies Finance LLC is the limited partner.

i.	Jefferies DLF2 C Holdings LLC (March 28, 2022), a Delaware limited liability company created in connection with a fund leverage facility.

aa.	Jefferies Direct Lending Fund II C SPE LLC (March 28, 2022), a Delaware limited liability company created in connection with a fund leverage facility to be provided by MassMutual.

ii.	Jefferies DLF2 C Holdings-2 LLC (October 11, 2024), a Delaware limited liability company created in connection with a fund leverage facility.
aa.	Jefferies Direct Lending Fund II C SPE-2 LLC (October 11, 2024), a Delaware limited liability company created in connection with a fund leverage facility.

h.	JDLF III GP LLC (January 30, 2024), a Delaware limited liability company formed as the holding company for Jefferies Direct Lending Fund III LP. Jefferies Credit Partners LLC is the managing member.

1.)	JDLF III GP LP (January 30, 2024), a Delaware partnership formed as the general partner of Jefferies Direct Lending Fund III LP. JDLF III GP LLC is the general partner and Jefferies Credit Partners LLC is the limited partner.

a.)	Jefferies Direct Lending Fund III C LP (January 30, 2024), a Delaware partnership formed for the purpose of investing alongside Jefferies Direct Lending Fund III LP in senior secured middle market loans, and to be managed by Jefferies Credit Partners LLC. JDLF III GP LP is the general partner and Jefferies Credit Partners LLC is the limited partner.

i.	Jefferies DLF3 C Holdings LLC (December 3, 2024), a Delaware limited liability company created in connection with a fund leverage facility.

aa. Jefferies Direct Lending Fund III C SPE LLC (December 3, 2024), a Delaware limited liability company created in connection with a fund leverage facility.

i.	JFAM GP LLC (April 13, 2017), a Delaware limited liability company formed as the holding company for Jefferies Direct Lending Fund, LP. Jefferies Credit Partners LLC is the managing member.
1.)	JFAM GP LP (April 13, 2017), a Delaware partnership formed as the general partner of Jefferies Direct Lending Fund, LP. JFAM GP LLC is the general partner, and Jefferies Credit Partners LLC is the limited partner.

a.	Jefferies Direct Lending Fund C LP (November 25, 2019), a Delaware partnership formed for the purpose of investing alongside Jefferies Direct Lending Fund LP in senior secured middle market loans, and to be managed by Jefferies Credit Partners LLC. JFAM GP LP is the general partner, and Jefferies Finance LLC is the limited partner.

i.	Jefferies DLF C Holdings LLC (February 11, 2020), a Delaware limited liability company created in connection with a fund leverage facility.

aa.	Jefferies Direct Lending Fund C SPE LLC (February 11, 2020), a Delaware limited liability company created in connection with a fund leverage facility.

j.	JCP Direct Lending CLO 2023-1 LLC (May 11, 2023), Delaware limited liability company formed for the purpose of securitizing senior secured middle market loans, and to be managed by Jefferies Credit Partners LLC.

1.)	JCP Direct Lending CLO 2023 Ltd. (May 23, 2023), a Jersey Channel Islands private limited company formed for the purpose of securitizing middle market loan assets.

k.	Jefferies M Super Private Credit Fund GP LLC (March 19, 2024), a Delaware limited liability company formed for the purpose of acting as the general partner for Jefferies M Super Private Credit Fund LP. This entity is 100% owned by Jefferies Credit Partners LLC.

l.	Jefferies Credit Partners Europe Limited (September 5, 2024), a private limited company formed in England and Wales, established to be an investment adviser in the UK regulated by the Financial Conduct Authority. This entity is 100% owned by Jefferies Credit Partners LLC.

1.)	Jefferies European Direct Lending Fund GP S.à r.l (December 24, 2025), a Luxembourg limited liability company formed for the purpose of acting as general. This entity is 100% owned by Jefferies Credit Partners Europe Limited.

m.	JCP Congaree Credit Fund GP LLC (April 16, 2025), a Delaware limited liability company formed for the purpose of acting as the general partner for JCP Congaree Credit Fund LP. This entity is 100% owned by Jefferies Credit Partners LLC.

n.	JCP Solaris Credit Fund GP LLC (June 20, 2025), a Delaware limited liability company formed for the purpose of acting as the general partner for JCP Solaris Credit Fund LP. This entity is 100% owned by Jefferies Credit Partners LLC.

o.	Jefferies Credit Partners Structured Solutions Fund GP LLC (August 21, 2025), a Delaware limited liability company formed for the purpose of acting as a general partner. This entity is 100% owned by Jefferies Credit Partners LLC.

p.	Apex Credit Partners LLC (formerly known as Apex Newco LLC) (July 15, 2021), a Delaware limited liability company which is an investment adviser to CLOs and is registered with the SEC as a relying adviser.

1.)	Green SPE LLC (April 16, 2024), a Delaware limited liability company formed to join a Joint Venture with Great Elm Corporation in connection with the contribution of capital to an Apex warehouse.
2.)	Green SPE 2025 LLC (October 1, 2024), a Delaware limited liability company formed to merge the following CLOs: JFIN CLO 2017-II LTD.; JFIN CLO 2017 LTD.; JFIN CLO 2016 LTD.; JFIN CLO 2015-II LTD.; JFIN CLO 2015 LTD.; JFIN CLO 2014-II LTD.; JFIN CLO 2014 LTD.; JFIN CLO 2013 LTD.; JFIN CLO 2012 LTD.

3.)	Apex Credit CLO 13 Ltd. (September 9, 2024), a Cayman Islands Exempted Company. This entity is 54.34% owned by Apex Credit Partners LLC.
4.)	Apex GP I LLC (December 21, 2023), a Delaware limited liability company formed as the general partner of Apex Securitized Income Fund LP.
a.)	Apex Securitized Income Fund LP (December 22, 2023), a Delaware limited partnership formed for the purpose of investing in CLOs and entering into warehouse financing arrangements.

14.	JFIN Revolver SPE1 2022 LLC (March 9, 2022), a Delaware limited liability company formed to hold revolving loan commitments.
15.	JFIN Revolver SPE3 2022 LLC (August 31, 2022), a Delaware limited liability company formed to hold revolving loan commitments.
16.	JFIN Revolver SPE4 2022 LLC (August 31, 2022), a Delaware limited liability company formed to hold revolving loan investments.
17.	JFIN Revolver SPE4 2022 Ltd. (August 31, 2022), a Cayman Islands company formed to hold revolving loan investments.
18.	JCP Private Loan Management GP LLC (March 16, 2023), a Delaware limited liability company formed for the purpose of acting as general partner for a fund established to hold the subordinated tranche of direct lending CLOs.

a.	JCP Private Loan Management LP (March 16, 2023), a Delaware limited partnership formed for the purpose of holding the subordinated tranche of direct lending CLOs.
19.	JF CEI Holdings 1 LLC (December 20, 2024), a Delaware limited liability company formed to hold the equity of JF CEI Holdings 2 LLC. This entity is owned 100% by Jefferies Finance LLC.

a.	JF CEI Holdings 2 LLC CP (December 20, 2024), a Delaware limited liability company formed to hold the equity of Custom Ecology Holdco LLC. This entity is owned 100% by JF CEI Holdings 1 LLC.

J.	Berkshire Way LLC (June 14 2012), a Delaware limited liability company that was formed to invest in emerging market securities on behalf of MassMutual.

K.	MML Strategic Distributors, LLC (June 7, 2013), a Delaware limited liability company that is licensed to act as a broker-dealer.

L.	MML Investment Advisers, LLC (September 24, 2013), a Delaware limited liability company which operates as a federally covered investment adviser.

M.	Pioneers Gate LLC (October 27, 2014), a Delaware limited liability company that was formed to invest in asset-backed securities on behalf of MassMutual.

N.	MML Special Situations Investor LLC (November 17, 2014), a Delaware limited liability company that holds a portion of the limited partner interest in a European investment fund.

O.	Timberland Forest Holding LLC (October 12, 2015), a Delaware limited liability company that acts as a holding company. MassMutual’s ownership is 37% and 63% is held by MassMutual Trad Private Equity LLC.

1.	Lyme Adirondack Forest Company, LLC (April 4, 2006), a Delaware limited liability company that acts as a holding company.

a.	Lyme Adirondack Timber Sales, LLC (December 16, 2016), a Delaware company. (Note: Lyme Adirondack Timber Sales, Inc. merged with and into this company effective December 31, 2016.)

b.	Lyme Adirondack Timberlands I, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

c.	Lyme Adirondack Timberlands II, LLC (August 16, 2006), a Delaware limited liability company that is a property owner.

P.	Insurance Road LLC (May 3, 2017), a Delaware limited liability company that acts as a holding company for companies that hold intellectual property assets and invest in a portfolio of private equity assets.

1.	MassMutual Intellectual Property LLC (May 3, 2017), a Delaware limited liability company that will hold certain intellectual property.

2.	MassMutual Trad Private Equity LLC (May 3, 2017), a Delaware limited liability company that will hold and invest in a portfolio of private equity assets.

3.	Trad Investments I LLC (September 11, 2018), a Delaware limited liability company that will hold and invest in a portfolio of private equity assets.

Q.	MassMutual Mortgage Lending LLC (October 30, 2017), a Delaware limited liability company that will invest in commercial mortgage loans.

R.	MM Copper Hill Road LLC (October 5, 2017), a Delaware limited liability company that has been established to hold certain receivables and to engage in related financing activities.

S.	EM Opportunities LLC (January 16, 2018), a Delaware limited liability company formed to hold a portfolio of high yield, emerging market debt investments.

T.	MassMutual MCAM Insurance Company, Inc. (March 18, 2018), a Vermont captive insurance company that will sell insurance to MassMutual and its subsidiary companies.

U.	CML Global Capabilities (December 2, 2019), a Delaware limited liability company.

V.	MM Global Capabilities I LLC (December 2, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

1.	MassMutual Global Business Services India LLP (December 23, 2019), a limited partnership domiciled in the Republic of India that will provide information technology and information technology enabled services to MassMutual. (Owned 99.8% by MM Global Capabilities I LLC, 0.1% by MM Global Capabilities II LLC and 0.1% by MM Global Capabilities III LLC.)

W.	MM Global Capabilities II LLC (December 2, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.

1.	MM Global Capabilities (Netherlands) B.V. (February 28, 2020), a company domiciled in the Netherlands that will hold ownership interests of MassMutual in India and Romania (MM Global Capabilities I LLC and MM Global Capabilities II LLC are the partners of this company).

a.	MassMutual Global Business Services Romania S.R.L. (March 31, 2020), a company domiciled in Romania that will provide computer programming, consultancy and related activities to MassMutual.

X.	MM Global Capabilities III LLC (December 3, 2019), a Delaware limited liability company that serves as a limited partner and holds ownership shares in MassMutual Global Business Services India LLP.
Y.	MM Investment Holding (September 21, 2020), a Cayman Islands company organized to provide holding company services and financial services for its affiliates.

1.	MML Management Corporation (October 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

a.	MassMutual International Holding MSC, Inc. (January 31, 2001), a Massachusetts corporation.

b.	MassMutual Holding MSC, Inc. (December 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws.

2.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC) is an equipment financing company which provides collateralized lending, financing and leasing services nationwide (owned 99.61% by MM Investment Holding and .39% by C.M. Life Insurance Company.

a.	MMAF Equipment Finance LLC 2019-B (August 23, 2019), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

b.	MMAF Equipment Finance LLC 2020-A (May 27, 2020), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

c.	MMAF Equipment Finance LLC 2022-A (February 24, 2022), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.
d.	MMAF Equipment Finance LLC 2023-A (June 14, 2023), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.
e.	MMAF Equipment Finance LLC 2024-A (November 28, 2023), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

f.	Barings Equipment Finance LLC 2025-A (December 30, 2024), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

g.	Barings Equipment Finance LLC 2025-B (September 25, 2025), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

h.	Barings Equipment Finance LLC (December 30, 2025), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

3.	MMIH Bond Holdings LLC (November 28, 2022), a Delaware limited liability company.

Z.	MML CM LLC (November 10, 2020), a Delaware limited liability company that holds certain investments for MassMutual.

1.	Flourish Holding Company LLC (February 14, 2022), a Delaware limited liability company.

a.	Flourish Insurance Agency LLC (February 18, 2022), a Delaware limited liability company.

b.	Flourish Financial LLC (November 3, 2017), a Delaware limited liability company that is a fintech platform for registered investment advisers.

c.	Flourish Technologies LLC (May 11, 2021), a Delaware limited liability company.

d.	SoraFinance, Inc. (November 8, 2021), a Delaware corporation that acts as an online mortgage broker platform.

AA.	Glidepath Holdings Inc. (February 4, 2021), a Delaware corporation that acts act as a holding company.

1.	MassMutual Ascend Life Insurance Company (December 29, 1961), an Ohio corporation that acts as a life and health insurance company.

a.	Annuity Investors Life Insurance Company (November 13, 1981), an Ohio corporation that acts as a life and health insurance company.
b.	MM Ascend Life Investor Services, LLC (formerly, Great American Advisors, LLC) (December 10, 1993), an Ohio corporation that acts as a broker-dealer.
c.	MM Ascend Mortgage Lending LLC (March 17, 2023), a Delaware limited liability company formed to hold investments.

d.	MM Vine Street LLC (September 26, 2024), a Delaware limited liability company that will hold certain investments.

e.	Counterpointe – Ascend Mortgage Lending LLC (February 20, 2025), a Delaware limited liability company that will hold investments. This company is managed by Counterpointe Investment Management LLC.

f.	Manhattan National Holding Corporation (August 27, 2008), an Ohio Corporation that acts as a holding company.

1.)	Manhattan National Life Insurance Company (May 21, 2014), an Ohio corporation that acts as a life and health insurance company.

BB.	MM/Barings Multifamily TEBS 2020 LLC (April 2, 2020) a Delaware limited liability company that engages in bond and mortgage loan securitization transactions.
CC.	MassMutual Ventures Europe/APAC I GP, LLC (September 28, 2022), a Delaware limited liability company formed to serve as a general partner.
1.	MassMutual Ventures Europe/APAC I GP, L.P. (October 21, 2022), a Cayman Islands exempted limited partnership formed to serve as a general partner. MassMutual Ventures Europe/APAC I GP, LLC.

a.	MassMutual Ventures Europe/APAC I, L.P. (October 21, 2022), a Cayman Islands exempted limited partnership which will hold investments. MassMutual Ventures Europe/APAC I GP, L.P. controls this entity via management or board representation rather than equity ownership.

1.)	MassMutual Ventures Southeast Asia III LLC (January 3, 2022), a Delaware limited liability company that holds investments.
a.)	MMV Digital I LLC (May 18, 2022)), a Cayman Islands company that holds cryptocurrency and crypto-token investments.

DD.	MassMutual Ventures US IV GP, LLC (September 28, 2022), a Delaware limited liability company formed to serve as a general partner. MassMutual is the manager and a 90% Class M limited partner and controls the entity via management/board representation. MassMutual Ascend Life Insurance Company is a 10% Class M Limited Partner.

1.	MassMutual Ventures US IV, L.P. (September 28, 2022), a Delaware limited partnership which will hold investments. MassMutual Ventures US IV GP, LLC I is the General Partner and 0.90% Limited Partner and controls the entity via management/board representation. MassMutual is a 99.10% Limited Partner.

a. MassMutual Ventures US IV LLC (December 8, 2021), a Delaware limited liability company that will hold investments.

EE.	DPI-ACRES Capital LLC (September 16, 2022), a Delaware limited liability company that will hold commercial mortgage loans.
FF.	MMV CTF I GP, LLC (January 30, 2023) a Delaware limited liability company that was formed to act as the general partner of MassMutual Ventures Climate Technology Fund I LP. MassMutual is the Manager and 99% Class M Member and MassMutual Ascend Life Insurance Company is a 1% Class M Member.

1.	MassMutual Ventures Climate Technology Fund I LP (January 30, 2023) a Delaware fund that was formed to hold investments. MMV CTF I GP, LLC is the General Partner and 1% Limited Partner, and controls the entity via management/board representation. MassMutual is the 99% Limited Partner.

GG.	DPI-ARES Mortgage Lending LLC (July 5, 2023) a Delaware limited liability company that will hold commercial loans.

HH.	Counterpointe Sustainable Advisors LLC (April 4, 2023) a Delaware limited liability company that that will engage, directly or indirectly, through one or more subsidiaries, in the origination, acquisition and management of “green” financing products, including commercial property-assessed clean energy (C-PACE) financing, green mortgages, energy service agreements, power purchase agreements and other green financing approved products, and to provide services in connection therewith. MassMutual has a 80.25% ownership interest in this company.

1.	CSA Incentive Holdco LLC (April 6, 2023), a Delaware limited liability company, is an entity owned by Counterpointe Sustainable Advisors LLC (“CSA”). Certain officers, employees and directors of CSA have incentive units in CSA Incentive Holdco LLC (which incentive units mirror the M Units (profits interest units) in CSA). CSA Incentive Holdco LLC is not an operating entity.

2.	CSA Intermediate Holdco LLC (April 4, 2023), a Delaware limited liability company that will engage, directly or indirectly, through one or more subsidiaries, in the origination, acquisition and management of “green” financing products, including commercial property-assessed clean energy (C-PACE) financing, green mortgages, energy service agreements, power purchase agreements and other green financing approved products, and to provide services in connection therewith.

a.	Counterpointe Trust Services LLC (October 14, 2020)), a Delaware limited liability company that provides various services to one or more titling trusts.

b.	CP PACE LLC (October 14, 2020), Delaware limited liability company that provides various services to one or more titling trusts.

1.)	Counterpointe Titling Trust (November 6, 2020), a Delaware statutory trust which holds investments originated by Counterpointe Sustainable Advisors LLC, each held in a Special Unit of Beneficial Interest of the trust.

c.	Counterpointe Energy Solutions II LLC (April 6, 2023), a Delaware limited liability company that will engage, directly or indirectly, through one or more subsidiaries, in the origination, acquisition and management of “green” financing products, including commercial property-assessed clean energy (C-PACE) financing, green mortgages, energy service agreements, power purchase agreements and other green financing approved products, and to provide services in connection therewith.

1.)	Counterpointe Energy Solutions (CA) II LLC (April 6, 2023), a Delaware limited liability company that will engage, directly or indirectly, through one or more subsidiaries, in the origination, acquisition and management of “green” financing products, including commercial property-assessed clean energy (C-PACE) financing, green mortgages, energy service agreements, power purchase agreements and other green financing approved products, and to provide services in connection therewith.

2.)	Counterpointe Energy Solutions (IL) LLC (July 16, 2018), a Delaware limited liability company whose primary purpose is the holding of 50% of the equity interests in Loop-Counterpointe PACE LLC.

a. Loop-Counterpointe PACE LLC (July 16, 2018), a Delaware limited liability company whose primary purpose is to serve as the program administrator for the City of Chicago’s PACE (property assessed clean energy) program.

3.)	Counterpointe Energy Solutions (FL) II LLC (October 2, 2023), a Delaware limited liability company whose primary purpose is to serve as a program administrator for the State of Florida’s PACE (property assessed clean energy) program.

d.	CSA Employee Services Company LLC (April 6, 2023), a Delaware limited liability company that employs various individuals in connection with its parent company’s (and such parent company’s subsidiaries) operations.

e.	Counterpointe Sustainable Real Estate II LLC (April 6, 2023), a Delaware limited liability company that will engage, directly or indirectly, through one or more subsidiaries, in the origination, acquisition and management of “green” financing products, including commercial property-assessed clean energy (C-PACE) financing, green mortgages, energy service agreements, power purchase agreements and other green financing approved products, and to provide services in connection therewith.

f.	Counterpointe Energy Services LLC (March 17, 2015), a Delaware limited liability company that will engage, directly or indirectly, through one or more subsidiaries, in the origination, acquisition and management of “green” financing products, including commercial property-assessed clean energy (C-PACE) financing, green mortgages, energy service agreements, power purchase agreements and other green financing approved products, and to provide services in connection therewith.

g.	Counterpointe Investment Management LLC (October 10, 2024), a Delaware limited liability company that was formed to provide investment management services.

II.	Stillings Street LLC (September 25, 2024), a Delaware limited liability company that will hold certain investments.

JJ.	Eclipse Business Capital LLC (October 22, 2015) a Delaware limited liability company that is an independent asset-based lending platform for middle-market borrowers. MassMutual holds approximately 6-7% of the equity, but has contractual rights to appoint the entire board, which makes this company a subsidiary under Massachusetts law.

KK.	Counterpointe – MM Mortgage Lending LLC (February 20, 2025), a Delaware limited liability company that will hold investments. This company is managed by Counterpointe Investment Management LLC.

LL.	LNL MM, LLC (February 19, 2025), a Delaware limited liability company formed to purchase and hold investments. MassMutual owns 71.25% and MassMutual Ascend Life Insurance Company owns 23.7% membership interests. The entity is managed by a third party.

1.	LNL MM D, LLC (February 19, 2025), a Delaware limited liability company.
2.	LNL MM D Core, LLC (February 19, 2025), a Delaware limited liability company.

MM.	Corten Real Estate Credit Fund I LLC (January 15, 2026), a Delaware limited liability company that is a value-added real estate fund. MassMutual owns 73.5% and MassMutual Ascend Life Insurance Company owns 24.5%. The entity is managed by a third party.

NN.	CapSec LLC (June 25, 2025), a Delaware limited liability company formed to hold investments.

OO.	LNL MM 2, LLC (May 8, 2025), a Delaware limited liability company formed to purchase and hold investments. MassMutual owns 85.5% and MassMutual Ascend Life Insurance Company owns 9.5% membership interests. The entity is managed by a third party.

PP.	Port 51 Lending Holdings LLC (June 8, 2022), a Delaware limited liability company that acts as a holding company for Port 51 Lending LLC.

1.	Port 51 Lending LLC (January 2, 2018), a Delaware limited liability company that is a nationwide direct lender offering Small Business Administration 7(a) loans.

2.	Port 51 Commercial LLC (July 8, 2025) a Delaware limited liability company that was formed to make commercial pari passu loans in conjunction with SBA 7(a) loans.

Item 30.	Indemnification

Article VIII, Sections 1, 2, 3, 4 and 5 of the Trust’s Second Amended and Restated Agreement and Declaration of Trust, which is incorporated by reference to Exhibit A(1) of the Trust’s Post-Effective Amendment No. 84 to the Registration Statement filed via EDGAR on March 2, 2012, provide as follows with respect to indemnification of the Trustees and officers of the Trust against liabilities which may be incurred by them in such capacities:

Second Amended and Restated Declaration of Trust

Section 1. Trustees, Officers, Etc. The Trust shall indemnify every person who is or has been a Trustee or officer (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees, reasonably incurred or paid by any Covered Person in connection with the defense or disposition of any claim, action, suit or other proceeding, whether civil, criminal, or other, including appeals, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel, in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.

Section 2. Compromise Payment. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication on the merits by a court, or by any other body before which the proceeding was brought, that such Covered Person is liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved, after notice that it involves such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person is not liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (the disinterested Trustees to take final action on the consideration of such approval within 60 days of a request thereof by a Covered Person), or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry), to the effect that such indemnification would not protect such Covered Person against any liability to the Trust to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (which opinion the Trustees shall use reasonable diligence to obtain within 60 days of a request therefor by a Covered Person). Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction to have been liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 3. Rebuttable Presumption. For purposes of the determination or opinion referred to in clause (c) of Section 1 of this Article VIII or clauses (a) or (b) of Section 2 of this Article VIII, the majority of disinterested Trustees acting on the matter or independent legal counsel, as the case may be, shall be entitled to rely upon a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of such Covered Person’s office.

Section 4. Indemnification Not Exclusive. The right of indemnification hereby provided shall not be exclusive of or affect any other rights to which such Covered Person may be entitled. As used in this Article VIII, the term “Covered Person” shall include such person’s heirs, executors and administrators and a “disinterested Trustee” is a Trustee who is not an “interested person” of the Trust as defined in Section 2(a)(19) of the 1940 Act (or who has been exempted from being an “interested person” by any rule, regulation or order of the Commission), and against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending. Nothing contained in this Article shall affect any rights to indemnification to which personnel of the Trust, other than Trustees or officers, and other persons may be entitled by contract or otherwise under law, nor the power of the Trust to purchase and maintain liability insurance on behalf of any such person.

Section 5. No Presumption. The termination of any proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent shall not of itself create a presumption that a Covered Person did not act in good faith and in a manner which the person reasonably believed to be in the best interests of the Trust or that the person had reasonable cause to believe that the person’s conduct was lawful.

Trustees and officers of the Trust are also indemnified by MassMutual pursuant to its by-laws. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”) or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers the Trust’s Trustees and officers, consists of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of the Trust against liability from shareholder derivative and similar lawsuits which are not indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of the Trust or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of the Investment Adviser

a.	The Investment Adviser

MML Advisers is the investment adviser for the Trust. MML Advisers is responsible for providing all necessary investment management and administrative services to the Trust. MML Advisers, a Delaware limited liability company, was formed in 2013 and is a wholly-owned subsidiary of MassMutual. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement, and asset accumulation products and services for individuals and businesses.

The directors and officers of MML Advisers, which is located at 1295 State Street, Springfield, Massachusetts 01111-0001, their positions with MML Advisers, and their other principal business affiliations and business experience for the past two years are as follows:

PABLO CABRERA, Assistant Treasurer (since 2021)

Head of Treasury Operations (since 2020), MassMutual; Assistant Treasurer (since 2021), MML Distributors, LLC; Assistant Treasurer (since 2021), C.M. Life Insurance Company; Assistant Treasurer (since 2021), MML Bay State Life Insurance Company; Assistant Treasurer (since 2021), Athens Fund Management LLC; Assistant Treasurer (since 2021), Berkshire Way LLC; Assistant Treasurer (since 2021), Blueprint Income LLC; Assistant Treasurer (since 2021), EM Opportunities LLC; Assistant Treasurer (since 2021), Fern Street LLC; Assistant Treasurer (since 2021), Glidepath Holdings Inc.; Assistant Treasurer (since 2021), HITPS LLC; Assistant Treasurer (since 2021), Insurance Road LLC; Assistant Treasurer (since 2021), ITPS Holding LLC; Assistant Treasurer (since 2021), MassMutual Capital Partners LLC; Assistant Treasurer (since 2021), MassMutual External Benefits Group LLC; Assistant Treasurer (since 2021), MassMutual Global Business Services India LLP; Assistant Treasurer (since 2021), MassMutual Global Business Services Romania S.R. L.; Assistant Treasurer (since 2021), MassMutual Holding LLC; Assistant Treasurer (since 2021), MassMutual Holding MSC, Inc.; Assistant Treasurer (since 2021), MassMutual Intellectual Property LLC; Assistant Treasurer (since 2021), MassMutual International Holding MSC, Inc.; Assistant Treasurer (since 2021), MassMutual International LLC; Assistant Treasurer (since 2021), MassMutual Mortgage Lending LLC; Assistant Treasurer (since 2021), MassMutual Private Equity Funds LLC; Assistant Treasurer (since 2021), MassMutual Private Equity Funds Subsidiary LLC; Assistant Treasurer (since 2021), MassMutual Ventures Holding LLC; Assistant Treasurer (since 2021), MassMutual Ventures Management LLC; Assistant Treasurer (since 2021), MassMutual Ventures SEA Management Private Limited; Assistant Treasurer (since 2021), MassMutual Ventures Southeast Asia I LLC; Assistant Treasurer (since 2021), MassMutual Ventures Southeast Asia II LLC; Assistant Treasurer (since 2021), MassMutual Ventures UK LLC; Assistant Treasurer (since 2021), MassMutual Ventures US I LLC; Assistant Treasurer (since 2021), MassMutual Ventures US II LLC; Assistant Treasurer (since 2021), MassMutual Ventures US III LLC; Assistant Treasurer (since 2021), MM Asset Management Holding LLC; Assistant Treasurer (since 2021), MM Catalyst Fund LLC; Assistant Treasurer (since 2021), MM Cooper Hill Road; Assistant Treasurer (since 2021), MM Global Capabilities I LLC; Assistant Treasurer (since 2021), MM Global Capabilities II LLC; Assistant Treasurer (since 2021), MM Global Capabilities III LLC; Assistant Treasurer (since 2021), MM Global Capabilities (Netherlands) BV; Assistant Treasurer (since 2021), MM Private Equity Intercontinental LLC; Assistant Treasurer (since 2021), MM Rothesay Holdco US LLC; Assistant Treasurer (since 2021), MML CM LLC; Assistant Treasurer (since 2021), MML Management Corporation; Assistant Treasurer (since 2021), Open Alternatives LLC; Assistant Treasurer (since 2021), Pioneers Gate LLC; Assistant Treasurer (since 2021), Sleeper Street LLC; Assistant Treasurer (since 2021), Trad Investments I LLC.

BRIAN FINUCANE, Assistant Treasurer (since 2021)

Head of Debt Financing and Liquidity (since 2021), MassMutual; Assistant Treasurer (since 2021), C.M. Life Insurance Company; Assistant Treasurer (since 2021), MML Bay State Life Insurance Company; Assistant Treasurer (since 2021), Athens Fund Management LLC; Assistant Treasurer (since 2021), Berkshire Way LLC; Assistant Treasurer (since 2021), Blueprint Income LLC; Assistant Treasurer (since 2021), EM Opportunities LLC; Assistant Treasurer (since 2021), Fern Street LLC; Assistant Treasurer (since 2021), Glidepath Holdings Inc.; Assistant Treasurer (since 2021), HITPS LLC; Assistant Treasurer (since 2021), Insurance Road LLC; Assistant Treasurer (since 2021), ITPS Holding LLC; Assistant Treasurer (since 2021), MassMutual Capital Partners LLC; Assistant Treasurer (since 2021), MassMutual External Benefits Group LLC; Assistant Treasurer (since 2021), MassMutual Global Business Services India LLP; Assistant Treasurer (since 2021), MassMutual Global Business Services Romania S.R. L.; Assistant Treasurer (since 2021), MassMutual Holding LLC; Assistant Treasurer (since 2021), MassMutual Holding MSC, Inc.; Assistant Treasurer (since 2021), MassMutual Intellectual Property LLC; Assistant Treasurer (since 2021), MassMutual International Holding MSC, Inc.; Assistant Treasurer (since 2021), MassMutual International LLC; Assistant Treasurer (since 2021), MassMutual Mortgage Lending LLC; Assistant Treasurer (since 2021), MassMutual Private Equity Funds LLC; Assistant Treasurer (since 2021), MassMutual Private Equity Funds Subsidiary LLC; Assistant Treasurer (since 2021), MassMutual Ventures Holding LLC; Assistant Treasurer (since 2021), MassMutual Ventures Management LLC; Assistant Treasurer (since 2021), MassMutual Ventures SEA Management Private Limited; Assistant Treasurer (since 2021), MassMutual Ventures Southeast Asia I LLC; Assistant Treasurer (since 2021), MassMutual Ventures Southeast Asia II LLC; Assistant Treasurer (since 2021), MassMutual Ventures UK LLC; Assistant Treasurer (since 2021), MassMutual Ventures US I LLC; Assistant Treasurer (since 2021), MassMutual Ventures US II LLC; Assistant Treasurer (since 2021), MassMutual Ventures US III LLC; Assistant Treasurer (since 2021), MM Asset Management Holding LLC; Assistant Treasurer (since 2021), MM Catalyst Fund LLC; Assistant Treasurer (since 2021), MM Cooper Hill Road; Assistant Treasurer (since 2021), MM Global Capabilities I LLC; Assistant Treasurer (since 2021), MM Global Capabilities II LLC; Assistant Treasurer (since 2021), MM Global Capabilities III LLC; Assistant Treasurer (since 2021), MM Global Capabilities (Netherlands) BV; Assistant Treasurer (since 2021), MM Private Equity Intercontinental LLC; Assistant Treasurer (since 2021), MM Rothesay Holdco US LLC; Assistant Treasurer (since 2021), MML CM LLC; Assistant Treasurer (since 2021), MML Management Corporation; Assistant Treasurer (since 2021), Open Alternatives LLC; Assistant Treasurer (since 2021), Pioneers Gate LLC; Assistant Treasurer (since 2021), Sleeper Street LLC; Assistant Treasurer (since 2021), Trad Investments I LLC.

GREGORY J. GIARDIELLO, Director (since 2026)

Corporate Controller (since 2025), MassMutual; Global Controller (2024-2025), Chubb, Inc.; Group Finance Deputy Chief Operating Officer (2022-2024), QBE Inc.; Senior Vice President and Corporate Controller (since 2025), C.M. Life Insurance Company; Senior Vice President and Corporate Controller (since 2025), Glidepath Holdings Inc.; Senior Vice President and Corporate Controller (since 2025), MML Bay State Life Insurance Company; Senior Vice President and Controller (since 2025), MassMutual Holding LLC; Senior Vice President and Controller (since 2025), MassMutual Holding MSC, Inc.; Senior Vice President and Controller (since 2025), MassMutual International Holding MSC, Inc.; Senior Vice President (since 2025), MM Asset Management Holding LLC; Vice President (since 2025), MassMutual Ascend Life Insurance Company; Director (since 2025), MassMutual Private Wealth & Trust, FSB; Director (since 2026) MML Investors Services, LLC; Director (since 2026) MML Strategic Distributors, LLC.

ANDREW M. GOLDBERG, Secretary (since 2015)

Assistant Secretary (2013-2015), MML Advisers; Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Vice President, Secretary, and Chief Legal Officer (since 2008), MassMutual Select Funds (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President, Secretary, and Chief Legal Officer (since 2008), MML Series Investment Fund (open-end investment company); Vice President, Secretary (formerly known as “Clerk”), and Chief Legal Officer (since 2008), MML Series Investment Fund II (open-end investment company).

ELIZABETH M. MARIN, Assistant Treasurer (since 2025)

Treasurer (since 2025) MassMutual; SVP, Treasurer (2024-2025) F&G; Vice President and Treasurer (since 2025), C.M. Life Insurance Company; Vice President and Treasurer (since 2025), MML Bay State Life Insurance Company; Treasurer (since 2025), Berkshire Way LLC; Treasurer (since 2025), CM Life Mortgage Lending; Treasurer (since 2025), DPI-Acres Capital LLC; Treasurer (since 2025), DPI-Acres Mortgage Lending LLC; Treasurer (since 2025), EM Opportunities LLC; Treasurer (since 2025), Fern Street LLC; Vice President and Treasurer (since 2025), Glidepath Holdings Inc.; Vice President and Treasurer (since 2025), Insurance Road LLC; Manager (since 2025), MassMutual Asset Finance LLC; Treasurer (since 2025), MassMutual Assignment Company; Treasurer (since 2025), MassMutual Capital Partners LLC; Treasurer (since 2025), MassMutual Holding LLC; Treasurer (since 2025), MassMutual Holding MSC, Inc.; Treasurer (since 2025), MassMutual Intellectual Property LLC; Treasurer (since 2025), MassMutual International Holding MSC, Inc.; Treasurer (since 2025), MassMutual Mortgage Lending LLC; Treasurer (since 2025), MassMutual Trad Private Equity LLC; Treasurer (since 2025), MassMutual Ventures Europe/APAC I GP, LLC; Treasurer (since 2025), MassMutual Ventures Holding LLC; Treasurer (since 2025), MassMutual Ventures Management LLC; Treasurer (since 2025), MassMutual Ventures Southeast Asia I LLC; Treasurer (since 2025), MassMutual Ventures Southeast Asia II LLC; Treasurer (since 2025), MassMutual Ventures Southeast Asia III LLC; Treasurer (since 2025), MassMutual Ventures UK I LLC; Treasurer (since 2025), MassMutual Ventures US I LLC; Treasurer (since 2025), MassMutual Ventures US II LLC; Treasurer (since 2025), MassMutual Ventures US III LLC; Treasurer (since 2025), MassMutual Ventures US IV LLC; Treasurer (since 2025), MM Asset Management Holding LLC; Treasurer (since 2025), MM Catalyst Fund LLC; Treasurer (since 2025), MM Catalyst Fund II LLC; Treasurer (since 2025), MM Copper Hill Road LLC; Treasurer (since 2025), MM Private Equity Intercontinental LLC; Treasurer (since 2025), MM Rothesay Holdco US LLC; Treasurer (since 2025), MM CM LLC; Treasurer (since 2025), MML Management Corporation; Treasurer (since 2025), MM CTF I GP LLC; Treasurer (since 2025), MMV Digital I LLC; Treasurer (since 2025), MMV UK/SEA Limited; Treasurer (since 2025), Pioneers Gate LLC; Treasurer (since 2025), Sleeper Street LLC; Treasurer (since 2025), Trad Investments I LLC.

JILL NAREAU ROBERT, Assistant Secretary (since 2015)

Lead Counsel, Investment Adviser & Mutual Funds (since 2018), MassMutual; Vice President and Assistant Secretary (since 2017), MassMutual Select Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), MassMutual Premier Funds (open-end investment company); Vice President and Assistant Secretary (since 2021), MassMutual Advantage Funds (open-end investment company); Vice President and Assistant Secretary (since 2017), MML Series Investment Fund (open-end investment company); Vice President and Assistant Secretary (since 2017), MML Series Investment Fund II (open-end investment company).

BRIAN PELKOLA, Vice President and Head of Product Management (since 2025)

Director of Product Management (2025), Senior Product Manager (2022-2025), MML Advisers; Head of Product Management (since 2025), Director of Product Management (2025), Senior Product Manager (2022-2025), MassMutual; Vice President (since 2025), MassMutual Select Funds (open-end investment company); Vice President (since 2025), MassMutual Premier Funds (open-end investment company); Vice President (since 2025), MassMutual Advantage Funds (open-end investment company); Vice President (since 2025), MML Series Investment Fund (open-end investment company); Vice President (since 2025), MML Series Investment Fund II (open-end investment company).

FRANK RISPOLI, Chief Financial Officer and Treasurer (since 2022)

Head of Wealth Management Finance (since 2022), MassMutual; Chief Financial Officer and Treasurer (since 2022), MML Investors Services, LLC; Chief Financial Officer and Treasurer (since 2022), MML Distributors, LLC; Chief Financial Officer and Treasurer (since 2022), MML Strategic Distributors, LLC; Chief Financial Officer (since 2022), MML Insurance Agency, LLC; Chief Financial Officer (since 2022), Flourish Financial, LLC; Chief Financial Officer and Comptroller (since 2022), MassMutual Private Wealth & Trust, FSB.

PATRICE SABACH, Director (since 2025)

Head of Business & Regulatory/Legal Risk (since 2022), MassMutual; Director (since 2024), Flourish Holding Company LLC.; Director (2025), Blueprint Income LLC.

DOUGLAS STEELE, Director (since 2026) and President (since 2024)

Head of MassMutual Investments (2024), Vice President (2017-2024), Interim Head of MassMutual Investments (2023-2024), Head of Product Management (2021-2024), Head of Manager Research (2021), Head of Investment Management (2017-2021), MML Advisers; Head of MassMutual Investments (since 2024), Interim Head of MassMutual Investments (2023-2024), Head of Product Management (2021-2024), MassMutual; Trustee (since 2026), President (since 2024), Vice President (2016-2024), MassMutual Select Funds (open-end investment company); Trustee (since 2026), President (since 2024), Vice President (2016-2024), MassMutual Premier Funds (open-end investment company); Trustee (since 2026), President (since 2024), Vice President (2021-2024), MassMutual Advantage Funds (open-end investment company); Trustee (since 2026), President (since 2024),Vice President (2016-2024), MML Series Investment Fund (open-end investment company); Trustee (since 2026), President (since 2024),Vice President (2016-2024), MML Series Investment Fund II (open-end investment company).

MEREDITH ULRICH, Vice President (since 2024), Product Manager (since 2018)

Product Manager (since 2018), MassMutual; Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Select Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Premier Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MassMutual Advantage Funds (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MML Series Investment Fund (open-end investment company); Vice President (since 2024), Assistant Vice President (2021-2024), MML Series Investment Fund II (open-end investment company).

PHILIP S. WELLMAN, Vice President and Chief Compliance Officer (since 2013)

Head of Mutual Fund & Institutional Advisory Compliance (since 2018), MassMutual; Vice President and Chief Compliance Officer (since 2007), MassMutual Select Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief Compliance Officer (since 2021), MassMutual Advantage Funds (open-end investment company);Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

b.	The Investment Subadvisers

ALLIANCEBERNSTEIN L.P.

(“ALLIANCEBERNSTEIN”)

AllianceBernstein is located at 501 Commerce Street, Nashville, Tennessee 37203.

Information as to the directors and executive officers of AllianceBernstein set forth in its Form ADV filed with the Securities and Exchange Commission (File No. 801-56720), and amended through the date hereof, is incorporated by reference.

Director/Officer	Position
Seth P. Bernstein	Director, Chief Executive Officer
Karl Sprules	Chief Operation Officer
Mark Manley	General Counsel
Tom Simeone	Chief Financial Officer
Onur Erzan	President
Cathy Spencer	Chief People Officer
Chris Hogbin	Global Head of Investments
Joan Lamm-Tennant	Chair of the Board
Robin Raju	Director
Daniel G. Kaye	Director
Nick Lane	Director
Das Narayandas	Director
Mark Pearson	Director
Charles Stonehill	Director
Tony Walthall	Director
Bruce Holley	Director

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

(“ACIM”)

In addition to serving as a subadviser for the Registrant, ACIM provides portfolio management services for other investment companies as well as for other business and institutional clients. Business backgrounds of the directors and principal executive officers of the subadviser during the past two fiscal years are as follows:

Paul Norris (Vice President) Served as Managing Director and Head of Structured Products, Conning Asset Management, 250 Park Avenue, 15th Floor, New York, New York 10177. 2017-2023

Muting Ren (Vice President) Served as Senior Vice President, AllianceBernstein, 1345 Avenue of the Americas, New York, New York, 10105. 2017-2023

Mattia Bacciardi (Vice President) Served as Active Equity Portfolio Manager, Vanguard Asset Management, 100 Vanguard Boulevard, Malvern Pennsylvania 19355. 2021-2024

Stephen Bartolini (Vice President) Served as Portfolio Manager and Co-head of the Global Interest Rate and Currency strategy team, T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202. 2010-2024

Abe Riazati (Vice President) Served as Head of Investment Risk, American Equity Investment Life Insurance Company, 6000 Westown Parkway, West Des Moines, Iowa 50266. 2021-2024

Joe Chi (Vice President) Serves as Trustee of Aristotle Funds Series Trust, 11100 Santa Monica Blvd., Suite 1700, Los Angeles, California 90025. 2022-March 2026

The principal address for ACIM is 4500 Main Street, Kansas City, Missouri 64111.

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC

(“BARROW HANLEY”)

2200 ROSS AVENUE, 31ST FLOOR • DALLAS, TEXAS 75201 • 214-665-1900

Barrow Hanley Board of Managers Members

CORY L. MARTIN

Executive Director and Chief Executive Officer, Portfolio Manager

Mr. Martin joined Barrow Hanley in 1999. During his tenure at Barrow Hanley, he has been instrumental in the creation, development, and implementation of our Non-U.S. Value, Global Value, and Emerging Markets Equity strategies. In 2017, Mr. Martin was named Barrow Hanley’s Executive Director and in 2019 was named Chief Executive Officer and is responsible for the day-to-day management of the firm. He Chairs the Firm’s Board of Managers and leads the Executive Committee. Prior to joining Barrow Hanley, Mr. Martin served as a vice president at Templeton Investment Counsel, Inc. and as an investment consultant at LCG Associates, Inc. Mr. Martin is a member of the CFA Society of Dallas-Fort Worth. He graduated from Baylor University.

MARK GIAMBRONE

Executive Director, Head of U.S Equities, Portfolio Manager

Mr. Giambrone joined Barrow Hanley in 1999. He is a member of the Firm's Board of Managers and Executive Committee. Prior to joining Barrow Hanley, Mr. Giambrone served as a portfolio consultant at HOLT Value Associates. During his career, he has also served as a senior auditor/tax specialist for KPMG Peat Marwick and Ernst & Young Kenneth Leventhal. Mr. Giambrone graduated summa cum laude from Indiana University with a BS in Business and received an MBA from the University of Chicago.

RANDOLPH S. WRIGHTON, JR., CFA

Executive Director, Head of International Equities, Portfolio Manager

Mr. Wrighton joined Barrow Hanley in 2005 and serves as the Head of the International Equities team and as a Portfolio Manager on the Firm’s Non-U.S. and Emerging Markets investment products. Mr. Wrighton previously worked at the Firm as a research analyst covering the Industrials, Energy, and Technology sectors. Prior to Barrow Hanley, he worked as an associate at Deutsche Bank Securities and as an intern analyst for both UTIMCO and New York based Perry Capital Management. He also served from 1996-2000 as a Captain in the U.S. Marine Corps. Mr. Wrighton holds an MBA from the University of Texas and a BA in Economics from Vanderbilt University.

BLACKROCK INVESTMENT MANAGEMENT, LLC

(“BLACKROCK”)

The business address of BlackRock is 1 University Square, Princeton, New Jersey 08540.

Please note that BlackRock does not have a Board of Directors. The Officers of the company are as follows:

Officers

1.	Laurence Fink – Chief Executive Officer
2.	Robert Kapito – President
3.	Robert Goldstein - Chief Operating Officer and Senior Managing Director
4.	Charles Park - Chief Compliance Officer
5.	Christopher J. Meade - General Counsel, Chief Legal Officer, and Senior Managing Director
6.	Martin Small - Chief Financial Officer and Senior Managing Director

 FIAM LLC

(“FIAM”)

The following table provides information with respect to the principal executive officers and the directors of FIAM LLC. The business address of the principal executive officers and each director is 900 Salem Street, Smithfield, Rhode Island 02917.

Name	Title
Christian G. Pariseault	Director

Kimberly L. Perry	Director

Risteard Hogan	Director and President

Casey M. Condron	Director and Head of FIAM Institutional Client Group

Martin McGee	Director and Chief Financial Officer

Thomas Vercillo	Treasurer

Horace Codjoe	Vice President

Joseph Benedetti	Secretary

Brian C. McLain	Assistant Secretary

Stephanie J. Brown	Chief Compliance Officer

INVESCO ADVISERS, INC.

(“INVESCO ADVISERS”)

The following table provides information with respect to the principal executive officers and the directors of Invesco Advisers. The business address of the principal executive officers and each director is 1331 Spring Street NW, Suite 2500, Atlanta, Georgia 30309.

Name	Position
Tony Wong	Director, Chairman, Chief Executive Officer & President

Laura Allison Dukes	Director

Jeffrey H. Kupor	Director

Terry Gibson Vacheron	Chief Financial Officer

Todd F. Kuehl	Chief Compliance Officer

Greg Ketron	Treasurer

Mark W. Gregson	Chief Accounting Officer and Controller

Crissie Wisdom	Anti-Money Laundering Compliance Officer

J.P. MORGAN INVESTMENT MANAGEMENT INC.

(“J.P. MORGAN”)

The following table provides information with respect to the principal executive officers and the directors of J.P. Morgan. The business address of the principal executive officers and each director is 270 Park Avenue, New York, New York 10017.

Name	Title
George C. Gatch	Director/Chairman

Paul A. Quinsee	Director/Head of Global Equities

Andrew R. Powell	Director/AM CAO/Head of Global Client Service/Senior Business Manager

John T. Donohue	Director/President/CEO/Head of Global Liquidity

Joy C. Dowd	Director

Robert C. Michele	Director/Head of Global Fixed Income, Currency & Commodities

Anton C. Pil	Director/Head of Global Alternatives

Jedediah M. Laskowitz	Director/Head of Global Private Markets and Customized Solutions Director

John L. Olivia	Chief Compliance Officer

Andrea L. Lisher	Director/Head of Americas, Client

Peter V. Bonanno	General Counsel, Asset Management

Katherine G. Manghillis	Secretary

Benjamin Hesse	Director/Chief Financial Officer/Treasurer

LOOMIS, SAYLES & COMPANY, L.P.

(“LOOMIS SAYLES”)

Loomis Sayles acts as subadviser to the MML VIP Loomis Sayles Large Cap Growth Fund. The address of Loomis Sayles is One Financial Center, Boston, Massachusetts 02111. Loomis Sayles is an investment adviser registered under the Investment Advisers Act of 1940, as amended. The information listed below is for the last two fiscal years, December 31, 2024 and 2025.

Name and Position with Investment Adviser	Name and Principal Business Address of Other Company	Connection with Other Company
Pramila Agrawal Portfolio Manager, Head of Custom Income Strategies and Director	None.	None.
Kevin P. Charleston Chairman, Chief Executive Officer, President and Director	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee
	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	Representative of Loomis Sayles as a corporate Director
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and President

	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #05-01/03, Ocean Financial Centre, Singapore 049315	Director
	Loomis Sayles (Netherlands) B.V. Stadsplateau 7, Utrecht, Netherlands 3521 AZ	Managing Director
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Chairman of the Supervisory Board (2022 – 2024)
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
Matthew J. Eagan Portfolio Manager, Head of Full Discretion, and Director	None.	None.
Daniel J. Fuss Vice Chairman and Director	None.	None.
John R. Gidman Chief Operating Officer and Director
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director and President
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and Chief Executive Officer
David L. Giunta Director	Natixis Investment Managers, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer, US; Member of the Board of Managers
	Natixis Advisors, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer; Member of the Board of Managers
	Natixis Distribution, LLC 888 Boylston Street, Boston, MA 02199	President and Chief Executive Officer; Member of the Board of Managers
	AEW Capital Management, Inc. Two Seaport Lane, Boston, MA 02210	Director
	Gateway Investment Advisers, LLC 312 Walnut Street, Cincinnati, OH 45202	Member of the Board of Managers
	Harris Associates, Inc. 111 South Wacker Drive, Suite 4600, Chicago IL 60606	Director
	Vaughan Nelson Investment Management, Inc. 600 Travis Street, Suite 3800 Houston, TX 77002	Director
	Loomis Sayles Funds I 888 Boylston Street, Boston, MA 02199	Trustee and Executive Vice President

	Loomis Sayles Funds II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust I 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis Funds Trust IV 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Natixis ETF Trust II 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	Gateway Trust 888 Boylston Street, Boston, MA 02199	Trustee, President and Chief Executive Officer
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager
Aziz V. Hamzaogullari Founder, Chief Investment Officer and Portfolio Manager, Growth Equity Strategies and Director	None.	None.
Maurice Leger Head of Global Distribution and Director	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager
	Loomis Sayles Distributors, L.P. One Financial Center, Boston, MA 02111	President
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
Richard G. Raczkowski Co-Head and Portfolio Manager, Relative Return, and Director	None.	None.

Rebecca O’Brien Radford General Counsel, Secretary and Director (1/1/23 to present)	Loomis Sayles Distributors, Inc. One Financial Center, Boston, MA 02111	Director
	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	General Counsel and Secretary
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Secretary
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director and Secretary
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and General Counsel
Philippe Setbon Director	Natixis Investment Managers 59, avenue Pierre Mendès-France, 75013 Paris, France	Chief Executive Officer (Directeur général)
	Natixis 7 Promenade Germaine Sablon, 75013 Paris, France	Member of Senior Management Committee Deputy Chief Executive Officer (Directeur général délégué)
	Natixis TradEx Solutions 59 avenue Pierre Mendès-France, 75013 Paris, France	Director
	Harris Associates, Inc.. 111 South Wacker Drive, Suite 4600 Chicago, Illinois 60606	Director
	AEW Europe SA 43 avenue Pierre Mendès-France 75013 Paris, France	Chair of the Board of Directors (Président du conseil d'administration)
	DNCA Finance 19 place Vendôme 75001 Paris, France	Chair of Supervisory Board (Président du comité de surveillance)
	AEW Capital Management, Inc. Two Seaport Lane, Boston Massachusetts 02210	Director
Susan L. Sieker Chief Financial Officer and Director	Loomis Sayles Investments Limited 77 Coleman Street, 6th Floor, London, England EC2R 5BJ	Chief Financial Officer
	Loomis Sayles Trust Company, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)
	Loomis Sayles Investments Asia Pte. Ltd. 10 Collyer Quay #05-01/03, Ocean Financial Centre, Singapore 049315	Director
	NIM-os Technologies, Inc. One Financial Center, Boston, MA 02111	Director and Treasurer
	NIM-os, LLC One Financial Center, Boston, MA 02111	Manager and Chief Financial Officer
David L. Waldman Chief Investment Officer and Director	Loomis Sayles Capital Re, SAS 43 avenue Pierre Mendès -France 75013 Paris	Supervisory Board Member (2022 – 2024)

MASSACHUSETTS FINANCIAL SERVICES COMPANY

(“MFS”)

MFS

111 Huntington Avenue

Boston, Massachusetts 02199

NAME	TITLE	EFFECTIVE DATE
Carol W. Geremia	Executive Vice President and Senior Advisor - Distribution	January 1, 2026
Edward M. Maloney	Director, President and Chief Executive Officer	Director and CEO -January 1, 2025 President - January 1, 2026
Michael W. Roberge	Director, Chairman of the Board and Chair	Director - September 27, 2011 Chair - January 1, 2021 Chairman of the Board - January 1, 2022
Melissa J. Kennedy	Director	March 18, 2024
Kevin D. Strain	Director	June 14, 2017
John M. Corcoran	Executive Vice President and Chief Financial Officer	January 1, 2025
Alison O’Neill	Executive Vice President and Chief Investment Officer	January 1, 2025
Jey J. Amalraj	Executive Vice President and Chief Technology Officer	May 1, 2024
Anne Marie Bernard	Executive Vice President and Chief Human Resources Officer	January 1, 2024
Heidi W. Hardin	Director, Executive Vice President, General Counsel and Secretary	Director - January 1, 2026 EVP, GC and Secretary - March 6, 2017
Sean M. Kenney	Executive Vice President and Head of Global Distribution	EVP and Co-Head of GD - January 1, 2025 Head of GD - January 1, 2026
Aditi Taylor	Executive Vice President and Head of Operations	January 1, 2025
Rosa Licea-Mailloux	Chief Compliance Officer	March 1, 2022
Scott Chin	Treasurer	August 21, 2014
Christopher R. Bohane	Assistant Secretary	March 18, 2024
Daniel W. Finegold	Assistant Secretary	March 13, 2007
Mitchell C. Freestone	Assistant Secretary	July 23, 2004
Jessica Howell	Assistant Secretary	March 23, 2017
Amanda S. Mooradian	Assistant Secretary	June 27, 2012
Joseph A. Zelic	Tax Officer and Assistant Treasurer	July 1, 2017

THOMPSON, SIEGEL & WALMSLEY LLC

(“TSW”)

TSW is located at 6641 West Broad Street, Suite 600, Richmond, Virginia 23230.

Executive Officers of TSW

Brett P. Hawkins, CFA

Chief Investment Officer

Portfolio Manager- Mid Cap Value, SMID Cap Value

Brett Hawkins is TSW’s Chief Investment Officer. He is a Co- Portfolio Manager for the TSW Mid Cap Value and TSW Large Cap Value strategies, and Portfolio Manager for the TSW SMID Cap Value strategy.

Prior to joining TSW in 2001, he was an Assistant Vice President of Equity Research with First Union Securities having previously worked at Arthur Andersen LLP as an Audit and Business Advisory Senior Associate. Brett is a graduate of the University of Richmond and received his MBA from the University of Virginia, Darden School. In addition, he holds the Chartered Financial Analyst® designation.

W. Winborne Boyles

Chief Compliance Officer

Winborne Boyles is the Chief Compliance Officer and is responsible for overseeing the firm’s compliance program. He is a member of the TSW Executive Committee.

Winborne began his career in the investment industry in 2010. Prior to joining TSW in 2018, he was a Senior Compliance Manager at Touchstone Investments. Previously, Winborne served in the Compliance Department at Fort Washington Investment Advisors, Inc. and as an attorney in private practice.

Winborne earned his undergraduate and law degrees from the University of North Carolina at Chapel Hill, and his MBA from the McDonough School of Business at Georgetown University. Winborne is currently registered with FINRA and holds a Series 7 and 24.

Joseph M. VanCaster, CPA

Chief Financial Officer & Chief Operating Officer

Joseph VanCaster is the CFO & COO responsible for the firm’s operational support functions including Finance, Trading, Client Service, and IT. He sits on the firm’s Executive Committee and is the chairman. He also serves on the TSW Board.

Prior to joining TSW in 2018, he was the Director of Accounting and Director of Internal Audit at Owens & Minor. Joseph also worked as an Audit Manager for KPMG and as the Assistant Controller for Bowlmor AMF. He serves as a member for the Richmond Little League Board. Joseph is a graduate of James Madison University and holds the Certified Public Accountant designation in the Commonwealth of Virginia.

J. Shelton Horsley, IV, CFA

Senior Client Portfolio Manager

Shelton Horsley is a Senior Client Portfolio Manager. He is responsible for the firm’s institutional client service functions, client relationship management, and oversees distribution. He is a member of the TSW Executive Committee and TSW Board.

Shelton began his career in the investment industry in 1986. Prior to joining TSW in 1994, he worked as a Consultant for Bolton, Offutt Donovan, Inc. and for Aetna Life & Casualty as an Employee Benefits Representative. At TSW, he has been a research analyst and portfolio manager. Shelton is on the board of the Anna Julia Cooper Episcopal School and Church Schools in the Diocese of Virginia. He is a former President of the Board of Governors at William Byrd Community House and is a former member of the Board of Governors at St. Christopher’s School. He attended the University of Virginia where he earned his BA and MBA, and he holds the Chartered Financial Analyst® designation.

Bryan F. Durand

Co-Portfolio Manager/Research Analyst

Bryan Durand is a Co-Portfolio Manager for the TSW Large Cap Value strategy, and a dedicated Research Analyst for the TSW Mid Cap Value strategy and TSW SMID Cap Value strategy. He is a member of the TSW Executive Committee and TSW Board.

Bryan began his career in the investment industry in 2005. Prior to rejoining TSW in 2017, he was a Partner at Private Advisors, LLC focused on sourcing, underwriting and monitoring long/short equity investments. Bryan previously worked for MFC Global Investment Management as a Senior Research Analyst. He began his career with TSW as an Equity Research Analyst. Bryan earned his undergraduate degree from the College of the Holy Cross and his MBA from The Fuqua School of Business at Duke University. He holds the Chartered Financial Analyst® designation.

T. ROWE PRICE ASSOCIATES, INC.

(“PRICE ASSOCIATES”)

T. Rowe Price Group, Inc. (T. Rowe Price Group), is a Maryland corporation formed in 2000 as a holding company for the T. Rowe Price affiliated companies. T. Rowe Price Group is an independent asset management firm that is committed to serving the needs of investors worldwide. T. Rowe Price Group owns 100% of the stock of T. Rowe Price Associates, Inc. and is the direct or indirect owner of multiple subsidiaries.

T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, providing investment advice to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serving as adviser to private investment funds. Price Associates may delegate investment management responsibilities to T. Rowe Price Investment Management, Inc., T. Rowe International Ltd, T. Rowe Price Hong Kong Limited, T. Rowe Price Singapore Private Ltd., T. Rowe Price Australia Limited, and/or T. Rowe Price Japan, Inc. (each hereinafter referred to as a “Price Investment Adviser”), and a Price Investment Adviser may delegate investment management responsibilities to Price Associates. Price Associates is registered with the Commodity Futures Trading Commission (CFTC) as a commodity pool operator and commodity trading adviser, and with the U.S. Securities and Exchange Commission (SEC) as an investment adviser under the Investment Advisers Act of 1940, as amended.

T. Rowe Price Investment Management, Inc. (Price Investment Management), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 2020. Price Investment Management serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and provides investment management services to registered investment companies and other institutional investors. A Price Investment Adviser may delegate investment management responsibilities to Price Investment Management. Price Investment Management is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

T. Rowe Price International Ltd (Price International), a wholly owned subsidiary of Price Associates, was originally organized in 2000 as a United Kingdom limited company. Price International sponsors and serves as adviser and distributor to foreign collective investment schemes and is responsible for marketing and client servicing for Europe and the Middle East (EMEA) (ex-European Union (EU), Switzerland and European Economic Area (EEA)) clients. Price International serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and provides investment management services to registered investment companies and other institutional investors. Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended, and is also authorized and regulated by the United Kingdom Financial Conduct Authority and licensed by other global regulators.

T. Rowe Price Australia Limited (Price Australia), a wholly owned subsidiary of Price International, was organized as an Australian public company limited by shares in 2017 and holds an Australian Financial Services License issued by the Australian Securities and Investments Commission (ASIC). Price Australia is responsible for marketing and servicing of clients based in Australia and New Zealand. Price Australia serves as adviser to T. Rowe Price Trust Company, as trustee, of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Australia may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Australia. Price Australia is the investment manager of the T. Rowe Price Australian Unit Trusts and is also registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

T. Rowe Price Hong Kong Limited (Price Hong Kong), a wholly owned subsidiary of Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is responsible for marketing and servicing of clients based in Hong Kong and certain Asian countries. Price Hong Kong serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Hong Kong also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Hong Kong may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Hong Kong. Price Hong Kong is licensed with the Securities and Futures Commission of Hong Kong to carry out Type 1 (dealing in securities), Type 2 (dealing in futures contracts), Type 4 (advising on securities), and Type 9 (asset management) regulated activities and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

T. Rowe Price Japan, Inc. (Price Japan), a wholly owned subsidiary of Price International, was organized as a Japanese private company in 2017. Price Japan is responsible for marketing and servicing of clients based in Japan. Price Japan serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Japan may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Japan. Price Japan is registered with the Japan Financial Services Agency as a Financial Instruments Business Operator with permission to conduct investment management advisory businesses and Type II Financial Instruments Business and with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

T. Rowe Price Singapore Private Ltd. (Price Singapore), a wholly owned subsidiary of Price International, was organized as a Singapore limited private company in 2010. Price Singapore is responsible for marketing and servicing of clients based in Singapore and certain other Asian countries. Price Singapore serves as adviser to T. Rowe Price Trust Company, as trustee of several Maryland-registered domestic common trust funds, and serves as an adviser and subadviser to registered investment companies, institutional clients, and certain commingled products. Price Singapore also serves as a sub-distributor of collective investment schemes domiciled in Luxembourg. Price Singapore may delegate investment management responsibilities to a Price Investment Adviser, and a Price Investment Adviser may delegate investment management responsibilities to Price Singapore. Price Singapore holds a Capital Markets Service License in Fund Management with the Monetary Authority of Singapore and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, as amended.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates. The business address for each is 1307 Point Street, Baltimore, Maryland 21231.

Glenn R. August, Director of T. Rowe Price Group. Mr. August has been a director of T. Rowe Price Group, a vice president, and an employee since 2021. He is the founder and chief executive officer of Oak Hill Advisors, L.P. (OHA), an alternative investment firm specializing in performing and distressed credit investments, which was acquired by, and operates as a standalone business within, T. Rowe Price Group. Mr. August is a member of the Management Committee. He cofounded the predecessor investment firm to OHA in 1987 and took responsibility for the firm’s credit and distressed investment activities in 1990. Prior to founding OHA, Mr. August worked at Morgan Stanley in New York and London. Mr. August earned a B.S. in industrial and labor relations from Cornell University and an M.B.A. from Harvard Business School, where he was a Baker Scholar. Mr. August has served on several corporate boards since 1987. From 2021 to 2024, Mr. August served on the board of directors of Lucid Group, Inc. From 2020 to 2024, he served as a member of the board of directors of MultiPlan, Inc. His nonprofit activities include serving on the board of trustees of Horace Mann School, where he co-chairs the investment committee and serves on the executive committee, and The Mount Sinai Medical Center, where he serves on the finance, human capital management, and IT committees. He is also a member of the board of directors of Partnership for New York City and a member of the Council on Foreign Relations. Mr. August brings to the T. Rowe Price Group Board insight into the alternative investment area of our business based on his role at OHA and his decades long success in growing the OHA platform.

Mark S. Bartlett, Director of T. Rowe Price Group. Mr. Bartlett has been an independent director of T. Rowe Price Group since 2013 and serves as chair of the Audit Committee and as a member on the Executive Compensation and Management Development Committee. He was a partner at Ernst & Young, serving as managing partner of the firm’s Baltimore office and senior client service partner for the mid-Atlantic region. Mr. Bartlett began his career at Ernst & Young in 1972, serving until 2012, and has extensive experience in financial services, as well as other industries. Mr. Bartlett earned a B.S. in accounting from West Virginia University and attended the Executive Program at the Kellogg School of Business at Northwestern University. He also earned the designation of certified public accountant. Mr. Bartlett is a member of the board of directors, chair of the audit committee, and a member of the compensation committee of WillScot Mobile Mini Holdings Corp. He is also a member of the board of directors and a member of the audit committees of FTI Consulting, Inc., and Zurn Elkay Water Solutions Corp., and also serves as Zurn Elkay Water Solutions Corporation’s lead independent director. Mr. Bartlett offers the T. Rowe Price Group Board additional perspective on mergers and acquisitions, significant accounting and financial reporting experience as well as expertise in the accounting-related rules and regulations of the SEC from his experience as a partner of a multinational audit firm. He has extensive finance knowledge, with a broad range of experience in financing alternatives, including the sale of securities, debt offerings, and syndications.

William P. Donnelly, Director of T. Rowe Price Group. Mr. Donnelly has been an independent director of T. Rowe Price Group since 2023 and serves as a member on the Audit Committee and the Executive Compensation and Management Development Committee. Mr. Donnelly was the executive vice president responsible for finance, investor relations, supply chain and information technology of Mettler-Toledo International Inc., a leading global manufacturer of precision instruments and services for use in laboratories and manufacturing, when he retired in 2018 after more than 20 years. Previously, Mr. Donnelly served as chief financial officer of Elsag Bailey Process Automation, NV and prior to that, he was an auditor with PricewaterhouseCoopers LLP. Mr. Donnelly earned a B.S. in business administration from John Carroll University. Mr. Donnelly is the lead independent director and a member of the board of directors for Ingersoll Rand, Inc., where he also serves as chair of the nominating and corporate governance committee and a member of the audit committee. He is also a member of the board of directors and a member of the audit and compensation committees of Quanterix Corporation. Mr. Donnelly brings to the T. Rowe Price Group Board substantial expertise with respect to the corporate finance, operations, information technology and mergers and acquisitions gained throughout his career as executive vice president and chief financial officer of a public company.

Dina Dublon, Director of T. Rowe Price Group. Ms. Dublon has been an independent director of T. Rowe Price Group since 2019 and serves as a member on the Audit Committee and the Executive Compensation and Management Development Committee. She was the executive vice president and chief financial officer of JPMorgan Chase & Co., a financial services company, from 1998 to 2004. Ms. Dublon previously held numerous positions at JPMorgan Chase & Co. and its predecessor companies, including corporate treasurer, managing director of the financial institutions’ division, and head of asset liability management. Ms. Dublon earned a B.A. in economics and mathematics from Hebrew University of Jerusalem and an M.S. from Carnegie Mellon University. Ms. Dublon has been a member of the board of directors of PepsiCo, Inc., since 2005, where she serves as a member of the sustainability, diversity, and public policy committee and the compensation committee. She previously served as chair of the audit committee. She also serves as a member of the independent audit quality committee of Ernst & Young USA, since 2020, and is chair of the board of advisors of Columbia University’s Mailman School of Public Health. She also serves on the boards of the Hastings Center and Westchester Land Trust. From 2021 to 2023, Ms. Dublon served as a director of Motive Capital Corp. II; from 2020 to 2022, as a director of Motive Capital Corp.; from 2002 to 2017, as a director of Accenture PLC; from 2013 to 2018, as a director of Deutsche Bank AG; from 2005 to 2014, as a director of Microsoft Corporation; and from 1999 to 2002, as a director of Hartford Financial Services Group, Inc. She previously served on the faculty of Harvard Business School and on the boards of several nonprofit organizations, including the Women’s Refugee Commission and Global Fund for Women. Ms. Dublon brings to the T. Rowe Price Group Board significant governance experience from serving on the boards of global companies, accounting and financial reporting experience, as well as substantial expertise with respect to the financials sector, mergers and acquisitions, global markets, public policy, and corporate finance gained throughout her career in the financial services industry, particularly her role as executive vice president and chief financial officer of a major financial institution.

Robert F. MacLellan, Director of T. Rowe Price Group. Mr. MacLellan has been an independent director of T. Rowe Price Group since 2010 and serves as chair of the Executive Compensation and Management Development Committee and as a member on the Audit Committee and Executive Committee. He is the non-executive chairman of Northleaf Capital Partners, an independent global private markets fund manager and advisor, and the chair of Magna International, a global manufacturer of auto parts. Mr. MacLellan served as chief investment officer of TD Bank Financial Group (TDBFG) from 2003 to 2009, where he was responsible for overseeing the management of investments for its Employee Pension Fund, The Toronto-Dominion Bank, TD Mutual Funds, and TD Capital Group. Earlier in his career, he was managing director of Lancaster Financial Holdings, a merchant banking group acquired by TDBFG in March 1995. Prior to that, Mr. MacLellan was vice president and director at McLeod Young Weir Limited (Scotia McLeod) and a member of the corporate finance department responsible for many corporate underwritings and financial advisory assignments. Mr. MacLellan earned a B.Com. from Carleton University and an M.B.A. from Harvard Business School. He also earned the designation of certified public accountant. Mr. MacLellan is the non-executive chair of the board of directors and a member of the technology committee of Magna International, Inc., a public company based in Aurora, Ontario. From 2012 to 2018, he was the chair of the board of Yellow Media, Inc., a public company based in Montreal. Mr. MacLellan brings substantial experience and perspective to the T. Rowe Price Group Board with respect to the financial services industry, particularly his expertise with respect to investment-related matters, including those relating to the mutual fund industry and the institutional management of investment funds, based on his tenure as chief investment officer of a major financial institution. He also brings an international perspective to the T. Rowe Price Group Board as well as significant accounting and financial reporting experience.

Eileen P. Rominger, Director of T. Rowe Price Group. Ms. Rominger has been an independent director of T. Rowe Price Group since 2021 and serves as chair of the Nominating and Corporate Governance Committee and as a member on the Executive Compensation and Management Development Committee. She was a senior advisor to CamberView Partners, LLC, a provider of investor-led advice for management and boards of public companies on shareholder engagement and corporate governance, from 2013 to 2018. Ms. Rominger also was the director of the Division of Investment Management at the U.S. Securities and Exchange Commission from 2011 to 2012 and was the global chief investment officer from 2008 to 2011 and a partner from 2004 to 2011 at Goldman Sachs Asset Management. She began her career in 1981 at Oppenheimer Capital, where she worked for 18 years as a securities analyst and then as an equity portfolio manager, serving as a managing director and a member of the executive committee. Ms. Rominger earned a B.A. in English from Fairfield University and an M.B.A. in finance from University of Pennsylvania, The Wharton School. Ms. Rominger served as a member of the board of directors of Swiss Re from 2018 to 2020 and served as a director on several of its subsidiaries until 2022. She previously served on the boards of directors of Permal Asset Management, Inc., a private company, from 2012 to 2013. Ms. Rominger brings a broad range of valuable leadership and investment management experience to the T. Rowe Price Group Board. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, economic, regulatory policy, and women’s issues.

Robert W. Sharps, Director of T. Rowe Price Group. Mr. Sharps has been a director of T. Rowe Price Group since January 2022. He is the chair of the T. Rowe Price Group Board, chief executive officer and president of T. Rowe Price Group, and chair of the company’s Executive, Management, and Management Compensation and Development Committees. Mr. Sharps has been with T. Rowe Price since 1997, beginning as an analyst specializing in financial services stocks, including banks, asset managers, and securities brokers, in the U.S. Equity Division. He was the lead portfolio manager of the Institutional Large-Cap Growth Equity Strategy from 2001 to 2016. In 2016, Mr. Sharps stepped down from portfolio management to assume an investment leadership position as co-head of Global Equity, at which time he joined the Management Committee. He was head of Investments and group chief investment officer from 2017 to 2021. In February 2021, Mr. Sharps became president of T. Rowe Price Group and then chief executive officer in January 2022. Prior to T. Rowe Price, he completed an internship as an equity research analyst at Wellington Management. Mr. Sharps also was employed by KPMG Peat Marwick as a senior management consultant, where he focused on corporate transactions, before leaving to pursue his M.B.A. in 1995. He earned a B.S., summa cum laude, in accounting from Towson University and an M.B.A. in finance from the University of Pennsylvania, The Wharton School. He also has earned the Chartered Financial Analyst® designation. Mr. Sharps currently serves on the Board of the Baltimore Curriculum Project and the Greater Washington Partnership and the board of trustees for Bridges of Baltimore. He previously served on the St. Paul’s School board of trustees and was chair of the Investment Committee from July 2015 to June 2020. He also spent six years on Towson University’s College of Business and Economics alumni advisory board. Mr. Sharps brings to the T. Rowe Price Group Board insight into the critical investment component of T. Rowe Price Group’s business based on the leadership roles he has held in the Equity Division of Price Associates and his 25-year career with the Company.

Cynthia Smith, Director of T. Rowe Price Group. Ms. Smith has been an independent director of T. Rowe Price Group since 2023 and serves as a member on the Audit Committee and the Executive Compensation and Management Development Committee. Ms. Smith is the senior vice president for regional business and distribution development of MetLife, Inc. (MetLife), one of the world’s leading financial services companies, providing insurance, annuities, employee benefits, and asset management, since 2016, and has been with MetLife since 1993. Previously, Ms. Smith served as vice president of: the customer unit (Midwest) in MetLife’s group benefits national accounts organization; the group, voluntary & worksite sales regional market (Southeast region); MetLife’s executive benefits sales organization; group insurance underwriting; strategic planning for the institutional business organization; and institutional business service, operations, and underwriting. Additionally, she held a variety of roles in MetLife’s finance organization, including chief financial officer of sales and service and the institutional financial planning officer. Ms. Smith earned a B.A. in accounting from Aurora University and an M.B.A. with a concentration in information technology from Benedictine University. She is a certified management accountant and a graduate of the executive management program at Smith College. Ms. Smith is a member of the boards of directors for Versant Health, a wholly owned subsidiary of MetLife, and Hyatt Legal Plans, Inc., which is also owned by MetLife. Ms. Smith brings to the T. Rowe Price Group Board a broad range of valuable financial management and investment management experience, along with a deep understanding of how investment products are distributed to clients. She also has extensive experience with complex issues relevant to the Company’s business, including budget and fiscal responsibility, client experience and women’s issues.

Robert J. Stevens, Director of T. Rowe Price Group. Mr. Stevens has been an independent director of T. Rowe Price Group since 2019 and serves as a member on the Executive Compensation and Management Development Committee and the Nominating and Corporate Governance Committee. He was the chairman, president, and chief executive officer of Lockheed Martin Corporation, an American aerospace, defense, arms, security, and advanced technologies company, from 2005 to 2012, and served as executive chairman in 2013. He also served as Lockheed Martin’s chief executive officer from August 2004 through 2012. Previously, Mr. Stevens held a variety of increasingly responsible executive positions with Lockheed Martin, including president and chief operating officer, chief financial officer, and head of strategic planning. Mr. Stevens earned a B.A. in psychology from Slippery Rock University of Pennsylvania, an M.S. in industrial engineering and management from the New York University Tandon School of Engineering, and an M.S. in business from Columbia University. Mr. Stevens serves on the advisory board of the Marine Corps Scholarship Foundation and is a member of the Council on Foreign Relations. From 2002 to 2018, he was the lead independent director of Monsanto Corporation, where he also served as the chair of the nominating and corporate governance committee and a member of the audit committee. Mr. Stevens served as a director of United States Steel Corporation from 2015 to 2018, where he was on the corporate governance and public policy committee and the compensation and organization committee. Mr. Stevens brings to the T. Rowe Price Group Board significant executive management experience. He also adds additional perspective to the T. Rowe Price Group Board regarding financial matters, mergers and acquisitions, strategic leadership, and international operational experience based on his tenure as chief executive officer of a publicly traded, multinational corporation.

Sandra S. Wijnberg, Director of T. Rowe Price Group, Inc. Ms. Wijnberg has been an independent director of T. Rowe Price Group since 2016 and serves as a member on the Executive Compensation and Management Development Committee and on the Nominating and Corporate Governance Committee. She was an executive advisor to Aquiline Holdings LLC, a registered investment advisory firm from 2015 to early 2019, where she previously served as a partner and chief administrative officer from 2007 to 2014. Previously, Ms. Wijnberg served as the senior vice president and chief financial officer of Marsh & McLennan Companies, Inc., and was treasurer and interim chief financial officer of YUM! Brands, Inc. Prior to that, she held financial positions with PepsiCo, Inc., and worked in investment banking at Morgan Stanley. In addition, from 2014 through 2015, Ms. Wijnberg was deputy head of mission for the Office of the Quartet, a development project under the auspices of the United Nations. Ms. Wijnberg earned a B.A. in English literature from the University of California, Los Angeles, and an M.B.A. from the University of Southern California’s Marshall School of Business, for which she is a member of the board of leaders. Ms. Wijnberg is a member of the board of directors, chair of the audit committee, and a member of the nominating and corporate governance committee of Automatic Data Processing, Inc. She is a member of the board of directors, chair of the audit committee, and a member of the finance and strategy committee of Cognizant Technology Solutions Corp. She is a member of the board of directors, the lead director, and a member of the nominating and corporate governance and audit, risk, and compliance committees of Hippo Holdings Inc. From 2003 to 2016, Ms. Wijnberg served on the board of directors of Tyco International, PLC, and from 2007 to 2009, she served on the board of directors of TE Connectivity, Ltd. She is also a director of Seeds of Peace and is a trustee of the John Simon Guggenheim Memorial Foundation. Ms. Wijnberg brings to the T. Rowe Price Group Board a global perspective along with substantial financials sector, corporate finance, and management experience, based on her roles at Aquiline Capital Partners, Marsh & McLennan, and YUM! Brands, Inc.

Alan D. Wilson, Director of T. Rowe Price Group. Mr. Wilson has been an independent director of T. Rowe Price Group since 2015 and serves as a member of the Executive Committee, the Executive Compensation and Management Development Committee, and the Nominating and Corporate Governance Committee and is also the lead independent director of the Board. He was executive chair of McCormick & Company, Inc., a global leader in flavor, seasonings, and spices, and held many executive management roles, including chair, president, and chief executive officer from 2008 to 2016. Mr. Wilson earned a B.S. in communications from the University of Tennessee. He attended school on an ROTC scholarship and, following college, served as a U.S. Army captain, with tours in the United States, United Kingdom, and Germany. Mr. Wilson is a member of the board of directors of Smurfit Westrock Company and serves on the compensation and nominating and corporate governance committees. He also serves as chair for the University of Tennessee’s foundation, and as a member of the University of Tennessee’s Business School advisory board. Mr. Wilson brings to the T. Rowe Price Group Board significant executive management experience, having led a publicly traded, multinational company. He also adds additional perspective regarding matters relating to general management, strategic leadership, and financial matters.

The following are directors or executive officers of T. Rowe Price Group and/or the investment advisers to the Price Funds:

Name	Company Name	Position Held With Company
Philippe Ayral	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Emma Beal	T. Rowe Price Group	Vice President
	Price International	Director
Vice President
Assistant Secretary
	Price Hong Kong	Vice President
	Price Singapore	Vice President
Nicholas Beecroft	T. Rowe Price Group	Vice President
	Price Australia	Director
Vice President
Theodore Edward Carter	T. Rowe Price Group	Chief Risk Officer Vice President
Vice President
Timothy Chamberlain	T. Rowe Price Group	Vice President
	Price Associates	Vice President
	Price Australia	Director
Vice President
Elsie Oi Sze Chan	T. Rowe Price Group	Vice President
	Price International	Vice President
	Price Australia	Director Vice President
	Price Hong Kong	Director
Vice President
Responsible Officer
	Price Japan	Director
	Price Singapore	Director
Riki Chao	T. Rowe Price Group	Vice President
	Price Australia	Chief Compliance Officer
	Price Hong Kong	Chief Compliance Officer
Vice President
	Price Japan	Chief Compliance Officer
Vice President
	Price Singapore	Chief Compliance Officer
Chit George Chow	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Vice President
Responsible Officer
Carolyn Hoi Che Chu	T. Rowe Price Group	Vice President
	Price Hong Kong	Vice President
Responsible Officer
Jennifer B. Dardis	T. Rowe Price Group	Chief Financial Officer
Vice President
Treasurer
	Price Associates	Director
Vice President
	Price Investment Management	Director
Treasurer
Kuniaki Doi	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Savonne L. Ferguson	T. Rowe Price Group	Vice President
	Price Associates	Chief Compliance Officer
Vice President
	Price Investment Management	Chief Compliance Officer
Vice President

Name	Company Name	Position Held With Company
Darren R. Hall	T. Rowe Price Group	Vice President
	Price Australia	Director
Chair of the Board
Vice President
Gavin Anton Hayes	T. Rowe Price Group	Vice President
	Price Singapore	Director
Vice President
Naoyuki Honda	T. Rowe Price Group	Vice President
	Price Japan	Director
Chair of the Board
Company’s Representative
Vice President
Arif Husain	T. Rowe Price Group	Vice President
	Price International	Director
Vice President
Stephon Jackson	T. Rowe Price Group	Vice President
	Price Investment Management	Director
President
Kimberly Johnson	T. Rowe Price Group	Chief Operating Officer
Vice President
	Price Associates	Vice President
Louise Johnson	T. Rowe Price Group	Vice President
	Price International	Chief Compliance Officer
Vice President
	Price Hong Kong	Vice President
	Price Singapore	Vice President
Scott Eric Keller	T. Rowe Price Group	Vice President
	Price International	Director
Chair of the Board
Chief Executive Officer
President
	Price Singapore	Vice President
Glen Tien Soon Lee	T. Rowe Price Group	Vice President
	Price Hong Kong	Responsible Officer
	Price Singapore	Director
Chief Executive Officer
Vice President
Yasuo Miyajima	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Sridhar Nishtala	T. Rowe Price Group	Vice President
	Price International	Vice President
	Price Singapore	Director
Chair of the Board
Vice President
David Oestreicher	T. Rowe Price Group	General Counsel
Vice President
Secretary
	Price Associates	Director
Vice President
Secretary
	Price Investment Management	Director
Secretary
	Price International	Vice President
Secretary
	Price Australia	Vice President
	Price Hong Kong	Vice President
	Price Japan	Vice President
	Price Singapore	Vice President

Name	Company Name	Position Held With Company
Robert W. Sharps	T. Rowe Price Group	Director
Chair of the Board
Chief Executive Officer
President
	Price Associates	Director
Chair of the Board
President
	Price Investment Management	Director
Chair of the Board
Wenting Shen	T. Rowe Price Group	Vice President
	Price Singapore	Director
Vice President
Kiyoko Takagi	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Denise Thomas	T. Rowe Price Group	Vice President
	Price International	Director
Vice President
Justin Thomson	T. Rowe Price Group	Vice President
	Price International	Vice President

	Price Hong Kong	Director
Christine Po Kwan To	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Vice President
Responsible Officer
Eric L. Veiel	T. Rowe Price Group	Vice President
	Price Associates	Director
Vice President
Hiroshi Watanabe	T. Rowe Price Group	Vice President
	Price Japan	Director
Vice President
Ernest C. Yeung	T. Rowe Price Group	Vice President
	Price Hong Kong	Director
Chair of the Board
Vice President
Responsible Officer

Certain directors and officers of T. Rowe Price Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

WELLINGTON MANAGEMENT COMPANY LLP

(“WELLINGTON MANAGEMENT”)

The principal business address of Wellington Management is 280 Congress Street, Boston, Massachusetts 02210. Wellington Management is an investment adviser registered under the Investment Advisers Act of 1940, as amended. During the last two fiscal years, no partner of Wellington Management, the Fund’s investment subadviser, has engaged in any other business, profession, vocation, or employment of a substantial nature other than that of the business of investment management.

The following persons are principal executive officers and control persons of Wellington Management:

PRINCIPAL EXECUTIVE OFFICERS

Name	Title
Jean M. Hynes	Chief Executive Officer, Wellington Management Company LLP

Stephen Klar	President, Wellington Management Company LLP

Laura A. Coyne	Managing Director, Counsel and Head of Americas, Wellington Management Company LLP

Erin K. Murphy	Senior Managing Director and Chief Financial Officer, Wellington Management Company LLP

Ihsan K. Speede	Managing Director and Chief Compliance Officer, Americas and Head of Global Funds Compliance, Wellington Management Company LLP

CONTROL PERSONS

Wellington Investment Advisors Holdings LLP, Managing Partner of Wellington Management Company LLP

Wellington Group Holdings LLP, Managing Partner of Wellington Investment Advisors Holdings LLP

Wellington Management Group LLP, Managing Partner of Wellington Group Holdings LLP

Item 32:	Principal Underwriters

(a) MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, MA 01111-0001, serves as principal underwriter to the MassMutual Select Funds, MassMutual Premier Funds, MassMutual Advantage Funds, MML Series Investment Fund, and MML Series Investment Fund II.

(b) The following are the names and positions of the officers and directors of MML Distributors, LLC:

Elizabeth Forget, Member Representative

Douglas Steele, Chief Executive Officer and President, MML Distributors, LLC. Mr. Steele serves as Trustee and President of the Registrant.

Frank Rispoli, Chief Financial Officer and Treasurer, MML Distributors, LLC.

Edward K. Duch, III,Vice President, Chief Legal Officer, and Secretary, MML Distributors, LLC.

James P. Puhala, Chief Compliance Officer, MML Distributors, LLC.

Kelly Pirrotta, AML Compliance Officer, MML Distributors, LLC.

Vincent Baggetta, Chief Risk Officer, MML Distributors, LLC.

Alyssa O’Connor, Assistant Secretary, MML Distributors, LLC.

Pablo Cabrera, Assistant Treasurer, MML Distributors, LLC.

Kevin Lacomb, Assistant Treasurer, MML Distributors, LLC.

Jeffrey Sajdak, Assistant Treasurer, MML Distributors, LLC.

Elizabeth Marin, Assistant Treasurer, MML Distributors, LLC.

Stephen Alibozek, Entity Contracting Officer, MML Distributors, LLC.

Mario Morton, Registration Manager and Continuing Education Officer, MML Distributors, LLC.

The business address for the officers and directors of MML Distributors, LLC is 1295 State Street, Springfield, MA 01111-0001.

(c) Not Applicable.

Item 33:	Location of Accounts and Records

Each account, book, or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MML Series Investment Fund

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser and Administrator)

MML Investment Advisers, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as subadviser)

AllianceBernstein L.P.

501 Commerce Street

Nashville, Tennessee 37203

(With respect to its services as subadviser)

American Century Investment Management, Inc.

4500 Main Street

Kansas City, Missouri 64111

(With respect to its services as subadviser)

Barrow, Hanley, Mewhinney & Strauss, LLC

2200 Ross Avenue, 31st Floor

Dallas, Texas 75201

(With respect to its services as subadviser)

BlackRock Investment Management, LLC

1 University Square

Princeton, New Jersey 08540

(With respect to its services as subadviser)

FIAM LLC

900 Salem Street

Smithfield, Rhode Island 02917

(With respect to its services as subadviser)

Invesco Advisers, Inc.

1331 Spring Street NW, Suite 2500

Atlanta, Georgia 30309

(With respect to its services as subadviser)

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, New York 10017

(With respect to its services as subadviser)

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

(With respect to its services as subadviser)

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(With respect to its services as subadviser)

Thompson, Siegel & Walmsley LLC

6641 West Broad Street, Suite 600

Richmond, Virginia 23230

(With respect to its services as subadviser)

T. Rowe Price Associates, Inc.

1307 Point Street

Baltimore, Maryland 21231

(With respect to its services as a sub-subadviser)

T. Rowe Price Investment Management, Inc.

1307 Point Street

Baltimore, Maryland 21231

(With respect to its services as subadviser)

Wellington Management Company LLP

280 Congress Street

Boston, Massachusetts 02210

(With respect to its services as Distributor)

MML Distributors, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as Sub-Administrator and Transfer Agent)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as Sub-Administrator and Custodian)

State Street Bank and Trust Company

One Congress Street

Boston, Massachusetts 02114

(With respect to their services as counsel)

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

Item 34:	Management Services

Not applicable.

Item 35:	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and the Registrant has duly caused this Post-Effective Amendment No. 120 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 23rd day of April, 2026.

MML SERIES INVESTMENT FUND

By:	/s/ DOUGLAS STEELE
Douglas Steele President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 120 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 23rd day of April, 2026.

Signature	Title

/s/ DOUGLAS STEELE Douglas Steele	Trustee, President, and Chief Executive Officer (Principal Executive Officer)

/s/ RENÉE HITCHCOCK Renée Hitchcock	Chief Financial Officer and Treasurer (Principal Financial Officer)

* Susan B. Sweeney	Chairperson and Trustee

* Nabil N. El-Hage	Trustee

* Maria D. Furman	Trustee

* R. Bradford Malt	Trustee

* C. Ann Merrifield	Trustee

* Clifford M. Noreen	Trustee

*	Trustee
Cynthia R. Plouché

*	Trustee
Jason J. Price

*By:	/s/ JILL NAREAU ROBERT
Jill Nareau Robert Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit
D(43)	Amendment Two to Investment Management Agreement between the Trust and MML Advisers relating to the MML VIP JPMorgan U.S. Research Enhanced Equity Fund
D(63)	Investment Management Agreement between the Trust and MML Advisers relating to the MML VIP American Funds 80/20 Allocation Fund
D(80)	Amendment One to Investment Subadvisory Agreement between MML Advisers and BlackRock Investment Management, LLC relating to the MML VIP BlackRock Equity Index Fund
D(97)	Investment Subadvisory Agreement between MML Advisers and J.P. Morgan Investment Management Inc. relating to the MML VIP JPMorgan U.S. Research Enhanced Equity Fund
D(102)	Amendment 3A to Investment Subadvisory Agreement between MML Advisers and T. Rowe Price Associates, Inc. relating to the MML VIP T. Rowe Price Mid Cap Growth Fund
G(6)	Appendix A to the Custodian Agreement between the Trust and State Street
G(9)	Appendix A to the Delegation Agreement between the Trust and State Street
H(3)	Amendment to the Amended and Restated Administrative and Shareholder Services Agreement between MML Advisers and the Trust
H(9)	Appendix A to Sub-Administration Agreement between MML Advisers and State Street
H(12)	Form of Amendment to the Sub-Administrative Services and Shareholder Services Agreement between MML Advisers and MassMutual

H(26)	Schedule VII.A to the Master Repurchase Agreement between the Trust and State Street
H(28)	Fixed Income Clearing Corporation Sponsored Membership Agreement between the Trust, on behalf of the MML VIP American Funds 80/20 Allocation Fund, the Fixed Income Clearing Corporation, and State Street
H(30)	Investment Company Portfolio Joinder Agreement between the Trust, on behalf of the MML VIP American Funds 80/20 Allocation Fund, and State Street
H(43)	Second Amendment to the Participation Agreement among the Trust, MassMutual, American Funds Insurance Series, and Capital Research Management Company
H(51)	Expense Limitation Agreement between the Trust and MML Advisers with respect to the MML VIP American Century Small Company Value Fund, MML VIP American Funds 80/20 Allocation Fund, MML VIP Invesco Global Fund, MML VIP Loomis Sayles Large Cap Growth Fund, MML VIP MFS International Equity Fund, MML VIP T. Rowe Price Equity Income Fund, MML VIP T. Rowe Price Mid Cap Growth Fund, and MML VIP Wellington Small Cap Growth Equity Fund
I(12)	Opinion of counsel as to the legality of shares being registered for MML VIP American Funds 80/20 Allocation Fund
J(1)	Consent of Deloitte & Touche LLP
J(9)	Power of Attorney for Douglas Steele
M(2)	Amended Schedule A to Service Class and Service Class I Distribution and Services Plan
N(2)	Amended Schedule A to Amended and Restated Rule 18f-3 Plan
P(2)	Code of Ethics for AllianceBernstein L.P.
P(3)	Code of Ethics for American Century Investment Management, Inc.
P(4)	Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC
P(5)	Code of Ethics for BlackRock Investment Management, LLC
P(6)	Code of Ethics for Capital Research and Management Company
P(7)	Code of Ethics for FIAM LLC
P(10)	Code of Ethics for Loomis, Sayles & Company, L.P.
P(11)	Code of Ethics for Massachusetts Financial Services Company
P(12)	Code of Ethics for Thompson, Siegal & Walmsley LLC
P(14)	Code of Ethics for Wellington Management Company LLP